UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Reports to Shareholders are attached hereto.

WisdomTree Trust

Annual Report

March 31, 2020

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

WisdomTree U.S. ESG Fund (RESP)

(formerly, WisdomTree U.S. Total Market Fund (EXT))

WisdomTree U.S. High Dividend Fund (DHS)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

WisdomTree U.S. LargeCap Fund (EPS)

WisdomTree U.S. MidCap Dividend Fund (DON)

WisdomTree U.S. MidCap Fund (EZM)

WisdomTree U.S. Multifactor Fund (USMF)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

WisdomTree U.S. SmallCap Dividend Fund (DES)

WisdomTree U.S. SmallCap Fund (EES)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

WisdomTree U.S. Total Dividend Fund (DTD)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the WisdomTree Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, annual and semi-annual shareholder reports will be available on the WisdomTree Funds’ website (www.wisdomtree.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

The U.S. equity market, as measured by the S&P 500® Index, returned -6.98% for the 12-month fiscal period that ended March 31, 2020 (the “period”).

The second quarter of 2019 began with the continuation of a relief rally in U.S. stocks through April 2019, followed by a selloff in May 2019, and a subsequent recovery in June 2019. The release of stronger than anticipated first quarter gross domestic product (“GDP”) growth as well as the continuation of solid job and wage gains alongside record low unemployment levels helped drive equities higher in April 2019. In early May 2019, U.S.-China trade negotiations broke down — as the U.S. increased tariffs to 25% from 10% on $200 billion in Chinese goods, and China responded in-kind by raising tariffs on U.S. imports. Leading up to the U.S. Federal Reserve (the “Fed”) June 2019 meeting, core inflation remained below the Fed’s 2% target and the May 2019 jobs report came in meaningfully below expectations. In June 2019, the Fed’s outlook for the U.S. economy was markedly uncertain. The Fed left its target monetary policy rate unchanged and indicated that future rate action would be taken if needed to sustain the U.S. economic expansion. Expectations for future Fed rate cuts along with resumption of U.S.-China trade negotiations at the then-upcoming G-20 forum led U.S. equities higher through the end of June 2019 to return +4.30% in the second quarter of 2019, as measured by the S&P 500® Index.

U.S. equities continued a more modest, but still positive trajectory in the third quarter of 2019 and returned +1.70%, as measured by the S&P 500® Index. The “advance” estimate release of second quarter GDP showed that U.S. economic growth slowed to 2.1% from 3.1% in the first quarter of 2019. Strong consumer spending provided a tailwind for U.S. GDP, while a decline in investment and inventories as well as an increase in the trade deficit depressed economic growth. At the end of July 2019, the Fed cut the benchmark rate by 0.25% for the first time since 2008. Despite easing monetary policy, the U.S. equity market was disappointed that the Fed did not commit to future stimulus measures. A slower pace of job growth, indications of moderating economic activity in the service sector, and the first decline in manufacturing activity since 2009 were negative overhangs on market sentiment. Ultimately, these negative overhangs were more than offset by the positive reaction to further easing in monetary policy in September 2019 when the Fed cut the benchmark rate by an additional 0.25%.

U.S. equities rallied +9.07% in the fourth quarter of 2019, as measured by the S&P 500® Index. Trade uncertainty between U.S. and China continued to weigh on economic activity and labor market growth continued to trend lower. Falling core producer prices, declining retail sales, and a mild report of 1.9% GDP growth for the third quarter of 2019, according to the “advance” estimate, showed slowing consumer spending. The Fed again took action to ease monetary policy by lowering the benchmark rate by an additional 0.25%, although it signaled a pause in future actions. In mid-December 2019, President Trump announced a limited trade agreement with China, including the cancellation of new tariffs and a reduction in existing tariffs. The preliminary trade pact was the major catalyst driving positive U.S. equity performance in the fourth quarter of 2019.

Previous gains in U.S. equities over the preceding nine months were rapidly offset during the first quarter of 2020 as the world grappled with the fallout from the spread of the novel coronavirus (“COVID-19”) outbreak. Sentiment was relatively positive early in the first quarter of 2020 as the U.S.-China trade resolution progressed, consumer spending growth remained moderate, the trade deficit contracted, and the Fed left its benchmark interest rate unchanged.

At the end of January 2020, China announced the lock down of select cities due to COVID-19. Over the next month, the global rate of infection accelerated as the virus spread around the world. Large international corporations announced disruptions to operations and forecasted meaningful reductions in financial expectations.

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

On February 19, 2020, the first case of COVID-19 in the U.S. was reported, marking the peak level for U.S. equities. By February 27, 2020, U.S. equities entered correction territory, marking a 10% decline from their peak. Meanwhile, the Cboe Volatility Index, a benchmark index that measures the market’s expectation of future volatility, rose to the highest level since 2011. On March 3, 2020, the Fed took emergency action to stem the negative economic impact from COVID-19 and cut the benchmark rate by 0.50%. Amidst virus related market volatility, Saudi Arabia and Russia engaged in an oil price war. Following a failed agreement on production cuts, Saudi Arabia sought to increase market share, which drove the largest daily decline in Energy stocks within the S&P 500® Index on record.

On March 15, 2020, the Fed again took unprecedented emergency actions, including a cut to the benchmark rate by 1.00% to a range of 0% to 0.25%. The Fed also instituted quantitative easing measures with the purchase of $700 billion in U.S. government debt, along with other tools to provide stimulus, liquidity, and to promote lending. As the virus continued to spread, local governments began to institute lock downs grinding economic activity to a halt. In the final week of March 2020, U.S. equities rebounded modestly as the Fed announced new lending facilities to support credit markets and as U.S. Congress passed a $2 trillion fiscal stimulus package. Overall, U.S. equities declined -19.60% in the first quarter of 2020, as measured by the S&P 500® Index.

Over the period, the decrease in short-term U.S. interest rates exceeded the decrease in long-term rates, resulting in a steepening of the U.S. Treasury yield curve. The Fed funds rate decreased 2.25% to a range of 0% to 0.25%, while the 2-Year U.S. Treasury Note yield decreased 2.04% to 0.23% and the U.S. 10-Year Treasury Note yield fell 1.71% to 0.70%. The closely monitored spread between the 2- and 10-year U.S. Treasury Note yields increased from 0.14% at the beginning of the period to 0.47% at the end of the period. The decrease in rates over the period was driven by easing monetary policy by the Fed. Short-term rates fell more than long-term rates over the period reflecting the negative near-term impact on the U.S. economy from COVID-19.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

Sector Breakdown†

Sector	% of Net Assets
Consumer Staples	14.2%
Utilities	12.5%
Health Care	11.7%
Real Estate	11.6%
Information Technology	10.3%
Energy	8.9%
Materials	8.4%
Industrials	7.8%
Communication Services	7.4%
Consumer Discretionary	6.6%
Investment Company	0.2%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Altria Group, Inc.	2.1%
Philip Morris International, Inc.	1.9%
CenturyLink, Inc.	1.9%
AbbVie, Inc.	1.8%
Medical Properties Trust, Inc.	1.7%
Gilead Sciences, Inc.	1.7%
Williams Cos., Inc. (The)	1.6%
AT&T, Inc.	1.6%
Kraft Heinz Co. (The)	1.6%
International Business Machines Corp.	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Dividend ex-Financials Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Dividend ex-Financials Index (the “Index”). In seeking to track the Index, the Fund invests in high dividend yielding companies in the U.S. equity market excluding the financial sector. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -21.49% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund benefited the most from its position in the Information Technology sector, while its position in the Energy sector weighed on performance the most. From a dividend yield perspective, the Fund’s position in higher dividend yield companies detracted the most from Fund performance while the Fund’s position in lower dividend yield companies was a positive contributor. During the fiscal year, value-oriented investing with a dividend emphasis, such as the Fund, significantly lagged those which focused on growth, as dividend-paying companies underperformed the broader market.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$753.90	0.38%	$1.67
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-21.49%	-4.49%	0.32%	7.93%
Fund Market Price Returns	-21.61%	-4.54%	0.28%	7.91%
WisdomTree U.S. Dividend ex-Financials Index	-21.27%	-4.16%	0.70%	8.34%
Dow Jones U.S. Select Dividend IndexSM	-21.70%	-3.14%	2.73%	8.91%
Russell 1000® Value Index	-17.17%	-2.18%	1.90%	7.67%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. ESG Fund (RESP)

(formerly, WisdomTree U.S. Total Market Fund (EXT))

Sector Breakdown†

Sector	% of Net Assets
Information Technology	26.4%
Health Care	15.0%
Financials	12.2%
Communication Services	11.2%
Consumer Discretionary	10.4%
Industrials	8.9%
Consumer Staples	7.1%
Utilities	3.3%
Real Estate	2.9%
Materials	2.5%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	4.5%
Apple, Inc.	4.0%
Alphabet, Inc., Class A	3.7%
Amazon.com, Inc.	2.9%
Facebook, Inc., Class A	2.3%
JPMorgan Chase & Co.	1.5%
Visa, Inc., Class A	1.5%
Johnson & Johnson	1.1%
MasterCard, Inc., Class A	1.1%
Intel Corp.	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. ESG Fund (the “Fund”) seeks capital appreciation. The Fund is actively managed using a model-based approach. The Fund seeks to achieve its investment objective by investing primarily in U.S. equity securities that exhibit certain characteristics believed to be indicative of positive future returns as well as incorporating favorable environmental, social, and governance (“ESG”) characteristics based on a model developed by WisdomTree Asset Management. The Fund’s investment objective and strategies changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree U.S. Total Market Fund and tracked the performance, before fees and expenses, of the WisdomTree U.S. Total Market Index (the “Former Index”). In seeking to track the Former Index, the Fund invested in U.S. all-cap equities from a broad range of earnings-generating companies. The Fund generally used a representative sampling strategy to achieve its investment objective, meaning it generally invested in a sample of securities in the Former Index.

The Fund returned -12.73% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). As noted above, the Fund changed its strategies and objectives on March 16, 2020. As a result, most of the fiscal year’s performance represents its time as the WisdomTree U.S. Total Market Fund. The Fund’s position in the Health Care sector contributed least negatively to performance while its position in the Financials sector weighed on performance the most. From a price-to-earnings (“P/E”) quintiles perspective, the lowest P/E quintile was the most negative contributor, while companies with negative earnings (and, therefore, no discernible P/E ratio) managed to positively contribute to performance. In addition, during this timeframe, value-oriented investment strategies, such as those utilized by the Fund (and its predecessor), significantly underperformed growth-focused ones.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$823.60	0.28%	$1.28
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	0.28%	$1.42

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns*	-12.73%	1.69%	4.41%	9.27%
Fund Market Price Returns*	-12.92%	1.64%	4.35%	9.24%
WisdomTree U.S. Total Market Index*	-12.74%	1.89%	4.70%	9.59%
Russell 3000/MSCI USA Extended ESG Focus Spliced Index**	-8.71%	4.16%	5.86%	10.20%
S&P 500® Index	-6.98%	5.10%	6.73%	10.53%
*

The Fund’s name, objective and strategies changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree U.S. Total Market Fund and tracked the performance, before fees and expenses, of the WisdomTree U.S. Total Market Index.

**	Russell 3000 Index through March 15, 2020; MSCI USA Extended ESG Focus Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. High Dividend Fund (DHS)

Sector Breakdown†

Sector	% of Net Assets
Health Care	16.8%
Information Technology	13.7%
Consumer Staples	12.6%
Utilities	12.5%
Communication Services	11.9%
Real Estate	10.9%
Financials	8.3%
Energy	8.1%
Industrials	2.1%
Consumer Discretionary	1.7%
Materials	0.7%
Investment Company	0.5%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Verizon Communications, Inc.	5.9%
Pfizer, Inc.	5.6%
AT&T, Inc.	5.1%
AbbVie, Inc.	5.0%
International Business Machines Corp.	3.9%
Philip Morris International, Inc.	3.5%
Coca-Cola Co. (The)	3.1%
Chevron Corp.	3.1%
Bristol-Myers Squibb Co.	3.1%
Gilead Sciences, Inc.	3.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. High Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in high dividend yielding companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -18.99% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s performance benefited from its position in the Communication Services sector, while its position in the Real Estate sector was a detractor. From a dividend yield perspective, the Fund’s position in higher dividend yield companies detracted the most from Fund performance, while the Fund’s position in lower dividend yield companies contributed positively to performance. Accordingly, dividend-paying companies and dividend-focused funds, such as the Fund, struggled over the fiscal year. Value-oriented investing as an investment style significantly underperformed growth-oriented investing during this market environment, and the Fund was not immune to the selling pressure.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$773.70	0.38%	$1.69
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-18.99%	-2.87%	2.06%	8.65%
Fund Market Price Returns	-19.08%	-2.91%	2.03%	8.64%
WisdomTree U.S. High Dividend Index	-18.78%	-2.56%	2.43%	9.05%
Russell 1000® Value Index	-17.17%	-2.18%	1.90%	7.67%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	19.0%
Health Care	15.1%
Consumer Staples	13.7%
Financials	12.5%
Industrials	7.7%
Communication Services	7.5%
Utilities	6.2%
Energy	6.0%
Consumer Discretionary	5.5%
Real Estate	4.6%
Materials	1.7%
Investment Company	0.3%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	4.4%
Apple, Inc.	3.5%
AT&T, Inc.	3.1%
Johnson & Johnson	2.6%
Verizon Communications, Inc.	2.5%
Exxon Mobil Corp.	2.2%
JPMorgan Chase & Co.	2.0%
Pfizer, Inc.	1.9%
Procter & Gamble Co. (The)	1.8%
Philip Morris International, Inc.	1.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. LargeCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. LargeCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying large-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -11.62% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s position in the Information Technology sector contributed positively to performance while its position in the Industrials sector was the most negative contributor. From a dividend yield perspective, the Fund’s position in higher dividend yield companies was the most positive contributor to Fund performance while those companies with zero dividend yield weighed on performance. The Fund benefited from its emphasis on larger companies during the fiscal year, and especially during the first quarter of 2020, where larger companies outperformed smaller ones.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$829.00	0.28%	$1.28
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	0.28%	$1.42

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-11.62%	1.91%	4.84%	9.61%
Fund Market Price Returns	-11.69%	1.89%	4.80%	9.59%
WisdomTree U.S. LargeCap Dividend Index	-11.34%	2.21%	5.15%	9.92%
S&P 500® Index	-6.98%	5.10%	6.73%	10.53%
Russell 1000® Value Index	-17.17%	-2.18%	1.90%	7.67%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. LargeCap Fund (EPS)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	22.5%
Financials	16.2%
Health Care	13.8%
Communication Services	11.2%
Consumer Staples	9.3%
Industrials	9.0%
Consumer Discretionary	7.5%
Utilities	3.3%
Energy	3.2%
Materials	2.0%
Real Estate	1.8%
Investment Company	0.1%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Apple, Inc.	4.9%
Microsoft Corp.	4.2%
Alphabet, Inc., Class A	2.9%
JPMorgan Chase & Co.	2.3%
Verizon Communications, Inc.	1.8%
Intel Corp.	1.8%
Facebook, Inc., Class A	1.7%
Bank of America Corp.	1.7%
Johnson & Johnson	1.7%
Walmart, Inc.	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. LargeCap Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. LargeCap Index (the “Index”). In seeking to track the Index, the Fund invests in earnings-generating large-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -9.65% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund benefited most from its position in the Information Technology sector, while its position in the Financials sector was a primary detractor to performance. From a price-to-earnings (“P/E”) quintiles perspective, the lowest P/E quintile was the most negative contributor, while companies with negative earnings (and, therefore, no discernible P/E ratio) managed to positively contribute to performance. During this timeframe, value-oriented investment strategies, such as those utilized by the Fund, significantly underperformed growth-focused ones, as richly valued companies and those with poor earnings outperformed those with healthier fundamental metrics.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$847.70	0.08%	$0.37
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.08%	$0.40

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-9.65%	3.12%	5.42%	9.67%
Fund Market Price Returns	-9.80%	3.06%	5.37%	9.65%
WisdomTree U.S. LargeCap Index	-9.54%	3.36%	5.68%	9.95%
S&P 500® Index	-6.98%	5.10%	6.73%	10.53%
S&P 500® Value Index	-14.47%	-2.49%	0.80%	5.48%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. MidCap Dividend Fund (DON)

Sector Breakdown†

Sector	% of Net Assets
Financials	21.4%
Real Estate	14.5%
Consumer Discretionary	12.3%
Industrials	11.9%
Utilities	11.8%
Materials	8.3%
Information Technology	7.7%
Consumer Staples	5.5%
Energy	3.1%
Communication Services	1.5%
Health Care	1.4%
Investment Company	0.4%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Campbell Soup Co.	1.2%
J.M. Smucker Co. (The)	1.2%
Franklin Resources, Inc.	1.0%
Molson Coors Beverage Co., Class B	1.0%
Alliant Energy Corp.	0.9%
CenterPoint Energy, Inc.	0.9%
WestRock Co.	0.9%
Pinnacle West Capital Corp.	0.8%
NetApp, Inc.	0.8%
CNA Financial Corp.	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. MidCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. MidCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying mid-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -30.28% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s position in the Information Technology sector contributed positively to performance while its position in the Consumer Discretionary sector contributed most negatively to performance. From a dividend yield perspective, the Fund’s position in higher dividend yield companies detracted the most from Fund performance, while the Fund’s position in lower dividend yield companies contributed positively to performance. The Fund’s focus on dividend-paying companies negatively affected Fund performance as these companies lagged the broader market over the fiscal year. Investment strategies having an emphasis on mid-cap companies, such as the Fund, struggled during the fiscal year and especially during the first quarter of 2020.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$677.40	0.38%	$1.59
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-30.28%	-7.09%	-0.77%	7.53%
Fund Market Price Returns	-30.45%	-7.16%	-0.83%	7.49%
WisdomTree U.S. MidCap Dividend Index	-30.21%	-6.85%	-0.44%	7.89%
S&P MidCap 400® Index	-22.51%	-4.09%	0.56%	7.88%
Russell MidCap Index	-18.31%	-0.81%	1.85%	8.77%
Russell MidCap Value Index	-24.13%	-5.97%	-0.76%	7.22%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. MidCap Fund (EZM)

Sector Breakdown†

Sector	% of Net Assets
Financials	24.0%
Industrials	19.0%
Consumer Discretionary	16.1%
Information Technology	9.4%
Materials	7.1%
Health Care	6.2%
Real Estate	4.8%
Utilities	3.6%
Consumer Staples	3.2%
Communication Services	3.2%
Energy	3.1%
Investment Company	0.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Brighthouse Financial, Inc.	1.1%
Molina Healthcare, Inc.	1.0%
Cabot Oil & Gas Corp.	0.9%
GrafTech International Ltd.	0.7%
Lear Corp.	0.7%
Santander Consumer USA Holdings, Inc.	0.7%
Steel Dynamics, Inc.	0.6%
Unum Group	0.6%
Albemarle Corp.	0.6%
Arrow Electronics, Inc.	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. MidCap Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. MidCap Index (the “Index”). In seeking to track the Index, the Fund invests in earnings-generating mid-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -31.45% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s position in the Consumer Staples sector contributed least negatively to performance while its position in the Financials sector most negatively impacted performance. From a price-to-earnings (“P/E”) quintiles perspective, the lowest P/E quintile was the most negative contributor, while companies with negative earnings (and, therefore, no discernible P/E ratio) were the least negative contributors. Investment strategies having an emphasis on mid-cap companies, such as the Fund, struggled during the fiscal year and especially during the first quarter of 2020. In addition, during the first quarter of 2020, value-oriented investment strategies, such as those utilized by the Fund, significantly underperformed growth-focused ones.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$677.40	0.38%	$1.59
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-31.45%	-7.80%	-2.40%	6.81%
Fund Market Price Returns	-31.71%	-7.96%	-2.50%	6.76%
WisdomTree U.S. MidCap Index	-31.24%	-7.49%	-2.09%	7.12%
S&P MidCap 400® Index	-22.51%	-4.09%	0.56%	7.88%
Russell MidCap Index	-18.31%	-0.81%	1.85%	8.77%
Russell MidCap Value Index	-24.13%	-5.97%	-0.76%	7.22%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. Multifactor Fund (USMF)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	25.9%
Health Care	14.8%
Communication Services	11.2%
Financials	10.8%
Consumer Discretionary	9.0%
Industrials	8.8%
Consumer Staples	7.0%
Energy	3.9%
Utilities	3.2%
Real Estate	2.6%
Materials	2.6%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Citrix Systems, Inc.	1.5%
Verizon Communications, Inc.	1.1%
Oracle Corp.	1.1%
Cable One, Inc.	1.1%
Jack Henry & Associates, Inc.	1.1%
Charter Communications, Inc., Class A	1.1%
Cabot Oil & Gas Corp.	1.1%
Booz Allen Hamilton Holding Corp.	1.1%
Akamai Technologies, Inc.	1.0%
Microsoft Corp.	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Multifactor Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Multifactor Index (the “Index”). In seeking to track the Index, the Fund invests in U.S. companies with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -13.43% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s position in the Health Care sector was the most positive contributor to performance over the fiscal year, while its position in the Information Technology sector was the primary detractor from performance. From a market capitalization perspective, the Fund’s underperformance during the fiscal year was attributable mostly to its underweight position to large-cap companies coupled with its overweight position to mid-cap companies.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$820.00	0.28%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	0.28%	$1.42

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-13.43%	1.36%
Fund Market Price Returns	-13.64%	1.24%
WisdomTree U.S. Multifactor Index	-13.39%	1.42%
S&P 500® Index	-6.98%	4.47%
S&P 500® Equal Weight Index	-17.56%	-1.26%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on June 29, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	22.3%
Industrials	18.0%
Health Care	16.9%
Consumer Staples	15.8%
Communication Services	8.4%
Consumer Discretionary	7.3%
Financials	5.3%
Materials	2.7%
Utilities	1.7%
Energy	1.2%
Real Estate	0.1%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Verizon Communications, Inc.	5.9%
Microsoft Corp.	5.1%
Apple, Inc.	4.6%
Procter & Gamble Co. (The)	4.3%
Merck & Co., Inc.	3.5%
Altria Group, Inc.	3.2%
PepsiCo, Inc.	3.1%
Intel Corp.	2.5%
Bristol-Myers Squibb Co.	2.4%
Gilead Sciences, Inc.	2.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying large-cap companies with growth characteristics in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -7.52% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund benefited the most from its position in the Health Care sector, while its position in the Consumer Discretionary sector was the most negative contributor to performance. From a return-on-equity (“ROE”) quintiles perspective, the highest ROE quintile was a negative contributor while the lowest ROE quintile was the most positive contributor. The market volatility during the first quarter of 2020 saw high quality companies (in terms of ROE and other profitability metrics) underperform lower quality companies, which resulted in the Fund struggling due to its emphasis on the quality factor as part of its investment strategy.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$871.40	0.28%	$1.31
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	0.28%	$1.42

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-7.52%	5.42%	6.80%	9.01%
Fund Market Price Returns	-7.61%	5.40%	6.76%	9.00%
WisdomTree U.S. Quality Dividend Growth Index	-7.29%	5.73%	7.11%	9.32%
NASDAQ U.S. Dividend AchieversTM Select Index	-3.98%	6.84%	7.31%	8.42%
S&P 500® Index	-6.98%	5.10%	6.73%	8.92%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on May 22, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	19.6%
Financials	16.4%
Industrials	16.1%
Consumer Discretionary	15.2%
Health Care	11.2%
Materials	8.4%
Communication Services	4.5%
Utilities	3.6%
Energy	3.1%
Consumer Staples	1.1%
Real Estate	0.6%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
DaVita, Inc.	1.8%
Evergy, Inc.	1.5%
Oracle Corp.	1.5%
Cisco Systems, Inc.	1.5%
eBay, Inc.	1.4%
Altice USA, Inc., Class A	1.4%
Waters Corp.	1.3%
Starbucks Corp.	1.3%
Fiserv, Inc.	1.2%
NRG Energy, Inc.	1.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Quality Shareholder Yield Fund (the “Fund”) is actively managed using a model-based approach seeking income and capital appreciation by investing primarily in U.S. equity securities that provide a high total shareholder yield with favorable relative quality characteristics.

The Fund returned -21.86% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund benefited the most from its position in the Information Technology sector, while its position in the Energy sector weighed on performance the most. Many companies that generated returns for their shareholders via share buybacks and dividend payments suspended or cut them during the fiscal year, which directly affected the Fund’s performance negatively. Likewise, lower quality companies (in terms of return-on-equity and other profitability metrics) underperformed higher quality ones during the fiscal year, which was also a headwind for the Fund due to its emphasis on the quality factor as part of its investment strategy.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$751.30	0.38%	$1.66
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-21.86%	-0.89%	1.21%	7.48%
Fund Market Price Returns	-21.89%	-0.92%	1.18%	7.48%
Russell 1000® Value Index	-17.17%	-2.18%	1.90%	7.67%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. SmallCap Dividend Fund (DES)

Sector Breakdown†

Sector	% of Net Assets
Financials	27.4%
Industrials	15.2%
Real Estate	14.9%
Consumer Discretionary	8.8%
Materials	8.3%
Utilities	5.9%
Consumer Staples	5.8%
Communication Services	4.0%
Information Technology	3.8%
Energy	3.7%
Health Care	1.7%
Investment Company	0.2%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Cogent Communications Holdings, Inc.	1.3%
Equitrans Midstream Corp.	1.2%
B&G Foods, Inc.	1.1%
Vector Group Ltd.	0.9%
Antero Midstream Corp.	0.8%
Virtu Financial, Inc., Class A	0.8%
Taubman Centers, Inc.	0.8%
Avista Corp.	0.8%
South Jersey Industries, Inc.	0.7%
Olin Corp.	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -32.22% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s performance benefited the most from its position in the Financials sector, while its position in the Information Technology sector contributed most negatively to performance. From a dividend yield perspective, the Fund’s position in higher dividend yield companies contributed the most negatively to Fund performance, while the Fund’s position in lower dividend yield companies contributed the least negatively to performance. Dividend-paying companies and dividend-focused investment strategies, such as those utilized by the Fund, struggled over the fiscal year. Smaller-sized companies faced increased selling pressure particularly during the first quarter of 2020, as equity investors fled to the presumed safety of larger companies amid market volatility and near-term uncertainty.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$670.30	0.38%	$1.59
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-32.22%	-9.75%	-2.62%	5.79%
Fund Market Price Returns	-32.63%	-9.90%	-2.74%	5.71%
WisdomTree U.S. SmallCap Dividend Index	-31.99%	-9.47%	-2.35%	5.97%
Russell 2000® Index	-23.99%	-4.64%	-0.25%	6.90%
Russell 2000® Value Index	-29.64%	-9.51%	-2.42%	4.79%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. SmallCap Fund (EES)

Sector Breakdown†

Sector	% of Net Assets
Financials	27.6%
Industrials	19.4%
Consumer Discretionary	14.7%
Materials	7.4%
Health Care	6.4%
Information Technology	6.3%
Energy	5.3%
Consumer Staples	4.1%
Real Estate	3.9%
Communication Services	3.6%
Utilities	1.1%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
AMC Networks, Inc., Class A	1.0%
Cleveland-Cliffs, Inc.	0.9%
Levi Strauss & Co., Class A	0.9%
Warrior Met Coal, Inc.	0.9%
Change Healthcare, Inc.	0.8%
O-I Glass, Inc.	0.7%
Schneider National, Inc., Class B	0.7%
Range Resources Corp.	0.6%
Innoviva, Inc.	0.6%
CNX Resources Corp.	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Index (the “Index”). In seeking to track the Index, the Fund invests in earnings-generating small-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -36.87% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s position in the Financials sector contributed most positively to performance while its position in the Energy sector significantly weighed on performance the most. From a price-to-earnings (“P/E”) quintiles perspective, the lowest P/E quintile was the most negative contributor, while the third quintile managed to be a positive contributor. Smaller-sized companies faced increased selling pressure, particularly during the first quarter of 2020, as equity investors fled to the presumed safety of larger companies amid market volatility and near-term uncertainty. In addition, during the first quarter of 2020, value-oriented investment strategies, such as those utilized by the Fund, significantly underperformed growth-focused ones. Further, the Fund faced an additional headwind due to its overweight position in the Energy sector, which suffered from plummeting oil prices after a collapse in global demand and conflict among members of the Organization of the Petroleum Exporting Countries.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$634.10	0.38%	$1.55
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-36.87%	-10.09%	-3.17%	5.64%
Fund Market Price Returns	-37.17%	-10.25%	-3.28%	5.58%
WisdomTree U.S. SmallCap Index	-36.79%	-9.91%	-3.00%	5.84%
Russell 2000® Index	-23.99%	-4.64%	-0.25%	6.90%
Russell 2000® Value Index	-29.64%	-9.51%	-2.42%	4.79%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	24.4%
Financials	20.7%
Materials	14.6%
Consumer Discretionary	13.8%
Utilities	7.5%
Information Technology	5.9%
Consumer Staples	3.6%
Real Estate	3.2%
Communication Services	3.0%
Health Care	2.9%
Energy	0.2%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Virtu Financial, Inc., Class A	3.2%
CoreCivic, Inc.	2.4%
Moelis & Co., Class A	2.0%
Olin Corp.	1.9%
Chemours Co. (The)	1.8%
Navient Corp.	1.7%
Patterson Cos., Inc.	1.6%
El Paso Electric Co.	1.4%
Houlihan Lokey, Inc.	1.3%
Home BancShares, Inc.	1.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies with growth characteristics in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -26.22% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund was least negatively impacted by its position in the Utilities sector. The Fund’s position in the Consumer Discretionary sector contributed most negatively to performance. From a return-on-equity (“ROE”) quintiles perspective, the highest ROE quintiles positively impacted performance, while the lower ROE quintiles and companies with negative ROE weighed on performance. The Fund’s emphasis on small market capitalization companies was a major headwind over the fiscal year, and especially during the first quarter of 2020, as equity investors fled to the presumed safety of larger companies amid market volatility and near-term uncertainty.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$711.40	0.38%	$1.63
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-26.22%	-6.72%	-1.40%	2.22%
Fund Market Price Returns	-26.57%	-6.90%	-1.52%	2.12%
WisdomTree U.S. SmallCap Quality Dividend Growth Index	-26.10%	-6.50%	-1.19%	2.45%
Russell 2000® Index	-23.99%	-4.64%	-0.25%	2.77%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on July 25, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree U.S. Total Dividend Fund (DTD)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	17.3%
Financials	13.7%
Health Care	13.3%
Consumer Staples	12.6%
Industrials	8.0%
Real Estate	7.5%
Communication Services	6.8%
Utilities	6.6%
Consumer Discretionary	6.1%
Energy	5.5%
Materials	2.4%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	3.9%
Apple, Inc.	3.1%
AT&T, Inc.	2.7%
Johnson & Johnson	2.2%
Verizon Communications, Inc.	2.2%
Exxon Mobil Corp.	1.9%
JPMorgan Chase & Co.	1.8%
Pfizer, Inc.	1.6%
Procter & Gamble Co. (The)	1.6%
Philip Morris International, Inc.	1.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Total Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in U.S. all-cap equities from a broad range of dividend-paying companies. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -14.75% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s position in the Information Technology sector contributed most positively to performance while its position in the Real Estate sector contributed most negatively to performance. From a dividend yield perspective, the Fund’s position in higher dividend yield companies was the most negative contributor to Fund performance, while the Fund’s position in lower dividend yield companies contributed positively to performance. Since the Fund’s investment strategy focuses on high dividend yielding companies, it lagged the broader market over the fiscal year, as companies that pay larger dividends relative to their share price underperformed those that did not. In addition, many value-oriented funds (including those with a dividend emphasis such as the Fund) underperformed those that focused on growth.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$802.90	0.28%	$1.26
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	0.28%	$1.42

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-14.75%	0.38%	3.91%	9.22%
Fund Market Price Returns	-14.90%	0.35%	3.84%	9.20%
WisdomTree U.S. Dividend Index	-14.41%	0.68%	4.23%	9.61%
Russell 3000® Index	-9.13%	4.00%	5.77%	10.15%
Russell 3000® Value Index	-18.02%	-2.67%	1.62%	7.47%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report:

Correlation is a statistical measure of how two sets of returns move in relation to each other. Correlation coefficients range from -1 to 1. A correlation of 1 means the two subjects of analysis move in lockstep with each other. A correlation of -1 means the two subjects of analysis have moved in exactly the opposite direction.

The Dow Jones U.S. Select Dividend IndexSM is comprised of 100 U.S. dividend-paying companies.

Factors generally are attributes that are based on its fundamentals or share price behavior.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

Momentum is generally characterized by assets with recent price increase trends over time. This term is also associated with the momentum factor which associates these stock characteristics with excess return vs. the market over time.

The MSCI USA Extended ESG Focus Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCI USA Index, its parent index.

The NASDAQ U.S. Dividend AchieversTM Select Index is a capitalization-weighted index that measures the performance of U.S. common stocks that have a history of increasing dividends for at least ten consecutive years.

Price-to-Earnings refers to a company’s share price divided by its earnings per share. Lower numbers indicate an ability to access greater amounts of earnings per dollar invested. A higher number indicates that a company’s stock is over-valued.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs the market over time.

Quintiles refers to separating a universe of companies into five groups of equal size on the basis of dividend yield, price-to-earnings, or return-on-equity, as applicable.

Return-on-Equity (ROE) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

The Russell 1000® Value Index is a capitalization-weighted index that is comprised of the large-capitalization value segment of the U.S. equity universe, selecting from the Russell 1000 Index.

The Russell 2000® Index is a capitalization-weighted index that is comprised of the smallest 2,000 securities in the Russell 3000 Index, based on total market capitalization.

The Russell 2000® Value Index is a capitalization-weighted index that is comprised of the small-capitalization value segment of the U.S. equity universe, selecting from the Russell 2000 Index.

The Russell 3000® Index is a capitalization-weighted index that is comprised of the 3,000 largest U.S. companies, based on total market capitalization.

The Russell 3000® Value Index is a capitalization-weighted index that measures the performance of the value segment of the broad U.S. equity market, selecting from the Russell 3000 Index.

The Russell Midcap® Index is a market capitalization weighted index that is comprised of the smallest 800 stocks from the Russell 1000 Index.

18	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

The Russell MidCap Value Index is a capitalization weighted index that measures the midcap value segment of the U.S. equity universe, selecting from the Russell MidCap Index.

The S&P 500® Equal Weight Index is the equal-weight version of the widely used S&P 500 Index. The index includes the same constituents as the capitalization-weighted S&P 500 Index, but each company is allocated a fixed weight — or 0.2% of the index total at each quarterly rebalance.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by the Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The S&P 500® Value Index is an index comprised of S&P 500 Index constituents that screen favorably on measures of value such as book value, earnings, and sales to price.

The S&P MidCap 400® Index is a capitalization-weighted index that is comprised of the mid-capitalization range of the U.S. stock market, with stocks selected by the Standard & Poor’s Index Committee.

Shareholder Yield generally refers to a data point that references a combination of dividend yield and buyback yield.

Value is generally characterized by lower price levels relative to fundamentals, such as earnings or dividends. Prices are lower because investors are less certain of the performance of these fundamentals in the future. This term is also related to the value factor, which associates these stock characteristics with excess returns vs. the market over time.

The WisdomTree U.S. Dividend ex-Financials Index is comprised of high dividend-yielding stocks outside the Financials sector.

The WisdomTree U.S. Dividend Index defines the dividend-paying portion of the U.S. stock market.

The WisdomTree U.S. High Dividend Index is comprised of companies with high dividend yields, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. LargeCap Dividend Index is comprised of the large-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. LargeCap Index is a fundamentally weighted index that measures the performance of earnings-generating companies within the large-capitalization segment of the U.S. Stock Market.

The WisdomTree U.S. MidCap Dividend Index is comprised of the mid-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. MidCap Index is a fundamentally weighted index that measures the performance of earnings-generating companies within the mid-capitalization segment of the U.S. Stock Market.

The WisdomTree U.S. Multifactor Index is comprised of 200 U.S. companies with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation.

The WisdomTree U.S. Quality Dividend Growth Index is comprised of dividend-paying stocks with growth characteristics.

The WisdomTree U.S. SmallCap Dividend Index is comprised of the small-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. SmallCap Index is a fundamentally weighted index that measures the performance of earnings-generating companies within the small-capitalization segment of the U.S. Stock Market.

WisdomTree Trust	19

Description of Terms and Indexes (unaudited) (concluded)

The WisdomTree U.S. SmallCap Quality Dividend Growth Index is comprised of the small-capitalization segment of dividend-paying stocks with growth characteristics.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

The Dow Jones U.S. Select Dividend Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc., and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

20	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.4%

United States – 99.4%

Aerospace & Defense – 0.8%

Lockheed Martin Corp.	13,546	$4,591,417

Air Freight & Logistics – 1.9%

C.H. Robinson Worldwide, Inc.(a)	73,929	4,894,100

United Parcel Service, Inc. Class B	57,639	5,384,635

Total Air Freight & Logistics		10,278,735

Automobiles – 1.0%

General Motors Co.	252,481	5,246,555

Beverages – 1.4%

Molson Coors Beverage Co. Class B	189,906	7,408,233

Biotechnology – 4.3%

AbbVie, Inc.	130,827	9,967,709

Amgen, Inc.	22,253	4,511,351

Gilead Sciences, Inc.	121,721	9,099,862

Total Biotechnology		23,578,922

Chemicals – 4.4%

Air Products & Chemicals, Inc.	18,145	3,621,923

Celanese Corp.	33,948	2,491,444

Corteva, Inc.	161,286	3,790,221

Dow, Inc.	210,397	6,152,008

Eastman Chemical Co.	91,527	4,263,328

International Flavors & Fragrances, Inc.	33,846	3,455,000

Total Chemicals		23,773,924

Communications Equipment – 1.1%

Cisco Systems, Inc.	145,401	5,715,713

Containers & Packaging – 3.3%

International Paper Co.	203,882	6,346,847

Packaging Corp. of America	54,223	4,708,183

WestRock Co.	240,975	6,809,953

Total Containers & Packaging		17,864,983

Distributors – 0.7%

Genuine Parts Co.(a)	59,407	3,999,873

Diversified Telecommunication Services – 4.9%

AT&T, Inc.	304,691	8,881,743

CenturyLink, Inc.(a)	1,083,887	10,253,571

Verizon Communications, Inc.	143,463	7,708,267

Total Diversified Telecommunication Services		26,843,581

Electric Utilities – 8.7%

Avangrid, Inc.	156,909	6,869,476

Duke Energy Corp.	101,646	8,221,129

Edison International	103,984	5,697,283

Exelon Corp.	158,877	5,848,262

FirstEnergy Corp.	145,432	5,827,460

PPL Corp.	290,641	7,173,020

Southern Co. (The)	140,655	7,615,062

Total Electric Utilities		47,251,692

Electrical Equipment – 0.7%

Emerson Electric Co.	75,999	3,621,352

Energy Equipment & Services – 0.9%

Baker Hughes Co.	289,706	3,041,913

Halliburton Co.	305,079	2,089,791

Total Energy Equipment & Services		5,131,704

Entertainment – 0.6%

Activision Blizzard, Inc.	24,564	1,461,067

Walt Disney Co. (The)	16,936	1,636,017

Total Entertainment		3,097,084

Equity Real Estate Investment Trusts (REITs) – 11.6%

Healthpeak Properties, Inc.	281,086	6,703,901

Host Hotels & Resorts, Inc.	544,459	6,010,827

Medical Properties Trust, Inc.	538,523	9,311,063

Simon Property Group, Inc.	82,048	4,501,153

Ventas, Inc.	209,290	5,608,972

VICI Properties, Inc.	422,552	7,031,265

Vornado Realty Trust	133,551	4,835,882

W.P. Carey, Inc.	137,349	7,977,230

Welltower, Inc.	111,510	5,104,928

Weyerhaeuser Co.	331,460	5,618,247

Total Equity Real Estate Investment Trusts (REITs)		62,703,468

Food & Staples Retailing – 1.0%

Walgreens Boots Alliance, Inc.	113,093	5,174,005

Food Products – 6.8%

Archer-Daniels-Midland Co.	153,811	5,411,071

General Mills, Inc.	152,182	8,030,644

J.M. Smucker Co. (The)	70,493	7,824,723

Kellogg Co.(a)	112,910	6,773,471

Kraft Heinz Co. (The)	354,396	8,767,757

Total Food Products		36,807,666

Health Care Providers & Services – 2.1%

Cardinal Health, Inc.	139,244	6,675,357

CVS Health Corp.	76,982	4,567,342

Total Health Care Providers & Services		11,242,699

Hotels, Restaurants & Leisure – 2.6%

Las Vegas Sands Corp.	151,900	6,451,193

McDonald’s Corp.	27,808	4,598,053

Wynn Resorts Ltd.	54,446	3,277,105

Total Hotels, Restaurants & Leisure		14,326,351

Household Products – 1.1%

Kimberly-Clark Corp.	47,499	6,073,697

Industrial Conglomerates – 1.1%

3M Co.	42,850	5,849,454

IT Services – 2.3%

International Business Machines Corp.	76,711	8,509,551

Western Union Co. (The)	233,025	4,224,744

Total IT Services		12,734,295

Leisure Products – 0.7%

Hasbro, Inc.	55,022	3,936,824

Machinery – 2.5%

Caterpillar, Inc.	41,705	4,839,448

See Notes to Financial Statements.

WisdomTree Trust	21

Schedule of Investments (concluded)

WisdomTree U.S. Dividend ex-Financials Fund (DTN)

March 31, 2020

Investments	Shares	Value

Cummins, Inc.	33,509	$4,534,438

Illinois Tool Works, Inc.	29,530	4,196,804

Total Machinery		13,570,690

Media – 1.9%

Comcast Corp. Class A	93,101	3,200,812

Omnicom Group, Inc.(a)	85,013	4,667,214

Sirius XM Holdings, Inc.(a)	238,985	1,180,586

ViacomCBS, Inc. Class B	98,518	1,380,237

Total Media		10,428,849

Metals & Mining – 0.7%

Nucor Corp.	107,322	3,865,738

Multi-Utilities – 3.8%

CenterPoint Energy, Inc.	385,676	5,958,694

Consolidated Edison, Inc.	82,870	6,463,860

Dominion Energy, Inc.	116,553	8,413,961

Total Multi-Utilities		20,836,515

Oil, Gas & Consumable Fuels – 8.0%

Chevron Corp.	73,447	5,321,970

Exxon Mobil Corp.	157,653	5,986,084

Kinder Morgan, Inc.	539,307	7,507,153

Marathon Petroleum Corp.	127,256	3,005,787

Occidental Petroleum Corp.	463,175	5,363,567

ONEOK, Inc.	150,293	3,277,890

Valero Energy Corp.	85,911	3,896,923

Williams Cos., Inc. (The)	629,269	8,904,156

Total Oil, Gas & Consumable Fuels		43,263,530

Pharmaceuticals – 5.3%

Bristol-Myers Squibb Co.	105,596	5,885,921

Eli Lilly & Co.(a)	38,570	5,350,430

Johnson & Johnson	41,675	5,464,843

Merck & Co., Inc.	66,902	5,147,440

Pfizer, Inc.	208,378	6,801,458

Total Pharmaceuticals		28,650,092

Semiconductors & Semiconductor Equipment – 3.0%

Broadcom, Inc.	22,658	5,372,212

Maxim Integrated Products, Inc.	121,486	5,905,434

Texas Instruments, Inc.	50,414	5,037,871

Total Semiconductors & Semiconductor Equipment		16,315,517

Specialty Retail – 1.5%

Best Buy Co., Inc.	62,530	3,564,210

Home Depot, Inc. (The)	24,569	4,587,278

Total Specialty Retail		8,151,488

Technology Hardware, Storage & Peripherals – 3.9%

Hewlett Packard Enterprise Co.	403,366	3,916,684

HP, Inc.	368,530	6,397,681

NetApp, Inc.	106,835	4,453,951

Western Digital Corp.	156,355	6,507,495

Total Technology Hardware, Storage & Peripherals		21,275,811

Tobacco – 4.0%

Altria Group, Inc.	287,875	11,132,126

Philip Morris International, Inc.	142,362	10,386,732

Total Tobacco		21,518,858

Trading Companies & Distributors – 0.8%

Fastenal Co.(a)	142,650	4,457,813
TOTAL COMMON STOCKS (Cost: $692,796,934)		539,587,128

EXCHANGE-TRADED FUNDS – 0.2%

United States – 0.2%

WisdomTree U.S. LargeCap Dividend Fund(b)	7,831	633,841

WisdomTree U.S. MidCap Dividend Fund(b)	22,379	540,677
TOTAL EXCHANGE-TRADED FUNDS (Cost: $1,534,632)		1,174,518

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%

United States – 0.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $1,975,042)	1,975,042	1,975,042

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $696,306,608)		542,736,688

Other Assets less Liabilities – 0.1%		273,804

NET ASSETS – 100.0%		$543,010,492

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $11,353,588 and the total market value of the collateral held by the Fund was $11,626,761. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $9,651,719.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree U.S. LargeCap Dividend Fund	$2,727,952	$8,946,906	$11,001,177	$194,238	$(234,078)	$633,841	$53,787
WisdomTree U.S. MidCap Dividend Fund	2,729,775	8,973,685	10,884,133	73,618	(352,268)	540,677	55,469
Total	$5,457,727	$17,920,591	$21,885,310	$267,856	$(586,346)	$1,174,518	$109,256

See Notes to Financial Statements.

22	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. ESG Fund (RESP)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.9%

United States – 99.9%

Airlines – 0.5%

Delta Air Lines, Inc.	5,219	$148,898

Southwest Airlines Co.	5,960	212,236

Total Airlines		361,134

Auto Components – 0.3%

BorgWarner, Inc.	5,150	125,506

Gentex Corp.	4,069	90,169

Total Auto Components		215,675

Banks – 5.4%

Bank of America Corp.	38,417	815,593

Citigroup, Inc.	10,434	439,480

Comerica, Inc.	6,861	201,302

JPMorgan Chase & Co.	11,956	1,076,398

KeyCorp	23,668	245,437

Regions Financial Corp.	23,935	214,697

U.S. Bancorp	10,749	370,303

Wells Fargo & Co.	18,914	542,832

Total Banks		3,906,042

Beverages – 1.7%

Brown-Forman Corp. Class B(a)	3,220	178,742

Coca-Cola Co. (The)	10,309	456,173

Molson Coors Beverage Co. Class B	3,237	126,276

PepsiCo, Inc.	3,997	480,040

Total Beverages		1,241,231

Biotechnology – 2.6%

AbbVie, Inc.	4,124	314,208

Alexion Pharmaceuticals, Inc.*	489	43,907

Amgen, Inc.	2,035	412,556

Biogen, Inc.*	803	254,053

BioMarin Pharmaceutical, Inc.*	1,805	152,523

Gilead Sciences, Inc.	4,483	335,149

Incyte Corp.*	1,241	90,878

Regeneron Pharmaceuticals, Inc.*	427	208,500

United Therapeutics Corp.*	656	62,205

Total Biotechnology		1,873,979

Building Products – 0.7%

Armstrong World Industries, Inc.	1,212	96,257

Fortune Brands Home & Security, Inc.	2,916	126,117

Lennox International, Inc.	678	123,253

Masco Corp.	5,831	201,578

Total Building Products		547,205

Capital Markets – 2.4%

Ameriprise Financial, Inc.	1,908	195,532

Bank of New York Mellon Corp. (The)	9,434	317,737

CBOE Global Markets, Inc.	18	1,606

Charles Schwab Corp. (The)	9,841	330,854

FactSet Research Systems, Inc.(a)	792	206,459

Intercontinental Exchange, Inc.	3,397	274,308

Moody’s Corp.	1,321	279,391

Nasdaq, Inc.	1,589	150,876

Total Capital Markets		1,756,763

Chemicals – 1.7%

Ashland Global Holdings, Inc.	2,564	128,379

CF Industries Holdings, Inc.	5,434	147,805

Ecolab, Inc.	2,044	318,517

FMC Corp.	2,397	195,811

NewMarket Corp.	20	7,657

Scotts Miracle-Gro Co. (The)	1,375	140,800

Sherwin-Williams Co. (The)	624	286,741

Total Chemicals		1,225,710

Commercial Services & Supplies – 1.0%

Cintas Corp.	905	156,764

MSA Safety, Inc.	726	73,471

Republic Services, Inc.	2,823	211,894

Waste Management, Inc.	3,162	292,675

Total Commercial Services & Supplies		734,804

Communications Equipment – 1.7%

Arista Networks, Inc.*	828	167,712

Ciena Corp.*	3,815	151,875

Cisco Systems, Inc.	14,768	580,530

Juniper Networks, Inc.	8,377	160,336

Motorola Solutions, Inc.	1,497	198,981

Total Communications Equipment		1,259,434

Construction & Engineering – 0.2%

EMCOR Group, Inc.	2,854	175,007

Consumer Finance – 1.3%

Ally Financial, Inc.	8,830	127,417

American Express Co.	4,829	413,411

Capital One Financial Corp.	3,763	189,730

Discover Financial Services	4,398	156,877

OneMain Holdings, Inc.	300	5,736

Synchrony Financial	5,684	91,455

Total Consumer Finance		984,626

Containers & Packaging – 0.7%

AptarGroup, Inc.	1,875	186,638

Crown Holdings, Inc.*	2,712	157,404

Sealed Air Corp.	6,743	166,620

Total Containers & Packaging		510,662

Distributors – 0.1%

Pool Corp.	349	68,673

Diversified Consumer Services – 0.2%

H&R Block, Inc.	5,193	73,117

Service Corp. International	1,233	48,223

Total Diversified Consumer Services		121,340

Diversified Financial Services – 0.3%

Voya Financial, Inc.	4,839	196,221

Diversified Telecommunication Services – 2.4%

AT&T, Inc.	25,763	750,992

CenturyLink, Inc.	19,959	188,812

Verizon Communications, Inc.	14,466	777,258

Total Diversified Telecommunication Services		1,717,062

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree U.S. ESG Fund (RESP)

March 31, 2020

Investments	Shares	Value

Electric Utilities – 1.4%

Edison International	5,912	$323,918

Eversource Energy	3,833	299,779

Hawaiian Electric Industries, Inc.	4,401	189,463

PG&E Corp.*(a)	26,250	235,988

Total Electric Utilities		1,049,148

Electrical Equipment – 1.0%

Emerson Electric Co.	6,445	307,104

Hubbell, Inc.	1,009	115,773

Rockwell Automation, Inc.	1,823	275,109

Total Electrical Equipment		697,986

Electronic Equipment, Instruments & Components – 0.9%

CDW Corp.	1,572	146,620

Jabil, Inc.	5,382	132,290

Keysight Technologies, Inc.*	2,486	208,028

SYNNEX Corp.	1,158	84,650

Zebra Technologies Corp. Class A*	675	123,930

Total Electronic Equipment, Instruments & Components		695,518

Entertainment – 0.5%

Electronic Arts, Inc.*	2,530	253,430

Take-Two Interactive Software, Inc.*	507	60,135

Zynga, Inc. Class A*	9,778	66,980

Total Entertainment		380,545

Equity Real Estate Investment Trusts (REITs) – 2.4%

AvalonBay Communities, Inc.	1,344	197,797

Brixmor Property Group, Inc.	10,858	103,151

CubeSmart	4,150	111,179

Equity Residential	3,266	201,545

Federal Realty Investment Trust	1,156	86,249

Host Hotels & Resorts, Inc.	21,533	237,724

Iron Mountain, Inc.(a)	7,913	188,329

National Retail Properties, Inc.	2,165	69,691

Public Storage	928	184,310

Regency Centers Corp.	3,549	136,388

VICI Properties, Inc.	4,113	68,440

Vornado Realty Trust	4,189	151,684

Total Equity Real Estate Investment Trusts (REITs)		1,736,487

Food & Staples Retailing – 0.6%

Performance Food Group Co.*	2,795	69,092

Sysco Corp.	3,123	142,503

U.S. Foods Holding Corp.*	3,431	60,763

Walgreens Boots Alliance, Inc.	3,369	154,132

Total Food & Staples Retailing		426,490

Food Products – 2.9%

Campbell Soup Co.	3,728	172,084

Conagra Brands, Inc.	5,961	174,896

Darling Ingredients, Inc.*	3,226	61,842

Flowers Foods, Inc.	3,780	77,566

General Mills, Inc.	4,242	223,850

Hershey Co. (The)	1,313	173,972

Hormel Foods Corp.	4,091	190,804

Ingredion, Inc.	1,345	101,548

J.M. Smucker Co. (The)	1,221	135,531

Kellogg Co.	3,232	193,888

Kraft Heinz Co. (The)	3,561	88,099

Lamb Weston Holdings, Inc.	257	14,675

McCormick & Co., Inc. Non-Voting Shares	1,215	171,570

Mondelez International, Inc. Class A	4,705	235,626

Pilgrim’s Pride Corp.*	346	6,270

Tootsie Roll Industries, Inc.	3	110

Tyson Foods, Inc. Class A	1,095	63,368

Total Food Products		2,085,699

Gas Utilities – 0.2%

ONE Gas, Inc.	1,606	134,294

Health Care Equipment & Supplies – 3.3%

Abbott Laboratories	5,398	425,956

Baxter International, Inc.	2,980	241,946

Becton, Dickinson and Co.	1,255	288,361

Boston Scientific Corp.*	7,322	238,917

Cooper Cos., Inc. (The)	57	15,713

Dentsply Sirona, Inc.	3,295	127,945

DexCom, Inc.*	381	102,592

Edwards Lifesciences Corp.*	1,231	232,191

Hologic, Inc.*	2,210	77,571

ResMed, Inc.	1,032	152,003

Teleflex, Inc.	274	80,244

Varian Medical Systems, Inc.*	1,404	144,135

West Pharmaceutical Services, Inc.	1,074	163,517

Zimmer Biomet Holdings, Inc.	1,327	134,133

Total Health Care Equipment & Supplies		2,425,224

Health Care Providers & Services – 3.3%

Amedisys, Inc.*	340	62,404

AmerisourceBergen Corp.	1,978	175,053

Anthem, Inc.	756	171,642

Cardinal Health, Inc.	3,479	166,783

Chemed Corp.	34	14,729

CVS Health Corp.	4,147	246,042

DaVita, Inc.*	1,871	142,308

HCA Healthcare, Inc.	1,171	105,214

Henry Schein, Inc.*	1,527	77,144

Humana, Inc.	708	222,326

Laboratory Corp. of America Holdings*	709	89,611

McKesson Corp.	1,253	169,481

Molina Healthcare, Inc.*	316	44,148

Quest Diagnostics, Inc.	1,584	127,195

UnitedHealth Group, Inc.	2,243	559,359

Universal Health Services, Inc. Class B	223	22,095

Total Health Care Providers & Services		2,395,534

Health Care Technology – 0.2%

Cerner Corp.	2,249	141,665

Hotels, Restaurants & Leisure – 1.9%

Darden Restaurants, Inc.	2,311	125,857

Dunkin’ Brands Group, Inc.	1,898	100,784

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. ESG Fund (RESP)

March 31, 2020

Investments	Shares	Value

Las Vegas Sands Corp.	4,480	$190,266

McDonald’s Corp.	2,376	392,872

MGM Resorts International	8,358	98,624

Starbucks Corp.	4,721	310,358

Yum! Brands, Inc.	2,195	150,423

Total Hotels, Restaurants & Leisure		1,369,184

Household Durables – 0.6%

D.R. Horton, Inc.	2,252	76,568

Lennar Corp. Class A	1,364	52,105

Newell Brands, Inc.	9,748	129,453

NVR, Inc.*	12	30,829

PulteGroup, Inc.	2,014	44,953

Whirlpool Corp.(a)	1,296	111,197

Total Household Durables		445,105

Household Products – 2.0%

Church & Dwight Co., Inc.	2,199	141,132

Clorox Co. (The)	1,130	195,772

Colgate-Palmolive Co.	3,903	259,003

Kimberly-Clark Corp.	1,517	193,979

Procter & Gamble Co. (The)	6,039	664,290

Total Household Products		1,454,176

Industrial Conglomerates – 0.7%

3M Co.	3,513	479,560

Insurance – 2.7%

Allstate Corp. (The)	3,110	285,280

American Financial Group, Inc.	1,176	82,414

Assurant, Inc.	1,305	135,838

Brown & Brown, Inc.	2,014	72,947

Fidelity National Financial, Inc.	1,808	44,983

First American Financial Corp.	2,329	98,773

Hanover Insurance Group, Inc. (The)	1,321	119,656

Hartford Financial Services Group, Inc. (The)	5,460	192,410

Markel Corp.*	64	59,385

MetLife, Inc.	7,479	228,633

Progressive Corp. (The)	3,445	254,379

Travelers Cos., Inc. (The)	2,315	229,995

Unum Group	12,905	193,704

Total Insurance		1,998,397

Interactive Media & Services – 6.0%

Alphabet, Inc. Class A*	2,342	2,721,287

Facebook, Inc. Class A*	10,129	1,689,517

Total Interactive Media & Services		4,410,804

Internet & Direct Marketing Retail – 3.4%

Amazon.com, Inc.*	1,101	2,146,642

eBay, Inc.	6,037	181,472

Etsy, Inc.*	3,097	119,049

Total Internet & Direct Marketing Retail		2,447,163

IT Services – 6.7%

Akamai Technologies, Inc.*	2,422	221,589

Automatic Data Processing, Inc.	2,417	330,355

Booz Allen Hamilton Holding Corp.	2,408	165,285

Cognizant Technology Solutions Corp. Class A	4,684	217,665

DXC Technology Co.	11,200	146,160

EPAM Systems, Inc.*	525	97,471

Euronet Worldwide, Inc.*	437	37,460

Gartner, Inc.*	1,031	102,657

GoDaddy, Inc. Class A*	2,031	115,990

International Business Machines Corp.	3,573	396,353

Jack Henry & Associates, Inc.	650	100,906

Leidos Holdings, Inc.	2,331	213,636

MasterCard, Inc. Class A	3,394	819,855

MAXIMUS, Inc.	2,000	116,400

PayPal Holdings, Inc.*	4,220	404,023

Square, Inc. Class A*(a)	2,152	112,722

VeriSign, Inc.*	830	149,475

Visa, Inc. Class A	6,555	1,056,142

Western Union Co. (The)	4,543	82,364

Total IT Services		4,886,508

Life Sciences Tools & Services – 1.9%

Agilent Technologies, Inc.	2,869	205,478

Bio-Rad Laboratories, Inc. Class A*	237	83,083

Bruker Corp.	2,939	105,392

Charles River Laboratories International, Inc.*	611	77,114

Mettler-Toledo International, Inc.*	265	182,985

PerkinElmer, Inc.	1,722	129,632

PRA Health Sciences, Inc.*	1,250	103,800

Thermo Fisher Scientific, Inc.	1,231	349,112

Waters Corp.*	656	119,425

Total Life Sciences Tools & Services		1,356,021

Machinery – 1.9%

AGCO Corp.	3,022	142,790

Caterpillar, Inc.	4,148	481,334

Deere & Co.	2,446	337,939

Lincoln Electric Holdings, Inc.	2,449	168,981

Xylem, Inc.	3,665	238,701

Total Machinery		1,369,745

Media – 2.3%

Cable One, Inc.	45	73,980

Charter Communications, Inc. Class A*	679	296,254

Comcast Corp. Class A	17,789	611,586

Discovery, Inc. Class A*(a)	1,688	32,815

Interpublic Group of Cos., Inc. (The)	11,361	183,935

New York Times Co. (The) Class A	4,644	142,617

Omnicom Group, Inc.(a)	3,131	171,892

Sirius XM Holdings, Inc.(a)	28,848	142,509

Total Media		1,655,588

Metals & Mining – 0.1%

Reliance Steel & Aluminum Co.	885	77,517

Multi-Utilities – 1.3%

CenterPoint Energy, Inc.	14,519	224,319

Consolidated Edison, Inc.	3,970	309,660

Sempra Energy	3,479	393,092

Total Multi-Utilities		927,071

Multiline Retail – 0.5%

Kohl’s Corp.	3,459	50,467

Nordstrom, Inc.	6,348	97,378

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (concluded)

WisdomTree U.S. ESG Fund (RESP)

March 31, 2020

Investments	Shares	Value

Target Corp.	2,616	$243,210

Total Multiline Retail		391,055

Pharmaceuticals – 3.7%

Bristol-Myers Squibb Co.	6,672	371,897

Eli Lilly & Co.	2,862	397,017

Johnson & Johnson	6,339	831,233

Merck & Co., Inc.	6,171	474,797

Pfizer, Inc.	13,236	432,023

Zoetis, Inc.	1,605	188,892

Total Pharmaceuticals		2,695,859

Professional Services – 1.3%

CoStar Group, Inc.*	303	177,925

FTI Consulting, Inc.*	1,982	237,384

ManpowerGroup, Inc.	4,128	218,743

Robert Half International, Inc.	4,314	162,853

TransUnion	2,218	146,787

Total Professional Services		943,692

Real Estate Management & Development – 0.5%

CBRE Group, Inc. Class A*	5,576	210,271

Jones Lang LaSalle, Inc.	1,753	177,018

Total Real Estate Management & Development		387,289

Road & Rail – 0.7%

CSX Corp.	6,902	395,484

Landstar System, Inc.	1,452	139,189

Total Road & Rail		534,673

Semiconductors & Semiconductor Equipment – 3.8%

Applied Materials, Inc.	6,046	277,028

Cirrus Logic, Inc.*	1,980	129,947

Entegris, Inc.	2,732	122,312

First Solar, Inc.*(a)	4,442	160,179

Intel Corp.	15,099	817,158

Lam Research Corp.	861	206,640

Qorvo, Inc.*	1,054	84,984

QUALCOMM, Inc.	5,239	354,418

Teradyne, Inc.	3,076	166,627

Texas Instruments, Inc.	4,210	420,705

Total Semiconductors & Semiconductor Equipment		2,739,998

Software – 8.8%

Adobe, Inc.*	1,925	612,612

Autodesk, Inc.*	1,785	278,639

Cadence Design Systems, Inc.*	2,356	155,590

Citrix Systems, Inc.	1,348	190,809

Fair Isaac Corp.*	368	113,230

Fortinet, Inc.*	1,439	145,584

Intuit, Inc.	1,404	322,920

j2 Global, Inc.	77	5,763

Microsoft Corp.	20,702	3,264,912

Nuance Communications, Inc.*	6,131	102,878

Oracle Corp.	10,980	530,663

ServiceNow, Inc.*	782	224,106

Synopsys, Inc.*	1,081	139,222

VMware, Inc. Class A*(a)	2,408	291,609

Total Software		6,378,537

Specialty Retail – 2.4%

AutoZone, Inc.*	108	91,368

Best Buy Co., Inc.	3,118	177,726

Gap, Inc. (The)	15,611	109,902

Home Depot, Inc. (The)	3,085	576,000

Lowe’s Cos., Inc.	3,340	287,407

TJX Cos., Inc. (The)	5,025	240,245

Tractor Supply Co.	1,738	146,948

Ulta Beauty, Inc.*	300	52,710

Williams-Sonoma, Inc.	2,268	96,435

Total Specialty Retail		1,778,741

Technology Hardware, Storage & Peripherals – 4.5%

Apple, Inc.	11,358	2,888,226

Hewlett Packard Enterprise Co.	21,561	209,357

NetApp, Inc.	4,583	191,065

Total Technology Hardware, Storage & Peripherals		3,288,648

Textiles, Apparel & Luxury Goods – 1.0%

Deckers Outdoor Corp.*	789	105,726

Hanesbrands, Inc.(a)	10,595	83,383

NIKE, Inc. Class B	5,188	429,255

Ralph Lauren Corp.	1,358	90,755

Total Textiles, Apparel & Luxury Goods		709,119

Thrifts & Mortgage Finance – 0.0%

MGIC Investment Corp.	3,648	23,165

Trading Companies & Distributors – 0.9%

HD Supply Holdings, Inc.*	4,137	117,615

United Rentals, Inc.*	2,325	239,243

W.W. Grainger, Inc.	1,135	282,047

Total Trading Companies & Distributors		638,905

Water Utilities – 0.4%

American Water Works Co., Inc.	2,385	285,151

Wireless Telecommunication Services – 0.0%

NII Holdings, Inc.*†	5,216	11,345
TOTAL COMMON STOCKS (Cost: $73,048,813)		72,747,174

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%

United States – 0.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(b)
(Cost: $322,107)	322,107	322,107

TOTAL INVESTMENTS IN SECURITIES – 100.3% (Cost: $73,370,920)		73,069,281

Other Assets less Liabilities – (0.3)%		(245,187)

NET ASSETS – 100.0%		$72,824,094

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $11,345, which represents 0.02% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,406,719 and the total market value of the collateral held by the Fund was $1,452,869. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $1,130,762.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2020.

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.3%

United States – 99.3%

Air Freight & Logistics – 0.6%

United Parcel Service, Inc. Class B	42,635	$3,982,962

Automobiles – 0.7%

General Motors Co.	228,453	4,747,253

Banks – 5.4%

Ames National Corp.	2,091	42,761

Arrow Financial Corp.	3,294	91,804

Associated Banc-Corp.	18,084	231,294

Bank of Hawaii Corp.(a)	2,617	144,563

Bank OZK	23,700	395,790

BCB Bancorp, Inc.	2,209	23,526

Boston Private Financial Holdings, Inc.	6,168	44,101

Cadence BanCorp	9,748	63,849

Cathay General Bancorp	14,242	326,854

Central Pacific Financial Corp.	5,046	80,231

CIT Group, Inc.	10,582	182,645

Citizens & Northern Corp.	1,855	37,100

Citizens Financial Group, Inc.	59,177	1,113,119

Comerica, Inc.	29,842	875,564

Community Trust Bancorp, Inc.	3,074	97,722

Cullen/Frost Bankers, Inc.(a)	3,231	180,258

CVB Financial Corp.	8,281	166,034

Fifth Third Bancorp	123,676	1,836,589

Financial Institutions, Inc.	2,191	39,745

First Bancorp, Inc.	4,584	100,848

First Busey Corp.	2,662	45,547

First Choice Bancorp	2,557	38,381

First Community Bankshares, Inc.	1,438	33,505

First Financial Bancorp	6,505	96,990

First Hawaiian, Inc.	10,429	172,391

First of Long Island Corp. (The)	1,789	31,039

Flushing Financial Corp.	3,535	47,228

FNB Corp.	27,253	200,855

Fulton Financial Corp.	8,346	95,896

Great Western Bancorp, Inc.	7,006	143,483

Heritage Commerce Corp.	9,337	71,615

Hope Bancorp, Inc.	11,036	90,716

Huntington Bancshares, Inc.	151,461	1,243,495

Independent Bank Corp.	3,598	46,306

KeyCorp	204,208	2,117,637

LCNB Corp.	2,012	25,351

Mercantile Bank Corp.	1,615	34,190

Metrocity Bankshares, Inc.	1,411	16,565

Midland States Bancorp, Inc.	3,839	67,144

National Bankshares, Inc.	1,015	32,379

Northrim BanCorp, Inc.	924	24,948

PacWest Bancorp	28,634	513,121

Penns Woods Bancorp, Inc.	1,621	39,390

Peoples Bancorp, Inc.	4,767	105,589

Peoples Financial Services Corp.	755	30,004

Premier Financial Bancorp, Inc.	3,244	40,226

Regions Financial Corp.	196,455	1,762,201

Sandy Spring Bancorp, Inc.(a)	6,691	151,484

Synovus Financial Corp.	16,522	290,126

Truist Financial Corp.	158,918	4,901,031

Umpqua Holdings Corp.	21,469	234,012

Univest Financial Corp.	4,476	73,048

Valley National Bancorp	31,808	232,517

Washington Trust Bancorp, Inc.	2,207	80,688

Wells Fargo & Co.	603,839	17,330,179

WesBanco, Inc.	8,366	198,274

West Bancorporation, Inc.	3,197	52,271

Total Banks		36,784,219

Beverages – 3.2%

Coca-Cola Co. (The)	474,191	20,982,952

Molson Coors Beverage Co. Class B	16,288	635,395

Total Beverages		21,618,347

Biotechnology – 8.0%

AbbVie, Inc.	448,618	34,180,206

Gilead Sciences, Inc.	273,720	20,463,307

Total Biotechnology		54,643,513

Capital Markets – 0.7%

Ares Management Corp. Class A	8,083	250,007

Artisan Partners Asset Management, Inc. Class A	23,779	511,011

Blackstone Group, Inc. (The) Class A	45,308	2,064,686

BrightSphere Investment Group	5,797	37,043

Diamond Hill Investment Group, Inc.	589	53,151

Federated Hermes, Inc. Class B	12,551	239,097

Franklin Resources, Inc.	37,134	619,767

Legg Mason, Inc.	7,591	370,820

Moelis & Co. Class A(a)	6,214	174,613

Waddell & Reed Financial, Inc. Class A	24,535	279,208

Total Capital Markets		4,599,403

Chemicals – 0.1%

Eastman Chemical Co.	16,778	781,519

Huntsman Corp.	12,081	174,329

Total Chemicals		955,848

Commercial Services & Supplies – 0.1%

Ennis, Inc.	6,306	118,426

HNI Corp.	5,115	128,847

RR Donnelley & Sons Co.(a)	3,738	3,583

Steelcase, Inc. Class A	10,424	102,885

Total Commercial Services & Supplies		353,741

Communications Equipment – 2.9%

Cisco Systems, Inc.	493,549	19,401,411

Juniper Networks, Inc.	19,564	374,455

Total Communications Equipment		19,775,866

Consumer Finance – 0.2%

Navient Corp.	38,074	288,601

Santander Consumer USA Holdings, Inc.	70,773	984,452

Total Consumer Finance		1,273,053

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2020

Investments	Shares	Value

Containers & Packaging – 0.5%

Greif, Inc. Class B	2,334	$93,500

International Paper Co.	65,553	2,040,665

Myers Industries, Inc.	2,985	32,089

Sonoco Products Co.	10,355	479,954

WestRock Co.	22,089	624,235

Total Containers & Packaging		3,270,443

Distributors – 0.0%

Weyco Group, Inc.	1,697	34,228

Diversified Consumer Services – 0.1%

H&R Block, Inc.	33,011	464,795

Diversified Telecommunication Services – 11.3%

AT&T, Inc.	1,192,405	34,758,606

CenturyLink, Inc.	151,219	1,430,532

Cogent Communications Holdings, Inc.	3,617	296,485

Verizon Communications, Inc.	750,212	40,308,891

Total Diversified Telecommunication Services		76,794,514

Electric Utilities – 8.9%

American Electric Power Co., Inc.	84,654	6,770,627

Avangrid, Inc.	41,664	1,824,050

Duke Energy Corp.	172,743	13,971,454

Edison International	22,783	1,248,281

Entergy Corp.	23,356	2,194,763

Evergy, Inc.	41,568	2,288,318

Exelon Corp.	181,410	6,677,702

FirstEnergy Corp.	98,963	3,965,447

Genie Energy Ltd. Class B	4,325	31,054

Hawaiian Electric Industries, Inc.(a)	11,728	504,890

OGE Energy Corp.	39,816	1,223,546

Pinnacle West Capital Corp.	22,860	1,732,559

PPL Corp.	189,317	4,672,344

Southern Co. (The)	241,769	13,089,374

Total Electric Utilities		60,194,409

Energy Equipment & Services – 0.1%

Archrock, Inc.	18,545	69,729

Baker Hughes Co.	36,743	385,801

Halliburton Co.	48,930	335,171

Solaris Oilfield Infrastructure, Inc. Class A(a)	3,853	20,228

Total Energy Equipment & Services		810,929

Entertainment – 0.0%

Cinemark Holdings, Inc.(a)	8,880	90,487

Equity Real Estate Investment Trusts (REITs) – 10.8%

Acadia Realty Trust	8,024	99,417

Agree Realty Corp.	2,911	180,191

Alexander & Baldwin, Inc.	14,394	161,501

Alexander’s, Inc.	1,124	310,168

American Campus Communities, Inc.	11,059	306,887

Apartment Investment & Management Co. Class A	25,233	886,940

Armada Hoffler Properties, Inc.	9,515	101,810

AvalonBay Communities, Inc.	15,379	2,263,327

Bluerock Residential Growth REIT, Inc.(a)	5,968	33,242

Brandywine Realty Trust	49,921	525,169

Brixmor Property Group, Inc.	91,662	870,789

Brookfield Property REIT, Inc. Class A(a)	27,408	232,694

BRT Apartments Corp.	3,397	34,819

Camden Property Trust	5,769	457,136

CareTrust REIT, Inc.	8,408	124,354

Community Healthcare Trust, Inc.	1,855	71,009

CoreCivic, Inc.	48,371	540,304

CorEnergy Infrastructure Trust, Inc.(a)	5,039	92,617

CoreSite Realty Corp.	3,134	363,231

Corporate Office Properties Trust	24,253	536,719

Cousins Properties, Inc.	8,518	249,322

Crown Castle International Corp.	28,189	4,070,492

CubeSmart	30,235	809,996

Easterly Government Properties, Inc.	12,691	312,706

EPR Properties	28,950	701,169

Essential Properties Realty Trust, Inc.	10,406	135,902

Extra Space Storage, Inc.	25,756	2,466,395

Federal Realty Investment Trust	9,239	689,322

Four Corners Property Trust, Inc.	16,975	317,602

Franklin Street Properties Corp.	10,466	59,970

Gaming and Leisure Properties, Inc.	82,025	2,272,913

GEO Group, Inc. (The)	50,803	617,764

Getty Realty Corp.	9,960	236,450

Gladstone Commercial Corp.	5,039	72,360

Gladstone Land Corp.	4,692	55,600

Global Medical REIT, Inc.	12,089	122,341

Global Net Lease, Inc.	35,485	474,434

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,640	217,162

Healthcare Realty Trust, Inc.	9,892	276,284

Healthcare Trust of America, Inc. Class A	17,571	426,624

Healthpeak Properties, Inc.	131,280	3,131,028

Highwoods Properties, Inc.	15,915	563,709

Host Hotels & Resorts, Inc.	181,178	2,000,205

Independence Realty Trust, Inc.	18,553	165,864

Industrial Logistics Properties Trust	25,901	454,304

Investors Real Estate Trust	1,017	55,935

Iron Mountain, Inc.(a)	84,162	2,003,056

iStar, Inc.	10,317	109,463

Jernigan Capital, Inc.	10,097	110,663

Kimco Realty Corp.	132,271	1,279,061

Kite Realty Group Trust	21,373	202,402

Lamar Advertising Co. Class A	21,397	1,097,238

Lexington Realty Trust	56,304	559,099

Life Storage, Inc.	10,156	960,250

LTC Properties, Inc.	11,221	346,729

Macerich Co. (The)(a)	29,799	167,768

Mack-Cali Realty Corp.	19,236	292,964

Medical Properties Trust, Inc.	102,456	1,771,464

Monmouth Real Estate Investment Corp.	9,891	119,187

National Health Investors, Inc.	8,749	433,250

National Retail Properties, Inc.	25,767	829,440

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2020

Investments	Shares	Value

National Storage Affiliates Trust	4,976	$147,290

New Senior Investment Group, Inc.	11,438	29,281

Omega Healthcare Investors, Inc.	80,251	2,129,862

One Liberty Properties, Inc.	4,101	57,127

Outfront Media, Inc.	30,649	413,149

Park Hotels & Resorts, Inc.	64,849	512,956

Physicians Realty Trust	18,514	258,085

Piedmont Office Realty Trust, Inc. Class A	26,879	474,683

Plymouth Industrial REIT, Inc.	5,135	57,307

Preferred Apartment Communities, Inc. Class A	7,036	50,518

Public Storage	38,323	7,611,331

Realty Income Corp.	22,908	1,142,193

Regency Centers Corp.	24,450	939,613

Retail Opportunity Investments Corp.	29,198	242,051

Retail Properties of America, Inc. Class A	39,739	205,451

Retail Value, Inc.	6,471	79,270

RLJ Lodging Trust	48,647	375,555

RPT Realty	10,197	61,488

Ryman Hospitality Properties, Inc.	12,340	442,389

Sabra Health Care REIT, Inc.	62,447	681,921

Saul Centers, Inc.	2,181	71,406

Service Properties Trust	71,977	388,676

Simon Property Group, Inc.	67,345	3,694,547

SITE Centers Corp.	42,998	224,020

SL Green Realty Corp.	17,780	766,318

Spirit Realty Capital, Inc.	28,491	745,040

STAG Industrial, Inc.	12,151	273,641

STORE Capital Corp.	49,642	899,513

Tanger Factory Outlet Centers, Inc.(a)	34,264	171,320

UDR, Inc.	32,732	1,196,027

Urban Edge Properties	20,629	181,741

Urstadt Biddle Properties, Inc. Class A	7,072	99,715

Ventas, Inc.	39,874	1,068,623

VEREIT, Inc.	241,038	1,178,676

VICI Properties, Inc.	127,862	2,127,624

Vornado Realty Trust	43,829	1,587,048

W.P. Carey, Inc.	17,469	1,014,599

Washington Real Estate Investment Trust	6,746	161,027

Weingarten Realty Investors	36,922	532,784

Welltower, Inc.	33,756	1,545,350

Whitestone REIT(a)	13,337	82,689

Xenia Hotels & Resorts, Inc.	32,227	331,938

Total Equity Real Estate Investment Trusts (REITs)		73,684,053

Food & Staples Retailing – 0.7%

Village Super Market, Inc. Class A	1,585	38,959

Walgreens Boots Alliance, Inc.	106,036	4,851,147

Weis Markets, Inc.	1,432	59,657

Total Food & Staples Retailing		4,949,763

Food Products – 2.0%

Archer-Daniels-Midland Co.	32,386	1,139,340

Campbell Soup Co.	32,863	1,516,956

Flowers Foods, Inc.	27,891	572,323

General Mills, Inc.	129,765	6,847,699

Ingredion, Inc.	7,125	537,938

J.M. Smucker Co. (The)	14,704	1,632,144

Kellogg Co.	21,982	1,318,700

Total Food Products		13,565,100

Gas Utilities – 0.2%

National Fuel Gas Co.	17,991	670,884

Spire, Inc.	5,914	440,475

Total Gas Utilities		1,111,359

Health Care Providers & Services – 0.2%

Cardinal Health, Inc.	19,661	942,548

Patterson Cos., Inc.	8,740	133,635

Total Health Care Providers & Services		1,076,183

Hotels, Restaurants & Leisure – 0.5%

Bluegreen Vacations Corp.(a)	17,002	98,272

Brinker International, Inc.(a)	2,698	32,403

Cheesecake Factory, Inc. (The)(a)	2,914	49,771

Cracker Barrel Old Country Store, Inc.	2,945	245,083

Dine Brands Global, Inc.	2,124	60,916

Las Vegas Sands Corp.	64,452	2,737,276

Wyndham Destinations, Inc.	6,520	141,484

Total Hotels, Restaurants & Leisure		3,365,205

Household Durables – 0.2%

Ethan Allen Interiors, Inc.	2,907	29,710

Leggett & Platt, Inc.	7,809	208,344

MDC Holdings, Inc.	3,885	90,132

Whirlpool Corp.	11,390	977,262

Total Household Durables		1,305,448

Household Products – 0.4%

Kimberly-Clark Corp.	19,390	2,479,399

Independent Power & Renewable Electricity Producers – 0.3%

AES Corp.	106,859	1,453,283

Clearway Energy, Inc. Class A	3,820	65,589

TerraForm Power, Inc. Class A	22,918	361,417

Total Independent Power & Renewable Electricity Producers		1,880,289

Industrial Conglomerates – 0.7%

3M Co.	36,812	5,025,206

Insurance – 2.0%

CNA Financial Corp.(a)	31,876	989,431

Donegal Group, Inc. Class A	3,001	45,615

FBL Financial Group, Inc. Class A	1,789	83,493

Mercury General Corp.	15,971	650,339

MetLife, Inc.	181,619	5,552,093

Old Republic International Corp.	61,234	933,819

Principal Financial Group, Inc.	42,229	1,323,457

Prudential Financial, Inc.	64,109	3,342,643

Safety Insurance Group, Inc.	2,098	177,134

Unum Group	43,113	647,126

Total Insurance		13,745,150

IT Services – 4.7%

International Business Machines Corp.	241,426	26,781,386

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2020

Investments	Shares	Value

Paychex, Inc.	58,740	$3,695,921

Western Union Co. (The)	68,658	1,244,770

Total IT Services		31,722,077

Leisure Products – 0.0%

Marine Products Corp.	985	7,959

Machinery – 0.5%

Cummins, Inc.	24,801	3,356,071

Media – 0.5%

Interpublic Group of Cos., Inc. (The)	88,226	1,428,379

National CineMedia, Inc.	27,982	91,221

Omnicom Group, Inc.(a)	38,993	2,140,716

Total Media		3,660,316

Metals & Mining – 0.0%

Schnitzer Steel Industries, Inc. Class A	1,606	20,942

Multi-Utilities – 3.2%

Avista Corp.	4,480	190,355

CenterPoint Energy, Inc.	41,853	646,629

Consolidated Edison, Inc.	63,049	4,917,822

Dominion Energy, Inc.	70,399	5,082,104

DTE Energy Co.	23,473	2,229,231

MDU Resources Group, Inc.	31,841	684,581

NiSource, Inc.	62,947	1,571,787

NorthWestern Corp.	9,225	551,932

Public Service Enterprise Group, Inc.	91,245	4,097,813

WEC Energy Group, Inc.	16,970	1,495,566

Total Multi-Utilities		21,467,820

Multiline Retail – 0.0%

Big Lots, Inc.	3,179	45,205

Kohl’s Corp.	16,503	240,779

Total Multiline Retail		285,984

Oil, Gas & Consumable Fuels – 7.9%

Amplify Energy Corp.	14,856	8,407

Berry Corp.(a)	10,096	24,331

Chevron Corp.	287,222	20,812,106

CVR Energy, Inc.	28,692	474,279

Delek U.S. Holdings, Inc.(a)	9,941	156,670

Exxon Mobil Corp.	400,380	15,202,429

Falcon Minerals Corp.	20,201	43,432

Kinder Morgan, Inc.	422,565	5,882,105

Marathon Petroleum Corp.	88,791	2,097,244

Murphy Oil Corp.(a)	11,470	70,311

Peabody Energy Corp.	10,199	29,577

Phillips 66	79,666	4,274,081

Valero Energy Corp.	59,509	2,699,328

Williams Cos., Inc. (The)	153,299	2,169,181

Total Oil, Gas & Consumable Fuels		53,943,481

Paper & Forest Products – 0.1%

Domtar Corp.	10,335	223,649

Schweitzer-Mauduit International, Inc.	4,644	129,196

Total Paper & Forest Products		352,845

Personal Products – 0.0%

Medifast, Inc.	2,141	133,812

Nu Skin Enterprises, Inc. Class A	3,887	84,931

Total Personal Products		218,743

Pharmaceuticals – 8.7%

Bristol-Myers Squibb Co.	372,834	20,781,767

Pfizer, Inc.	1,173,735	38,310,711

Total Pharmaceuticals		59,092,478

Professional Services – 0.0%

BG Staffing, Inc.	2,971	22,223

Resources Connection, Inc.	4,901	53,764

Total Professional Services		75,987

Real Estate Management & Development – 0.0%

Kennedy-Wilson Holdings, Inc.	10,683	143,366

Newmark Group, Inc. Class A	27,486	116,815

RMR Group, Inc. (The) Class A	1,850	49,895

Total Real Estate Management & Development		310,076

Road & Rail – 0.0%

Ryder System, Inc.	4,429	117,103

Semiconductors & Semiconductor Equipment – 5.3%

Broadcom, Inc.	50,198	11,901,946

Maxim Integrated Products, Inc.	33,000	1,604,130

QUALCOMM, Inc.	182,111	12,319,809

Texas Instruments, Inc.	100,074	10,000,395

Xperi Corp.	7,449	103,615

Total Semiconductors & Semiconductor Equipment		35,929,895

Specialty Retail – 0.2%

Abercrombie & Fitch Co. Class A	5,304	48,213

American Eagle Outfitters, Inc.	11,885	94,486

Cato Corp. (The) Class A	7,325	78,158

Foot Locker, Inc.	8,116	178,958

Haverty Furniture Cos., Inc.	1,838	21,854

L Brands, Inc.(a)	34,829	402,623

Penske Automotive Group, Inc.	4,944	138,432

Rent-A-Center, Inc.	12,432	175,788

Total Specialty Retail		1,138,512

Technology Hardware, Storage & Peripherals – 0.9%

Hewlett Packard Enterprise Co.	144,499	1,403,085

HP, Inc.	193,070	3,351,695

NetApp, Inc.	25,762	1,074,018

Total Technology Hardware, Storage & Peripherals		5,828,798

Textiles, Apparel & Luxury Goods – 0.1%

Hanesbrands, Inc.(a)	56,471	444,427

Thrifts & Mortgage Finance – 0.0%

Federal Agricultural Mortgage Corp. Class C	759	42,223

Provident Financial Services, Inc.	6,216	79,938

Territorial Bancorp, Inc.	1,921	47,160

Total Thrifts & Mortgage Finance		169,321

Tobacco – 6.2%

Altria Group, Inc.	471,111	18,217,863

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2020

Investments	Shares	Value

Philip Morris International, Inc.	323,717	$23,618,392

Universal Corp.	5,096	225,294

Vector Group Ltd.	43,886	413,406

Total Tobacco		42,474,955

Trading Companies & Distributors – 0.1%

H&E Equipment Services, Inc.	4,664	68,468

MSC Industrial Direct Co., Inc. Class A	6,787	373,081

Watsco, Inc.(a)	2,286	361,257

Total Trading Companies & Distributors		802,806

Transportation Infrastructure – 0.1%

Macquarie Infrastructure Corp.	15,122	381,831

Wireless Telecommunication Services – 0.0%

Spok Holdings, Inc.	2,568	27,452
TOTAL COMMON STOCKS (Cost: $840,477,372)		674,411,044

EXCHANGE-TRADED FUND – 0.5%

United States – 0.5%

WisdomTree U.S. Total Dividend Fund(b) (Cost: $2,650,662)	38,404	3,007,801

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%

United States – 0.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $4,030,316)	4,030,316	4,030,316

TOTAL INVESTMENTS IN SECURITIES – 100.4% (Cost: $847,158,350)		681,449,161

Other Assets less Liabilities – (0.4)%		(2,513,989)

NET ASSETS – 100.0%		$678,935,172

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $7,407,903 and the total market value of the collateral held by the Fund was $7,649,800. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $3,619,484.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree U.S. Total Dividend Fund	$6,952,088	$34,425,332	$39,110,065	$952,976	$(212,530)	$3,007,801	$135,685

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.5%

United States – 99.5%

Aerospace & Defense – 1.9%

General Dynamics Corp.	31,900	$4,220,689

L3Harris Technologies, Inc.	17,572	3,165,069

Lockheed Martin Corp.	36,611	12,409,298

Northrop Grumman Corp.	14,047	4,249,920

Raytheon Co.	26,554	3,482,557

United Technologies Corp.	89,120	8,406,690

Total Aerospace & Defense		35,934,223

Air Freight & Logistics – 0.7%

FedEx Corp.	21,059	2,553,614

United Parcel Service, Inc. Class B	113,773	10,628,674

Total Air Freight & Logistics		13,182,288

Airlines – 0.1%

Southwest Airlines Co.	34,360	1,223,560

Automobiles – 0.3%

General Motors Co.	300,903	6,252,764

Banks – 6.8%

Bank of America Corp.	963,295	20,450,753

Citigroup, Inc.	300,668	12,664,136

Citizens Financial Group, Inc.	75,167	1,413,891

Fifth Third Bancorp	95,692	1,421,026

First Republic Bank	5,809	477,965

Huntington Bancshares, Inc.	197,793	1,623,881

JPMorgan Chase & Co.	421,136	37,914,874

KeyCorp	182,303	1,890,482

M&T Bank Corp.(a)	16,288	1,684,668

PNC Financial Services Group, Inc. (The)	64,947	6,216,727

Regions Financial Corp.(a)	168,699	1,513,230

Truist Financial Corp.	222,354	6,857,397

U.S. Bancorp	224,101	7,720,279

Wells Fargo & Co.	818,578	23,493,189

Total Banks		125,342,498

Beverages – 3.1%

Brown-Forman Corp. Class B(a)	11,892	660,125

Coca-Cola Co. (The)	639,488	28,297,344

Constellation Brands, Inc. Class A	13,155	1,885,901

Keurig Dr. Pepper, Inc.	142,985	3,470,246

PepsiCo, Inc.	198,338	23,820,393

Total Beverages		58,134,009

Biotechnology – 3.5%

AbbVie, Inc.	405,504	30,895,350

Amgen, Inc.	75,490	15,304,088

Gilead Sciences, Inc.	246,207	18,406,435

Total Biotechnology		64,605,873

Capital Markets – 3.4%

Ameriprise Financial, Inc.	17,652	1,808,977

Bank of New York Mellon Corp. (The)	107,674	3,626,460

BlackRock, Inc.	21,571	9,490,593

Blackstone Group, Inc. (The) Class A	121,731	5,547,282

Charles Schwab Corp. (The)	81,951	2,755,192

CME Group, Inc.	25,270	4,369,436

Goldman Sachs Group, Inc. (The)	38,493	5,950,633

Intercontinental Exchange, Inc.	32,248	2,604,026

KKR & Co., Inc. Class A	48,632	1,141,393

MarketAxess Holdings, Inc.	1,089	362,169

Moody’s Corp.	10,127	2,141,860

Morgan Stanley	229,746	7,811,364

MSCI, Inc.	6,058	1,750,520

Nasdaq, Inc.(a)	14,591	1,385,415

Northern Trust Corp.(a)	28,321	2,137,103

S&P Global, Inc.	12,118	2,969,516

State Street Corp.	50,748	2,703,346

T. Rowe Price Group, Inc.	28,601	2,792,888

TD Ameritrade Holding Corp.	61,306	2,124,866

Total Capital Markets		63,473,039

Chemicals – 1.2%

Air Products & Chemicals, Inc.	24,454	4,881,263

Celanese Corp.	14,524	1,065,917

Corteva, Inc.	75,302	1,769,597

Dow, Inc.	200,368	5,858,760

DuPont de Nemours, Inc.	62,080	2,116,928

Ecolab, Inc.	13,890	2,164,479

International Flavors & Fragrances, Inc.	11,676	1,191,886

PPG Industries, Inc.	21,870	1,828,332

Sherwin-Williams Co. (The)	3,691	1,696,088

Total Chemicals		22,573,250

Commercial Services & Supplies – 0.4%

Cintas Corp.	5,659	980,252

Republic Services, Inc.	31,325	2,351,255

Waste Management, Inc.	38,929	3,603,268

Total Commercial Services & Supplies		6,934,775

Communications Equipment – 1.5%

Cisco Systems, Inc.	665,599	26,164,697

Motorola Solutions, Inc.	13,912	1,849,183

Total Communications Equipment		28,013,880

Construction Materials – 0.0%

Martin Marietta Materials, Inc.(a)	793	150,059

Vulcan Materials Co.	5,897	637,289

Total Construction Materials		787,348

Consumer Finance – 0.5%

American Express Co.	58,161	4,979,163

Capital One Financial Corp.	40,599	2,047,002

Discover Financial Services	32,454	1,157,634

Synchrony Financial(a)	88,859	1,429,741

Total Consumer Finance		9,613,540

Containers & Packaging – 0.2%

Ball Corp.	13,608	879,893

International Paper Co.	86,808	2,702,333

Total Containers & Packaging		3,582,226

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2020

Investments	Shares	Value

Distributors – 0.1%

Genuine Parts Co.	16,748	$1,127,643

Diversified Telecommunication Services – 5.8%

AT&T, Inc.	1,992,705	58,087,351

CenturyLink, Inc.	409,973	3,878,344

Verizon Communications, Inc.	853,674	45,867,904

Total Diversified Telecommunication Services		107,833,599

Electric Utilities – 4.1%

American Electric Power Co., Inc.	73,680	5,892,926

Avangrid, Inc.	63,248	2,768,997

Duke Energy Corp.	155,894	12,608,707

Edison International	57,628	3,157,438

Entergy Corp.	34,547	3,246,382

Evergy, Inc.	37,915	2,087,221

Eversource Energy	42,179	3,298,820

Exelon Corp.	166,085	6,113,589

FirstEnergy Corp.	89,958	3,604,617

NextEra Energy, Inc.	53,222	12,806,278

PPL Corp.	167,292	4,128,766

Southern Co. (The)	223,411	12,095,471

Xcel Energy, Inc.	66,912	4,034,794

Total Electric Utilities		75,844,006

Electrical Equipment – 0.4%

AMETEK, Inc.	7,784	560,604

Emerson Electric Co.	84,236	4,013,845

Rockwell Automation, Inc.	14,020	2,115,758

Total Electrical Equipment		6,690,207

Electronic Equipment, Instruments & Components – 0.2%

Amphenol Corp. Class A	16,553	1,206,383

CDW Corp.(a)	8,284	772,649

Corning, Inc.	93,793	1,926,508

Total Electronic Equipment, Instruments & Components		3,905,540

Energy Equipment & Services – 0.1%

Baker Hughes Co.	99,842	1,048,341

Halliburton Co.	135,345	927,113

Total Energy Equipment & Services		1,975,454

Entertainment – 0.7%

Activision Blizzard, Inc.	26,675	1,586,629

Walt Disney Co. (The)	112,630	10,880,058

Total Entertainment		12,466,687

Equity Real Estate Investment Trusts (REITs) – 4.6%

Alexandria Real Estate Equities, Inc.	13,192	1,808,095

American Tower Corp.	39,944	8,697,806

AvalonBay Communities, Inc.	20,407	3,003,298

Boston Properties, Inc.	25,264	2,330,099

Crown Castle International Corp.	75,868	10,955,339

Digital Realty Trust, Inc.(a)	41,260	5,731,427

Equinix, Inc.	7,663	4,786,080

Equity Residential	48,222	2,975,780

Essex Property Trust, Inc.	8,419	1,854,200

Healthpeak Properties, Inc.	117,767	2,808,743

Invitation Homes, Inc.	50,082	1,070,252

Mid-America Apartment Communities, Inc.	17,340	1,786,540

Prologis, Inc.	81,421	6,543,806

Public Storage	35,201	6,991,271

Realty Income Corp.	57,734	2,878,617

SBA Communications Corp.	2,927	790,202

Simon Property Group, Inc.	93,244	5,115,366

Sun Communities, Inc.	9,133	1,140,255

UDR, Inc.	43,712	1,597,236

Ventas, Inc.	113,117	3,031,536

W.P. Carey, Inc.	44,346	2,575,616

Welltower, Inc.	90,140	4,126,609

Weyerhaeuser Co.	156,683	2,655,777

Total Equity Real Estate Investment Trusts (REITs)		85,253,950

Food & Staples Retailing – 2.6%

Costco Wholesale Corp.	21,495	6,128,869

Kroger Co. (The)	91,390	2,752,667

Sysco Corp.	58,555	2,671,865

Walgreens Boots Alliance, Inc.	142,331	6,511,643

Walmart, Inc.	257,082	29,209,657

Total Food & Staples Retailing		47,274,701

Food Products – 2.1%

Archer-Daniels-Midland Co.	87,626	3,082,683

Conagra Brands, Inc.(a)	76,515	2,244,950

General Mills, Inc.	115,896	6,115,832

Hershey Co. (The)	18,875	2,500,937

Hormel Foods Corp.	52,149	2,432,229

Kellogg Co.	60,327	3,619,017

Kraft Heinz Co. (The)	319,270	7,898,740

McCormick & Co., Inc. Non-Voting Shares	9,417	1,329,775

Mondelez International, Inc. Class A	153,024	7,663,442

Tyson Foods, Inc. Class A	33,837	1,958,147

Total Food Products		38,845,752

Health Care Equipment & Supplies – 1.3%

Abbott Laboratories	133,236	10,513,653

Baxter International, Inc.	27,393	2,224,038

Becton, Dickinson and Co.	15,115	3,472,973

Danaher Corp.	16,572	2,293,730

ResMed, Inc.	10,101	1,487,776

Stryker Corp.	21,716	3,615,497

Zimmer Biomet Holdings, Inc.	8,459	855,036

Total Health Care Equipment & Supplies		24,462,703

Health Care Providers & Services – 2.3%

AmerisourceBergen Corp.	19,901	1,761,238

Anthem, Inc.	14,250	3,235,320

Cardinal Health, Inc.	53,323	2,556,305

Cigna Corp.	366	64,848

CVS Health Corp.	177,260	10,516,836

HCA Healthcare, Inc.	19,942	1,791,789

Humana, Inc.	4,520	1,419,370

McKesson Corp.	10,792	1,459,726

Quest Diagnostics, Inc.	13,350	1,072,005

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2020

Investments	Shares	Value

UnitedHealth Group, Inc.	72,393	$18,053,366

Total Health Care Providers & Services		41,930,803

Health Care Technology – 0.1%

Cerner Corp.	16,173	1,018,737

Hotels, Restaurants & Leisure – 1.8%

Las Vegas Sands Corp.	179,817	7,636,828

McDonald’s Corp.	97,016	16,041,595

MGM Resorts International(a)	27,195	320,901

Starbucks Corp.	115,623	7,601,056

Yum! Brands, Inc.	22,726	1,557,413

Total Hotels, Restaurants & Leisure		33,157,793

Household Durables – 0.1%

D.R. Horton, Inc.	25,137	854,658

Lennar Corp. Class A	4,434	169,379

Total Household Durables		1,024,037

Household Products – 2.8%

Church & Dwight Co., Inc.	13,465	864,184

Clorox Co. (The)	17,464	3,025,638

Colgate-Palmolive Co.	110,042	7,302,387

Kimberly-Clark Corp.	52,455	6,707,421

Procter & Gamble Co. (The)	303,175	33,349,250

Total Household Products		51,248,880

Industrial Conglomerates – 1.4%

3M Co.	99,690	13,608,682

General Electric Co.	155,243	1,232,629

Honeywell International, Inc.	76,050	10,174,730

Roper Technologies, Inc.	3,589	1,119,086

Total Industrial Conglomerates		26,135,127

Insurance – 1.7%

Aflac, Inc.	78,580	2,690,579

Allstate Corp. (The)	34,142	3,131,846

American International Group, Inc.	99,874	2,421,945

Arthur J. Gallagher & Co.	14,615	1,191,269

Cincinnati Financial Corp.(a)	18,472	1,393,712

Hartford Financial Services Group, Inc. (The)	43,552	1,534,772

Loews Corp.	4,442	154,715

Marsh & McLennan Cos., Inc.	46,229	3,996,959

MetLife, Inc.	171,656	5,247,524

Principal Financial Group, Inc.(a)	49,459	1,550,045

Progressive Corp. (The)	23,049	1,701,938

Prudential Financial, Inc.	84,287	4,394,724

Travelers Cos., Inc. (The)	29,519	2,932,713

Total Insurance		32,342,741

Internet & Direct Marketing Retail – 0.1%

eBay, Inc.	64,780	1,947,287

Expedia Group, Inc.	7,815	439,750

Total Internet & Direct Marketing Retail		2,387,037

IT Services – 3.1%

Automatic Data Processing, Inc.	46,589	6,367,785

Broadridge Financial Solutions, Inc.	10,663	1,011,172

Cognizant Technology Solutions Corp. Class A	36,476	1,695,040

Fidelity National Information Services, Inc.	31,747	3,861,705

Global Payments, Inc.	6,788	979,033

International Business Machines Corp.	217,104	24,083,347

MasterCard, Inc. Class A	27,538	6,652,079

Paychex, Inc.	53,946	3,394,282

Visa, Inc. Class A(a)	58,596	9,440,988

Total IT Services		57,485,431

Life Sciences Tools & Services – 0.1%

Agilent Technologies, Inc.	15,294	1,095,356

Thermo Fisher Scientific, Inc.	6,023	1,708,123

Total Life Sciences Tools & Services		2,803,479

Machinery – 1.6%

Caterpillar, Inc.	79,916	9,273,453

Cummins, Inc.	24,463	3,310,333

Deere & Co.	26,071	3,601,969

Dover Corp.	16,816	1,411,535

Fortive Corp.	7,135	393,781

Illinois Tool Works, Inc.	41,858	5,948,859

PACCAR, Inc.	33,049	2,020,285

Parker-Hannifin Corp.	12,506	1,622,404

Stanley Black & Decker, Inc.	15,217	1,521,700

Total Machinery		29,104,319

Media – 1.0%

Comcast Corp. Class A	444,423	15,279,263

Fox Corp. Class A(a)	19,786	467,543

Omnicom Group, Inc.(a)	30,931	1,698,112

Sirius XM Holdings, Inc.(a)	158,707	784,012

ViacomCBS, Inc. Class B	75,400	1,056,354

Total Media		19,285,284

Metals & Mining – 0.2%

Newmont Corp.	53,668	2,430,087

Nucor Corp.	34,997	1,260,592

Total Metals & Mining		3,690,679

Multi-Utilities – 2.0%

Ameren Corp.	30,809	2,243,819

CMS Energy Corp.	33,890	1,991,038

Consolidated Edison, Inc.	53,918	4,205,604

Dominion Energy, Inc.	187,071	13,504,655

DTE Energy Co.	30,748	2,920,138

Public Service Enterprise Group, Inc.	79,403	3,565,989

Sempra Energy	38,124	4,307,631

WEC Energy Group, Inc.	42,865	3,777,692

Total Multi-Utilities		36,516,566

Multiline Retail – 0.4%

Dollar General Corp.	13,477	2,035,162

Target Corp.	56,927	5,292,503

Total Multiline Retail		7,327,665

Oil, Gas & Consumable Fuels – 5.9%

Chevron Corp.	389,396	28,215,634

Concho Resources, Inc.	9,590	410,932

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2020

Investments	Shares	Value

ConocoPhillips	146,193	$4,502,744

EOG Resources, Inc.	47,101	1,691,868

Exxon Mobil Corp.	1,085,268	41,207,626

Hess Corp.	23,369	778,188

Kinder Morgan, Inc.	561,345	7,813,922

Marathon Petroleum Corp.	117,468	2,774,594

Occidental Petroleum Corp.	386,768	4,478,773

ONEOK, Inc.	107,893	2,353,146

Phillips 66	75,653	4,058,783

Pioneer Natural Resources Co.	11,237	788,276

Valero Energy Corp.	83,710	3,797,086

Williams Cos., Inc. (The)	411,570	5,823,716

Total Oil, Gas & Consumable Fuels		108,695,288

Personal Products – 0.1%

Estee Lauder Cos., Inc. (The) Class A	12,953	2,063,931

Pharmaceuticals – 7.8%

Bristol-Myers Squibb Co.	338,039	18,842,294

Eli Lilly & Co.	104,384	14,480,148

Johnson & Johnson	360,938	47,329,800

Merck & Co., Inc.	353,583	27,204,676

Pfizer, Inc.	1,060,916	34,628,298

Zoetis, Inc.	12,523	1,473,832

Total Pharmaceuticals		143,959,048

Professional Services – 0.1%

Equifax, Inc.	6,844	817,516

Verisk Analytics, Inc.	5,514	768,541

Total Professional Services		1,586,057

Road & Rail – 1.0%

CSX Corp.	52,941	3,033,519

Kansas City Southern	5,426	690,079

Norfolk Southern Corp.	25,536	3,728,256

Union Pacific Corp.	76,430	10,779,687

Total Road & Rail		18,231,541

Semiconductors & Semiconductor Equipment – 4.8%

Analog Devices, Inc.	37,437	3,356,227

Applied Materials, Inc.	73,484	3,367,037

Broadcom, Inc.	68,052	16,135,129

Intel Corp.	485,408	26,270,281

KLA Corp.	18,597	2,673,133

Lam Research Corp.	13,670	3,280,800

Maxim Integrated Products, Inc.	44,724	2,174,034

Microchip Technology, Inc.(a)	21,980	1,490,244

NVIDIA Corp.	8,813	2,323,107

QUALCOMM, Inc.	168,391	11,391,651

Skyworks Solutions, Inc.	15,376	1,374,307

Texas Instruments, Inc.	134,706	13,461,170

Xilinx, Inc.	19,107	1,489,199

Total Semiconductors & Semiconductor Equipment		88,786,319

Software – 5.4%

Citrix Systems, Inc.	9,453	1,338,072

Intuit, Inc.	11,244	2,586,120

Microsoft Corp.	513,814	81,033,606

NortonLifeLock, Inc.	47,651	891,550

Oracle Corp.	293,635	14,191,380

SS&C Technologies Holdings, Inc.	4,357	190,924

Total Software		100,231,652

Specialty Retail – 2.3%

Best Buy Co., Inc.	36,982	2,107,974

Home Depot, Inc. (The)	140,033	26,145,561

Lowe’s Cos., Inc.	76,305	6,566,045

Ross Stores, Inc.	19,166	1,666,867

Tiffany & Co.	7,966	1,031,597

TJX Cos., Inc. (The)	98,959	4,731,230

Total Specialty Retail		42,249,274

Technology Hardware, Storage & Peripherals – 4.0%

Apple, Inc.	254,457	64,705,870

Hewlett Packard Enterprise Co.	189,460	1,839,657

HP, Inc.	244,630	4,246,777

Western Digital Corp.	55,339	2,303,209

Total Technology Hardware, Storage & Peripherals		73,095,513

Textiles, Apparel & Luxury Goods – 0.4%

NIKE, Inc. Class B	67,896	5,617,715

VF Corp.	46,638	2,522,183

Total Textiles, Apparel & Luxury Goods		8,139,898

Tobacco – 3.1%

Altria Group, Inc.	640,517	24,768,793

Philip Morris International, Inc.	440,096	32,109,404

Total Tobacco		56,878,197

Trading Companies & Distributors – 0.2%

Fastenal Co.	75,336	2,354,250

W.W. Grainger, Inc.	3,419	849,622

Total Trading Companies & Distributors		3,203,872

Water Utilities – 0.1%

American Water Works Co., Inc.	16,271	1,945,361
TOTAL COMMON STOCKS (Cost: $1,864,068,786)		1,839,858,044

EXCHANGE-TRADED FUND – 0.3%

United States – 0.3%

WisdomTree U.S. Total Dividend Fund(a)(b) (Cost: $7,083,067)	70,047	5,486,081

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%

United States – 0.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $5,974,959)	5,974,959	5,974,959

TOTAL INVESTMENTS IN SECURITIES – 100.1% (Cost: $1,877,126,812)		1,851,319,084

Other Assets less Liabilities – (0.1)%		(1,625,835)

NET ASSETS – 100.0%		$1,849,693,249

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (concluded)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2020

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $22,452,798 and the total market value of the collateral held by the Fund was $23,228,427. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $17,253,468.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree U.S. Total Dividend Fund	$7,208,819	$32,772,790	$33,558,963	$929,626	$(1,866,191)	$5,486,081	$181,733

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 2.1%

Arconic, Inc.	9,503	$152,618

Boeing Co. (The)	3,065	457,114

General Dynamics Corp.	6,755	893,754

HEICO Corp.	862	64,314

Huntington Ingalls Industries, Inc.	819	149,230

L3Harris Technologies, Inc.	1,270	228,752

Lockheed Martin Corp.	5,936	2,012,007

Northrop Grumman Corp.	2,373	717,951

Raytheon Co.	6,118	802,376

Spirit AeroSystems Holdings, Inc. Class A	3,209	76,791

Teledyne Technologies, Inc.*	399	118,611

Textron, Inc.	6,594	175,862

TransDigm Group, Inc.	636	203,641

United Technologies Corp.	12,075	1,139,035

Total Aerospace & Defense		7,192,056

Air Freight & Logistics – 0.8%

C.H. Robinson Worldwide, Inc.	3,345	221,439

Expeditors International of Washington, Inc.	3,074	205,097

FedEx Corp.	7,491	908,359

United Parcel Service, Inc. Class B	16,497	1,541,150

Total Air Freight & Logistics		2,876,045

Airlines – 0.6%

American Airlines Group, Inc.(a)	25,723	313,564

Delta Air Lines, Inc.	29,328	836,728

Southwest Airlines Co.	16,456	585,998

United Airlines Holdings, Inc.*	12,564	396,394

Total Airlines		2,132,684

Automobiles – 0.5%

Ford Motor Co.	56,591	273,335

General Motors Co.	67,867	1,410,276

Total Automobiles		1,683,611

Banks – 7.8%

Bank of America Corp.	266,305	5,653,655

Citigroup, Inc.	81,270	3,423,092

Citizens Financial Group, Inc.	14,604	274,701

Comerica, Inc.	6,460	189,536

Fifth Third Bancorp	24,966	370,745

First Republic Bank	2,757	226,846

Huntington Bancshares, Inc.	30,274	248,550

JPMorgan Chase & Co.	88,379	7,956,761

KeyCorp	29,437	305,262

M&T Bank Corp.	3,981	411,755

PNC Financial Services Group, Inc. (The)	11,151	1,067,374

Regions Financial Corp.	34,518	309,627

SVB Financial Group*	1,628	245,958

Truist Financial Corp.	20,328	626,916

U.S. Bancorp	40,412	1,392,193

Wells Fargo & Co.	134,208	3,851,770

Total Banks		26,554,741

Beverages – 1.8%

Brown-Forman Corp. Class B	4,567	253,514

Coca-Cola Co. (The)	60,697	2,685,842

Keurig Dr. Pepper, Inc.	12,820	311,142

Molson Coors Beverage Co. Class B	5,296	206,597

Monster Beverage Corp.*	6,432	361,864

PepsiCo, Inc.	18,562	2,229,296

Total Beverages		6,048,255

Biotechnology – 2.7%

AbbVie, Inc.	24,327	1,853,474

Alexion Pharmaceuticals, Inc.*	4,702	422,192

Amgen, Inc.	11,948	2,422,218

Biogen, Inc.*	6,785	2,146,638

Gilead Sciences, Inc.	14,488	1,083,123

Incyte Corp.*	1,215	88,974

Ionis Pharmaceuticals, Inc.*	446	21,087

Neurocrine Biosciences, Inc.*	323	27,956

Regeneron Pharmaceuticals, Inc.*	1,751	854,996

Vertex Pharmaceuticals, Inc.*	1,386	329,799

Total Biotechnology		9,250,457

Building Products – 0.1%

Fortune Brands Home & Security, Inc.	2,653	114,742

Lennox International, Inc.	504	91,622

Masco Corp.	5,913	204,413

Total Building Products		410,777

Capital Markets – 4.0%

Ameriprise Financial, Inc.	4,436	454,601

Bank of New York Mellon Corp. (The)	26,249	884,066

BlackRock, Inc.	3,113	1,369,627

CBOE Global Markets, Inc.	1,411	125,932

Charles Schwab Corp. (The)	26,287	883,769

CME Group, Inc.	3,438	594,464

E*TRADE Financial Corp.	8,047	276,173

FactSet Research Systems, Inc.	435	113,396

Franklin Resources, Inc.	17,353	289,621

Goldman Sachs Group, Inc. (The)	13,507	2,088,047

Intercontinental Exchange, Inc.	7,897	637,683

MarketAxess Holdings, Inc.	219	72,833

Moody’s Corp.	2,250	475,875

Morgan Stanley	55,196	1,876,664

MSCI, Inc.	724	209,207

Nasdaq, Inc.	2,737	259,878

Northern Trust Corp.	5,022	378,960

Raymond James Financial, Inc.	4,308	272,266

S&P Global, Inc.	2,925	716,771

SEI Investments Co.	2,635	122,106

State Street Corp.	10,025	534,032

T. Rowe Price Group, Inc.	5,706	557,191

TD Ameritrade Holding Corp.	15,023	520,697

Total Capital Markets		13,713,859

Chemicals – 1.3%

Air Products & Chemicals, Inc.	2,746	548,129

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2020

Investments	Shares	Value

Celanese Corp.	2,754	$202,116

CF Industries Holdings, Inc.	3,868	105,209

Dow, Inc.	31,724	927,610

DuPont de Nemours, Inc.	19,443	663,006

Eastman Chemical Co.	3,958	184,364

Ecolab, Inc.	3,161	492,579

FMC Corp.	2,607	212,966

International Flavors & Fragrances, Inc.	1,161	118,515

PPG Industries, Inc.	3,808	318,349

RPM International, Inc.	1,720	102,340

Sherwin-Williams Co. (The)	952	437,463

Westlake Chemical Corp.	2,806	107,105

Total Chemicals		4,419,751

Commercial Services & Supplies – 0.4%

Cintas Corp.	1,173	203,187

Copart, Inc.*	2,458	168,422

Republic Services, Inc.	4,222	316,903

Rollins, Inc.	2,639	95,374

Waste Management, Inc.	5,889	545,086

Total Commercial Services & Supplies		1,328,972

Communications Equipment – 1.4%

Arista Networks, Inc.*	1,364	276,278

Cisco Systems, Inc.	96,233	3,782,919

F5 Networks, Inc.*	1,123	119,746

Motorola Solutions, Inc.	2,374	315,552

Ubiquiti, Inc.(a)	808	114,397

Total Communications Equipment		4,608,892

Construction & Engineering – 0.1%

Jacobs Engineering Group, Inc.	2,243	177,803

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	718	135,867

Vulcan Materials Co.	1,522	164,483

Total Construction Materials		300,350

Consumer Finance – 1.1%

Ally Financial, Inc.	16,275	234,848

American Express Co.	19,070	1,632,583

Capital One Financial Corp.	17,562	885,476

Discover Financial Services	12,046	429,681

Synchrony Financial	36,054	580,109

Total Consumer Finance		3,762,697

Containers & Packaging – 0.4%

Avery Dennison Corp.	1,604	163,399

Ball Corp.	3,513	227,151

Crown Holdings, Inc.*	2,430	141,037

International Paper Co.	14,621	455,152

Packaging Corp. of America	2,608	226,453

WestRock Co.	8,362	236,310

Total Containers & Packaging		1,449,502

Distributors – 0.1%

Genuine Parts Co.	2,596	174,788

LKQ Corp.*	5,570	114,241

Total Distributors		289,029

Diversified Consumer Services – 0.0%

Bright Horizons Family Solutions, Inc.*	446	45,492

Diversified Financial Services – 0.8%

Berkshire Hathaway, Inc. Class B*	13,804	2,523,785

Equitable Holdings, Inc.	17,680	255,476

Total Diversified Financial Services		2,779,261

Diversified Telecommunication Services – 3.2%

AT&T, Inc.	146,725	4,277,034

CenturyLink, Inc.	38,738	366,461

Verizon Communications, Inc.	116,222	6,244,608

Total Diversified Telecommunication Services		10,888,103

Electric Utilities – 2.0%

Alliant Energy Corp.	3,085	148,975

American Electric Power Co., Inc.	5,749	459,805

Avangrid, Inc.	4,588	200,863

Duke Energy Corp.	11,900	962,472

Edison International	4,938	270,553

Entergy Corp.	1,594	149,788

Evergy, Inc.	3,815	210,016

Eversource Energy	4,335	339,040

Exelon Corp.	18,850	693,868

FirstEnergy Corp.	10,305	412,921

NextEra Energy, Inc.	3,480	837,358

NRG Energy, Inc.	5,630	153,474

Pinnacle West Capital Corp.	1,671	126,645

PPL Corp.	15,241	376,148

Southern Co. (The)	22,245	1,204,344

Xcel Energy, Inc.	6,092	367,348

Total Electric Utilities		6,913,618

Electrical Equipment – 0.3%

AMETEK, Inc.	3,139	226,071

Emerson Electric Co.	11,054	526,723

Rockwell Automation, Inc.	1,792	270,431

Total Electrical Equipment		1,023,225

Electronic Equipment, Instruments & Components – 0.3%

Amphenol Corp. Class A	4,024	293,269

CDW Corp.	1,895	176,747

Corning, Inc.	15,664	321,739

Keysight Technologies, Inc.*	1,186	99,244

Trimble, Inc.*	2,440	77,665

Zebra Technologies Corp. Class A*	772	141,739

Total Electronic Equipment, Instruments & Components		1,110,403

Energy Equipment & Services – 0.1%

Baker Hughes Co.	10,191	107,005

Halliburton Co.	17,735	121,485

Total Energy Equipment & Services		228,490

Entertainment – 1.1%

Activision Blizzard, Inc.	8,967	533,357

Electronic Arts, Inc.*	3,883	388,960

Live Nation Entertainment, Inc.*	100	4,546

Netflix, Inc.*	1,496	561,748

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2020

Investments	Shares	Value

Take-Two Interactive Software, Inc.*	775	$91,923

Walt Disney Co. (The)	21,599	2,086,463

Total Entertainment		3,666,997

Equity Real Estate Investment Trusts (REITs) – 1.7%

Alexandria Real Estate Equities, Inc.	436	59,758

American Tower Corp.	3,636	791,739

AvalonBay Communities, Inc.	1,055	155,264

Boston Properties, Inc.	1,456	134,287

Camden Property Trust	533	42,235

Crown Castle International Corp.	3,855	556,662

Digital Realty Trust, Inc.	627	87,097

Duke Realty Corp.	1,895	61,360

Equinix, Inc.	330	206,108

Equity LifeStyle Properties, Inc.	1,049	60,297

Equity Residential	2,454	151,436

Essex Property Trust, Inc.	455	100,209

Extra Space Storage, Inc.	1,388	132,915

Federal Realty Investment Trust	740	55,211

Gaming and Leisure Properties, Inc.	3,645	101,003

Healthpeak Properties, Inc.	1,539	36,705

Host Hotels & Resorts, Inc.	27,129	299,504

Invitation Homes, Inc.	323	6,903

Iron Mountain, Inc.(a)	3,441	81,896

Kilroy Realty Corp.	669	42,615

Kimco Realty Corp.	7,417	71,722

Medical Properties Trust, Inc.	6,026	104,190

Mid-America Apartment Communities, Inc.	628	64,703

National Retail Properties, Inc.	1,714	55,174

Omega Healthcare Investors, Inc.	2,979	79,063

Prologis, Inc.	8,202	659,195

Public Storage	2,357	468,124

Realty Income Corp.	2,078	103,609

Regency Centers Corp.	1,630	62,641

SBA Communications Corp.	238	64,253

Simon Property Group, Inc.	6,204	340,351

STORE Capital Corp.	2,207	39,991

Sun Communities, Inc.	350	43,697

UDR, Inc.	973	35,553

Ventas, Inc.	2,611	69,975

VICI Properties, Inc.	9,002	149,793

Vornado Realty Trust	3,358	121,593

W.P. Carey, Inc.	1,482	86,075

Welltower, Inc.	2,092	95,772

Weyerhaeuser Co.	2,776	47,053

Total Equity Real Estate Investment Trusts (REITs)		5,925,731

Food & Staples Retailing – 2.6%

Costco Wholesale Corp.	4,365	1,244,592

Kroger Co. (The)	20,852	628,062

Sysco Corp.	7,842	357,831

U.S. Foods Holding Corp.*	3,764	66,660

Walgreens Boots Alliance, Inc.	29,569	1,352,782

Walmart, Inc.	46,592	5,293,783

Total Food & Staples Retailing		8,943,710

Food Products – 1.7%

Archer-Daniels-Midland Co.	11,999	422,125

Campbell Soup Co.	4,560	210,489

Conagra Brands, Inc.	9,699	284,569

General Mills, Inc.	13,702	723,054

Hershey Co. (The)	3,291	436,057

Hormel Foods Corp.	7,591	354,044

J.M. Smucker Co. (The)	2,623	291,153

Kellogg Co.	4,522	271,275

Kraft Heinz Co. (The)	39,609	979,927

Lamb Weston Holdings, Inc.	1,875	107,062

McCormick & Co., Inc. Non-Voting Shares	1,399	197,553

Mondelez International, Inc. Class A	18,958	949,417

Tyson Foods, Inc. Class A	8,241	476,907

Total Food Products		5,703,632

Gas Utilities – 0.1%

Atmos Energy Corp.	1,645	163,233

UGI Corp.	1,734	46,246

Total Gas Utilities		209,479

Health Care Equipment & Supplies – 1.7%

Abbott Laboratories	13,970	1,102,373

ABIOMED, Inc.*	428	62,129

Align Technology, Inc.*	549	95,499

Baxter International, Inc.	6,578	534,068

Becton, Dickinson and Co.	2,072	476,083

Boston Scientific Corp.*	11,226	366,304

Cooper Cos., Inc. (The)	531	146,381

Danaher Corp.	6,408	886,931

Dentsply Sirona, Inc.	1,538	59,721

Edwards Lifesciences Corp.*	1,445	272,556

Hologic, Inc.*	1,884	66,128

IDEXX Laboratories, Inc.*	552	133,717

Intuitive Surgical, Inc.*	740	366,455

ResMed, Inc.	1,135	167,174

Stryker Corp.	4,374	728,227

Teleflex, Inc.	331	96,937

Varian Medical Systems, Inc.*	1,032	105,945

West Pharmaceutical Services, Inc.	516	78,561

Zimmer Biomet Holdings, Inc.	1,915	193,568

Total Health Care Equipment & Supplies		5,938,757

Health Care Providers & Services – 3.9%

AmerisourceBergen Corp.	5,812	514,362

Anthem, Inc.	5,381	1,221,702

Cardinal Health, Inc.	7,714	369,809

Centene Corp.*	11,162	663,134

Cigna Corp.	9,091	1,610,743

CVS Health Corp.	28,253	1,676,251

DaVita, Inc.*	3,475	264,309

HCA Healthcare, Inc.	9,193	825,991

Henry Schein, Inc.*	2,984	150,752

Humana, Inc.	2,213	694,926

Laboratory Corp. of America Holdings*	1,880	237,613

McKesson Corp.	2,626	355,193

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2020

Investments	Shares	Value

Quest Diagnostics, Inc.	2,456	$197,217

UnitedHealth Group, Inc.	16,835	4,198,312

Universal Health Services, Inc. Class B	1,927	190,927

Total Health Care Providers & Services		13,171,241

Health Care Technology – 0.1%

Cerner Corp.	2,729	171,900

Veeva Systems, Inc. Class A*	676	105,706

Total Health Care Technology		277,606

Hotels, Restaurants & Leisure – 1.3%

Aramark	3,012	60,150

Chipotle Mexican Grill, Inc.*	129	84,418

Darden Restaurants, Inc.	2,093	113,985

Domino’s Pizza, Inc.	445	144,211

Hilton Worldwide Holdings, Inc.	2,851	194,552

Las Vegas Sands Corp.	8,563	363,671

Marriott International, Inc. Class A	3,747	280,313

McDonald’s Corp.	11,334	1,874,077

MGM Resorts International	3,604	42,527

Starbucks Corp.	12,841	844,167

Vail Resorts, Inc.	430	63,515

Wynn Resorts Ltd.	1,039	62,537

Yum! Brands, Inc.	3,962	271,516

Total Hotels, Restaurants & Leisure		4,399,639

Household Durables – 0.4%

D.R. Horton, Inc.	11,323	384,982

Lennar Corp. Class A	11,572	442,050

Mohawk Industries, Inc.*	1,702	129,761

NVR, Inc.*	77	197,821

PulteGroup, Inc.	8,624	192,488

Whirlpool Corp.(a)	1,881	161,390

Total Household Durables		1,508,492

Household Products – 1.7%

Church & Dwight Co., Inc.	2,866	183,940

Clorox Co. (The)	1,977	342,515

Colgate-Palmolive Co.	13,503	896,059

Kimberly-Clark Corp.	5,824	744,715

Procter & Gamble Co. (The)	34,303	3,773,330

Total Household Products		5,940,559

Independent Power & Renewable Electricity Producers – 0.1%

AES Corp.	15,535	211,276

Vistra Energy Corp.	7,898	126,052

Total Independent Power & Renewable Electricity Producers		337,328

Industrial Conglomerates – 1.2%

3M Co.	10,902	1,488,232

Carlisle Cos., Inc.	992	124,278

General Electric Co.	97,852	776,945

Honeywell International, Inc.	11,457	1,532,832

Roper Technologies, Inc.	1,045	325,841

Total Industrial Conglomerates		4,248,128

Insurance – 2.5%

Aflac, Inc.	20,896	715,479

Alleghany Corp.	54	29,827

Allstate Corp. (The)	9,425	864,555

American Financial Group, Inc.	1,861	130,419

American International Group, Inc.	12,049	292,188

Arthur J. Gallagher & Co.	2,354	191,875

Brown & Brown, Inc.	3,334	120,757

Cincinnati Financial Corp.	2,436	183,796

CNA Financial Corp.	4,987	154,796

Fidelity National Financial, Inc.	5,879	146,270

Globe Life, Inc.	2,471	177,838

Hartford Financial Services Group, Inc. (The)	9,524	335,626

Lincoln National Corp.	5,265	138,575

Loews Corp.	3,903	135,942

Markel Corp.*	90	83,510

Marsh & McLennan Cos., Inc.	5,536	478,643

MetLife, Inc.	50,395	1,540,575

Principal Financial Group, Inc.	7,572	237,306

Progressive Corp. (The)	14,692	1,084,857

Prudential Financial, Inc.	13,242	690,438

Reinsurance Group of America, Inc.	1,619	136,223

Travelers Cos., Inc. (The)	6,111	607,128

W.R. Berkley Corp.	3,401	177,430

Total Insurance		8,654,053

Interactive Media & Services – 4.7%

Alphabet, Inc. Class A*	8,599	9,991,608

Facebook, Inc. Class A*	35,589	5,936,245

IAC/InterActiveCorp*	459	82,267

Twitter, Inc.*	5,190	127,466

Total Interactive Media & Services		16,137,586

Internet & Direct Marketing Retail – 1.8%

Amazon.com, Inc.*	2,244	4,375,172

Booking Holdings, Inc.*	816	1,097,781

eBay, Inc.	22,837	686,480

Expedia Group, Inc.	1,599	89,976

Total Internet & Direct Marketing Retail		6,249,409

IT Services – 4.0%

Akamai Technologies, Inc.*	1,862	170,354

Automatic Data Processing, Inc.	5,256	718,390

Black Knight, Inc.*	892	51,790

Booz Allen Hamilton Holding Corp.	1,984	136,182

Broadridge Financial Solutions, Inc.	1,380	130,865

Cognizant Technology Solutions Corp. Class A	12,642	587,474

DXC Technology Co.	11,151	145,521

EPAM Systems, Inc.*	434	80,576

Fidelity National Information Services, Inc.	2,167	263,594

Fiserv, Inc.*	2,840	269,772

FleetCor Technologies, Inc.*	933	174,042

Gartner, Inc.*	513	51,079

Global Payments, Inc.	1,207	174,086

GoDaddy, Inc. Class A*	411	23,472

International Business Machines Corp.	26,598	2,950,516

Jack Henry & Associates, Inc.	587	91,126

Leidos Holdings, Inc.	2,120	194,298

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2020

Investments	Shares	Value

MasterCard, Inc. Class A	9,033	$2,182,011

Paychex, Inc.	4,362	274,457

PayPal Holdings, Inc.*	8,360	800,386

VeriSign, Inc.*	1,073	193,237

Visa, Inc. Class A	22,946	3,697,059

Western Union Co. (The)	8,509	154,268

WEX, Inc.*	323	33,770

Total IT Services		13,548,325

Leisure Products – 0.0%

Hasbro, Inc.	1,548	110,759

Life Sciences Tools & Services – 0.6%

Agilent Technologies, Inc.	3,764	269,578

Bio-Rad Laboratories, Inc. Class A*	146	51,182

Illumina, Inc.*	872	238,161

IQVIA Holdings, Inc.*	710	76,581

Mettler-Toledo International, Inc.*	243	167,794

PerkinElmer, Inc.	1,019	76,710

Thermo Fisher Scientific, Inc.	3,877	1,099,517

Waters Corp.*	968	176,224

Total Life Sciences Tools & Services		2,155,747

Machinery – 1.9%

Caterpillar, Inc.	15,446	1,792,354

Cummins, Inc.	4,822	652,513

Deere & Co.	6,846	945,843

Dover Corp.	2,247	188,613

Fortive Corp.	2,980	164,466

IDEX Corp.	1,024	141,425

Illinois Tool Works, Inc.	5,211	740,587

Nordson Corp.	669	90,362

PACCAR, Inc.	10,023	612,706

Parker-Hannifin Corp.	2,745	356,109

Snap-on, Inc.	1,487	161,815

Stanley Black & Decker, Inc.	2,336	233,600

Westinghouse Air Brake Technologies Corp.	1,261	60,692

Xylem, Inc.	2,458	160,090

Total Machinery		6,301,175

Media – 1.8%

Altice USA, Inc. Class A*	5,630	125,493

Cable One, Inc.	39	64,116

Charter Communications, Inc. Class A*	1,241	541,461

Comcast Corp. Class A	94,399	3,245,437

Discovery, Inc. Class A*(a)	23,806	462,789

DISH Network Corp. Class A*	14,111	282,079

Fox Corp. Class A	16,975	401,119

Liberty Broadband Corp. Class C*	233	25,798

Liberty Media Corp – Liberty SiriusXM Series C*	3,916	123,824

Omnicom Group, Inc.	6,080	333,792

Sirius XM Holdings, Inc.	58,577	289,370

ViacomCBS, Inc. Class B	18,121	253,875

Total Media		6,149,153

Metals & Mining – 0.2%

Newmont Corp.	6,280	284,358

Nucor Corp.	11,882	427,990

Total Metals & Mining		712,348

Multi-Utilities – 1.0%

Ameren Corp.	3,188	232,182

CenterPoint Energy, Inc.	12,963	200,278

CMS Energy Corp.	3,320	195,050

Consolidated Edison, Inc.	5,621	438,438

Dominion Energy, Inc.	12,710	917,535

DTE Energy Co.	2,596	246,542

NiSource, Inc.	4,771	119,132

Public Service Enterprise Group, Inc.	8,036	360,897

Sempra Energy	3,127	353,320

WEC Energy Group, Inc.	3,682	324,494

Total Multi-Utilities		3,387,868

Multiline Retail – 0.5%

Dollar General Corp.	3,733	563,720

Dollar Tree, Inc.*	4,405	323,636

Target Corp.	8,658	804,934

Total Multiline Retail		1,692,290

Oil, Gas & Consumable Fuels – 3.2%

Chevron Corp.	40,627	2,943,832

Concho Resources, Inc.	5,827	249,687

ConocoPhillips	30,691	945,283

Continental Resources, Inc.(a)	9,631	73,581

Diamondback Energy, Inc.	3,821	100,110

EOG Resources, Inc.	15,169	544,870

Exxon Mobil Corp.	72,006	2,734,068

Hess Corp.	53	1,765

Kinder Morgan, Inc.	39,838	554,545

Marathon Oil Corp.	15,741	51,788

Marathon Petroleum Corp.	23,437	553,582

Occidental Petroleum Corp.	19,936	230,859

ONEOK, Inc.	6,055	132,060

Phillips 66	16,905	906,953

Pioneer Natural Resources Co.	2,480	173,972

Valero Energy Corp.	8,439	382,793

Williams Cos., Inc. (The)	18,130	256,539

Total Oil, Gas & Consumable Fuels		10,836,287

Personal Products – 0.2%

Coty, Inc. Class A	6,399	33,019

Estee Lauder Cos., Inc. (The) Class A	3,663	583,662

Total Personal Products		616,681

Pharmaceuticals – 4.8%

Bristol-Myers Squibb Co.	31,820	1,773,647

Elanco Animal Health, Inc.*	3,422	76,619

Eli Lilly & Co.	13,679	1,897,551

Johnson & Johnson	43,001	5,638,721

Merck & Co., Inc.	39,189	3,015,202

Pfizer, Inc.	106,843	3,487,355

Zoetis, Inc.	4,364	513,599

Total Pharmaceuticals		16,402,694

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2020

Investments	Shares	Value

Professional Services – 0.1%

CoStar Group, Inc.*	201	$118,029

TransUnion	1,359	89,939

Verisk Analytics, Inc.	1,147	159,869

Total Professional Services		367,837

Real Estate Management & Development – 0.1%

CBRE Group, Inc. Class A*	6,737	254,052

Road & Rail – 1.2%

CSX Corp.	16,429	941,382

JB Hunt Transport Services, Inc.	1,429	131,797

Kansas City Southern	1,517	192,932

Norfolk Southern Corp.	5,045	736,570

Old Dominion Freight Line, Inc.	1,783	234,036

Union Pacific Corp.	11,928	1,682,325

Total Road & Rail		3,919,042

Semiconductors & Semiconductor Equipment – 4.8%

Advanced Micro Devices, Inc.*	1,505	68,447

Analog Devices, Inc.	4,624	414,542

Applied Materials, Inc.	18,126	830,533

Broadcom, Inc.	3,070	727,897

Intel Corp.	111,965	6,059,546

KLA Corp.	2,237	321,546

Lam Research Corp.	2,986	716,640

Maxim Integrated Products, Inc.	4,112	199,884

Microchip Technology, Inc.(a)	1,261	85,496

Micron Technology, Inc.*	51,396	2,161,716

NVIDIA Corp.	3,671	967,676

ON Semiconductor Corp.*(a)	7,558	94,022

Qorvo, Inc.*	754	60,795

QUALCOMM, Inc.	21,907	1,482,009

Skyworks Solutions, Inc.	2,940	262,777

Teradyne, Inc.	2,395	129,737

Texas Instruments, Inc.	14,368	1,435,794

Universal Display Corp.	223	29,387

Xilinx, Inc.	3,725	290,326

Total Semiconductors & Semiconductor Equipment		16,338,770

Software – 6.7%

Adobe, Inc.*	3,148	1,001,819

ANSYS, Inc.*	576	133,903

Autodesk, Inc.*	223	34,810

Cadence Design Systems, Inc.*	2,444	161,402

Ceridian HCM Holding, Inc.*	223	11,166

Citrix Systems, Inc.	1,688	238,936

Fair Isaac Corp.*	223	68,615

Fortinet, Inc.*	921	93,177

Intuit, Inc.	2,139	491,970

Microsoft Corp.	90,044	14,200,839

NortonLifeLock, Inc.	4,683	87,619

Oracle Corp.	75,660	3,656,648

Paycom Software, Inc.*	223	45,048

PTC, Inc.*	189	11,569

salesforce.com, Inc.*	1,461	210,355

SS&C Technologies Holdings, Inc.	2,223	97,412

Synopsys, Inc.*	974	125,441

Trade Desk, Inc. (The) Class A*(a)	100	19,300

Tyler Technologies, Inc.*	160	47,450

VMware, Inc. Class A*(a)	16,258	1,968,844

Total Software		22,706,323

Specialty Retail – 2.3%

Advance Auto Parts, Inc.	1,155	107,785

AutoZone, Inc.*	468	395,928

Best Buy Co., Inc.	6,580	375,060

Burlington Stores, Inc.*	657	104,108

CarMax, Inc.*(a)	3,193	171,879

Home Depot, Inc. (The)	19,112	3,568,402

Lowe’s Cos., Inc.	10,728	923,144

O’Reilly Automotive, Inc.*	1,116	335,972

Ross Stores, Inc.	4,918	427,719

Tiffany & Co.	1,440	186,480

TJX Cos., Inc. (The)	18,414	880,373

Tractor Supply Co.	2,147	181,529

Ulta Beauty, Inc.*	939	164,982

Total Specialty Retail		7,823,361

Technology Hardware, Storage & Peripherals – 5.3%

Apple, Inc.	65,459	16,645,569

Hewlett Packard Enterprise Co.	33,372	324,042

HP, Inc.	55,166	957,682

NetApp, Inc.	4,921	205,156

Total Technology Hardware, Storage & Peripherals		18,132,449

Textiles, Apparel & Luxury Goods – 0.5%

NIKE, Inc. Class B	16,245	1,344,111

VF Corp.	6,043	326,806

Total Textiles, Apparel & Luxury Goods		1,670,917

Tobacco – 1.3%

Altria Group, Inc.	50,873	1,967,259

Philip Morris International, Inc.	33,073	2,413,006

Total Tobacco		4,380,265

Trading Companies & Distributors – 0.2%

Fastenal Co.	7,523	235,094

United Rentals, Inc.*	2,517	258,999

W.W. Grainger, Inc.	1,073	266,641

Total Trading Companies & Distributors		760,734

Water Utilities – 0.1%

American Water Works Co., Inc.	1,811	216,523

Essential Utilities, Inc.	1,661	67,603

Total Water Utilities		284,126

Wireless Telecommunication Services – 0.4%

Sprint Corp.*	15,532	133,886

T-Mobile U.S., Inc.*	16,535	1,387,286

Total Wireless Telecommunication Services		1,521,172
TOTAL COMMON STOCKS (Cost: $394,609,916)		340,572,795

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2020

Investments	Shares	Value

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree U.S. High Dividend Fund(b) (Cost: $562,731)	9,075	$513,645

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%

United States – 0.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $585,507)	585,507	585,507

TOTAL INVESTMENTS IN SECURITIES – 100.1% (Cost: $395,758,154)		341,671,947

Other Assets less Liabilities – (0.1)%		(249,243)

NET ASSETS – 100.0%		$341,422,704

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,770,983 and the total market value of the collateral held by the Fund was $2,839,740. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,254,233.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree U.S. High Dividend Fund	$535,191	$4,759,847	$4,659,436	$(20,010)	$(101,947)	$513,645	$44,179

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.4%

United States – 99.4%

Aerospace & Defense – 0.8%

Arconic, Inc.	136,725	$2,195,804

BWX Technologies, Inc.(a)	102,343	4,985,128

Curtiss-Wright Corp.(a)	18,235	1,685,096

Hexcel Corp.(a)	59,597	2,216,412

Huntington Ingalls Industries, Inc.(a)	45,282	8,250,833

Spirit AeroSystems Holdings, Inc. Class A(a)	39,466	944,421

Total Aerospace & Defense		20,277,694

Air Freight & Logistics – 1.1%

C.H. Robinson Worldwide, Inc.(a)	252,716	16,729,799

Expeditors International of Washington, Inc.(a)	157,135	10,484,047

Total Air Freight & Logistics		27,213,846

Airlines – 0.2%

American Airlines Group, Inc.(a)	455,888	5,557,275

Auto Components – 1.0%

BorgWarner, Inc.(a)	265,217	6,463,338

Gentex Corp.	358,764	7,950,210

Goodyear Tire & Rubber Co. (The)	524,963	3,055,285

Lear Corp.(a)	99,995	8,124,594

Total Auto Components		25,593,427

Automobiles – 0.4%

Harley-Davidson, Inc.(a)	377,795	7,151,659

Thor Industries, Inc.	86,652	3,654,982

Total Automobiles		10,806,641

Banks – 8.3%

Associated Banc-Corp.(a)	401,094	5,129,992

Bank of Hawaii Corp.(a)	60,541	3,344,285

Bank OZK(a)	296,643	4,953,938

BankUnited, Inc.	173,123	3,237,400

BOK Financial Corp.(a)	111,025	4,725,224

CenterState Bank Corp.	83,573	1,439,963

CIT Group, Inc.	240,092	4,143,988

Comerica, Inc.(a)	393,431	11,543,265

Commerce Bancshares, Inc.(a)	108,883	5,482,259

Community Bank System, Inc.(a)	70,424	4,140,931

Cullen/Frost Bankers, Inc.(a)	139,185	7,765,131

East West Bancorp, Inc.(a)	270,762	6,969,414

First Citizens BancShares, Inc. Class A(a)	1,087	361,830

First Financial Bankshares, Inc.(a)	95,757	2,570,118

First Hawaiian, Inc.	306,661	5,069,106

First Horizon National Corp.(a)	780,933	6,294,320

FNB Corp.	956,395	7,048,631

Glacier Bancorp, Inc.	160,195	5,447,431

Hancock Whitney Corp.	153,356	2,993,509

Iberiabank Corp.	96,075	3,474,072

Investors Bancorp, Inc.	748,094	5,977,271

PacWest Bancorp(a)	563,943	10,105,859

People’s United Financial, Inc.(a)	1,333,164	14,731,462

Pinnacle Financial Partners, Inc.(a)	35,959	1,349,901

Popular, Inc.(a)	133,104	4,658,640

Prosperity Bancshares, Inc.(a)	169,216	8,164,672

Signature Bank(a)	66,616	5,355,260

Sterling Bancorp(a)	168,008	1,755,684

Synovus Financial Corp.(a)	314,126	5,516,053

TCF Financial Corp.(a)	342,840	7,768,754

UMB Financial Corp.(a)	61,586	2,856,359

Umpqua Holdings Corp.	834,806	9,099,385

United Bankshares, Inc.(a)	254,449	5,872,683

Valley National Bancorp	1,029,681	7,526,968

Webster Financial Corp.	225,383	5,161,271

Western Alliance Bancorp(a)	100,199	3,067,091

Wintrust Financial Corp.(a)	73,602	2,418,562

Zions Bancorp N.A.(a)	299,647	8,018,554

Total Banks		205,539,236

Beverages – 1.0%

Molson Coors Beverage Co. Class B(a)	618,902	24,143,367

Building Products – 1.5%

A.O. Smith Corp.(a)	198,822	7,517,460

Armstrong World Industries, Inc.(a)	39,653	3,149,241

Fortune Brands Home & Security, Inc.(a)	128,791	5,570,211

Lennox International, Inc.	31,369	5,702,571

Masco Corp.	268,013	9,265,209

Owens Corning(a)	133,394	5,177,021

Simpson Manufacturing Co., Inc.	22,899	1,419,280

Total Building Products		37,800,993

Capital Markets – 4.2%

Affiliated Managers Group, Inc.(a)	73,423	4,342,236

Ares Management Corp. Class A	264,358	8,176,593

CBOE Global Markets, Inc.	96,632	8,624,406

E*TRADE Financial Corp.(a)	204,102	7,004,781

Eaton Vance Corp.(a)	247,257	7,974,038

FactSet Research Systems, Inc.(a)	24,719	6,443,749

Federated Hermes, Inc. Class B(a)	190,917	3,636,969

Franklin Resources, Inc.	1,446,941	24,149,445

Interactive Brokers Group, Inc. Class A	54,804	2,365,889

Legg Mason, Inc.(a)	265,121	12,951,161

LPL Financial Holdings, Inc.(a)	51,299	2,792,204

Morningstar, Inc.	13,171	1,531,129

Raymond James Financial, Inc.	149,624	9,456,237

SEI Investments Co.(a)	78,242	3,625,734

Stifel Financial Corp.	36,994	1,527,112

Total Capital Markets		104,601,683

Chemicals – 3.9%

Albemarle Corp.(a)	152,411	8,591,408

Ashland Global Holdings, Inc.	56,025	2,805,172

CF Industries Holdings, Inc.	441,954	12,021,149

Eastman Chemical Co.	311,082	14,490,200

FMC Corp.	146,967	12,005,734

Huntsman Corp.(a)	509,195	7,347,684

Mosaic Co. (The)(a)	210,933	2,282,295

NewMarket Corp.(a)	15,680	6,003,402

RPM International, Inc.(a)	197,354	11,742,563

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2020

Investments	Shares	Value

Scotts Miracle-Gro Co. (The)(a)	106,911	$10,947,686

Valvoline, Inc.(a)	186,381	2,439,727

W.R. Grace & Co.(a)	46,392	1,651,555

Westlake Chemical Corp.(a)	124,757	4,761,975

Total Chemicals		97,090,550

Commercial Services & Supplies – 1.0%

ADT, Inc.(a)	1,073,395	4,637,067

Brink’s Co. (The)(a)	35,956	1,871,510

MSA Safety, Inc.(a)	50,466	5,107,159

Rollins, Inc.(a)	260,229	9,404,676

Tetra Tech, Inc.	38,105	2,690,975

Total Commercial Services & Supplies		23,711,387

Communications Equipment – 0.8%

Juniper Networks, Inc.(a)	739,428	14,152,652

Ubiquiti, Inc.(a)	39,002	5,521,903

Total Communications Equipment		19,674,555

Construction & Engineering – 0.3%

EMCOR Group, Inc.	16,639	1,020,303

Jacobs Engineering Group, Inc.(a)	90,580	7,180,277

Total Construction & Engineering		8,200,580

Construction Materials – 0.0%

Eagle Materials, Inc.	19,086	1,115,004

Consumer Finance – 1.2%

Ally Financial, Inc.(a)	565,361	8,158,159

FirstCash, Inc.	44,560	3,196,734

OneMain Holdings, Inc.(a)	204,230	3,904,878

Santander Consumer USA Holdings, Inc.	866,865	12,058,092

SLM Corp.(a)	507,852	3,651,456

Total Consumer Finance		30,969,319

Containers & Packaging – 3.2%

AptarGroup, Inc.(a)	70,645	7,032,003

Avery Dennison Corp.(a)	117,784	11,998,656

Graphic Packaging Holding Co.(a)	480,720	5,864,784

Packaging Corp. of America(a)	203,480	17,668,168

Sealed Air Corp.	169,116	4,178,856

Silgan Holdings, Inc.(a)	66,925	1,942,164

Sonoco Products Co.(a)	200,745	9,304,531

WestRock Co.(a)	793,117	22,413,487

Total Containers & Packaging		80,402,649

Distributors – 0.3%

Pool Corp.	37,396	7,358,411

Diversified Consumer Services – 0.7%

H&R Block, Inc.(a)	625,286	8,804,027

Service Corp. International(a)	222,600	8,705,886

Total Diversified Consumer Services		17,509,913

Diversified Financial Services – 0.9%

Equitable Holdings, Inc.(a)	759,761	10,978,546

Jefferies Financial Group, Inc.(a)	519,133	7,096,548

Voya Financial, Inc.(a)	87,823	3,561,223

Total Diversified Financial Services		21,636,317

Electric Utilities – 4.1%

ALLETE, Inc.	97,578	5,921,033

Alliant Energy Corp.(a)	488,804	23,604,345

Hawaiian Electric Industries, Inc.(a)	254,878	10,972,498

IDACORP, Inc.(a)	94,833	8,325,389

NRG Energy, Inc.(a)	90,520	2,467,575

OGE Energy Corp.	539,358	16,574,471

Pinnacle West Capital Corp.(a)	274,683	20,818,225

PNM Resources, Inc.(a)	141,026	5,358,988

Portland General Electric Co.	189,547	9,086,883

Total Electric Utilities		103,129,407

Electrical Equipment – 0.7%

Acuity Brands, Inc.	3,050	261,263

GrafTech International Ltd.(a)	469,366	3,811,252

Hubbell, Inc.(a)	106,495	12,219,236

Regal Beloit Corp.(a)	24,286	1,528,804

Total Electrical Equipment		17,820,555

Electronic Equipment, Instruments & Components – 1.0%

Avnet, Inc.(a)	106,956	2,684,596

Cognex Corp.(a)	64,771	2,734,632

Dolby Laboratories, Inc. Class A	56,336	3,053,974

FLIR Systems, Inc.	150,764	4,807,864

Jabil, Inc.(a)	132,289	3,251,664

Littelfuse, Inc.(a)	16,213	2,163,138

National Instruments Corp.(a)	178,820	5,915,365

Total Electronic Equipment, Instruments & Components		24,611,233

Energy Equipment & Services – 0.4%

Helmerich & Payne, Inc.(a)	522,137	8,171,444

National Oilwell Varco, Inc.(a)	144,352	1,418,980

Total Energy Equipment & Services		9,590,424

Entertainment – 0.1%

Cinemark Holdings, Inc.(a)	264,840	2,698,720

Equity Real Estate Investment Trusts (REITs) – 14.3%

American Campus Communities, Inc.(a)	162,748	4,516,257

American Homes 4 Rent Class A(a)	93,318	2,164,978

Americold Realty Trust	163,247	5,556,928

Apartment Investment & Management Co. Class A(a)	154,941	5,446,176

Brixmor Property Group, Inc.	463,003	4,398,528

Camden Property Trust	95,415	7,560,685

CoreSite Realty Corp.	52,657	6,102,946

Corporate Office Properties Trust	135,218	2,992,374

Cousins Properties, Inc.	132,180	3,868,909

CubeSmart	274,088	7,342,817

CyrusOne, Inc.(a)	114,441	7,066,732

Douglas Emmett, Inc.	142,323	4,342,275

Duke Realty Corp.(a)	339,418	10,990,355

EastGroup Properties, Inc.	31,355	3,275,970

EPR Properties	181,599	4,398,328

Equity LifeStyle Properties, Inc.(a)	122,062	7,016,124

Extra Space Storage, Inc.(a)	159,780	15,300,533

Federal Realty Investment Trust(a)	90,087	6,721,391

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2020

Investments	Shares	Value

First Industrial Realty Trust, Inc.	104,641	$3,477,220

Gaming and Leisure Properties, Inc.	517,250	14,332,997

Healthcare Realty Trust, Inc.	146,923	4,103,559

Healthcare Trust of America, Inc. Class A	295,544	7,175,808

Highwoods Properties, Inc.(a)	114,637	4,060,443

Host Hotels & Resorts, Inc.	1,186,328	13,097,061

Hudson Pacific Properties, Inc.	166,184	4,214,426

Iron Mountain, Inc.(a)	808,239	19,236,088

JBG SMITH Properties(a)	127,595	4,061,349

Kilroy Realty Corp.	85,813	5,466,288

Kimco Realty Corp.	699,285	6,762,086

Lamar Advertising Co. Class A(a)	137,133	7,032,180

Life Storage, Inc.	64,394	6,088,453

Macerich Co. (The)(a)	625,541	3,521,796

Medical Properties Trust, Inc.(a)	949,176	16,411,253

National Health Investors, Inc.	80,028	3,962,987

National Retail Properties, Inc.(a)	240,047	7,727,113

Omega Healthcare Investors, Inc.(a)	474,764	12,600,237

Outfront Media, Inc.(a)	271,056	3,653,835

Park Hotels & Resorts, Inc.	669,230	5,293,609

Pebblebrook Hotel Trust	330,355	3,597,566

Physicians Realty Trust	314,315	4,381,551

PS Business Parks, Inc.	23,694	3,211,011

Rayonier, Inc.(a)	177,261	4,174,497

Regency Centers Corp.(a)	219,914	8,451,295

Rexford Industrial Realty, Inc.	59,834	2,453,792

Ryman Hospitality Properties, Inc.	75,104	2,692,478

Sabra Health Care REIT, Inc.	583,031	6,366,698

Service Properties Trust(a)	592,334	3,198,604

SL Green Realty Corp.	130,220	5,612,482

Spirit Realty Capital, Inc.	168,032	4,394,037

STAG Industrial, Inc.	198,688	4,474,454

STORE Capital Corp.	299,686	5,430,310

Terreno Realty Corp.	30,071	1,556,174

VEREIT, Inc.	2,064,197	10,093,923

VICI Properties, Inc.	733,848	12,211,231

Vornado Realty Trust(a)	291,113	10,541,202

Weingarten Realty Investors(a)	164,790	2,377,920

Total Equity Real Estate Investment Trusts (REITs)		356,560,319

Food & Staples Retailing – 0.1%

Casey’s General Stores, Inc.(a)	23,512	3,115,105

Food Products – 3.8%

Campbell Soup Co.	649,359	29,974,412

Flowers Foods, Inc.(a)	556,747	11,424,448

Ingredion, Inc.	125,260	9,457,130

J&J Snack Foods Corp.	3,807	460,647

J.M. Smucker Co. (The)(a)	268,697	29,825,367

Lamb Weston Holdings, Inc.(a)	115,268	6,581,803

Lancaster Colony Corp.	33,210	4,803,494

Sanderson Farms, Inc.(a)	12,389	1,527,812

Total Food Products		94,055,113

Gas Utilities – 2.6%

Atmos Energy Corp.(a)	187,536	18,609,197

National Fuel Gas Co.	205,738	7,671,970

New Jersey Resources Corp.(a)	157,762	5,359,175

ONE Gas, Inc.(a)	89,535	7,486,917

Southwest Gas Holdings, Inc.(a)	93,417	6,498,087

Spire, Inc.(a)	106,392	7,924,076

UGI Corp.(a)	425,325	11,343,418

Total Gas Utilities		64,892,840

Health Care Equipment & Supplies – 0.6%

Cantel Medical Corp.	1,169	41,967

Dentsply Sirona, Inc.(a)	142,949	5,550,710

Hill-Rom Holdings, Inc.	41,023	4,126,914

West Pharmaceutical Services, Inc.	31,650	4,818,712

Total Health Care Equipment & Supplies		14,538,303

Health Care Providers & Services – 0.5%

Chemed Corp.(a)	5,750	2,490,900

Encompass Health Corp.	118,806	7,607,148

Universal Health Services, Inc. Class B(a)	20,450	2,026,186

Total Health Care Providers & Services		12,124,234

Hotels, Restaurants & Leisure – 3.3%

Aramark(a)	216,963	4,332,751

Choice Hotels International, Inc.	50,200	3,074,750

Churchill Downs, Inc.(a)	23,826	2,452,887

Cracker Barrel Old Country Store, Inc.	43,580	3,626,728

Domino’s Pizza, Inc.(a)	30,123	9,761,961

Dunkin’ Brands Group, Inc.(a)	127,842	6,788,410

Marriott Vacations Worldwide Corp.(a)	44,535	2,475,255

Six Flags Entertainment Corp.(a)	398,893	5,002,118

Texas Roadhouse, Inc.(a)	83,603	3,452,804

Vail Resorts, Inc.(a)	78,450	11,587,850

Wendy’s Co. (The)(a)	379,456	5,646,305

Wyndham Destinations, Inc.(a)	265,709	5,765,885

Wyndham Hotels & Resorts, Inc.(a)	156,334	4,926,084

Wynn Resorts Ltd.	228,737	13,767,680

Total Hotels, Restaurants & Leisure		82,661,468

Household Durables – 1.9%

Leggett & Platt, Inc.(a)	324,804	8,665,771

Newell Brands, Inc.(a)	1,394,539	18,519,478

PulteGroup, Inc.	269,972	6,025,775

Toll Brothers, Inc.	79,070	1,522,097

Whirlpool Corp.(a)	145,579	12,490,678

Total Household Durables		47,223,799

Household Products – 0.1%

Energizer Holdings, Inc.(a)	76,299	2,308,045

Independent Power & Renewable Electricity Producers – 1.8%

AES Corp.	1,425,747	19,390,159

TerraForm Power, Inc. Class A	801,152	12,634,167

Vistra Energy Corp.(a)	732,212	11,686,104

Total Independent Power & Renewable Electricity Producers		43,710,430

Industrial Conglomerates – 0.3%

Carlisle Cos., Inc.	61,283	7,677,534

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2020

Investments	Shares	Value

Insurance – 5.5%

American Financial Group, Inc.(a)	109,649	$7,684,202

American National Insurance Co.	67,202	5,536,101

Assurant, Inc.(a)	80,738	8,404,018

Brown & Brown, Inc.(a)	150,530	5,452,197

CNA Financial Corp.(a)	627,287	19,470,988

Erie Indemnity Co. Class A	64,542	9,567,706

Fidelity National Financial, Inc.(a)	512,992	12,763,241

First American Financial Corp.	191,026	8,101,413

Globe Life, Inc.	34,915	2,512,833

Hanover Insurance Group, Inc. (The)(a)	41,180	3,730,084

Kemper Corp.(a)	74,722	5,557,075

Lincoln National Corp.	390,212	10,270,380

Old Republic International Corp.(a)	793,497	12,100,829

Primerica, Inc.(a)	23,648	2,092,375

Reinsurance Group of America, Inc.	71,051	5,978,231

RLI Corp.(a)	21,621	1,901,135

Selective Insurance Group, Inc.	59,465	2,955,410

Unum Group(a)	591,806	8,883,008

W.R. Berkley Corp.(a)	67,030	3,496,955

Total Insurance		136,458,181

IT Services – 3.0%

Alliance Data Systems Corp.(a)	71,492	2,405,706

Booz Allen Hamilton Holding Corp.(a)	175,579	12,051,743

DXC Technology Co.	378,257	4,936,254

Jack Henry & Associates, Inc.(a)	65,906	10,231,247

KBR, Inc.(a)	94,359	1,951,344

Leidos Holdings, Inc.(a)	165,906	15,205,285

MAXIMUS, Inc.(a)	63,460	3,693,372

Perspecta, Inc.(a)	120,688	2,201,349

Science Applications International Corp.	70,840	5,286,789

Western Union Co. (The)(a)	922,891	16,732,014

Total IT Services		74,695,103

Leisure Products – 1.1%

Brunswick Corp.(a)	110,906	3,922,745

Hasbro, Inc.(a)	243,878	17,449,471

Polaris, Inc.(a)	123,705	5,956,396

Total Leisure Products		27,328,612

Life Sciences Tools & Services – 0.4%

Bio-Techne Corp.	24,804	4,703,335

Bruker Corp.	54,879	1,967,961

PerkinElmer, Inc.	29,926	2,252,829

Total Life Sciences Tools & Services		8,924,125

Machinery – 3.5%

AGCO Corp.	53,162	2,511,904

Allison Transmission Holdings, Inc.	130,251	4,247,485

Crane Co.	53,400	2,626,212

Donaldson Co., Inc.(a)	133,562	5,159,500

Flowserve Corp.	111,838	2,671,810

Graco, Inc.	132,389	6,451,316

IDEX Corp.	70,079	9,678,611

ITT, Inc.(a)	71,745	3,254,353

Lincoln Electric Holdings, Inc.	79,780	5,504,820

Nordson Corp.(a)	48,227	6,514,021

Oshkosh Corp.(a)	80,445	5,175,027

Snap-on, Inc.(a)	99,094	10,783,409

Timken Co. (The)(a)	137,021	4,431,259

Toro Co. (The)	99,490	6,475,804

Woodward, Inc.(a)	29,405	1,747,833

Xylem, Inc.	149,804	9,756,735

Total Machinery		86,990,099

Media – 1.4%

Cable One, Inc.(a)	3,584	5,892,132

Interpublic Group of Cos., Inc. (The)(a)	1,102,598	17,851,061

New York Times Co. (The) Class A	67,490	2,072,618

News Corp. Class A(a)	394,120	3,537,227

Nexstar Media Group, Inc. Class A(a)	60,293	3,480,715

TEGNA, Inc.(a)	185,187	2,011,131

Total Media		34,844,884

Metals & Mining – 1.0%

Reliance Steel & Aluminum Co.(a)	100,698	8,820,138

Royal Gold, Inc.	60,333	5,291,807

Steel Dynamics, Inc.	425,254	9,585,225

Total Metals & Mining		23,697,170

Multi-Utilities – 2.7%

Black Hills Corp.	135,149	8,653,591

CenterPoint Energy, Inc.(a)	1,510,223	23,332,945

MDU Resources Group, Inc.(a)	463,733	9,970,260

NiSource, Inc.(a)	745,686	18,619,779

NorthWestern Corp.	113,719	6,803,808

Total Multi-Utilities		67,380,383

Multiline Retail – 0.4%

Kohl’s Corp.(a)	600,729	8,764,636

Oil, Gas & Consumable Fuels – 2.7%

Apache Corp.	1,252,479	5,235,362

Cabot Oil & Gas Corp.(a)	734,959	12,633,945

Cimarex Energy Co.(a)	140,450	2,363,773

Continental Resources, Inc.(a)	155,643	1,189,113

CVR Energy, Inc.	579,068	9,571,994

Devon Energy Corp.(a)	421,206	2,910,533

Diamondback Energy, Inc.(a)	95,376	2,498,851

HollyFrontier Corp.	308,129	7,552,242

Marathon Oil Corp.(a)	922,427	3,034,785

Murphy Oil Corp.(a)	358,373	2,196,826

Noble Energy, Inc.(a)	624,404	3,771,400

Parsley Energy, Inc. Class A(a)	122,764	703,438

PBF Energy, Inc. Class A(a)	269,370	1,907,140

Targa Resources Corp.	1,562,305	10,795,528

Total Oil, Gas & Consumable Fuels		66,364,930

Paper & Forest Products – 0.2%

Louisiana-Pacific Corp.(a)	220,792	3,793,207

Personal Products – 0.5%

Coty, Inc. Class A(a)	2,540,208	13,107,473

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2020

Investments	Shares	Value

Professional Services – 0.6%

Exponent, Inc.	18,914	$1,360,106

ManpowerGroup, Inc.(a)	111,701	5,919,036

Robert Half International, Inc.(a)	172,393	6,507,836

Total Professional Services		13,786,978

Real Estate Management & Development – 0.1%

Jones Lang LaSalle, Inc.(a)	7,934	801,175

Kennedy-Wilson Holdings, Inc.	190,521	2,556,792

Total Real Estate Management & Development		3,357,967

Road & Rail – 0.5%

JB Hunt Transport Services, Inc.(a)	76,982	7,100,050

Knight-Swift Transportation Holdings, Inc.(a)	79,103	2,594,578

Landstar System, Inc.(a)	19,531	1,872,242

Total Road & Rail		11,566,870

Semiconductors & Semiconductor Equipment – 1.4%

Brooks Automation, Inc.	16,769	511,454

Cabot Microelectronics Corp.(a)	30,974	3,535,372

Cypress Semiconductor Corp.(a)	564,694	13,168,664

Entegris, Inc.(a)	87,393	3,912,585

MKS Instruments, Inc.(a)	40,288	3,281,458

Monolithic Power Systems, Inc.	27,805	4,656,225

Teradyne, Inc.(a)	91,292	4,945,288

Universal Display Corp.(a)	7,249	955,273

Total Semiconductors & Semiconductor Equipment		34,966,319

Software – 0.4%

Blackbaud, Inc.(a)	23,955	1,330,700

CDK Global, Inc.(a)	62,340	2,047,869

LogMeIn, Inc.(a)	54,441	4,533,847

Pegasystems, Inc.	14,656	1,043,947

Total Software		8,956,363

Specialty Retail – 2.3%

Aaron’s, Inc.	14,957	340,720

Foot Locker, Inc.	304,420	6,712,461

Gap, Inc. (The)	1,524,810	10,734,662

L Brands, Inc.(a)	1,259,485	14,559,647

Penske Automotive Group, Inc.(a)	213,612	5,981,136

Tractor Supply Co.(a)	123,703	10,459,089

Williams-Sonoma, Inc.	176,364	7,498,997

Total Specialty Retail		56,286,712

Technology Hardware, Storage & Peripherals – 1.2%

NetApp, Inc.	486,982	20,302,280

Xerox Holdings Corp.	458,217	8,678,630

Total Technology Hardware, Storage & Peripherals		28,980,910

Textiles, Apparel & Luxury Goods – 0.8%

Carter’s, Inc.(a)	65,228	4,287,437

Columbia Sportswear Co.(a)	57,874	4,037,869

Hanesbrands, Inc.(a)	910,477	7,165,454

PVH Corp.(a)	7,236	272,363

Ralph Lauren Corp.(a)	67,151	4,487,701

Steven Madden Ltd.(a)	37,341	867,431

Total Textiles, Apparel & Luxury Goods		21,118,255

Thrifts & Mortgage Finance – 1.4%

MGIC Investment Corp.(a)	391,180	2,483,993

New York Community Bancorp, Inc.(a)	1,913,095	17,963,962

Radian Group, Inc.	5,998	77,674

TFS Financial Corp.	978,094	14,935,496

Total Thrifts & Mortgage Finance		35,461,125

Trading Companies & Distributors – 0.9%

Air Lease Corp.(a)	108,250	2,396,655

MSC Industrial Direct Co., Inc. Class A	115,854	6,368,494

Watsco, Inc.(a)	81,722	12,914,528

Total Trading Companies & Distributors		21,679,677

Transportation Infrastructure – 0.5%

Macquarie Infrastructure Corp.(a)	521,657	13,171,839

Water Utilities – 0.5%

Essential Utilities, Inc.(a)	335,517	13,655,542
TOTAL COMMON STOCKS (Cost: $3,321,967,549)		2,471,257,736

EXCHANGE-TRADED FUND – 0.4%

United States – 0.4%

WisdomTree U.S. LargeCap Dividend Fund(a)(b)
(Cost: $8,846,583)	107,876	8,731,483

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 8.1%

United States – 8.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $202,305,185)	202,305,185	202,305,185

TOTAL INVESTMENTS IN SECURITIES – 107.9% (Cost: $3,533,119,317)		2,682,294,404

Other Assets less Liabilities – (7.9)%		(197,033,374)

NET ASSETS – 100.0%		$2,485,261,030

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $418,633,447 and the total market value of the collateral held by the Fund was $434,868,584. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $232,563,399.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2020

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree U.S. LargeCap Dividend Fund	$18,835,332	$80,502,514	$91,659,798	$2,761,273	$(1,707,838)	$8,731,483	$419,203

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.7%

United States – 99.7%

Aerospace & Defense – 1.1%

Aerojet Rocketdyne Holdings, Inc.*(a)	24,255	$1,014,587

Axon Enterprise, Inc.*(a)	892	63,127

BWX Technologies, Inc.	25,047	1,220,039

Curtiss-Wright Corp.	13,204	1,220,182

Hexcel Corp.	26,752	994,907

Mercury Systems, Inc.*	5,687	405,710

Moog, Inc. Class A	13,570	685,692

Parsons Corp.*(a)	14,251	455,462

Total Aerospace & Defense		6,059,706

Air Freight & Logistics – 0.2%

XPO Logistics, Inc.*(a)	28,416	1,385,280

Airlines – 1.0%

Alaska Air Group, Inc.	65,636	1,868,657

Allegiant Travel Co.(a)	8,219	672,314

JetBlue Airways Corp.*(a)	191,389	1,712,931

SkyWest, Inc.	33,156	868,356

Spirit Airlines, Inc.*(a)	59,681	769,288

Total Airlines		5,891,546

Auto Components – 2.3%

BorgWarner, Inc.(a)	122,365	2,982,035

Dana, Inc.	181,814	1,419,967

Dorman Products, Inc.*(a)	9,060	500,746

Fox Factory Holding Corp.*(a)	9,278	389,676

Gentex Corp.	96,694	2,142,739

Goodyear Tire & Rubber Co. (The)	169,937	989,033

LCI Industries	9,130	610,158

Lear Corp.(a)	47,312	3,844,100

Visteon Corp.*(a)	6,270	300,835

Total Auto Components		13,179,289

Automobiles – 0.4%

Harley-Davidson, Inc.(a)	76,209	1,442,636

Thor Industries, Inc.	21,009	886,160

Total Automobiles		2,328,796

Banks – 11.9%

Ameris Bancorp	28,976	688,470

Associated Banc-Corp.	94,108	1,203,641

Atlantic Union Bankshares Corp.	37,593	823,287

BancorpSouth Bank	44,302	838,194

Bank of Hawaii Corp.(a)	16,126	890,800

Bank OZK	85,546	1,428,618

BankUnited, Inc.	51,360	960,432

BOK Financial Corp.(a)	37,266	1,586,041

Cathay General Bancorp	46,530	1,067,863

CenterState Bank Corp.	60,974	1,050,582

CIT Group, Inc.	50,351	869,058

Columbia Banking System, Inc.	31,536	845,165

Commerce Bancshares, Inc.(a)	41,013	2,065,005

Community Bank System, Inc.	15,711	923,807

Cullen/Frost Bankers, Inc.(a)	31,298	1,746,115

CVB Financial Corp.	64,912	1,301,486

East West Bancorp, Inc.	88,950	2,289,573

First Citizens BancShares, Inc. Class A	5,387	1,793,171

First Financial Bancorp	53,200	793,212

First Financial Bankshares, Inc.	29,554	793,229

First Hawaiian, Inc.	65,012	1,074,648

First Horizon National Corp.(a)	179,258	1,444,819

First Midwest Bancorp, Inc.	59,997	794,060

FNB Corp.	191,758	1,413,256

Fulton Financial Corp.	83,215	956,140

Glacier Bancorp, Inc.	31,053	1,055,957

Hancock Whitney Corp.	46,046	898,818

Home BancShares, Inc.	97,511	1,169,157

Iberiabank Corp.	33,147	1,198,595

Independent Bank Corp.	13,291	855,542

Independent Bank Group, Inc.	22,271	527,377

International Bancshares Corp.	31,467	845,833

Investors Bancorp, Inc.	101,440	810,506

Old National Bancorp	79,374	1,046,943

PacWest Bancorp	80,449	1,441,646

People’s United Financial, Inc.	195,957	2,165,325

Pinnacle Financial Partners, Inc.	40,366	1,515,340

Prosperity Bancshares, Inc.	30,152	1,454,834

Signature Bank	30,043	2,415,157

Simmons First National Corp. Class A(a)	64,002	1,177,637

South State Corp.(a)	14,937	877,250

Sterling Bancorp	134,606	1,406,633

Synovus Financial Corp.	98,316	1,726,429

TCF Financial Corp.(a)	42,794	969,712

Texas Capital Bancshares, Inc.*	33,162	735,202

UMB Financial Corp.	18,295	848,522

Umpqua Holdings Corp.	131,353	1,431,748

United Bankshares, Inc.(a)	43,295	999,249

United Community Banks, Inc.	38,411	703,305

Valley National Bancorp	164,886	1,205,317

Webster Financial Corp.	48,559	1,112,001

WesBanco, Inc.	29,716	704,269

Western Alliance Bancorp	55,656	1,703,630

Wintrust Financial Corp.	32,593	1,071,006

Zions Bancorp N.A.(a)	104,563	2,798,106

Total Banks		66,511,718

Beverages – 0.3%

Boston Beer Co., Inc. (The) Class A*(a)	2,164	795,400

National Beverage Corp.*(a)	15,753	671,865

Total Beverages		1,467,265

Biotechnology – 0.6%

Arrowhead Pharmaceuticals, Inc.*	6,819	196,182

Emergent BioSolutions, Inc.*	1,472	85,170

Exelixis, Inc.*	162,599	2,799,955

FibroGen, Inc.*(a)	6,029	209,508

Total Biotechnology		3,290,815

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2020

Investments	Shares	Value

Building Products – 1.6%

A.O. Smith Corp.(a)	55,752	$2,107,983

AAON, Inc.(a)	6,684	322,971

Armstrong World Industries, Inc.	15,030	1,193,683

Builders FirstSource, Inc.*	61,467	751,741

JELD-WEN Holding, Inc.*(a)	34,577	336,434

Owens Corning	56,484	2,192,144

Simpson Manufacturing Co., Inc.	9,698	601,082

Trex Co., Inc.*(a)	10,033	804,045

Universal Forest Products, Inc.	23,684	880,808

Total Building Products		9,190,891

Capital Markets – 2.3%

Cohen & Steers, Inc.	10,072	457,772

Eaton Vance Corp.	58,102	1,873,789

Evercore, Inc. Class A	31,495	1,450,660

Federated Hermes, Inc. Class B	48,063	915,600

Interactive Brokers Group, Inc. Class A	21,951	947,625

Legg Mason, Inc.	35,390	1,728,802

LPL Financial Holdings, Inc.	42,368	2,306,090

Morningstar, Inc.	6,812	791,895

Stifel Financial Corp.	46,308	1,911,594

Tradeweb Markets, Inc. Class A	17,017	715,395

Total Capital Markets		13,099,222

Chemicals – 3.2%

Albemarle Corp.(a)	59,456	3,351,535

Ashland Global Holdings, Inc.	12,309	616,312

Balchem Corp.	4,988	492,415

Cabot Corp.	29,668	774,928

Chemours Co. (The)	148,488	1,317,089

H.B. Fuller Co.(a)	14,712	410,906

Huntsman Corp.	114,939	1,658,570

Ingevity Corp.*	14,576	513,075

Innospec, Inc.	7,399	514,156

Mosaic Co. (The)(a)	124,642	1,348,626

NewMarket Corp.	3,374	1,291,803

Olin Corp.	36,729	428,627

PolyOne Corp.	27,696	525,393

Quaker Chemical Corp.	2,703	341,335

Scotts Miracle-Gro Co. (The)	15,862	1,624,269

Sensient Technologies Corp.	13,454	585,384

Valvoline, Inc.	82,589	1,081,090

W.R. Grace & Co.	29,131	1,037,064

Total Chemicals		17,912,577

Commercial Services & Supplies – 1.2%

ABM Industries, Inc.	20,911	509,392

Brady Corp. Class A	14,725	664,539

Brink’s Co. (The)(a)	7,773	404,585

Clean Harbors, Inc.*	6,943	356,454

Herman Miller, Inc.	25,685	570,207

IAA, Inc.*	28,946	867,222

KAR Auction Services, Inc.	65,682	788,184

MSA Safety, Inc.	8,642	874,570

Stericycle, Inc.*(a)	2,751	133,644

Tetra Tech, Inc.	12,304	868,908

UniFirst Corp.(a)	5,434	821,023

Total Commercial Services & Supplies		6,858,728

Communications Equipment – 0.8%

Acacia Communications, Inc.*	2,074	139,331

Ciena Corp.*	45,729	1,820,472

Juniper Networks, Inc.	104,836	2,006,561

Lumentum Holdings, Inc.*(a)	4,767	351,328

Viavi Solutions, Inc.*	25,934	290,720

Total Communications Equipment		4,608,412

Construction & Engineering – 1.3%

AECOM*	67,724	2,021,561

EMCOR Group, Inc.	23,557	1,444,515

MasTec, Inc.*(a)	40,198	1,315,681

Quanta Services, Inc.	62,794	1,992,454

Valmont Industries, Inc.	6,548	693,957

Total Construction & Engineering		7,468,168

Construction Materials – 0.2%

Eagle Materials, Inc.	15,909	929,404

Summit Materials, Inc. Class A*	12,450	186,750

Total Construction Materials		1,116,154

Consumer Finance – 2.6%

Credit Acceptance Corp.*(a)	9,445	2,414,992

FirstCash, Inc.	13,301	954,214

LendingTree, Inc.*(a)	1,360	249,410

Navient Corp.	230,280	1,745,522

OneMain Holdings, Inc.	118,622	2,268,053

Santander Consumer USA Holdings, Inc.	269,571	3,749,733

SLM Corp.(a)	423,850	3,047,481

Total Consumer Finance		14,429,405

Containers & Packaging – 2.0%

AptarGroup, Inc.	16,299	1,622,402

Berry Global Group, Inc.*	63,421	2,137,922

Graphic Packaging Holding Co.	93,903	1,145,617

Greif, Inc. Class A	32,190	1,000,787

Sealed Air Corp.	52,516	1,297,670

Silgan Holdings, Inc.	66,797	1,938,449

Sonoco Products Co.	39,599	1,835,414

Total Containers & Packaging		10,978,261

Distributors – 0.3%

Pool Corp.	8,712	1,714,260

Diversified Consumer Services – 1.3%

frontdoor, Inc.*	21,911	762,065

Graham Holdings Co. Class B	1,405	479,344

Grand Canyon Education, Inc.*	18,719	1,427,979

H&R Block, Inc.	116,256	1,636,884

Service Corp. International	49,533	1,937,236

ServiceMaster Global Holdings, Inc.*	1,761	47,547

Strategic Education, Inc.	3,840	536,678

WW International, Inc.*(a)	23,211	392,498

Total Diversified Consumer Services		7,220,231

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2020

Investments	Shares	Value

Diversified Financial Services – 0.5%

Jefferies Financial Group, Inc.	23,457	$320,657

Voya Financial, Inc.(a)	55,593	2,254,296

Total Diversified Financial Services		2,574,953

Diversified Telecommunication Services – 0.6%

Cogent Communications Holdings, Inc.	2,748	225,254

GCI Liberty, Inc. Class A*	50,683	2,887,410

Total Diversified Telecommunication Services		3,112,664

Electric Utilities – 1.6%

ALLETE, Inc.	12,460	756,073

El Paso Electric Co.	6,982	474,497

Hawaiian Electric Industries, Inc.(a)	26,356	1,134,626

IDACORP, Inc.	11,064	971,308

MGE Energy, Inc.	5,769	377,696

OGE Energy Corp.	62,396	1,917,429

PG&E Corp.*(a)	197,739	1,777,674

PNM Resources, Inc.(a)	14,705	558,790

Portland General Electric Co.	20,183	967,573

Total Electric Utilities		8,935,666

Electrical Equipment – 2.0%

Acuity Brands, Inc.	16,650	1,426,239

EnerSys	17,251	854,270

Generac Holdings, Inc.*(a)	16,943	1,578,579

GrafTech International Ltd.	515,753	4,187,914

Hubbell, Inc.	18,784	2,155,276

Regal Beloit Corp.	19,169	1,206,689

Total Electrical Equipment		11,408,967

Electronic Equipment, Instruments & Components – 4.0%

Anixter International, Inc.*	15,500	1,361,985

Arrow Electronics, Inc.*	62,546	3,244,261

Avnet, Inc.	46,006	1,154,751

Belden, Inc.(a)	20,188	728,383

Cognex Corp.	19,595	827,301

Coherent, Inc.*(a)	3,714	395,207

Dolby Laboratories, Inc. Class A	25,171	1,364,520

FLIR Systems, Inc.	29,694	946,942

II-VI, Inc.*(a)	13,480	384,180

Insight Enterprises, Inc.*(a)	16,681	702,770

IPG Photonics Corp.*(a)	12,074	1,331,521

Itron, Inc.*	5,937	331,463

Jabil, Inc.	71,532	1,758,256

Littelfuse, Inc.	6,262	835,476

National Instruments Corp.	21,154	699,774

Rogers Corp.*(a)	4,878	460,581

SYNNEX Corp.	27,267	1,993,218

Tech Data Corp.*	19,236	2,517,030

Vishay Intertechnology, Inc.	79,128	1,140,234

Total Electronic Equipment, Instruments & Components		22,177,853

Energy Equipment & Services – 0.1%

Helmerich & Payne, Inc.(a)	21,681	339,308

Entertainment – 0.1%

Cinemark Holdings, Inc.(a)	55,068	561,143

World Wrestling Entertainment, Inc. Class A(a)	4,310	146,238

Total Entertainment		707,381

Equity Real Estate Investment Trusts (REITs) – 4.4%

Acadia Realty Trust	9,961	123,417

Agree Realty Corp.	6,509	402,907

American Assets Trust, Inc.	5,633	140,825

American Campus Communities, Inc.	11,914	330,614

American Homes 4 Rent Class A	15,897	368,810

Americold Realty Trust	19,301	657,006

Apartment Investment & Management Co. Class A	60,616	2,130,652

Apple Hospitality REIT, Inc.(a)	106,484	976,458

Brandywine Realty Trust	7,082	74,503

Brixmor Property Group, Inc.	79,007	750,567

Columbia Property Trust, Inc.	6,248	78,100

CoreSite Realty Corp.	4,561	528,620

Corporate Office Properties Trust	17,414	385,372

Cousins Properties, Inc.	9,787	286,466

CubeSmart	34,598	926,880

Douglas Emmett, Inc.	16,761	511,378

EastGroup Properties, Inc.	4,008	418,756

Empire State Realty Trust, Inc. Class A	27,436	245,827

EPR Properties	19,664	476,262

First Industrial Realty Trust, Inc.	29,705	987,097

Healthcare Realty Trust, Inc.	3,920	109,486

Healthcare Trust of America, Inc. Class A	29,775	722,937

Highwoods Properties, Inc.	20,066	710,738

Hudson Pacific Properties, Inc.	10,330	261,969

Lamar Advertising Co. Class A	27,733	1,422,148

Lexington Realty Trust	17,587	174,639

Life Storage, Inc.	9,984	943,987

Macerich Co. (The)(a)	37,726	212,397

National Health Investors, Inc.	13,573	672,135

Outfront Media, Inc.	42,284	569,988

Paramount Group, Inc.	3,107	27,342

Park Hotels & Resorts, Inc.	80,567	637,285

Physicians Realty Trust	16,888	235,419

Piedmont Office Realty Trust, Inc. Class A	15,855	279,999

PotlatchDeltic Corp.	6,372	200,017

PS Business Parks, Inc.	4,116	557,800

QTS Realty Trust, Inc. Class A(a)	271	15,721

Rayonier, Inc.	8,902	209,642

Retail Properties of America, Inc. Class A	28,810	148,948

Rexford Industrial Realty, Inc.	7,731	317,048

RLJ Lodging Trust	46,870	361,836

Ryman Hospitality Properties, Inc.	22,175	794,974

Sabra Health Care REIT, Inc.	40,006	436,866

Service Properties Trust	47,073	254,194

SL Green Realty Corp.	7,574	326,439

Spirit Realty Capital, Inc.	23,659	618,683

STAG Industrial, Inc.	9,356	210,697

Sunstone Hotel Investors, Inc.	44,207	385,043

Terreno Realty Corp.	4,766	246,641

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2020

Investments	Shares	Value

Urban Edge Properties	61,024	$537,621

Washington Real Estate Investment Trust	1,266	30,219

Weingarten Realty Investors	54,979	793,347

Xenia Hotels & Resorts, Inc.	43,524	448,297

Total Equity Real Estate Investment Trusts (REITs)		24,675,019

Food & Staples Retailing – 0.9%

BJ’s Wholesale Club Holdings, Inc.*(a)	67,489	1,718,945

Casey’s General Stores, Inc.	9,299	1,232,025

Grocery Outlet Holding Corp.*(a)	4,030	138,390

Performance Food Group Co.*	27,314	675,202

PriceSmart, Inc.	7,427	390,289

Sprouts Farmers Market, Inc.*	49,751	924,871

Total Food & Staples Retailing		5,079,722

Food Products – 1.8%

Darling Ingredients, Inc.*	29,383	563,272

Flowers Foods, Inc.	62,689	1,286,378

Hain Celestial Group, Inc. (The)*	18,043	468,577

Ingredion, Inc.	33,504	2,529,552

J&J Snack Foods Corp.	2,980	360,580

Lancaster Colony Corp.	5,948	860,319

Pilgrim’s Pride Corp.*(a)	81,873	1,483,539

Post Holdings, Inc.*(a)	18,304	1,518,683

Sanderson Farms, Inc.(a)	1,522	187,693

Simply Good Foods Co. (The)*	11,202	215,750

TreeHouse Foods, Inc.*	9,785	432,008

Total Food Products		9,906,351

Gas Utilities – 1.0%

National Fuel Gas Co.	43,157	1,609,324

New Jersey Resources Corp.(a)	18,308	621,923

ONE Gas, Inc.	12,922	1,080,538

South Jersey Industries, Inc.(a)	18,433	460,825

Southwest Gas Holdings, Inc.	17,963	1,249,506

Spire, Inc.(a)	11,145	830,080

Total Gas Utilities		5,852,196

Health Care Equipment & Supplies – 1.5%

Cantel Medical Corp.(a)	7,048	253,023

CONMED Corp.	2,078	119,007

Globus Medical, Inc. Class A*	17,122	728,199

Haemonetics Corp.*	6,889	686,558

Hill-Rom Holdings, Inc.	14,091	1,417,554

ICU Medical, Inc.*	5,274	1,064,135

Integer Holdings Corp.*	9,542	599,810

Integra LifeSciences Holdings Corp.*(a)	13,631	608,897

Masimo Corp.*	7,389	1,308,740

Neogen Corp.*	5,706	382,245

NuVasive, Inc.*	5,277	267,333

Penumbra, Inc.*(a)	1,424	229,734

Quidel Corp.*	5,908	577,861

Total Health Care Equipment & Supplies		8,243,096

Health Care Providers & Services – 2.8%

Acadia Healthcare Co., Inc.*(a)	34,712	636,965

Amedisys, Inc.*	4,984	914,763

AMN Healthcare Services, Inc.*	14,784	854,663

Chemed Corp.	3,075	1,332,090

Encompass Health Corp.	39,699	2,541,927

Ensign Group, Inc. (The)	15,852	596,194

HealthEquity, Inc.*(a)	8,492	429,610

LHC Group, Inc.*(a)	5,277	739,836

Molina Healthcare, Inc.*(a)	40,878	5,711,066

Premier, Inc. Class A*(a)	32,435	1,061,273

Select Medical Holdings Corp.*	46,531	697,965

Tenet Healthcare Corp.*(a)	28,338	408,067

Total Health Care Providers & Services		15,924,419

Health Care Technology – 0.1%

HMS Holdings Corp.*	16,406	414,580

Omnicell, Inc.*	4,752	311,636

Total Health Care Technology		726,216

Hotels, Restaurants & Leisure – 2.5%

Boyd Gaming Corp.	36,666	528,724

Choice Hotels International, Inc.	14,518	889,227

Churchill Downs, Inc.	7,116	732,592

Cracker Barrel Old Country Store, Inc.	9,205	766,040

Dunkin’ Brands Group, Inc.	21,438	1,138,358

Eldorado Resorts, Inc.*(a)	11,673	168,091

Hilton Grand Vacations, Inc.*	51,857	817,785

Hyatt Hotels Corp. Class A(a)	59,747	2,861,881

Marriott Vacations Worldwide Corp.	22,178	1,232,653

Penn National Gaming, Inc.*(a)	35,130	444,395

Planet Fitness, Inc. Class A*	11,173	544,125

SeaWorld Entertainment, Inc.*(a)	25,102	276,624

Six Flags Entertainment Corp.	38,753	485,963

Texas Roadhouse, Inc.	17,877	738,320

Wendy’s Co. (The)	38,093	566,824

Wingstop, Inc.	1,522	121,303

Wyndham Destinations, Inc.	51,401	1,115,402

Wyndham Hotels & Resorts, Inc.	15,570	490,611

Total Hotels, Restaurants & Leisure		13,918,918

Household Durables – 1.6%

KB Home(a)	53,671	971,445

Leggett & Platt, Inc.	41,674	1,111,863

MDC Holdings, Inc.	36,269	841,441

Meritage Homes Corp.*	23,482	857,328

Newell Brands, Inc.	31,672	420,604

Taylor Morrison Home Corp. Class A*	83,985	923,835

Tempur Sealy International, Inc.*	18,813	822,316

Toll Brothers, Inc.	107,804	2,075,227

TopBuild Corp.*	11,658	835,179

Total Household Durables		8,859,238

Household Products – 0.2%

Energizer Holdings, Inc.	20,903	632,316

Spectrum Brands Holdings, Inc.	8,618	313,436

WD-40 Co.	2,100	421,785

Total Household Products		1,367,537

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2020

Investments	Shares	Value

Independent Power & Renewable Electricity Producers – 0.1%

Ormat Technologies, Inc.	8,828	$597,302

Insurance – 5.1%

American Equity Investment Life Holding Co.	18,067	339,660

American National Insurance Co.	13,584	1,119,050

Assurant, Inc.	13,523	1,407,609

Brighthouse Financial, Inc.*	257,790	6,230,784

Erie Indemnity Co. Class A	12,085	1,791,480

First American Financial Corp.	63,499	2,692,993

Hanover Insurance Group, Inc. (The)	13,169	1,192,848

Kemper Corp.	31,151	2,316,700

Mercury General Corp.	29,994	1,221,356

National General Holdings Corp.	83,600	1,383,580

Old Republic International Corp.	128,465	1,959,091

Primerica, Inc.	16,740	1,481,155

RLI Corp.	9,508	836,039

Selective Insurance Group, Inc.	22,329	1,109,751

Unum Group	224,131	3,364,206

Total Insurance		28,446,302

Interactive Media & Services – 0.7%

Cargurus, Inc.*(a)	7,252	137,353

Match Group, Inc.*(a)	48,960	3,233,318

TripAdvisor, Inc.(a)	28,022	487,302

Yelp, Inc.*(a)	8,553	154,211

Total Interactive Media & Services		4,012,184

Internet & Direct Marketing Retail – 0.1%

Etsy, Inc.*(a)	9,057	348,151

GrubHub, Inc.*(a)	205	8,350

Total Internet & Direct Marketing Retail		356,501

IT Services – 1.6%

Alliance Data Systems Corp.	31,695	1,066,537

CACI International, Inc. Class A*(a)	8,170	1,725,096

Euronet Worldwide, Inc.*	13,909	1,192,279

ExlService Holdings, Inc.*	4,952	257,653

KBR, Inc.	37,759	780,856

MAXIMUS, Inc.	21,406	1,245,829

Perspecta, Inc.	43,401	791,634

Sabre Corp.	63,874	378,773

Science Applications International Corp.	19,237	1,435,657

Total IT Services		8,874,314

Leisure Products – 0.5%

Brunswick Corp.	39,389	1,393,189

Polaris, Inc.	21,791	1,049,237

YETI Holdings, Inc.*(a)	11,905	232,385

Total Leisure Products		2,674,811

Life Sciences Tools & Services – 1.0%

Bio-Techne Corp.	3,355	636,175

Bruker Corp.	27,917	1,001,104

Charles River Laboratories International, Inc.*	10,702	1,350,699

Medpace Holdings, Inc.*(a)	7,798	572,217

NeoGenomics, Inc.*	1,097	30,288

PRA Health Sciences, Inc.*	15,417	1,280,228

Repligen Corp.*	1,737	167,690

Syneos Health, Inc.*	16,334	643,886

Total Life Sciences Tools & Services		5,682,287

Machinery – 5.7%

AGCO Corp.	34,125	1,612,406

Albany International Corp. Class A	9,927	469,845

Allison Transmission Holdings, Inc.	76,230	2,485,860

Barnes Group, Inc.	17,954	751,016

Colfax Corp.*(a)	19,592	387,922

Crane Co.	26,933	1,324,565

Donaldson Co., Inc.	32,767	1,265,789

ESCO Technologies, Inc.	6,820	517,706

Flowserve Corp.	33,827	808,127

Franklin Electric Co., Inc.	11,953	563,345

Graco, Inc.	42,237	2,058,209

Hillenbrand, Inc.	27,940	533,933

Ingersoll Rand, Inc.*	49,328	1,223,334

ITT, Inc.	28,829	1,307,683

John Bean Technologies Corp.(a)	8,957	665,236

Kennametal, Inc.	34,916	650,136

Lincoln Electric Holdings, Inc.	19,879	1,371,651

Middleby Corp. (The)*(a)	19,605	1,115,132

Navistar International Corp.*	117,048	1,930,122

Oshkosh Corp.	42,373	2,725,855

Proto Labs, Inc.*(a)	4,404	335,277

RBC Bearings, Inc.*	4,766	537,557

Rexnord Corp.	35,637	807,891

Timken Co. (The)	40,550	1,311,387

Toro Co. (The)	19,831	1,290,800

Trinity Industries, Inc.	12,597	202,434

WABCO Holdings, Inc.*	15,203	2,053,165

Watts Water Technologies, Inc. Class A	8,725	738,571

Welbilt, Inc.*(a)	32,365	166,033

Woodward, Inc.(a)	16,017	952,051

Total Machinery		32,163,038

Marine – 0.1%

Kirby Corp.*(a)	14,397	625,838

Media – 1.7%

Interpublic Group of Cos., Inc. (The)	196,659	3,183,909

John Wiley & Sons, Inc. Class A	21,214	795,313

New York Times Co. (The) Class A	25,473	782,276

News Corp. Class A(a)	144,922	1,300,675

Nexstar Media Group, Inc. Class A(a)	13,930	804,179

Sinclair Broadcast Group, Inc. Class A(a)	56,340	905,947

TEGNA, Inc.(a)	141,662	1,538,449

Total Media		9,310,748

Metals & Mining – 1.7%

Alcoa Corp.*	74,067	456,253

Allegheny Technologies, Inc.*(a)	66,385	564,272

Carpenter Technology Corp.	21,622	421,629

Commercial Metals Co.	65,447	1,033,408

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2020

Investments	Shares	Value

Reliance Steel & Aluminum Co.	32,206	$2,820,924

Royal Gold, Inc.	7,775	681,945

Steel Dynamics, Inc.	152,666	3,441,092

Total Metals & Mining		9,419,523

Multi-Utilities – 0.7%

Avista Corp.	15,139	643,256

Black Hills Corp.	16,778	1,074,296

MDU Resources Group, Inc.	69,230	1,488,445

NorthWestern Corp.	15,417	922,399

Total Multi-Utilities		4,128,396

Multiline Retail – 0.9%

Kohl’s Corp.(a)	115,730	1,688,501

Macy’s, Inc.(a)	348,648	1,711,862

Nordstrom, Inc.	80,079	1,228,412

Ollie’s Bargain Outlet Holdings, Inc.*(a)	12,592	583,513

Total Multiline Retail		5,212,288

Oil, Gas & Consumable Fuels – 3.0%

Apache Corp.	88,618	370,423

Cabot Oil & Gas Corp.	293,954	5,053,069

Cimarex Energy Co.	76,136	1,281,369

CVR Energy, Inc.	72,183	1,193,185

Delek U.S. Holdings, Inc.(a)	73,724	1,161,890

Devon Energy Corp.	252,187	1,742,612

Equitrans Midstream Corp.(a)	10,747	54,057

HollyFrontier Corp.	127,709	3,130,148

Kosmos Energy Ltd.	84,632	75,796

Murphy Oil Corp.(a)	71,427	437,847

Parsley Energy, Inc. Class A	85,346	489,033

World Fuel Services Corp.	36,671	923,376

WPX Energy, Inc.*(a)	285,591	871,053

Total Oil, Gas & Consumable Fuels		16,783,858

Paper & Forest Products – 0.1%

Louisiana-Pacific Corp.	17,182	295,187

Pharmaceuticals – 0.2%

Catalent, Inc.*	21,305	1,106,795

Professional Services – 1.4%

ASGN, Inc.*	17,429	615,592

CoreLogic, Inc.	13,943	425,819

Exponent, Inc.	7,388	531,271

FTI Consulting, Inc.*(a)	12,862	1,540,482

Insperity, Inc.	12,089	450,920

ManpowerGroup, Inc.	33,616	1,781,312

Robert Half International, Inc.	48,403	1,827,213

TriNet Group, Inc.*	25,557	962,477

Total Professional Services		8,135,086

Real Estate Management & Development – 0.4%

Howard Hughes Corp. (The)*(a)	3,020	152,570

Jones Lang LaSalle, Inc.(a)	19,657	1,984,964

Kennedy-Wilson Holdings, Inc.	21,033	282,263

Total Real Estate Management & Development		2,419,797

Road & Rail – 1.4%

AMERCO(a)	6,544	1,901,359

Knight-Swift Transportation Holdings, Inc.(a)	66,631	2,185,497

Landstar System, Inc.(a)	14,449	1,385,081

Ryder System, Inc.	24,224	640,482

Saia, Inc.*(a)	8,514	626,120

Werner Enterprises, Inc.	30,245	1,096,684

Total Road & Rail		7,835,223

Semiconductors & Semiconductor Equipment – 1.2%

Advanced Energy Industries, Inc.*	4,465	216,508

Amkor Technology, Inc.*	44,125	343,734

Cabot Microelectronics Corp.	5,279	602,545

Cirrus Logic, Inc.*	10,331	678,024

Diodes, Inc.*	17,710	719,646

Enphase Energy, Inc.*(a)	12,284	396,650

Entegris, Inc.	21,086	944,020

Lattice Semiconductor Corp.*	11,155	198,782

MKS Instruments, Inc.	12,887	1,049,646

Monolithic Power Systems, Inc.	4,377	732,972

Power Integrations, Inc.	2,920	257,924

Semtech Corp.*	6,465	242,437

Silicon Laboratories, Inc.*	1,632	139,389

Total Semiconductors & Semiconductor Equipment		6,522,277

Software – 1.2%

ACI Worldwide, Inc.*	13,270	320,470

Alteryx, Inc. Class A*(a)	1,475	140,376

Aspen Technology, Inc.*	14,143	1,344,575

Blackbaud, Inc.	1,898	105,434

CDK Global, Inc.	38,192	1,254,607

CommVault Systems, Inc.*	2,582	104,519

j2 Global, Inc.(a)	10,872	813,769

LogMeIn, Inc.	1,832	152,569

Manhattan Associates, Inc.*	8,235	410,268

Nuance Communications, Inc.*	40,794	684,523

Paylocity Holding Corp.*	3,391	299,493

Qualys, Inc.*(a)	5,045	438,865

RealPage, Inc.*(a)	6,735	356,484

Teradata Corp.*	6,197	126,977

Verint Systems, Inc.*	7,847	337,421

Zoom Video Communications, Inc. Class A*	853	124,640

Total Software		7,014,990

Specialty Retail – 3.4%

Aaron’s, Inc.	25,407	578,771

American Eagle Outfitters, Inc.	115,841	920,936

AutoNation, Inc.*	47,447	1,331,363

Dick’s Sporting Goods, Inc.	40,666	864,559

Five Below, Inc.*(a)	7,972	561,069

Floor & Decor Holdings, Inc. Class A*(a)	17,875	573,609

Foot Locker, Inc.	92,111	2,031,048

Gap, Inc. (The)	383,238	2,697,996

L Brands, Inc.(a)	264,478	3,057,366

Lithia Motors, Inc. Class A(a)	10,623	868,855

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (concluded)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2020

Investments	Shares	Value

Monro, Inc.	6,276	$274,952

Murphy USA, Inc.*(a)	11,232	947,532

National Vision Holdings, Inc.*	5,008	97,255

Penske Automotive Group, Inc.	55,613	1,557,164

RH*	5,466	549,169

Urban Outfitters, Inc.*(a)	63,206	900,053

Williams-Sonoma, Inc.	33,549	1,426,503

Total Specialty Retail		19,238,200

Technology Hardware, Storage & Peripherals – 0.7%

NCR Corp.*(a)	27,904	493,901

Xerox Holdings Corp.	168,437	3,190,197

Total Technology Hardware, Storage & Peripherals		3,684,098

Textiles, Apparel & Luxury Goods – 2.8%

Carter’s, Inc.	19,022	1,250,316

Columbia Sportswear Co.(a)	24,490	1,708,667

Deckers Outdoor Corp.*	11,785	1,579,190

Hanesbrands, Inc.(a)	317,185	2,496,246

PVH Corp.	32,632	1,228,269

Ralph Lauren Corp.(a)	33,422	2,233,592

Skechers U.S.A., Inc. Class A*	55,242	1,311,445

Steven Madden Ltd.	22,327	518,656

Tapestry, Inc.	158,928	2,058,118

Under Armour, Inc. Class A*(a)	48,791	449,365

Wolverine World Wide, Inc.	41,628	632,746

Total Textiles, Apparel & Luxury Goods		15,466,610

Thrifts & Mortgage Finance – 1.6%

MGIC Investment Corp.	285,396	1,812,265

New York Community Bancorp, Inc.(a)	194,780	1,828,984

NMI Holdings, Inc. Class A*	31,399	364,542

PennyMac Financial Services, Inc.	56,464	1,248,419

Radian Group, Inc.	164,777	2,133,862

TFS Financial Corp.	24,681	376,879

Washington Federal, Inc.	37,672	977,965

WSFS Financial Corp.	17,864	445,171

Total Thrifts & Mortgage Finance		9,188,087

Trading Companies & Distributors – 1.7%

Air Lease Corp.(a)	78,604	1,740,292

Applied Industrial Technologies, Inc.	16,248	742,859

GATX Corp.(a)	11,832	740,210

HD Supply Holdings, Inc.*	76,684	2,180,126

MSC Industrial Direct Co., Inc. Class A	26,012	1,429,880

SiteOne Landscape Supply, Inc.*(a)	6,923	509,671

Univar Solutions, Inc.*(a)	60,230	645,666

Watsco, Inc.(a)	8,977	1,418,635

Total Trading Companies & Distributors		9,407,339

Transportation Infrastructure – 0.1%

Macquarie Infrastructure Corp.	11,305	285,451

Water Utilities – 0.2%

American States Water Co.	6,173	504,581

California Water Service Group	8,465	425,959

Total Water Utilities		930,540

Wireless Telecommunication Services – 0.1%

Telephone & Data Systems, Inc.	31,393	526,147
TOTAL COMMON STOCKS (Cost: $792,337,970)		558,863,445

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree U.S. MidCap Dividend Fund(b) (Cost: $1,110,594)	33,998	821,392

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 8.7%

United States – 8.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $48,722,575)	48,722,575	48,722,575

TOTAL INVESTMENTS IN SECURITIES – 108.5% (Cost: $842,171,139)		608,407,412

Other Assets less Liabilities – (8.5)%		(47,798,688)

NET ASSETS – 100.0%		$560,608,724

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $92,522,264 and the total market value of the collateral held by the Fund was $97,113,961. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $48,391,386.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree U.S. MidCap Dividend Fund	$3,984,501	$9,142,216	$11,482,942	$(349,239)	$(473,144)	$821,392	$114,115

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 1.7%

Arconic, Inc.	25,876	$415,568

L3Harris Technologies, Inc.	3,582	645,190

Lockheed Martin Corp.	2,240	759,248

Raytheon Co.	4,118	540,076

Total Aerospace & Defense		2,360,082

Banks – 0.7%

First Citizens BancShares, Inc. Class A	2,824	940,025

Beverages – 0.4%

Coca-Cola Co. (The)	11,985	530,336

Biotechnology – 3.6%

AbbVie, Inc.	5,968	454,702

Alexion Pharmaceuticals, Inc.*	4,516	405,492

Amgen, Inc.	3,243	657,453

Biogen, Inc.*	1,238	391,678

Exelixis, Inc.*	19,249	331,468

Gilead Sciences, Inc.	8,715	651,533

Incyte Corp.*	5,920	433,522

Neurocrine Biosciences, Inc.*	3,997	345,940

Regeneron Pharmaceuticals, Inc.*	974	475,595

United Therapeutics Corp.*	4,316	409,265

Vertex Pharmaceuticals, Inc.*	2,132	507,309

Total Biotechnology		5,063,957

Building Products – 0.8%

Armstrong World Industries, Inc.	7,394	587,231

Masco Corp.	13,968	482,874

Total Building Products		1,070,105

Capital Markets – 1.4%

CBOE Global Markets, Inc.	10,616	947,478

Nasdaq, Inc.	10,741	1,019,858

Total Capital Markets		1,967,336

Chemicals – 0.8%

NewMarket Corp.	1,738	665,428

Scotts Miracle-Gro Co. (The)	4,016	411,238

Total Chemicals		1,076,666

Commercial Services & Supplies – 2.0%

Cintas Corp.	2,604	451,065

Copart, Inc.*	8,212	562,686

MSA Safety, Inc.	5,456	552,147

Republic Services, Inc.	8,611	646,342

Waste Management, Inc.	6,945	642,829
Total Commercial Services & Supplies		2,855,069

Communications Equipment – 1.3%

Ciena Corp.*	17,148	682,662

Motorola Solutions, Inc.	8,933	1,187,374

Total Communications Equipment		1,870,036

Construction & Engineering – 0.4%

Quanta Services, Inc.	17,575	557,655

Consumer Finance – 1.2%

OneMain Holdings, Inc.	21,277	406,816

Santander Consumer USA Holdings, Inc.	43,889	610,496

Synchrony Financial	39,312	632,530

Total Consumer Finance		1,649,842

Containers & Packaging – 1.1%

AptarGroup, Inc.	6,771	673,985

Ball Corp.	7,209	466,134

Crown Holdings, Inc.*	7,653	444,180

Total Containers & Packaging		1,584,299

Distributors – 0.6%

Pool Corp.	4,316	849,259

Diversified Consumer Services – 1.1%

H&R Block, Inc.	47,622	670,518

Service Corp. International	21,652	846,810

Total Diversified Consumer Services		1,517,328

Diversified Telecommunication Services – 3.4%

AT&T, Inc.	42,641	1,242,985

CenturyLink, Inc.	66,590	629,942

GCI Liberty, Inc. Class A*	22,490	1,281,255

Verizon Communications, Inc.	30,008	1,612,330

Total Diversified Telecommunication Services		4,766,512

Electric Utilities – 1.6%

Entergy Corp.	4,948	464,964

Evergy, Inc.	8,726	480,366

NRG Energy, Inc.	14,925	406,856

Pinnacle West Capital Corp.	5,950	450,950

Portland General Electric Co.	10,122	485,249

Total Electric Utilities		2,288,385

Electrical Equipment – 0.7%

Generac Holdings, Inc.*	4,273	398,115

Hubbell, Inc.	5,282	606,057

Total Electrical Equipment		1,004,172

Electronic Equipment, Instruments & Components – 0.4%

SYNNEX Corp.	7,518	549,566

Entertainment – 2.1%

Electronic Arts, Inc.*	10,446	1,046,376

Take-Two Interactive Software, Inc.*	7,681	911,043

Zynga, Inc. Class A*	147,207	1,008,368

Total Entertainment		2,965,787

Equity Real Estate Investment Trusts (REITs) – 2.4%

EPR Properties	10,864	263,126

Federal Realty Investment Trust	4,878	363,948

Kimco Realty Corp.	31,651	306,065

Life Storage, Inc.	4,795	453,367

National Retail Properties, Inc.	10,769	346,654

Regency Centers Corp.	9,617	369,581

Sun Communities, Inc.	3,330	415,751

VICI Properties, Inc.	27,144	451,676

Vornado Realty Trust	11,183	404,937

Total Equity Real Estate Investment Trusts (REITs)		3,375,105

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2020

Investments	Shares	Value

Food & Staples Retailing – 1.5%

Casey’s General Stores, Inc.	2,840	$376,272

Kroger Co. (The)	12,662	381,379

Sysco Corp.	9,646	440,147

U.S. Foods Holding Corp.*	18,215	322,588

Walmart, Inc.	5,389	612,298

Total Food & Staples Retailing		2,132,684

Food Products – 3.1%

Campbell Soup Co.	11,365	524,609

Darling Ingredients, Inc.*	18,136	347,667

Flowers Foods, Inc.	28,990	594,875

General Mills, Inc.	11,078	584,586

Hershey Co. (The)	3,960	524,700

J.M. Smucker Co. (The)	5,323	590,853

Lamb Weston Holdings, Inc.	6,660	380,286

Mondelez International, Inc. Class A	11,366	569,209

Pilgrim’s Pride Corp.*	16,802	304,452

Total Food Products		4,421,237

Health Care Equipment & Supplies – 2.6%

ABIOMED, Inc.*	1,779	258,240

Baxter International, Inc.	8,050	653,579

Cooper Cos., Inc. (The)	2,240	617,501

Dentsply Sirona, Inc.	11,407	442,934

Haemonetics Corp.*	4,156	414,187

Hologic, Inc.*	16,625	583,537

West Pharmaceutical Services, Inc.	4,395	669,139

Total Health Care Equipment & Supplies		3,639,117

Health Care Providers & Services – 4.2%

Amedisys, Inc.*	2,461	451,692

Anthem, Inc.	1,658	376,432

Chemed Corp.	1,797	778,461

Cigna Corp.	2,206	390,859

DaVita, Inc.*	6,455	490,967

Henry Schein, Inc.*	12,058	609,170

Humana, Inc.	1,412	443,396

Laboratory Corp. of America Holdings*	3,977	502,653

Molina Healthcare, Inc.*	2,716	379,452

Quest Diagnostics, Inc.	6,806	546,522

UnitedHealth Group, Inc.	1,802	449,383

Universal Health Services, Inc. Class B	5,134	508,677

Total Health Care Providers & Services		5,927,664

Health Care Technology – 0.4%

Cerner Corp.	9,461	595,948

Hotels, Restaurants & Leisure – 1.3%

McDonald’s Corp.	5,932	980,856

Yum! Brands, Inc.	12,703	870,537

Total Hotels, Restaurants & Leisure		1,851,393

Household Durables – 1.7%

D.R. Horton, Inc.	19,152	651,168

Lennar Corp. Class A	16,197	618,725

NVR, Inc.*	222	570,343

PulteGroup, Inc.	24,475	546,282

Total Household Durables		2,386,518

Household Products – 1.6%

Clorox Co. (The)	3,437	595,460

Colgate-Palmolive Co.	8,586	569,767

Kimberly-Clark Corp.	4,266	545,494

Procter & Gamble Co. (The)	5,388	592,680

Total Household Products		2,303,401

Independent Power & Renewable Electricity Producers – 0.3%

Vistra Energy Corp.	22,715	362,531

Industrial Conglomerates – 0.4%

Carlisle Cos., Inc.	4,495	563,134

Insurance – 7.1%

Alleghany Corp.	1,821	1,005,829

Allstate Corp. (The)	13,386	1,227,898

American Financial Group, Inc.	14,405	1,009,502

Brown & Brown, Inc.	27,612	1,000,107

Fidelity National Financial, Inc.	33,944	844,527

First American Financial Corp.	21,938	930,390

Hartford Financial Services Group, Inc. (The)	28,557	1,006,349

Markel Corp.*	1,164	1,080,064

Progressive Corp. (The)	13,299	981,998

Travelers Cos., Inc. (The)	10,122	1,005,621

Total Insurance		10,092,285

Internet & Direct Marketing Retail – 0.7%

eBay, Inc.	21,073	633,455

Expedia Group, Inc.	5,779	325,184

Total Internet & Direct Marketing Retail		958,639

IT Services – 12.8%

Akamai Technologies, Inc.*	16,143	1,476,923

Black Knight, Inc.*	24,546	1,425,141

Booz Allen Hamilton Holding Corp.	21,728	1,491,410

CACI International, Inc. Class A*	6,194	1,307,863

Cognizant Technology Solutions Corp. Class A	22,389	1,040,417

EPAM Systems, Inc.*	4,701	872,788

Euronet Worldwide, Inc.*	12,111	1,038,155

FleetCor Technologies, Inc.*	5,086	948,742

Gartner, Inc.*	8,825	878,705

GoDaddy, Inc. Class A*	14,879	849,740

Jack Henry & Associates, Inc.	9,870	1,532,219

Leidos Holdings, Inc.	13,537	1,240,666

Perspecta, Inc.	40,018	729,928

Square, Inc. Class A*	11,184	585,818

Visa, Inc. Class A	8,655	1,394,493

Western Union Co. (The)	70,229	1,273,252

Total IT Services		18,086,260

Life Sciences Tools & Services – 1.1%

Bio-Rad Laboratories, Inc. Class A*	1,148	402,443

Charles River Laboratories International, Inc.*	3,428	432,648

Syneos Health, Inc.*	5,271	207,783

Waters Corp.*	2,928	533,042

Total Life Sciences Tools & Services		1,575,916

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2020

Investments	Shares	Value

Machinery – 1.1%

Allison Transmission Holdings, Inc.	15,332	$499,976

Cummins, Inc.	4,525	612,323

Oshkosh Corp.	7,036	452,626

Total Machinery		1,564,925

Media – 5.7%

Cable One, Inc.	946	1,555,233

Charter Communications, Inc. Class A*	3,501	1,527,521

Discovery, Inc. Class A*(a)	36,681	713,079

Interpublic Group of Cos., Inc. (The)	67,503	1,092,874

New York Times Co. (The) Class A	25,750	790,783

Omnicom Group, Inc.	22,968	1,260,943

Sirius XM Holdings, Inc.(a)	222,264	1,097,984

Total Media		8,038,417

Metals & Mining – 0.7%

Newmont Corp.	11,974	542,183

Reliance Steel & Aluminum Co.	5,338	467,555

Total Metals & Mining		1,009,738

Multi-Utilities – 1.4%

CMS Energy Corp.	8,232	483,630

MDU Resources Group, Inc.	20,298	436,407

NiSource, Inc.	21,091	526,642

Public Service Enterprise Group, Inc.	10,815	485,702

Total Multi-Utilities		1,932,381

Multiline Retail – 0.4%

Target Corp.	5,769	536,344

Oil, Gas & Consumable Fuels – 3.8%

Cabot Oil & Gas Corp.	87,705	1,507,649

ConocoPhillips	45,281	1,394,655

Continental Resources, Inc.(a)	149,852	1,144,869

HollyFrontier Corp.	56,861	1,393,663

Total Oil, Gas & Consumable Fuels		5,440,836

Pharmaceuticals – 2.9%

Bristol-Myers Squibb Co.	10,617	591,792

Eli Lilly & Co.	5,111	708,998

Johnson & Johnson	5,840	765,799

Merck & Co., Inc.	10,186	783,711

Pfizer, Inc.	21,293	695,003

Zoetis, Inc.	5,268	619,991

Total Pharmaceuticals		4,165,294

Professional Services – 0.7%

CoStar Group, Inc.*	700	411,047

FTI Consulting, Inc.*	4,759	569,985

Total Professional Services		981,032

Real Estate Management & Development – 0.3%

CBRE Group, Inc. Class A*	9,471	357,151

Road & Rail – 0.4%

Landstar System, Inc.	6,043	579,282

Semiconductors & Semiconductor Equipment – 2.0%

Enphase Energy, Inc.*	14,347	463,265

Intel Corp.	20,105	1,088,082

Qorvo, Inc.*	8,632	695,998

QUALCOMM, Inc.	9,595	649,102

Total Semiconductors & Semiconductor Equipment		2,896,447

Software – 8.8%

Adobe, Inc.*	3,977	1,265,640

Citrix Systems, Inc.	15,125	2,140,944

Fair Isaac Corp.*	2,977	915,993

Fortinet, Inc.*	10,008	1,012,509

j2 Global, Inc.	16,702	1,250,145

Microsoft Corp.	9,155	1,443,835

NortonLifeLock, Inc.	59,751	1,117,941

Nuance Communications, Inc.*	57,247	960,605

Oracle Corp.	32,781	1,584,306

RealPage, Inc.*	15,188	803,901

Total Software		12,495,819

Specialty Retail – 2.6%

AutoZone, Inc.*	864	730,944

Best Buy Co., Inc.	9,115	519,555

O’Reilly Automotive, Inc.*	2,464	741,787

Tractor Supply Co.	10,372	876,953

Ulta Beauty, Inc.*	1,913	336,114

Williams-Sonoma, Inc.	10,457	444,632

Total Specialty Retail		3,649,985

Technology Hardware, Storage & Peripherals – 0.5%

Xerox Holdings Corp.	36,273	687,011

Textiles, Apparel & Luxury Goods – 0.6%

Deckers Outdoor Corp.*	3,657	490,038

Hanesbrands, Inc.(a)	54,014	425,090

Total Textiles, Apparel & Luxury Goods		915,128

Thrifts & Mortgage Finance – 0.5%

MGIC Investment Corp.	107,259	681,095

Tobacco – 0.3%

Altria Group, Inc.	11,893	459,902

Trading Companies & Distributors – 0.6%

HD Supply Holdings, Inc.*	20,186	573,888

SiteOne Landscape Supply, Inc.*	4,109	302,505

Total Trading Companies & Distributors		876,393
TOTAL COMMON STOCKS (Cost: $163,136,094)		141,005,429

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%

United States – 1.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(b)
(Cost: $2,475,192)	2,475,192	2,475,192

TOTAL INVESTMENTS IN SECURITIES – 101.5% (Cost: $165,611,286)		143,480,621

Other Assets less Liabilities – (1.5)%		(2,173,007)

NET ASSETS – 100.0%		$141,307,614

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (concluded)

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2020

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,849,016 and the total market value of the collateral held by the Fund was $2,988,051. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $512,859.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree U.S. Quality Dividend Growth Fund^	$—	$1,763,363	$1,772,011	$8,648	$—	$—	$3,290

^	As of March 31, 2020, the Fund did not hold a position in this affiliate.

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.7%

United States – 99.7%

Aerospace & Defense – 3.1%

BWX Technologies, Inc.	22,153	$1,079,073

Curtiss-Wright Corp.	5,869	542,354

General Dynamics Corp.	117,373	15,529,622

HEICO Corp.	3,329	248,377

HEICO Corp. Class A	4,187	267,549

Hexcel Corp.	15,460	574,957

Huntington Ingalls Industries, Inc.	13,136	2,393,511

L3Harris Technologies, Inc.	58,974	10,622,397

Northrop Grumman Corp.	46,001	13,917,603

Raytheon Co.	86,752	11,377,525

Spirit AeroSystems Holdings, Inc. Class A	6,540	156,502

Textron, Inc.	10,193	271,847

United Technologies Corp.	302,744	28,557,841

Total Aerospace & Defense		85,539,158

Air Freight & Logistics – 2.0%

C.H. Robinson Worldwide, Inc.	64,389	4,262,552

Expeditors International of Washington, Inc.	43,822	2,923,804

FedEx Corp.	73,143	8,869,320

United Parcel Service, Inc. Class B	403,938	37,735,888

Total Air Freight & Logistics		53,791,564

Airlines – 0.2%

Southwest Airlines Co.	129,593	4,614,807

Auto Components – 0.1%

Gentex Corp.	85,746	1,900,131

Goodyear Tire & Rubber Co. (The)	143,696	836,311

Total Auto Components		2,736,442

Automobiles – 0.9%

General Motors Co.	1,084,490	22,535,702

Harley-Davidson, Inc.(a)	100,151	1,895,859

Thor Industries, Inc.	24,712	1,042,352

Total Automobiles		25,473,913

Banks – 0.2%

Bank OZK	65,622	1,095,887

East West Bancorp, Inc.	52,221	1,344,168

Pinnacle Financial Partners, Inc.	15,692	589,078

TCF Financial Corp.(a)	75,355	1,707,544

Western Alliance Bancorp	26,419	808,686

Total Banks		5,545,363

Beverages – 4.0%

Brown-Forman Corp. Class A	29,113	1,495,826

Brown-Forman Corp. Class B(a)	62,940	3,493,799

Constellation Brands, Inc. Class A	49,510	7,097,754

Keurig Dr. Pepper, Inc.	523,988	12,717,189

PepsiCo, Inc.	692,752	83,199,515

Total Beverages		108,004,083

Biotechnology – 4.3%

Amgen, Inc.	261,149	52,942,737

Gilead Sciences, Inc.	869,597	65,011,071

Total Biotechnology		117,953,808

Building Products – 0.2%

A.O. Smith Corp.	47,858	1,809,511

Armstrong World Industries, Inc.	10,811	858,610

Fortune Brands Home & Security, Inc.	37,313	1,613,787

Simpson Manufacturing Co., Inc.	11,341	702,915

Total Building Products		4,984,823

Capital Markets – 2.9%

Blackstone Group, Inc. (The) Class A	429,822	19,586,989

CBOE Global Markets, Inc.	22,454	2,004,020

CME Group, Inc.	93,754	16,211,004

Eaton Vance Corp.	64,733	2,087,639

FactSet Research Systems, Inc.(a)	7,163	1,867,251

Federated Hermes, Inc. Class B	62,257	1,185,996

Franklin Resources, Inc.	338,086	5,642,655

KKR & Co., Inc. Class A	154,773	3,632,522

LPL Financial Holdings, Inc.	18,962	1,032,102

MarketAxess Holdings, Inc.	4,187	1,392,471

Morningstar, Inc.	6,898	801,893

Raymond James Financial, Inc.	36,176	2,286,323

S&P Global, Inc.	37,508	9,191,335

SEI Investments Co.	31,639	1,466,151

T. Rowe Price Group, Inc.	104,462	10,200,714

Total Capital Markets		78,589,065

Chemicals – 2.2%

Air Products & Chemicals, Inc.	79,653	15,899,535

Celanese Corp.	43,307	3,178,301

CF Industries Holdings, Inc.	94,558	2,571,978

Eastman Chemical Co.	76,374	3,557,501

Ecolab, Inc.	53,326	8,309,790

FMC Corp.	33,516	2,737,922

International Flavors & Fragrances, Inc.	44,292	4,521,327

NewMarket Corp.	2,462	942,626

PPG Industries, Inc.	66,541	5,562,828

RPM International, Inc.	46,156	2,746,282

Scotts Miracle-Gro Co. (The)	22,577	2,311,885

Sherwin-Williams Co. (The)	13,474	6,191,572

Total Chemicals		58,531,547

Commercial Services & Supplies – 0.8%

Brink’s Co. (The)	3,638	189,358

Cintas Corp.	18,546	3,212,538

MSA Safety, Inc.	10,575	1,070,190

Rollins, Inc.(a)	75,614	2,732,690

Tetra Tech, Inc.	9,447	667,147

Waste Management, Inc.	138,559	12,825,021

Total Commercial Services & Supplies		20,696,944

Communications Equipment – 0.0%

Ubiquiti, Inc.(a)	7,200	1,019,376

Construction & Engineering – 0.1%

EMCOR Group, Inc.	6,936	425,316

Jacobs Engineering Group, Inc.	13,924	1,103,755

Quanta Services, Inc.	8,142	258,346

Total Construction & Engineering		1,787,417

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2020

Investments	Shares	Value

Construction Materials – 0.2%

Eagle Materials, Inc.	6,978	$407,655

Martin Marietta Materials, Inc.	9,934	1,879,811

Vulcan Materials Co.	22,605	2,442,922

Total Construction Materials		4,730,388

Consumer Finance – 1.0%

American Express Co.	201,716	17,268,907

Discover Financial Services	116,206	4,145,068

SLM Corp.(a)	115,876	833,148

Synchrony Financial	274,586	4,418,089

Total Consumer Finance		26,665,212

Containers & Packaging – 0.4%

AptarGroup, Inc.	14,600	1,453,284

Avery Dennison Corp.	28,867	2,940,681

Graphic Packaging Holding Co.	113,307	1,382,345

Packaging Corp. of America	50,526	4,387,173

Total Containers & Packaging		10,163,483

Distributors – 0.1%

Pool Corp.	8,048	1,583,605

Diversified Consumer Services – 0.1%

Service Corp. International	58,224	2,277,141

Diversified Telecommunication Services – 5.9%

Verizon Communications, Inc.	2,975,847	159,892,259

Electric Utilities – 1.6%

NextEra Energy, Inc.	183,661	44,192,510

Electrical Equipment – 0.9%

Acuity Brands, Inc.	2,363	202,415

AMETEK, Inc.	25,801	1,858,188

Emerson Electric Co.	286,450	13,649,342

Hubbell, Inc.	24,288	2,786,805

Regal Beloit Corp.	6,489	408,483

Rockwell Automation, Inc.	39,224	5,919,294

Total Electrical Equipment		24,824,527

Electronic Equipment, Instruments & Components – 0.3%

Amphenol Corp. Class A	38,929	2,837,146

CDW Corp.	23,209	2,164,703

Cognex Corp.	11,573	488,612

Dolby Laboratories, Inc. Class A	15,037	815,156

FLIR Systems, Inc.	16,441	524,303

Littelfuse, Inc.	2,623	349,961

Total Electronic Equipment, Instruments & Components		7,179,881

Entertainment – 0.2%

Activision Blizzard, Inc.	86,277	5,131,756

Cinemark Holdings, Inc.(a)	88,427	901,071

Total Entertainment		6,032,827

Equity Real Estate Investment Trusts (REITs) – 0.1%

Ryman Hospitality Properties, Inc.	39,445	1,414,103

Food & Staples Retailing – 1.4%

Casey’s General Stores, Inc.	5,097	675,302

Costco Wholesale Corp.	70,587	20,126,471

Kroger Co. (The)	326,320	9,828,758

Sysco Corp.	189,975	8,668,559

Total Food & Staples Retailing		39,299,090

Food Products – 2.2%

Campbell Soup Co.	157,756	7,282,017

Conagra Brands, Inc.	261,073	7,659,882

General Mills, Inc.	411,841	21,732,850

Hershey Co. (The)	57,328	7,595,960

Ingredion, Inc.	31,315	2,364,282

J&J Snack Foods Corp.	1,825	220,825

Lancaster Colony Corp.	7,048	1,019,423

McCormick & Co., Inc. Non-Voting Shares	34,339	4,849,010

Sanderson Farms, Inc.(a)	2,590	319,399

Tyson Foods, Inc. Class A	102,973	5,959,047

Total Food Products		59,002,695

Gas Utilities – 0.1%

National Fuel Gas Co.	49,795	1,856,855

Health Care Equipment & Supplies – 1.1%

Cantel Medical Corp.(a)	5,622	201,830

CONMED Corp.	3,009	172,325

Cooper Cos., Inc. (The)	930	256,373

Danaher Corp.	60,281	8,343,493

Hill-Rom Holdings, Inc.	6,357	639,514

ResMed, Inc.	27,931	4,113,957

Stryker Corp.	75,796	12,619,276

Teleflex, Inc.	3,421	1,001,874

West Pharmaceutical Services, Inc.	8,014	1,220,132

Total Health Care Equipment & Supplies		28,568,774

Health Care Providers & Services – 3.1%

Anthem, Inc.	51,020	11,583,581

Chemed Corp.	986	427,135

Cigna Corp.	3,128	554,219

Encompass Health Corp.	32,517	2,082,064

Humana, Inc.	15,467	4,856,947

UnitedHealth Group, Inc.	257,192	64,138,541

Total Health Care Providers & Services		83,642,487

Health Care Technology – 0.1%

Cerner Corp.	55,932	3,523,157

Hotels, Restaurants & Leisure – 1.2%

Aramark(a)	51,918	1,036,802

Churchill Downs, Inc.	2,503	257,684

Cracker Barrel Old Country Store, Inc.	12,103	1,007,212

Las Vegas Sands Corp.	610,444	25,925,557

Texas Roadhouse, Inc.	28,633	1,182,543

Vail Resorts, Inc.	19,227	2,840,020

Wendy’s Co. (The)	79,290	1,179,835

Total Hotels, Restaurants & Leisure		33,429,653

Household Durables – 0.3%

D.R. Horton, Inc.	86,046	2,925,564

Leggett & Platt, Inc.	77,688	2,072,716

Lennar Corp. Class A	18,484	706,089

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2020

Investments	Shares	Value

PulteGroup, Inc.	59,668	$1,331,789

Toll Brothers, Inc.	25,060	482,405

Total Household Durables		7,518,563

Household Products – 4.8%

Church & Dwight Co., Inc.	61,187	3,926,981

Clorox Co. (The)	62,659	10,855,672

Procter & Gamble Co. (The)	1,063,825	117,020,750

Total Household Products		131,803,403

Independent Power & Renewable Electricity Producers – 0.0%

Ormat Technologies, Inc.	9,472	640,875

Industrial Conglomerates – 3.2%

3M Co.	349,368	47,692,226

Carlisle Cos., Inc.	13,424	1,681,759

Honeywell International, Inc.	258,901	34,638,365

Roper Technologies, Inc.	11,639	3,629,156

Total Industrial Conglomerates		87,641,506

Insurance – 1.3%

Arthur J. Gallagher & Co.	60,672	4,945,375

Brown & Brown, Inc.	50,686	1,835,847

Erie Indemnity Co. Class A	16,524	2,449,518

Globe Life, Inc.	15,664	1,127,338

Marsh & McLennan Cos., Inc.	147,266	12,732,618

Travelers Cos., Inc. (The)	111,491	11,076,631

Total Insurance		34,167,327

Internet & Direct Marketing Retail – 0.3%

eBay, Inc.	235,296	7,072,998

IT Services – 3.5%

Automatic Data Processing, Inc.	126,804	17,331,571

Booz Allen Hamilton Holding Corp.	31,592	2,168,475

Broadridge Financial Solutions, Inc.	30,341	2,877,237

Cognizant Technology Solutions Corp. Class A	95,938	4,458,239

Fidelity National Information Services, Inc.	83,754	10,187,836

Global Payments, Inc.	17,552	2,531,525

Jack Henry & Associates, Inc.	12,194	1,892,997

KBR, Inc.	11,020	227,894

Leidos Holdings, Inc.	28,293	2,593,053

MasterCard, Inc. Class A	71,984	17,388,455

MAXIMUS, Inc.	15,780	918,396

Paychex, Inc.	143,086	9,002,971

Science Applications International Corp.	9,486	707,940

Visa, Inc. Class A	149,860	24,145,443

Total IT Services		96,432,032

Leisure Products – 0.2%

Brunswick Corp.	28,674	1,014,199

Hasbro, Inc.	59,905	4,286,203

Polaris, Inc.	23,297	1,121,751

Total Leisure Products		6,422,153

Life Sciences Tools & Services – 0.3%

Agilent Technologies, Inc.	47,480	3,400,518

Bruker Corp.	12,465	446,995

PerkinElmer, Inc.	9,403	707,858

Thermo Fisher Scientific, Inc.	16,984	4,816,662

Total Life Sciences Tools & Services		9,372,033

Machinery – 4.1%

AGCO Corp.	13,168	622,188

Allison Transmission Holdings, Inc.	26,443	862,306

Caterpillar, Inc.	277,648	32,218,274

Cummins, Inc.	79,528	10,761,729

Deere & Co.	99,132	13,696,077

Donaldson Co., Inc.	36,427	1,407,175

Dover Corp.	47,195	3,961,548

Flowserve Corp.	29,152	696,441

Fortive Corp.	17,686	976,090

Graco, Inc.	43,413	2,115,516

IDEX Corp.	18,040	2,491,504

Illinois Tool Works, Inc.	138,816	19,728,530

ITT, Inc.	15,564	705,983

Lincoln Electric Holdings, Inc.	24,274	1,674,906

Nordson Corp.	9,741	1,315,717

Oshkosh Corp.	19,113	1,229,539

Parker-Hannifin Corp.	40,296	5,227,600

Snap-on, Inc.	26,534	2,887,430

Stanley Black & Decker, Inc.	42,976	4,297,600

Toro Co. (The)	24,097	1,568,474

Westinghouse Air Brake Technologies Corp.	26,165	1,259,322

Woodward, Inc.	5,960	354,262

Xylem, Inc.	43,558	2,836,933

Total Machinery		112,895,144

Media – 2.3%

Cable One, Inc.	503	826,937

Comcast Corp. Class A	1,569,763	53,968,452

Interpublic Group of Cos., Inc. (The)	264,243	4,278,094

Nexstar Media Group, Inc. Class A(a)	14,998	865,835

TEGNA, Inc.(a)	45,591	495,118

ViacomCBS, Inc. Class B	249,110	3,490,031

Total Media		63,924,467

Multiline Retail – 0.9%

Dollar General Corp.	39,722	5,998,419

Kohl’s Corp.	148,762	2,170,438

Target Corp.	188,415	17,516,942

Total Multiline Retail		25,685,799

Oil, Gas & Consumable Fuels – 1.2%

Cabot Oil & Gas Corp.	185,119	3,182,196

Continental Resources, Inc.(a)	29,271	223,631

CVR Energy, Inc.	127,983	2,115,559

Devon Energy Corp.	65,563	453,040

Diamondback Energy, Inc.	21,001	550,226

Marathon Petroleum Corp.	408,857	9,657,202

Parsley Energy, Inc. Class A	21,095	120,874

Pioneer Natural Resources Co.	34,325	2,407,899

Valero Energy Corp.	279,884	12,695,538

Total Oil, Gas & Consumable Fuels		31,406,165

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (concluded)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2020

Investments	Shares	Value

Personal Products – 0.2%

Estee Lauder Cos., Inc. (The) Class A	38,793	$6,181,277

Pharmaceuticals – 8.0%

Bristol-Myers Squibb Co.	1,184,465	66,022,079

Eli Lilly & Co.	365,654	50,723,523

Merck & Co., Inc.	1,249,491	96,135,838

Zoetis, Inc.	46,945	5,524,957

Total Pharmaceuticals		218,406,397

Professional Services – 0.3%

Equifax, Inc.	24,321	2,905,143

Exponent, Inc.	4,851	348,835

TransUnion	14,392	952,463

Verisk Analytics, Inc.	19,621	2,734,775

Total Professional Services		6,941,216

Road & Rail – 2.5%

CSX Corp.	186,670	10,696,191

JB Hunt Transport Services, Inc.	18,190	1,677,664

Kansas City Southern	16,279	2,070,363

Knight-Swift Transportation Holdings, Inc.	17,676	579,773

Landstar System, Inc.(a)	5,914	566,916

Norfolk Southern Corp.	92,754	13,542,084

Old Dominion Freight Line, Inc.	10,410	1,366,417

Union Pacific Corp.	270,990	38,220,429

Total Road & Rail		68,719,837

Semiconductors & Semiconductor Equipment – 6.9%

Analog Devices, Inc.	91,891	8,238,028

Applied Materials, Inc.	178,668	8,186,568

Brooks Automation, Inc.	7,741	236,100

Cabot Microelectronics Corp.	2,736	312,287

Entegris, Inc.	6,590	295,034

Intel Corp.	1,280,256	69,287,455

KLA Corp.	43,715	6,283,594

Lam Research Corp.	32,779	7,866,960

Maxim Integrated Products, Inc.	117,693	5,721,057

MKS Instruments, Inc.	5,819	473,958

Monolithic Power Systems, Inc.	7,191	1,204,205

NVIDIA Corp.	24,880	6,558,368

QUALCOMM, Inc.	434,046	29,363,212

Skyworks Solutions, Inc.	38,769	3,465,173

Teradyne, Inc.	7,136	386,557

Texas Instruments, Inc.	357,570	35,731,970

Universal Display Corp.	2,701	355,938

Xilinx, Inc.	51,002	3,975,096

Total Semiconductors & Semiconductor Equipment		187,941,560

Software – 6.9%

Citrix Systems, Inc.	25,059	3,547,101

Intuit, Inc.	29,637	6,816,510

Microsoft Corp.	884,866	139,552,217

Oracle Corp.	777,888	37,595,327

SS&C Technologies Holdings, Inc.	22,845	1,001,068

Total Software		188,512,223

Specialty Retail – 2.3%

Aaron’s, Inc.	5,596	127,477

Advance Auto Parts, Inc.	4,051	378,039

Best Buy Co., Inc.	113,616	6,476,112

Foot Locker, Inc.	68,335	1,506,787

Gap, Inc. (The)	395,940	2,787,418

Lithia Motors, Inc. Class A(a)	2,179	178,220

Lowe’s Cos., Inc.	255,088	21,950,322

Ross Stores, Inc.	58,660	5,101,660

Tiffany & Co.	37,894	4,907,273

TJX Cos., Inc. (The)	330,585	15,805,269

Tractor Supply Co.	31,185	2,636,692

Williams-Sonoma, Inc.	40,838	1,736,432

Total Specialty Retail		63,591,701

Technology Hardware, Storage & Peripherals – 4.6%

Apple, Inc.	496,960	126,371,958

Textiles, Apparel & Luxury Goods – 0.8%

Carter’s, Inc.	16,807	1,104,724

Columbia Sportswear Co.(a)	15,708	1,095,947

Hanesbrands, Inc.(a)	242,275	1,906,705

NIKE, Inc. Class B	223,834	18,520,025

Total Textiles, Apparel & Luxury Goods		22,627,401

Tobacco – 3.2%

Altria Group, Inc.	2,244,877	86,809,394

Trading Companies & Distributors – 0.6%

Air Lease Corp.(a)	18,149	401,819

Fastenal Co.	249,647	7,801,469

MSC Industrial Direct Co., Inc. Class A	32,410	1,781,578

W.W. Grainger, Inc.	17,033	4,232,700

Watsco, Inc.(a)	20,970	3,313,889

Total Trading Companies & Distributors		17,531,455
TOTAL COMMON STOCKS (Cost: $2,826,414,347)		2,716,163,841

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%

United States – 0.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(b)
(Cost: $2,441,228)	2,441,228	2,441,228

TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $2,828,855,575)		2,718,605,069

Other Assets less Liabilities – 0.2%		4,877,827

NET ASSETS – 100.0%		$2,723,482,896

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $16,863,346 and the total market value of the collateral held by the Fund was $17,426,332. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $14,985,104.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2020.

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 1.7%

Arconic, Inc.	26,653	$428,047

BWX Technologies, Inc.	5,441	265,031

Raytheon Co.	2,733	358,433

Total Aerospace & Defense		1,051,511

Air Freight & Logistics – 1.2%

C.H. Robinson Worldwide, Inc.	5,760	381,312

XPO Logistics, Inc.*	7,012	341,835

Total Air Freight & Logistics		723,147

Airlines – 1.8%

Delta Air Lines, Inc.	13,001	370,919

Southwest Airlines Co.	13,192	469,767

United Airlines Holdings, Inc.*	8,191	258,426

Total Airlines		1,099,112

Auto Components – 0.6%

Gentex Corp.	16,829	372,931

Banks – 6.4%

Bank of America Corp.	20,184	428,506

Citigroup, Inc.	10,238	431,224

Comerica, Inc.	11,013	323,121

Fifth Third Bancorp	23,216	344,758

First Citizens BancShares, Inc. Class A	1,087	361,830

JPMorgan Chase & Co.	3,765	338,963

M&T Bank Corp.	3,805	393,551

Regions Financial Corp.	31,479	282,367

Synovus Financial Corp.	16,201	284,490

U.S. Bancorp	5,853	201,636

Western Alliance Bancorp	4,072	124,644

Zions Bancorp N.A.	15,590	417,188

Total Banks		3,932,278

Biotechnology – 2.2%

AbbVie, Inc.	5,382	410,054

Amgen, Inc.	3,268	662,522

Biogen, Inc.*	892	282,211

Total Biotechnology		1,354,787

Building Products – 2.1%

A.O. Smith Corp.	11,579	437,802

Lennox International, Inc.	2,249	408,846

Masco Corp.	13,116	453,420

Total Building Products		1,300,068

Capital Markets – 4.5%

Ameriprise Financial, Inc.	3,958	405,616

Charles Schwab Corp. (The)	7,976	268,153

LPL Financial Holdings, Inc.	5,607	305,189

Morgan Stanley	12,701	431,834

Northern Trust Corp.	4,067	306,896

Raymond James Financial, Inc.	5,518	348,738

SEI Investments Co.	4,716	218,539

T. Rowe Price Group, Inc.	4,812	469,892

Total Capital Markets		2,754,857

Chemicals – 3.9%

Ashland Global Holdings, Inc.	7,397	370,368

Celanese Corp.	7,866	577,286

CF Industries Holdings, Inc.	17,569	477,877

DuPont de Nemours, Inc.	15,207	518,558

Huntsman Corp.	32,226	465,021

Total Chemicals		2,409,110

Commercial Services & Supplies – 0.5%

Cintas Corp.	1,770	306,599

Communications Equipment – 2.2%

Cisco Systems, Inc.	23,116	908,690

Ubiquiti, Inc.(a)	3,369	476,983

Total Communications Equipment		1,385,673

Consumer Finance – 1.9%

Ally Financial, Inc.	23,424	338,008

American Express Co.	3,095	264,963

Discover Financial Services	7,010	250,047

Synchrony Financial	21,059	338,839

Total Consumer Finance		1,191,857

Containers & Packaging – 2.1%

Avery Dennison Corp.	3,822	389,347

Ball Corp.	7,146	462,061

International Paper Co.	13,916	433,205

Total Containers & Packaging		1,284,613

Diversified Consumer Services – 0.5%

H&R Block, Inc.	20,412	287,401

Diversified Financial Services – 1.6%

Jefferies Financial Group, Inc.	30,060	410,920

Voya Financial, Inc.	13,703	555,657

Total Diversified Financial Services		966,577

Electric Utilities – 2.7%

Evergy, Inc.	16,934	932,217

NRG Energy, Inc.	26,879	732,721

Total Electric Utilities		1,664,938

Electrical Equipment – 1.1%

Emerson Electric Co.	5,755	274,226

Rockwell Automation, Inc.	2,658	401,119

Total Electrical Equipment		675,345

Electronic Equipment, Instruments & Components – 1.1%

CDW Corp.	3,290	306,858

Jabil, Inc.	15,051	369,954

Total Electronic Equipment, Instruments & Components		676,812

Entertainment – 0.6%

Electronic Arts, Inc.*	3,844	385,053

Equity Real Estate Investment Trusts (REITs) – 0.6%

Host Hotels & Resorts, Inc.	32,076	354,119

Food & Staples Retailing – 0.3%

Sysco Corp.	4,093	186,764

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

March 31, 2020

Investments	Shares	Value

Food Products – 0.7%

Kraft Heinz Co. (The)	18,492	$457,492

Health Care Equipment & Supplies – 1.4%

Baxter International, Inc.	6,785	550,874

Haemonetics Corp.*	2,907	289,712

Total Health Care Equipment & Supplies		840,586

Health Care Providers & Services – 2.4%

DaVita, Inc.*	14,542	1,106,064

Humana, Inc.	1,276	400,690

Total Health Care Providers & Services		1,506,754

Health Care Technology – 0.8%

Cerner Corp.	7,546	475,323

Hotels, Restaurants & Leisure – 3.6%

Hilton Worldwide Holdings, Inc.	4,375	298,550

Marriott International, Inc. Class A	3,768	281,884

Planet Fitness, Inc. Class A*	10,718	521,967

Starbucks Corp.	11,920	783,621

Yum! Brands, Inc.	4,948	339,086

Total Hotels, Restaurants & Leisure		2,225,108

Household Durables – 1.4%

PulteGroup, Inc.	10,053	224,383

Toll Brothers, Inc.	22,987	442,500

Whirlpool Corp.(a)	2,224	190,819

Total Household Durables		857,702

Independent Power & Renewable Electricity Producers – 0.9%

Vistra Energy Corp.	36,676	585,349

Industrial Conglomerates – 0.6%

Carlisle Cos., Inc.	3,003	376,216

Insurance – 1.6%

MetLife, Inc.	13,367	408,629

Primerica, Inc.	2,623	232,083

Unum Group	22,164	332,682

Total Insurance		973,394

Internet & Direct Marketing Retail – 2.6%

Booking Holdings, Inc.*	532	715,710

eBay, Inc.	29,624	890,498

Total Internet & Direct Marketing Retail		1,606,208

IT Services – 4.6%

Cognizant Technology Solutions Corp. Class A	11,556	537,007

DXC Technology Co.	15,568	203,162

Fiserv, Inc.*	7,819	742,727

Leidos Holdings, Inc.	6,636	608,190

VeriSign, Inc.*	1,792	322,721

Western Union Co. (The)	22,855	414,361

Total IT Services		2,828,168

Life Sciences Tools & Services – 2.8%

Agilent Technologies, Inc.	4,015	287,554

Mettler-Toledo International, Inc.*	473	326,611

PRA Health Sciences, Inc.*	3,861	320,618

Waters Corp.*	4,482	815,948

Total Life Sciences Tools & Services		1,750,731

Machinery – 4.7%

Allison Transmission Holdings, Inc.	18,500	603,285

Caterpillar, Inc.	5,385	624,875

Cummins, Inc.	2,962	400,818

Illinois Tool Works, Inc.	2,361	335,545

Lincoln Electric Holdings, Inc.	6,839	471,891

Oshkosh Corp.	7,029	452,176

Total Machinery		2,888,590

Media – 3.9%

Altice USA, Inc. Class A*	39,673	884,311

Charter Communications, Inc. Class A*	1,202	524,445

Omnicom Group, Inc.(a)	6,488	356,191

Sirius XM Holdings, Inc.(a)	131,064	647,456

Total Media		2,412,403

Metals & Mining – 2.4%

Nucor Corp.	10,299	370,970

Reliance Steel & Aluminum Co.	5,367	470,095

Steel Dynamics, Inc.	29,142	656,861

Total Metals & Mining		1,497,926

Oil, Gas & Consumable Fuels – 3.1%

Cabot Oil & Gas Corp.	16,838	289,445

ConocoPhillips	10,917	336,244

Devon Energy Corp.	11,157	77,095

HollyFrontier Corp.	18,575	455,273

Marathon Oil Corp.	20,625	67,856

Marathon Petroleum Corp.	14,485	342,136

Phillips 66	4,278	229,515

Pioneer Natural Resources Co.	1,877	131,671

Total Oil, Gas & Consumable Fuels		1,929,235

Pharmaceuticals – 1.6%

Eli Lilly & Co.	3,627	503,137

Merck & Co., Inc.	6,287	483,722

Total Pharmaceuticals		986,859

Professional Services – 1.3%

ManpowerGroup, Inc.	7,952	421,376

Robert Half International, Inc.	10,549	398,225

Total Professional Services		819,601

Road & Rail – 1.1%

CSX Corp.	12,408	710,978

Semiconductors & Semiconductor Equipment – 5.3%

Applied Materials, Inc.	9,909	454,030

Intel Corp.	10,119	547,640

Lam Research Corp.	2,278	546,720

Maxim Integrated Products, Inc.	8,420	409,296

Qorvo, Inc.*	5,014	404,279

Teradyne, Inc.	9,378	508,006

Texas Instruments, Inc.	4,051	404,817

Total Semiconductors & Semiconductor Equipment		3,274,788

Software – 3.1%

Aspen Technology, Inc.*	2,952	280,647

Citrix Systems, Inc.	4,906	694,444

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Quality Shareholder Yield Fund (QSY)

March 31, 2020

Investments	Shares	Value

Oracle Corp.	19,284	$931,996

Total Software		1,907,087

Specialty Retail – 3.9%

AutoZone, Inc.*	537	454,302

Best Buy Co., Inc.	7,447	424,479

Lowe’s Cos., Inc.	4,785	411,749

O’Reilly Automotive, Inc.*	1,195	359,755

Tractor Supply Co.	4,922	416,155

Ulta Beauty, Inc.*	2,110	370,727

Total Specialty Retail		2,437,167

Technology Hardware, Storage & Peripherals – 3.3%

Apple, Inc.	2,276	578,764

Hewlett Packard Enterprise Co.	65,284	633,908

HP, Inc.	25,593	444,294

NetApp, Inc.	9,377	390,927

Total Technology Hardware, Storage & Peripherals		2,047,893

Textiles, Apparel & Luxury Goods – 2.6%

Carter’s, Inc.	5,077	333,711

Columbia Sportswear Co.	3,994	278,662

Deckers Outdoor Corp.*	2,870	384,580

Ralph Lauren Corp.	8,940	597,460

Total Textiles, Apparel & Luxury Goods		1,594,413

Thrifts & Mortgage Finance – 0.5%

MGIC Investment Corp.	19,923	126,511

Radian Group, Inc.	15,213	197,008

Total Thrifts & Mortgage Finance		323,519
TOTAL COMMON STOCKS (Cost: $77,378,065)		61,677,042

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%

United States – 0.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(b)
(Cost: $277,007)	277,007	277,007

TOTAL INVESTMENTS IN SECURITIES – 100.3% (Cost: $77,655,072)		61,954,049

Other Assets less Liabilities – (0.3)%		(159,299)

NET ASSETS – 100.0%		$61,794,750
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $787,006 and the total market value of the collateral held by the Fund was $802,733. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $525,726.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2020.

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.5%

United States – 99.2%

Aerospace & Defense – 0.3%

AAR Corp.	25,916	$460,268

Cubic Corp.(a)	14,050	580,406

Maxar Technologies, Inc.(a)	22,137	236,423

Moog, Inc. Class A	38,934	1,967,335

National Presto Industries, Inc.(a)	9,131	646,566

Park Aerospace Corp.	56,975	717,885

Total Aerospace & Defense		4,608,883

Air Freight & Logistics – 0.1%

Forward Air Corp.	37,461	1,897,400

Airlines – 0.1%

Hawaiian Holdings, Inc.(a)	82,586	862,198

SkyWest, Inc.	42,190	1,104,956

Total Airlines		1,967,154

Auto Components – 0.8%

Cooper Tire & Rubber Co.(a)	77,333	1,260,528

Dana, Inc.	354,237	2,766,591

LCI Industries(a)	73,232	4,894,094

Standard Motor Products, Inc.	43,208	1,796,157

Total Auto Components		10,717,370

Automobiles – 0.1%

Winnebago Industries, Inc.	33,542	932,803

Banks – 16.0%

1st Constitution Bancorp	4,446	58,909

1st Source Corp.	43,421	1,408,143

ACNB Corp.	17,070	512,100

Amalgamated Bank Class A	46,664	504,904

American National Bankshares, Inc.	26,163	625,296

Ameris Bancorp	70,406	1,672,847

Ames National Corp.	32,069	655,811

Arrow Financial Corp.	29,918	833,815

Atlantic Union Bankshares Corp.	164,392	3,600,185

Banc of California, Inc.	61,212	489,696

BancFirst Corp.	52,215	1,742,414

BancorpSouth Bank	178,469	3,376,633

Bank First Corp.(a)	6,470	362,320

Bank of Commerce Holdings	15,747	123,929

Bank of Marin Bancorp	19,612	588,360

Bank of Princeton (The)	11,672	271,374

Bank7 Corp.	26,837	213,086

BankFinancial Corp.	52,912	466,155

Bankwell Financial Group, Inc.	19,167	292,488

Banner Corp.	81,664	2,698,179

Bar Harbor Bankshares	48,582	839,497

BCB Bancorp, Inc.	62,402	664,581

Berkshire Hills Bancorp, Inc.	109,353	1,624,986

Boston Private Financial Holdings, Inc.	279,976	2,001,828

Bridge Bancorp, Inc.	40,595	858,990

Brookline Bancorp, Inc.	167,599	1,890,517

Bryn Mawr Bank Corp.	39,287	1,114,965

Business First Bancshares, Inc.(a)	31,627	426,964

C&F Financial Corp.	7,097	283,170

Cadence BanCorp	408,879	2,678,157

Cambridge Bancorp(a)	10,267	533,884

Camden National Corp.	30,358	954,759

Capital City Bank Group, Inc.(a)	20,020	402,802

Capstar Financial Holdings, Inc.	43,471	429,928

Carolina Financial Corp.	16,555	428,278

Cathay General Bancorp	200,146	4,593,351

CB Financial Services, Inc.	9,255	178,714

CBTX, Inc.	45,970	816,887

Central Pacific Financial Corp.	65,846	1,046,951

Central Valley Community Bancorp	26,454	344,960

Century Bancorp, Inc. Class A	1,315	81,846

Chemung Financial Corp.	9,448	311,595

Citizens & Northern Corp.	41,063	821,260

City Holding Co.	34,887	2,321,032

Civista Bancshares, Inc.	23,611	353,221

CNB Financial Corp.	19,248	363,210

Codorus Valley Bancorp, Inc.	36,781	592,174

Colony Bankcorp, Inc.	7,525	94,062

Columbia Banking System, Inc.(a)	156,050	4,182,140

Community Bankers Trust Corp.	6,302	30,565

Community Financial Corp. (The)	1,444	31,912

Community Trust Bancorp, Inc.	44,993	1,430,327

ConnectOne Bancorp, Inc.	37,113	498,799

CVB Financial Corp.	355,977	7,137,339

Dime Community Bancshares, Inc.	72,994	1,000,748

Eagle Bancorp Montana, Inc.(a)	5,622	91,133

Eagle Bancorp, Inc.	48,202	1,456,182

Enterprise Bancorp, Inc.	25,533	689,136

Enterprise Financial Services Corp.	28,086	783,880

Evans Bancorp, Inc.(a)	16,245	394,916

Farmers & Merchants Bancorp, Inc.	40,664	1,053,604

Farmers National Banc Corp.	51,217	595,654

FB Financial Corp.(a)	18,650	367,778

Fidelity D&D Bancorp, Inc.(a)	2,323	118,519

Financial Institutions, Inc.	37,249	675,697

First Bancorp	39,429	910,021

First Bancorp, Inc.	31,663	696,586

First Bancshares, Inc. (The)	13,340	254,394

First Bank(a)	9,812	68,095

First Busey Corp.	126,097	2,157,520

First Business Financial Services, Inc.	22,645	350,997

First Capital, Inc.(a)	2,810	168,319

First Choice Bancorp	48,695	730,912

First Commonwealth Financial Corp.	200,450	1,832,113

First Community Bankshares, Inc.	45,912	1,069,750

First Community Corp.	6,574	103,343

First Financial Bancorp(a)	280,603	4,183,791

First Financial Corp.	29,762	1,003,575

First Financial Northwest, Inc.	41,886	420,535

First Foundation, Inc.	39,091	399,510

First Guaranty Bancshares, Inc.	26,741	385,873

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2020

Investments	Shares	Value

First Internet Bancorp	17,036	$279,731

First Interstate BancSystem, Inc. Class A	99,097	2,857,957

First Merchants Corp.	109,315	2,895,754

First Mid Bancshares, Inc.	30,371	721,007

First Midwest Bancorp, Inc.(a)	209,624	2,774,374

First Northwest Bancorp	22,784	247,662

First of Long Island Corp. (The)	52,433	909,713

First United Corp.	8,390	119,893

Flushing Financial Corp.	104,408	1,394,891

FNCB Bancorp, Inc.(a)	26,727	184,684

Franklin Financial Network, Inc.	6,663	135,859

Franklin Financial Services Corp.	7,253	199,095

Fulton Financial Corp.	369,957	4,250,806

German American Bancorp, Inc.(a)	40,051	1,099,400

Great Southern Bancorp, Inc.	23,825	962,530

Great Western Bancorp, Inc.(a)	149,506	3,061,883

Guaranty Bancshares, Inc.	15,725	363,876

Hanmi Financial Corp.	128,074	1,389,603

Hawthorn Bancshares, Inc.(a)	5,482	100,595

Heartland Financial USA, Inc.	41,264	1,246,173

Heritage Commerce Corp.	182,907	1,402,897

Heritage Financial Corp.(a)	83,942	1,678,840

Hilltop Holdings, Inc.	84,084	1,271,350

Home BancShares, Inc.	345,737	4,145,387

HomeTrust Bancshares, Inc.	17,160	273,187

Hope Bancorp, Inc.	366,195	3,010,123

Horizon Bancorp, Inc.	79,533	784,195

Independent Bank Corp.	111,574	4,243,840

Independent Bank Group, Inc.	54,203	1,283,527

International Bancshares Corp.	127,441	3,425,614

Lakeland Bancorp, Inc.	112,354	1,214,547

Lakeland Financial Corp.(a)	48,649	1,787,851

LCNB Corp.(a)	47,260	595,476

Level One Bancorp, Inc.	8,911	160,398

Live Oak Bancshares, Inc.(a)	21,457	267,569

Macatawa Bank Corp.	57,719	410,959

Mackinac Financial Corp.	41,582	434,532

Mercantile Bank Corp.	37,694	797,982

Metrocity Bankshares, Inc.	51,208	601,182

Mid Penn Bancorp, Inc.	14,279	289,150

Middlefield Banc Corp.(a)	6,852	108,330

Midland States Bancorp, Inc.(a)	65,896	1,152,521

MidWestOne Financial Group, Inc.	28,355	593,754

MutualFirst Financial, Inc.	14,103	397,705

MVB Financial Corp.	4,363	55,628

National Bank Holdings Corp. Class A	50,933	1,217,299

National Bankshares, Inc.	17,436	556,208

NBT Bancorp, Inc.	89,140	2,887,245

Northrim BanCorp, Inc.	20,984	566,568

Norwood Financial Corp.	11,997	320,320

Oak Valley Bancorp(a)	2,421	38,106

Ohio Valley Banc Corp.	5,470	163,991

Old National Bancorp(a)	375,101	4,947,582

Old Point Financial Corp.	3,540	53,525

Old Second Bancorp, Inc.	5,736	39,636

Opus Bank	45,591	790,092

Origin Bancorp, Inc.	27,647	559,852

Orrstown Financial Services, Inc.	35,567	489,758

Pacific Premier Bancorp, Inc.	115,827	2,182,181

Park National Corp.(a)	48,810	3,789,608

Parke Bancorp, Inc.	21,381	288,430

PCB Bancorp	36,802	359,924

Peapack Gladstone Financial Corp.	10,993	197,324

Penns Woods Bancorp, Inc.	19,685	478,345

People’s Utah Bancorp	24,740	479,214

Peoples Bancorp of North Carolina, Inc.	5,576	113,527

Peoples Bancorp, Inc.	71,410	1,581,731

Peoples Financial Services Corp.	13,622	541,338

Plumas Bancorp(a)	2,810	51,985

Preferred Bank	23,334	789,156

Premier Financial Bancorp, Inc.	33,793	419,033

QCR Holdings, Inc.	5,108	138,274

RBB Bancorp	60,300	827,316

Reliant Bancorp, Inc.(a)	21,673	244,255

Renasant Corp.	105,565	2,305,540

Republic Bancorp, Inc. Class A	29,733	982,081

S&T Bancorp, Inc.	78,015	2,131,370

Sandy Spring Bancorp, Inc.(a)	87,991	1,992,116

SB One Bancorp	8,334	141,678

ServisFirst Bancshares, Inc.	74,607	2,187,477

Shore Bancshares, Inc.	17,627	191,253

Sierra Bancorp	40,629	714,258

Simmons First National Corp. Class A(a)	216,286	3,979,662

SmartFinancial, Inc.	7,798	118,608

South Plains Financial, Inc.	4,388	67,970

South State Corp.(a)	56,390	3,311,785

Southern National Bancorp of Virginia, Inc.	58,845	579,035

Southside Bancshares, Inc.(a)	88,315	2,683,893

Stock Yards Bancorp, Inc.	43,248	1,251,165

Summit Financial Group, Inc.	17,792	377,368

Tompkins Financial Corp.(a)	26,391	1,894,874

Towne Bank	140,822	2,547,470

TriCo Bancshares	51,433	1,533,732

Trustmark Corp.	131,091	3,054,420

Union Bankshares, Inc.(a)	12,834	288,765

United Community Banks, Inc.	142,387	2,607,106

United Security Bancshares	65,485	419,104

Unity Bancorp, Inc.	5,852	68,468

Univest Financial Corp.	65,179	1,063,721

Veritex Holdings, Inc.(a)	71,336	996,564

Washington Trust Bancorp, Inc.	51,349	1,877,319

WesBanco, Inc.	173,747	4,117,804

West Bancorporation, Inc.	41,639	680,798

Westamerica Bancorporation(a)	50,903	2,992,078

Total Banks		210,674,211

Beverages – 0.1%

Coca-Cola Consolidated, Inc.(a)	3,031	632,055

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2020

Investments	Shares	Value

MGP Ingredients, Inc.	15,743	$423,329

Total Beverages		1,055,384

Building Products – 0.7%

AAON, Inc.(a)	44,221	2,136,759

Advanced Drainage Systems, Inc.	72,756	2,141,937

Apogee Enterprises, Inc.	53,743	1,118,929

CSW Industrials, Inc.	11,842	767,954

Griffon Corp.(a)	77,704	982,955

Insteel Industries, Inc.	6,380	84,535

Quanex Building Products Corp.	59,058	595,305

Universal Forest Products, Inc.	54,518	2,027,524

Total Building Products		9,855,898

Capital Markets – 4.7%

Artisan Partners Asset Management, Inc. Class A(a)	362,434	7,788,707

Associated Capital Group, Inc. Class A(a)	1,519	46,481

B. Riley Financial, Inc.(a)	51,879	955,611

BGC Partners, Inc. Class A	2,211,571	5,573,159

BrightSphere Investment Group	275,550	1,760,765

Cohen & Steers, Inc.	79,160	3,597,822

Diamond Hill Investment Group, Inc.	16,079	1,450,969

Evercore, Inc. Class A	92,255	4,249,265

GAIN Capital Holdings, Inc.(a)	207,061	1,155,400

GAMCO Investors, Inc. Class A	1,784	19,606

Greenhill & Co., Inc.(a)	22,190	218,350

Hamilton Lane, Inc. Class A(a)	43,438	2,402,556

Houlihan Lokey, Inc.	83,210	4,336,905

Moelis & Co. Class A(a)	244,334	6,865,785

Oppenheimer Holdings, Inc. Class A	21,853	431,815

Piper Sandler Cos.	19,658	994,105

PJT Partners, Inc. Class A	8,016	347,814

Pzena Investment Management, Inc. Class A	7,106	31,693

Sculptor Capital Management, Inc.(a)	5,267	71,315

Silvercrest Asset Management Group, Inc. Class A	43,591	412,371

Tradeweb Markets, Inc. Class A	35,021	1,472,283

Value Line, Inc.	19,148	619,438

Victory Capital Holdings, Inc. Class A(a)	12,938	211,666

Virtu Financial, Inc. Class A(a)	532,219	11,080,800

Virtus Investment Partners, Inc.	11,459	872,144

Waddell & Reed Financial, Inc. Class A	327,546	3,727,473

Westwood Holdings Group, Inc.	69,673	1,275,713

Total Capital Markets		61,970,011

Chemicals – 4.1%

Advanced Emissions Solutions, Inc.(a)	202,309	1,329,170

American Vanguard Corp.	14,993	216,799

Cabot Corp.	188,407	4,921,191

Chase Corp.	7,353	605,078

Chemours Co. (The)	1,086,221	9,634,780

FutureFuel Corp.	93,583	1,054,680

H.B. Fuller Co.(a)	69,673	1,945,967

Hawkins, Inc.	27,855	991,638

Innospec, Inc.	30,142	2,094,567

Kronos Worldwide, Inc.	694,887	5,864,846

Minerals Technologies, Inc.	11,790	427,505

Olin Corp.(a)	839,892	9,801,540

PolyOne Corp.	225,378	4,275,421

Quaker Chemical Corp.	18,756	2,368,508

Sensient Technologies Corp.	115,419	5,021,881

Stepan Co.	27,380	2,422,035

Tredegar Corp.	75,955	1,187,177

Valhi, Inc.	356,421	367,114

Total Chemicals		54,529,897

Commercial Services & Supplies – 4.8%

ABM Industries, Inc.	145,800	3,551,688

ACCO Brands Corp.	322,784	1,630,059

Brady Corp. Class A	88,556	3,996,532

Covanta Holding Corp.	1,009,028	8,627,189

Deluxe Corp.	115,794	3,002,538

Ennis, Inc.	129,170	2,425,813

Healthcare Services Group, Inc.(a)	272,656	6,519,205

Herman Miller, Inc.	121,522	2,697,788

HNI Corp.	149,373	3,762,706

Interface, Inc.	96,162	726,985

KAR Auction Services, Inc.(a)	516,616	6,199,392

Kimball International, Inc. Class B	76,228	907,876

Knoll, Inc.	137,209	1,415,997

Matthews International Corp. Class A(a)	78,168	1,890,884

McGrath RentCorp	57,517	3,012,740

Mobile Mini, Inc.(a)	145,095	3,805,842

Pitney Bowes, Inc.(a)	879,206	1,793,580

Quad/Graphics, Inc.(a)	526,787	1,327,503

RR Donnelley & Sons Co.(a)	254,266	243,714

Steelcase, Inc. Class A	308,392	3,043,829

U.S. Ecology, Inc.	36,404	1,106,682

UniFirst Corp.	7,998	1,208,418

Viad Corp.	15,325	325,350

VSE Corp.	10,712	175,570

Total Commercial Services & Supplies		63,397,880

Communications Equipment – 0.6%

ADTRAN, Inc.	206,286	1,584,277

Comtech Telecommunications Corp.	30,529	405,730

InterDigital, Inc.	91,783	4,096,275

PC-Tel, Inc.*(a)	40,764	271,081

Plantronics, Inc.(a)	108,874	1,095,272

Total Communications Equipment		7,452,635

Construction & Engineering – 0.9%

Arcosa, Inc.	24,368	968,384

Argan, Inc.(a)	48,358	1,671,736

Comfort Systems USA, Inc.	32,303	1,180,675

Fluor Corp.(a)	354,615	2,450,390

Granite Construction, Inc.(a)	102,163	1,550,834

Primoris Services Corp.	58,086	923,567

Valmont Industries, Inc.	28,061	2,973,905

Total Construction & Engineering		11,719,491

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2020

Investments	Shares	Value

Construction Materials – 0.0%

United States Lime & Minerals, Inc.	5,809	$428,995

Consumer Finance – 0.5%

Navient Corp.	769,146	5,830,127

Nelnet, Inc. Class A	27,577	1,252,271

Total Consumer Finance		7,082,398

Containers & Packaging – 0.8%

Greif, Inc. Class A(a)	118,806	3,693,679

Greif, Inc. Class B	68,523	2,745,031

Myers Industries, Inc.	123,194	1,324,335

O-I Glass, Inc.	307,742	2,188,046

Total Containers & Packaging		9,951,091

Distributors – 0.3%

Core-Mark Holding Co., Inc.	95,483	2,727,950

Weyco Group, Inc.	39,666	800,063

Total Distributors		3,528,013

Diversified Consumer Services – 0.6%

Carriage Services, Inc.(a)	26,981	435,743

Collectors Universe, Inc.	31,636	495,736

Franchise Group, Inc.	54,515	475,371

Graham Holdings Co. Class B	4,124	1,406,985

Strategic Education, Inc.	39,977	5,587,186

Total Diversified Consumer Services		8,401,021

Diversified Financial Services – 0.1%

Alerus Financial Corp.(a)	41,696	688,818

Marlin Business Services Corp.	27,675	309,130

Total Diversified Financial Services		997,948

Diversified Telecommunication Services – 1.4%

ATN International, Inc.	20,506	1,203,907

Cogent Communications Holdings, Inc.	215,420	17,657,978

Total Diversified Telecommunication Services		18,861,885

Electric Utilities – 1.4%

El Paso Electric Co.	105,140	7,145,314

Genie Energy Ltd. Class B(a)	153,236	1,100,234

MGE Energy, Inc.	70,417	4,610,201

Otter Tail Corp.	124,071	5,516,197

Spark Energy, Inc. Class A	108,980	683,305

Total Electric Utilities		19,055,251

Electrical Equipment – 0.4%

Allied Motion Technologies, Inc.	3,579	84,822

AZZ, Inc.	43,342	1,218,777

Encore Wire Corp.	3,179	133,486

EnerSys	43,852	2,171,551

LSI Industries, Inc.	99,857	377,460

Powell Industries, Inc.	42,026	1,078,808

Preformed Line Products Co.	6,663	332,017

Total Electrical Equipment		5,396,921

Electronic Equipment, Instruments & Components – 1.1%

Badger Meter, Inc.(a)	34,358	1,841,589

Bel Fuse, Inc. Class B	15,220	148,243

Belden, Inc.(a)	18,180	655,934

Benchmark Electronics, Inc.	75,216	1,503,568

CTS Corp.	19,929	496,033

Daktronics, Inc.	166,626	821,466

KEMET Corp.	47,890	1,157,022

Methode Electronics, Inc.	50,279	1,328,874

MTS Systems Corp.	53,653	1,207,193

PC Connection, Inc.(a)	22,902	943,791

Vishay Intertechnology, Inc.	275,158	3,965,027

Total Electronic Equipment, Instruments & Components		14,068,740

Energy Equipment & Services – 0.6%

Archrock, Inc.	1,074,891	4,041,590

Cactus, Inc. Class A	56,913	660,191

DMC Global, Inc.	15,201	349,775

Liberty Oilfield Services, Inc. Class A(a)	157,401	423,409

Patterson-UTI Energy, Inc.(a)	338,972	796,584

Solaris Oilfield Infrastructure, Inc. Class A(a)	109,840	576,660

U.S. Silica Holdings, Inc.(a)	373,362	672,051

Total Energy Equipment & Services		7,520,260

Entertainment – 0.3%

AMC Entertainment Holdings, Inc. Class A(a)	552,627	1,746,301

Marcus Corp. (The)	50,212	618,612

World Wrestling Entertainment, Inc. Class A(a)	39,527	1,341,151

Total Entertainment		3,706,064

Equity Real Estate Investment Trusts (REITs) – 14.7%

Acadia Realty Trust	184,176	2,281,941

Agree Realty Corp.	69,596	4,307,992

Alexander & Baldwin, Inc.	122,170	1,370,747

Alexander’s, Inc.	13,847	3,821,080

American Assets Trust, Inc.	74,821	1,870,525

American Finance Trust, Inc.	408,431	2,552,694

Armada Hoffler Properties, Inc.	122,732	1,313,232

Bluerock Residential Growth REIT, Inc.(a)	75,892	422,718

Brandywine Realty Trust	434,963	4,575,811

Brookfield Property REIT, Inc. Class A(a)	255,612	2,170,146

BRT Apartments Corp.	44,646	457,622

CareTrust REIT, Inc.	204,091	3,018,506

CatchMark Timber Trust, Inc. Class A(a)	125,426	905,576

Cedar Realty Trust, Inc.	416,210	388,366

CIM Commercial Trust Corp.(a)	15,611	173,126

Clipper Realty, Inc.	60,633	314,079

Colony Capital, Inc.	2,249,335	3,936,336

Columbia Property Trust, Inc.	235,123	2,939,037

Community Healthcare Trust, Inc.	44,228	1,693,048

CoreCivic, Inc.	634,395	7,086,192

CorEnergy Infrastructure Trust, Inc.(a)	44,732	822,174

CorePoint Lodging, Inc.	232,566	911,659

Diversified Healthcare Trust(a)	915,690	3,323,955

Easterly Government Properties, Inc.(a)	162,004	3,991,779

Empire State Realty Trust, Inc. Class A	256,764	2,300,605

Essential Properties Realty Trust, Inc.	133,286	1,740,715

Farmland Partners, Inc.	65,357	396,717

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2020

Investments	Shares	Value

Four Corners Property Trust, Inc.	149,681	$2,800,532

Franklin Street Properties Corp.(a)	211,721	1,213,161

GEO Group, Inc. (The)(a)	662,835	8,060,074

Getty Realty Corp.	86,854	2,061,914

Gladstone Commercial Corp.	97,512	1,400,272

Gladstone Land Corp.(a)	49,343	584,715

Global Medical REIT, Inc.	105,573	1,068,399

Global Net Lease, Inc.(a)	463,211	6,193,131

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	135,168	2,758,779

Independence Realty Trust, Inc.	251,152	2,245,299

Industrial Logistics Properties Trust	225,999	3,964,022

Innovative Industrial Properties, Inc.	23,333	1,771,675

Investors Real Estate Trust	19,789	1,088,395

iStar, Inc.(a)	88,766	941,807

Jernigan Capital, Inc.	88,684	971,977

Kite Realty Group Trust	274,952	2,603,795

Lexington Realty Trust	473,756	4,704,397

LTC Properties, Inc.(a)	99,268	3,067,381

Mack-Cali Realty Corp.	163,538	2,490,684

Monmouth Real Estate Investment Corp.	214,952	2,590,172

National Storage Affiliates Trust	117,735	3,484,956

New Senior Investment Group, Inc.	264,396	676,854

NexPoint Residential Trust, Inc.(a)	31,892	803,997

Office Properties Income Trust(a)	164,697	4,487,993

One Liberty Properties, Inc.	60,009	835,925

Paramount Group, Inc.	324,674	2,857,131

Pennsylvania Real Estate Investment Trust(a)	472,266	430,518

Piedmont Office Realty Trust, Inc. Class A	235,913	4,166,224

Plymouth Industrial REIT, Inc.	46,207	515,670

PotlatchDeltic Corp.(a)	121,332	3,808,611

Preferred Apartment Communities, Inc. Class A(a)	171,491	1,231,305

QTS Realty Trust, Inc. Class A(a)	95,192	5,522,088

Retail Opportunity Investments Corp.	247,529	2,052,015

Retail Properties of America, Inc. Class A	502,074	2,595,723

Retail Value, Inc.	51,990	636,878

RLJ Lodging Trust	624,885	4,824,112

RPT Realty(a)	228,209	1,376,100

Safehold, Inc.	35,536	2,246,941

Saul Centers, Inc.	45,345	1,484,595

SITE Centers Corp.	568,342	2,961,062

Sunstone Hotel Investors, Inc.	147,857	1,287,834

Tanger Factory Outlet Centers, Inc.(a)	420,340	2,101,700

Taubman Centers, Inc.	263,261	11,025,371

UMH Properties, Inc.(a)	85,614	929,768

Uniti Group, Inc.	1,011,536	6,099,562

Universal Health Realty Income Trust	21,227	2,139,894

Urban Edge Properties	261,278	2,301,859

Urstadt Biddle Properties, Inc. Class A	66,573	938,679

Washington Prime Group, Inc.(a)	1,205,185	970,294

Washington Real Estate Investment Trust	155,116	3,702,619

Whitestone REIT	166,954	1,035,115

Xenia Hotels & Resorts, Inc.	281,622	2,900,707

Total Equity Real Estate Investment Trusts (REITs)		194,099,059

Food & Staples Retailing – 1.1%

Andersons, Inc. (The)	102,601	1,923,769

Ingles Markets, Inc. Class A(a)	28,431	1,028,065

Natural Grocers by Vitamin Cottage, Inc.(a)	93,345	794,366

PriceSmart, Inc.	32,428	1,704,091

SpartanNash Co.	236,610	3,388,255

Village Super Market, Inc. Class A	47,112	1,158,013

Weis Markets, Inc.(a)	95,583	3,981,988

Total Food & Staples Retailing		13,978,547

Food Products – 1.5%

Alico, Inc.	8,191	254,249

B&G Foods, Inc.(a)	824,833	14,921,229

Calavo Growers, Inc.(a)	24,254	1,399,213

John B. Sanfilippo & Son, Inc.(a)	6,226	556,604

Limoneira Co.(a)	27,470	359,857

Tootsie Roll Industries, Inc.	46,352	1,666,807

Total Food Products		19,157,959

Gas Utilities – 1.4%

Chesapeake Utilities Corp.	30,935	2,651,439

Northwest Natural Holding Co.(a)	93,163	5,752,815

RGC Resources, Inc.	20,153	583,026

South Jersey Industries, Inc.(a)	393,311	9,832,775

Total Gas Utilities		18,820,055

Health Care Equipment & Supplies – 0.2%

Atrion Corp.(a)	1,806	1,173,900

Invacare Corp.	19,682	146,237

LeMaitre Vascular, Inc.(a)	20,853	519,657

Mesa Laboratories, Inc.(a)	1,204	272,212

Utah Medical Products, Inc.	5,216	490,565

Total Health Care Equipment & Supplies		2,602,571

Health Care Providers & Services – 1.2%

Ensign Group, Inc. (The)	25,692	966,276

National HealthCare Corp.	43,799	3,141,702

National Research Corp.	42,308	1,924,168

Owens & Minor, Inc.(a)	15,973	146,153

Patterson Cos., Inc.	538,538	8,234,246

U.S. Physical Therapy, Inc.(a)	14,339	989,391

Total Health Care Providers & Services		15,401,936

Health Care Technology – 0.1%

Computer Programs & Systems, Inc.	24,365	542,121

Simulations Plus, Inc.	20,965	732,098

Total Health Care Technology		1,274,219

Hotels, Restaurants & Leisure – 1.5%

BBX Capital Corp.	85,466	197,426

Bluegreen Vacations Corp.(a)	211,772	1,224,042

Brinker International, Inc.(a)	146,944	1,764,797

Cheesecake Factory, Inc. (The)(a)	181,684	3,103,163

Dave & Buster’s Entertainment, Inc.(a)	54,533	713,291

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2020

Investments	Shares	Value

Dine Brands Global, Inc.	62,044	$1,779,422

Hyatt Hotels Corp. Class A(a)	36,332	1,740,303

Jack in the Box, Inc.(a)	53,577	1,877,874

Nathan’s Famous, Inc.(a)	7,919	483,059

Papa John’s International, Inc.(a)	53,337	2,846,596

RCI Hospitality Holdings, Inc.(a)	5,060	50,448

Red Rock Resorts, Inc. Class A(a)	131,176	1,121,555

Ruth’s Hospitality Group, Inc.(a)	73,982	494,200

Twin River Worldwide Holdings, Inc.	58,692	763,583

Wingstop, Inc.	16,051	1,279,265

Total Hotels, Restaurants & Leisure		19,439,024

Household Durables – 0.9%

Bassett Furniture Industries, Inc.	33,803	184,226

Ethan Allen Interiors, Inc.	141,108	1,442,124

Flexsteel Industries, Inc.	35,291	386,789

Hamilton Beach Brands Holding Co. Class A(a)	18,841	179,178

Hooker Furniture Corp.(a)	35,178	549,129

KB Home(a)	99,355	1,798,325

La-Z-Boy, Inc.	90,150	1,852,582

Lifetime Brands, Inc.(a)	8,675	49,014

MDC Holdings, Inc.(a)	214,743	4,982,038

Total Household Durables		11,423,405

Household Products – 0.7%

Oil-Dri Corp. of America(a)	15,715	525,510

Spectrum Brands Holdings, Inc.(a)	147,996	5,382,614

WD-40 Co.	19,508	3,918,182

Total Household Products		9,826,306

Independent Power & Renewable Electricity Producers – 0.7%

Clearway Energy, Inc. Class A	168,706	2,896,682

Clearway Energy, Inc. Class C(a)	342,504	6,439,075

Total Independent Power & Renewable Electricity Producers		9,335,757

Industrial Conglomerates – 0.1%

Raven Industries, Inc.	59,063	1,253,907

Insurance – 3.3%

American Equity Investment Life Holding Co.	67,382	1,266,782

AMERISAFE, Inc.	22,087	1,423,949

CNO Financial Group, Inc.(a)	272,701	3,378,765

Crawford & Co. Class A(a)	44,247	318,578

Crawford & Co. Class B	42,046	268,674

Donegal Group, Inc. Class A	64,573	981,510

Employers Holdings, Inc.	49,702	2,013,428

FBL Financial Group, Inc. Class A	64,521	3,011,195

FedNat Holding Co.	37,176	426,781

HCI Group, Inc.(a)	24,069	968,777

Heritage Insurance Holdings, Inc.	45,906	491,653

Horace Mann Educators Corp.	82,147	3,005,759

Independence Holding Co.	7,627	194,946

Investors Title Co.	774	99,072

Kinsale Capital Group, Inc.(a)	5,332	557,354

Mercury General Corp.	220,645	8,984,664

National General Holdings Corp.	77,842	1,288,285

National Western Life Group, Inc. Class A	314	54,008

ProAssurance Corp.	138,632	3,465,800

Protective Insurance Corp. Class B	44,454	611,243

Safety Insurance Group, Inc.	44,000	3,714,920

State Auto Financial Corp.	42,152	1,171,404

Stewart Information Services Corp.	50,699	1,352,142

Tiptree, Inc.	35,734	186,532

United Fire Group, Inc.(a)	58,363	1,903,217

United Insurance Holdings Corp.	69,967	646,495

Universal Insurance Holdings, Inc.	56,810	1,018,035

Total Insurance		42,803,968

Internet & Direct Marketing Retail – 0.2%

PetMed Express, Inc.(a)	106,863	3,075,517

IT Services – 1.1%

Cass Information Systems, Inc.	29,688	1,043,830

CSG Systems International, Inc.	57,897	2,422,990

Hackett Group, Inc. (The)	78,744	1,001,624

ManTech International Corp. Class A	44,375	3,224,731

NIC, Inc.	107,259	2,466,957

Switch, Inc. Class A	74,909	1,080,937

TTEC Holdings, Inc.	92,652	3,402,181

Total IT Services		14,643,250

Leisure Products – 0.5%

Acushnet Holdings Corp.	163,775	4,212,293

Callaway Golf Co.	19,566	199,964

Clarus Corp.(a)	36,657	359,239

Escalade, Inc.(a)	42,838	254,886

Johnson Outdoors, Inc. Class A	8,577	537,778

Marine Products Corp.	95,324	770,218

Sturm Ruger & Co., Inc.	16,794	854,983

Total Leisure Products		7,189,361

Life Sciences Tools & Services – 0.2%

Luminex Corp.	83,884	2,309,327

Machinery – 4.3%

Alamo Group, Inc.	5,261	467,072

Albany International Corp. Class A	31,819	1,505,993

Altra Industrial Motion Corp.	141,796	2,480,012

Astec Industries, Inc.	27,159	949,750

Barnes Group, Inc.	56,816	2,376,613

Columbus McKinnon Corp.	15,822	395,550

Douglas Dynamics, Inc.	58,851	2,089,799

Eastern Co. (The)	13,671	266,585

Enerpac Tool Group Corp.(a)	9,927	164,292

EnPro Industries, Inc.	33,992	1,345,403

ESCO Technologies, Inc.	11,766	893,157

Federal Signal Corp.	77,705	2,119,792

Franklin Electric Co., Inc.	52,323	2,465,983

Gorman-Rupp Co. (The)	47,322	1,476,920

Graham Corp.	24,181	311,935

Greenbrier Cos., Inc. (The)(a)	121,711	2,159,153

Helios Technologies, Inc.	29,087	1,102,979

Hillenbrand, Inc.(a)	215,108	4,110,714

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2020

Investments	Shares	Value

Hurco Cos., Inc.	8,337	$242,607

Hyster-Yale Materials Handling, Inc.(a)	28,899	1,158,561

Kadant, Inc.	10,726	800,696

Kennametal, Inc.(a)	200,275	3,729,120

Lindsay Corp.(a)	15,612	1,429,747

Miller Industries, Inc.	33,715	953,460

Mueller Industries, Inc.	77,749	1,861,311

Mueller Water Products, Inc. Class A	321,178	2,572,636

Omega Flex, Inc.(a)	14,302	1,207,089

Park-Ohio Holdings Corp.	17,598	333,306

REV Group, Inc.(a)	123,628	515,529

Spartan Motors, Inc.	24,845	320,749

Standex International Corp.	15,509	760,251

Tennant Co.	22,569	1,307,874

Terex Corp.(a)	114,516	1,644,450

Titan International, Inc.	39,528	61,268

Trinity Industries, Inc.	462,100	7,425,947

Wabash National Corp.	115,298	832,452

Watts Water Technologies, Inc. Class A	29,433	2,491,503

Total Machinery		56,330,258

Marine – 0.3%

Matson, Inc.(a)	114,375	3,502,162

Media – 1.7%

Entercom Communications Corp. Class A	262,822	449,426

Entravision Communications Corp. Class A	480,425	975,263

EW Scripps Co. (The) Class A(a)	102,093	769,781

Gannett Co., Inc.(a)	1,737,620	2,571,678

John Wiley & Sons, Inc. Class A	146,735	5,501,095

Meredith Corp.(a)	292,894	3,579,165

National CineMedia, Inc.(a)	846,898	2,760,887

Saga Communications, Inc. Class A(a)	19,507	536,638

Scholastic Corp.	57,023	1,453,516

Sinclair Broadcast Group, Inc. Class A(a)	198,731	3,195,594

Townsquare Media, Inc. Class A	52,728	243,076

Total Media		22,036,119

Metals & Mining – 2.2%

Carpenter Technology Corp.	77,763	1,516,378

Cleveland-Cliffs, Inc.	850,252	3,358,495

Commercial Metals Co.	288,296	4,552,194

Compass Minerals International, Inc.(a)	190,628	7,333,459

Gold Resource Corp.	53,801	147,953

Haynes International, Inc.	31,918	657,830

Hecla Mining Co.(a)	180,374	328,281

Kaiser Aluminum Corp.	36,187	2,507,035

Materion Corp.(a)	16,392	573,884

Olympic Steel, Inc.	5,413	56,025

Schnitzer Steel Industries, Inc. Class A	100,621	1,312,098

SunCoke Energy, Inc.(a)	402,526	1,549,725

United States Steel Corp.(a)	271,551	1,713,487

Worthington Industries, Inc.	151,931	3,988,189

Total Metals & Mining		29,595,033

Multi-Utilities – 1.0%

Avista Corp.	244,519	10,389,612

Unitil Corp.	44,640	2,335,565

Total Multi-Utilities		12,725,177

Multiline Retail – 0.3%

Big Lots, Inc.	191,036	2,716,532

Dillard’s, Inc. Class A	19,894	735,083

Total Multiline Retail		3,451,615

Oil, Gas & Consumable Fuels – 3.2%

Adams Resources & Energy, Inc.	10,291	241,839

Amplify Energy Corp.	465,566	263,464

Antero Midstream Corp.(a)	5,312,419	11,156,080

Arch Coal, Inc. Class A(a)	39,932	1,154,035

Berry Corp.(a)	483,477	1,165,180

Brigham Minerals, Inc. Class A(a)	170,914	1,413,459

Delek U.S. Holdings, Inc.(a)	302,915	4,773,940

Equitrans Midstream Corp.(a)	3,148,873	15,838,831

Evolution Petroleum Corp.(a)	270,327	705,554

Falcon Minerals Corp.(a)	420,801	904,722

NACCO Industries, Inc. Class A	11,240	314,495

Panhandle Oil and Gas, Inc. Class A	23,238	85,748

Peabody Energy Corp.(a)	606,087	1,757,652

SM Energy Co.(a)	132,986	162,243

World Fuel Services Corp.	67,130	1,690,333

Total Oil, Gas & Consumable Fuels		41,627,575

Paper & Forest Products – 1.2%

Boise Cascade Co.	46,094	1,096,115

Domtar Corp.	306,558	6,633,915

Neenah, Inc.	49,235	2,123,506

PH Glatfelter Co.	133,399	1,630,136

Schweitzer-Mauduit International, Inc.(a)	135,982	3,783,019

Total Paper & Forest Products		15,266,691

Personal Products – 0.9%

Inter Parfums, Inc.	69,858	3,237,918

Medifast, Inc.	65,142	4,071,375

Nu Skin Enterprises, Inc. Class A	236,743	5,172,835

Total Personal Products		12,482,128

Pharmaceuticals – 0.1%

Phibro Animal Health Corp. Class A	45,796	1,106,889

Professional Services – 0.8%

Barrett Business Services, Inc.	11,940	473,302

BG Staffing, Inc.	69,767	521,857

CRA International, Inc.	15,934	532,355

Heidrick & Struggles International, Inc.	39,529	889,402

ICF International, Inc.	12,714	873,452

Insperity, Inc.	62,953	2,348,147

Kelly Services, Inc. Class A	51,312	651,149

Kforce, Inc.	51,630	1,320,179

Korn Ferry	58,793	1,429,846

Resources Connection, Inc.	122,648	1,345,449

Total Professional Services		10,385,138

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2020

Investments	Shares	Value

Real Estate Management & Development – 0.2%

Consolidated-Tomoka Land Co.(a)	1,253	$56,799

Griffin Industrial Realty, Inc.	2,982	97,511

Newmark Group, Inc. Class A	221,782	942,574

RE/MAX Holdings, Inc. Class A	18,137	397,563

RMR Group, Inc. (The) Class A	23,891	644,340

Total Real Estate Management & Development		2,138,787

Road & Rail – 1.1%

ArcBest Corp.	32,468	568,839

Heartland Express, Inc.	34,358	638,028

Marten Transport Ltd.	34,331	704,472

Ryder System, Inc.	259,328	6,856,632

Schneider National, Inc. Class B	111,710	2,160,472

Universal Logistics Holdings, Inc.	65,639	859,871

Werner Enterprises, Inc.	76,959	2,790,533

Total Road & Rail		14,578,847

Semiconductors & Semiconductor Equipment – 0.6%

Cohu, Inc.(a)	61,308	758,993

NVE Corp.	31,832	1,656,219

Power Integrations, Inc.	26,074	2,303,116

Xperi Corp.(a)	212,760	2,959,492

Total Semiconductors & Semiconductor Equipment		7,677,820

Software – 0.4%

American Software, Inc. Class A	115,195	1,636,921

Ebix, Inc.(a)	29,078	441,404

GlobalSCAPE, Inc.(a)	7,262	51,705

Progress Software Corp.	82,384	2,636,288

QAD, Inc. Class A	12,819	511,863

Total Software		5,278,181

Specialty Retail – 2.7%

Abercrombie & Fitch Co. Class A(a)	339,252	3,083,801

American Eagle Outfitters, Inc.(a)	728,403	5,790,804

Bed Bath & Beyond, Inc.(a)	632,340	2,662,151

Caleres, Inc.(a)	55,937	290,872

Camping World Holdings, Inc. Class A(a)	99,455	565,899

Cato Corp. (The) Class A	192,701	2,056,120

Chico’s FAS, Inc.(a)	1,136,700	1,466,343

Citi Trends, Inc.	25,743	229,113

Designer Brands, Inc. Class A	487,856	2,429,523

Dick’s Sporting Goods, Inc.(a)	165,013	3,508,176

Group 1 Automotive, Inc.(a)	22,296	986,821

Guess?, Inc.(a)	186,004	1,259,247

Haverty Furniture Cos., Inc.(a)	76,444	908,919

Monro, Inc.	40,339	1,767,252

Office Depot, Inc.(a)	2,507,091	4,111,629

Rent-A-Center, Inc.(a)	257,495	3,640,979

Shoe Carnival, Inc.	19,372	402,356

Sonic Automotive, Inc. Class A(a)	42,888	569,553

Winmark Corp.	2,230	284,147

Total Specialty Retail		36,013,705

Technology Hardware, Storage & Peripherals – 0.0%

AstroNova, Inc.	10,940	84,894

Textiles, Apparel & Luxury Goods – 0.8%

Culp, Inc.	28,988	213,352

Kontoor Brands, Inc.(a)	369,156	7,076,720

Oxford Industries, Inc.	36,500	1,323,490

Rocky Brands, Inc.	19,471	376,764

Superior Group of Cos., Inc.	43,582	368,704

Wolverine World Wide, Inc.	106,752	1,622,630

Total Textiles, Apparel & Luxury Goods		10,981,660

Thrifts & Mortgage Finance – 2.5%

Capitol Federal Financial, Inc.	265,256	3,079,622

ESSA Bancorp, Inc.	18,095	246,997

Federal Agricultural Mortgage Corp. Class C	22,815	1,269,198

First Defiance Financial Corp.	83,496	1,230,731

Flagstar Bancorp, Inc.	17,906	355,076

FS Bancorp, Inc.	2,626	94,536

Hingham Institution for Savings	1,048	151,949

Home Bancorp, Inc.	16,545	404,029

Kearny Financial Corp.	128,414	1,103,076

Luther Burbank Corp.	84,496	774,828

Merchants Bancorp	45,497	690,644

Meridian Bancorp, Inc.	64,889	728,055

Meta Financial Group, Inc.	16,405	356,317

Northfield Bancorp, Inc.	97,505	1,091,081

Northwest Bancshares, Inc.(a)	355,735	4,115,854

OceanFirst Financial Corp.	109,825	1,747,316

OP Bancorp	22,231	165,843

PB Bancorp, Inc.(a)	7,393	110,156

PCSB Financial Corp.	11,883	166,243

PennyMac Financial Services, Inc.(a)	83,403	1,844,040

Provident Financial Holdings, Inc.	10,491	159,778

Provident Financial Services, Inc.	182,385	2,345,471

Prudential Bancorp, Inc.	6,661	98,583

Riverview Bancorp, Inc.	73,354	367,504

Southern Missouri Bancorp, Inc.	9,904	240,370

Standard AVB Financial Corp.	8,092	171,227

Sterling Bancorp, Inc.(a)	42,146	181,228

Territorial Bancorp, Inc.	22,551	553,627

Timberland Bancorp, Inc.	13,335	243,897

TrustCo Bank Corp.	226,708	1,226,490

Walker & Dunlop, Inc.	41,547	1,673,098

Washington Federal, Inc.	138,357	3,591,748

Waterstone Financial, Inc.	53,089	771,914

Western New England Bancorp, Inc.	83,078	561,607

WSFS Financial Corp.	43,112	1,074,351

Total Thrifts & Mortgage Finance		32,986,484

Tobacco – 1.5%

Turning Point Brands, Inc.(a)	14,773	311,858

Universal Corp.	153,751	6,797,332

Vector Group Ltd.(a)	1,297,874	12,225,973

Total Tobacco		19,335,163

Trading Companies & Distributors – 1.2%

Applied Industrial Technologies, Inc.	80,494	3,680,186

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2020

Investments	Shares	Value

GATX Corp.(a)	86,941	$5,439,029

H&E Equipment Services, Inc.	133,481	1,959,501

Kaman Corp.	39,585	1,522,835

Rush Enterprises, Inc. Class A	43,054	1,374,284

Rush Enterprises, Inc. Class B	10,399	317,273

Systemax, Inc.	81,452	1,444,144

Total Trading Companies & Distributors		15,737,252

Water Utilities – 1.4%

American States Water Co.	67,137	5,487,778

Artesian Resources Corp. Class A	25,572	955,881

California Water Service Group	86,441	4,349,711

Global Water Resources, Inc.	75,940	773,829

Middlesex Water Co.	37,708	2,267,005

SJW Group	55,505	3,206,524

York Water Co. (The)	25,550	1,110,403

Total Water Utilities		18,151,131

Wireless Telecommunication Services – 0.6%

Shenandoah Telecommunications Co.(a)	41,653	2,051,410

Spok Holdings, Inc.	88,079	941,565

Telephone & Data Systems, Inc.	329,780	5,527,113

Total Wireless Telecommunication Services		8,520,088
Total United States		1,306,404,569

Puerto Rico – 0.3%

Banks – 0.2%

First Bancorp	306,879	1,632,596

OFG Bancorp	47,584	531,989

Total Banks		2,164,585

IT Services – 0.1%
EVERTEC, Inc.(a)	49,549	1,126,249
Total Puerto Rico		3,290,834
TOTAL COMMON STOCKS (Cost: $1,884,001,549)		1,309,695,403

EXCHANGE-TRADED FUND – 0.2%

United States – 0.2%

WisdomTree U.S. MidCap Dividend Fund(a)(b)
(Cost: $2,368,199)	101,404	2,449,921

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 8.0%

United States – 8.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $105,530,795)	105,530,795	105,530,795

TOTAL INVESTMENTS IN SECURITIES – 107.7% (Cost: $1,991,900,543)		1,417,676,119

Other Assets less Liabilities – (7.7)%		(100,756,993)

NET ASSETS – 100.0%		$1,316,919,126

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $191,957,417 and the total market value of the collateral held by the Fund was $197,708,219. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $92,177,424.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree U.S. MidCap Dividend Fund	$18,990,782	$23,216,224	$40,494,686	$1,623,269	$(885,668)	$2,449,921	$153,298

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 0.8%

AAR Corp.	24,333	$432,154

Aerovironment, Inc.*	8,004	487,924

Astronics Corp.*	17,443	160,127

Cubic Corp.	10,625	438,919

Ducommun, Inc.*	7,280	180,908

Kratos Defense & Security Solutions, Inc.*(a)	11,720	162,205

National Presto Industries, Inc.(a)	4,549	322,114

Park Aerospace Corp.	3,378	42,563

Triumph Group, Inc.	61,459	415,463

Vectrus, Inc.*	10,218	423,127

Virgin Galactic Holdings, Inc.*(a)	13,202	195,125

Total Aerospace & Defense		3,260,629

Air Freight & Logistics – 1.0%

Air Transport Services Group, Inc.*	41,547	759,479

Atlas Air Worldwide Holdings, Inc.*(a)	34,752	892,084

Echo Global Logistics, Inc.*	14,687	250,854

Forward Air Corp.	18,155	919,551

Hub Group, Inc. Class A*	28,120	1,278,616

Total Air Freight & Logistics		4,100,584

Airlines – 0.4%

Hawaiian Holdings, Inc.(a)	117,181	1,223,370

Mesa Air Group, Inc.*	87,942	289,329

Total Airlines		1,512,699

Auto Components – 1.1%

American Axle & Manufacturing Holdings, Inc.*	255,123	920,994

Cooper Tire & Rubber Co.	48,131	784,535

Cooper-Standard Holdings, Inc.*	51,393	527,806

Gentherm, Inc.*	23,126	726,156

Modine Manufacturing Co.*	85,617	278,255

Standard Motor Products, Inc.	17,599	731,591

Stoneridge, Inc.*(a)	18,689	313,041

Tenneco, Inc. Class A(a)	132,246	476,086

Total Auto Components		4,758,464

Automobiles – 0.2%

Winnebago Industries, Inc.	31,416	873,679

Banks – 16.0%

1st Source Corp.	23,317	756,170

Allegiance Bancshares, Inc.(a)	19,494	470,000

Amalgamated Bank Class A	29,684	321,181

Amerant Bancorp, Inc.*(a)	30,721	472,796

American National Bankshares, Inc.	9,500	227,050

Arrow Financial Corp.	12,297	342,717

Atlantic Capital Bancshares, Inc.*	20,285	240,783

Banc of California, Inc.	6,757	54,056

BancFirst Corp.	28,142	939,099

Bancorp, Inc. (The)*	15,836	96,125

Bank First Corp.(a)	4,647	260,232

Bank of Marin Bancorp	9,537	286,110

BankFinancial Corp.	14,481	127,578

Banner Corp.	35,601	1,176,257

Baycom Corp.*(a)	9,663	116,439

BCB Bancorp, Inc.	20,845	221,999

Berkshire Hills Bancorp, Inc.	45,283	672,905

Boston Private Financial Holdings, Inc.	87,663	626,790

Bridge Bancorp, Inc.	22,486	475,804

Brookline Bancorp, Inc.	68,505	772,736

Bryn Mawr Bank Corp.	18,636	528,890

Byline Bancorp, Inc.	42,044	435,996

Cadence BanCorp	161,300	1,056,515

Cambridge Bancorp(a)	4,155	216,060

Camden National Corp.	13,234	416,209

Capital City Bank Group, Inc.	12,767	256,872

Capstar Financial Holdings, Inc.	20,830	206,009

Carolina Financial Corp.	21,055	544,693

Carter Bank & Trust	16,914	155,271

CBTX, Inc.	23,827	423,406

Central Pacific Financial Corp.	26,157	415,896

Central Valley Community Bancorp	14,058	183,316

Century Bancorp, Inc. Class A	4,658	289,914

City Holding Co.	14,558	968,544

Civista Bancshares, Inc.	17,763	265,734

CNB Financial Corp.	14,673	276,880

Coastal Financial Corp.*	10,249	107,717

Codorus Valley Bancorp, Inc.	11,857	190,898

Community Trust Bancorp, Inc.	16,349	519,735

ConnectOne Bancorp, Inc.	41,499	557,747

Customers Bancorp, Inc.*(a)	27,546	301,078

Dime Community Bancshares, Inc.	26,218	359,449

Eagle Bancorp, Inc.	40,286	1,217,040

Enterprise Bancorp, Inc.	13,296	358,859

Enterprise Financial Services Corp.	28,425	793,342

Equity Bancshares, Inc. Class A*	11,887	205,051

Farmers National Banc Corp.	29,035	337,677

FB Financial Corp.	26,997	532,381

Financial Institutions, Inc.	17,044	309,178

First Bancorp	29,559	682,222

First Bancorp, Inc.	11,240	247,280

First Bancshares, Inc. (The)	14,315	272,987

First Busey Corp.	47,399	810,997

First Business Financial Services, Inc.	11,231	174,080

First Capital, Inc.	1,695	101,530

First Choice Bancorp	16,050	240,910

First Commonwealth Financial Corp.	93,132	851,226

First Community Bankshares, Inc.	16,925	394,352

First Financial Corp.	13,223	445,880

First Foundation, Inc.	43,316	442,690

First Internet Bancorp	12,903	211,867

First Interstate BancSystem, Inc. Class A	57,959	1,671,538

First Merchants Corp.	46,524	1,232,421

First Mid Bancshares, Inc.	17,334	411,509

First of Long Island Corp. (The)	20,574	356,959

First United Corp.	6,686	95,543

Flushing Financial Corp.	24,899	332,651

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2020

Investments	Shares	Value

Franklin Financial Network, Inc.	8,190	$166,994

FVCBankcorp, Inc.*(a)	11,543	153,753

German American Bancorp, Inc.	19,320	530,334

Great Southern Bancorp, Inc.	14,664	592,426

Great Western Bancorp, Inc.	59,991	1,228,616

Guaranty Bancshares, Inc.	9,942	230,058

Hanmi Financial Corp.	28,911	313,684

HarborOne Bancorp, Inc.*	17,765	133,770

Heartland Financial USA, Inc.	38,324	1,157,385

Heritage Commerce Corp.	51,714	396,646

Heritage Financial Corp.	32,751	655,020

Hilltop Holdings, Inc.	104,080	1,573,690

HomeTrust Bancshares, Inc.	14,082	224,185

Hope Bancorp, Inc.	150,093	1,233,764

Horizon Bancorp, Inc.	41,741	411,566

Howard Bancorp, Inc.*	9,101	98,837

Independent Bank Corp.	25,455	327,606

Investar Holding Corp.	9,129	116,577

Lakeland Bancorp, Inc.	53,584	579,243

Lakeland Financial Corp.	22,314	820,039

Live Oak Bancshares, Inc.	18,016	224,660

Macatawa Bank Corp.	34,426	245,113

Mercantile Bank Corp.	16,367	346,489

Metropolitan Bank Holding Corp.*	7,811	210,350

Midland States Bancorp, Inc.	30,014	524,945

MidWestOne Financial Group, Inc.	13,949	292,092

MutualFirst Financial, Inc.	7,173	202,279

National Bank Holdings Corp. Class A	25,441	608,040

National Bankshares, Inc.	5,078	161,988

NBT Bancorp, Inc.	36,806	1,192,146

Nicolet Bankshares, Inc.*(a)	9,518	519,492

Northeast Bank *	7,199	83,940

Northrim BanCorp, Inc.	7,407	199,989

Old Second Bancorp, Inc.	41,967	289,992

Opus Bank	11,613	201,253

Origin Bancorp, Inc.	19,859	402,145

Orrstown Financial Services, Inc.	14,670	202,006

Pacific Premier Bancorp, Inc.	61,670	1,161,863

Parke Bancorp, Inc.	16,983	229,101

PCB Bancorp	21,812	213,321

Peapack Gladstone Financial Corp.	19,026	341,517

People’s Utah Bancorp	19,205	372,001

Peoples Bancorp, Inc.	15,168	335,971

Peoples Financial Services Corp.	7,187	285,611

Preferred Bank	17,426	589,347

Premier Financial Bancorp, Inc.	16,822	208,593

QCR Holdings, Inc.	16,549	447,981

RBB Bancorp	26,448	362,867

Reliant Bancorp, Inc.(a)	10,432	117,569

Renasant Corp.	62,381	1,362,401

Republic Bancorp, Inc. Class A	21,240	701,557

Republic First Bancorp, Inc.*	87	191

S&T Bancorp, Inc.	32,588	890,304

Sandy Spring Bancorp, Inc.(a)	40,700	921,448

SB One Bancorp	11,044	187,748

Seacoast Banking Corp. of Florida*(a)	36,940	676,371

ServisFirst Bancshares, Inc.	49,261	1,444,333

Sierra Bancorp	16,340	287,257

SmartFinancial, Inc.	14,871	226,188

Southern First Bancshares, Inc.*	7,672	217,655

Southern National Bancorp of Virginia, Inc.	26,683	262,561

Southside Bancshares, Inc.(a)	26,521	805,973

Spirit of Texas Bancshares, Inc.*	9,836	101,704

Stock Yards Bancorp, Inc.	18,056	522,360

Summit Financial Group, Inc.	14,618	310,048

Towne Bank	64,711	1,170,622

TriCo Bancshares	30,351	905,067

TriState Capital Holdings, Inc.*	15,013	145,176

Triumph Bancorp, Inc.*	19,568	508,768

Trustmark Corp.	54,676	1,273,951

Univest Financial Corp.	32,600	532,032

Veritex Holdings, Inc.	34,224	478,109

Washington Trust Bancorp, Inc.	17,013	621,995

West Bancorporation, Inc.	13,596	222,295

Westamerica Bancorporation(a)	14,905	876,116

Total Banks		67,232,910

Beverages – 0.2%

Celsius Holdings, Inc.*(a)	31,108	130,965

Coca-Cola Consolidated, Inc.	2,980	621,419

MGP Ingredients, Inc.	10,791	290,170

Total Beverages		1,042,554

Biotechnology – 0.9%

Anika Therapeutics, Inc.*(a)	7,876	227,695

BioSpecifics Technologies Corp.*	5,390	304,912

Catalyst Pharmaceuticals, Inc.*(a)	28,763	110,737

Eagle Pharmaceuticals, Inc.*	6,017	276,782

Enanta Pharmaceuticals, Inc.*(a)	10,630	546,701

Jounce Therapeutics, Inc.*(a)	118,225	561,569

Lexicon Pharmaceuticals, Inc.*(a)	523,845	1,021,498

Vanda Pharmaceuticals, Inc.*	23,194	240,290

Xencor, Inc.*(a)	13,231	395,342

Total Biotechnology		3,685,526

Building Products – 1.1%

American Woodmark Corp.*(a)	11,349	517,174

Apogee Enterprises, Inc.	14,861	309,406

Cornerstone Building Brands, Inc.*	90,144	411,057

CSW Industrials, Inc.	8,320	539,552

Gibraltar Industries, Inc.*	16,947	727,365

Griffon Corp.	31,215	394,870

Insteel Industries, Inc.	2,914	38,610

Patrick Industries, Inc.	26,243	739,003

PGT Innovations, Inc.*	46,983	394,187

Quanex Building Products Corp.	15,967	160,947

Resideo Technologies, Inc.*	73,028	353,456

Total Building Products		4,585,627

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2020

Investments	Shares	Value

Capital Markets – 3.0%

Artisan Partners Asset Management, Inc. Class A	55,199	$1,186,226

B. Riley Financial, Inc.	25,960	478,183

Blucora, Inc.*	21,295	256,605

BrightSphere Investment Group	231,432	1,478,850

Cowen, Inc.	22,517	217,514

Diamond Hill Investment Group, Inc.	4,291	387,220

Donnelley Financial Solutions, Inc.*	25,790	135,913

Focus Financial Partners, Inc. Class A*(a)	4,073	93,720

Hamilton Lane, Inc. Class A	7,819	432,469

Houlihan Lokey, Inc.	44,624	2,325,803

INTL FCStone, Inc.*	18,810	682,051

Moelis & Co. Class A	34,387	966,275

Oppenheimer Holdings, Inc. Class A	17,673	349,218

Piper Sandler Cos.	12,458	630,001

PJT Partners, Inc. Class A	6,109	265,069

Pzena Investment Management, Inc. Class A	19,946	88,959

Safeguard Scientifics, Inc.	42,427	235,470

Sutter Rock Capital Corp.(a)	13,474	78,958

Victory Capital Holdings, Inc. Class A(a)	59,352	970,999

Virtus Investment Partners, Inc.	5,879	447,451

Waddell & Reed Financial, Inc. Class A	93,107	1,059,558

Westwood Holdings Group, Inc.	3,463	63,407

Total Capital Markets		12,829,919

Chemicals – 2.3%

Advanced Emissions Solutions, Inc.(a)	44,512	292,444

AdvanSix, Inc.*	46,687	445,394

American Vanguard Corp.	13,813	199,736

Ferro Corp.*(a)	73,309	686,172

FutureFuel Corp.	13,755	155,019

GCP Applied Technologies, Inc.*	35,027	623,481

Hawkins, Inc.	8,649	307,904

Intrepid Potash, Inc.*	113,961	91,169

Koppers Holdings, Inc.*	18,408	227,707

Kraton Corp.*	18,591	150,587

Kronos Worldwide, Inc.	120,162	1,014,167

Livent Corp.*(a)	208,296	1,093,554

Minerals Technologies, Inc.	38,143	1,383,065

OMNOVA Solutions, Inc.*	17,668	179,154

PQ Group Holdings, Inc.*	71,392	778,173

Stepan Co.	15,490	1,370,245

Trecora Resources*	4,145	24,663

Tredegar Corp.	37,177	581,076

Total Chemicals		9,603,710

Commercial Services & Supplies – 3.0%

ACCO Brands Corp.	158,514	800,496

BrightView Holdings, Inc.*(a)	38,642	427,381

Casella Waste Systems, Inc. Class A*	10,440	407,786

CECO Environmental Corp.*	17,869	83,448

Deluxe Corp.	54,550	1,414,481

Ennis, Inc.	23,786	446,701

Harsco Corp.*(a)	45,418	316,563

Healthcare Services Group, Inc.(a)	40,145	959,867

Heritage-Crystal Clean, Inc.*	6,857	111,358

HNI Corp.	37,183	936,640

Interface, Inc.	61,819	467,352

Kimball International, Inc. Class B	29,588	352,393

Knoll, Inc.	43,307	446,928

Matthews International Corp. Class A	23,179	560,700

McGrath RentCorp	17,293	905,807

Mobile Mini, Inc.	24,903	653,206

PICO Holdings, Inc.*	6,449	50,173

Pitney Bowes, Inc.(a)	425,087	867,177

RR Donnelley & Sons Co.(a)	272,604	261,291

SP Plus Corp.*	15,551	322,683

Steelcase, Inc. Class A	99,864	985,658

U.S. Ecology, Inc.	12,812	389,485

Viad Corp.	10,498	222,873

VSE Corp.	11,900	195,041

Total Commercial Services & Supplies		12,585,488

Communications Equipment – 0.2%

Comtech Telecommunications Corp.	10,680	141,937

Digi International, Inc.*(a)	7,784	74,259

Harmonic, Inc.*(a)	3,915	22,551

InterDigital, Inc.	1,471	65,651

NETGEAR, Inc.*	17,718	404,679

Total Communications Equipment		709,077

Construction & Engineering – 1.8%

Aegion Corp.*	14,849	266,243

Ameresco, Inc. Class A*	28,780	490,123

Arcosa, Inc.	39,253	1,559,914

Comfort Systems USA, Inc.	29,558	1,080,345

Construction Partners, Inc. Class A*	36,592	618,039

Dycom Industries, Inc.*(a)	16,435	421,558

Great Lakes Dredge & Dock Corp.*	63,811	529,631

MYR Group, Inc.*	12,636	330,937

Northwest Pipe Co.*	7,260	161,535

NV5 Global, Inc.*(a)	8,549	352,988

Primoris Services Corp.	56,350	895,965

Sterling Construction Co., Inc.*	40,670	386,365

Tutor Perini Corp.*	73,237	492,153

Total Construction & Engineering		7,585,796

Construction Materials – 0.0%

U.S. Concrete, Inc.*(a)	3,815	69,204

Consumer Finance – 1.6%

Curo Group Holdings Corp.(a)	96,437	511,116

Elevate Credit, Inc.*	89,677	93,264

Encore Capital Group, Inc.*	58,055	1,357,326

Enova International, Inc.*	55,783	808,296

EZCORP, Inc. Class A*(a)	59,676	248,849

Green Dot Corp. Class A*	55,664	1,413,309

Nelnet, Inc. Class A	23,410	1,063,048

PRA Group, Inc.*	23,652	655,633

Regional Management Corp.*	16,568	226,319

World Acceptance Corp.*(a)	7,114	388,496

Total Consumer Finance		6,765,656

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2020

Investments	Shares	Value

Containers & Packaging – 0.8%

Myers Industries, Inc.	18,616	$200,122

O-I Glass, Inc.	429,031	3,050,411

UFP Technologies, Inc.*	5,271	200,772

Total Containers & Packaging		3,451,305

Distributors – 0.3%

Core-Mark Holding Co., Inc.	28,824	823,502

Funko, Inc. Class A*(a)	25,968	103,612

Weyco Group, Inc.	12,066	243,371

Total Distributors		1,170,485

Diversified Consumer Services – 0.9%

Adtalem Global Education, Inc.*	62,686	1,679,358

American Public Education, Inc.*	9,019	215,825

Carriage Services, Inc.	7,995	129,119

Collectors Universe, Inc.	6,450	101,072

K12, Inc.*	24,242	457,204

Laureate Education, Inc. Class A*	55,750	585,932

Perdoceo Education Corp.*	49,254	531,451

Select Interior Concepts, Inc. Class A*	2,520	5,216

Total Diversified Consumer Services		3,705,177

Diversified Financial Services – 0.1%

Marlin Business Services Corp.	13,949	155,810

On Deck Capital, Inc.*	117,644	181,172

Total Diversified Financial Services		336,982

Diversified Telecommunication Services – 0.0%

ATN International, Inc.	1,884	110,609

IDT Corp. Class B*	12,595	68,265

Total Diversified Telecommunication Services		178,874

Electric Utilities – 0.3%

Genie Energy Ltd. Class B	28,720	206,210

Otter Tail Corp.	21,061	936,372

Spark Energy, Inc. Class A	7,960	49,909

Total Electric Utilities		1,192,491

Electrical Equipment – 0.9%

Allied Motion Technologies, Inc.	4,738	112,291

Atkore International Group, Inc.*	47,034	991,006

AZZ, Inc.	17,228	484,451

Encore Wire Corp.	16,525	693,885

Powell Industries, Inc.	1,127	28,930

Preformed Line Products Co.	4,324	215,465

Sunrun, Inc.*	35,471	358,257

Thermon Group Holdings, Inc.*	12,770	192,444

TPI Composites, Inc.*(a)	4,077	60,258

Vicor Corp.*(a)	6,506	289,777

Vivint Solar, Inc.*(a)	114,692	501,204

Total Electrical Equipment		3,927,968

Electronic Equipment, Instruments & Components – 2.8%

Badger Meter, Inc.	10,233	548,489

Bel Fuse, Inc. Class B	5,849	56,969

Benchmark Electronics, Inc.	20,368	407,156

CTS Corp.	24,728	615,480

ePlus, Inc.*	10,022	627,578

KEMET Corp.	72,564	1,753,146

Kimball Electronics, Inc.*	25,655	280,153

Knowles Corp.*	38,598	516,441

Luna Innovations, Inc.*	3,677	22,614

Methode Electronics, Inc.	33,906	896,136

MTS Systems Corp.	13,629	306,652

Napco Security Technologies, Inc.*(a)	6,668	101,154

nLight, Inc.*(a)	460	4,825

OSI Systems, Inc.*	10,432	718,973

PC Connection, Inc.	22,419	923,887

Plexus Corp.*	20,456	1,116,079

Sanmina Corp.*	72,209	1,969,862

ScanSource, Inc.*	23,859	510,344

TTM Technologies, Inc.*	29,685	306,943

Vishay Precision Group, Inc.*	8,824	177,186

Total Electronic Equipment, Instruments & Components		11,860,067

Energy Equipment & Services – 0.9%

Apergy Corp.*	38,573	221,795

Archrock, Inc.	135,553	509,679

Cactus, Inc. Class A	30,532	354,171

DMC Global, Inc.	14,932	343,585

Dril-Quip, Inc.*	1,268	38,674

FTS International, Inc.*(a)	343,586	76,620

Helix Energy Solutions Group, Inc.*(a)	60,070	98,515

Liberty Oilfield Services, Inc. Class A	99,979	268,944

Matrix Service Co.*	21,011	198,974

Newpark Resources, Inc.*	55,357	49,655

ProPetro Holding Corp.*	370,506	926,265

RPC, Inc.(a)	14,438	29,742

SEACOR Holdings, Inc.*	5,427	146,312

Select Energy Services, Inc. Class A*(a)	50,951	164,572

Solaris Oilfield Infrastructure, Inc. Class A	53,950	283,237

Total Energy Equipment & Services		3,710,740

Entertainment – 0.2%

Marcus Corp. (The)	19,989	246,265

Reading International, Inc. Class A*(a)	6,880	26,763

Sciplay Corp. Class A*(a)	51,756	492,976

Total Entertainment		766,004

Equity Real Estate Investment Trusts (REITs) – 3.3%

Alexander & Baldwin, Inc.	79,870	896,141

Alexander’s, Inc.	2,556	705,328

Armada Hoffler Properties, Inc.	17,281	184,907

CareTrust REIT, Inc.	27,707	409,787

CBL & Associates Properties, Inc.(a)	462,939	92,634

Chatham Lodging Trust	20,082	119,287

Community Healthcare Trust, Inc.	2,468	94,475

CoreCivic, Inc.	174,764	1,952,114

CorEnergy Infrastructure Trust, Inc.(a)	4,923	90,485

Diversified Healthcare Trust	141,663	514,237

Easterly Government Properties, Inc.	982	24,196

Essential Properties Realty Trust, Inc.	19,640	256,498

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2020

Investments	Shares	Value

Farmland Partners, Inc.	4,795	$29,106

Four Corners Property Trust, Inc.	39,899	746,510

GEO Group, Inc. (The)	161,202	1,960,216

Getty Realty Corp.	19,015	451,416

Industrial Logistics Properties Trust	42,146	739,241

Innovative Industrial Properties, Inc.	1,978	150,190

Jernigan Capital, Inc.	48,468	531,209

Kite Realty Group Trust	8,829	83,611

LTC Properties, Inc.	24,411	754,300

Monmouth Real Estate Investment Corp.	19,833	238,988

One Liberty Properties, Inc.	6,242	86,951

Retail Opportunity Investments Corp.	79,739	661,036

Retail Value, Inc.	34,169	418,570

RPT Realty	6,284	37,893

Safehold, Inc.	6,914	437,172

Saul Centers, Inc.	10,944	358,307

Summit Hotel Properties, Inc.	24,743	104,415

Tanger Factory Outlet Centers, Inc.(a)	76,050	380,250

Universal Health Realty Income Trust	1,767	178,131

Urstadt Biddle Properties, Inc. Class A	13,246	186,769

Whitestone REIT	17,615	109,213

Total Equity Real Estate Investment Trusts (REITs)		13,983,583

Food & Staples Retailing – 0.7%

Andersons, Inc. (The)	13,265	248,719

Chefs’ Warehouse, Inc. (The)*	8,511	85,706

Ingles Markets, Inc. Class A	22,125	800,040

Natural Grocers by Vitamin Cottage, Inc.	14,218	120,995

SpartanNash Co.	34,883	499,525

Village Super Market, Inc. Class A	14,506	356,557

Weis Markets, Inc.(a)	20,709	862,737

Total Food & Staples Retailing		2,974,279

Food Products – 0.8%

B&G Foods, Inc.(a)	49,739	899,779

Calavo Growers, Inc.	5,773	333,044

Hostess Brands, Inc.*	55,945	596,374

John B. Sanfilippo & Son, Inc.	7,059	631,075

Tootsie Roll Industries, Inc.	24,415	877,964

Total Food Products		3,338,236

Gas Utilities – 0.4%

Chesapeake Utilities Corp.	9,102	780,133

Northwest Natural Holding Co.	14,471	893,584

Total Gas Utilities		1,673,717

Health Care Equipment & Supplies – 0.8%

Atrion Corp.	626	406,900

BioLife Solutions, Inc.*(a)	9,863	93,698

CryoLife, Inc.*	1,337	22,622

FONAR Corp.*	11,167	163,261

Heska Corp.*(a)	596	32,959

Inogen, Inc.*	6,209	320,757

IntriCon Corp.*	1,083	12,747

iRadimed Corp.*(a)	4,508	96,246

Lantheus Holdings, Inc.*	23,183	295,815

LeMaitre Vascular, Inc.(a)	7,959	198,338

Meridian Bioscience, Inc.	39,915	335,286

Merit Medical Systems, Inc.*	10,658	333,062

Mesa Laboratories, Inc.	684	154,646

Natus Medical, Inc.*	6,229	144,077

OraSure Technologies, Inc.*	11,907	128,119

Orthofix Medical, Inc.*	4,572	128,062

STAAR Surgical Co.*(a)	3,483	112,362

Surmodics, Inc.*(a)	443	14,761

Tactile Systems Technology, Inc.*(a)	1,445	58,031

Utah Medical Products, Inc.	2,193	206,252

Varex Imaging Corp.*	5,640	128,084

Zynex, Inc.*(a)	11,860	131,290

Total Health Care Equipment & Supplies		3,517,375

Health Care Providers & Services – 1.2%

Addus HomeCare Corp.*	3,243	219,227

Apollo Medical Holdings, Inc.*(a)	2,628	33,954

BioTelemetry, Inc.*(a)	18,023	694,066

CorVel Corp.*	7,973	434,608

Five Star Senior Living, Inc.*(a)	9,587	26,652

Hanger, Inc.*(a)	8,374	130,467

Joint Corp. (The)*(a)	1,329	14,420

Magellan Health, Inc.*	969	46,618

MEDNAX, Inc.*	110,182	1,282,518

National Research Corp.	7,073	321,680

Patterson Cos., Inc.	66,834	1,021,892

PetIQ, Inc.*(a)	685	15,912

Providence Service Corp. (The)*	4,452	244,326

RadNet, Inc.*	5,261	55,293

Tivity Health, Inc.*(a)	49,830	313,431

U.S. Physical Therapy, Inc.(a)	4,036	278,484

Total Health Care Providers & Services		5,133,548

Health Care Technology – 1.0%

Allscripts Healthcare Solutions, Inc.*(a)	26,214	184,547

Change Healthcare, Inc.*	330,460	3,301,295

Computer Programs & Systems, Inc.	7,626	169,679

HealthStream, Inc.*	5,017	120,157

NextGen Healthcare, Inc.*	18,342	191,490

Simulations Plus, Inc.	2,587	90,338

Total Health Care Technology		4,057,506

Hotels, Restaurants & Leisure – 1.8%

BBX Capital Corp.	69,223	159,905

Biglari Holdings, Inc. Class B*(a)	9,146	470,105

BJ’s Restaurants, Inc.	16,315	226,615

Bloomin’ Brands, Inc.	79,723	569,222

Bluegreen Vacations Corp.	57,612	332,997

Brinker International, Inc.	40,596	487,558

Century Casinos, Inc.*	2,843	6,852

Cheesecake Factory, Inc. (The)(a)	31,789	542,956

Chuy’s Holdings, Inc.*	6,035	60,773

Dave & Buster’s Entertainment, Inc.	39,615	518,164

Del Taco Restaurants, Inc.*(a)	30,644	105,109

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2020

Investments	Shares	Value

Denny’s Corp.*(a)	74,491	$572,091

Dine Brands Global, Inc.	19,690	564,709

El Pollo Loco Holdings, Inc.*(a)	22,645	191,350

Everi Holdings, Inc.*	10,047	33,155

Fiesta Restaurant Group, Inc.*	18,296	73,733

J Alexander’s Holdings, Inc.*	16,244	62,215

Jack in the Box, Inc.(a)	17,216	603,421

Lindblad Expeditions Holdings, Inc.*	10,969	45,741

Monarch Casino & Resort, Inc.*	9,391	263,605

Nathan’s Famous, Inc.	4,196	255,956

Noodles & Co.*(a)	8,107	38,184

RCI Hospitality Holdings, Inc.	18,624	185,681

Red Rock Resorts, Inc. Class A	44,675	381,971

Ruth’s Hospitality Group, Inc.	24,357	162,705

Shake Shack, Inc. Class A*	4,287	161,791

Target Hospitality Corp.*(a)	20,635	41,064

Twin River Worldwide Holdings, Inc.	36,692	477,363

Total Hotels, Restaurants & Leisure		7,594,991

Household Durables – 2.4%

Bassett Furniture Industries, Inc.	4,162	22,683

Beazer Homes USA, Inc.*	37,316	240,315

Cavco Industries, Inc.*	4,868	705,568

Century Communities, Inc.*(a)	42,996	623,872

Ethan Allen Interiors, Inc.	31,070	317,535

Green Brick Partners, Inc.*	68,517	551,562

Hamilton Beach Brands Holding Co. Class A	9,329	88,719

Hooker Furniture Corp.	17,180	268,180

Hovnanian Enterprises, Inc. Class A*(a)	5,741	47,306

Installed Building Products, Inc.*	13,447	536,132

iRobot Corp.*(a)	23,947	979,432

La-Z-Boy, Inc.	42,451	872,368

Legacy Housing Corp.*(a)	22,176	205,128

LGI Homes, Inc.*(a)	28,845	1,302,352

M/I Homes, Inc.*(a)	40,684	672,506

Skyline Champion Corp.*	22,766	356,971

Sonos, Inc.*	8,319	70,545

TRI Pointe Group, Inc.*	174,045	1,526,375

Tupperware Brands Corp.	250,809	406,310

Turtle Beach Corp.*(a)	34,379	214,525

Universal Electronics, Inc.*	1,251	48,001

ZAGG, Inc.*(a)	8,960	27,866

Total Household Durables		10,084,251

Household Products – 0.3%

Central Garden and Pet Co. Class A*	50,203	1,283,691

Industrial Conglomerates – 0.1%

Raven Industries, Inc.	14,245	302,421

Insurance – 3.1%

AMERISAFE, Inc.	14,375	926,756

Benefytt Technologies, Inc.*(a)	8,594	192,420

Crawford & Co. Class A	57,221	411,991

eHealth, Inc.*	2,441	343,742

Employers Holdings, Inc.	39,333	1,593,380

FBL Financial Group, Inc. Class A	20,639	963,222

Genworth Financial, Inc. Class A*	464,986	1,543,753

Goosehead Insurance, Inc. Class A(a)	1,182	52,753

Hallmark Financial Services, Inc.*	14,888	60,148

HCI Group, Inc.(a)	2,798	112,619

Heritage Insurance Holdings, Inc.	20,408	218,570

Horace Mann Educators Corp.	44,512	1,628,694

Investors Title Co.	1,729	221,312

Kinsale Capital Group, Inc.(a)	6,152	643,069

National Western Life Group, Inc. Class A	5,518	949,096

Palomar Holdings, Inc.*	4,655	270,735

ProAssurance Corp.	7,635	190,875

Safety Insurance Group, Inc.	12,078	1,019,746

State Auto Financial Corp.	2,196	61,027

Stewart Information Services Corp.	29,547	788,018

United Fire Group, Inc.	1,468	47,871

Universal Insurance Holdings, Inc.	36,520	654,438

Total Insurance		12,894,235

Interactive Media & Services – 0.2%

ANGI Homeservices, Inc. Class A*(a)	73,781	387,350

Cars.com, Inc.*	2,791	12,001

DHI Group, Inc.*	60,872	131,484

Liberty TripAdvisor Holdings, Inc. Class A*	18,774	33,793

Meet Group, Inc. (The)*	28,831	169,238

QuinStreet, Inc.*(a)	12,240	98,532

Travelzoo*	7,990	31,401

Total Interactive Media & Services		863,799

Internet & Direct Marketing Retail – 0.9%

1-800-Flowers.com, Inc. Class A*(a)	35,873	474,600

Duluth Holdings, Inc. Class B*(a)	19,474	78,091

Groupon, Inc.*(a)	148,223	145,288

Lands’ End, Inc.*	8,482	45,294

PetMed Express, Inc.(a)	15,014	432,103

Revolve Group, Inc.*	24,350	210,384

Shutterstock, Inc.	9,117	293,203

Stamps.com, Inc.*	14,704	1,912,696

Stitch Fix, Inc. Class A*(a)	12,075	153,352

Total Internet & Direct Marketing Retail		3,745,011

IT Services – 2.1%

Cass Information Systems, Inc.	7,708	271,013

CSG Systems International, Inc.	21,183	886,509

Evo Payments, Inc. Class A*	15,348	234,824

GreenSky, Inc. Class A*(a)	56,682	216,525

Hackett Group, Inc. (The)	23,820	302,990

International Money Express, Inc.*	20,329	185,604

ManTech International Corp. Class A	16,813	1,221,801

NIC, Inc.	31,921	734,183

Paysign, Inc.*(a)	6,533	33,710

Perficient, Inc.*(a)	10,733	290,757

Switch, Inc. Class A	19,902	287,186

Sykes Enterprises, Inc.*	25,726	697,689

TTEC Holdings, Inc.	29,558	1,085,370

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2020

Investments	Shares	Value

Unisys Corp.*	150,797	$1,862,343

Virtusa Corp.*	14,042	398,793

Total IT Services		8,709,297

Leisure Products – 1.1%

Acushnet Holdings Corp.	55,692	1,432,398

American Outdoor Brands Corp.*	25,176	208,961

Callaway Golf Co.	52,250	533,995

Clarus Corp.	10,560	103,488

Johnson Outdoors, Inc. Class A	8,685	544,550

Malibu Boats, Inc. Class A*	25,085	722,197

Marine Products Corp.	24,851	200,796

MasterCraft Boat Holdings, Inc.*	42,103	307,352

Sturm Ruger & Co., Inc.	10,219	520,249

Total Leisure Products		4,573,986

Machinery – 4.6%

Alamo Group, Inc.	8,211	728,973

Altra Industrial Motion Corp.	40,629	710,601

Astec Industries, Inc.	2,881	100,749

Blue Bird Corp.*(a)	18,859	206,129

Chart Industries, Inc.*	10,859	314,694

Columbus McKinnon Corp.	22,950	573,750

Commercial Vehicle Group, Inc.*	73,673	111,246

Douglas Dynamics, Inc.	13,595	482,758

Energy Recovery, Inc.*(a)	21,225	157,914

Enerpac Tool Group Corp.	25,285	418,467

EnPro Industries, Inc.	13,680	541,454

Evoqua Water Technologies Corp.*	23,169	259,724

Federal Signal Corp.	47,259	1,289,226

Gorman-Rupp Co. (The)	12,834	400,549

Graham Corp.	1,733	22,356

Greenbrier Cos., Inc. (The)(a)	40,882	725,247

Helios Technologies, Inc.	18,993	720,215

Hurco Cos., Inc.	8,304	241,646

Hyster-Yale Materials Handling, Inc.	6,724	269,565

Kadant, Inc.	7,787	581,300

L.B. Foster Co. Class A*	13,953	172,459

Lindsay Corp.(a)	2,418	221,440

Lydall, Inc.*	16,181	104,529

Manitowoc Co., Inc. (The)*	50,241	427,049

Mayville Engineering Co., Inc.*	27,693	169,758

Meritor, Inc.*(a)	122,437	1,622,290

Miller Industries, Inc.	14,353	405,903

Mueller Industries, Inc.	44,207	1,058,316

Mueller Water Products, Inc. Class A	105,789	847,370

Omega Flex, Inc.	2,595	219,018

Park-Ohio Holdings Corp.	16,050	303,987

REV Group, Inc.	9,270	38,656

Spartan Motors, Inc.	13,977	180,443

SPX Corp.*	21,467	700,683

SPX FLOW, Inc.*	7,141	202,947

Standex International Corp.	9,008	441,572

Tennant Co.	6,891	399,333

Terex Corp.	101,422	1,456,420

TriMas Corp.*	32,780	757,218

Twin Disc, Inc.*(a)	1,593	11,119

Wabash National Corp.	83,252	601,079

Total Machinery		19,198,152

Marine – 0.2%

Matson, Inc.(a)	30,542	935,196

Media – 2.5%

AMC Networks, Inc. Class A*(a)	175,523	4,266,964

Cumulus Media, Inc. Class A*	83,307	451,524

Emerald Holding, Inc.	42,899	111,108

Entercom Communications Corp. Class A	406,489	695,096

Entravision Communications Corp. Class A	68,318	138,686

EW Scripps Co. (The) Class A	48,279	364,024

Gray Television, Inc.*(a)	70,665	758,942

Loral Space & Communications, Inc.*	18,470	300,137

Meredith Corp.(a)	54,868	670,487

MSG Networks, Inc. Class A*(a)	153,239	1,563,038

National CineMedia, Inc.	54,553	177,843

Scholastic Corp.	10,662	271,774

TechTarget, Inc.*	10,665	219,806

Tribune Publishing Co.	5,435	44,078

WideOpenWest, Inc.*(a)	105,546	502,399

Total Media		10,535,906

Metals & Mining – 3.3%

Cleveland-Cliffs, Inc.	1,003,571	3,964,105

Compass Minerals International, Inc.	13,570	522,038

Haynes International, Inc.	4,029	83,038

Kaiser Aluminum Corp.	11,558	800,738

Materion Corp.	12,705	444,802

Olympic Steel, Inc.	10,400	107,640

Ryerson Holding Corp.*	68,095	362,265

Schnitzer Steel Industries, Inc. Class A	37,921	494,490

SunCoke Energy, Inc.	85,281	328,332

United States Steel Corp.(a)	301,154	1,900,282

Universal Stainless & Alloy Products, Inc.*	356	2,745

Warrior Met Coal, Inc.	336,016	3,568,490

Worthington Industries, Inc.	43,738	1,148,122

Total Metals & Mining		13,727,087

Multi-Utilities – 0.1%

Unitil Corp.	8,366	437,709

Multiline Retail – 0.4%

Big Lots, Inc.	63,947	909,326

Dillard’s, Inc. Class A(a)	23,711	876,122

Total Multiline Retail		1,785,448

Oil, Gas & Consumable Fuels – 4.5%

Arch Coal, Inc. Class A(a)	63,438	1,833,358

Berry Corp.	293,043	706,234

Bonanza Creek Energy, Inc.*(a)	126,661	1,424,936

Brigham Minerals, Inc. Class A	3,937	32,559

Callon Petroleum Co.*(a)	621,480	340,509

Centennial Resource Development, Inc. Class A*	260,767	68,582

Chesapeake Energy Corp.*(a)	2,284,349	394,507

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2020

Investments	Shares	Value

CNX Resources Corp.*(a)	440,389	$2,342,870

Comstock Resources, Inc.*(a)	172,677	930,729

CONSOL Energy, Inc.*(a)	117,087	432,051

Earthstone Energy, Inc. Class A*(a)	97,709	171,968

EQT Corp.	112,449	795,015

Falcon Minerals Corp.	106,332	228,614

Gulfport Energy Corp.*(a)	965,180	429,216

Laredo Petroleum, Inc.*	675,996	256,743

Magnolia Oil & Gas Corp. Class A*(a)	88,207	352,828

Matador Resources Co.*	149,432	370,591

Montage Resources Corp.*(a)	111,261	250,337

NACCO Industries, Inc. Class A	11,739	328,457

Panhandle Oil and Gas, Inc. Class A	7,267	26,815

Par Pacific Holdings, Inc.*	11,330	80,443

PDC Energy, Inc.*(a)	225,925	1,402,994

Peabody Energy Corp.(a)	435,542	1,263,072

QEP Resources, Inc.	80,992	27,092

Range Resources Corp.	1,134,831	2,587,415

SM Energy Co.	274,274	334,614

Talos Energy, Inc.*(a)	105,741	608,011

VAALCO Energy, Inc.*	138,864	125,255

W&T Offshore, Inc.*(a)	331,982	564,369

Total Oil, Gas & Consumable Fuels		18,710,184

Paper & Forest Products – 1.0%

Boise Cascade Co.	12,487	296,941

Clearwater Paper Corp.*	4,658	101,591

Domtar Corp.	96,122	2,080,080

Neenah, Inc.	9,851	424,874

PH Glatfelter Co.	24,464	298,950

Schweitzer-Mauduit International, Inc.	21,383	594,875

Verso Corp. Class A*	30,675	346,014

Total Paper & Forest Products		4,143,325

Personal Products – 1.4%

Edgewell Personal Care Co.*	82,161	1,978,437

elf Beauty, Inc.*(a)	10,974	107,984

Inter Parfums, Inc.	11,501	533,071

Lifevantage Corp.*	7,983	82,225

Medifast, Inc.	11,196	699,750

Nu Skin Enterprises, Inc. Class A	71,909	1,571,212

USANA Health Sciences, Inc.*	19,290	1,114,190

Total Personal Products		6,086,869

Pharmaceuticals – 2.5%

Amneal Pharmaceuticals, Inc.*(a)	637,968	2,220,129

Amphastar Pharmaceuticals, Inc.*	6,182	91,741

ANI Pharmaceuticals, Inc.*	3,422	139,412

Corcept Therapeutics, Inc.*(a)	86,544	1,029,008

Harrow Health, Inc.*(a)	34,017	129,945

Innoviva, Inc.*	216,844	2,550,085

Lannett Co., Inc.*(a)	21,085	146,541

Pacira BioSciences, Inc.*(a)	5,064	169,796

Phibro Animal Health Corp. Class A	26,358	637,073

Prestige Consumer Healthcare, Inc.*	53,359	1,957,208

Supernus Pharmaceuticals, Inc.*	70,720	1,272,253

Total Pharmaceuticals		10,343,191

Professional Services – 1.5%

Barrett Business Services, Inc.	6,520	258,453

BG Staffing, Inc.	9,174	68,621

CBIZ, Inc.*	34,262	716,761

CRA International, Inc.	5,621	187,798

Forrester Research, Inc.*	2,122	62,026

GP Strategies Corp.*	6,615	43,064

Heidrick & Struggles International, Inc.	22,372	503,370

Huron Consulting Group, Inc.*	6,562	297,652

ICF International, Inc.	10,478	719,838

Kelly Services, Inc. Class A	52,575	667,177

Kforce, Inc.	19,896	508,741

Korn Ferry	61,525	1,496,288

Mistras Group, Inc.*	11,740	50,012

Resources Connection, Inc.	26,468	290,354

TrueBlue, Inc.*	33,187	423,466

Willdan Group, Inc.*(a)	1,843	39,385

Total Professional Services		6,333,006

Real Estate Management & Development – 0.6%

Forestar Group, Inc.*(a)	15,527	160,704

Marcus & Millichap, Inc.*(a)	31,541	854,761

Newmark Group, Inc. Class A	62,781	266,819

RE/MAX Holdings, Inc. Class A	11,352	248,836

Realogy Holdings Corp.	90,963	273,799

RMR Group, Inc. (The) Class A	22,939	618,665

St. Joe Co. (The)*(a)	1,623	27,234

Total Real Estate Management & Development		2,450,818

Road & Rail – 1.8%

ArcBest Corp.	44,275	775,698

Avis Budget Group, Inc.*(a)	114,035	1,585,087

Covenant Transportation Group, Inc. Class A*	27,778	240,835

Heartland Express, Inc.	36,429	676,487

Hertz Global Holdings, Inc.*(a)	24,086	148,852

Marten Transport Ltd.	34,335	704,554

Schneider National, Inc. Class B	148,357	2,869,224

Universal Logistics Holdings, Inc.	28,953	379,284

US Xpress Enterprises, Inc. Class A*(a)	39,288	131,222

Total Road & Rail		7,511,243

Semiconductors & Semiconductor Equipment – 0.5%

ACM Research, Inc. Class A*(a)	13,208	391,089

Axcelis Technologies, Inc.*	12,447	227,905

Ceva, Inc.*	677	16,878

CyberOptics Corp.*	404	6,912

FormFactor, Inc.*	21,101	423,919

NVE Corp.	3,015	156,870

Onto Innovation, Inc.*	10,019	297,264

Photronics, Inc.*	16,648	170,808

Ultra Clean Holdings, Inc.*	17,135	236,463

Xperi Corp.	13,855	192,723

Total Semiconductors & Semiconductor Equipment		2,120,831

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2020

Investments	Shares	Value

Software – 0.7%

Alarm.com Holdings, Inc.*(a)	15,796	$614,622

Altair Engineering, Inc. Class A*(a)	2,794	74,041

American Software, Inc. Class A	8,961	127,336

Appfolio, Inc. Class A*(a)	697	77,332

Bottomline Technologies DE, Inc.*	2,124	77,845

Ebix, Inc.(a)	51,043	774,833

eGain Corp.*	10,583	77,573

Ideanomics, Inc.*(a)	65,040	87,153

OneSpan, Inc.*(a)	8,660	157,179

Progress Software Corp.	19,788	633,216

QAD, Inc. Class A	501	20,005

ShotSpotter, Inc.*(a)	1,008	27,700

Smith Micro Software, Inc.*	20,465	86,158

SPS Commerce, Inc.*	7,290	339,058

Total Software		3,174,051

Specialty Retail – 4.1%

Abercrombie & Fitch Co. Class A	80,127	728,354

America’s Car-Mart, Inc.*(a)	6,898	388,702

Asbury Automotive Group, Inc.*	20,743	1,145,636

At Home Group, Inc.*(a)	175,359	354,225

Bed Bath & Beyond, Inc.(a)	13,387	56,359

Boot Barn Holdings, Inc.*(a)	15,276	197,519

Buckle, Inc. (The)	44,974	616,594

Caleres, Inc.	47,521	247,109

Cato Corp. (The) Class A	24,867	265,331

Children’s Place, Inc. (The)(a)	17,833	348,813

Citi Trends, Inc.	10,324	91,884

Conn’s, Inc.*(a)	98,885	413,339

Container Store Group, Inc. (The)*(a)	68,815	162,403

Designer Brands, Inc. Class A	73,290	364,984

Express, Inc.*	12,767	19,023

GameStop Corp. Class A(a)	245,719	860,017

Genesco, Inc.*(a)	19,522	260,423

GNC Holdings, Inc. Class A*(a)	80,558	37,709

Group 1 Automotive, Inc.	22,357	989,521

Guess?, Inc.	52,380	354,613

Haverty Furniture Cos., Inc.	15,413	183,261

Hibbett Sports, Inc.*	15,140	165,556

MarineMax, Inc.*(a)	32,167	335,180

Michaels Cos., Inc. (The)*(a)	784,851	1,271,459

Office Depot, Inc.	1,036,592	1,700,011

Party City Holdco, Inc.*(a)	441,549	202,362

Rent-A-Center, Inc.	52,369	740,498

Sally Beauty Holdings, Inc.*(a)	194,462	1,571,253

Shoe Carnival, Inc.	14,348	298,008

Sleep Number Corp.*	22,914	439,032

Sonic Automotive, Inc. Class A(a)	52,293	694,451

Sportsman’s Warehouse Holdings, Inc.*	41,735	257,088

Tailored Brands, Inc.(a)	294,054	511,654

Tilly’s, Inc. Class A	24,015	99,182

Winmark Corp.	2,263	288,351

Zumiez, Inc.*(a)	22,285	385,976

Total Specialty Retail		17,045,880

Technology Hardware, Storage & Peripherals – 0.0%

AstroNova, Inc.	6,667	51,736

Textiles, Apparel & Luxury Goods – 1.5%

Culp, Inc.	6,319	46,508

Fossil Group, Inc.*(a)	61,279	201,608

G-III Apparel Group Ltd.*	59,446	457,734

Kontoor Brands, Inc.(a)	43,204	828,221

Levi Strauss & Co. Class A(a)	294,352	3,658,795

Movado Group, Inc.	29,925	353,713

Oxford Industries, Inc.	13,205	478,813

Rocky Brands, Inc.	7,982	154,452

Unifi, Inc.*	5,525	63,814

Vera Bradley, Inc.*	19,363	79,776

Total Textiles, Apparel & Luxury Goods		6,323,434

Thrifts & Mortgage Finance – 3.8%

Axos Financial, Inc.*	68,587	1,243,482

Bridgewater Bancshares, Inc.*	32,185	313,804

Capitol Federal Financial, Inc.	80,470	934,257

Columbia Financial, Inc.*(a)	42,936	618,278

Federal Agricultural Mortgage Corp. Class C	13,116	729,643

First Defiance Financial Corp.	36,827	542,830

Flagstar Bancorp, Inc.	72,266	1,433,035

FS Bancorp, Inc.	5,777	207,972

Hingham Institution for Savings	2,282	330,867

Home Bancorp, Inc.	9,007	219,951

HomeStreet, Inc.	16,168	359,415

Kearny Financial Corp.	38,691	332,356

Luther Burbank Corp.	42,501	389,734

Merchants Bancorp	44,886	681,370

Meridian Bancorp, Inc.	37,873	424,935

Meta Financial Group, Inc.	39,336	854,378

Northfield Bancorp, Inc.	28,411	317,919

Northwest Bancshares, Inc.	88,078	1,019,062

OceanFirst Financial Corp.	55,220	878,550

PCSB Financial Corp.	5,653	79,085

Provident Financial Services, Inc.	63,323	814,334

Riverview Bancorp, Inc.	30,028	150,440

Southern Missouri Bancorp, Inc.	10,456	253,767

Sterling Bancorp, Inc.	110,133	473,572

Territorial Bancorp, Inc.	9,106	223,552

TrustCo Bank Corp.	80,833	437,307

Walker & Dunlop, Inc.	34,618	1,394,067

Waterstone Financial, Inc.	21,750	316,245

Total Thrifts & Mortgage Finance		15,974,207

Tobacco – 0.6%

Turning Point Brands, Inc.	16,546	349,286

Universal Corp.	28,240	1,248,490

Vector Group Ltd.	81,402	766,807

Total Tobacco		2,364,583

Trading Companies & Distributors – 2.2%

Beacon Roofing Supply, Inc.*	51,028	844,003

BMC Stock Holdings, Inc.*	57,598	1,021,213

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2020

Investments	Shares	Value

CAI International, Inc.*	24,729	$349,668

DXP Enterprises, Inc.*	15,989	196,025

Foundation Building Materials, Inc.*	25,057	257,837

GMS, Inc.*	38,607	607,288

H&E Equipment Services, Inc.	37,410	549,179

Herc Holdings, Inc.*	10,589	216,651

Kaman Corp.	11,825	454,908

MRC Global, Inc.*	43,189	183,985

NOW, Inc.*(a)	83,953	433,197

Rush Enterprises, Inc. Class A	45,979	1,467,650

Systemax, Inc.	23,176	410,910

Titan Machinery, Inc.*	13,609	118,262

Transcat, Inc.*	4,584	121,476

WESCO International, Inc.*	68,739	1,570,686

Willis Lease Finance Corp.*	16,211	431,213

Total Trading Companies & Distributors		9,234,151

Water Utilities – 0.3%

Artesian Resources Corp. Class A	5,608	209,627

Middlesex Water Co.	4,249	255,450

Pure Cycle Corp.*	3,903	43,518

SJW Group	9,218	532,524

York Water Co. (The)	3,527	153,284

Total Water Utilities		1,194,403

Wireless Telecommunication Services – 0.7%

NII Holdings, Inc.*†	81,466	$177,189

Shenandoah Telecommunications Co.	23,103	1,137,823

United States Cellular Corp.*(a)	55,252	1,618,331

Total Wireless Telecommunication Services		2,933,343
TOTAL COMMON STOCKS (Cost: $679,956,722)		418,846,294

EXCHANGE-TRADED FUND – 0.0%

United States – 0.0%

WisdomTree U.S. MidCap Fund(a)(b) (Cost: $231,390)	6,258	165,336

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.1%

United States – 6.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $25,526,651)	25,526,651	25,526,651

TOTAL INVESTMENTS IN SECURITIES – 105.9% (Cost: $705,714,763)		444,538,281

Other Assets less Liabilities – (5.9)%		(24,862,094)

NET ASSETS – 100.0%		$419,676,187

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $177,189, which represents 0.04% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $60,228,165 and the total market value of the collateral held by the Fund was $62,236,536. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $36,709,885.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree U.S. MidCap Fund	$1,433,943	$8,001,126	$9,035,016	$(170,862)	$(63,855)	$165,336	$38,915

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.1%

Aerospace & Defense – 0.5%

Moog, Inc. Class A	4,406	$222,635

National Presto Industries, Inc.(a)	994	70,385

Park Aerospace Corp.	5,911	74,479

Total Aerospace & Defense		367,499

Air Freight & Logistics – 0.2%

Forward Air Corp.	3,555	180,061

Airlines – 0.3%

Hawaiian Holdings, Inc.	9,022	94,189

SkyWest, Inc.	4,741	124,167

Total Airlines		218,356

Auto Components – 2.1%

Cooper Tire & Rubber Co.	11,908	194,100

Dana, Inc.	51,145	399,442

LCI Industries	10,456	698,775

Standard Motor Products, Inc.	6,454	268,293

Total Auto Components		1,560,610

Automobiles – 0.2%

Winnebago Industries, Inc.	5,012	139,384

Banks – 4.9%

Eagle Bancorp, Inc.	10,327	311,979

Enterprise Financial Services Corp.	6,502	181,471

FB Financial Corp.	4,037	79,610

First Interstate BancSystem, Inc. Class A	21,123	609,187

Home BancShares, Inc.	74,272	890,521

Lakeland Financial Corp.	10,414	382,715

Live Oak Bancshares, Inc.	4,145	51,688

Parke Bancorp, Inc.	3,509	47,336

Plumas Bancorp	1,188	21,978

Preferred Bank	5,057	171,028

ServisFirst Bancshares, Inc.	16,391	480,584

Stock Yards Bancorp, Inc.	9,594	277,555

Unity Bancorp, Inc.	2,399	28,068

West Bancorporation, Inc.	7,252	118,570

Total Banks		3,652,290

Beverages – 0.2%

Coca-Cola Consolidated, Inc.	435	90,711

MGP Ingredients, Inc.	2,382	64,052

Total Beverages		154,763

Building Products – 1.1%

AAON, Inc.	4,074	196,856

Apogee Enterprises, Inc.	5,856	121,922

CSW Industrials, Inc.	1,293	83,851

Griffon Corp.	8,365	105,817

Insteel Industries, Inc.	1,181	15,648

Quanex Building Products Corp.	6,329	63,797

Universal Forest Products, Inc.	6,169	229,425

Total Building Products		817,316
Investments	Shares	Value

Capital Markets - 8.8%

BrightSphere Investment Group	55,466	354,428

Cohen & Steers, Inc.	16,949	770,332

Diamond Hill Investment Group, Inc.	3,129	282,361

Greenhill & Co., Inc.	3,746	36,861

Houlihan Lokey, Inc.	17,954	935,762

Moelis & Co. Class A	52,218	1,467,326

Pzena Investment Management, Inc. Class A	3,847	17,157

Silvercrest Asset Management Group, Inc. Class A	4,813	45,531

Victory Capital Holdings, Inc. Class A(a)	2,416	39,526

Virtu Financial, Inc. Class A	114,453	2,382,911

Virtus Investment Partners, Inc.	2,563	195,070

Total Capital Markets		6,527,265

Chemicals – 9.5%

Cabot Corp.	27,780	725,614

Chase Corp.	1,104	90,848

Chemours Co. (The)	147,251	1,306,116

FutureFuel Corp.	14,661	165,230

H.B. Fuller Co.	10,474	292,539

Innospec, Inc.	4,184	290,746

Kronos Worldwide, Inc.	66,651	562,534

Minerals Technologies, Inc.	1,984	71,940

Olin Corp.(a)	122,918	1,434,453

PolyOne Corp.	33,089	627,698

Quaker Chemical Corp.	2,810	354,847

Sensient Technologies Corp.	17,079	743,107

Stepan Co.	4,159	367,905

Total Chemicals		7,033,577

Commercial Services & Supplies – 7.2%

ABM Industries, Inc.	15,866	386,496

ACCO Brands Corp.	31,607	159,615

Brady Corp. Class A	9,346	421,785

Deluxe Corp.	12,154	315,153

Ennis, Inc.	14,101	264,817

Healthcare Services Group, Inc.(a)	29,992	717,109

Herman Miller, Inc.	13,028	289,222

HNI Corp.	16,073	404,879

Interface, Inc.	10,567	79,886

KAR Auction Services, Inc.	55,973	671,676

Kimball International, Inc. Class B	8,194	97,591

Knoll, Inc.	15,589	160,878

McGrath RentCorp	6,048	316,794

Mobile Mini, Inc.	15,617	409,634

Steelcase, Inc. Class A	33,092	326,618

U.S. Ecology, Inc.	4,594	139,658

UniFirst Corp.	890	134,470

Viad Corp.	1,616	34,308

VSE Corp.	1,293	21,192

Total Commercial Services & Supplies		5,351,781

Communications Equipment – 0.8%

InterDigital, Inc.	13,393	597,730

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2020

Investments	Shares	Value

Construction & Engineering – 0.7%

Comfort Systems USA, Inc.	3,555	$129,935

Primoris Services Corp.	6,829	108,581

Valmont Industries, Inc.	2,676	283,603

Total Construction & Engineering		522,119

Construction Materials – 0.1%

United States Lime & Minerals, Inc.	605	44,679

Consumer Finance – 1.7%

Navient Corp.	165,307	1,253,027

Containers & Packaging – 1.2%

Greif, Inc. Class A	17,432	541,961

O-I Glass, Inc.	45,240	321,656

Total Containers & Packaging		863,617

Distributors – 0.1%

Weyco Group, Inc.	3,657	73,762

Diversified Consumer Services – 1.6%

Carriage Services, Inc.	3,423	55,281

Collectors Universe, Inc.	4,198	65,783

Graham Holdings Co. Class B	616	210,161

Strategic Education, Inc.	5,896	824,025

Total Diversified Consumer Services		1,155,250

Diversified Financial Services – 0.1%

Marlin Business Services Corp.	4,016	44,859

Electric Utilities – 3.4%

El Paso Electric Co.	15,350	1,043,186

MGE Energy, Inc.	10,381	679,644

Otter Tail Corp.	18,293	813,307

Total Electric Utilities		2,536,137

Electrical Equipment – 0.5%

Allied Motion Technologies, Inc.	361	8,556

AZZ, Inc.	4,932	138,688

Encore Wire Corp.	149	6,256

EnerSys	4,903	242,797

Total Electrical Equipment		396,297

Electronic Equipment, Instruments & Components – 1.6%

Badger Meter, Inc.	5,139	275,450

Benchmark Electronics, Inc.	10,407	208,036

CTS Corp.	2,942	73,226

KEMET Corp.	7,068	170,763

Methode Electronics, Inc.	6,815	180,121

MTS Systems Corp.	8,191	184,298

PC Connection, Inc.	2,763	113,863

Total Electronic Equipment, Instruments & Components		1,205,757

Energy Equipment & Services – 0.1%

Solaris Oilfield Infrastructure, Inc. Class A	16,438	86,299

Entertainment – 0.4%

Marcus Corp. (The)	7,559	93,127

World Wrestling Entertainment, Inc. Class A(a)	6,027	204,496

Total Entertainment		297,623

Equity Real Estate Investment Trusts (REITs) – 2.4%

CoreCivic, Inc.	156,948	1,753,109

Food & Staples Retailing – 0.5%

Ingles Markets, Inc. Class A	3,417	123,559

PriceSmart, Inc.	4,934	259,281

Total Food & Staples Retailing		382,840

Food Products – 0.7%

Calavo Growers, Inc.	3,659	211,088

John B. Sanfilippo & Son, Inc.	951	85,019

Tootsie Roll Industries, Inc.	6,787	244,063

Total Food Products		540,170

Gas Utilities – 0.6%

Chesapeake Utilities Corp.	4,681	401,209

RGC Resources, Inc.	1,899	54,938

Total Gas Utilities		456,147

Health Care Equipment & Supplies – 0.5%

Atrion Corp.	265	172,250

LeMaitre Vascular, Inc.	3,026	75,408

Mesa Laboratories, Inc.	187	42,279

Utah Medical Products, Inc.	729	68,562

Total Health Care Equipment & Supplies		358,499

Health Care Providers & Services – 2.4%

Ensign Group, Inc. (The)	3,887	146,190

National Research Corp.	5,244	238,497

Patterson Cos., Inc.	78,814	1,205,066

U.S. Physical Therapy, Inc.	2,181	150,489

Total Health Care Providers & Services		1,740,242

Health Care Technology – 0.1%

Simulations Plus, Inc.	2,178	76,056

Hotels, Restaurants & Leisure – 1.3%

BBX Capital Corp.	14,297	33,026

Cheesecake Factory, Inc. (The)(a)	26,382	450,604

Dave & Buster’s Entertainment, Inc.	8,258	108,015

Hyatt Hotels Corp. Class A	5,462	261,630

RCI Hospitality Holdings, Inc.	153	1,525

Ruth’s Hospitality Group, Inc.	10,976	73,320

Total Hotels, Restaurants & Leisure		928,120

Household Durables – 1.9%

Bassett Furniture Industries, Inc.	4,954	26,999

Hamilton Beach Brands Holding Co. Class A	2,632	25,030

Hooker Furniture Corp.	5,024	78,425

KB Home	14,943	270,468

La-Z-Boy, Inc.	13,712	281,782

MDC Holdings, Inc.	31,511	731,055

Total Household Durables		1,413,759

Household Products – 0.8%

WD-40 Co.	2,826	567,602

Industrial Conglomerates – 0.2%

Raven Industries, Inc.	6,701	142,262

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2020

Investments	Shares	Value

Insurance – 2.8%

AMERISAFE, Inc.	4,686	$302,106

Crawford & Co. Class A	10,809	77,825

Employers Holdings, Inc.	10,588	428,920

Independence Holding Co.	1,953	49,919

Investors Title Co.	322	41,216

Kinsale Capital Group, Inc.(a)	1,213	126,795

Safety Insurance Group, Inc.	9,546	805,969

Universal Insurance Holdings, Inc.	12,430	222,745

Total Insurance		2,055,495

Internet & Direct Marketing Retail – 0.6%

PetMed Express, Inc.(a)	15,424	443,903

IT Services – 2.7%

Cass Information Systems, Inc.	4,534	159,415

CSG Systems International, Inc.	8,794	368,029

Hackett Group, Inc. (The)	11,206	142,540

ManTech International Corp. Class A	6,141	446,267

NIC, Inc.	16,109	370,507

TTEC Holdings, Inc.	13,553	497,666

Total IT Services		1,984,424

Leisure Products – 1.1%

Acushnet Holdings Corp.	21,904	563,371

Callaway Golf Co.	2,909	29,730

Johnson Outdoors, Inc. Class A	1,327	83,203

Sturm Ruger & Co., Inc.	2,660	135,420

Total Leisure Products		811,724

Machinery – 7.5%

Alamo Group, Inc.	613	54,422

Albany International Corp. Class A	3,236	153,160

Altra Industrial Motion Corp.	15,394	269,241

Barnes Group, Inc.	6,347	265,495

Columbus McKinnon Corp.	1,673	41,825

Douglas Dynamics, Inc.	5,705	202,585

Eastern Co. (The)	1,196	23,322

EnPro Industries, Inc.	3,858	152,700

ESCO Technologies, Inc.	1,199	91,016

Federal Signal Corp.	7,344	200,344

Franklin Electric Co., Inc.	5,917	278,868

Gorman-Rupp Co. (The)	5,003	156,144

Greenbrier Cos., Inc. (The)	13,056	231,613

Helios Technologies, Inc.	3,007	114,025

Hillenbrand, Inc.	23,225	443,830

Hyster-Yale Materials Handling, Inc.	3,192	127,967

Kadant, Inc.	1,199	89,505

Kennametal, Inc.	21,559	401,429

Miller Industries, Inc.	2,979	84,246

Mueller Industries, Inc.	8,641	206,866

Mueller Water Products, Inc. Class A	34,324	274,935

Omega Flex, Inc.	1,447	122,127

Park-Ohio Holdings Corp.	2,148	40,683

REV Group, Inc.	12,321	51,379

Spartan Motors, Inc.	2,528	32,636

Standex International Corp.	1,717	84,167

Tennant Co.	2,482	143,832

Trinity Industries, Inc.	50,260	807,678

Wabash National Corp.	13,094	94,539

Watts Water Technologies, Inc. Class A	3,155	267,071

Total Machinery		5,507,650

Marine – 0.5%

Matson, Inc.	12,351	378,188

Media – 2.5%

John Wiley & Sons, Inc. Class A	21,771	816,195

Meredith Corp.(a)	43,506	531,643

Saga Communications, Inc. Class A	2,636	72,517

Sinclair Broadcast Group, Inc. Class A(a)	28,854	463,972

Total Media		1,884,327

Metals & Mining – 2.7%

Carpenter Technology Corp.	11,708	228,306

Kaiser Aluminum Corp.	5,424	375,775

Materion Corp.	2,396	83,884

Schnitzer Steel Industries, Inc. Class A	15,351	200,177

SunCoke Energy, Inc.	59,803	230,242

United States Steel Corp.(a)	40,698	256,804

Worthington Industries, Inc.	22,293	585,191

Total Metals & Mining		1,960,379

Multi-Utilities – 0.4%

Unitil Corp.	5,898	308,583

Oil, Gas & Consumable Fuels – 0.1%

NACCO Industries, Inc. Class A	1,564	43,761

Paper & Forest Products – 1.2%

Neenah, Inc.	7,102	306,309

Schweitzer-Mauduit International, Inc.	19,899	553,590

Total Paper & Forest Products		859,899

Personal Products – 1.4%

Inter Parfums, Inc.	9,478	439,305

Medifast, Inc.	9,597	599,813

Total Personal Products		1,039,118

Professional Services – 1.2%

Barrett Business Services, Inc.	1,190	47,172

BG Staffing, Inc.	7,433	55,599

CRA International, Inc.	1,616	53,990

ICF International, Inc.	1,504	103,325

Insperity, Inc.	7,032	262,294

Kelly Services, Inc. Class A	5,839	74,097

Kforce, Inc.	4,913	125,625

Korn Ferry	6,461	157,131

Total Professional Services		879,233

Real Estate Management & Development – 0.8%

Consolidated-Tomoka Land Co.	708	32,094

Newmark Group, Inc. Class A	78,203	332,363

RMR Group, Inc. (The) Class A	8,527	229,973

Total Real Estate Management & Development		594,430

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2020

Investments	Shares	Value

Road & Rail – 2.1%

Heartland Express, Inc.	3,902	$72,460

Marten Transport Ltd.	3,941	80,869

Ryder System, Inc.	28,135	743,889

Schneider National, Inc. Class B	12,308	238,037

Universal Logistics Holdings, Inc.	7,550	98,905

Werner Enterprises, Inc.	8,248	299,073

Total Road & Rail		1,533,233

Semiconductors & Semiconductor Equipment – 0.5%

Power Integrations, Inc.	3,916	345,900

Software – 0.1%

Ebix, Inc.	4,593	69,722

GlobalSCAPE, Inc.	1,681	11,968

Total Software		81,690

Specialty Retail – 4.6%

Abercrombie & Fitch Co. Class A	49,098	446,301

American Eagle Outfitters, Inc.(a)	106,126	843,702

Designer Brands, Inc. Class A	71,415	355,647

Dick’s Sporting Goods, Inc.	24,146	513,344

Group 1 Automotive, Inc.	3,404	150,661

Haverty Furniture Cos., Inc.	11,391	135,439

Monro, Inc.	6,071	265,970

Office Depot, Inc.	367,945	603,430

Shoe Carnival, Inc.	2,254	46,815

Total Specialty Retail		3,361,309

Textiles, Apparel & Luxury Goods – 0.4%

Culp, Inc.	5,930	43,645

Oxford Industries, Inc.	5,441	197,291

Superior Group of Cos., Inc.	5,879	49,736

Total Textiles, Apparel & Luxury Goods		290,672

Thrifts & Mortgage Finance – 1.9%

Federal Agricultural Mortgage Corp. Class C	5,245	291,779

Flagstar Bancorp, Inc.	3,823	75,810

FS Bancorp, Inc.	850	30,600

Hingham Institution for Savings	324	46,977

Merchants Bancorp	7,079	107,459

PennyMac Financial Services, Inc.	18,556	410,273

Sterling Bancorp, Inc.	4,748	20,417

Timberland Bancorp, Inc.	2,868	52,456

Walker & Dunlop, Inc.	9,111	366,900

Total Thrifts & Mortgage Finance		1,402,671

Trading Companies & Distributors – 2.3%

Applied Industrial Technologies, Inc.	8,649	395,432

GATX Corp.(a)	9,531	596,260

H&E Equipment Services, Inc.	14,852	218,027

Kaman Corp.	3,967	152,611

Rush Enterprises, Inc. Class A	3,649	116,476

Rush Enterprises, Inc. Class B	1,312	40,029

Systemax, Inc.	8,870	157,265

Total Trading Companies & Distributors		1,676,100

Water Utilities – 3.0%

American States Water Co.	8,711	712,037

California Water Service Group	12,749	641,530

Middlesex Water Co.	4,630	278,356

SJW Group	8,150	470,825

York Water Co. (The)	3,402	147,851

Total Water Utilities		2,250,599
Total United States		73,132,152

Puerto Rico – 0.7%

Banks – 0.5%

First BanCorp	67,526	359,238

IT Services – 0.2%

EVERTEC, Inc.	7,573	172,134
Total Puerto Rico		531,372
TOTAL COMMON STOCKS (Cost: $102,358,036)		73,663,524

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.5%

United States – 3.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(b)
(Cost: $2,584,671)	2,584,671	2,584,671

TOTAL INVESTMENTS IN SECURITIES – 103.3% (Cost: $104,942,707)		76,248,195

Other Assets less Liabilities – (3.3)%		(2,445,711)

NET ASSETS – 100.0%		$73,802,484
(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $3,566,234 and the total market value of the collateral held by the Fund was $3,655,322. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,070,651.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2020.

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 1.7%

Arconic, Inc.	929	$14,920

BWX Technologies, Inc.	2,125	103,509

General Dynamics Corp.	10,185	1,347,577

Hexcel Corp.	2,163	80,442

Huntington Ingalls Industries, Inc.	1,266	230,678

L3Harris Technologies, Inc.	5,083	915,550

Lockheed Martin Corp.	10,539	3,572,194

Northrop Grumman Corp.	3,921	1,186,298

Raytheon Co.	7,325	960,674

Spirit AeroSystems Holdings, Inc. Class A	1,322	31,635

United Technologies Corp.	26,654	2,514,272

Total Aerospace & Defense		10,957,749

Air Freight & Logistics – 0.7%

C.H. Robinson Worldwide, Inc.	5,863	388,131

Expeditors International of Washington, Inc.	4,191	279,623

FedEx Corp.	5,818	705,491

United Parcel Service, Inc. Class B	34,656	3,237,563

Total Air Freight & Logistics		4,610,808

Airlines – 0.1%

American Airlines Group, Inc.(a)	7,157	87,244

Southwest Airlines Co.	9,852	350,830

Total Airlines		438,074

Auto Components – 0.1%

BorgWarner, Inc.	5,366	130,769

Dana, Inc.	7,791	60,848

Gentex Corp.	7,812	173,114

Goodyear Tire & Rubber Co. (The)	13,850	80,607

Lear Corp.(a)	2,549	207,106

Total Auto Components		652,444

Automobiles – 0.3%

General Motors Co.	90,797	1,886,762

Harley-Davidson, Inc.(a)	9,339	176,787

Thor Industries, Inc.	2,216	93,471

Total Automobiles		2,157,020

Banks – 7.3%

Associated Banc-Corp.	11,643	148,914

Bank of America Corp.	292,418	6,208,034

Bank of Hawaii Corp.	4,583	253,165

Bank OZK	9,016	150,567

BOK Financial Corp.	4,437	188,839

Cadence BanCorp	13,090	85,740

Cathay General Bancorp	10,938	251,027

CIT Group, Inc.	6,163	106,373

Citigroup, Inc.	90,459	3,810,133

Citizens Financial Group, Inc.	24,980	469,874

Comerica, Inc.	10,884	319,337

Commerce Bancshares, Inc.(a)	5,320	267,862

Cullen/Frost Bankers, Inc.(a)	4,725	263,608

CVB Financial Corp.	5,924	118,776

East West Bancorp, Inc.	6,942	178,687

Fifth Third Bancorp	36,154	536,887

First Financial Bancorp	15,085	224,917

First Hawaiian, Inc.	9,986	165,069

First Horizon National Corp.	21,122	170,243

First Republic Bank	3,299	271,442

FNB Corp.	25,858	190,573

Glacier Bancorp, Inc.	4,092	139,148

Hancock Whitney Corp.	6,516	127,192

Home BancShares, Inc.	14,801	177,464

Huntington Bancshares, Inc.	73,137	600,455

Iberiabank Corp.	4,482	162,069

Investors Bancorp, Inc.	22,006	175,828

JPMorgan Chase & Co.	128,890	11,603,967

KeyCorp	59,443	616,424

M&T Bank Corp.	6,298	651,402

Old National Bancorp	23,590	311,152

PacWest Bancorp	13,512	242,135

People’s United Financial, Inc.	33,401	369,081

PNC Financial Services Group, Inc. (The)	20,525	1,964,653

Popular, Inc.	4,426	154,910

Prosperity Bancshares, Inc.	6,442	310,827

Regions Financial Corp.	57,537	516,107

Signature Bank	2,333	187,550

Synovus Financial Corp.	8,910	156,460

TCF Financial Corp.(a)	8,354	189,302

Truist Financial Corp.	69,704	2,149,671

U.S. Bancorp	67,432	2,323,032

Umpqua Holdings Corp.	27,240	296,916

United Bankshares, Inc.	7,632	176,147

Valley National Bancorp	37,674	275,397

Webster Financial Corp.	7,918	181,322

Wells Fargo & Co.	253,072	7,263,166

Western Alliance Bancorp	4,342	132,909

Zions Bancorp N.A.	10,470	280,177

Total Banks		46,114,930

Beverages – 2.9%

Brown-Forman Corp. Class A	4,391	225,609

Brown-Forman Corp. Class B(a)	4,167	231,310

Coca-Cola Co. (The)	198,784	8,796,192

Constellation Brands, Inc. Class A	3,760	539,034

Keurig Dr. Pepper, Inc.	43,621	1,058,682

Molson Coors Beverage Co. Class B	12,196	475,766

PepsiCo, Inc.	59,908	7,194,951

Total Beverages		18,521,544

Biotechnology – 3.0%

AbbVie, Inc.	121,549	9,260,818

Amgen, Inc.	22,315	4,523,920

Gilead Sciences, Inc.	72,104	5,390,495

Total Biotechnology		19,175,233

Building Products – 0.1%

A.O. Smith Corp.	4,880	184,513

Fortune Brands Home & Security, Inc.	3,594	155,440

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2020

Investments	Shares	Value

Lennox International, Inc.	808	$146,886

Masco Corp.	4,891	169,082

Owens Corning	3,071	119,186

Total Building Products		775,107

Capital Markets – 3.5%

Affiliated Managers Group, Inc.	2,091	123,662

Ameriprise Financial, Inc.	4,957	507,993

Ares Management Corp. Class A	6,077	187,962

Artisan Partners Asset Management, Inc. Class A	9,873	212,171

Bank of New York Mellon Corp. (The)	35,834	1,206,889

BGC Partners, Inc. Class A	59,006	148,695

BlackRock, Inc.	6,320	2,780,610

Blackstone Group, Inc. (The) Class A	33,488	1,526,048

CBOE Global Markets, Inc.	1,931	172,342

Charles Schwab Corp. (The)	26,561	892,981

CME Group, Inc.	8,249	1,426,335

Cohen & Steers, Inc.	2,780	126,351

E*TRADE Financial Corp.	2,258	77,495

Eaton Vance Corp.	7,212	232,587

Evercore, Inc. Class A	1,435	66,096

FactSet Research Systems, Inc.(a)	697	181,694

Federated Hermes, Inc. Class B	7,231	137,751

Franklin Resources, Inc.	32,572	543,627

Goldman Sachs Group, Inc. (The)	11,221	1,734,654

Intercontinental Exchange, Inc.	10,819	873,634

KKR & Co., Inc. Class A	16,054	376,787

Legg Mason, Inc.	12,207	596,312

LPL Financial Holdings, Inc.	2,213	120,454

MarketAxess Holdings, Inc.	185	61,525

Moelis & Co. Class A	4,636	130,272

Moody’s Corp.	2,235	472,702

Morgan Stanley	68,757	2,337,738

MSCI, Inc.	1,148	331,726

Nasdaq, Inc.	5,226	496,209

Northern Trust Corp.	8,931	673,933

Raymond James Financial, Inc.	2,851	180,183

S&P Global, Inc.	3,188	781,219

SEI Investments Co.	3,104	143,839

State Street Corp.	14,945	796,120

T. Rowe Price Group, Inc.	8,615	841,255

TD Ameritrade Holding Corp.	16,178	560,729

Virtu Financial, Inc. Class A	7,863	163,708

Waddell & Reed Financial, Inc. Class A	9,331	106,187

Total Capital Markets		22,330,475

Chemicals – 1.5%

Air Products & Chemicals, Inc.	7,004	1,398,069

Albemarle Corp.	3,352	188,952

Cabot Corp.	4,243	110,827

Celanese Corp.	4,262	312,788

CF Industries Holdings, Inc.	8,202	223,094

Chemours Co. (The)	13,183	116,933

Corteva, Inc.	22,861	537,234

Dow, Inc.	58,351	1,706,183

DuPont de Nemours, Inc.	20,592	702,187

Eastman Chemical Co.	7,639	355,825

Ecolab, Inc.	4,341	676,458

FMC Corp.	3,726	304,377

Huntsman Corp.	10,389	149,913

International Flavors & Fragrances, Inc.	3,517	359,015

Kronos Worldwide, Inc.	13,687	115,518

Mosaic Co. (The)	2,062	22,311

NewMarket Corp.	434	166,166

Olin Corp.(a)	11,607	135,454

PolyOne Corp.	4,643	88,078

PPG Industries, Inc.	6,070	507,452

RPM International, Inc.	4,817	286,612

Scotts Miracle-Gro Co. (The)	2,611	267,366

Sherwin-Williams Co. (The)	1,170	537,638

Valvoline, Inc.	7,798	102,076

W.R. Grace & Co.	2,888	102,813

Westlake Chemical Corp.	3,134	119,625

Total Chemicals		9,592,964

Commercial Services & Supplies – 0.6%

ABM Industries, Inc.	3,656	89,060

ADT, Inc.(a)	13,449	58,100

Brink’s Co. (The)	592	30,814

Cintas Corp.	1,742	301,749

Covanta Holding Corp.	14,697	125,659

Deluxe Corp.	2,600	67,418

Healthcare Services Group, Inc.(a)	6,014	143,795

Herman Miller, Inc.	3,322	73,748

HNI Corp.	4,009	100,987

KAR Auction Services, Inc.	8,194	98,328

Knoll, Inc.	4,859	50,145

Mobile Mini, Inc.	4,116	107,963

MSA Safety, Inc.	1,428	144,514

Pitney Bowes, Inc.(a)	18,635	38,015

Quad/Graphics, Inc.	25,009	63,023

Republic Services, Inc.	9,036	678,242

Rollins, Inc.(a)	5,945	214,852

Steelcase, Inc. Class A	8,446	83,362

Waste Management, Inc.	12,156	1,125,159

Total Commercial Services & Supplies		3,594,933

Communications Equipment – 1.4%

Cisco Systems, Inc.	202,582	7,963,498

InterDigital, Inc.	2,739	122,242

Juniper Networks, Inc.	15,316	293,148

Motorola Solutions, Inc.	3,782	502,703

Plantronics, Inc.(a)	1,004	10,100

Ubiquiti, Inc.(a)	463	65,552

Total Communications Equipment		8,957,243

Construction & Engineering – 0.0%

Fluor Corp.	2,232	15,423

Granite Construction, Inc.(a)	2,476	37,586

Jacobs Engineering Group, Inc.	2,295	181,924

Total Construction & Engineering		234,933

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2020

Investments	Shares	Value

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	861	$162,927

Vulcan Materials Co.	2,085	225,326

Total Construction Materials		388,253

Consumer Finance – 0.6%

Ally Financial, Inc.	11,622	167,706

American Express Co.	17,507	1,498,774

Capital One Financial Corp.	11,193	564,351

Discover Financial Services	8,735	311,577

FirstCash, Inc.	1,902	136,450

Navient Corp.	11,741	88,997

OneMain Holdings, Inc.	4,668	89,252

Santander Consumer USA Holdings, Inc.	19,696	273,971

Synchrony Financial	23,651	380,545

Total Consumer Finance		3,511,623

Containers & Packaging – 0.4%

Avery Dennison Corp.	2,456	250,193

Ball Corp.	4,029	260,515

Graphic Packaging Holding Co.	7,790	95,038

Greif, Inc. Class A	3,406	105,893

International Paper Co.	23,930	744,941

O-I Glass, Inc.	2,095	14,895

Packaging Corp. of America	3,840	333,427

Sealed Air Corp.	4,339	107,217

Silgan Holdings, Inc.	5,125	148,727

Sonoco Products Co.	5,053	234,207

WestRock Co.	15,352	433,847

Total Containers & Packaging		2,728,900

Distributors – 0.1%

Genuine Parts Co.	6,891	463,971

Pool Corp.	839	165,090

Total Distributors		629,061

Diversified Consumer Services – 0.1%

H&R Block, Inc.	9,731	137,013

Service Corp. International	5,231	204,584

Strategic Education, Inc.	950	132,772

Total Diversified Consumer Services		474,369

Diversified Financial Services – 0.1%

Equitable Holdings, Inc.	20,533	296,702

Jefferies Financial Group, Inc.	14,525	198,557

Voya Financial, Inc.	3,538	143,466

Total Diversified Financial Services		638,725

Diversified Telecommunication Services – 5.1%

AT&T, Inc.	582,246	16,972,471

CenturyLink, Inc.	104,655	990,036

Cogent Communications Holdings, Inc.	2,964	242,959

Verizon Communications, Inc.	259,849	13,961,687

Total Diversified Telecommunication Services		32,167,153

Electric Utilities – 4.0%

ALLETE, Inc.	2,849	172,877

Alliant Energy Corp.	11,339	547,560

American Electric Power Co., Inc.	23,582	1,886,088

Avangrid, Inc.	18,367	804,107

Duke Energy Corp.	46,477	3,759,060

Edison International	17,644	966,715

El Paso Electric Co.	1,852	125,862

Entergy Corp.	8,956	841,595

Evergy, Inc.	12,268	675,353

Eversource Energy	13,624	1,065,533

Exelon Corp.	45,958	1,691,714

FirstEnergy Corp.	23,564	944,209

Hawaiian Electric Industries, Inc.	5,991	257,913

IDACORP, Inc.	2,707	237,648

NextEra Energy, Inc.	15,696	3,776,771

NRG Energy, Inc.	2,299	62,671

OGE Energy Corp.	12,694	390,087

Pinnacle West Capital Corp.	7,125	540,004

Portland General Electric Co.	5,266	252,452

PPL Corp.	49,414	1,219,538

Southern Co. (The)	64,526	3,493,438

Xcel Energy, Inc.	24,078	1,451,903

Total Electric Utilities		25,163,098

Electrical Equipment – 0.3%

AMETEK, Inc.	2,394	172,416

Emerson Electric Co.	23,858	1,136,833

GrafTech International Ltd.	8,457	68,671

Hubbell, Inc.	2,366	271,475

Rockwell Automation, Inc.	3,301	498,154

Total Electrical Equipment		2,147,549

Electronic Equipment, Instruments & Components – 0.3%

Amphenol Corp. Class A	4,543	331,094

Avnet, Inc.	5,003	125,575

CDW Corp.	2,560	238,771

Cognex Corp.	1,152	48,637

Corning, Inc.	31,601	649,085

FLIR Systems, Inc.	3,285	104,759

Jabil, Inc.	2,716	66,759

National Instruments Corp.	6,656	220,181

Vishay Intertechnology, Inc.	6,320	91,071

Total Electronic Equipment, Instruments & Components		1,875,932

Energy Equipment & Services – 0.1%

Archrock, Inc.	19,073	71,715

Baker Hughes Co.	31,801	333,911

Halliburton Co.	37,924	259,779

Helmerich & Payne, Inc.	11,027	172,573

National Oilwell Varco, Inc.	2,442	24,005

Patterson-UTI Energy, Inc.	7,521	17,674

U.S. Silica Holdings, Inc.(a)	7,863	14,153

Total Energy Equipment & Services		893,810

Entertainment – 0.6%

Activision Blizzard, Inc.	8,330	495,468

AMC Entertainment Holdings, Inc. Class A(a)	17,148	54,188

Cinemark Holdings, Inc.(a)	8,726	88,918

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2020

Investments	Shares	Value

Walt Disney Co. (The)	32,964	$3,184,322

Total Entertainment		3,822,896

Equity Real Estate Investment Trusts (REITs) – 7.5%

Acadia Realty Trust	9,092	112,650

Agree Realty Corp.	3,296	204,022

Alexander & Baldwin, Inc.	7,911	88,761

Alexandria Real Estate Equities, Inc.	4,256	583,327

American Campus Communities, Inc.	10,076	279,609

American Finance Trust, Inc.	18,237	113,981

American Homes 4 Rent Class A	6,231	144,559

American Tower Corp.	11,194	2,437,494

Americold Realty Trust	6,086	207,167

Apartment Investment & Management Co. Class A	7,106	249,776

AvalonBay Communities, Inc.	6,295	926,435

Boston Properties, Inc.	6,010	554,302

Brandywine Realty Trust	19,010	199,985

Brixmor Property Group, Inc.	21,969	208,706

Brookfield Property REIT, Inc. Class A(a)	11,580	98,314

Camden Property Trust	4,671	370,130

CareTrust REIT, Inc.	10,184	150,621

Colony Capital, Inc.	62,442	109,274

Columbia Property Trust, Inc.	7,396	92,450

CoreCivic, Inc.	23,177	258,887

CorePoint Lodging, Inc.	12,824	50,270

CoreSite Realty Corp.	3,002	347,932

Corporate Office Properties Trust	9,489	209,992

Cousins Properties, Inc.	7,642	223,681

Crown Castle International Corp.	21,171	3,057,092

CubeSmart	14,551	389,821

CyrusOne, Inc.	5,357	330,795

Digital Realty Trust, Inc.	11,050	1,534,956

Diversified Healthcare Trust	30,588	111,034

Douglas Emmett, Inc.	8,615	262,844

Duke Realty Corp.	15,206	492,370

Easterly Government Properties, Inc.	8,704	214,467

EastGroup Properties, Inc.	1,919	200,497

Empire State Realty Trust, Inc. Class A	12,143	108,801

EPR Properties	8,865	214,710

Equinix, Inc.	2,143	1,338,454

Equity LifeStyle Properties, Inc.	5,858	336,718

Equity Residential	15,149	934,845

Essential Properties Realty Trust, Inc.	7,639	99,765

Essex Property Trust, Inc.	2,701	594,868

Extra Space Storage, Inc.	7,106	680,471

Federal Realty Investment Trust	4,309	321,495

First Industrial Realty Trust, Inc.	5,438	180,705

Gaming and Leisure Properties, Inc.	22,211	615,467

GEO Group, Inc. (The)	22,426	272,700

Global Net Lease, Inc.	18,301	244,684

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,096	144,829

Healthcare Realty Trust, Inc.	9,881	275,976

Healthcare Trust of America, Inc. Class A	14,758	358,324

Healthpeak Properties, Inc.	32,597	777,439

Highwoods Properties, Inc.	8,125	287,788

Host Hotels & Resorts, Inc.	41,241	455,301

Hudson Pacific Properties, Inc.	8,725	221,266

Independence Realty Trust, Inc.	10,812	96,659

Innovative Industrial Properties, Inc.	1,893	143,736

Invitation Homes, Inc.	17,490	373,761

Iron Mountain, Inc.(a)	31,429	748,010

JBG SMITH Properties	6,756	215,044

Kilroy Realty Corp.	4,714	300,282

Kimco Realty Corp.	31,575	305,330

Kite Realty Group Trust	13,188	124,890

Lamar Advertising Co. Class A	6,634	340,192

Lexington Realty Trust	22,198	220,426

Life Storage, Inc.	3,428	324,117

LTC Properties, Inc.	4,860	150,174

Macerich Co. (The)(a)	19,286	108,580

Mack-Cali Realty Corp.	5,038	76,729

Medical Properties Trust, Inc.	38,792	670,714

Mid-America Apartment Communities, Inc.	5,193	535,035

National Health Investors, Inc.	4,464	221,057

National Retail Properties, Inc.	11,438	368,189

New Senior Investment Group, Inc.	19,243	49,262

Office Properties Income Trust	7,208	196,418

Omega Healthcare Investors, Inc.	20,268	537,913

Outfront Media, Inc.	13,783	185,795

Paramount Group, Inc.	16,090	141,592

Park Hotels & Resorts, Inc.	23,557	186,336

Pebblebrook Hotel Trust	10,290	112,058

Pennsylvania Real Estate Investment Trust(a)	6,353	5,791

Physicians Realty Trust	14,782	206,061

Piedmont Office Realty Trust, Inc. Class A	10,328	182,393

PotlatchDeltic Corp.	5,719	179,519

Preferred Apartment Communities, Inc. Class A(a)	11,572	83,087

Prologis, Inc.	26,982	2,168,543

PS Business Parks, Inc.	1,490	201,925

Public Storage	10,076	2,001,194

QTS Realty Trust, Inc. Class A	4,524	262,437

Rayonier, Inc.	9,253	217,908

Realty Income Corp.	20,326	1,013,454

Regency Centers Corp.	10,171	390,872

Retail Opportunity Investments Corp.	6,502	53,902

Retail Properties of America, Inc. Class A	21,876	113,099

RLJ Lodging Trust	24,099	186,044

RPT Realty	12,955	78,119

Ryman Hospitality Properties, Inc.	4,198	150,498

Sabra Health Care REIT, Inc.	24,295	265,301

SBA Communications Corp.	458	123,646

Service Properties Trust	26,106	140,972

Simon Property Group, Inc.	26,166	1,435,467

SITE Centers Corp.	20,335	105,945

SL Green Realty Corp.	4,503	194,079

Spirit Realty Capital, Inc.	8,432	220,497

STAG Industrial, Inc.	11,510	259,205

STORE Capital Corp.	13,541	245,363

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2020

Investments	Shares	Value

Sun Communities, Inc.	3,197	$399,146

Sunstone Hotel Investors, Inc.	6,851	59,672

Tanger Factory Outlet Centers, Inc.(a)	16,238	81,190

Taubman Centers, Inc.	9,327	390,615

UDR, Inc.	15,205	555,591

Uniti Group, Inc.	26,084	157,287

Urban Edge Properties	12,391	109,165

Ventas, Inc.	33,663	902,168

VEREIT, Inc.	78,322	382,995

VICI Properties, Inc.	30,051	500,049

Vornado Realty Trust	10,726	388,389

W.P. Carey, Inc.	12,854	746,560

Washington Prime Group, Inc.(a)	60,265	48,519

Weingarten Realty Investors	12,504	180,433

Welltower, Inc.	24,897	1,139,785

Weyerhaeuser Co.	46,856	794,209

Xenia Hotels & Resorts, Inc.	12,704	130,851

Total Equity Real Estate Investment Trusts (REITs)		47,465,051

Food & Staples Retailing – 2.3%

Andersons, Inc. (The)	4,871	91,331

Costco Wholesale Corp.	6,032	1,719,904

Kroger Co. (The)	27,272	821,433

SpartanNash Co.	9,255	132,532

Sysco Corp.	16,919	772,014

Walgreens Boots Alliance, Inc.	42,388	1,939,251

Walmart, Inc.	77,400	8,794,188

Total Food & Staples Retailing		14,270,653

Food Products – 2.2%

Archer-Daniels-Midland Co.	26,913	946,799

B&G Foods, Inc.	14,080	254,707

Campbell Soup Co.	13,063	602,988

Conagra Brands, Inc.	20,371	597,685

Flowers Foods, Inc.	15,076	309,360

General Mills, Inc.	35,544	1,875,657

Hershey Co. (The)	5,029	666,343

Hormel Foods Corp.	18,107	844,510

Ingredion, Inc.	3,735	281,993

J.M. Smucker Co. (The)	6,108	677,988

Kellogg Co.	17,575	1,054,324

Kraft Heinz Co. (The)	90,604	2,241,543

Lamb Weston Holdings, Inc.	2,078	118,654

Lancaster Colony Corp.	1,257	181,812

McCormick & Co., Inc. Non-Voting Shares	3,188	450,177

Mondelez International, Inc. Class A	47,360	2,371,789

Tyson Foods, Inc. Class A	8,402	486,224

Total Food Products		13,962,553

Gas Utilities – 0.3%

Atmos Energy Corp.	4,617	458,145

National Fuel Gas Co.	6,700	249,843

New Jersey Resources Corp.	5,847	198,623

South Jersey Industries, Inc.	7,833	195,825

Southwest Gas Holdings, Inc.	3,406	236,921

Spire, Inc.	3,428	255,317

UGI Corp.	8,606	229,522

Total Gas Utilities		1,824,196

Health Care Equipment & Supplies – 1.2%

Abbott Laboratories	39,682	3,131,307

Baxter International, Inc.	7,975	647,490

Becton, Dickinson and Co.	4,736	1,088,191

Danaher Corp.	5,846	809,145

Dentsply Sirona, Inc.	2,935	113,966

Hill-Rom Holdings, Inc.	1,411	141,946

ResMed, Inc.	2,434	358,504

Stryker Corp.	6,608	1,100,166

Teleflex, Inc.	361	105,722

West Pharmaceutical Services, Inc.	947	144,181

Zimmer Biomet Holdings, Inc.	1,976	199,734

Total Health Care Equipment & Supplies		7,840,352

Health Care Providers & Services – 2.0%

AmerisourceBergen Corp.	5,569	492,857

Anthem, Inc.	4,276	970,823

Cardinal Health, Inc.	14,324	686,693

Cigna Corp.	385	68,214

CVS Health Corp.	51,918	3,080,295

Encompass Health Corp.	3,332	213,348

HCA Healthcare, Inc.	5,171	464,614

Humana, Inc.	1,175	368,974

McKesson Corp.	2,776	375,482

Patterson Cos., Inc.	10,318	157,762

Quest Diagnostics, Inc.	4,036	324,091

UnitedHealth Group, Inc.	22,009	5,488,604

Universal Health Services, Inc. Class B	693	68,662

Total Health Care Providers & Services		12,760,419

Health Care Technology – 0.1%

Cerner Corp.	5,105	321,564

Hotels, Restaurants & Leisure – 1.9%

Aramark	3,192	63,744

Brinker International, Inc.	4,033	48,436

Cheesecake Factory, Inc. (The)(a)	4,453	76,057

Choice Hotels International, Inc.	1,272	77,910

Cracker Barrel Old Country Store, Inc.	1,758	146,301

Dave & Buster’s Entertainment, Inc.	2,797	36,585

Dine Brands Global, Inc.	1,804	51,739

Domino’s Pizza, Inc.	486	157,498

Dunkin’ Brands Group, Inc.	3,076	163,336

Jack in the Box, Inc.(a)	1,650	57,832

Las Vegas Sands Corp.	53,077	2,254,180

Marriott Vacations Worldwide Corp.	1,382	76,811

McDonald’s Corp.	29,003	4,795,646

MGM Resorts International	9,608	113,374

Six Flags Entertainment Corp.	8,814	110,527

Starbucks Corp.	33,945	2,231,544

Texas Roadhouse, Inc.	3,656	150,993

Vail Resorts, Inc.	1,960	289,512

Wendy’s Co. (The)	9,002	133,950

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2020

Investments	Shares	Value

Wyndham Destinations, Inc.	4,158	$90,229

Wyndham Hotels & Resorts, Inc.	3,908	123,141

Wynn Resorts Ltd.	4,540	273,263

Yum! Brands, Inc.	7,026	481,492

Total Hotels, Restaurants & Leisure		12,004,100

Household Durables – 0.2%

D.R. Horton, Inc.	7,139	242,726

Leggett & Platt, Inc.	6,774	180,730

Lennar Corp. Class A	1,484	56,689

MDC Holdings, Inc.	4,311	100,015

Newell Brands, Inc.	27,916	370,725

PulteGroup, Inc.	5,968	133,206

Whirlpool Corp.(a)	3,029	259,888

Total Household Durables		1,343,979

Household Products – 2.4%

Church & Dwight Co., Inc.	4,964	318,590

Clorox Co. (The)	5,134	889,465

Colgate-Palmolive Co.	33,278	2,208,328

Energizer Holdings, Inc.	2,205	66,701

Kimberly-Clark Corp.	14,670	1,875,853

Procter & Gamble Co. (The)	90,671	9,973,810

Spectrum Brands Holdings, Inc.	2,056	74,777

Total Household Products		15,407,524

Independent Power & Renewable Electricity Producers – 0.2%

AES Corp.	22,407	304,735

Clearway Energy, Inc. Class A	6,744	115,795

Clearway Energy, Inc. Class C	8,771	164,895

TerraForm Power, Inc. Class A	16,472	259,763

Vistra Energy Corp.	12,374	197,489

Total Independent Power & Renewable Electricity Producers		1,042,677

Industrial Conglomerates – 1.2%

3M Co.	29,453	4,020,629

Carlisle Cos., Inc.	1,605	201,074

General Electric Co.	41,733	331,360

Honeywell International, Inc.	22,269	2,979,370

Roper Technologies, Inc.	1,027	320,229

Total Industrial Conglomerates		7,852,662

Insurance – 2.1%

Aflac, Inc.	23,847	816,521

Allstate Corp. (The)	9,578	878,590

American Financial Group, Inc.	2,954	207,016

American International Group, Inc.	34,590	838,808

Arthur J. Gallagher & Co.	5,952	485,148

Assurant, Inc.	2,089	217,444

Brown & Brown, Inc.	5,838	211,452

Cincinnati Financial Corp.	5,971	450,512

CNA Financial Corp.	14,831	460,354

CNO Financial Group, Inc.	9,991	123,789

Erie Indemnity Co. Class A	1,812	268,611

Fidelity National Financial, Inc.	13,228	329,113

First American Financial Corp.	5,910	250,643

Hartford Financial Services Group, Inc. (The)	11,955	421,294

Kemper Corp.	2,608	193,957

Lincoln National Corp.	9,598	252,619

Marsh & McLennan Cos., Inc.	13,161	1,137,900

Mercury General Corp.	5,995	244,116

MetLife, Inc.	50,840	1,554,179

Old Republic International Corp.	19,972	304,573

Principal Financial Group, Inc.	18,556	581,545

ProAssurance Corp.	4,756	118,900

Progressive Corp. (The)	6,057	447,249

Prudential Financial, Inc.	24,635	1,284,469

Reinsurance Group of America, Inc.	2,107	177,283

Travelers Cos., Inc. (The)	9,997	993,202

Unum Group	14,331	215,108

Total Insurance		13,464,395

Internet & Direct Marketing Retail – 0.2%

eBay, Inc.	23,457	705,118

Expedia Group, Inc.	2,094	117,829

PetMed Express, Inc.(a)	5,050	145,339

Total Internet & Direct Marketing Retail		968,286

IT Services – 3.0%

Alliance Data Systems Corp.	1,087	36,578

Automatic Data Processing, Inc.	14,550	1,988,694

Booz Allen Hamilton Holding Corp.	3,373	231,523

Broadridge Financial Solutions, Inc.	3,348	317,491

Cognizant Technology Solutions Corp. Class A	10,832	503,363

DXC Technology Co.	7,455	97,288

Fidelity National Information Services, Inc.	9,182	1,116,898

Global Payments, Inc.	1,801	259,758

International Business Machines Corp.	64,425	7,146,665

Jack Henry & Associates, Inc.	1,827	283,623

KBR, Inc.	3,489	72,153

Leidos Holdings, Inc.	3,063	280,724

MasterCard, Inc. Class A	9,105	2,199,404

MAXIMUS, Inc.	2,602	151,436

Paychex, Inc.	16,285	1,024,652

Perspecta, Inc.	3,787	69,075

Science Applications International Corp.	2,154	160,753

Visa, Inc. Class A	18,601	2,996,993

Western Union Co. (The)	18,878	342,258

Total IT Services		19,279,329

Leisure Products – 0.1%

Brunswick Corp.	2,046	72,367

Escalade, Inc.	8,983	53,449

Hasbro, Inc.	5,599	400,609

Polaris, Inc.	2,442	117,582

Total Leisure Products		644,007

Life Sciences Tools & Services – 0.1%

Agilent Technologies, Inc.	4,070	291,493

Thermo Fisher Scientific, Inc.	1,455	412,638

Total Life Sciences Tools & Services		704,131

Machinery – 1.7%

Allison Transmission Holdings, Inc.	3,632	118,440

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2020

Investments	Shares	Value

Altra Industrial Motion Corp.	4,273	$74,735

Caterpillar, Inc.	24,301	2,819,888

Crane Co.	2,116	104,065

Cummins, Inc.	6,731	910,839

Deere & Co.	8,893	1,228,657

Donaldson Co., Inc.	3,569	137,870

Dover Corp.	4,260	357,584

Flowserve Corp.	2,232	53,322

Fortive Corp.	1,828	100,887

Graco, Inc.	4,014	195,602

Greenbrier Cos., Inc. (The)	3,339	59,234

Hillenbrand, Inc.	5,420	103,576

IDEX Corp.	1,888	260,752

Illinois Tool Works, Inc.	11,790	1,675,595

ITT, Inc.	1,979	89,767

Kennametal, Inc.	2,873	53,495

Lincoln Electric Holdings, Inc.	2,765	190,785

Oshkosh Corp.	2,213	142,362

PACCAR, Inc.	9,122	557,628

Parker-Hannifin Corp.	3,182	412,801

Snap-on, Inc.	2,599	282,823

Stanley Black & Decker, Inc.	3,752	375,200

Terex Corp.	3,027	43,468

Timken Co. (The)	3,787	122,472

Toro Co. (The)	2,410	156,867

Trinity Industries, Inc.	7,865	126,391

Westinghouse Air Brake Technologies Corp.	1,516	72,965

Xylem, Inc.	3,515	228,932

Total Machinery		11,057,002

Media – 1.1%

Comcast Corp. Class A	134,950	4,639,581

Fox Corp. Class A	6,056	143,103

Fox Corp. Class B*	6,253	143,069

Gannett Co., Inc.(a)	27,773	41,104

Interpublic Group of Cos., Inc. (The)	23,985	388,317

John Wiley & Sons, Inc. Class A	3,668	137,513

Meredith Corp.(a)	4,319	52,778

National CineMedia, Inc.	23,916	77,966

News Corp. Class A	6,229	55,905

News Corp. Class B	10,383	93,343

Nexstar Media Group, Inc. Class A(a)	1,619	93,465

Omnicom Group, Inc.(a)	10,661	585,289

Sinclair Broadcast Group, Inc. Class A	3,285	52,823

Sirius XM Holdings, Inc.(a)	43,507	214,925

TEGNA, Inc.(a)	8,444	91,702

ViacomCBS, Inc. Class B	22,306	312,507

Total Media		7,123,390

Metals & Mining – 0.4%

Carpenter Technology Corp.	2,190	42,705

Cleveland-Cliffs, Inc.	8,753	34,574

Commercial Metals Co.	5,188	81,919

Compass Minerals International, Inc.	3,875	149,071

Newmont Corp.	22,804	1,032,565

Nucor Corp.	11,914	429,142

Reliance Steel & Aluminum Co.	2,189	191,734

Steel Dynamics, Inc.	8,248	185,910

SunCoke Energy, Inc.	19,642	75,622

United States Steel Corp.(a)	13,099	82,655

Total Metals & Mining		2,305,897

Multi-Utilities – 2.0%

Ameren Corp.	10,614	773,018

Avista Corp.	4,999	212,407

Black Hills Corp.	3,627	232,237

CenterPoint Energy, Inc.	30,595	472,693

CMS Energy Corp.	10,195	598,956

Consolidated Edison, Inc.	17,445	1,360,710

Dominion Energy, Inc.	55,482	4,005,246

DTE Energy Co.	9,502	902,405

MDU Resources Group, Inc.	11,489	247,013

NiSource, Inc.	15,362	383,589

NorthWestern Corp.	3,635	217,482

Public Service Enterprise Group, Inc.	24,704	1,109,457

Sempra Energy	10,306	1,164,475

WEC Energy Group, Inc.	13,834	1,219,190

Total Multi-Utilities		12,898,878

Multiline Retail – 0.3%

Big Lots, Inc.	4,587	65,227

Dollar General Corp.	3,180	480,212

Kohl’s Corp.	12,273	179,063

Target Corp.	15,577	1,448,194

Total Multiline Retail		2,172,696

Oil, Gas & Consumable Fuels – 5.4%

Amplify Energy Corp.	20,452	11,574

Antero Midstream Corp.(a)	68,855	144,595

Apache Corp.	23,700	99,066

Berry Corp.	16,264	39,196

Cabot Oil & Gas Corp.	15,850	272,461

Chevron Corp.	117,067	8,482,675

Cimarex Energy Co.	2,775	46,703

Concho Resources, Inc.	1,830	78,416

ConocoPhillips	45,107	1,389,296

Continental Resources, Inc.(a)	2,753	21,033

CVR Energy, Inc.	11,460	189,434

Delek U.S. Holdings, Inc.(a)	2,922	46,051

Devon Energy Corp.	6,833	47,216

Diamondback Energy, Inc.	2,328	60,994

EOG Resources, Inc.	13,329	478,778

Equitrans Midstream Corp.(a)	40,091	201,658

Exxon Mobil Corp.	324,494	12,321,037

Hess Corp.	6,400	213,120

HollyFrontier Corp.	6,435	157,722

Kinder Morgan, Inc.	164,150	2,284,968

Marathon Oil Corp.	15,429	50,761

Marathon Petroleum Corp.	35,094	828,920

Murphy Oil Corp.(a)	9,080	55,660

Noble Energy, Inc.	14,043	84,820

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2020

Investments	Shares	Value

Occidental Petroleum Corp.	109,798	$1,271,461

ONEOK, Inc.	30,148	657,528

Panhandle Oil and Gas, Inc. Class A	7,112	26,243

Parsley Energy, Inc. Class A	5,110	29,280

PBF Energy, Inc. Class A	6,427	45,503

Peabody Energy Corp.	8,190	23,751

Phillips 66	21,320	1,143,818

Pioneer Natural Resources Co.	3,526	247,349

SM Energy Co.	2,788	3,401

Targa Resources Corp.	32,247	222,827

Valero Energy Corp.	23,615	1,071,176

Williams Cos., Inc. (The)	115,078	1,628,354

World Fuel Services Corp.	2,515	63,328

Total Oil, Gas & Consumable Fuels		34,040,173

Paper & Forest Products – 0.1%

Domtar Corp.	5,660	122,482

Louisiana-Pacific Corp.	4,642	79,750

Schweitzer-Mauduit International, Inc.	3,656	101,710

Total Paper & Forest Products		303,942

Personal Products – 0.1%

Coty, Inc. Class A	44,273	228,449

Estee Lauder Cos., Inc. (The) Class A	3,087	491,883

Medifast, Inc.	1,355	84,687

Nu Skin Enterprises, Inc. Class A	3,573	78,070

Total Personal Products		883,089

Pharmaceuticals – 6.8%

Bristol-Myers Squibb Co.	102,962	5,739,102

Eli Lilly & Co.	31,186	4,326,122

Johnson & Johnson	108,346	14,207,411

Merck & Co., Inc.	108,528	8,350,144

Pfizer, Inc.	315,159	10,286,790

Zoetis, Inc.	4,613	542,904

Total Pharmaceuticals		43,452,473

Professional Services – 0.2%

Equifax, Inc.	2,007	239,736

Insperity, Inc.	826	30,810

ManpowerGroup, Inc.	2,840	150,491

Robert Half International, Inc.	4,260	160,815

TransUnion	712	47,120

Verisk Analytics, Inc.	2,228	310,539

Total Professional Services		939,511

Real Estate Management & Development – 0.0%

Kennedy-Wilson Holdings, Inc.	10,351	138,910

Newmark Group, Inc. Class A	13,274	56,415

Total Real Estate Management & Development		195,325

Road & Rail – 1.0%

CSX Corp.	17,062	977,653

JB Hunt Transport Services, Inc.	1,964	181,140

Kansas City Southern	2,094	266,315

Knight-Swift Transportation Holdings, Inc.(a)	1,743	57,170

Norfolk Southern Corp.	7,880	1,150,480

Ryder System, Inc.	4,071	107,637

Union Pacific Corp.	23,383	3,297,938

Total Road & Rail		6,038,333

Semiconductors & Semiconductor Equipment – 4.2%

Analog Devices, Inc.	10,192	913,713

Applied Materials, Inc.	18,968	869,114

Broadcom, Inc.	19,540	4,632,934

Cypress Semiconductor Corp.	11,114	259,179

Entegris, Inc.	2,152	96,345

Intel Corp.	148,357	8,029,081

KLA Corp.	4,726	679,315

Lam Research Corp.	3,569	856,560

Maxim Integrated Products, Inc.	13,379	650,353

Microchip Technology, Inc.(a)	4,968	336,830

MKS Instruments, Inc.	835	68,011

Monolithic Power Systems, Inc.	995	166,623

NVIDIA Corp.	2,709	714,092

QUALCOMM, Inc.	48,965	3,312,482

Skyworks Solutions, Inc.	4,228	377,899

Teradyne, Inc.	1,555	84,234

Texas Instruments, Inc.	40,526	4,049,763

Xilinx, Inc.	5,808	452,676

Xperi Corp.	7,256	100,931

Total Semiconductors & Semiconductor Equipment		26,650,135

Software – 4.8%

CDK Global, Inc.	2,031	66,718

Citrix Systems, Inc.	2,721	385,158

Intuit, Inc.	3,447	792,810

LogMeIn, Inc.	1,874	156,067

Microsoft Corp.	155,330	24,497,094

NortonLifeLock, Inc.	19,896	372,254

Oracle Corp.	83,613	4,041,016

SS&C Technologies Holdings, Inc.	2,775	121,601

Total Software		30,432,718

Specialty Retail – 2.3%

Abercrombie & Fitch Co. Class A	6,414	58,303

American Eagle Outfitters, Inc.(a)	10,456	83,125

Bed Bath & Beyond, Inc.(a)	8,316	35,010

Best Buy Co., Inc.	9,013	513,741

Chico’s FAS, Inc.	36,168	46,657

Designer Brands, Inc. Class A	11,470	57,121

Dick’s Sporting Goods, Inc.	2,866	60,931

Foot Locker, Inc.	6,447	142,156

Gap, Inc. (The)	31,501	221,767

Guess?, Inc.	4,430	29,991

Home Depot, Inc. (The)	42,027	7,846,861

L Brands, Inc.	25,788	298,109

Lowe’s Cos., Inc.	21,102	1,815,827

Office Depot, Inc.	50,151	82,248

Penske Automotive Group, Inc.	4,981	139,468

Rent-A-Center, Inc.	6,446	91,147

Ross Stores, Inc.	5,305	461,376

Tiffany & Co.	5,786	749,287

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2020

Investments	Shares	Value

TJX Cos., Inc. (The)	30,501	$1,458,253

Tractor Supply Co.	2,645	223,635

Williams-Sonoma, Inc.	4,160	176,883

Total Specialty Retail		14,591,896

Technology Hardware, Storage & Peripherals – 3.6%

Apple, Inc.	77,029	19,587,704

Hewlett Packard Enterprise Co.	56,958	553,062

HP, Inc.	74,318	1,290,161

NetApp, Inc.	10,349	431,450

Western Digital Corp.	16,639	692,515

Xerox Holdings Corp.	8,078	152,997

Total Technology Hardware, Storage & Peripherals		22,707,889

Textiles, Apparel & Luxury Goods – 0.5%

Carter’s, Inc.	1,595	104,840

Columbia Sportswear Co.	1,660	115,818

Hanesbrands, Inc.(a)	14,879	117,098

Kontoor Brands, Inc.(a)	5,872	112,566

NIKE, Inc. Class B	18,726	1,549,389

Ralph Lauren Corp.	1,574	105,191

Steven Madden Ltd.	3,758	87,298

VF Corp.	11,699	632,682

Wolverine World Wide, Inc.	1,776	26,995

Total Textiles, Apparel & Luxury Goods		2,851,877

Thrifts & Mortgage Finance – 0.2%

MGIC Investment Corp.	14,581	92,589

New York Community Bancorp, Inc.(a)	47,183	443,048

TFS Financial Corp.	27,372	417,971

Total Thrifts & Mortgage Finance		953,608

Tobacco – 2.6%

Altria Group, Inc.	184,078	7,118,296

Philip Morris International, Inc.	127,639	9,312,541

Universal Corp.	3,608	159,510

Vector Group Ltd.	17,154	161,591

Total Tobacco		16,751,938

Trading Companies & Distributors – 0.3%

Air Lease Corp.	2,893	64,051

Applied Industrial Technologies, Inc.	2,340	106,985

Fastenal Co.	20,055	626,719

GATX Corp.	1,615	101,034

H&E Equipment Services, Inc.	4,317	63,373

MSC Industrial Direct Co., Inc. Class A	3,879	213,229

W.W. Grainger, Inc.	1,478	367,283

Watsco, Inc.(a)	2,208	348,930

Total Trading Companies & Distributors		1,891,604

Transportation Infrastructure – 0.1%

Macquarie Infrastructure Corp.	13,911	351,253

Water Utilities – 0.1%

American Water Works Co., Inc.	4,970	594,213

Essential Utilities, Inc.	7,789	317,013

Total Water Utilities		911,226

Wireless Telecommunication Services – 0.0%

Telephone & Data Systems, Inc.	5,008	83,934
TOTAL COMMON STOCKS (Cost: $669,693,768)		633,299,491

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%

United States – 0.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(b)
(Cost: $2,724,752)	2,724,752	2,724,752

TOTAL INVESTMENTS IN SECURITIES – 100.2% (Cost: $672,418,520)		636,024,243

Other Assets less Liabilities – (0.2)%		(1,068,119)

NET ASSETS – 100.0%		$634,956,124
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $6,357,510 and the total market value of the collateral held by the Fund was $6,605,172. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $3,880,420.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree U.S. Total Market Fund^	$1,355,082	$9,249,359	$10,298,639	$(240,094)	$(65,708)	$—	$25,449

^	As of March 31, 2020, the Fund did not hold a position in this affiliate.

See Notes to Financial Statements.

WisdomTree Trust	99

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2020

	WisdomTree U.S. Dividend ex-Financials Fund	WisdomTree U.S. ESG Fund	WisdomTree U.S. High Dividend Fund	WisdomTree U.S. LargeCap Dividend Fund	WisdomTree U.S. LargeCap Fund
ASSETS:

Investments, at cost	$694,771,976	$73,370,920	$844,507,688	$1,870,043,745	$395,195,423

Investment in affiliates, at cost (Note 3)	1,534,632	—	2,650,662	7,083,067	562,731
Investments in securities, at value[1,2] (Note 2)	541,562,170	73,069,281	678,441,360	1,845,833,003	341,158,302

Investment in affiliates, at value (Note 3)	1,174,518	—	3,007,801	5,486,081	513,645

Cash	1,052,963	99,171	709,667	1,366,549	195,352

Receivables:

Investment securities sold	—	—	4,112,014	840,258	—

Capital shares sold	—	—	—	12,218,627	—

Dividends	2,401,042	84,609	1,956,374	3,436,310	413,585

Securities lending income	3,061	434	3,598	4,725	367
Total Assets	546,193,754	73,253,495	688,230,814	1,869,185,553	342,281,251
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	1,975,042	322,107	4,030,316	5,974,959	585,507

Investment securities purchased	1,013,639	88,835	2,191,318	13,042,380	247,788

Capital shares redeemed	—	—	2,828,893	—	—

Advisory fees (Note 3)	192,374	18,173	242,352	467,662	23,946

Service fees (Note 2)	2,207	286	2,763	7,303	1,306
Total Liabilities	3,183,262	429,401	9,295,642	19,492,304	858,547
NET ASSETS	$543,010,492	$72,824,094	$678,935,172	$1,849,693,249	$341,422,704
NET ASSETS:

Paid-in capital	$754,960,304	$83,279,505	$913,918,190	$1,957,493,012	$405,042,529

Total distributable earnings (loss)	(211,949,812)	(10,455,411)	(234,983,018)	(107,799,763)	(63,619,825)
NET ASSETS	$543,010,492	$72,824,094	$678,935,172	$1,849,693,249	$341,422,704
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	8,400,000	2,650,000	12,000,000	22,850,000	12,150,000
Net asset value per share	$64.64	$27.48	$56.58	$80.95	$28.10
[1] Includes market value of securities out on loan of:	$11,353,588	$1,406,719	$7,407,903	$22,452,798	$2,770,983
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

100	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

March 31, 2020

	WisdomTree U.S. MidCap Dividend Fund	WisdomTree U.S. MidCap Fund	WisdomTree U.S. Multifactor Fund	WisdomTree U.S. Quality Dividend Growth Fund	WisdomTree U.S. Quality Shareholder Yield Fund
ASSETS:

Investments, at cost	$3,524,272,734	$841,060,545	$165,611,286	$2,828,855,575	$77,655,072

Investment in affiliates, at cost (Note 3)	8,846,583	1,110,594	—	—	—
Investments in securities, at value[1,2] (Note 2)	2,673,562,921	607,586,020	143,480,621	2,718,605,069	61,954,049

Investment in affiliates, at value (Note 3)	8,731,483	821,392	—	—	—

Cash	4,775,686	631,325	172,681	8,318,657	50,554

Receivables:

Investment securities sold	38,599,246	16,124,232	—	6,376,130	—

Capital shares sold	—	—	—	31,329,801	—

Dividends	8,499,870	1,211,514	165,401	4,360,010	81,642

Securities lending income	94,691	30,239	2,806	2,879	104
Total Assets	2,734,263,897	626,404,722	143,821,509	2,768,992,546	62,086,349
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	202,305,185	48,722,575	2,475,192	2,441,228	277,007

Investment securities purchased	31,025,451	2,140,414	—	26,609,356	—

Capital shares redeemed	14,712,371	14,694,622	—	15,789,242	—

Advisory fees (Note 3)	949,016	235,681	38,104	659,461	14,425

Service fees (Note 2)	10,844	2,706	599	10,363	167
Total Liabilities	249,002,867	65,795,998	2,513,895	45,509,650	291,599
NET ASSETS	$2,485,261,030	$560,608,724	$141,307,614	$2,723,482,896	$61,794,750
NET ASSETS:

Paid-in capital	$3,591,939,637	$903,351,236	$189,466,904	$2,990,184,153	$80,233,561

Total distributable earnings (loss)	(1,106,678,607)	(342,742,512)	(48,159,290)	(266,701,257)	(18,438,811)
NET ASSETS	$2,485,261,030	$560,608,724	$141,307,614	$2,723,482,896	$61,794,750
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	102,750,000	21,200,000	5,750,000	70,100,000	950,000
Net asset value per share	$24.19	$26.44	$24.58	$38.85	$65.05
[1] Includes market value of securities out on loan of:	$418,633,447	$92,522,264	$2,849,016	$16,863,346	$787,006
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	101

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

March 31, 2020

	WisdomTree U.S. SmallCap Dividend Fund	WisdomTree U.S. SmallCap Fund	WisdomTree U.S. SmallCap Quality Dividend Growth Fund	WisdomTree U.S. Total Dividend Fund
ASSETS:

Investments, at cost	$1,989,532,344	$705,483,373	$104,942,707	$672,418,520

Investment in affiliates, at cost (Note 3)	2,368,199	231,390	—	—
Investments in securities, at value[1,2] (Note 2)	1,415,226,198	444,372,945	76,248,195	636,024,243

Investment in affiliates, at value (Note 3)	2,449,921	165,336	—	—

Cash	1,474,642	219,274	6,676	354,978

Receivables:

Investment securities sold	4,550,391	12,753	1,248,377	851,930

Dividends	4,309,032	476,228	163,354	1,370,631

Securities lending income	168,798	114,825	1,120	3,495
Total Assets	1,428,178,982	445,361,361	77,667,722	638,605,277
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	105,530,795	25,526,651	2,584,671	2,724,752

Investment securities purchased	5,243,098	—	—	760,899

Capital shares redeemed	—	—	1,250,889	—

Advisory fees (Note 3)	480,446	156,712	29,339	160,985

Service fees (Note 2)	5,517	1,811	339	2,517
Total Liabilities	111,259,856	25,685,174	3,865,238	3,649,153
NET ASSETS	$1,316,919,126	$419,676,187	$73,802,484	$634,956,124
NET ASSETS:

Paid-in capital	$2,128,921,747	$744,322,306	$121,861,200	$702,754,299

Total distributable earnings (loss)	(812,002,621)	(324,646,119)	(48,058,716)	(67,798,175)
NET ASSETS	$1,316,919,126	$419,676,187	$73,802,484	$634,956,124
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	72,700,000	18,750,000	2,950,000	8,100,000
Net asset value per share	$18.11	$22.38	$25.02	$78.39
[1] Includes market value of securities out on loan of:	$191,957,417	$60,228,165	$3,566,234	$6,357,510
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

102	WisdomTree Trust

Statements of Operations

WisdomTree Trust

For the Year Ended March 31, 2020

	WisdomTree U.S. Dividend ex-Financials Fund	WisdomTree U.S. ESG Fund	WisdomTree U.S. High Dividend Fund	WisdomTree U.S. LargeCap Dividend Fund	WisdomTree U.S. LargeCap Fund
INVESTMENT INCOME:

Dividends[1]	$30,999,589	$2,050,744	$37,230,892	$66,241,845	$7,131,637

Dividends from affiliates (Note 3)	109,256	—	135,685	181,733	44,179

Non-cash dividends	—	—	2,113	—	—

Securities lending income (Note 2)	28,260	5,344	65,816	84,811	4,330
Total investment income	31,137,105	2,056,088	37,434,506	66,508,389	7,180,146
EXPENSES:

Advisory fees (Note 3)	2,960,212	263,732	3,542,142	6,119,682	255,957

Service fees (Note 2)	34,275	4,145	41,015	96,166	14,078
Total expenses	2,994,487	267,877	3,583,157	6,215,848	270,035
Expense waivers (Note 3)	(6,149)	—	(7,318)	(9,779)	(186)
Net expenses	2,988,338	267,877	3,575,839	6,206,069	269,849
Net investment income	28,148,767	1,788,211	33,858,667	60,302,320	6,910,297
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(23,514,419)	(5,577,443)	(48,772,724)	(49,582,071)	(4,599,700)

Investment transactions in affiliates (Note 3)	267,856	—	952,976	929,626	(20,010)

In-kind redemptions	59,221,374	9,875,179	56,979,648	108,531,495	34,307,842

Futures contracts	—	(3,107)	—	—	—
Net realized gain	35,974,811	4,294,629	9,159,900	59,879,050	29,688,132
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(213,048,766)	(17,129,564)	(206,047,362)	(374,545,188)	(87,630,296)

Investment transactions in affiliates (Note 3)	(586,346)	—	(212,530)	(1,866,191)	(101,947)
Net decrease in unrealized appreciation/depreciation	(213,635,112)	(17,129,564)	(206,259,892)	(376,411,379)	(87,732,243)
Net realized and unrealized loss on investments	(177,660,301)	(12,834,935)	(197,099,992)	(316,532,329)	(58,044,111)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(149,511,534)	$(11,046,724)	$(163,241,325)	$(256,230,009)	$(51,133,814)
[1] Net of foreign withholding tax of:	—	$47	—	—	—

See Notes to Financial Statements.

WisdomTree Trust	103

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended March 31, 2020

	WisdomTree U.S. MidCap Dividend Fund	WisdomTree U.S. MidCap Fund	WisdomTree U.S. Multifactor Fund	WisdomTree U.S. Quality Dividend Growth Fund	WisdomTree U.S. Quality Shareholder Yield Fund
INVESTMENT INCOME:

Dividends[1]	$122,304,287	$20,848,088	$3,185,348	$79,356,239	$972,648

Dividends from affiliates (Note 3)	419,203	114,115	3,290	—	—

Non-cash dividends	382,931	213,383	—	—	—

Securities lending income (Note 2)	1,269,949	242,176	13,829	139,662	917
Total investment income	124,376,370	21,417,762	3,202,467	79,495,901	973,565
EXPENSES:

Advisory fees (Note 3)	14,674,394	4,140,944	403,330	8,212,548	173,591

Service fees (Note 2)	169,914	47,948	6,338	129,054	2,010
Total expenses	14,844,308	4,188,892	409,668	8,341,602	175,601
Expense waivers (Note 3)	(30,762)	(6,644)	(160)	—	—
Net expenses	14,813,546	4,182,248	409,508	8,341,602	175,601
Net investment income	109,562,824	17,235,514	2,792,959	71,154,299	797,964
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(147,139,340)	(1,905,050)	(14,560,849)	(76,248,100)	(328,048)

Investment transactions in affiliates (Note 3)	2,761,273	(349,239)	8,648	—	—

In-kind redemptions	112,319,008	58,329,902	5,569,472	271,105,999	5,630,724

Futures contracts	—	—	36,331	—	—
Net realized gain (loss)	(32,059,059)	56,075,613	(8,946,398)	194,857,899	5,302,676
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(1,236,866,965)	(378,746,747)	(24,714,385)	(512,627,235)	(18,790,022)

Investment transactions in affiliates (Note 3)	(1,707,838)	(473,144)	—	—	—
Net decrease in unrealized appreciation/depreciation	(1,238,574,803)	(379,219,891)	(24,714,385)	(512,627,235)	(18,790,022)
Net realized and unrealized loss on investments	(1,270,633,862)	(323,144,278)	(33,660,783)	(317,769,336)	(13,487,346)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,161,071,038)	$(305,908,764)	$(30,867,824)	$(246,615,037)	$(12,689,382)
[1] Net of foreign withholding tax of:	$11,518	$5,092	—	—	—

See Notes to Financial Statements.

104	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended March 31, 2020

	WisdomTree U.S. SmallCap Dividend Fund	WisdomTree U.S. SmallCap Fund	WisdomTree U.S. SmallCap Quality Dividend Growth Fund	WisdomTree U.S. Total Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$65,684,159	$12,847,735	$3,170,840	$22,502,719

Dividends from affiliates (Note 3)	153,298	38,915	—	25,449

Non-cash dividends	286,646	1,341	—	27,470

Securities lending income (Note 2)	1,863,560	920,298	14,737	54,549
Total investment income	67,987,663	13,808,289	3,185,577	22,610,187
EXPENSES:

Advisory fees (Note 3)	7,776,962	2,867,079	452,583	2,042,234

Service fees (Note 2)	90,049	33,197	5,240	32,092
Total expenses	7,867,011	2,900,276	457,823	2,074,326
Expense waivers (Note 3)	(3,370)	(1,105)	—	(1,222)
Net expenses	7,863,641	2,899,171	457,823	2,073,104
Net investment income	60,124,022	10,909,118	2,727,754	20,537,083
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(123,728,861)	5,066,236	(606,376)	(19,396,441)

Investment transactions in affiliates (Note 3)	1,623,269	(170,862)	—	(240,094)

In-kind redemptions	13,781,807	54,140,967	3,646,011	52,217,504
Net realized gain (loss)	(108,323,785)	59,036,341	3,039,635	32,580,969
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(601,919,656)	(329,628,779)	(37,054,338)	(174,484,936)

Investment transactions in affiliates (Note 3)	(885,668)	(63,855)	—	(65,708)
Net decrease in unrealized appreciation/depreciation	(602,805,324)	(329,692,634)	(37,054,338)	(174,550,644)
Net realized and unrealized loss on investments	(711,129,109)	(270,656,293)	(34,014,703)	(141,969,675)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(651,005,087)	$(259,747,175)	$(31,286,949)	$(121,432,592)
[1] Net of foreign withholding tax of:	$2,793	$2,557	$388	$179

See Notes to Financial Statements.

WisdomTree Trust	105

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree U.S. Dividend ex-Financials Fund		WisdomTree U.S. ESG Fund		WisdomTree U.S. High Dividend Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$28,148,767	$28,459,541	$1,788,211	$1,492,840	$33,858,667	$33,702,169

Net realized gain (loss) on investments and futures contracts	35,974,811	(9,263,640)	4,294,629	(1,032,702)	9,159,900	18,061,856

Net increase (decrease) in unrealized appreciation/depreciation on investments	(213,635,112)	17,633,990	(17,129,564)	4,233,368	(206,259,892)	40,659,909
Net increase (decrease) in net assets resulting from operations	(149,511,534)	36,829,891	(11,046,724)	4,693,506	(163,241,325)	92,423,934
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(28,605,928)	(27,973,156)	(2,196,268)	(1,733,962)	(35,182,638)	(32,229,868)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	140,488,671	97,756,088	5,285,033	51,103,813	164,506,928	166,962,552

Cost of shares redeemed	(210,429,585)	(126,053,661)	(32,243,023)	(10,984,580)	(240,423,491)	(309,176,101)
Net increase (decrease) in net assets resulting from capital share transactions	(69,940,914)	(28,297,573)	(26,957,990)	40,119,233	(75,916,563)	(142,213,549)
Net Increase (Decrease) in Net Assets	(248,058,376)	(19,440,838)	(40,200,982)	43,078,777	(274,340,526)	(82,019,483)
NET ASSETS:

Beginning of year	$791,068,868	$810,509,706	$113,025,076	$69,946,299	$953,275,698	$1,035,295,181

End of year	$543,010,492	$791,068,868	$72,824,094	$113,025,076	$678,935,172	$953,275,698
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	9,250,000	9,600,000	3,500,000	2,250,000	13,150,000	15,200,000

Shares created	1,550,000	1,250,000	150,000	1,600,000	2,150,000	2,500,000

Shares redeemed	(2,400,000)	(1,600,000)	(1,000,000)	(350,000)	(3,300,000)	(4,550,000)
Shares outstanding, end of year	8,400,000	9,250,000	2,650,000	3,500,000	12,000,000	13,150,000

See Notes to Financial Statements.

106	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. LargeCap Dividend Fund		WisdomTree U.S. LargeCap Fund		WisdomTree U.S. MidCap Dividend Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$60,302,320	$54,897,223	$6,910,297	$4,105,179	$109,562,824	$77,627,387

Net realized gain (loss) on investments	59,879,050	52,140,960	29,688,132	7,825,960	(32,059,059)	(303,975)

Net increase (decrease) in unrealized appreciation/depreciation on investments	(376,411,379)	78,059,509	(87,732,243)	1,152,048	(1,238,574,803)	148,961,939
Net increase (decrease) in net assets resulting from operations	(256,230,009)	185,097,692	(51,133,814)	13,083,187	(1,161,071,038)	226,285,351
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(60,470,137)	(53,410,696)	(6,827,555)	(4,134,218)	(110,075,200)	(73,682,291)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	419,731,501	234,835,743	259,529,873	84,643,974	582,755,620	840,413,736

Cost of shares redeemed	(288,303,455)	(265,109,065)	(99,996,954)	(38,554,537)	(560,031,039)	(323,811,148)
Net increase (decrease) in net assets resulting from capital share transactions	131,428,046	(30,273,322)	159,532,919	46,089,437	22,724,581	516,602,588
Net Increase (Decrease) in Net Assets	(185,272,100)	101,413,674	101,571,550	55,038,406	(1,248,421,657)	669,205,648
NET ASSETS:

Beginning of year	$2,034,965,349	$1,933,551,675	$239,851,154	$184,812,748	$3,733,682,687	$3,064,477,039

End of year	$1,849,693,249	$2,034,965,349	$341,422,704	$239,851,154	$2,485,261,030	$3,733,682,687
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	21,600,000	21,850,000	7,550,000	6,100,000	104,400,000	89,850,000

Shares created	4,300,000	2,750,000	7,500,000	2,800,000	15,700,000	24,500,000

Shares redeemed	(3,050,000)	(3,000,000)	(2,900,000)	(1,350,000)	(17,350,000)	(9,950,000)
Shares outstanding, end of year	22,850,000	21,600,000	12,150,000	7,550,000	102,750,000	104,400,000

See Notes to Financial Statements.

WisdomTree Trust	107

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. MidCap Fund		WisdomTree U.S. Multifactor Fund		WisdomTree U.S. Quality Dividend Growth Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$17,235,514	$14,693,427	$2,792,959	$959,562	$71,154,299	$54,709,740

Net realized gain (loss) on investments and futures contracts	56,075,613	(45,427,404)	(8,946,398)	(11,426,428)	194,857,899	(52,868,008)

Net increase (decrease) in unrealized appreciation/depreciation on investments	(379,219,891)	55,470,241	(24,714,385)	2,506,832	(512,627,235)	211,580,499
Net increase (decrease) in net assets resulting from operations	(305,908,764)	24,736,264	(30,867,824)	(7,960,034)	(246,615,037)	213,422,231
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(17,560,711)	(15,362,214)	(2,826,270)	(905,199)	(69,826,053)	(54,505,786)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	151,208,990	223,804,927	133,661,678	204,488,667	1,106,195,913	813,059,228

Cost of shares redeemed	(365,442,227)	(170,031,971)	(73,140,625)	(86,725,156)	(846,633,303)	(255,919,617)
Net increase (decrease) in net assets resulting from capital share transactions	(214,233,237)	53,772,956	60,521,053	117,763,511	259,562,610	557,139,611
Net Increase (Decrease) in Net Assets	(537,702,712)	63,147,006	26,826,959	108,898,278	(56,878,480)	716,056,056
NET ASSETS:

Beginning of year	$1,098,311,436	$1,035,164,430	$114,480,655	$5,582,377	$2,780,361,376	$2,064,305,320

End of year	$560,608,724	$1,098,311,436	$141,307,614	$114,480,655	$2,723,482,896	$2,780,361,376
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	27,950,000	26,800,000	3,950,000	200,000	64,600,000	51,200,000

Shares created	3,750,000	6,000,000	4,350,000	6,900,000	23,950,000	20,200,000

Shares redeemed	(10,500,000)	(4,850,000)	(2,550,000)	(3,150,000)	(18,450,000)	(6,800,000)
Shares outstanding, end of year	21,200,000	27,950,000	5,750,000	3,950,000	70,100,000	64,600,000

See Notes to Financial Statements.

108	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. Quality Shareholder Yield Fund		WisdomTree U.S. SmallCap Dividend Fund		WisdomTree U.S. SmallCap Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$797,964	$667,735	$60,124,022	$60,197,738	$10,909,118	$10,917,123

Net realized gain (loss) on investments	5,302,676	(461,016)	(108,323,785)	(25,799,382)	59,036,341	(20,905,486)

Net increase (decrease) in unrealized appreciation/depreciation on investments	(18,790,022)	2,272,056	(602,805,324)	19,992,593	(329,692,634)	17,632,066
Net increase (decrease) in net assets resulting from operations	(12,689,382)	2,478,775	(651,005,087)	54,390,949	(259,747,175)	7,643,703
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(764,994)	(676,737)	(63,284,313)	(57,474,162)	(11,592,685)	(10,921,376)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	60,365,127	7,819,793	97,117,312	224,869,870	185,877,974	235,765,480

Cost of shares redeemed	(23,228,928)	(15,975,374)	(153,613,825)	(99,358,936)	(230,959,748)	(85,389,190)
Net increase (decrease) in net assets resulting from capital share transactions	37,136,199	(8,155,581)	(56,496,513)	125,510,934	(45,081,774)	150,376,290
Net Increase (Decrease) in Net Assets	23,681,823	(6,353,543)	(770,785,913)	122,427,721	(316,421,634)	147,098,617
NET ASSETS:

Beginning of year	$38,112,927	$44,466,470	$2,087,705,039	$1,965,277,318	$736,097,821	$588,999,204

End of year	$61,794,750	$38,112,927	$1,316,919,126	$2,087,705,039	$419,676,187	$736,097,821
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	450,000	550,000	75,800,000	71,650,000	20,400,000	16,500,000

Shares created	750,000	100,000	3,550,000	7,800,000	5,000,000	6,500,000

Shares redeemed	(250,000)	(200,000)	(6,650,000)	(3,650,000)	(6,650,000)	(2,600,000)
Shares outstanding, end of year	950,000	450,000	72,700,000	75,800,000	18,750,000	20,400,000

See Notes to Financial Statements.

WisdomTree Trust	109

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree U.S. SmallCap Quality Dividend Growth Fund		WisdomTree U.S. Total Dividend Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$2,727,754	$2,754,660	$20,537,083	$16,841,431

Net realized gain (loss) on investments	3,039,635	(6,993,104)	32,580,969	6,393,021

Net increase (decrease) in unrealized appreciation/depreciation on investments	(37,054,338)	7,710,228	(174,550,644)	29,242,553
Net increase (decrease) in net assets resulting from operations	(31,286,949)	3,471,784	(121,432,592)	52,477,005
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(2,702,894)	(2,704,131)	(20,435,251)	(16,303,635)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	20,559,883	53,170,662	244,794,844	76,547,498

Cost of shares redeemed	(32,466,875)	(35,299,166)	(116,073,986)	(43,849,267)
Net increase (decrease) in net assets resulting from capital share transactions	(11,906,992)	17,871,496	128,720,858	32,698,231
Net Increase (Decrease) in Net Assets	(45,896,835)	18,639,149	(13,146,985)	68,871,601
NET ASSETS:

Beginning of year	$119,699,319	$101,060,170	$648,103,109	$579,231,508

End of year	$73,802,484	$119,699,319	$634,956,124	$648,103,109
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	3,450,000	2,950,000	6,850,000	6,500,000

Shares created	550,000	1,600,000	2,400,000	850,000

Shares redeemed	(1,050,000)	(1,100,000)	(1,150,000)	(500,000)
Shares outstanding, end of year	2,950,000	3,450,000	8,100,000	6,850,000

See Notes to Financial Statements.

110	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Dividend ex-Financials Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$85.52	$84.43	$82.50	$75.41	$75.82
Investment operations:

Net investment income[1]	3.11	3.06	2.73	2.52	2.46

Net realized and unrealized gain (loss)	(20.83)	1.05	1.96	7.31	(0.38)
Total from investment operations	(17.72)	4.11	4.69	9.83	2.08
Dividends and distributions to shareholders:

Net investment income	(3.16)	(2.96)	(2.76)	(2.69)	(2.49)

Capital gains	—	(0.06)	—	—	—

Tax return of capital	—	—	—	(0.05)	—
Total dividends and distributions to shareholders	(3.16)	(3.02)	(2.76)	(2.74)	(2.49)
Net asset value, end of year	$64.64	$85.52	$84.43	$82.50	$75.41

TOTAL RETURN[2]	(21.49)%	4.99%	5.71%	13.27%	2.96%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$543,010	$791,069	$810,510	$903,352	$916,193

Ratios to average net assets[3] of:

Expenses[4]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	3.61%	3.57%	3.22%	3.21%	3.39%
Portfolio turnover rate[5]	46%	32%	34%	33%	32%

WisdomTree U.S. ESG Fund	For the Year Ended March 31, 2020[6]	For the Year Ended March 31, 2019[6]	For the Year Ended March 31, 2018[6,7]	For the Year Ended March 31, 2017[6,7]	For the Year Ended March 31, 2016[6,7]
Net asset value, beginning of year	$32.29	$31.09	$27.89	$23.83	$24.65
Investment operations:

Net investment income[1]	0.64	0.60	0.53	0.48	0.48

Net realized and unrealized gain (loss)	(4.62)	1.29	3.17	4.10	(0.78)
Total from investment operations	(3.98)	1.89	3.70	4.58	(0.30)
Dividends and distributions to shareholders:

Net investment income	(0.83)	(0.69)	(0.50)	(0.51)	(0.52)

Tax return of capital	—	—	—	(0.01)	—
Total dividends and distributions to shareholders	(0.83)	(0.69)	(0.50)	(0.52)	(0.52)
Net asset value, end of year	$27.48	$32.29	$31.09	$27.89	$23.83

TOTAL RETURN[2]	(12.73)%	6.34%	13.31%	19.39%	(1.18)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$72,824	$113,025	$69,946	$62,755	$57,204

Ratios to average net assets of:

Expenses	0.28%	0.28%	0.28%	0.28%	0.28%

Net investment income	1.90%	1.89%	1.75%	1.87%	2.00%
Portfolio turnover rate[5]	56%	22%	22%	19%	12%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree U.S. Dividend ex-Financials Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

The information reflects the investment objective and strategy of the WisdomTree U.S. Total Market Fund through March 16, 2020 and the investment objective and strategy of the WisdomTree U.S. ESG Fund thereafter.

[7]	Per share amounts were adjusted to reflect a 3:1 stock split effective November 10, 2017.

See Notes to Financial Statements.

WisdomTree Trust	111

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. High Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$72.49	$68.11	$68.48	$63.29	$60.74
Investment operations:

Net investment income[1]	2.65	2.49	2.21	2.10	2.10

Net realized and unrealized gain (loss)	(15.81)	4.28	(0.34)	5.39	2.50
Total from investment operations	(13.16)	6.77	1.87	7.49	4.60
Dividends to shareholders:

Net investment income	(2.75)	(2.39)	(2.24)	(2.30)	(2.05)
Net asset value, end of year	$56.58	$72.49	$68.11	$68.48	$63.29

TOTAL RETURN[2]	(18.99)%	10.15%	2.69%	12.02%	7.88%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$678,935	$953,276	$1,035,295	$1,263,368	$1,025,362

Ratios to average net assets[3] of:

Expenses[4]	0.38%	0.38%	0.38%[5]	0.38%[5]	0.38%[5]

Net investment income	3.63%	3.55%	3.17%	3.17%	3.53%
Portfolio turnover rate[6]	39%	20%	17%	23%	20%

WisdomTree U.S. LargeCap Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$94.21	$88.49	$82.92	$73.42	$73.27
Investment operations:

Net investment income[1]	2.72	2.54	2.22	2.04	2.01

Net realized and unrealized gain (loss)	(13.27)	5.66	5.57	9.63	0.13
Total from investment operations	(10.55)	8.20	7.79	11.67	2.14
Dividends to shareholders:

Net investment income	(2.71)	(2.48)	(2.22)	(2.17)	(1.99)
Net asset value, end of year	$80.95	$94.21	$88.49	$82.92	$73.42

TOTAL RETURN[2]	(11.62)%	9.44%	9.44%	16.13%	3.04%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,849,693	$2,034,965	$1,933,552	$1,940,332	$1,725,259

Ratios to average net assets[3] of:

Expenses[4]	0.28%	0.28%	0.28%	0.28%	0.28%

Net investment income	2.76%	2.79%	2.54%	2.63%	2.81%
Portfolio turnover rate[6]	13%	11%	10%	11%	11%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are legal expenses. Without these legal expenses, the annualized expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

112	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. LargeCap Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018[1]	For the Year Ended March 31, 2017[1]	For the Year Ended March 31, 2016[1]
Net asset value, beginning of year	$31.77	$30.30	$27.14	$23.22	$23.83
Investment operations:

Net investment income[2]	0.73	0.60	0.53	0.48	0.49

Net realized and unrealized gain (loss)	(3.72)	1.46	3.11	3.95	(0.60)
Total from investment operations	(2.99)	2.06	3.64	4.43	(0.11)
Dividends to shareholders:

Net investment income	(0.68)	(0.59)	(0.48)	(0.51)	(0.50)
Net asset value, end of year	$28.10	$31.77	$30.30	$27.14	$23.22

TOTAL RETURN[3]	(9.65)%	6.93%	13.49%	19.31%	(0.45)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$341,423	$239,851	$184,813	$130,254	$118,412

Ratios to average net assets[4] of:

Expenses	0.08%[5]	0.28%[5]	0.28%[5]	0.28%	0.28%[5]

Net investment income	2.16%	1.94%	1.80%	1.94%	2.11%
Portfolio turnover rate[6]	22%	14%	17%	19%	18%

WisdomTree U.S. MidCap Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018[1]	For the Year Ended March 31, 2017[1]	For the Year Ended March 31, 2016[1]
Net asset value, beginning of year	$35.76	$34.11	$32.50	$28.69	$28.68
Investment operations:

Net investment income[2]	1.01	0.82	0.76	0.78	0.71

Net realized and unrealized gain (loss)	(11.56)	1.61	1.59	3.89	0.08
Total from investment operations	(10.55)	2.43	2.35	4.67	0.79
Dividends and distributions to shareholders:

Net investment income	(1.02)	(0.78)	(0.74)	(0.86)	(0.68)

Capital gains	—	—	—	—	(0.10)
Total dividends and distributions to shareholders	(1.02)	(0.78)	(0.74)	(0.86)	(0.78)
Net asset value, end of year	$24.19	$35.76	$34.11	$32.50	$28.69

TOTAL RETURN[3]	(30.28)%	7.21%	7.30%	16.52%	2.98%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$2,485,261	$3,733,683	$3,064,477	$2,822,559	$1,609,484

Ratios to average net assets[4] of:

Expenses[5]	0.38%	0.38%	0.38%[7]	0.38%[7]	0.38%

Net investment income	2.84%	2.34%	2.26%	2.56%	2.60%
Portfolio turnover rate[6]	33%	27%	27%	33%	32%
[1]	Per share amounts were adjusted to reflect a 3:1 stock split effective November 10, 2017.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Included in the expense ratio are legal expenses. Without these legal expenses, the annualized expense ratio would have been unchanged.

See Notes to Financial Statements.

WisdomTree Trust	113

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. MidCap Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017[1]	For the Year Ended March 31, 2016[1]
Net asset value, beginning of year	$39.30	$38.63	$35.25	$30.07	$32.14
Investment operations:

Net investment income[2]	0.62	0.53	0.47	0.50	0.40

Net realized and unrealized gain (loss)	(12.83)	0.68	3.32	5.25	(2.10)
Total from investment operations	(12.21)	1.21	3.79	5.75	(1.70)
Dividends and distributions to shareholders:

Net investment income	(0.65)	(0.54)	(0.41)	(0.54)	(0.37)

Tax return of capital	—	—	—	(0.03)	—
Total dividends and distributions to shareholders	(0.65)	(0.54)	(0.41)	(0.57)	(0.37)
Net asset value, end of year	$26.44	$39.30	$38.63	$35.25	$30.07

TOTAL RETURN[3]	(31.45)%	3.22%	10.77%[4]	19.31%	(5.29)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$560,609	$1,098,311	$1,035,164	$794,832	$662,944

Ratios to average net assets[5] of:

Expenses[6]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	1.58%	1.34%	1.25%	1.54%	1.32%
Portfolio turnover rate[7]	41%	36%	45%	42%	40%

WisdomTree U.S. Multifactor Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Period June 29, 2017* through March 31, 2018
Net asset value, beginning of period	$28.98	$27.91	$24.75
Investment operations:

Net investment income[2]	0.59	0.47	0.34

Net realized and unrealized gain (loss)	(4.43)	0.97	3.09
Total from investment operations	(3.84)	1.44	3.43
Dividends to shareholders:

Net investment income	(0.56)	(0.37)	(0.27)
Net asset value, end of period	$24.58	$28.98	$27.91

TOTAL RETURN[3]	(13.43)%	5.25%	13.90%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$141,308	$114,481	$5,582

Ratios to average net assets of:

Expenses	0.28%[5,6]	0.28%[5,6]	0.28%[8]

Net investment income	1.94%[5]	1.65%[5]	1.66%[8]
Portfolio turnover rate[7]	145%	179%	143%
*	Commencement of operations.

[1]	Per share amounts were adjusted to reflect a 3:1 stock split effective February 6, 2017.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]

Portfolio turnover rate is not annualized for fiscal periods less than a year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]	Annualized.

See Notes to Financial Statements.

114	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Quality Dividend Growth Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$43.04	$40.32	$35.45	$31.25	$31.23
Investment operations:

Net investment income[1]	1.09	0.97	0.78	0.73	0.70

Net realized and unrealized gain (loss)	(4.21)	2.71	4.84	4.20	(0.02)
Total from investment operations	(3.12)	3.68	5.62	4.93	0.68
Dividends and distributions to shareholders:

Net investment income	(1.07)	(0.93)	(0.75)	(0.73)	(0.66)

Capital gains	—	(0.03)	—	—	—
Total dividends and distributions to shareholders	(1.07)	(0.96)	(0.75)	(0.73)	(0.66)
Net asset value, end of year	$38.85	$43.04	$40.32	$35.45	$31.25

TOTAL RETURN[2]	(7.52)%	9.25%	15.95%[3]	15.99%	2.25%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$2,723,483	$2,780,361	$2,064,305	$1,290,417	$595,351

Ratios to average net assets of:

Expenses	0.28%	0.28%	0.28%	0.28%	0.28%

Net investment income	2.43%	2.33%	1.99%	2.22%	2.30%
Portfolio turnover rate[4]	41%	29%	29%	29%	32%

WisdomTree U.S. Quality Shareholder Yield Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018[5]	For the Year Ended March 31, 2017[5]	For the Year Ended March 31, 2016[5]
Net asset value, beginning of year	$84.70	$80.85	$70.26	$62.76	$66.28
Investment operations:

Net investment income[1]	1.52	1.43	1.14	0.92	1.06

Net realized and unrealized gain (loss)	(19.75)	3.89	10.59	7.55	(3.70)
Total from investment operations	(18.23)	5.32	11.73	8.47	(2.64)
Dividends to shareholders:

Net investment income	(1.42)	(1.47)	(1.14)	(0.97)	(0.88)
Net asset value, end of year	$65.05	$84.70	$80.85	$70.26	$62.76

TOTAL RETURN[2]	(21.86)%	6.70%	16.77%	13.61%	(4.00)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$61,795	$38,113	$44,466	$59,718	$138,062

Ratios to average net assets of:

Expenses	0.38%	0.38%	0.38%[6,7]	0.38%[6]	0.38%[6,7]

Net investment income	1.75%	1.73%	1.48%[6]	1.42%[6]	1.68%[6]
Portfolio turnover rate[4]	101%	54%	82%	106%	85%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree U.S. Quality Shareholder Yield Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]

The information reflects the investment objective and strategy of the WisdomTree U.S. LargeCap Value Fund through December 17, 2017 and the investment objective and strategy of the WisdomTree U.S. Quality Shareholder Yield Fund thereafter.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

See Notes to Financial Statements.

WisdomTree Trust	115

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. SmallCap Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018[1]	For the Year Ended March 31, 2017[1]	For the Year Ended March 31, 2016[1]
Net asset value, beginning of year	$27.54	$27.43	$26.88	$22.91	$23.99
Investment operations:

Net investment income[2]	0.79	0.82	0.81	0.70	0.69

Net realized and unrealized gain (loss)	(9.40)	0.08	0.53	4.09	(1.13)
Total from investment operations	(8.61)	0.90	1.34	4.79	(0.44)
Dividends to shareholders:

Net investment income	(0.82)	(0.79)	(0.79)	(0.82)	(0.64)
Net asset value, end of year	$18.11	$27.54	$27.43	$26.88	$22.91

TOTAL RETURN[3]	(32.22)%	3.25%	5.02%[4]	21.21%	(1.69)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,316,919	$2,087,705	$1,965,277	$1,975,473	$1,216,658

Ratios to average net assets[5] of:

Expenses[6]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	2.94%	2.91%	2.93%	2.75%	3.10%
Portfolio turnover rate[7]	50%	26%	36%	44%	33%

WisdomTree U.S. SmallCap Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017[8]	For the Year Ended March 31, 2016[8]
Net asset value, beginning of year	$36.08	$35.70	$32.16	$25.69	$28.14
Investment operations:

Net investment income[2]	0.51	0.58	0.37	0.31	0.34

Net realized and unrealized gain (loss)	(13.66)	0.38	3.51	6.53	(2.48)
Total from investment operations	(13.15)	0.96	3.88	6.84	(2.14)
Dividends to shareholders:

Net investment income	(0.55)	(0.58)	(0.34)	(0.37)	(0.31)
Net asset value, end of year	$22.38	$36.08	$35.70	$32.16	$25.69

TOTAL RETURN[3]	(36.87)%	2.72%	12.09%[4]	26.75%	(7.60)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$419,676	$736,098	$588,999	$490,370	$369,965

Ratios to average net assets[5] of:

Expenses[6]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	1.45%	1.56%	1.08%	1.06%	1.31%
Portfolio turnover rate[7]	55%	45%	48%	51%	43%
[1]	Per share amounts were adjusted to reflect a 3:1 stock split effective November 10, 2017.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]	Per share amounts were adjusted to reflect a 3:1 stock split effective February 6, 2017.

See Notes to Financial Statements.

116	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. SmallCap Quality Dividend Growth Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$34.70	$34.26	$33.06	$28.17	$30.12
Investment operations:

Net investment income[1]	0.80	0.88	0.76	0.74	0.67

Net realized and unrealized gain (loss)	(9.68)	0.41	1.21	4.87	(2.02)
Total from investment operations	(8.88)	1.29	1.97	5.61	(1.35)
Dividends to shareholders:

Net investment income	(0.80)	(0.85)	(0.77)	(0.72)	(0.60)
Total dividends and distributions to shareholders	(0.80)	(0.85)	(0.77)	(0.72)	(0.60)
Net asset value, end of year	$25.02	$34.70	$34.26	$33.06	$28.17

TOTAL RETURN[2]	(26.22)%	3.81%	5.97%	20.12%	(4.42)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$73,802	$119,699	$101,060	$102,498	$35,208

Ratios to average net assets of:

Expenses	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	2.29%	2.47%	2.24%	2.35%	2.43%
Portfolio turnover rate[3]	51%	42%	51%	56%	50%

WisdomTree U.S. Total Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$94.61	$89.11	$84.04	$74.24	$74.25
Investment operations:

Net investment income[1]	2.76	2.56	2.27	2.07	2.04

Net realized and unrealized gain (loss)	(16.24)	5.41	5.05	9.97	(0.03)
Total from investment operations	(13.48)	7.97	7.32	12.04	2.01
Dividends to shareholders:

Net investment income	(2.74)	(2.47)	(2.25)	(2.24)	(2.02)
Net asset value, end of year	$78.39	$94.61	$89.11	$84.04	$74.24

TOTAL RETURN[2]	(14.75)%	9.10%	8.76%[4]	16.47%	2.84%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$634,956	$648,103	$579,232	$571,504	$493,708

Ratios to average net assets[5] of:

Expenses[6]	0.28%	0.28%	0.28%[7]	0.28%[7]	0.28%[7]

Net investment income	2.82%	2.78%	2.56%	2.63%	2.83%
Portfolio turnover rate[3]	16%	11%	11%	12%	12%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree U.S. Total Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[4]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	Included in the expense ratio are legal expenses. Without these legal expenses, the annualized expense ratio would have been unchanged.

See Notes to Financial Statements.

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1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree U.S. Dividend ex-Financials Fund (“U.S. Dividend ex-Financials Fund’’)	June 16, 2006
WisdomTree U.S. ESG Fund (“U.S. ESG Fund’’) (formerly, WisdomTree U.S. Total Market Fund)	February 23, 2007
WisdomTree U.S. High Dividend Fund (“U.S. High Dividend Fund’’)	June 16, 2006
WisdomTree U.S. LargeCap Dividend Fund (“U.S. LargeCap Dividend Fund’’)	June 16, 2006
WisdomTree U.S. LargeCap Fund (“U.S. LargeCap Fund’’)	February 23, 2007
WisdomTree U.S. MidCap Dividend Fund (“U.S. MidCap Dividend Fund’’)	June 16, 2006
WisdomTree U.S. MidCap Fund (“U.S. MidCap Fund’’)	February 23, 2007
WisdomTree U.S. Multifactor Fund (“U.S. Multifactor Fund’’)	June 29, 2017
WisdomTree U.S. Quality Dividend Growth Fund (“U.S. Quality Dividend Growth Fund’’)	May 22, 2013
WisdomTree U.S. Quality Shareholder Yield Fund (“U.S. Quality Shareholder Yield Fund’’)	February 23, 2007
WisdomTree U.S. SmallCap Dividend Fund (“U.S. SmallCap Dividend Fund’’)	June 16, 2006
WisdomTree U.S. SmallCap Fund (“U.S. SmallCap Fund’’)	February 23, 2007
WisdomTree U.S. SmallCap Quality Dividend Growth Fund (“U.S. SmallCap Quality Dividend Growth Fund’’)	July 25, 2013
WisdomTree U.S. Total Dividend Fund (“U.S. Total Dividend Fund’’)	June 16, 2006

Each Fund, except the WisdomTree U.S. ESG Fund and WisdomTree U.S. Quality Shareholder Yield Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments’’). The WisdomTree U.S. ESG Fund is actively managed using a model-based approach seeking capital appreciation. The WisdomTree U.S. Quality Shareholder Yield Fund is actively managed using a model-based approach seeking income and capital appreciation. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (‘‘WTAM’’), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g. broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are

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valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar

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valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing each Fund’s assets:

U.S. Dividend ex-Financials Fund	Level 1	Level 2	Level 3
Common Stocks*	$539,587,128	$—	$—
Exchange-Traded Funds	1,174,518	—	—
Investment of Cash Collateral for Securities Loaned	—	1,975,042	—
Total	$540,761,646	$1,975,042	$—

U.S. ESG Fund	Level 1	Level 2	Level 3
Common Stocks
Wireless Telecommunication Services	$—	$—	$11,345	**
Other*	72,735,829	—	—
Investment of Cash Collateral for Securities Loaned	—	322,107	—
Total	$72,735,829	$322,107	$11,345

U.S. High Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$674,411,044	$—	$—
Exchange-Traded Fund	3,007,801	—	—
Investment of Cash Collateral for Securities Loaned	—	4,030,316	—
Total	$677,418,845	$4,030,316	$—

U.S. LargeCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,839,858,044	$—	$—
Exchange-Traded Fund	5,486,081	—	—
Investment of Cash Collateral for Securities Loaned	—	5,974,959	—
Total	$1,845,344,125	$5,974,959	$—

U.S. LargeCap Fund	Level 1	Level 2	Level 3
Common Stocks*	$340,572,795	$—	$—
Exchange-Traded Fund	513,645	—	—
Investment of Cash Collateral for Securities Loaned	—	585,507	—
Total	$341,086,440	$585,507	$—

U.S. MidCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$2,471,257,736	$—	$—
Exchange-Traded Fund	8,731,483	—	—
Investment of Cash Collateral for Securities Loaned	—	202,305,185	—
Total	$2,479,989,219	$202,305,185	$—

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U.S. MidCap Fund	Level 1	Level 2	Level 3
Common Stocks*	$558,863,445	$—	$—
Exchange-Traded Fund	821,392	—	—
Investment of Cash Collateral for Securities Loaned	—	48,722,575	—
Total	$559,684,837	$48,722,575	$—

U.S. Multifactor Fund	Level 1	Level 2	Level 3
Common Stocks*	$141,005,429	$—	$—
Investment of Cash Collateral for Securities Loaned	—	2,475,192	—
Total	$141,005,429	$2,475,192	$—

U.S. Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$2,716,163,841	$—	$—
Investment of Cash Collateral for Securities Loaned	—	2,441,228	—
Total	$2,716,163,841	$2,441,228	$—

U.S. Quality Shareholder Yield Fund	Level 1	Level 2	Level 3
Common Stocks*	$61,677,042	$—	$—
Investment of Cash Collateral for Securities Loaned	—	277,007	—
Total	$61,677,042	$277,007	$—

U.S. SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,309,695,403	$—	$—
Exchange-Traded Fund	2,449,921	—	—
Investment of Cash Collateral for Securities Loaned	—	105,530,795	—
Total	$1,312,145,324	$105,530,795	$—

U.S. SmallCap Fund	Level 1	Level 2	Level 3
Common Stocks
Wireless Telecommunication Services	$2,756,154	$—	$177,189	**
Other*	415,912,951	—	—
Exchange-Traded Fund	165,336	—	—
Investment of Cash Collateral for Securities Loaned	—	25,526,651	—
Total	$418,834,441	$25,526,651	$177,189

U.S. SmallCap Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$73,663,524	$—	$—
Investment of Cash Collateral for Securities Loaned	—	2,584,671	—
Total	$73,663,524	$2,584,671	$—

U.S. Total Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$633,299,491	$—	$—
Investment of Cash Collateral for Securities Loaned	—	2,724,752	—
Total	$633,299,491	$2,724,752	$—
*	Please refer to the Schedule of Investments for a breakdown of the valuation by industry type and/or country.

**	Security is being fair valued using significant unobservable inputs by the Pricing Committee.

During the fiscal year ended March 31, 2020, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

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Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. All of the derivative instruments disclosed and described herein are subject to risk.

For the fiscal year ended March 31, 2020, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]
U.S. ESG Fund
Equity contracts	$(3,107)
U.S. Multifactor Fund
Equity contracts	36,331
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity contracts	Net realized gain (loss) from futures contracts

During the fiscal year ended March 31, 2020, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

Average Notional

Fund	Futures contracts (long)
U.S. ESG Fund
Equity contracts[1]	$18,960
U.S. Multifactor Fund
Equity contracts[1]	109,902
[1]	The volume of derivative activity for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (net of foreign taxes withheld, if any) is recognized on the ex-dividend date. Non-cash dividend income is recognized at the fair value of securities received on the ex-dividend date. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. Income earned from securities lending activities (i.e. securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the

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1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Futures Contracts — The U.S. ESG Fund and U.S. Multifactor Fund utilized equity futures contracts on a temporary basis during the period to obtain market exposure consistent with their investment objectives during each Fund’s annual portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

As of March 31, 2020, there were no open futures contracts in the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower.

Master Netting Arrangements — FASB ASC Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial

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instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to the Lending Agreement or similar arrangements in the Statements of Assets and Liabilities. Therefore, all qualifying transactions, if any at March 31, 2020, are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2020, certain of the Funds had securities on loan and the value of the related collateral received by each of those Funds exceeded the value of the securities loaned by each of those Funds. The value of the securities loaned by each Fund is located in the Statements of Assets and Liabilities in “Investments in securities, at value” and also in the footnotes below the Schedules of Investments. In addition, a breakout of the total amount of cash and non-cash securities lending collateral received is located in the footnotes below the Schedules of Investments.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (‘‘Mellon’’) to provide sub-advisory services to the Funds. Mellon is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

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Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
U.S. Dividend ex-Financials Fund	0.38%
U.S. ESG Fund	0.28%
U.S. High Dividend Fund	0.38%
U.S. LargeCap Dividend Fund	0.28%
U.S. LargeCap Fund	0.08%
U.S. MidCap Dividend Fund	0.38%
U.S. MidCap Fund	0.38%
U.S. Multifactor Fund	0.28%
U.S. Quality Dividend Growth Fund	0.28%
U.S. Quality Shareholder Yield Fund	0.38%
U.S. SmallCap Dividend Fund	0.38%
U.S. SmallCap Fund	0.38%
U.S. SmallCap Quality Dividend Growth Fund	0.38%
U.S. Total Dividend Fund	0.28%

Each Fund may purchase shares of affiliated ETFs in secondary market transactions to reduce cash balances. Transactions in shares of affiliated ETFs for the fiscal year ended March 31, 2020, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM waives its advisory fees for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are shown in the Statements of Operations in “Expense waivers”.

During the fiscal year ended March 31, 2020, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended March 31, 2020, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/Loss
U.S. Dividend ex-Financials Fund	$52,221,887	$83,598,573	$(3,587,335)
U.S. ESG Fund	3,634,427	5,076,045	(634,552)
U.S. High Dividend Fund	76,026,086	61,470,755	(8,668,105)
U.S. LargeCap Dividend Fund	62,051,645	36,671,717	(3,216,534)
U.S. LargeCap Fund	18,460,411	11,847,565	(688,168)
U.S. MidCap Dividend Fund	137,352,834	335,476,021	(30,520,259)
U.S. MidCap Fund	115,044,201	114,713,865	(21,595,310)
U.S. Quality Dividend Growth Fund	131,249,269	108,509,650	5,707,890
U.S. Quality Shareholder Yield Fund	10,795,598	9,982,516	410,295
U.S. SmallCap Dividend Fund	220,531,796	160,024,263	11,622,005
U.S. SmallCap Fund	101,509,347	39,644,245	1,281,186
U.S. SmallCap Quality Dividend Growth Fund	25,880,434	11,932,402	1,255,416
U.S. Total Dividend Fund	30,903,453	6,267,442	(935,255)

WisdomTree Trust	125

Notes to Financial Statements (continued)

WTAM or its affiliates may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2020, WTAM held shares of and received distributions from the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends and Distributions paid to WTAM on Fund Shares held by WTAM
U.S. Dividend ex-Financials Fund	—	$—	$68
U.S. LargeCap Dividend Fund	38	3,076	123
U.S. LargeCap Fund	2,223	62,489	1,112
U.S. MidCap Dividend Fund	597	14,424	395
U.S. MidCap Fund	—	—	23
U.S. Multifactor Fund	1,684	41,292	1,030
U.S. Quality Dividend Growth Fund	704	27,393	1,027
U.S. Quality Shareholder Yield Fund	86	5,567	138
U.S. SmallCap Dividend Fund	20	360	123
U.S. SmallCap Fund	446	9,959	236
U.S. SmallCap Quality Dividend Growth Fund	39	980	39
U.S. Total Dividend Fund	241	18,875	190

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2020, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended March 31, 2020 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
U.S. Dividend ex-Financials Fund	$354,256,930	$353,648,666	$140,037,706	$209,660,229
U.S. ESG Fund	51,441,124	51,589,524	5,282,165	32,186,148
U.S. High Dividend Fund	359,518,505	358,377,684	163,858,780	238,400,193
U.S. LargeCap Dividend Fund	290,537,211	280,277,644	413,733,990	289,257,859
U.S. LargeCap Fund	70,471,481	69,868,990	253,794,523	94,742,225
U.S. MidCap Dividend Fund	1,274,630,126	1,258,259,269	570,718,795	552,555,314
U.S. MidCap Fund	432,838,197	431,860,867	150,557,020	364,569,965
U.S. Multifactor Fund	204,616,734	205,733,563	130,559,522	70,007,993
U.S. Quality Dividend Growth Fund	1,212,596,946	1,183,410,935	1,030,530,300	800,526,917
U.S. Quality Shareholder Yield Fund	47,465,519	47,318,138	60,229,130	23,266,778
U.S. SmallCap Dividend Fund	1,024,905,155	994,584,776	87,121,462	151,067,975
U.S. SmallCap Fund	405,982,820	405,735,251	183,421,110	227,565,265
U.S. SmallCap Quality Dividend Growth Fund	59,510,600	58,958,333	20,488,946	32,326,625
U.S. Total Dividend Fund	118,045,293	117,918,002	244,275,504	114,163,388

126	WisdomTree Trust

Notes to Financial Statements (continued)

6. FEDERAL INCOME TAXES

At March 31, 2020, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
U.S. Dividend ex-Financials Fund	$701,612,707	$23,018,287	$(181,894,306)	$(158,876,019)
U.S. ESG Fund	73,433,880	5,256,360	(5,620,959)	(364,599)
U.S. High Dividend Fund	856,641,336	10,087,988	(185,280,163)	(175,192,175)
U.S. LargeCap Dividend Fund	1,889,658,814	254,695,642	(293,035,372)	(38,339,730)
U.S. LargeCap Fund	397,157,517	11,609,745	(67,095,315)	(55,485,570)
U.S. MidCap Dividend Fund	3,561,316,806	154,322,847	(1,033,345,249)	(879,022,402)
U.S. MidCap Fund	846,826,040	22,008,232	(260,426,860)	(238,418,628)
U.S. Multifactor Fund	165,759,826	3,500,465	(25,779,670)	(22,279,205)
U.S. Quality Dividend Growth Fund	2,847,275,121	215,197,909	(343,867,961)	(128,670,052)
U.S. Quality Shareholder Yield Fund	77,745,252	474,501	(16,265,704)	(15,791,203)
U.S. SmallCap Dividend Fund	2,006,342,396	74,888,461	(663,554,738)	(588,666,277)
U.S. SmallCap Fund	711,006,992	12,024,140	(278,492,851)	(266,468,711)
U.S. SmallCap Quality Dividend Growth Fund	105,772,622	2,568,213	(32,092,640)	(29,524,427)
U.S. Total Dividend Fund	678,537,793	77,596,309	(120,109,859)	(42,513,550)

At March 31, 2020, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Depreciation	Total Distributable Earnings (Loss)
U.S. Dividend ex-Financials Fund	$589,738	$(53,663,531)	$(158,876,019)	$(211,949,812)
U.S. ESG Fund	—	(10,090,812)	(364,599)	(10,455,411)
U.S. High Dividend Fund	148,330	(59,939,173)	(175,192,175)	(234,983,018)
U.S. LargeCap Dividend Fund	1,543,539	(71,003,572)	(38,339,730)	(107,799,763)
U.S. LargeCap Fund	227,227	(8,361,482)	(55,485,570)	(63,619,825)
U.S. MidCap Dividend Fund	4,682,363	(232,338,568)	(879,022,402)	(1,106,678,607)
U.S. MidCap Fund	234,546	(104,558,430)	(238,418,628)	(342,742,512)
U.S. Multifactor Fund	26,367	(25,906,452)	(22,279,205)	(48,159,290)
U.S. Quality Dividend Growth Fund	3,608,595	(141,639,800)	(128,670,052)	(266,701,257)
U.S. Quality Shareholder Yield Fund	51,152	(2,698,760)	(15,791,203)	(18,438,811)
U.S. SmallCap Dividend Fund	757,487	(224,093,831)	(588,666,277)	(812,002,621)
U.S. SmallCap Fund	—	(58,177,408)	(266,468,711)	(324,646,119)
U.S. SmallCap Quality Dividend Growth Fund	111,897	(18,646,186)	(29,524,427)	(48,058,716)
U.S. Total Dividend Fund	704,328	(25,988,953)	(42,513,550)	(67,798,175)

WisdomTree Trust	127

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended March 31, 2020 and March 31, 2019, was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains
U.S. Dividend ex-Financials Fund	$28,605,928	$27,412,642	$560,514
U.S. ESG Fund	2,196,268	1,733,962	—
U.S. High Dividend Fund	35,182,638	32,229,868	—
U.S. LargeCap Dividend Fund	60,470,137	53,410,696	—
U.S. LargeCap Fund	6,827,555	4,134,218	—
U.S. MidCap Dividend Fund	110,075,200	73,682,291	—
U.S. MidCap Fund	17,560,711	15,362,214	—
U.S. Multifactor Fund	2,826,270	905,199	—
U.S. Quality Dividend Growth Fund	69,826,053	52,909,568	1,596,218
U.S. Quality Shareholder Yield Fund	764,994	676,737	—
U.S. SmallCap Dividend Fund	63,284,313	57,474,162	—
U.S. SmallCap Fund	11,592,685	10,921,376	—
U.S. SmallCap Quality Dividend Growth Fund	2,702,894	2,704,131	—
U.S. Total Dividend Fund	20,435,251	16,303,635	—
*	Includes short-term capital gains, if any.

At March 31, 2020, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
U.S. Dividend ex-Financials Fund	$1,224,964	$52,438,567	$53,663,531
U.S. ESG Fund	1,774,682	2,820,150	4,594,832
U.S. High Dividend Fund	705,728	59,233,445	59,939,173
U.S. LargeCap Dividend Fund	9,398,298	61,605,274	71,003,572
U.S. LargeCap Fund	2,341,189	6,020,293	8,361,482
U.S. MidCap Dividend Fund	59,928,080	172,410,488	232,338,568
U.S. MidCap Fund	33,013,107	71,545,323	104,558,430
U.S. Multifactor Fund	24,842,669	1,063,783	25,906,452
U.S. Quality Dividend Growth Fund	61,471,757	80,168,043	141,639,800
U.S. Quality Shareholder Yield Fund	1,489,507	1,209,253	2,698,760
U.S. SmallCap Dividend Fund	23,617,523	200,476,308	224,093,831
U.S. SmallCap Fund	21,775,202	36,402,206	58,177,408
U.S. SmallCap Quality Dividend Growth Fund	6,335,554	12,310,632	18,646,186
U.S. Total Dividend Fund	6,635,400	19,353,553	25,988,953

Capital losses incurred after October 31 (“post-October capital losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

128	WisdomTree Trust

Notes to Financial Statements (continued)

During the fiscal year ended March 31, 2020, the following Funds incurred and will elect to defer post-October capital losses as follows:

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
U.S. Dividend ex-Financials Fund	$—	$—
U.S. ESG Fund	3,848,909	1,647,071
U.S. High Dividend Fund	—	—
U.S. LargeCap Dividend Fund	—	—
U.S. LargeCap Fund	—	—
U.S. MidCap Dividend Fund	—	—
U.S. MidCap Fund	—	—
U.S. Multifactor Fund	—	—
U.S. Quality Dividend Growth Fund	—	—
U.S. Quality Shareholder Yield Fund	—	—
U.S. SmallCap Dividend Fund	—	—
U.S. SmallCap Fund	—	—
U.S. SmallCap Quality Dividend Growth Fund	—	—
U.S. Total Dividend Fund	—	—

During the fiscal year ended March 31, 2020, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
U.S. Dividend ex-Financials Fund	$—
U.S. ESG Fund	—
U.S. High Dividend Fund	—
U.S. LargeCap Dividend Fund	—
U.S. LargeCap Fund	—
U.S. MidCap Dividend Fund	—
U.S. MidCap Fund	—
U.S. Multifactor Fund	—
U.S. Quality Dividend Growth Fund	—
U.S. Quality Shareholder Yield Fund	—
U.S. SmallCap Dividend Fund	—
U.S. SmallCap Fund	9,365,462
U.S. SmallCap Quality Dividend Growth Fund	—
U.S. Total Dividend Fund	—

WisdomTree Trust	129

Notes to Financial Statements (concluded)

At March 31, 2020, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
U.S. Dividend ex-Financials Fund	$(52,866,470)	$52,866,470
U.S. ESG Fund	(9,449,822)	9,449,822
U.S. High Dividend Fund	(43,590,481)	43,590,481
U.S. LargeCap Dividend Fund	(104,076,959)	104,076,959
U.S. LargeCap Fund	(34,277,120)	34,277,120
U.S. MidCap Dividend Fund	(100,909,454)	100,909,454
U.S. MidCap Fund	(51,250,631)	51,250,631
U.S. Multifactor Fund	(5,416,186)	5,416,186
U.S. Quality Dividend Growth Fund	(261,145,501)	261,145,501
U.S. Quality Shareholder Yield Fund	(5,494,181)	5,494,181
U.S. SmallCap Dividend Fund	(11,622,966)	11,622,966
U.S. SmallCap Fund	(48,023,671)	48,023,671
U.S. SmallCap Quality Dividend Growth Fund	(2,488,327)	2,488,327
U.S. Total Dividend Fund	(50,107,947)	50,107,947

These differences are primarily due to redemptions-in-kind and distributions in excess of current earnings.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. As of and during the fiscal year ended March 31, 2020, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended March 31, 2020, remains subject to examination by taxing authorities.

7. ADDITIONAL INFORMATION

A recent outbreak of a respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally in a short period of time. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide have taken aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of each Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of the Funds.

130	WisdomTree Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree U.S. Dividend ex-Financials Fund, WisdomTree U.S. ESG Fund (formerly, WisdomTree U.S. Total Market Fund), WisdomTree U.S. High Dividend Fund, WisdomTree U.S. LargeCap Dividend Fund, WisdomTree U.S. LargeCap Fund, WisdomTree U.S. MidCap Dividend Fund, WisdomTree U.S. MidCap Fund, WisdomTree U.S. Multifactor Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. Quality Shareholder Yield Fund, WisdomTree U.S. SmallCap Dividend Fund, WisdomTree U.S. SmallCap Fund, WisdomTree U.S. SmallCap Quality Dividend Growth Fund and WisdomTree U.S. Total Dividend Fund and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree U.S. Dividend ex-Financials Fund, WisdomTree U.S. ESG Fund (formerly, WisdomTree U.S. Total Market Fund), WisdomTree U.S. High Dividend Fund, WisdomTree U.S. LargeCap Dividend Fund, WisdomTree U.S. LargeCap Fund, WisdomTree U.S. MidCap Dividend Fund, WisdomTree U.S. MidCap Fund, WisdomTree U.S. Multifactor Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. Quality Shareholder Yield Fund, WisdomTree U.S. SmallCap Dividend Fund, WisdomTree U.S. SmallCap Fund, WisdomTree U.S. SmallCap Quality Dividend Growth Fund and WisdomTree U.S. Total Dividend Fund (collectively referred to as the “Funds”), (fourteen of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of March 31, 2020, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (fourteen of the funds constituting WisdomTree Trust) at March 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree U.S. Dividend ex-Financials Fund

WisdomTree U.S. ESG Fund (formerly, WisdomTree U.S. Total Market Fund)

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. LargeCap Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. MidCap Fund

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. Quality Shareholder Yield Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. SmallCap Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree U.S. Total Dividend Fund

	For the year ended March 31, 2020	For each of the two years in the period ended March 31, 2020	For each of the five years in the period ended March 31, 2020
WisdomTree U.S. Multifactor Fund	For the year ended March 31, 2020	For each of the two years in the period ended March 31, 2020	For each of the two years in the period ended March 31, 2020 and the period from June 29, 2017 (commencement of operations) through March 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis,

WisdomTree Trust	131

Report of Independent Registered Public Accounting Firm (concluded)

evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 21, 2020

132	WisdomTree Trust

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	76	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.
Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	76	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner, Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	76	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	76	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	76	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	76	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

WisdomTree Trust	133

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	76	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano***** (1971)	Treasurer, 2013- present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	76	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Chief Compliance Officer, WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	76	None

Ryan Louvar***** (1972)	Secretary and Chief Legal Officer, 2013-present	General Counsel, WisdomTree Asset Management since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	76	None

Joanne Antico***** (1975)	Assistant Secretary, 2018-present	Assistant General Counsel, WisdomTree Asset Management since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	76	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	76	None

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

134	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2020, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
U.S. Dividend ex-Financials Fund	$28,605,928
U.S. ESG Fund	1,788,211
U.S. High Dividend Fund	33,742,561
U.S. LargeCap Dividend Fund	60,470,137
U.S. LargeCap Fund	6,827,555
U.S. MidCap Dividend Fund	102,338,085
U.S. MidCap Fund	17,560,711
U.S. Multifactor Fund	2,826,270
U.S. Quality Dividend Growth Fund	69,826,053
U.S. Quality Shareholder Yield Fund	764,994
U.S. SmallCap Dividend Fund	61,701,613
U.S. SmallCap Fund	11,303,367
U.S. SmallCap Quality Dividend Growth Fund	2,702,894
U.S. Total Dividend Fund	20,435,251

The following represents the percentage of dividends paid during the fiscal year ended March 31, 2020, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends- Received Deduction
U.S. Dividend ex-Financials Fund	99.87%
U.S. ESG Fund	100.00%
U.S. High Dividend Fund	99.59%
U.S. LargeCap Dividend Fund	99.92%
U.S. LargeCap Fund	99.99%
U.S. MidCap Dividend Fund	93.42%
U.S. MidCap Fund	99.97%
U.S. Multifactor Fund	99.88%
U.S. Quality Dividend Growth Fund	99.89%
U.S. Quality Shareholder Yield Fund	100.00%
U.S. SmallCap Dividend Fund	99.57%
U.S. SmallCap Fund	99.58%
U.S. SmallCap Quality Dividend Growth Fund	99.79%
U.S. Total Dividend Fund	99.91%

WisdomTree Trust	135

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Previously, the Funds were required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Beginning in April 2019, the Funds ceased filing Form N-Q and commenced filing Form N-PORT. Part F of each Fund’s Form N-PORT filings for the first and third fiscal quarters contain the complete schedule of portfolio holdings in the same manner as previously filed on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

136	WisdomTree Trust

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing, including possible loss of principal. Funds focusing their investments on certain sectors and/or smaller companies increase their vulnerability to any single economic or regulatory development. This may result in greater share price volatility. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-3605

WisdomTree Trust

Annual Report

March 31, 2020

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets High Dividend Fund (DEM)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global High Dividend Fund (DEW)

WisdomTree India Earnings Fund (EPI)

WisdomTree India ex-State-Owned Enterprises Fund (IXSE)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Modern Tech Platforms Fund (PLAT)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the WisdomTree Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, annual and semi-annual shareholder reports will be available on the WisdomTree Funds’ website (www.wisdomtree.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

Emerging Markets

Emerging market (“EM”) equities, as measured by the MSCI Emerging Markets Index, returned -12.99% in local currency terms and -17.69% in U.S. dollar terms for the 12-month fiscal period that ended March 31, 2020 (the “period”). EM currencies broadly weakened versus the U.S. dollar during the period, primarily driven by strengthening of the U.S. dollar in the final three months of the period. The currencies of Argentina, Brazil, Colombia, and Chile weakened more than 20% versus the U.S. dollar during the period. A confluence of factors drove these currencies lower, including the negative economic impact from the novel coronavirus (“COVID-19”), a rapid decline in oil prices, falling interest rates with little room for further cuts to monetary policy rates, and civil unrest. The Argentine peso was especially hurt as the currency weakened 32.74% versus the U.S. dollar over ongoing concerns about the country’s ability to fulfill its debt obligations.

EM equities were mostly unchanged in the second quarter of 2019, as measured by the MSCI Emerging Markets Index, returning 0.61% in U.S. dollar terms and 0.20% in local currency terms. Markets continued to rise in April 2019 despite ongoing trade tensions and mounting concerns about slowing global economic growth. In May 2019, U.S.-China trade negotiations broke down. The U.S. raised tariffs on $200 billion of Chinese goods, followed by China’s implementation of a retaliatory increase in tariffs on $60 billion of U.S. goods. This negative development led EM equities and currencies lower. A less constructive outlook for global trade negatively impacted oil prices amid mounting concerns about oversupply and low demand. Meanwhile, Indian Prime Minister Modi was re-elected for a second five-year term, which was a positive catalyst for Indian equities during the second quarter of 2019. The resumption of U.S.-China trade negotiations in June 2019 alongside falling oil inventories and increased expectations for easing monetary policy in the developed world, especially in the U.S., led EM equities to recover in June 2019. Russia was a relative outperformer, driven by an improved outlook for oil inventories alongside a reduction in interest rates by the nation’s central bank.

EM equity returns were negative in the third quarter of 2019, as measured by the MSCI Emerging Markets Index, returning -4.25% in U.S. dollar terms and -2.07% in local currency terms. Slowing growth in major global economies, and U.S. President Trump’s announcement of additional tariffs on Chinese goods negatively impacted EM equities. Signs of economic slowdown in China was a major headwind on EM equity returns. The escalation of the U.S.-China trade dispute in early August 2019 led China’s currency to weaken. Central banks in several other EM countries, including South Korea, Indonesia, South Africa, India, Mexico, Turkey, Brazil, and Thailand, cut their benchmark rates, reflecting weakening global trade and demand. Notably, the Indian government implemented a series of additional measures aimed at stimulating economic growth, including a corporate tax cut. Meanwhile, South Korea was especially negatively impacted by trade disputes on two fronts: 1) U.S.-China trade tensions dampened exports of technology inputs and other components to China, and 2) Japan removed South Korea from its list of preferred trading partners. Argentina experienced notable negative performance driven by the surprise defeat of the incumbent president in a primary election. Falling oil prices were also a drag on EM equity returns as concerns about oversupply were a headwind for oil exporters.

EM equities rebounded 11.84% in U.S. dollar terms and 9.54% in local currency terms in the fourth quarter of 2019, as measured by the MSCI Emerging Markets Index. Key global developments, including a preliminary agreement in U.S.-China trade negotiations as well as a clearer path to the United Kingdom’s exit from the European Union, helped to reduce global uncertainty and improve sentiment in emerging markets. A rebound in oil prices following an announced cut in global production also benefited EM equities in December 2019. Additionally, continued easing of monetary policy by EM central banks supported EM equities during the fourth quarter of 2019.

EM equities experienced a meaningful drawdown alongside global equities in the first quarter of 2020. As measured by the MSCI Emerging Markets Index, EM equities fell -23.60% in U.S. dollar terms and fell -19.05% in local currency terms, driven by the

WisdomTree Trust	1

Market Environment Overview

(unaudited) (continued)

negative impact from COVID-19 and collapsing oil prices. Beginning in early January 2020, news of the spread of COVID-19 in Wuhan, China began to emerge and by the end of January 2020, China announced the lock down of select infected cities.

In the ensuing weeks, the global rate of COVID-19 infection spread along with the impact on the global economy. Large international corporations announced disruptions to operations and forecasted meaningful reductions in financial expectations – a signal of the heavy economic toll from the spread of the virus and the consequent halt to business activity. In early February 2020, China’s central bank lowered interest rates to support the economy. The first official datapoint after China was impacted by the virus showed a significant contraction in Chinese manufacturing activity. Amidst virus related market volatility, Saudi Arabia and Russia entered an oil price war. Following a failed agreement on production cuts, Saudi Arabia sought to increase market share.

In March 2020, Chinese equity performance began to positively diverge from broader EM and global equity market performance. China reopened portions of its economy while most other nations began to lock down to prevent spread of the virus. During this time, EM nations implemented both fiscal and monetary stimulus measures, including cuts to interest rates and reserve requirements as well as unprecedented spending packages to aid households and businesses.

International Markets

International equity markets, as measured by the MSCI EAFE Index, a broad measure of equity performance for the developed world outside the U.S. and Canada, returned -14.38% in U.S. dollar terms for the 12-month period ended March 31, 2020. Measured in local currency, the MSCI EAFE Index returned -12.58% over the same period. International currency performance was mixed in the period, and the largest currency moves occurred in the first quarter of 2020 due to the COVID-19 outbreak. Most international currencies weakened versus the U.S. dollar. Meanwhile, the Japanese yen and Swiss franc, which are widely regarded as safe-haven currencies during periods of volatility, strengthened relative to the U.S. dollar.

International equities generated positive performance for the second quarter of 2019, as measured by the MSCI EAFE Index, returning +3.68% in U.S. dollar terms and +2.80% in local currency terms. Positive performance in April 2019 and June 2019 more than offset negative returns in May of 2019. Early in the second quarter of 2019, incoming economic data continued to show signs of weakening. In Germany, manufacturing survey data contracted, and 10-year German government bond yields entered negative territory for the first time since 2016. In May 2019, escalation of the U.S.-China trade dispute and the continued weakening trend in economic datapoints from Germany, the Eurozone’s largest economy, were key drivers of negative equity performance. Also contributing to negative sentiment was the announced resignation of Theresa May as United Kingdom (“U.K.”) Prime Minister. Japanese gross domestic product (“GDP”) growth of +2.1% was a surprise to the upside relative to expectations for contraction which was a modest positive offset. In June 2019, European equities rallied on heightened expectations for easing monetary policy conditions and an outlook improved global trade relations.

International equity performance was positive, although slightly more subdued, in the third quarter of 2019. During this period, in local currency terms, the MSCI EAFE Index returned +1.75% but broad strengthening of the U.S. dollar resulted in a -1.07% return in U.S. dollar terms. In July 2019, Japanese election results confirmed that incumbent Prime Minister Shinzo Abe would remain in power, providing political stability within the nation. Meanwhile, the German manufacturing sector continued to lag, posting its lowest level of activity in seven years, which was slightly offset by services sector expansion. These contracting economic indicators and signals from new leadership at the European Central Bank drove expectations for easing monetary policy in the Eurozone. In the U.K., Boris Johnson was elected as Britain’s Prime Minister, pledging that the U.K. would exit the European Union (known as “Brexit”) by October 31, 2019. Late August 2019 brought

2	WisdomTree Trust

Market Environment Overview

(unaudited) (concluded)

a trade resolution between the U.S. and Japan, but escalating tensions between the U.S. and China remained in focus and were largely to blame for a reported contraction in German GDP as well as a sizable drop in Japanese exports. Additionally, Italy narrowly avoided political collapse with the formation of a new governing coalition between the Democratic party and the populist Five Star Movement. European market volatility calmed in September 2019, despite increasing Brexit uncertainty, after the European Central Bank cut the deposit rate to a record low alongside the introduction of a new quantitative easing program.

International equity markets rallied in the fourth quarter of 2019, as measured by the MSCI EAFE Index, returning +8.17% in U.S. dollar terms and +5.19% in local currency terms. The fourth quarter of 2019 was characterized by a reduction in global uncertainty and accommodative monetary policy. In October 2019, Japan increased the sales tax rate by 2% to 10%, which partially drove slowing economic activity alongside a reduction in exports from U.S.-China trade frictions. In October 2019, the European Union delayed Brexit for the third time to January 2020, beyond U.K. Prime Minister Boris Johnson’s October 31, 2019 goal. Meanwhile, the trend of stagnating economic activity across Europe persisted through November 2019. In early December 2019, Japan announced a substantial stimulus package aimed at boosting the nation’s GDP by 1.4% through March 2022. By mid-December 2019, a preliminary trade agreement between the U.S. and China buoyed international equities. European economic activity began to show signs of bottoming and potential recovery, including modest economic growth in Germany. At the end of the fourth quarter of 2019, U.K. Prime Minister Boris Johnson’s Conservative Party secured a majority in the House of Commons, providing a clearer path for the U.K. to exit the European Union. The European Central Bank left its monetary policy rate unchanged in response to early signs of an economic recovery.

Positive international equity performance sharply reversed in the first quarter of 2020. The MSCI EAFE Index returned -20.55% in local currency terms and -22.83% in U.S. dollar terms. In early January 2020, news of the spread of COVID-19 in Wuhan, China emerged. Before the virus spread, Germany and the Eurozone reported that 2019 GDP growth hit a 6-year low of 0.6% and 1.2%, respectively. Additionally, the U.K. formally exited the European Union on January 31, 2020.

At the end of January 2020, China announced the lock down of select cities due to COVID-19. In the ensuing days and weeks, the global rate of COVID-19 infection spread; along with the impact on the global economy. Large international corporations announced disruptions to operations and forecasted meaningful reductions in financial expectations. Amid the virus outbreak, Japan reported a 6.3% contraction in GDP for the fourth quarter of 2019, driven by a sharp decline in household consumption from a higher sales tax rate. At the end of February 2020, many countries within the European Union began reporting COVID-19 infections, with the most significant increase in Northern Italy. An oil price war between Saudi Arabia and Russia added to the market volatility experienced by international equities.

In March 2020, the virus spread in Japan was more contained than in other developed nations. The infection rate in Europe worsened, and many nations began implementing lock down measures, halting economic activity. Notably, Italy became the country with the highest COVID-19 related death rate. The Bank of England announced cuts in interest rates to a record low and agreed to purchase £200 billion in U.K. government bonds. Similarly, the European Central Bank increased bond purchases under its current program and announced a new €750 billion bond-buying program.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

WisdomTree Trust	3

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

Sector Breakdown†

Sector	% of Net Assets
Financials	20.0%
Information Technology	18.9%
Communication Services	13.9%
Materials	10.9%
Energy	8.0%
Industrials	6.7%
Utilities	5.1%
Consumer Staples	4.9%
Consumer Discretionary	4.2%
Real Estate	4.2%
Health Care	1.7%
Investment Company	0.8%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
China Mobile Ltd.	7.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	6.7%
Samsung Electronics Co., Ltd.	6.4%
CNOOC Ltd.	3.2%
BHP Group Ltd.	3.0%
China Construction Bank Corp., Class H	2.1%
Singapore Telecommunications Ltd.	1.7%
Hon Hai Precision Industry Co., Ltd.	1.7%
Commonwealth Bank of Australia	1.6%
CITIC Ltd.	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Asia Pacific ex-Japan Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Asia Pacific ex-Japan Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying large-cap companies in the Asia Pacific ex-Japan region. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -18.50% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). Among countries, the Fund’s underweights to India and South Korea contributed the most to performance, whereas the Fund’s underweight to China and overweights to Australia and Hong Kong were the largest detractors. The Fund’s underweight to the Real Estate sector and overweight to Information Technology sector added the most to performance, whereas the Fund’s overweight to the Energy sector was the largest detractor. Health Care and Information Technology sectors were the only positive performing sectors for the period. The strengthening of the U.S. dollar during the fiscal year also made Asian currencies vulnerable, which detracted from Fund performance.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$829.90	0.48%	$2.20
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	0.48%	$2.43

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-18.50%	-2.57%	-1.16%	2.16%
Fund Market Price Returns	-18.40%	-2.55%	-1.14%	2.15%
WisdomTree Pacific ex-Japan Dividend/Asia Pacific ex-Japan Spliced Index[1]	-18.09%	-2.03%	-0.64%	2.77%
MSCI Pacific ex-Japan/MSCI AC Asia Pacific ex-Japan Spliced Index[2]	-15.24%	-0.42%	0.63%	3.05%
[1]	WisdomTree Pacific ex-Japan Dividend Index through June 17, 2011; WisdomTree Asia Pacific ex-Japan Index thereafter.

[2]	MSCI Pacific ex-Japan Index through June 17, 2011; MSCI AC Asia Pacific ex-Japan Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	34.3%
Communication Services	21.4%
Financials	9.5%
Health Care	8.3%
Information Technology	7.8%
Consumer Staples	6.9%
Industrials	5.5%
Real Estate	5.0%
Utilities	0.7%
Materials	0.4%
Energy	0.2%
Other Assets less Liabilities‡	0.0%	*
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).
*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Tencent Holdings Ltd.	13.8%
Alibaba Group Holding Ltd., ADR	13.0%
Meituan Dianping, Class B	3.6%
Ping An Insurance Group Co. of China Ltd., Class H	3.3%
Ping An Insurance Group Co. of China Ltd., Class A	3.1%
JD.com, Inc., ADR	3.1%
Baidu, Inc., ADR	2.6%
NetEase, Inc., ADR	2.1%
Jiangsu Hengrui Medicine Co., Ltd., Class A	1.7%
TAL Education Group, ADR	1.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree China ex-State-Owned Enterprises Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree China ex-State-Owned Enterprises Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in Chinese companies that are not state-owned enterprises, which is defined as government ownership of greater than 20%. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 0.07% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s overweight to the Information Technology sector, underweight to the Industrials sector, and underweight to the Energy sector contributed the most to performance, whereas the Fund’s positions in the Materials and Real Estate sectors were the largest detractors. During the fiscal year, excluding state-owned enterprises added to performance relative to the Fund’s benchmark, as state-owned enterprises lagged in performance when compared to non-state-owned enterprises.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,076.50	0.32%[1]	$1.66
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	0.32%[1]	$1.62
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.32% through July 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	0.07%	11.54%	8.30%	7.60%
Fund Market Price Returns	-0.69%	11.25%	8.07%	7.40%
WisdomTree China Dividend ex-Financials/China ex-State-Owned Enterprises Spliced Index[2]	0.45%	10.98%	8.63%	7.94%
MSCI China Index	-5.82%	7.05%	3.57%	6.70%
FTSE China 50 Index	-11.49%	2.71%	0.14%	4.32%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on September 19, 2012.

[2]	WisdomTree China Dividend ex-Financials Index through June 30, 2015; WisdomTree China ex-State-Owned Enterprises Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

Sector Breakdown†

Sector	% of Net Assets
Consumer Staples	23.4%
Consumer Discretionary	19.2%
Information Technology	18.0%
Communication Services	14.4%
Financials	11.3%
Real Estate	4.2%
Utilities	4.2%
Health Care	3.9%
Materials	0.7%
Energy	0.3%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Samsung Electronics Co., Ltd.	3.7%
Tencent Holdings Ltd.	3.5%
Alibaba Group Holding Ltd., ADR	3.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.8%
MercadoLibre, Inc.	1.6%
SK Hynix, Inc.	1.1%
Hindustan Unilever Ltd.	1.0%
Housing Development Finance Corp., Ltd.	1.0%
Ping An Insurance Group Co. of China Ltd., Class H	0.8%
JD.com, Inc., ADR	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Consumer Growth Fund (the “Fund”) seeks income and capital appreciation by investing in companies in the consumer and non-consumer sectors that exemplify growth trends in emerging market consumers and their local economies.

The Fund returned -16.43% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). During the fiscal year, the strengthening of the U.S. dollar negatively impacted performance. All country and sector exposures in the Fund had negative returns for the fiscal year. Among countries, the Fund’s underweight in India contributed the least negatively to performance, whereas its positions in China and South Korea contributed most negatively to performance. Additionally, the Fund’s overweights in the Consumer Discretionary and Information Technology sectors and underweight in the Energy sector detracted the least from the Fund’s performance relative to its benchmark, whereas the positions in the Financial sector detracted the most from the Fund’s performance.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$846.20	0.32%[1]	$1.48
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	0.32%[1]	$1.62
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.32% through July 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-16.43%	-4.57%	-3.74%	-2.50%
Fund Market Price Returns	-18.18%	-5.09%	-4.01%	-2.80%
MSCI Emerging Markets Index	-17.69%	-1.62%	-0.37%	-0.19%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on September 27, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	20.9%
Information Technology	18.4%
Communication Services	15.4%
Financials	14.8%
Consumer Staples	7.9%
Materials	5.6%
Health Care	4.8%
Industrials	4.4%
Energy	4.0%
Real Estate	2.4%
Utilities	1.1%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Alibaba Group Holding Ltd., ADR	9.1%
Tencent Holdings Ltd.	8.8%
Samsung Electronics Co., Ltd.	4.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.4%
Naspers Ltd., Class N	1.6%
Ping An Insurance Group Co. of China Ltd., Class H	1.6%
Reliance Industries Ltd., GDR	1.3%
Lukoil PJSC, ADR	1.2%
Meituan Dianping, Class B	1.2%
Housing Development Finance Corp., Ltd.	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets ex-State-Owned Enterprises Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in emerging market companies that are not state-owned enterprises, which is defined as government ownership of more than 20%. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -13.36% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s overweight to the Information Technology sector, underweight to the Industrials sector, and underweight to the Energy sector added the most to performance, whereas the Fund’s positions in the Materials and Real Estate sectors added the least to performance. In addition, the strengthening of the U.S. dollar negatively impacted Fund performance. The key driver of the Fund’s outperformance relative to its benchmark was the exclusion of state-owned enterprises, as non-state-owned enterprises outperformed state-owned enterprises.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$889.40	0.32%[1]	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	0.32%[1]	$1.62
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.32% through July 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-13.36%	1.03%	1.22%	1.64%
Fund Market Price Returns	-13.55%	0.96%	1.24%	1.77%
WisdomTree Emerging Markets ex-State-Owned Enterprises Index	-13.27%	1.38%	2.18%	2.59%
MSCI Emerging Markets Index	-17.69%	-1.62%	-0.37%	0.06%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 10, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Emerging Markets High Dividend Fund (DEM)

Sector Breakdown†

Sector	% of Net Assets
Financials	21.8%
Materials	19.4%
Energy	18.6%
Information Technology	13.8%
Communication Services	7.3%
Consumer Discretionary	4.6%
Industrials	4.3%
Real Estate	3.9%
Consumer Staples	2.7%
Utilities	2.6%
Health Care	0.6%
Investment Company	0.1%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Gazprom PJSC, ADR	4.4%
China Construction Bank Corp., Class H	3.6%
Hon Hai Precision Industry Co., Ltd.	3.4%
MMC Norilsk Nickel PJSC, ADR	3.3%
China Mobile Ltd.	2.9%
Lukoil PJSC, ADR	2.6%
Tatneft PJSC, ADR	2.5%
Industrial & Commercial Bank of China Ltd., Class H	2.3%
Sberbank of Russia PJSC, ADR	1.9%
China Petroleum & Chemical Corp., Class H	1.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets High Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets High Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in high-dividend-yielding companies in the emerging markets region. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -22.06% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). During the fiscal year, the strengthening of the U.S. dollar negatively impacted performance. All country and sector exposures in the Fund had negative returns for the fiscal year. Among countries, the Fund’s underweight in Brazil and positions in Russia contributed the least negatively to performance, and its positions in China and South Korea contributed most negatively to performance. Among sectors, the Fund’s slight underweight in Financials and position in Materials added the most to performance, whereas the underweights in Information Technology and Communication Services contributed the least. The Fund’s high dividend yielding nature served as a headwind for the Fund, as many high dividend yielding companies are in the Financials and Energy sectors, which underperformed during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$792.10	0.63%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.85	0.63%	$3.18

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-22.06%	-3.10%	-1.20%	-0.55%
Fund Market Price Returns	-22.78%	-3.46%	-1.24%	-0.70%
WisdomTree Emerging Markets High Dividend Index	-21.58%	-2.52%	-0.48%	0.38%
MSCI Emerging Markets Index	-17.69%	-1.62%	-0.37%	0.68%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

Sector Breakdown†

Sector	% of Net Assets
Financials	19.8%
Information Technology	18.7%
Consumer Staples	11.7%
Communication Services	10.0%
Consumer Discretionary	9.3%
Industrials	7.1%
Health Care	6.4%
Materials	5.2%
Utilities	4.7%
Energy	4.1%
Real Estate	2.8%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Alibaba Group Holding Ltd., ADR	3.6%
Tencent Holdings Ltd.	2.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.7%
China Minsheng Banking Corp., Ltd., Class H	1.1%
Postal Savings Bank of China Co., Ltd., Class H	1.0%
China Construction Bank Corp., Class H	1.0%
Samsung Electronics Co., Ltd.	1.0%
People’s Insurance Co. Group of China Ltd. (The), Class H	0.9%
Ping An Insurance Group Co. of China Ltd., Class H	0.9%
Sberbank of Russia PJSC, ADR	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Multifactor Fund (the “Fund”) seeks capital appreciation, by investing in equity securities of emerging markets countries with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation.

The Fund returned -22.44% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). Among sectors, the Fund’s underweight to Financials and Energy and overweight to Information Technology added the most to performance, whereas the Fund’s positions in Consumer Staples and Consumer Discretionary added the least to performance. The Fund’s overweight in China and underweight in Brazil added the most to performance relative to the Fund’s benchmark, whereas the Fund’s overweight in India detracted the most to performance relative to the Fund’s benchmark. During the fiscal year, the Fund utilized forward foreign currency contracts to offset applicable emerging market currency exposures from positions in emerging market equities. The Fund’s use of forward foreign currency contracts detracted from Fund performance.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$823.80	0.48%	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	0.48%	$2.43

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-22.44%	-16.19%
Fund Market Price Returns	-23.40%	-16.22%
MSCI Emerging Markets Index	-17.69%	-10.82%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 10, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	16.7%
Consumer Staples	13.8%
Financials	12.3%
Materials	9.9%
Communication Services	9.5%
Industrials	7.7%
Consumer Discretionary	7.4%
Real Estate	6.2%
Health Care	6.2%
Energy	5.5%
Utilities	4.4%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Tencent Holdings Ltd.	4.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.4%
Samsung Electronics Co., Ltd.	3.1%
Ping An Insurance Group Co. of China Ltd., Class H	1.1%
SK Hynix, Inc.	0.9%
Bank of China Ltd., Class H	0.7%
Infosys Ltd.	0.7%
MMC Norilsk Nickel PJSC, ADR	0.7%
Hindustan Unilever Ltd.	0.7%
NetEase, Inc., ADR	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Quality Dividend Growth Fund (the “Fund”) seeks income and capital appreciation by investing in dividend-paying companies with growth characteristics in the emerging markets region.

The Fund returned -19.30% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). Among countries, the Fund’s overweight in Taiwan and underweight in India detracted the least from performance, whereas its positions in South Africa and Malaysia contributed most negatively to performance. Among sectors, the Fund’s overweight in Information Technology and positions in the Industrials added the most to performance, whereas positions in Materials and Communication Services contributed the least to performance. The Fund’s focus on quality served as a tailwind for performance, as low quality/weak balance sheet companies were hit the hardest during the global pandemic toward the end of the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$828.80	0.32%[1]	$1.46
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	0.32%[1]	$1.62
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.32% through July 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-19.30%	-3.16%	-1.66%	-1.47%
Fund Market Price Returns	-20.32%	-3.68%	-1.79%	-1.84%
MSCI Emerging Markets Index	-17.69%	-1.62%	-0.37%	0.58%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on August 1, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	18.9%
Industrials	13.5%
Consumer Discretionary	12.1%
Real Estate	11.8%
Materials	11.4%
Financials	10.5%
Consumer Staples	6.6%
Utilities	5.4%
Health Care	4.1%
Communication Services	2.7%
Energy	2.1%
Investment Company	0.2%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Guangzhou R&F Properties Co., Ltd., Class H	1.1%
Transmissora Alianca de Energia Eletrica S.A.	1.0%
Wistron Corp.	0.9%
WPG Holdings Ltd.	0.8%
Highwealth Construction Corp.	0.8%
Powertech Technology, Inc.	0.8%
Micro-Star International Co., Ltd.	0.7%
Synnex Technology International Corp.	0.6%
Tripod Technology Corp.	0.6%
SPAR Group Ltd. (The)	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets SmallCap Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the emerging markets region. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -26.95% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). During the fiscal year, the strengthening of the U.S. dollar negatively impacted performance. All country and sector exposures in the Fund had negative returns for the fiscal year. Among countries, the Fund’s overweight in Taiwan and underweight in India contributed the least negatively to performance, whereas its positions in South Africa and Malaysia contributed most negatively to performance. The Fund’s overweight in the Information Technology sector and positions in the Industrials sector added the most to performance relative to the Fund’s benchmark, whereas the positions in the Materials and Communication Services sectors detracted the most to performance relative to the Fund’s benchmark.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$752.60	0.63%	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.85	0.63%	$3.18

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-26.95%	-6.15%	-2.44%	0.38%
Fund Market Price Returns	-27.02%	-6.30%	-2.32%	0.35%
WisdomTree Emerging Markets SmallCap Dividend Index	-26.21%	-5.38%	-1.55%	1.43%
MSCI Emerging Markets Small Cap Index	-28.98%	-9.64%	-5.17%	-1.34%
MSCI Emerging Markets Index	-17.69%	-1.62%	-0.37%	0.68%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

Sector Breakdown†

Sector	% of Net Assets
Health Care	20.9%
Industrials	13.5%
Information Technology	12.3%
Materials	10.6%
Consumer Staples	10.2%
Consumer Discretionary	9.5%
Communication Services	5.9%
Energy	5.1%
Real Estate	4.7%
Financials	4.4%
Utilities	1.8%
Investment Company	0.3%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Novo Nordisk A/S, Class B	7.3%
British American Tobacco PLC	6.6%
China Overseas Land & Investment Ltd.	3.5%
Canadian National Railway Co.	2.8%
ASML Holding N.V.	2.8%
RELX PLC	2.7%
Telenor ASA	2.7%
Fortescue Metals Group Ltd.	2.6%
CSL Ltd.	2.5%
Roche Holding AG, Bearer Shares	2.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global ex-U.S. Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Quality Dividend Growth Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in developed and emerging equity markets, ex-U.S. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -2.01% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). Among sectors, the Fund’s overweight in Health Care contributed the most positively to performance, whereas its overweight in Communication Services and Consumer Discretionary contributed most negatively to performance. Among countries, the Fund’s positions in Japan added the most to performance. The Fund’s focus on quality served as a tailwind for performance, as low quality/weak balance sheet companies were hit the hardest during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$923.00	0.58%	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-2.01%	4.30%	3.15%	3.11%
Fund Market Price Returns	-2.95%	4.11%	2.99%	2.97%
WisdomTree Global ex-U.S. Quality Dividend Growth Index	-1.65%	4.94%	3.81%	3.83%
MSCI AC World ex-USA Growth Index	-7.31%	2.53%	2.10%	3.91%
MSCI AC World ex-USA Index	-15.57%	-1.96%	-0.64%	2.05%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

Sector Breakdown†

Sector	% of Net Assets
Real Estate	99.3%
Financials	0.3%
Consumer Discretionary	0.0%	*
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Sun Hung Kai Properties Ltd.	5.2%
China Overseas Land & Investment Ltd.	4.1%
Henderson Land Development Co., Ltd.	2.7%
Vonovia SE	2.5%
Link REIT	1.9%
Swire Properties Ltd.	1.9%
Unibail-Rodamco-Westfield	1.9%
Daiwa House Industry Co., Ltd.	1.8%
New World Development Co., Ltd.	1.7%
Country Garden Holdings Co., Ltd.	1.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global ex-U.S. Real Estate Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Real Estate Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying companies in the Real Estate sector in developed and emerging equity markets, ex-U.S. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -25.74% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). Real Estate Investment Trust (“REITs”) were the largest detractor from performance whereas the only sub-sectors to generate positive total returns for the period were in Specialized and Health Care REITs. The Fund’s underweight in the United Kingdom added the most to performance relative to its benchmark, whereas overweights in Hong Kong and Australia detracted the most from performance versus its benchmark.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$768.60	0.58%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-25.74%	-1.83%	-0.12%	4.25%
Fund Market Price Returns	-25.92%	-1.97%	-0.16%	4.17%
WisdomTree International Real Estate/Global ex-U.S. Real Estate Spliced Index[1]	-25.68%	-1.60%	0.10%	4.43%
Dow Jones Global ex-U.S. Select Real Estate Securities Index	-25.04%	-5.04%	-3.59%	3.26%
[1]	WisdomTree International Real Estate Index through June 17, 2011; WisdomTree Global ex-U.S. Real Estate Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Global High Dividend Fund (DEW)

Sector Breakdown†

Sector	% of Net Assets
Financials	17.8%
Communication Services	12.5%
Energy	12.4%
Consumer Staples	10.4%
Health Care	9.0%
Utilities	8.6%
Information Technology	7.6%
Industrials	5.7%
Real Estate	5.4%
Materials	5.4%
Consumer Discretionary	4.2%
Investment Company	0.4%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
AT&T, Inc.	3.6%
Verizon Communications, Inc.	2.8%
Exxon Mobil Corp.	2.5%
Pfizer, Inc.	2.3%
Philip Morris International, Inc.	2.1%
AbbVie, Inc.	2.1%
Coca-Cola Co. (The)	1.8%
Chevron Corp.	1.7%
Altria Group, Inc.	1.7%
Cisco Systems, Inc.	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global High Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global High Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in high-dividend-yielding companies in the U.S. and in developed and emerging equity markets. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -22.46% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). All country and sector exposures of the Fund had negative returns for the fiscal year. Among countries, the Fund’s positions in Canada and Hong Kong contributed the least negatively to performance, whereas positions in the U.S. contributed most negatively to performance. Additionally, the Fund’s positions in the Industrials and Utilities sectors contributed the most positively to performance, while its positions in the Energy and Information Technology sectors contributed most negatively. During the fiscal year, the Fund’s focus on high dividend yielding stocks served as a headwind for the Fund, as many high dividend yielding companies are in the Financials and Energy sector, which underperformed. However, dividend income helped to offset some of the negative returns in the underlying stocks.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$758.90	0.58%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-22.46%	-4.91%	-1.25%	2.26%
Fund Market Price Returns	-22.96%	-5.22%	-1.39%	2.11%
WisdomTree Global High Dividend Index	-22.59%	-5.10%	-1.42%	2.24%
MSCI AC World Index	-11.26%	1.50%	2.85%	5.88%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree India Earnings Fund (EPI)

Sector Breakdown†

Sector	% of Net Assets
Financials	21.5%
Energy	21.1%
Information Technology	17.2%
Materials	10.1%
Consumer Discretionary	6.5%
Consumer Staples	6.3%
Utilities	5.5%
Health Care	4.9%
Industrials	4.5%
Communication Services	1.3%
Real Estate	0.5%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).
*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Reliance Industries Ltd.	11.8%
Housing Development Finance Corp., Ltd.	8.2%
Infosys Ltd.	6.9%
Tata Consultancy Services Ltd.	4.3%
Oil & Natural Gas Corp., Ltd.	2.4%
HCL Technologies Ltd.	2.2%
Hindustan Unilever Ltd.	1.9%
Coal India Ltd.	1.8%
Kotak Mahindra Bank Ltd.	1.8%
Indian Oil Corp., Ltd.	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree India Earnings Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree India Earnings Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in profitable companies in the Indian equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -37.84% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). All equity sectors in India experienced double-digit losses during the fiscal year. The Fund’s overweight to the Utilities sector detracted the least from performance relative to the Fund’s benchmark, whereas the Fund’s positions in the Consumer Staples, Materials, and Energy sectors detracted the most from performance relative to the benchmark. Indian equity market returns were in line with the draw downs of the U.S. equity markets and other developed markets.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$682.50	0.84%	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	0.84%	$4.25

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-37.84%	-11.48%	-5.47%	-2.60%
Fund Market Price Returns	-38.01%	-11.61%	-5.60%	-2.65%
WisdomTree India Earnings Index	-37.95%	-10.84%	-4.58%	-1.57%
MSCI India Index	-30.86%	-6.64%	-3.50%	-0.42%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree India ex-State-Owned Enterprises Fund (IXSE)

Sector Breakdown†

Sector	% of Net Assets
Financials	25.5%
Information Technology	20.6%
Consumer Staples	12.8%
Energy	10.3%
Materials	9.1%
Consumer Discretionary	8.2%
Health Care	5.7%
Communication Services	4.7%
Industrials	2.5%
Real Estate	0.6%
Other Assets less Liabilities‡	0.0%	*
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).
*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Reliance Industries Ltd.	10.3%
Housing Development Finance Corp., Ltd.	10.2%
Infosys Ltd.	9.4%
Tata Consultancy Services Ltd.	6.9%
Hindustan Unilever Ltd.	6.4%
Kotak Mahindra Bank Ltd.	4.3%
ICICI Bank Ltd.	4.1%
Bharti Airtel Ltd.	3.4%
Maruti Suzuki India Ltd.	2.1%
HCL Technologies Ltd.	1.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree India ex-State-Owned Enterprises Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree India ex-State-Owned Enterprises Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in Indian companies that are not state-owned, which is defined as government ownership greater than 20%. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -28.50% at net asset value (“NAV”) for the fiscal period ended March 31, 2020 (for more complete performance information please see the table below). During the fiscal period, all equity sectors in India experienced double-digit losses. The Fund’s overweight to the Information Technology sector, underweight to the Industrials sector, and underweight to the Energy sector contributed the least negatively to performance relative to the benchmark, whereas the Fund’s positions in the Materials and Real Estate sectors detracted the most to performance relative to the Fund’s benchmark. Indian equity market returns were in line with the draw downs of the U.S. equity markets and other developed markets. A key driver of outperformance relative to the benchmark was due to the exclusion of state-owned-enterprises, which lagged against non-state-owned enterprises.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$732.00	0.58%	$2.51
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	-28.50%
Fund Market Price Returns	-29.38%
WisdomTree India ex-State-Owned Enterprises Index	-27.98%
MSCI India Index	-30.94%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on April 4, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Middle East Dividend Fund (GULF)

Sector Breakdown†

Sector	% of Net Assets
Financials	59.7%
Communication Services	11.9%
Materials	8.8%
Real Estate	5.3%
Industrials	4.7%
Energy	2.7%
Consumer Discretionary	2.0%
Utilities	1.8%
Consumer Staples	1.2%
Health Care	0.2%
Other Assets less Liabilities‡	1.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Qatar National Bank QPSC	8.2%
National Bank of Kuwait SAKP	7.2%
Al Rajhi Bank	4.8%
Saudi Basic Industries Corp.	4.4%
Emirates Telecommunications Group Co. PJSC	4.1%
First Abu Dhabi Bank PJSC	3.6%
National Commercial Bank	3.3%
Arab Bank PLC	3.3%
Saudi Telecom Co.	2.9%
Kuwait Finance House KSCP	2.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Middle East Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Middle East Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying companies in the Middle East. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -21.76% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s largest country weights are in Saudi Arabia, Qatar, and the United Arab Emirates (“UAE”). Bahrain was the only country that generated positive performance over the fiscal year. Among countries, exposure to the UAE was the weakest performer. Among sectors, the Fund’s position in Health Care was the best performing sector, but also among the smallest weights in the strategy. The Fund’s positions in companies in Industrials and Materials were among the weakest performers.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$793.70	0.88%	$3.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	0.88%	$4.45

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-21.76%	-0.96%	-1.73%	3.91%
Fund Market Price Returns	-22.98%	-1.54%	-2.13%	3.31%
WisdomTree Middle East Dividend Index	-20.74%	0.00%	-0.38%	4.85%
MSCI Arabian Markets ex-Saudi Arabia Index	-17.87%	-3.18%	-2.84%	0.54%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Modern Tech Platforms Fund (PLAT)

Sector Breakdown†

Sector	% of Net Assets
Communication Services	31.1%
Consumer Discretionary	22.0%
Information Technology	19.6%
Financials	13.8%
Industrials	9.1%
Health Care	4.1%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Teladoc Health, Inc.	4.2%
Pinduoduo, Inc., ADR	2.4%
Delivery Hero SE	2.4%
TeamViewer AG	2.2%
London Stock Exchange Group PLC	2.2%
LINE Corp., ADR	2.1%
Slack Technologies, Inc., Class A	2.0%
Coupa Software, Inc.	2.0%
Bilibili, Inc., ADR	1.9%
MarketAxess Holdings, Inc.	1.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Modern Tech Platforms Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Modern Tech Platforms Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in mid and large-cap companies on a U.S. or European stock exchange that are generating substantial revenue from a modern platform business. A modern platform business is a multi-sided business model focused on creating value by facilitating interactions between two or more interdependent groups through technology. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -5.61% at net asset value (“NAV”) for the fiscal period ended March 31, 2020 (for more complete performance information please see the table below). Among sectors, the Fund’s overweight in Communication Services contributed the most positively to performance relative to the Fund’s benchmark whereas its overweight in Consumer Discretionary and slight underweight in Information Technology contributed most negatively to performance relative to the Fund’s benchmark. The Fund’s relative underweight in the U.S. detracted the least from performance relative to the Fund’s benchmark, whereas the positions in China detracted the most from performance relative to the Fund’s benchmark.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$933.00	0.45%	$2.17
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	0.45%	$2.28

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	-5.61%
Fund Market Price Returns	-5.73%
WisdomTree Modern Tech Platforms Index	-5.47%
MSCI AC World Index	-11.18%
S&P 500® Index	-7.96%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 22, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	19

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report:

Brexit is an abbreviation for “British exit,” referring to the U.K.’s decision in a June 2016 referendum to leave the European Union.

Correlation is a statistical measure of how two sets of returns move in relation to each other. Correlation coefficients range from -1 to 1. A correlation of 1 means the two subjects of analysis move in lockstep with each other. A correlation of -1 means the two subjects of analysis have moved in exactly the opposite direction.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is a float-adjusted market capitalization weighted index that defines and measures the investable universe of publicly traded real estate securities in countries outside the U.S.

Factors generally are attributes that are based on its fundamentals or share price behavior.

Five Star Movement is a political party in Italy. The party was founded on October 4, 2009 by Beppe Grillo, a comedian and blogger, and Gianroberto Casaleggio, a web strategist.

The FTSE China 50 Index is a capitalization weighted index that is comprised of the 50 largest and most liquid Chinese securities.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

Momentum is generally characterized by assets with recent price increase trends over time. This term is also associated with the momentum factor which associates these stock characteristics with excess return vs. the market over time.

The MSCI AC Asia Pacific ex-Japan Index is comprised of large- and mid-capitalization segments of emerging market and developed market countries in the Asia Pacific region,

excluding Japan.

The MSCI AC World ex-USA Growth Index is comprised of growth stocks in the developed and emerging markets covered by MSCI, excluding the U.S.

The MSCI AC World Index is comprised of the world stock market indexes covered by

MSCI.

The MSCI ACWI ex-USA Index is comprised of large- and mid-capitalization segments of the developed and emerging markets covered by MSCI, excluding the U.S.

The MSCI Arabian Markets ex-Saudi Arabia Index is a free float-adjusted market capitalization index that aims to represent the universe of companies in the Gulf

Cooperation Council (GCC) countries, excluding Saudi Arabia, plus Jordan, Egypt,

Morocco, Tunisia and Lebanon.

The MSCI China Index is a free float-adjusted market capitalization weighted index designed to measure the performance of the Chinese equity market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of small capitalization equities in the emerging markets.

The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure the performance of the Indian equity market.

The MSCI Pacific ex-Japan Index is a subset of the MSCI EAFE Index that is comprised of stocks in Australia, Hong Kong, Singapore and New Zealand.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs the market over time.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by the Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The WisdomTree Asia Pacific ex-Japan Index is comprised of dividend-paying companies incorporated in emerging market and developed countries in the Pacific region, excluding Japan.

20	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

The WisdomTree China Dividend ex-Financials Index is comprised of Chinese dividend paying stocks outside the Financials sector.

The WisdomTree China ex-State-Owned Enterprises Index measures the performance of

Chinese stocks that are not state-owned enterprises. WisdomTree Investments, Inc., as index provider, defines state-owned enterprises as companies with over 20% government ownership.

The WisdomTree Emerging Markets ex-State-Owned Enterprises Index is a modified market capitalization weighted index that consists of common stocks in emerging markets, excluding common stocks of “state-owned enterprises.” WisdomTree Investments, Inc., as index provider, defines state-owned enterprises as companies with over 20% government ownership.

The WisdomTree Emerging Markets High Dividend Index is comprised of the highest dividend-yielding stocks selected from the WisdomTree Emerging Markets Dividend Index.

The WisdomTree Emerging Markets SmallCap Dividend Index is comprised of primarily small-capitalization stocks selected from the WisdomTree Emerging Markets Dividend Index.

The WisdomTree Global ex-U.S. Quality Dividend Growth Index is comprised of growth companies selected from developed and emerging markets outside the U.S.

The WisdomTree Global ex-U.S. Real Estate Index is comprised of companies in developed and emerging markets outside of Canada and the U.S., which WisdomTree classifies as being Global Real Estate securities.

The WisdomTree Global High Dividend Index is comprised of high dividend-paying companies selected from the WisdomTree Global Dividend Index.

The WisdomTree India Earnings Index is a fundamentally weighted index that is comprised of companies incorporated and traded in India that are profitable and that are eligible to be purchased by foreign investors as of the index measurement date.

The WisdomTree India ex-State-Owned Enterprises Index measures the performance of Indian stocks that are not state owned enterprises. State owned enterprises are defined as government ownership of more than 20% of outstanding shares of companies.

The WisdomTree International Real Estate Index is comprised of companies in developed markets outside of the U.S. and Canada that pay regular cash dividends and that WisdomTree Investments classifies as being part of the International Real Estate sector.

The WisdomTree Middle East Dividend Index is comprised of companies in the Middle East region that pay regular cash dividends on shares of common stock and that meet specified requirements as of the index measurement date.

The WisdomTree Modern Tech Platforms Index is an equal-weighted index that is designed to provide exposure to mid and large-cap companies that are generating substantial revenue from a modern platform business. A modern platform business is a multi-sided business model focused on creating value by facilitating interactions between two or more interdependent groups through technology.

The WisdomTree Pacific ex-Japan Dividend Index is comprised of dividend-paying companies incorporated in the Pacific region, excluding Japan.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such

WisdomTree Trust	21

Description of Terms and Indexes (unaudited) (concluded)

standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

*    *    *    *    *    *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

CURRENCY ABBREVIATIONS:
AUD	Australian dollar
BRL	Brazilian real
CAD	Canadian dollar
CHF	Swiss franc
CNY	Chinese yuan
CZK	Czech koruna
DKK	Danish krone
EUR	Euro
GBP	British pound
HKD	Hong Kong dollar
HUF	Hungary forint
IDR	Indonesian rupiah
ILS	Israeli new shekel
INR	Indian rupee
JPY	Japanese yen
KRW	South Korean won
MXN	Mexican peso
MYR	Malaysian ringgit
SEK	Swedish krona
RUB	Russian ruble
THB	Thai baht
TRY	Turkish new lira
TWD	New Taiwan dollar
USD	U.S. dollar
ZAR	South African rand

OTHER ABBREVIATIONS:
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Certificate of Stock)
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
RSP	Risparmio Italian Savings Shares

22	WisdomTree Trust

Schedule of Investments

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.5%

Australia – 19.5%

AGL Energy Ltd.	8,915	$93,796

APA Group	11,202	70,344

Aristocrat Leisure Ltd.(a)	2,419	31,610

ASX Ltd.	666	31,424

Aurizon Holdings Ltd.	18,666	48,326

Australia & New Zealand Banking Group Ltd.	16,001	166,096

BHP Group Ltd.(a)	36,407	645,759

Brambles Ltd.	9,311	60,179

Cochlear Ltd.	249	28,567

Coles Group Ltd.	4,916	45,614

Commonwealth Bank of Australia	9,194	347,873

CSL Ltd.	1,186	215,358

Fortescue Metals Group Ltd.	35,870	219,542

Insurance Australia Group Ltd.	9,202	34,919

Macquarie Group Ltd.	1,467	76,993

National Australia Bank Ltd.	16,715	170,643

Newcrest Mining Ltd.	1,641	23,151

Origin Energy Ltd.	12,463	33,411

Qantas Airways Ltd.	14,641	28,944

QBE Insurance Group Ltd.	5,672	29,855

Ramsay Health Care Ltd.	1,130	39,616

REA Group Ltd.(a)	384	18,095

Rio Tinto Ltd.	4,431	229,353

Santos Ltd.	11,754	24,604

Sonic Healthcare Ltd.	3,338	49,707

South32 Ltd.	55,231	59,664

Suncorp Group Ltd.	6,277	35,076

Sydney Airport	24,046	82,270

Tabcorp Holdings Ltd.	20,915	32,387

Telstra Corp., Ltd.	98,846	185,731

Transurban Group	23,402	172,451

Treasury Wine Estates Ltd.	3,993	24,513

Wesfarmers Ltd.	11,783	247,148

Westpac Banking Corp.	21,316	215,267

WiseTech Global Ltd.(a)	809	8,467

Woodside Petroleum Ltd.	12,179	135,740

Woolworths Group Ltd.	8,225	176,697

Total Australia		4,139,190

China – 27.8%

AAC Technologies Holdings, Inc.(a)	5,900	30,600

Agricultural Bank of China Ltd. Class H	170,900	68,573

Anhui Conch Cement Co., Ltd. Class H	12,000	83,371

ANTA Sports Products Ltd.	3,000	22,043

Bank of China Ltd. Class H	499,055	191,228

Bank of Communications Co., Ltd. Class H	138,955	85,156

China CITIC Bank Corp., Ltd. Class H	69,800	34,491

China Conch Venture Holdings Ltd.	7,500	33,480

China Construction Bank Corp. Class H	548,400	448,574

China Gas Holdings Ltd.	7,100	24,733

China Jinmao Holdings Group Ltd.	58,000	37,565

China Merchants Bank Co., Ltd. Class H	11,204	50,593

China Mobile Ltd.	207,634	1,544,350

China Overseas Land & Investment Ltd.	39,565	122,765

China Pacific Insurance Group Co., Ltd. Class H	11,000	33,280

China Petroleum & Chemical Corp. Class H	527,161	259,809

China Resources Beer Holdings Co., Ltd.	4,300	19,639

China Resources Cement Holdings Ltd.	36,000	42,963

China Resources Gas Group Ltd.	4,000	20,127

China Resources Land Ltd.	10,300	42,524

China Shenhua Energy Co., Ltd. Class H	50,536	96,235

China Unicom Hong Kong Ltd.	124,000	71,512

CITIC Ltd.	292,400	305,947

CNOOC Ltd.	642,061	673,464

Country Garden Holdings Co., Ltd.(a)	43,000	52,038

CSPC Pharmaceutical Group Ltd.	17,300	34,641

ENN Energy Holdings Ltd.	2,800	27,112

Fosun International Ltd.	100,000	115,599

Geely Automobile Holdings Ltd.	29,800	43,983

Guangdong Investment Ltd.	51,500	99,267

Hengan International Group Co., Ltd.	9,100	68,506

Industrial & Commercial Bank of China Ltd. Class H	404,270	276,958

Kunlun Energy Co., Ltd.	36,000	21,040

Lenovo Group Ltd.	148,000	79,433

Longfor Group Holdings Ltd.(b)	6,000	29,222

PetroChina Co., Ltd. Class H	223,419	81,863

PICC Property & Casualty Co., Ltd. Class H	24,500	23,707

Ping An Insurance Group Co. of China Ltd. Class H	12,646	124,243

Postal Savings Bank of China Co., Ltd. Class H(b)	44,000	26,794

Shenzhou International Group Holdings Ltd.	3,500	37,209

Sun Art Retail Group Ltd.	39,000	57,864

Sunac China Holdings Ltd.	7,000	32,422

Tencent Holdings Ltd.	4,300	210,925

Want Want China Holdings Ltd.	65,800	47,710

WH Group Ltd.(b)	63,000	58,929

Total China		5,892,487

Hong Kong – 9.5%

AIA Group Ltd.	19,725	178,522

BOC Hong Kong Holdings Ltd.	58,889	162,971

Chow Tai Fook Jewellery Group Ltd.	27,600	19,549

CLP Holdings Ltd.	22,104	203,903

Galaxy Entertainment Group Ltd.	19,000	101,362

Hang Lung Properties Ltd.	20,000	40,615

Hang Seng Bank Ltd.	9,103	155,614

Henderson Land Development Co., Ltd.	21,775	83,016

Hong Kong & China Gas Co., Ltd.	83,279	137,314

Hong Kong Exchanges & Clearing Ltd.	3,562	107,445

MTR Corp., Ltd.	39,180	202,449

New World Development Co., Ltd.	47,857	51,494

Power Assets Holdings Ltd.	25,079	149,971

Sino Land Co., Ltd.	30,924	39,259

Sun Hung Kai Properties Ltd.	12,034	158,675

Swire Pacific Ltd. Class A	4,000	25,778

Swire Properties Ltd.	21,400	60,189

Techtronic Industries Co., Ltd.	8,000	51,917

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

March 31, 2020

Investments	Shares	Value

Wharf Holdings Ltd. (The)(a)	12,350	$21,893

Wheelock & Co., Ltd.	8,000	54,600

Total Hong Kong		2,006,536

India – 3.9%

Bharat Petroleum Corp., Ltd.	7,654	32,062

Bharti Infratel Ltd.	15,762	33,336

Coal India Ltd.	26,753	49,527

Hero MotoCorp., Ltd.	921	19,436

Hindustan Petroleum Corp., Ltd.	7,782	19,555

Hindustan Unilever Ltd.	2,519	76,534

Housing Development Finance Corp., Ltd.	2,318	50,039

Indian Oil Corp., Ltd.	35,042	37,821

Infosys Ltd.	540	4,579

Infosys Ltd. ADR(a)	18,203	149,447

ITC Ltd.	20,922	47,485

Larsen & Toubro Ltd. GDR(c)	1,606	17,313

Mahindra & Mahindra Ltd.	3,354	12,633

Maruti Suzuki India Ltd.	423	23,978

Power Grid Corp. of India Ltd.	17,659	37,138

Reliance Industries Ltd. GDR(b)	1,837	56,580

Tata Consultancy Services Ltd.	3,508	84,677

Tech Mahindra Ltd.	2,947	22,029

Vedanta Ltd.	26,117	22,336

Vedanta Ltd. ADR	6,138	21,851

Total India		818,356

Indonesia – 1.2%

Astra International Tbk PT	159,461	38,130

Bank Central Asia Tbk PT	16,275	27,566

Bank Mandiri Persero Tbk PT	74,048	21,247

Bank Rakyat Indonesia Persero Tbk PT	194,000	35,922

Gudang Garam Tbk PT	6,800	17,135

Telekomunikasi Indonesia Persero Tbk PT	436,900	84,648

Unilever Indonesia Tbk PT	47,275	21,014

Total Indonesia		245,662

Malaysia – 1.8%

CIMB Group Holdings Bhd	34,500	28,750

DiGi.Com Bhd	36,200	36,451

Malayan Banking Bhd	43,894	75,697

Maxis Bhd	25,000	30,961

MISC Bhd	13,600	23,422

Nestle Malaysia Bhd	300	9,493

Petronas Chemicals Group Bhd	29,708	34,728

Petronas Gas Bhd	9,100	32,440

Public Bank Bhd	12,390	45,602

Tenaga Nasional Bhd	25,300	70,395

Total Malaysia		387,939

New Zealand – 0.3%

Meridian Energy Ltd.	26,917	64,469

Philippines – 0.2%

Manila Electric Co.	4,480	19,819

SM Investments Corp.	2,024	32,553

Total Philippines		52,372

Singapore – 5.2%

CapitaLand Ltd.	15,800	31,626

DBS Group Holdings Ltd.	11,917	155,423

Genting Singapore Ltd.	109,800	53,209

Jardine Cycle & Carriage Ltd.	3,678	50,810

Keppel Corp., Ltd.(a)	15,684	58,270

Oversea-Chinese Banking Corp., Ltd.	18,217	110,542

Singapore Airlines Ltd.(a)	9,157	36,915

Singapore Technologies Engineering Ltd.	27,125	59,437

Singapore Telecommunications Ltd.	203,577	363,160

United Overseas Bank Ltd.	6,598	90,130

Wilmar International Ltd.	45,200	102,536

Total Singapore		1,112,058

South Korea – 11.0%

Hana Financial Group, Inc.	1,866	35,409

Hyundai Motor Co.	1,036	75,486

KB Financial Group, Inc.	1,872	53,130

Kia Motors Corp.	1,381	29,495

Korea Zinc Co., Ltd.	89	26,027

KT&G Corp.	1,284	78,790

LG Chem Ltd.	235	58,878

LG Corp.	945	45,800

Lotte Chemical Corp.	182	28,855

NCSoft Corp.	56	29,993

POSCO	814	107,655

Samsung Electro-Mechanics Co., Ltd.	376	30,176

Samsung Electronics Co., Ltd.	34,654	1,359,287

Samsung Fire & Marine Insurance Co., Ltd.	187	23,656

Samsung Life Insurance Co., Ltd.	407	14,376

Shinhan Financial Group Co., Ltd.	1,804	42,383

SK Holdings Co., Ltd.	203	27,932

SK Hynix, Inc.	2,359	161,420

SK Innovation Co., Ltd.	633	45,238

SK Telecom Co., Ltd.	273	39,694

Woori Financial Group, Inc.	2,962	18,614

Total South Korea		2,332,294

Taiwan – 16.5%

ASE Technology Holding Co., Ltd.	24,526	47,525

Cathay Financial Holding Co., Ltd.	23,423	27,341

Chang Hwa Commercial Bank Ltd.	7,000	4,409

China Steel Corp.	124,078	77,750

Chunghwa Telecom Co., Ltd.	34,436	122,410

CTBC Financial Holding Co., Ltd.	90,389	53,501

Delta Electronics, Inc.	17,415	69,392

E.Sun Financial Holding Co., Ltd.	36,000	28,868

Far EasTone Telecommunications Co., Ltd.	19,000	39,770

First Financial Holding Co., Ltd.	50,270	32,664

Formosa Chemicals & Fibre Corp.	64,685	143,310

Formosa Petrochemical Corp.	19,511	52,517

Formosa Plastics Corp.	61,444	152,586

Fubon Financial Holding Co., Ltd.	29,803	37,006

Hon Hai Precision Industry Co., Ltd.	153,625	355,088

Hotai Motor Co., Ltd.	3,000	48,708

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

March 31, 2020

Investments	Shares	Value

MediaTek, Inc.	5,000	$54,147

Mega Financial Holding Co., Ltd.	60,827	57,224

Nan Ya Plastics Corp.	90,537	163,761

Nanya Technology Corp.	26,000	46,168

President Chain Store Corp.	4,000	37,432

Quanta Computer, Inc.	43,000	85,598

Shanghai Commercial & Savings Bank Ltd. (The)	18,000	23,421

Taiwan Cement Corp.	84,000	109,717

Taiwan Cooperative Financial Holding Co., Ltd.	41,000	24,878

Taiwan Mobile Co., Ltd.	18,100	59,792

Taiwan Semiconductor Manufacturing Co., Ltd.	156,241	1,415,605

Uni-President Enterprises Corp.	44,346	96,196

Yuanta Financial Holding Co., Ltd.	62,000	31,880

Total Taiwan		3,498,664

Thailand – 1.6%

Advanced Info Service PCL NVDR	8,400	51,448

Airports of Thailand PCL NVDR	16,340	25,269

Charoen Pokphand Foods PCL NVDR	31,500	23,324

CP ALL PCL	18,500	34,246

Intouch Holdings PCL NVDR	16,100	24,530

PTT Exploration & Production PCL	13,413	27,588

PTT Global Chemical PCL	27,394	25,460

PTT PCL NVDR	87,100	81,613

Siam Cement PCL (The) NVDR	3,471	34,268

Siam Commercial Bank PCL (The)	8,300	17,514

Total Thailand		345,260
TOTAL COMMON STOCKS (Cost: $23,888,670)		20,895,287

EXCHANGE-TRADED FUND – 0.8%

United States – 0.8%

WisdomTree Global ex-U.S. Real Estate Fund(a)(d) (Cost: $198,711)	7,436	$163,964

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%

United States – 0.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(e)
(Cost: $27,000)	27,000	27,000

TOTAL INVESTMENTS IN SECURITIES – 99.4% (Cost: $24,114,381)		21,086,251

Other Assets less Liabilities – 0.6%		118,710

NET ASSETS – 100.0%		$21,204,961
(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $994,575 and the total market value of the collateral held by the Fund was $1,062,351. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,035,351.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree Global ex-U.S. Real Estate Fund	$2,056	$892,269	$671,664	$(23,652)	$(35,045)	$163,964	$24,162

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	4/1/2020	12,946	USD	21,000	AUD	$93	$—
State Street Bank and Trust	4/2/2020	3,265	USD	53,350,000	IDR	—	(6)
State Street Bank and Trust	4/2/2020	69	USD	85,000	KRW	—	(1)
State Street Bank and Trust	4/2/2020	2,844	USD	12,000	MYR	66	—
						$159	$(7)

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 100.0%

China – 100.0%

Air Freight & Logistics – 1.5%

Best, Inc. ADR*	37,700	$201,695

SF Holding Co., Ltd. Class A	69,100	460,225

ZTO Express Cayman, Inc. ADR	79,971	2,117,632

Total Air Freight & Logistics		2,779,552

Auto Components – 0.7%

Fuyao Glass Industry Group Co., Ltd. Class A	136,267	368,487

Fuyao Glass Industry Group Co., Ltd. Class H(a)	85,600	183,039

Minth Group Ltd.	140,000	300,085

Xinyi Glass Holdings Ltd.	416,000	477,495

Total Auto Components		1,329,106

Automobiles – 1.7%

BYD Co., Ltd. Class A	77,697	656,932

BYD Co., Ltd. Class H(b)	103,000	537,995

Geely Automobile Holdings Ltd.	851,000	1,255,570

Great Wall Motor Co., Ltd. Class H	561,500	359,908

NIO, Inc. ADR*(b)	117,623	326,992

Total Automobiles		3,137,397

Banks – 2.3%

China Minsheng Banking Corp., Ltd. Class A	2,947,636	2,372,970

China Minsheng Banking Corp., Ltd. Class H(b)	1,015,600	754,450

Ping An Bank Co., Ltd. Class A	676,300	1,220,483

Total Banks		4,347,903

Biotechnology – 1.5%

3SBio, Inc.*(a)	138,000	143,628

China Biologic Products Holdings, Inc.*(b)	3,506	378,402

Chongqing Zhifei Biological Products Co., Ltd. Class A	47,900	455,107

Hualan Biological Engineering, Inc. Class A	68,750	464,485

Innovent Biologics, Inc.*(a)	152,500	643,136

Walvax Biotechnology Co., Ltd. Class A	98,900	441,458

Zai Lab Ltd. ADR*	6,462	332,664

Total Biotechnology		2,858,880

Capital Markets – 0.7%

Changjiang Securities Co., Ltd. Class A	366,506	330,190

East Money Information Co., Ltd. Class A	473,552	1,071,581

Total Capital Markets		1,401,771

Chemicals – 0.2%

Zhejiang Longsheng Group Co., Ltd. Class A	233,700	392,421

Commercial Services & Supplies – 0.5%

Country Garden Services Holdings Co., Ltd.	190,000	771,880

Greentown Service Group Co., Ltd.	208,000	252,160

Total Commercial Services & Supplies		1,024,040

Communications Equipment – 0.2%

Shenzhen Sunway Communication Co., Ltd. Class A*	70,000	338,710

Diversified Consumer Services – 2.9%

New Oriental Education & Technology Group, Inc. ADR*	20,203	2,186,773

TAL Education Group ADR*	60,190	3,205,719

Total Diversified Consumer Services		5,392,492

Electrical Equipment – 1.2%

Contemporary Amperex Technology Co., Ltd. Class A	116,967	1,985,345

Xinjiang Goldwind Science & Technology Co., Ltd. Class A	214,800	287,700

Total Electrical Equipment		2,273,045

Electronic Equipment, Instruments & Components – 2.5%

AAC Technologies Holdings, Inc.(b)	110,500	572,893

GoerTek, Inc. Class A	167,800	388,224

Kingboard Holdings Ltd.	110,500	258,800

Luxshare Precision Industry Co., Ltd. Class A	278,083	1,496,116

Sunny Optical Technology Group Co., Ltd.	125,600	1,691,124

WUS Printed Circuit Kunshan Co., Ltd. Class A	108,200	361,236

Total Electronic Equipment, Instruments & Components		4,768,393

Energy Equipment & Services – 0.0%

China Common Rich Renewable Energy Investments Ltd.*†(b)	502,000	0

Entertainment – 2.9%

Alibaba Pictures Group Ltd.*	2,210,000	285,022

Bilibili, Inc. ADR*(b)	13,774	322,587

HUYA, Inc. ADR*(b)	10,842	183,772

iQIYI, Inc. ADR*(b)	46,933	835,407

NetEase, Inc. ADR	12,149	3,899,343

Total Entertainment		5,526,131

Food & Staples Retailing – 0.6%

Sun Art Retail Group Ltd.	379,500	562,853

Yonghui Superstores Co., Ltd. Class A	357,246	515,762

Total Food & Staples Retailing		1,078,615

Food Products – 5.9%

Dali Foods Group Co., Ltd.(a)	344,500	239,921

Foshan Haitian Flavouring & Food Co., Ltd. Class A	73,463	1,296,436

Inner Mongolia Yili Industrial Group Co., Ltd. Class A	493,500	2,077,587

Muyuan Foodstuff Co., Ltd. Class A	61,300	1,056,208

New Hope Liuhe Co., Ltd. Class A	175,000	775,469

Tingyi Cayman Islands Holding Corp.	362,000	591,988

Tongwei Co., Ltd. Class A	185,558	303,735

Uni-President China Holdings Ltd.	215,000	208,517

Want Want China Holdings Ltd.	1,146,000	830,628

Wens Foodstuffs Group Co., Ltd. Class A	349,400	1,591,138

WH Group Ltd.(a)	1,600,000	1,496,041

Yihai International Holding Ltd.*	82,000	620,779

Total Food Products		11,088,447

Gas Utilities – 0.7%

ENN Energy Holdings Ltd.	128,100	1,239,896

Health Care Equipment & Supplies – 0.6%

Lepu Medical Technology Beijing Co., Ltd. Class A	107,900	551,001

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2020

Investments	Shares	Value

Shandong Weigao Group Medical Polymer Co., Ltd. Class H	400,000	$505,558

Total Health Care Equipment & Supplies		1,056,559

Health Care Providers & Services – 0.5%

Aier Eye Hospital Group Co., Ltd. Class A	106,840	593,188

Meinian Onehealth Healthcare Holdings Co., Ltd. Class A	209,660	349,098

Total Health Care Providers & Services		942,286

Hotels, Restaurants & Leisure – 2.1%

Haidilao International Holding Ltd.(a)(b)	120,000	467,384

Huazhu Group Ltd. ADR(b)	17,999	517,111

MGM China Holdings Ltd.	130,800	133,772

Yum China Holdings, Inc.	66,178	2,821,168

Total Hotels, Restaurants & Leisure		3,939,435

Household Durables – 2.3%

Haier Electronics Group Co., Ltd.	202,000	537,969

Haier Smart Home Co., Ltd. Class A	359,900	730,679

Midea Group Co., Ltd. Class A	351,443	2,399,175

TCL Technology Group Corp. Class A	1,049,000	612,291

Total Household Durables		4,280,114

Industrial Conglomerates – 0.2%

Fosun International Ltd.	397,500	459,336

Insurance – 6.5%

Ping An Insurance Group Co. of China Ltd. Class A	603,094	5,881,459

Ping An Insurance Group Co. of China Ltd. Class H	639,500	6,280,524

Total Insurance		12,161,983

Interactive Media & Services – 18.1%

58.com, Inc. ADR*	16,566	807,095

Autohome, Inc. ADR*	9,953	706,862

Baidu, Inc. ADR*	47,865	4,824,313

JOYY, Inc. ADR*(b)	9,799	521,895

Momo, Inc. ADR	25,917	562,140

SINA Corp.*	9,933	316,267

Tencent Holdings Ltd.	530,100	25,992,935

Weibo Corp. ADR*(b)	10,570	349,973

Total Interactive Media & Services		34,081,480

Internet & Direct Marketing Retail – 22.4%

Alibaba Group Holding Ltd. ADR*	126,228	24,548,822

Baozun, Inc. ADR*(b)	6,273	175,268

JD.com, Inc. ADR*	143,022	5,792,391

Meituan Dianping Class B*	553,800	6,688,768

Pinduoduo, Inc. ADR*	60,907	2,194,479

Tongcheng-Elong Holdings Ltd.*(b)	165,600	232,794

Trip.com Group Ltd. ADR*	67,985	1,594,248

Vipshop Holdings Ltd. ADR*	65,554	1,021,331

Total Internet & Direct Marketing Retail		42,248,101

IT Services – 0.4%

GDS Holdings Ltd. ADR*	12,371	717,147

Life Sciences Tools & Services – 1.5%

Genscript Biotech Corp.*(b)	178,000	288,333

Hangzhou Tigermed Consulting Co., Ltd. Class A	41,767	377,168

WuXi AppTec Co., Ltd. Class A	39,100	498,838

WuXi AppTec Co., Ltd. Class H(a)(b)	28,700	353,115

Wuxi Biologics Cayman, Inc.*(a)	93,500	1,211,890

Total Life Sciences Tools & Services		2,729,344

Machinery – 1.7%

China Conch Venture Holdings Ltd.	261,363	1,166,288

Haitian International Holdings Ltd.	111,000	206,144

Han’s Laser Technology Industry Group Co., Ltd. Class A	76,600	304,443

Sany Heavy Industry Co., Ltd. Class A	512,900	1,251,011

Shenzhen Inovance Technology Co., Ltd. Class A	98,100	357,529

Total Machinery		3,285,415

Marine – 0.1%

SITC International Holdings Co., Ltd.	223,000	208,511

Media – 0.3%

Focus Media Information Technology Co., Ltd. Class A	1,014,624	632,280

Metals & Mining – 0.1%

China Hongqiao Group Ltd.	297,000	126,403

Oil, Gas & Consumable Fuels – 0.1%

United Energy Group Ltd.(b)	1,432,000	277,025

Paper & Forest Products – 0.1%

Nine Dragons Paper Holdings Ltd.	308,000	280,838

Personal Products – 0.5%

Hengan International Group Co., Ltd.	116,000	872,940

Pharmaceuticals – 4.3%

China Medical System Holdings Ltd.	228,000	246,708

CSPC Pharmaceutical Group Ltd.	810,000	1,621,295

Jiangsu Hengrui Medicine Co., Ltd. Class A	247,631	3,213,044

Luye Pharma Group Ltd.(a)	327,607	159,709

Shanghai Fosun Pharmaceutical Group Co., Ltd. Class A	97,500	451,705

Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	96,000	315,716

Sino Biopharmaceutical Ltd.	1,120,500	1,476,890

SSY Group Ltd.	256,000	200,078

Zhejiang NHU Co., Ltd. Class A	105,000	404,142

Total Pharmaceuticals		8,089,287

Professional Services – 0.1%

51job, Inc. ADR*	4,223	259,250

Real Estate Management & Development – 5.0%

Agile Group Holdings Ltd.	234,000	253,200

China Aoyuan Group Ltd.	208,000	243,576

China Evergrande Group(b)	509,000	844,198

China Fortune Land Development Co., Ltd. Class A	151,200	445,320

CIFI Holdings Group Co., Ltd.	614,000	443,447

Country Garden Holdings Co., Ltd.(b)	1,257,000	1,520,630

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (concluded)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2020

Investments	Shares	Value

Gemdale Corp. Class A	360,000	$715,148

Guangzhou R&F Properties Co., Ltd. Class H	224,800	293,401

KWG Group Holdings Ltd.*	194,000	275,720

Logan Property Holdings Co., Ltd.	210,000	323,919

Longfor Group Holdings Ltd.(a)	236,500	1,151,419

Seazen Group Ltd.	256,000	231,113

Shimao Property Holdings Ltd.	155,500	547,493

Sunac China Holdings Ltd.	383,000	1,773,285

Times China Holdings Ltd.	116,000	194,186

Zhenro Properties Group Ltd.	367,600	230,408

Total Real Estate Management & Development		9,486,463

Semiconductors & Semiconductor Equipment – 1.5%

Gigadevice Semiconductor Beijing, Inc. Class A	17,200	586,873

LONGi Green Energy Technology Co., Ltd. Class A	224,252	785,362

Sanan Optoelectronics Co., Ltd. Class A	216,040	583,291

Shenzhen Goodix Technology Co., Ltd. Class A	12,049	443,004

Xinyi Solar Holdings Ltd.	608,000	344,234

Total Semiconductors & Semiconductor Equipment		2,742,764

Software – 1.6%

Glodon Co., Ltd. Class A	69,440	417,748

Hundsun Technologies, Inc. Class A	57,010	706,516

Kingdee International Software Group Co., Ltd.(b)	389,000	518,747

Kingsoft Corp., Ltd.*	170,000	554,696

Yonyou Network Technology Co., Ltd. Class A	137,703	785,510

Total Software		2,983,217

Specialty Retail – 0.5%

China Yongda Automobiles Services Holdings Ltd.	205,500	167,765

Suning.com Co., Ltd. Class A	368,800	469,527

Zhongsheng Group Holdings Ltd.	89,100	311,410

Total Specialty Retail		948,702

Technology Hardware, Storage & Peripherals – 1.7%

Xiaomi Corp. Class B*(a)(b)	2,338,600	$3,148,777

Textiles, Apparel & Luxury Goods – 1.8%

ANTA Sports Products Ltd.	170,000	1,248,613

Li Ning Co., Ltd.	290,000	847,133

Shenzhou International Group Holdings Ltd.	119,300	1,267,807

Total Textiles, Apparel & Luxury Goods		3,363,553
TOTAL COMMON STOCKS (Cost: $192,143,361)		188,298,009

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%

United States – 1.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $2,196,509)	2,196,509	2,196,509

TOTAL INVESTMENTS IN SECURITIES – 101.1% (Cost: $194,339,870)		190,494,518

Other Assets less Liabilities – (1.1)%		(2,143,505)

NET ASSETS – 100.0%		$188,351,013
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $10,926,671 and the total market value of the collateral held by the Fund was $11,531,845. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $9,335,336.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC Holdings PLC	4/1/2020	59,478	USD	461,181	HKD	$0	$—

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.6%

Argentina – 1.6%

MercadoLibre, Inc.*	886	$432,882

Brazil – 6.3%

Ambev S.A.	50,728	116,585

Banco Bradesco S.A.	21,869	79,311

Banco do Brasil S.A.	15,596	83,865

Banco Santander Brasil S.A.	14,169	72,858

Cia Brasileira de Distribuicao	7,858	100,509

Cia de Saneamento Basico do Estado de Sao Paulo	12,338	93,036

Equatorial Energia S.A.	32,452	110,121

Lojas Renner S.A.	15,007	97,103

Magazine Luiza S.A.	15,231	114,498

Natura & Co. Holding S.A.	21,165	105,037

Porto Seguro S.A.	9,538	82,607

Raia Drogasil S.A.	5,967	117,175

Sul America S.A.	26,547	173,001

Telefonica Brasil S.A. (Preference Shares)	19,810	188,872

TIM Participacoes S.A.	68,762	164,925

Total Brazil		1,699,503

Chile – 1.3%

Banco Santander Chile	2,076,008	80,379

Cia Cervecerias Unidas S.A.	13,331	91,813

Embotelladora Andina S.A. Class B, (Preference Shares)	40,060	89,208

Enel Americas S.A.	845,391	103,750

Total Chile		365,150

China – 34.3%

360 Security Technology, Inc. Class A	16,500	44,035

58.com, Inc. ADR*	1,963	95,637

Alibaba Group Holding Ltd. ADR*	4,778	929,225

Anhui Conch Cement Co., Ltd. Class H	14,000	97,266

ANTA Sports Products Ltd.	15,289	112,336

Autohome, Inc. ADR*	1,286	91,332

Baozun, Inc. ADR*(a)	1,942	54,259

Beijing Enterprises Holdings Ltd.	19,000	69,740

Beijing Enterprises Water Group Ltd.*	154,000	60,202

BYD Co., Ltd. Class H(a)	17,000	88,828

China Gas Holdings Ltd.	23,800	82,906

China International Travel Service Corp., Ltd. Class A	4,500	42,633

China Jinmao Holdings Group Ltd.	130,000	84,197

China Medical System Holdings Ltd.	61,000	66,030

China Mengniu Dairy Co., Ltd.*	34,000	118,219

China Merchants Bank Co., Ltd. Class H	25,500	115,148

China Pacific Insurance Group Co., Ltd. Class H	30,200	91,369

China Resources Beer Holdings Co., Ltd.	24,000	109,613

China Resources Gas Group Ltd.	22,000	110,697

China Resources Land Ltd.	30,000	123,857

China Taiping Insurance Holdings Co., Ltd.	37,800	61,936

China Traditional Chinese Medicine Holdings Co., Ltd.	162,000	73,780

China Unicom Hong Kong Ltd.	94,000	54,210

Country Garden Holdings Co., Ltd.(a)	79,000	95,604

CSPC Pharmaceutical Group Ltd.	52,000	104,122

ENN Energy Holdings Ltd.	10,400	100,701

Far East Horizon Ltd.	106,000	85,474

Foshan Haitian Flavouring & Food Co., Ltd. Class A	4,400	77,646

Geely Automobile Holdings Ltd.	60,876	89,850

Gree Electric Appliances, Inc. of Zhuhai Class A	7,000	51,515

Haier Electronics Group Co., Ltd.	30,000	79,926

HengTen Networks Group Ltd.*(a)	4,352,000	40,988

Huazhu Group Ltd. ADR	2,379	68,349

Hundsun Technologies, Inc. Class A	4,500	55,765

Iflytek Co., Ltd. Class A	10,000	48,582

JD.com, Inc. ADR*	5,399	218,659

Jinke Properties Group Co., Ltd. Class A	42,900	48,143

Kingdee International Software Group Co., Ltd.(a)	85,000	113,393

Kunlun Energy Co., Ltd.	102,000	59,614

Kweichow Moutai Co., Ltd. Class A	1,200	187,957

Lenovo Group Ltd.	150,000	80,507

Li Ning Co., Ltd.	43,500	127,117

Logan Property Holdings Co., Ltd.	70,126	108,208

Longfor Group Holdings Ltd.(b)	25,410	123,757

LONGi Green Energy Technology Co., Ltd. Class A	13,380	46,857

Luxshare Precision Industry Co., Ltd. Class A	17,200	92,534

Luye Pharma Group Ltd.(b)	118,000	57,547

Luzhou Laojiao Co., Ltd. Class A	4,500	46,725

Mango Excellent Media Co., Ltd. Class A*	14,600	89,723

Midea Group Co., Ltd. Class A	7,800	53,246

Momo, Inc. ADR	2,653	57,544

NetEase, Inc. ADR	489	156,949

New China Life Insurance Co., Ltd. Class H	24,100	75,090

New Oriental Education & Technology Group, Inc. ADR*	1,115	120,688

Ninestar Corp. Class A	10,951	41,423

Perfect World Co., Ltd. Class A	10,900	73,070

Ping An Insurance Group Co. of China Ltd. Class A	10,700	104,344

Ping An Insurance Group Co. of China Ltd. Class H	23,129	227,235

Shandong Weigao Group Medical Polymer Co., Ltd. Class H	76,000	96,092

Shanghai 2345 Network Holding Group Co., Ltd. Class A	88,660	34,749

Shanxi Xinghuacun Fen Wine Factory Co., Ltd. Class A	4,600	58,483

Shenzhou International Group Holdings Ltd.	9,600	102,058

Sino Biopharmaceutical Ltd.	75,000	98,892

SSY Group Ltd.	106,000	82,876

Sunac China Holdings Ltd.	27,000	125,056

Sunny Optical Technology Group Co., Ltd.	7,500	101,021

Suzhou Dongshan Precision Manufacturing Co., Ltd. Class A	17,000	49,396

TAL Education Group ADR*	3,039	161,857

Tencent Holdings Ltd.	19,500	956,521

Tianma Microelectronics Co., Ltd. Class A	20,900	39,277

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

March 31, 2020

Investments	Shares	Value

Tingyi Cayman Islands Holding Corp.	72,000	$117,788

Tongwei Co., Ltd. Class A	25,091	41,069

Tsingtao Brewery Co., Ltd. Class H	14,000	71,437

Uni-President China Holdings Ltd.	75,000	72,766

Vipshop Holdings Ltd. ADR*	9,454	147,293

Want Want China Holdings Ltd.	123,000	89,184

Weibo Corp. ADR*(a)	1,834	60,724

Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. Class A	22,400	103,140

Wuliangye Yibin Co., Ltd. Class A	4,600	74,709

Wuxi Lead Intelligent Equipment Co., Ltd. Class A	9,400	49,643

Yihai International Holding Ltd.*	19,000	143,893

Yonghui Superstores Co., Ltd. Class A	33,600	48,507

Yonyou Network Technology Co., Ltd. Class A	11,080	63,202

Yuzhou Properties Co., Ltd.	184,000	78,339

Zhejiang Semir Garment Co., Ltd. Class A	22,200	22,284

Zhongsheng Group Holdings Ltd.	31,000	108,387

ZTE Corp. Class H*(a)	27,400	85,019

Total China		9,269,969

Czech Republic – 0.3%

Komercni Banka AS	4,342	82,116

Hungary – 0.4%

OTP Bank Nyrt	4,133	119,438

India – 8.7%

Bajaj Auto Ltd.	3,106	83,031

Britannia Industries Ltd.	2,774	98,599

Cipla Ltd.	21,362	119,402

Dabur India Ltd.	27,360	162,765

Dr. Reddy’s Laboratories Ltd.	3,648	150,487

GAIL India Ltd.	75,616	76,514

Godrej Consumer Products Ltd.	15,533	106,943

Hindustan Unilever Ltd.	8,810	267,673

Housing Development Finance Corp., Ltd.	12,091	261,011

ICICI Bank Ltd.	31,112	133,144

ITC Ltd.	51,304	116,441

Marico Ltd.	32,556	118,280

Nestle India Ltd.	959	206,636

Oil & Natural Gas Corp., Ltd.	78,368	70,753

Page Industries Ltd.	502	112,565

Tech Mahindra Ltd.	16,412	122,681

Titan Co., Ltd.	10,897	134,492

Total India		2,341,417

Indonesia – 3.4%

Charoen Pokphand Indonesia Tbk PT	357,000	108,129

Gudang Garam Tbk PT	44,553	112,270

Hanjaya Mandala Sampoerna Tbk PT	901,700	78,781

Indofood CBP Sukses Makmur Tbk PT	195,000	122,249

Indofood Sukses Makmur Tbk PT	262,000	102,005

Kalbe Farma Tbk PT	1,083,300	79,703

Pakuwon Jati Tbk PT	3,009,300	56,828

Telekomunikasi Indonesia Persero Tbk PT	733,100	142,035

Tiga Pilar Sejahtera Food Tbk PT*†	538,700	2,081

Unilever Indonesia Tbk PT	254,000	112,906

Total Indonesia		916,987

Malaysia – 1.5%

Fraser & Neave Holdings Bhd	17,500	125,660

Nestle Malaysia Bhd	4,100	129,738

QL Resources Bhd	86,100	147,486

Total Malaysia		402,884

Mexico – 4.6%

America Movil S.A.B. de C.V. Series L	359,800	215,488

Arca Continental S.A.B. de C.V.	26,422	107,685

Coca-Cola Femsa S.A.B. de C.V.	25,193	102,719

El Puerto de Liverpool S.A.B. de C.V. Class C1(a)	23,284	51,383

Fomento Economico Mexicano S.A.B. de C.V.	21,316	130,135

Gruma S.A.B. de C.V. Class B	13,826	107,069

Grupo Financiero Banorte S.A.B. de C.V. Class O	34,838	96,528

Infraestructura Energetica Nova S.A.B. de C.V.	27,249	84,410

Kimberly-Clark de Mexico S.A.B. de C.V. Class A	75,918	116,243

Megacable Holdings S.A.B. de C.V. Series CPO	29,991	82,945

Wal-Mart de Mexico S.A.B. de C.V.	66,185	157,286

Total Mexico		1,251,891

Philippines – 3.7%

BDO Unibank, Inc.	61,480	125,112

Globe Telecom, Inc.	4,720	179,111

Jollibee Foods Corp.	27,580	57,698

Manila Electric Co.	18,780	83,081

Megaworld Corp.	1,723,000	84,693

Metropolitan Bank & Trust Co.	127,546	100,311

PLDT, Inc.	6,245	138,628

Robinsons Land Corp.	273,400	79,773

SM Prime Holdings, Inc.	253,800	141,721

Total Philippines		990,128

Poland – 1.1%

Cyfrowy Polsat S.A.	17,399	99,782

LPP S.A.	66	83,106

Powszechny Zaklad Ubezpieczen S.A.	15,831	119,414

Total Poland		302,302

South Africa – 3.0%

Capitec Bank Holdings Ltd.	1,797	88,542

Clicks Group Ltd.	8,934	128,908

Discovery Ltd.(a)	18,159	79,265

Foschini Group Ltd. (The)	13,510	51,188

Kumba Iron Ore Ltd.	5,149	80,741

Momentum Metropolitan Holdings	103,671	90,494

MTN Group Ltd.(a)	27,531	74,592

Pick n Pay Stores Ltd.	34,816	118,133

SPAR Group Ltd. (The)	9,671	98,416

Total South Africa		810,279

South Korea – 11.8%

Cheil Worldwide, Inc.	6,543	85,190

CJ ENM Co., Ltd.	1,042	89,105

Coway Co., Ltd.	2,114	100,373

Fila Holdings Corp.	2,747	65,552

Hotel Shilla Co., Ltd.	2,180	126,250

Industrial Bank of Korea	13,448	82,852

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

March 31, 2020

Investments	Shares	Value

Kakao Corp.	1,632	$208,466

LG Electronics, Inc.	2,602	103,024

LG Household & Health Care Ltd.	163	149,965

LG Household & Health Care Ltd. (Preference Shares)	229	120,393

LG Innotek Co., Ltd.	1,488	139,345

NCSoft Corp.	376	201,382

Samsung Electro-Mechanics Co., Ltd.	1,791	143,739

Samsung Electronics Co., Ltd.	25,798	1,011,915

Samsung SDS Co., Ltd.	871	106,966

Shinsegae, Inc.	802	143,291

SK Hynix, Inc.	4,397	300,875

Total South Korea		3,178,683

Taiwan – 12.0%

Advantech Co., Ltd.	13,000	107,253

Chailease Holding Co., Ltd.	23,050	69,741

Cheng Shin Rubber Industry Co., Ltd.	62,000	63,145

Chicony Electronics Co., Ltd.	38,000	95,247

China Development Financial Holding Corp.	315,000	77,288

Delta Electronics, Inc.	33,000	131,492

E.Sun Financial Holding Co., Ltd.	154,000	123,489

Giant Manufacturing Co., Ltd.	14,000	62,034

Hotai Motor Co., Ltd.	7,000	113,652

Lite-On Technology Corp.	53,000	72,381

Nanya Technology Corp.	45,000	79,907

Nien Made Enterprise Co., Ltd.	12,000	71,624

Novatek Microelectronics Corp.	19,000	108,063

Pou Chen Corp.	73,000	61,917

President Chain Store Corp.	12,000	112,296

Realtek Semiconductor Corp.	17,000	122,828

SinoPac Financial Holdings Co., Ltd.	225,000	82,213

Standard Foods Corp.	66,000	133,128

Synnex Technology International Corp.	85,000	104,418

Taiwan Mobile Co., Ltd.	28,000	92,495

Taiwan Semiconductor Manufacturing Co., Ltd.	84,000	761,073

Uni-President Enterprises Corp.	48,000	104,122

Walsin Technology Corp.	21,000	111,800

Wistron Corp.	140,000	113,420

WPG Holdings Ltd.	70,000	82,172

Yageo Corp.	12,000	108,923

Zhen Ding Technology Holding Ltd.	30,000	92,257

Total Taiwan		3,258,378

Thailand – 3.4%

Advanced Info Service PCL NVDR	25,500	156,182

Bangkok Dusit Medical Services PCL NVDR	208,300	119,962

Berli Jucker PCL NVDR	83,100	102,554

Charoen Pokphand Foods PCL NVDR	154,400	114,327

CP ALL PCL NVDR	85,300	158,553

Electricity Generating PCL NVDR	13,100	92,210

Home Product Center PCL NVDR	328,000	110,941

Minor International PCL NVDR	124,600	63,785

Total Thailand		918,514

Turkey – 2.2%

Anadolu Efes Biracilik ve Malt Sanayii AS	49,580	129,625

Arcelik AS*	40,690	83,600

BIM Birlesik Magazalar AS	19,823	150,848

Ford Otomotiv Sanayi AS	13,144	98,287

Turkcell Iletisim Hizmetleri AS	66,442	124,208

Total Turkey		586,568
TOTAL COMMON STOCKS (Cost: $29,744,781)		26,927,089

RIGHTS – 0.0%

China – 0.0%

Legend Holdings Corp., expiring 5/4/20*† (Cost: $0)	2,053	0

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.0%

United States – 1.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $274,517)	274,517	274,517

TOTAL INVESTMENTS IN SECURITIES – 100.6% (Cost: $30,019,298)		27,201,606

Other Assets less Liabilities – (0.6)%		(174,799)

NET ASSETS – 100.0%		$27,026,807
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $2,081, which represents 0.01% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $670,293 and the total market value of the collateral held by the Fund was $745,468. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $470,951.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.7%

Brazil – 4.3%

Ambev S.A.	1,252,637	$2,878,848

Atacadao S.A.	144,787	575,899

B2W Cia Digital*	57,672	533,732

B3 S.A. – Brasil Bolsa Balcao	571,977	3,959,043

Banco Bradesco S.A.	344,814	1,250,521

Banco Santander Brasil S.A.	111,889	575,344

BR Malls Participacoes S.A.	295,085	567,799

BRF S.A.*	221,630	644,815

CCR S.A.	327,666	741,049

Cia Siderurgica Nacional S.A.	214,819	289,098

Cogna Educacao	508,435	392,114

Cosan Ltd. Class A*	33,623	413,563

Cosan S.A.	61,344	635,841

CVC Brasil Operadora e Agencia de Viagens S.A.	51,983	111,250

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	74,925	204,120

Embraer S.A.*	177,500	326,486

Energisa S.A.	63,640	463,809

Engie Brasil Energia S.A.	66,165	496,499

Equatorial Energia S.A.	259,005	878,897

Fleury S.A.	68,987	269,212

Hapvida Participacoes e Investimentos S.A.(a)	52,786	431,521

Hypera S.A.	128,498	708,317

Itau Unibanco Holding S.A.	135,064	574,984

Itausa – Investimentos Itau S.A.	336,562	645,662

Klabin S.A.	165,124	509,068

Linx S.A.	46,681	149,855

Localiza Rent a Car S.A.	176,027	892,591

Lojas Renner S.A.	230,879	1,493,907

M. Dias Branco S.A.	21,904	122,895

Magazine Luiza S.A.	166,234	1,249,656

MRV Engenharia e Participacoes S.A.	160,492	378,750

Multiplan Empreendimentos Imobiliarios S.A.	88,941	327,188

Natura & Co. Holding S.A.	172,632	856,736

Notre Dame Intermedica Participacoes S.A.	102,556	889,006

Odontoprev S.A.	98,095	273,863

Pagseguro Digital Ltd. Class A*(b)	50,805	982,061

Porto Seguro S.A.	22,914	198,453

Qualicorp Consultoria e Corretora de Seguros S.A.	65,859	299,671

Raia Drogasil S.A.	75,934	1,491,127

Rumo S.A.*	280,015	1,060,867

StoneCo Ltd. Class A*(b)	30,131	655,952

Sul America S.A.	80,929	527,398

Suzano S.A.	142,839	985,657

TIM Participacoes S.A.	286,455	687,059

TOTVS S.A.	43,030	387,275

Ultrapar Participacoes S.A.	193,635	467,791

WEG S.A.	212,066	1,372,586

YDUQS Part*	79,008	337,718

Total Brazil		35,165,553

Chile – 0.6%

Aguas Andinas S.A. Class A	1,228,022	363,081

AntarChile S.A.	24,210	167,589

Banco de Chile	10,772,907	873,390

Banco de Credito e Inversiones S.A.	15,176	516,360

Banco Santander Chile	7,528,433	291,485

Cia Cervecerias Unidas S.A.	62,011	427,082

Colbun S.A.	2,894,207	315,798

Empresa Nacional de Telecomunicaciones S.A.*	71,452	303,473

Empresas CMPC S.A.	78,866	169,239

Enel Americas S.A.	5,071,721	622,421

Enel Chile S.A.	9,523,512	648,071

Latam Airlines Group S.A.	47,887	123,606

S.A.C.I. Falabella	103,119	228,180

Total Chile		5,049,775

China – 40.7%

3SBio, Inc.*(a)	210,500	219,166

51job, Inc. ADR*	7,874	483,385

58.com, Inc. ADR*	20,131	980,782

AAC Technologies Holdings, Inc.(b)	118,000	612,006

Agile Group Holdings Ltd.	494,000	534,733

Aier Eye Hospital Group Co., Ltd. Class A	166,150	922,444

Alibaba Group Holding Ltd. ADR*	377,591	73,433,898

Alibaba Pictures Group Ltd.*	3,180,000	410,275

ANTA Sports Products Ltd.	300,000	2,204,260

Autohome, Inc. ADR*	13,935	989,664

Baidu, Inc. ADR*	64,108	6,461,445

Baozun, Inc. ADR*(b)	9,537	266,464

BeiGene Ltd.*	130,200	1,282,531

Best, Inc. ADR*	69,336	370,948

Bilibili, Inc. ADR*(b)	23,752	556,272

BYD Co., Ltd. Class A	172,900	1,461,817

Changjiang Securities Co., Ltd. Class A	520,031	468,483

China Aoyuan Group Ltd.	326,000	381,901

China Biologic Products Holdings, Inc.*(b)	6,972	752,488

China Common Rich Renewable Energy Investments Ltd.*†	102,000	0

China Conch Venture Holdings Ltd.	491,400	2,193,608

China Evergrande Group(b)	687,000	1,139,844

China Fortune Land Development Co., Ltd. Class A	136,064	400,724

China Medical System Holdings Ltd.	280,000	303,087

China Minsheng Banking Corp., Ltd. Class A	2,821,479	2,271,312

China Minsheng Banking Corp., Ltd. Class H	1,524,500	1,132,916

CIFI Holdings Group Co., Ltd.	1,188,000	858,326

Contemporary Amperex Technology Co., Ltd. Class A	108,071	1,834,271

Country Garden Holdings Co., Ltd.(b)	1,615,000	1,954,444

Country Garden Services Holdings Co., Ltd.	284,000	1,154,189

CSPC Pharmaceutical Group Ltd.	1,208,000	2,418,837

East Money Information Co., Ltd. Class A	471,852	1,067,689

ENN Energy Holdings Ltd.	196,300	1,900,723

Focus Media Information Technology Co., Ltd. Class A	927,600	578,025

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2020

Investments	Shares	Value

Foshan Haitian Flavouring & Food Co., Ltd. Class A	66,200	$1,168,213

Fosun International Ltd.	371,000	428,874

Fuyao Glass Industry Group Co., Ltd. Class H(a)	280,400	599,805

GDS Holdings Ltd. ADR*	18,587	1,077,488

Geely Automobile Holdings Ltd.	1,065,000	1,571,895

Gemdale Corp. Class A	497,500	988,253

Genscript Biotech Corp.*	156,000	252,791

GoerTek, Inc. Class A	172,800	399,776

Great Wall Motor Co., Ltd. Class H	640,000	410,378

Haidilao International Holding Ltd.(a)(b)	249,000	970,184

Haier Electronics Group Co., Ltd.	314,000	836,561

Haier Smart Home Co., Ltd. Class A	452,000	917,624

Haitian International Holdings Ltd.	253,000	470,036

Han’s Laser Technology Industry Group Co., Ltd. Class A	93,600	371,993

Hengan International Group Co., Ltd.	159,500	1,200,741

Huazhu Group Ltd. ADR(b)	26,744	768,355

Hundsun Technologies, Inc. Class A	67,080	831,277

HUYA, Inc. ADR*(b)	17,132	290,387

Inner Mongolia Yili Industrial Group Co., Ltd. Class A	492,000	2,071,185

Innovent Biologics, Inc.*(a)	190,500	803,694

iQIYI, Inc. ADR*(b)	73,017	1,299,703

JD.com, Inc. ADR*	202,259	8,191,490

Jiangsu Hengrui Medicine Co., Ltd. Class A	264,366	3,430,038

JOYY, Inc. ADR*	10,559	562,372

Kingboard Holdings Ltd.	209,000	489,677

Kingdee International Software Group Co., Ltd.	644,000	859,121

Kingsoft Corp., Ltd.*	292,000	953,128

KWG Group Holdings Ltd.*	311,500	442,881

Lepu Medical Technology Beijing Co., Ltd. Class A	103,100	526,467

Li Ning Co., Ltd.	493,500	1,442,126

Logan Property Holdings Co., Ltd.	572,000	882,623

Longfor Group Holdings Ltd.(a)	463,000	2,254,996

LONGi Green Energy Technology Co., Ltd. Class A	221,300	774,991

Luxshare Precision Industry Co., Ltd. Class A	332,426	1,788,411

Luye Pharma Group Ltd.(a)	362,500	176,786

Meinian Onehealth Healthcare Holdings Co., Ltd. Class A	229,763	382,555

Meituan Dianping Class B*	798,900	9,652,684

MGM China Holdings Ltd.(b)	284,800	291,381

Midea Group Co., Ltd. Class A	345,190	2,356,389

Minth Group Ltd.	122,000	261,601

Momo, Inc. ADR	35,349	766,720

Muyuan Foodstuff Co., Ltd. Class A	63,600	1,095,791

NetEase, Inc. ADR	17,184	5,515,377

New Hope Liuhe Co., Ltd. Class A	191,900	850,322

New Oriental Education & Technology Group, Inc. ADR*	31,383	3,396,896

Nine Dragons Paper Holdings Ltd.	649,000	591,987

NIO, Inc. ADR*(b)	219,721	610,824

Pinduoduo, Inc. ADR*	89,082	3,209,624

Ping An Bank Co., Ltd. Class A	770,500	1,390,422

Ping An Insurance Group Co. of China Ltd. Class A	868,400	8,468,403

Ping An Insurance Group Co. of China Ltd. Class H	1,331,000	13,076,630

Sany Heavy Industry Co., Ltd. Class A	636,500	1,552,417

Seazen Group Ltd.(b)	530,000	478,654

SF Holding Co., Ltd. Class A	91,200	607,391

Shandong Weigao Group Medical Polymer Co., Ltd. Class H	976,000	1,234,024

Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H(b)	300,000	986,982

Shenzhen Sunway Communication Co., Ltd. Class A*	92,400	447,078

Shenzhou International Group Holdings Ltd.	197,600	2,100,690

Shimao Property Holdings Ltd.	324,500	1,142,945

SINA Corp.*	21,527	685,420

Sino Biopharmaceutical Ltd.	1,670,000	2,201,989

SITC International Holdings Co., Ltd.	351,000	328,317

Sun Art Retail Group Ltd.	526,500	781,167

Sunac China Holdings Ltd.	591,000	2,737,347

Sunny Optical Technology Group Co., Ltd.	168,600	2,270,941

TAL Education Group ADR*	87,807	4,676,601

TCL Technology Group Corp. Class A	1,495,500	872,872

Tencent Holdings Ltd.	1,453,000	71,273,091

Times China Holdings Ltd.	268,000	448,805

Tingyi Cayman Islands Holding Corp.	528,000	863,776

Tongcheng-Elong Holdings Ltd.*(b)	285,600	401,636

Tongwei Co., Ltd. Class A	223,358	365,593

Trip.com Group Ltd. ADR*	101,235	2,373,961

Uni-President China Holdings Ltd.	313,000	303,676

United Energy Group Ltd.	2,036,000	394,019

Vipshop Holdings Ltd. ADR*	101,774	1,585,639

Walvax Biotechnology Co., Ltd. Class A	131,200	585,610

Want Want China Holdings Ltd.	1,657,000	1,201,453

Weibo Corp. ADR*(b)	12,866	425,993

Wens Foodstuffs Group Co., Ltd. Class A	330,900	1,506,826

WH Group Ltd.(a)	2,198,000	2,055,955

WuXi AppTec Co., Ltd. Class A	35,100	447,787

WuXi AppTec Co., Ltd. Class H(a)(b)	34,600	425,865

Wuxi Biologics Cayman, Inc.*(a)	148,000	1,919,003

Xiaomi Corp. Class B*(a)(b)	3,435,000	4,626,740

Xinjiang Goldwind Science & Technology Co., Ltd. Class A	263,200	352,512

Xinyi Glass Holdings Ltd.	604,000	693,545

Xinyi Solar Holdings Ltd.	784,000	444,047

Yihai International Holding Ltd.*	58,000	439,252

Yonyou Network Technology Co., Ltd. Class A	138,500	790,023

Yum China Holdings, Inc.	95,563	4,073,851

Zhejiang Longsheng Group Co., Ltd. Class A	266,800	447,983

Zhongsheng Group Holdings Ltd.	169,000	590,886

ZTO Express Cayman, Inc. ADR	107,331	2,842,125

Total China		329,407,370

Czech Republic – 0.1%

Moneta Money Bank AS(a)	260,013	535,264

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2020

Investments	Shares	Value

Hungary – 0.3%

MOL Hungarian Oil & Gas PLC	108,437	$636,631

OTP Bank Nyrt	52,791	1,525,587

Total Hungary		2,162,218

India – 9.7%

ACC Ltd.	21,860	279,855

Adani Ports & Special Economic Zone Ltd.	206,628	686,381

Ambuja Cements Ltd.	279,897	576,064

Apollo Hospitals Enterprise Ltd.	21,853	329,032

Asian Paints Ltd.	78,401	1,727,073

Avenue Supermarts Ltd.*(a)	25,483	736,856

Bajaj Auto Ltd.	18,555	496,022

Bajaj Finance Ltd.	40,361	1,182,160

Bajaj Finserv Ltd.	9,181	557,186

Bajaj Holdings & Investment Ltd.	8,293	197,160

Bandhan Bank Ltd.(a)	48,816	131,475

Bharat Forge Ltd.	92,093	286,013

Bharti Airtel Ltd.*	438,459	2,555,365

Bharti Infratel Ltd.	236,835	500,899

Britannia Industries Ltd.	17,534	623,229

Cipla Ltd.	118,191	660,624

Dabur India Ltd.	138,532	824,128

Divi’s Laboratories Ltd.	19,256	506,286

DLF Ltd.	192,858	350,402

Dr. Reddy’s Laboratories Ltd.	20,226	834,359

Eicher Motors Ltd.	2,400	415,461

Federal Bank Ltd.	509,416	276,420

Future Retail Ltd.*	74,935	77,559

Godrej Consumer Products Ltd.	83,611	575,652

Havells India Ltd.	68,573	435,497

HCL Technologies Ltd.	261,361	1,507,681

HDFC Life Insurance Co., Ltd.(a)	101,372	591,405

Hero MotoCorp., Ltd.	27,784	586,319

Hindalco Industries Ltd.	319,336	403,965

Hindustan Unilever Ltd.	160,127	4,865,113

Housing Development Finance Corp., Ltd.	394,140	8,508,386

ICICI Bank Ltd. ADR	374,395	3,182,357

ICICI Lombard General Insurance Co., Ltd.(a)	22,467	321,230

ICICI Prudential Life Insurance Co., Ltd.(a)	99,537	468,007

IDFC Bank Ltd.*	770,240	214,829

Indiabulls Housing Finance Ltd.	150,228	192,126

IndusInd Bank Ltd.	141,161	655,506

Info Edge India Ltd.	14,884	400,386

Infosys Ltd. ADR(b)	806,049	6,617,662

InterGlobe Aviation Ltd.(a)	20,800	293,134

JSW Steel Ltd.	359,725	695,425

Jubilant Foodworks Ltd.	22,125	430,341

Kotak Mahindra Bank Ltd.	193,517	3,315,315

Lupin Ltd.	69,343	540,481

Mahindra & Mahindra Financial Services Ltd.	109,450	212,965

Mahindra & Mahindra Ltd.	121,406	457,291

Marico Ltd.	117,968	428,592

Maruti Suzuki India Ltd.	28,984	1,642,961

Nestle India Ltd.	5,931	1,277,955

Pidilite Industries Ltd.	29,607	530,843

Reliance Industries Ltd. GDR(a)	339,608	10,459,926

Shree Cement Ltd.	2,629	609,763

Shriram Transport Finance Co., Ltd.	45,649	398,645

Sun Pharmaceutical Industries Ltd.	226,677	1,055,611

Tata Consultancy Services Ltd.	210,029	5,069,764

Tata Motors Ltd.*	376,862	353,941

Tata Steel Ltd.	164,237	585,295

Tech Mahindra Ltd.	122,538	915,983

Titan Co., Ltd.	72,929	900,102

UltraTech Cement Ltd.	28,120	1,206,129

United Breweries Ltd.	23,124	280,861

United Spirits Ltd.*	73,884	473,280

UPL Ltd.	141,774	611,876

Vedanta Ltd.	365,230	312,359

Wipro Ltd.	338,299	879,608

Total India		78,274,576

Indonesia – 1.8%

Adaro Energy Tbk PT	4,053,700	246,055

Astra International Tbk PT	7,487,900	1,790,485

Bank Central Asia Tbk PT	3,706,000	6,277,023

Barito Pacific Tbk PT*	9,834,200	437,143

Charoen Pokphand Indonesia Tbk PT	2,722,100	824,474

Gudang Garam Tbk PT	101,600	256,024

Indah Kiat Pulp & Paper Corp. Tbk PT	1,226,800	301,623

Indocement Tunggal Prakarsa Tbk PT	703,000	538,780

Indofood CBP Sukses Makmur Tbk PT	754,600	473,071

Indofood Sukses Makmur Tbk PT	1,691,500	658,555

Kalbe Farma Tbk PT	7,512,100	552,699

Mitra Keluarga Karyasehat Tbk PT	2,118,600	279,276

Sarana Menara Nusantara Tbk PT	11,678,500	483,322

Unilever Indonesia Tbk PT	2,215,000	984,595

United Tractors Tbk PT	394,000	408,253

Total Indonesia		14,511,378

Malaysia – 2.5%

AMMB Holdings Bhd	1,315,900	913,819

Dialog Group Bhd	2,456,400	1,728,578

Fraser & Neave Holdings Bhd	98,800	709,439

Genting Malaysia Bhd	1,526,600	710,293

HAP Seng Consolidated Bhd	364,900	643,643

Hartalega Holdings Bhd	991,500	1,579,056

Hong Leong Bank Bhd	530,308	1,652,302

Hong Leong Financial Group Bhd	195,500	619,083

Nestle Malaysia Bhd	34,000	1,075,880

Press Metal Aluminium Holdings Bhd	900,000	685,417

Public Bank Bhd	1,888,900	6,952,201

QL Resources Bhd	399,300	683,986

Top Glove Corp. Bhd	857,400	1,280,146

Westports Holdings Bhd	636,000	497,611

YTL Corp. Bhd	3,461,358	580,899

Total Malaysia		20,312,353

Mexico – 2.0%

America Movil S.A.B. de C.V. Series L	4,394,082	2,631,663

Arca Continental S.A.B. de C.V.	48,276	196,753

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2020

Investments	Shares	Value

Banco del Bajio S.A.(a)	332,796	$290,532

Cemex S.A.B. de C.V. Series CPO	2,218,915	466,309

Coca-Cola Femsa S.A.B. de C.V.	124,209	506,435

Fomento Economico Mexicano S.A.B. de C.V.	370,290	2,260,641

Gruma S.A.B. de C.V. Class B	64,118	496,534

Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	88,461	302,308

Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	70,168	381,031

Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B	26,308	250,483

Grupo Bimbo S.A.B. de C.V. Series A	302,735	444,955

Grupo Elektra S.A.B. de C.V.	10,246	613,220

Grupo Financiero Banorte S.A.B. de C.V. Class O	473,072	1,310,770

Grupo Financiero Inbursa S.A.B. de C.V. Class O	319,590	232,139

Grupo Mexico S.A.B. de C.V. Series B	518,010	965,835

Grupo Televisa S.A.B. Series CPO	514,424	598,646

Industrias Penoles S.A.B. de C.V.	32,251	217,048

Infraestructura Energetica Nova S.A.B. de C.V.	134,833	417,674

Kimberly-Clark de Mexico S.A.B. de C.V. Class A	304,996	466,999

Megacable Holdings S.A.B. de C.V. Series CPO	107,485	297,266

Promotora y Operadora de Infraestructura S.A.B. de C.V.	67,080	455,192

Wal-Mart de Mexico S.A.B. de C.V.	1,018,288	2,419,922

Total Mexico		16,222,355

Philippines – 1.0%

Aboitiz Equity Ventures, Inc.	645,390	478,396

Ayala Corp.	66,955	615,312

Ayala Land, Inc.	1,363,380	809,557

Bank of the Philippine Islands	373,510	453,852

BDO Unibank, Inc.	364,483	741,722

JG Summit Holdings, Inc.	626,210	643,940

Jollibee Foods Corp.	149,010	311,731

Manila Electric Co.	80,290	355,196

SM Investments Corp.	96,845	1,557,594

SM Prime Holdings, Inc.	2,345,700	1,309,829

Universal Robina Corp.	247,530	506,156

Total Philippines		7,783,285

Poland – 0.8%

Bank Polska Kasa Opieki S.A.	78,250	1,057,652

CD Projekt S.A.	32,036	2,229,832

Cyfrowy Polsat S.A.	156,614	898,169

Dino Polska S.A.*(a)	22,863	892,282

LPP S.A.	676	851,205

mBank S.A.*	8,197	437,726

Santander Bank Polska S.A.	10,902	455,398

Total Poland		6,822,264

Russia – 4.0%

Lukoil PJSC ADR	166,634	9,998,040

Mail.ru Group Ltd. GDR*(c)	51,741	840,274

MMC Norilsk Nickel PJSC ADR	242,774	6,049,928

Mobile TeleSystems PJSC ADR	160,400	1,219,040

Novatek PJSC GDR(c)	39,058	4,503,388

Novolipetsk Steel PJSC GDR	57,826	919,433

PhosAgro PJSC GDR(c)	44,849	462,842

Polymetal International PLC	88,527	1,514,264

Polyus PJSC GDR(c)	20,915	1,426,403

Severstal PJSC GDR(c)	59,125	653,923

X5 Retail Group N.V. GDR(c)	44,064	1,189,728

Yandex N.V. Class A*	114,146	3,886,671

Total Russia		32,663,934

South Africa – 4.2%

Absa Group Ltd.	139,368	585,252

Anglo American Platinum Ltd.(b)	11,170	471,686

AngloGold Ashanti Ltd.	81,784	1,461,259

Aspen Pharmacare Holdings Ltd.*	94,977	491,583

Bid Corp., Ltd.	70,914	844,456

Bidvest Group Ltd. (The)(b)	83,374	682,490

Capitec Bank Holdings Ltd.	13,925	686,114

Clicks Group Ltd.	61,770	891,273

Discovery Ltd.(b)	57,995	253,152

Exxaro Resources Ltd.(b)	54,271	300,800

FirstRand Ltd.(b)	770,864	1,738,113

Foschini Group Ltd. (The)	48,140	182,398

Gold Fields Ltd.	154,541	798,491

Hyprop Investments Ltd.	129,542	137,811

Impala Platinum Holdings Ltd.(b)	158,978	674,188

Investec Ltd.	109,110	207,651

Investec PLC(b)	166,765	307,572

Kumba Iron Ore Ltd.	14,553	228,204

Mediclinic International PLC	65,500	210,106

Momentum Metropolitan Holdings	285,673	249,364

MultiChoice Group*	111,890	537,335

Naspers Ltd. Class N	91,760	13,120,293

Nedbank Group Ltd.	93,223	431,457

Ninety One Ltd.*	52,740	101,434

Ninety One PLC*(b)	80,605	172,989

Northam Platinum Ltd.*	64,491	250,634

Old Mutual Ltd.(b)	1,116,487	740,782

Pick n Pay Stores Ltd.	156,160	529,860

PSG Group Ltd.	31,304	226,349

Remgro Ltd.	143,578	987,762

Sanlam Ltd.	405,028	1,158,616

Shoprite Holdings Ltd.	118,892	832,111

Sibanye Stillwater Ltd.*(b)	409,162	517,065

SPAR Group Ltd. (The)	60,039	610,979

Standard Bank Group Ltd.(b)	239,948	1,376,678

Vodacom Group Ltd.(b)	164,211	1,075,830

Woolworths Holdings Ltd.	258,197	399,006

Total South Africa		34,471,143

South Korea – 12.4%

Amorepacific Corp.	4,633	641,279

Amorepacific Group	7,667	348,915

BGF Retail Co., Ltd.	2,617	283,767

Celltrion Healthcare Co., Ltd.*(b)	17,647	1,300,313

Celltrion, Inc.*	17,736	3,336,381

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2020

Investments	Shares	Value

Cheil Worldwide, Inc.	26,874	$349,902

Coway Co., Ltd.	11,846	562,450

Daelim Industrial Co., Ltd.	8,855	536,094

Doosan Bobcat, Inc.	17,830	262,906

Doosan Co., Ltd.	2,335	64,065

Doosan Fuel Cell Co., Ltd.*	7,892	33,841

Doosan Solus Co., Ltd.*	4,213	63,852

Fila Holdings Corp.	10,228	244,074

GS Engineering & Construction Corp.	10,309	173,602

GS Holdings Corp.	8,859	267,804

Hana Financial Group, Inc.	73,951	1,403,268

Hanmi Pharm Co., Ltd.	2,079	446,592

Hanon Systems	45,140	328,904

Hanwha Corp.	33,382	419,554

Hanwha Solutions Corp.	42,732	470,373

HLB, Inc.*(b)	6,572	485,875

Hotel Shilla Co., Ltd.	6,667	386,104

Hyundai Department Store Co., Ltd.	9,316	449,978

Hyundai Engineering & Construction Co., Ltd.	19,888	448,454

Hyundai Glovis Co., Ltd.	5,623	418,486

Hyundai Heavy Industries Holdings Co., Ltd.	2,598	421,493

Hyundai Motor Co.	31,065	2,263,495

Hyundai Steel Co.	27,851	410,667

Kakao Corp.	10,833	1,383,769

KB Financial Group, Inc.	88,831	2,521,141

Kia Motors Corp.	60,028	1,282,070

Korea Investment Holdings Co., Ltd.	7,655	312,840

Korea Shipbuilding & Offshore Engineering Co., Ltd.*	8,586	554,368

Korea Zinc Co., Ltd.	3,633	1,062,429

KT&G Corp.	29,136	1,787,866

Kumho Petrochemical Co., Ltd.	6,866	365,480

LG Chem Ltd.	8,550	2,142,153

LG Corp.	33,819	1,639,069

LG Display Co., Ltd.	33,215	302,860

LG Electronics, Inc.	23,358	924,841

LG Household & Health Care Ltd.	1,723	1,585,214

LG Innotek Co., Ltd.	3,637	340,591

LG Uplus Corp.	37,282	330,756

Lotte Chemical Corp.	2,053	325,485

Macquarie Korea Infrastructure Fund	76,558	682,346

Meritz Securities Co., Ltd.	107,915	250,872

Mirae Asset Daewoo Co., Ltd.	116,290	503,428

NAVER Corp.	28,812	4,023,526

NCSoft Corp.	3,268	1,750,307

Netmarble Corp.*(a)	9,617	736,275

Orion Corp.	4,596	434,173

Ottogi Corp.	1,267	494,893

POSCO	12,186	1,611,653

Samsung Biologics Co., Ltd.*(a)	2,895	1,146,252

Samsung Electro-Mechanics Co., Ltd.	10,883	873,429

Samsung Electronics Co., Ltd.	996,894	39,102,714

Samsung Engineering Co., Ltd.*	28,626	238,677

Samsung Fire & Marine Insurance Co., Ltd.	6,656	842,013

Samsung Heavy Industries Co., Ltd.*	99,390	318,414

Samsung Life Insurance Co., Ltd.	6,930	244,786

Samsung SDS Co., Ltd.	6,706	823,549

Samsung Securities Co., Ltd.	11,859	285,917

Shinhan Financial Group Co., Ltd.	100,200	2,354,064

SK Holdings Co., Ltd.	6,328	870,695

SK Hynix, Inc.	109,002	7,458,715

SK Innovation Co., Ltd.	9,939	710,308

SK Telecom Co., Ltd.	6,332	920,659

Yuhan Corp.	3,035	570,925

Total South Korea		100,932,010

Taiwan – 12.6%

Accton Technology Corp.	65,000	350,346

Acer, Inc.	934,000	481,801

Advantech Co., Ltd.	47,000	387,762

Airtac International Group	18,000	268,439

ASE Technology Holding Co., Ltd.	631,062	1,222,831

Asia Cement Corp.	612,000	797,341

Asustek Computer, Inc.	243,000	1,643,222

AU Optronics Corp.	4,031,000	845,082

Catcher Technology Co., Ltd.	243,000	1,570,904

Cathay Financial Holding Co., Ltd.	1,969,854	2,299,352

Chailease Holding Co., Ltd.	294,000	889,539

Chang Hwa Commercial Bank Ltd.	1,622,894	1,022,308

Cheng Shin Rubber Industry Co., Ltd.	585,000	595,804

Chicony Electronics Co., Ltd.	74,240	186,082

China Development Financial Holding Corp.	2,374,000	582,480

China Life Insurance Co., Ltd.*	677,564	377,526

Chroma ATE, Inc.	48,000	197,609

Compal Electronics, Inc.	1,389,000	794,593

CTBC Financial Holding Co., Ltd.	4,280,672	2,533,738

Delta Electronics, Inc.	393,000	1,565,944

E.Sun Financial Holding Co., Ltd.	2,639,602	2,116,639

Eclat Textile Co., Ltd.	23,000	182,911

Far Eastern New Century Corp.	1,042,080	777,042

Far EasTone Telecommunications Co., Ltd.	289,000	604,920

Feng TAY Enterprise Co., Ltd.	83,800	360,233

Formosa Chemicals & Fibre Corp.	696,000	1,541,987

Formosa Petrochemical Corp.	325,000	874,791

Formosa Plastics Corp.	1,006,000	2,498,242

Fubon Financial Holding Co., Ltd.	1,657,000	2,057,449

Giant Manufacturing Co., Ltd.	45,000	199,395

Hiwin Technologies Corp.	29,755	197,275

Hon Hai Precision Industry Co., Ltd.	2,353,068	5,438,866

Hotai Motor Co., Ltd.	64,000	1,039,102

Innolux Corp.	4,247,000	734,481

Inventec Corp.	966,000	744,269

Largan Precision Co., Ltd.	18,000	2,279,649

Lite-On Technology Corp.	626,015	854,932

Macronix International	365,742	308,398

MediaTek, Inc.	310,000	3,357,142

Micro-Star International Co., Ltd.	237,000	695,134

Nan Ya Plastics Corp.	1,320,000	2,387,580

Nanya Technology Corp.	277,000	491,870

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2020

Investments	Shares	Value

Novatek Microelectronics Corp.	85,000	$483,442

Pegatron Corp.	340,000	652,084

Pou Chen Corp.	662,000	561,490

Powertech Technology, Inc.	280,000	795,331

President Chain Store Corp.	77,000	720,566

Quanta Computer, Inc.	664,000	1,321,786

Realtek Semiconductor Corp.	70,000	505,762

Shanghai Commercial & Savings Bank Ltd. (The)	989,000	1,286,879

Shin Kong Financial Holding Co., Ltd.*	1,949,802	491,940

SinoPac Financial Holdings Co., Ltd.	2,915,452	1,065,283

Taishin Financial Holding Co., Ltd.	2,263,654	875,775

Taiwan Cement Corp.	958,744	1,252,266

Taiwan Mobile Co., Ltd.	350,000	1,156,193

Taiwan Semiconductor Manufacturing Co., Ltd.	3,900,000	35,335,549

Uni-President Enterprises Corp.	1,243,160	2,696,668

Unimicron Technology Corp.	299,000	316,386

United Microelectronics Corp.	2,071,000	934,780

Walsin Lihwa Corp.	954,000	347,007

Walsin Technology Corp.	42,000	223,600

Winbond Electronics Corp.	731,000	274,353

Wistron Corp.	704,078	570,405

Yageo Corp.	32,396	294,056

Yuanta Financial Holding Co., Ltd.	2,361,236	1,214,134

Zhen Ding Technology Holding Ltd.	69,000	212,192

Total Taiwan		101,942,937

Thailand – 2.0%

Advanced Info Service PCL NVDR	237,200	1,452,798

B Grimm Power PCL NVDR	255,900	309,957

Bangkok Dusit Medical Services PCL NVDR	1,460,600	841,178

Bangkok Expressway & Metro PCL NVDR	2,420,900	571,707

Berli Jucker PCL NVDR	462,900	571,264

BTS Group Holdings PCL NVDR	2,586,500	717,213

Bumrungrad Hospital PCL NVDR	205,300	713,162

Central Pattana PCL NVDR	620,600	808,430

Central Retail Corp. PCL NVDR*	274,408	234,126

Charoen Pokphand Foods PCL NVDR	1,188,800	880,257

CP ALL PCL NVDR	821,500	1,526,975

Energy Absolute PCL NVDR	621,100	638,748

Fabrinet*	11,861	647,136

Gulf Energy Development PCL NVDR	263,400	1,203,931

Home Product Center PCL NVDR	1,650,600	558,289

Indorama Ventures PCL NVDR	926,300	604,032

Intouch Holdings PCL NVDR	533,000	812,067

Land & Houses PCL NVDR	1,491,900	304,585

Minor International PCL NVDR	967,900	495,489

Muangthai Capital PCL NVDR	200,900	214,261

Osotspa PCL NVDR	403,300	439,338

Srisawad Corp. PCL NVDR	207,400	268,592

Thai Union Group PCL NVDR	1,330,500	559,485

Thanachart Capital PCL NVDR	272,300	275,889

True Corp. PCL NVDR(b)	4,496,900	430,266

WHA Corp. PCL NVDR	2,912,600	195,253

Total Thailand		16,274,428

Turkey – 0.6%

Akbank T.A.S.*	910,289	773,509

BIM Birlesik Magazalar AS	121,648	925,708

Enka Insaat ve Sanayi AS	494,905	467,100

KOC Holding AS	324,282	660,841

Tupras Turkiye Petrol Rafinerileri AS*	27,303	312,792

Turkcell Iletisim Hizmetleri AS	345,290	645,495

Turkiye Garanti Bankasi AS*	621,445	766,640

Total Turkey		4,552,085

United Kingdom – 0.1%

Evraz PLC	229,202	658,205
TOTAL COMMON STOCKS (Cost: $937,143,320)		807,741,133

WARRANTS – 0.0%

Thailand – 0.0%

BTS Group Holdings PCL, expiring 2/16/21* (Cost: $0)	175,190	3,096

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%

United States – 1.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(d)
(Cost: $12,965,657)	12,965,657	12,965,657

TOTAL INVESTMENTS IN SECURITIES – 101.3% (Cost: $950,108,977)		820,709,886

Other Assets less Liabilities – (1.3)%		(10,718,448)

NET ASSETS – 100.0%		$809,991,438
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $18,904,651 and the total market value of the collateral held by the Fund was $19,743,583. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $6,777,926.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2020.

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.6%

Brazil – 3.1%

AES Tiete Energia S.A.	400,583	$1,013,313

Banco do Brasil S.A.	1,156,511	6,218,928

Banco Santander Brasil S.A.	350,976	1,804,753

BB Seguridade Participacoes S.A.	583,979	2,797,956

BR Malls Participacoes S.A.	1,231,829	2,370,272

Cia de Saneamento do Parana	435,582	2,002,975

Cia Siderurgica Nacional S.A.	1,650,602	2,221,340

Cielo S.A.	4,119,828	3,526,788

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	531,746	1,448,651

Duratex S.A.	712,961	1,285,271

Itau Unibanco Holding S.A.	848,250	3,611,105

Itausa – Investimentos Itau S.A.	637,213	1,222,433

Klabin S.A.	1,681,101	5,182,741

Mahle-Metal Leve S.A.	159,374	538,970

Petrobras Distribuidora S.A.	1,261,201	3,771,493

Porto Seguro S.A.	102,875	890,978

Qualicorp Consultoria e Corretora de Seguros S.A.	328,382	1,494,199

SLC Agricola S.A.	187,650	821,281

Smiles Fidelidade S.A.	199,644	475,379

Telefonica Brasil S.A.	100,216	977,698

Transmissora Alianca de Energia Eletrica S.A.	1,004,975	5,004,917

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	222,800	397,780

Wiz Solucoes e Corretagem de Seguros S.A.	178,679	310,740

YDUQS Part*	491,742	2,101,940

Total Brazil		51,491,901

Chile – 0.8%

AES Gener S.A.	11,148,105	1,360,291

Aguas Andinas S.A. Class A	5,523,912	1,633,220

CAP S.A.	121,843	524,786

Cia Cervecerias Unidas S.A.	309,826	2,133,834

Colbun S.A.	25,496,405	2,782,013

Enel Chile S.A.	44,074,431	2,999,246

Engie Energia Chile S.A.	932,495	1,032,799

Inversiones Aguas Metropolitanas S.A.	1,190,032	910,340

Total Chile		13,376,529

China – 32.1%

Agile Group Holdings Ltd.	2,192,000	2,372,741

Agricultural Bank of China Ltd. Class H	23,743,000	9,526,730

Angang Steel Co., Ltd. Class H(a)	2,716,000	714,838

Anhui Expressway Co., Ltd. Class H	944,000	465,247

Anhui Hengyuan Coal Industry and Electricity Power Co., Ltd. Class A	452,300	297,788

Asia Cement China Holdings Corp.	796,500	810,794

Bank of Beijing Co., Ltd. Class A	5,458,549	3,716,963

Bank of Chengdu Co., Ltd. Class A	611,900	649,590

Bank of China Ltd. Class H	68,507,084	26,250,634

Bank of Communications Co., Ltd. Class H	21,217,287	13,002,634

Bank of Jiangsu Co., Ltd. Class A	2,303,700	1,951,930

Bank of Nanjing Co., Ltd. Class A	1,837,700	1,878,350

Baoshan Iron & Steel Co., Ltd. Class A	10,009,720	6,872,501

Beijing Capital Development Co., Ltd. Class A	678,400	632,195

Beijing Enterprises Water Group Ltd.*	7,072,000	2,764,603

C&D International Investment Group Ltd.	484,000	668,155

CGN Power Co., Ltd. Class H(b)	10,839,000	2,489,184

Changchun Faway Automobile Components Co., Ltd. Class A	354,620	509,450

China Aoyuan Group Ltd.	763,000	893,837

China BlueChemical Ltd. Class H	4,110,000	636,313

China Cinda Asset Management Co., Ltd. Class H	7,504,000	1,423,174

China CITIC Bank Corp., Ltd. Class H	9,317,000	4,603,867

China Construction Bank Corp. Class H	72,242,054	59,091,799

China Everbright Bank Co., Ltd. Class H	5,021,000	1,923,953

China Fortune Land Development Co., Ltd. Class A	523,600	1,542,063

China Hongqiao Group Ltd.	2,590,500	1,102,924

China International Marine Containers Group Co., Ltd. Class H(a)	924,300	863,375

China Jinmao Holdings Group Ltd.	2,984,000	1,932,638

China Lesso Group Holdings Ltd.	1,068,000	1,408,218

China Lilang Ltd.	1,308,000	756,021

China Merchants Shekou Industrial Zone Holdings Co., Ltd. Class A	877,882	2,039,658

China Minsheng Banking Corp., Ltd. Class H(a)	6,295,000	4,678,063

China Mobile Ltd.	6,391,500	47,538,992

China Molybdenum Co., Ltd. Class H(a)	4,590,000	1,285,051

China Oriental Group Co., Ltd.	3,662,000	940,198

China Overseas Grand Oceans Group Ltd.	1,081,000	633,183

China Petroleum & Chemical Corp. Class H	59,416,000	29,282,937

China Power International Development Ltd.	8,104,000	1,505,601

China Railway Signal & Communication Corp., Ltd. Class H(b)	2,020,000	1,019,004

China Resources Cement Holdings Ltd.	3,732,000	4,453,805

China Resources Power Holdings Co., Ltd.	1,984,000	2,185,986

China Risun Group Ltd. Class H	2,706,000	768,066

China SCE Group Holdings Ltd.	2,321,000	1,033,099

China Shenhua Energy Co., Ltd. Class H	5,963,500	11,356,263

China South Publishing & Media Group Co., Ltd. Class A	552,232	827,597

China Suntien Green Energy Corp., Ltd. Class H	2,741,000	477,409

China Union Holdings Ltd. Class A	936,250	444,821

China Vanke Co., Ltd. Class H	956,200	3,152,009

China ZhengTong Auto Services Holdings Ltd.(a)	2,779,500	444,668

China Zhongwang Holdings Ltd.(a)	3,898,800	1,026,146

Chongqing Dima Industry Co., Ltd. Class A	1,163,700	457,730

Chongqing Rural Commercial Bank Co., Ltd. Class H	1,780,991	730,696

Chongqing Water Group Co., Ltd. Class A	1,559,773	1,145,679

Chongqing Zongshen Power Machinery Co., Ltd. Class A	478,150	372,106

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2020

Investments	Shares	Value

CIFI Holdings Group Co., Ltd.	3,354,000	$2,423,254

CITIC Telecom International Holdings Ltd.	3,616,000	1,198,973

CNOOC Ltd.	25,863,600	27,128,600

Consun Pharmaceutical Group Ltd.	890,000	403,037

COSCO Shipping Ports Ltd.	2,450,000	1,182,185

Country Garden Holdings Co., Ltd.(a)	5,770,000	6,982,750

CPMC Holdings Ltd.(a)	1,157,000	373,182

CSC Financial Co., Ltd. Class H(a)(b)	813,000	655,569

Daqin Railway Co., Ltd. Class A	5,330,001	5,109,756

Datang International Power Generation Co., Ltd. Class H	5,336,000	715,974

Dongfeng Motor Group Co., Ltd. Class H	3,448,000	2,273,191

Fangda Special Steel Technology Co., Ltd. Class A	1,251,900	1,426,083

Fosun International Ltd.	3,344,000	3,865,647

Fujian Sunner Development Co., Ltd. Class A	251,100	837,224

Fuyao Glass Industry Group Co., Ltd. Class H(b)	832,800	1,781,448

Gemdale Corp. Class A	1,468,409	2,916,903

Genertec Universal Medical Group Co., Ltd.(b)	1,840,500	1,146,914

Great Wall Motor Co., Ltd. Class H	5,321,000	3,411,910

Greatview Aseptic Packaging Co., Ltd.	1,474,000	456,412

Greenland Holdings Corp., Ltd. Class A	1,021,300	778,959

Guangdong Ellington Electronics Technology Co., Ltd. Class A	387,057	563,143

Guangdong Provincial Expressway Development Co., Ltd. Class A	837,269	797,950

Guangdong Tapai Group Co., Ltd. Class A	784,800	1,367,544

Guangxi Guiguan Electric Power Co., Ltd. Class A	2,614,057	1,684,206

Guangzhou Automobile Group Co., Ltd. Class H	3,462,000	3,479,464

Guangzhou R&F Properties Co., Ltd. Class H	1,580,000	2,062,935

Hebei Chengde Lolo Co. Class A	315,620	314,592

Heilongjiang Agriculture Co., Ltd. Class A	579,500	1,409,310

Henan Shuanghui Investment & Development Co., Ltd. Class A	798,720	4,425,385

Hengan International Group Co., Ltd.	930,500	7,004,951

Hesteel Co., Ltd. Class A	3,246,425	974,875

Hisense Home Appliances Group Co., Ltd. Class H	286,000	263,827

HLA Corp., Ltd. Class A	1,057,804	944,002

Huabao Flavours & Fragrances Co., Ltd. Class A	131,500	585,095

Huafu Fashion Co., Ltd. Class A	677,530	504,343

Huaneng Lancang River Hydropower, Inc. Class A	1,099,500	564,236

Huapont Life Sciences Co., Ltd. Class A	1,380,300	947,690

Huaxin Cement Co., Ltd. Class A	350,520	1,149,935

Huayu Automotive Systems Co., Ltd. Class A	851,343	2,585,319

Industrial & Commercial Bank of China Ltd. Class H	55,250,823	37,851,330

Jiangsu Expressway Co., Ltd. Class H	1,646,527	1,837,523

Jiangxi Wannianqing Cement Co., Ltd. Class A	454,000	752,069

Jinke Properties Group Co., Ltd. Class A	1,163,100	1,305,251

Kingboard Holdings Ltd.	818,500	1,917,708

KWG Group Holdings Ltd.*	1,503,000	2,136,921

Lanzhou Minbai Shareholding Group Co., Ltd. Class A	616,838	499,168

Lee & Man Paper Manufacturing Ltd.	2,377,000	1,441,368

Lenovo Group Ltd.	8,364,000	4,489,058

Liuzhou Iron & Steel Co., Ltd. Class A	815,900	564,784

Livzon Pharmaceutical Group, Inc. Class H	160,450	591,008

Logan Property Holdings Co., Ltd.	1,108,000	1,709,696

Lomon Billions Group Co., Ltd. Class A	1,127,960	2,374,201

Lonking Holdings Ltd.	4,644,000	1,390,042

Luxi Chemical Group Co., Ltd. Class A	745,700	857,864

Maanshan Iron & Steel Co., Ltd. Class H(a)	6,260,000	1,962,585

Markor International Home Furnishings Co., Ltd. Class A	1,080,100	627,372

Metallurgical Corp. of China Ltd. Class H	3,529,000	619,211

Midea Real Estate Holding Ltd.(a)(b)	218,600	544,885

Nanjing Iron & Steel Co., Ltd. Class A	3,883,100	1,718,985

Nine Dragons Paper Holdings Ltd.	3,853,000	3,514,522

Ningbo Sanxing Medical Electric Co., Ltd. Class A	572,065	595,204

North Huajin Chemical Industries Co., Ltd. Class A	855,200	678,797

PetroChina Co., Ltd. Class H	25,704,000	9,418,179

Postal Savings Bank of China Co., Ltd. Class H(b)	6,293,000	3,832,195

Powerlong Real Estate Holdings Ltd.	1,109,000	652,446

Qingdao Port International Co., Ltd. Class H(b)	2,473,000	1,352,813

RiseSun Real Estate Development Co., Ltd. Class A	693,400	757,617

SAIC Motor Corp., Ltd. Class A	2,697,478	7,796,069

Sansteel Minguang Co., Ltd. Fujian Class A	1,950,694	2,191,853

Seazen Group Ltd.(a)	1,106,000	998,852

Seazen Holdings Co., Ltd. Class A	301,100	1,327,402

Shandong Buchang Pharmaceuticals Co., Ltd. Class A	544,275	1,544,636

Shanghai Construction Group Co., Ltd. Class A	2,606,500	1,179,578

Shanghai Electric Power Co., Ltd. Class A	555,000	549,280

Shanghai Jin Jiang Capital Co., Ltd. Class H	3,210,000	538,389

Shanghai Zijiang Enterprise Group Co., Ltd. Class A	881,500	520,715

Shanxi Lanhua Sci-Tech Venture Co., Ltd. Class A	625,200	460,101

Shanxi Xishan Coal & Electricity Power Co., Ltd. Class A	1,175,061	803,463

Shenzhen Investment Ltd.	3,634,000	1,134,614

Shenzhen Overseas Chinese Town Co., Ltd. Class A	1,963,400	1,768,779

Shenzhen Salubris Pharmaceuticals Co., Ltd. Class A	236,500	591,492

Shimao Property Holdings Ltd.	682,000	2,402,121

Shougang Fushan Resources Group Ltd.	9,642,000	1,754,018

Shui On Land Ltd.	5,056,500	848,089

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2020

Investments	Shares	Value

Sino-Ocean Group Holding Ltd.	3,996,000	$1,015,639

Sinoma International Engineering Co. Class A	794,000	676,116

Sinopec Engineering Group Co., Ltd. Class H	1,903,000	800,395

Sinopec Kantons Holdings Ltd.	2,238,000	854,672

Sinopec Shanghai Petrochemical Co., Ltd. Class H	9,814,000	2,431,057

Sinotrans Ltd. Class H	3,532,000	870,366

Sinotruk Hong Kong Ltd.	977,500	1,626,876

SITC International Holdings Co., Ltd.	1,871,000	1,750,087

Sunflower Pharmaceutical Group Co., Ltd. Class A	289,100	561,644

Tangshan Sanyou Chemical Industries Co., Ltd. Class A	987,200	698,671

TCL Electronics Holdings Ltd.	1,114,000	467,107

Tianneng Power International Ltd.(a)	1,602,000	1,192,576

Times China Holdings Ltd.	599,000	1,003,112

Wanhua Chemical Group Co., Ltd. Class A	946,955	5,507,027

Weichai Power Co., Ltd. Class H	2,175,000	3,502,045

Weifu High-Technology Group Co., Ltd. Class A	568,899	1,523,887

Wuchan Zhongda Group Co., Ltd. Class A	1,345,819	910,735

Xiamen C & D, Inc. Class A	1,321,900	1,425,686

Xiamen Kingdomway Group Co. Class A	166,000	516,037

Xinxing Ductile Iron Pipes Co., Ltd. Class A	2,234,900	1,083,878

Xinyi Glass Holdings Ltd.	4,106,000	4,714,730

Xinyu Iron & Steel Co., Ltd. Class A	1,012,400	580,912

XTEP International Holdings Ltd.	1,540,400	506,782

Yang Quan Coal Industry Group Co., Ltd. Class A	949,072	615,490

Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. Class H(a)(b)	292,000	529,683

Yanzhou Coal Mining Co., Ltd. Class H	3,298,000	2,587,034

Yuexiu Property Co., Ltd.	4,329,000	781,922

Yuexiu Transport Infrastructure Ltd.	1,781,900	1,087,408

Yuzhou Properties Co., Ltd.	2,643,600	1,125,531

Zhejiang Expressway Co., Ltd. Class H	2,499,500	1,741,385

Zhejiang Hisoar Pharmaceutical Co., Ltd. Class A	625,500	542,333

Zhejiang Runtu Co., Ltd. Class A	424,700	574,801

Zhejiang Wanfeng Auto Wheel Co., Ltd. Class A	689,600	641,660

Zhejiang Xinan Chemical Industrial Group Co., Ltd. Class A	511,600	623,894

Zhuzhou Kibing Group Co., Ltd. Class A	1,991,600	1,356,167

Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H(a)	1,776,200	1,292,465

Total China		526,370,112

Czech Republic – 0.2%

Komercni Banka AS	105,566	1,996,458

Moneta Money Bank AS(b)	777,667	1,600,910

Total Czech Republic		3,597,368

Hong Kong – 0.3%

China Water Affairs Group Ltd.	1,012,000	759,891

Chow Tai Fook Jewellery Group Ltd.	3,034,400	2,149,280

Kingboard Laminates Holdings Ltd.	1,460,500	1,351,041

Stella International Holdings Ltd.	942,000	990,505

Total Hong Kong		5,250,717

Hungary – 0.1%

Magyar Telekom Telecommunications PLC	1,073,566	1,193,629

India – 2.2%

Bharti Infratel Ltd.	2,188,990	4,629,645

Coal India Ltd.	3,655,860	6,767,941

Graphite India Ltd.	204,403	343,818

HEG Ltd.	47,339	302,864

Hindustan Petroleum Corp., Ltd.	1,113,938	2,799,155

Indiabulls Housing Finance Ltd.	856,219	1,095,014

Indian Oil Corp., Ltd.	5,331,718	5,754,495

National Aluminium Co., Ltd.	2,423,166	932,095

NHPC Ltd.	6,838,427	1,803,362

NLC India Ltd.	1,185,646	688,024

NMDC Ltd.	1,649,089	1,743,886

Oil India Ltd.	873,179	953,960

REC Ltd.	1,341,420	1,573,682

Vedanta Ltd.	7,317,399	6,258,135

Total India		35,646,076

Indonesia – 0.9%

Adaro Energy Tbk PT	37,853,400	2,297,662

AKR Corporindo Tbk PT	2,490,400	301,566

Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	5,920,500	266,804

Bukit Asam Tbk PT	16,076,600	2,148,804

Gudang Garam Tbk PT	823,000	2,073,899

Hanjaya Mandala Sampoerna Tbk PT	16,840,500	1,471,350

Indika Energy Tbk PT	7,237,200	308,391

Indo Tambangraya Megah Tbk PT	1,586,400	787,850

Japfa Comfeed Indonesia Tbk PT	12,796,900	745,374

Matahari Department Store Tbk PT	6,719,100	549,969

United Tractors Tbk PT	2,981,400	3,089,249

Waskita Beton Precast Tbk PT	29,691,500	238,479

Total Indonesia		14,279,397

Malaysia – 1.8%

AirAsia Group Bhd	4,191,900	766,574

Alliance Bank Malaysia Bhd	1,474,300	648,419

AMMB Holdings Bhd	1,873,100	1,300,764

Astro Malaysia Holdings Bhd	5,607,500	1,103,327

Berjaya Sports Toto Bhd	2,198,472	1,170,483

Bermaz Auto Bhd	2,545,800	665,915

British American Tobacco Malaysia Bhd	452,797	1,079,585

CIMB Group Holdings Bhd	5,978,400	4,982,000

Lotte Chemical Titan Holding Bhd(b)	1,375,900	369,455

Malayan Banking Bhd	7,844,465	13,528,070

Malaysia Building Society Bhd	2,838,800	367,993

RHB Bank Bhd	2,688,800	2,919,091

YTL Corp. Bhd	7,973,478	1,338,142

Total Malaysia		30,239,818

Mexico – 1.9%

Alfa S.A.B. de C.V. Class A	4,457,387	1,216,035

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2020

Investments	Shares	Value

Alpek S.A.B. de C.V.(a)	739,101	$266,224

Banco del Bajio S.A.(b)	605,021	528,185

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander(a)	508,361	338,918

Bolsa Mexicana de Valores S.A.B. de C.V.	391,225	604,367

Concentradora Fibra Danhos S.A. de C.V.	1,350,440	1,119,071

GMexico Transportes S.A.B. de C.V.(a)(b)	937,142	835,705

Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	737,811	4,006,511

Grupo Financiero Banorte S.A.B. de C.V. Class O	2,158,687	5,981,208

Grupo Mexico S.A.B. de C.V. Series B	7,913,038	14,753,936

Macquarie Mexico Real Estate Management S.A. de C.V.(b)	919,158	771,867

Nemak S.A.B. de C.V.(b)	2,315,571	392,850

Prologis Property Mexico S.A. de C.V.	354,687	540,514

Total Mexico		31,355,391

Philippines – 0.6%

DMCI Holdings, Inc.	9,572,800	709,584

Globe Telecom, Inc.	53,560	2,032,458

Manila Electric Co.	462,690	2,046,899

PLDT, Inc.	204,879	4,547,943

Semirara Mining & Power Corp.	2,811,200	608,006

Total Philippines		9,944,890

Poland – 0.8%

Asseco Poland S.A.	139,118	1,942,661

Bank Handlowy w Warszawie S.A.	48,126	486,648

Bank Polska Kasa Opieki S.A.	170,934	2,310,397

Eurocash S.A.	128,165	524,571

Jastrzebska Spolka Weglowa S.A.	225,973	676,804

Powszechny Zaklad Ubezpieczen S.A.	715,969	5,400,580

Santander Bank Polska S.A.	38,229	1,596,902

Warsaw Stock Exchange	49,487	411,051

Total Poland		13,349,614

Russia – 18.4%

Gazprom Neft PJSC ADR	125,515	2,455,073

Gazprom PJSC ADR	15,461,586	71,726,298

Lukoil PJSC ADR	708,084	42,485,040

Magnit PJSC GDR(c)	1,088,111	9,751,651

Magnitogorsk Iron & Steel Works PJSC GDR(c)	604,564	3,790,616

MMC Norilsk Nickel PJSC ADR	2,193,808	54,669,695

Mobile TeleSystems PJSC ADR	1,661,201	12,625,128

Novolipetsk Steel PJSC GDR	514,301	8,177,386

PhosAgro PJSC GDR(c)	370,738	3,826,016

Rosneft Oil Co. PJSC GDR(c)	2,775,530	11,293,632

Sberbank of Russia PJSC ADR	3,281,502	31,272,714

Severstal PJSC GDR(c)	828,911	9,167,756

Tatneft PJSC ADR	966,881	40,850,722

Total Russia		302,091,727

Singapore – 0.1%

IGG, Inc.(a)	1,376,000	821,954

South Africa – 4.9%

Absa Group Ltd.	862,541	3,622,093

Aeci Ltd.	214,288	881,868

African Rainbow Minerals Ltd.	260,681	1,470,965

Assore Ltd.	183,908	3,064,550

Astral Foods Ltd.	141,840	1,524,582

Attacq Ltd.	923,005	241,862

AVI Ltd.	543,354	2,141,168

Coronation Fund Managers Ltd.	425,340	750,180

Equites Property Fund Ltd.	781,741	724,402

Exxaro Resources Ltd.(a)	991,930	5,497,825

FirstRand Ltd.(a)	2,924,900	6,594,945

Foschini Group Ltd. (The)	391,131	1,481,962

Hyprop Investments Ltd.	569,177	605,508

Imperial Logistics Ltd.(a)	312,932	463,616

Investec Ltd.(a)	330,557	629,095

JSE Ltd.(a)	99,770	565,605

KAP Industrial Holdings Ltd.	4,554,221	382,493

Kumba Iron Ore Ltd.(a)	214,066	3,356,737

Liberty Holdings Ltd.(a)	129,536	480,864

Metair Investments Ltd.	277,778	217,743

Motus Holdings Ltd.	428,910	653,211

Mr. Price Group Ltd.	398,493	2,545,357

MTN Group Ltd.(a)	3,242,574	8,785,451

Nedbank Group Ltd.	413,569	1,914,088

Netcare Ltd.	3,034,421	2,548,506

Oceana Group Ltd.	211,509	651,344

Old Mutual Ltd.(a)	4,809,956	3,191,376

Resilient REIT Ltd.	363,109	650,587

Reunert Ltd.	379,780	921,594

Standard Bank Group Ltd.(a)	1,263,273	7,247,905

Telkom S.A. SOC Ltd.	495,821	569,944

Tiger Brands Ltd.	293,868	3,043,985

Truworths International Ltd.	1,035,659	1,448,531

Tsogo Sun Gaming Ltd.	2,254,925	391,392

Vodacom Group Ltd.	1,602,690	10,500,042

Total South Africa		79,761,376

South Korea – 3.0%

Coway Co., Ltd.	84,856	4,028,978

DGB Financial Group, Inc.	166,821	628,996

Hana Financial Group, Inc.	330,150	6,264,809

Huchems Fine Chemical Corp.	60,296	730,575

Hyundai Heavy Industries Holdings Co., Ltd.	18,258	2,962,135

Industrial Bank of Korea	286,706	1,766,374

KEPCO Plant Service & Engineering Co., Ltd.	51,740	1,234,688

LOTTE Himart Co., Ltd.(a)	21,862	281,053

Meritz Fire & Marine Insurance Co., Ltd.	58,146	582,726

POSCO	121,018	16,005,174

Samsung Fire & Marine Insurance Co., Ltd.	31,057	3,928,844

SK Innovation Co., Ltd.	93,251	6,664,342

Ssangyong Cement Industrial Co., Ltd.(a)	265,258	982,719

Woori Financial Group, Inc.	495,993	3,116,890

Total South Korea		49,178,303

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2020

Investments	Shares	Value

Taiwan – 25.6%

AcBel Polytech, Inc.	1,200,000	$712,266

Asia Cement Corp.(a)	5,624,000	7,327,203

Asustek Computer, Inc.(a)	1,818,000	12,293,735

Aten International Co., Ltd.	324,000	838,887

Catcher Technology Co., Ltd.(a)	1,314,000	8,494,519

Charoen Pokphand Enterprise	358,000	699,628

Chicony Electronics Co., Ltd.	870,386	2,181,613

Chilisin Electronics Corp.(a)	744,000	1,987,838

China General Plastics Corp.	1,193,912	558,632

Chong Hong Construction Co., Ltd.(a)	451,000	1,119,987

Chung-Hsin Electric & Machinery Manufacturing Corp.	753,000	556,505

Cleanaway Co., Ltd.	250,000	1,149,083

Compal Electronics, Inc.(a)	7,917,000	4,529,011

Continental Holdings Corp.	948,000	309,715

CTBC Financial Holding Co., Ltd.	16,835,000	9,964,668

CTCI Corp.	1,192,000	1,154,890

Darfon Electronics Corp.(a)	783,000	772,863

Elan Microelectronics Corp.	579,000	1,606,339

Elite Advanced Laser Corp.(a)	396,500	798,467

Elite Semiconductor Memory Technology, Inc.	578,000	540,892

Everlight Electronics Co., Ltd.	876,000	721,274

Far Eastern New Century Corp.(a)	8,586,000	6,402,272

Far EasTone Telecommunications Co., Ltd.(a)	3,008,000	6,296,196

Farglory Land Development Co., Ltd.	456,000	572,987

Feng Hsin Steel Co., Ltd.	465,000	709,613

First Financial Holding Co., Ltd.	8,149,830	5,295,510

Formosa Chemicals & Fibre Corp.(a)	10,231,000	22,666,766

Formosa International Hotels Corp.	184,000	666,237

Formosa Petrochemical Corp.(a)	3,462,000	9,318,546

Formosa Plastics Corp.(a)	9,604,000	23,850,021

Formosa Sumco Technology Corp.(a)	328,000	1,404,560

Foxsemicon Integrated Technology, Inc.	161,000	617,562

Fubon Financial Holding Co., Ltd.	5,732,000	7,117,259

Fusheng Precision Co., Ltd.	236,000	1,213,498

Getac Technology Corp.	825,000	1,152,597

Gigabyte Technology Co., Ltd.	1,018,000	1,716,780

Greatek Electronics, Inc.(a)	834,000	1,158,276

Highwealth Construction Corp.(a)	1,700,000	2,276,673

Holiday Entertainment Co., Ltd.	380,000	688,590

Holtek Semiconductor, Inc.	422,000	831,678

Holy Stone Enterprise Co., Ltd.(a)	485,000	1,430,551

Hon Hai Precision Industry Co., Ltd.	24,030,000	55,542,781

Hsin Kuang Steel Co., Ltd.(a)	607,000	430,539

Huaku Development Co., Ltd.	331,000	904,076

IBF Financial Holdings Co., Ltd.	2,234,510	764,750

Inventec Corp.(a)	7,640,000	5,886,348

King’s Town Bank Co., Ltd.	853,000	799,648

Kinik Co.(a)	398,000	673,829

Kung Long Batteries Industrial Co., Ltd.(a)	162,000	712,465

Lealea Enterprise Co., Ltd.	1,483,000	318,751

Lien Hwa Industrial Holdings Corp.	1,274,053	1,569,316

Lite-On Semiconductor Corp.	458,000	603,518

Lite-On Technology Corp.(a)	4,543,000	6,204,252

Mega Financial Holding Co., Ltd.(a)	11,174,302	10,512,339

Merry Electronics Co., Ltd.(a)	354,275	1,458,500

Micro-Star International Co., Ltd.	1,205,000	3,534,332

Mirle Automation Corp.	641,000	644,360

MOSA Industrial Corp.	266,000	237,488

Namchow Holdings Co., Ltd.	385,000	514,326

Nan Ya Plastics Corp.(a)	14,615,000	26,435,213

Nantex Industry Co., Ltd.	713,000	633,039

Nanya Technology Corp.	3,905,000	6,934,130

Nichidenbo Corp.	694,000	959,251

Novatek Microelectronics Corp.(a)	936,000	5,323,545

Oriental Union Chemical Corp.(a)	1,531,000	721,418

Pan-International Industrial Corp.	973,000	540,529

Pegatron Corp.	4,645,000	8,908,619

Powertech Technology, Inc.	1,499,000	4,257,861

Quanta Computer, Inc.(a)	6,364,990	12,670,416

Ruentex Industries Ltd.*(a)	1,080,600	2,479,825

Sampo Corp.	1,629,000	918,422

Sanyang Motor Co., Ltd.	1,229,000	786,375

SDI Corp.(a)	266,000	332,484

Sinon Corp.	1,681,000	1,056,131

SinoPac Financial Holdings Co., Ltd.	9,813,440	3,585,752

Sunonwealth Electric Machine Industry Co., Ltd.	330,000	342,642

Supreme Electronics Co., Ltd.	1,476,000	1,478,855

Swancor Holding Co., Ltd.(a)	171,000	339,834

Syncmold Enterprise Corp.	404,000	865,671

Synnex Technology International Corp.	2,597,000	3,190,270

Systex Corp.(a)	411,000	1,000,268

TA Chen Stainless Pipe(a)	2,555,000	2,272,688

TA-I Technology Co., Ltd.*(a)	265,000	452,160

Taiflex Scientific Co., Ltd.(a)	874,000	1,210,939

Taiwan Cement Corp.(a)	13,058,000	17,055,735

Taiwan Cogeneration Corp.	881,000	856,485

Taiwan Hon Chuan Enterprise Co., Ltd.	751,000	1,228,013

Taiwan Mobile Co., Ltd.	3,043,253	10,053,105

Taiwan PCB Techvest Co., Ltd.	621,000	592,426

Taiwan Styrene Monomer(a)	2,062,000	934,127

Test Research, Inc.	455,000	686,077

Tong Hsing Electronic Industries Ltd.(a)	275,000	986,641

Topco Scientific Co., Ltd.	298,435	894,076

Transcend Information, Inc.	496,000	1,090,687

Tripod Technology Corp.	828,000	2,601,061

Tung Ho Steel Enterprise Corp.	1,949,000	1,392,074

TXC Corp.	541,000	787,130

U-Ming Marine Transport Corp.	1,049,000	901,873

United Microelectronics Corp.(a)	16,365,000	7,386,613

Walsin Lihwa Corp.(a)	7,475,000	2,718,946

Walsin Technology Corp.(a)	1,033,000	5,499,496

Weikeng Industrial Co., Ltd.	1,068,273	459,222

Winbond Electronics Corp.	5,578,000	2,093,491

Wistron Corp.	5,467,561	4,429,517

Wistron NeWeb Corp.(a)	479,840	829,841

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2020

Investments	Shares	Value

WPG Holdings Ltd.	3,547,280	$4,164,094

WT Microelectronics Co., Ltd.	1,491,000	1,681,236

Yageo Corp.(a)	1,034,000	9,385,546

YC INOX Co., Ltd.	1,294,000	937,077

YFY, Inc.	2,829,000	1,080,467

Yuanta Financial Holding Co., Ltd.	10,946,000	5,628,368

Yulon Nissan Motor Co., Ltd.	140,000	1,069,391

Total Taiwan		420,134,957

Thailand – 1.6%

Bangkok Land PCL NVDR(a)	30,132,800	752,918

Banpu PCL NVDR	4,561,500	736,679

Beauty Community PCL NVDR(a)	7,339,900	286,282

Delta Electronics Thailand PCL NVDR	805,100	834,110

Hana Microelectronics PCL NVDR	1,564,300	1,096,333

IRPC PCL NVDR(a)	20,943,300	1,365,694

Jasmine International PCL NVDR(a)	6,545,100	977,253

KCE Electronics PCL NVDR(a)	1,378,100	575,302

KGI Securities Thailand PCL NVDR	8,101,800	903,560

LPN Development PCL NVDR(a)	3,844,700	384,265

Major Cineplex Group PCL NVDR(a)	1,416,500	582,700

Noble Development PCL NVDR(a)	619,000	224,456

Origin Property PCL NVDR(a)	2,301,200	248,229

Pruksa Holding PCL NVDR	2,052,200	578,437

PTT Exploration & Production PCL NVDR	1,900,500	3,909,004

PTT Global Chemical PCL NVDR(a)	3,152,134	2,929,537

Sansiri PCL NVDR(a)	25,538,900	459,144

Siam Commercial Bank PCL (The) NVDR	1,248,600	2,634,739

Somboon Advance Technology PCL NVDR(a)	1,431,900	344,694

SPCG PCL NVDR(a)	1,836,200	800,112

Supalai PCL NVDR(a)	1,631,300	740,653

Thai Vegetable Oil PCL NVDR	1,424,897	976,923

Thanachart Capital PCL NVDR	820,100	830,908

TPI Polene Power PCL NVDR	9,467,200	882,749

TTW PCL NVDR	3,396,577	1,314,437

Total Thailand		25,369,118

Turkey – 1.2%

Aksa Akrilik Kimya Sanayii AS	672,576	647,036

Dogan Sirketler Grubu Holding AS	2,527,324	586,746

Enerjisa Enerji AS(b)	657,545	676,477

Eregli Demir ve Celik Fabrikalari T.A.S.	6,052,666	6,897,390

Ford Otomotiv Sanayi AS	154,524	1,155,486

Iskenderun Demir ve Celik AS	797,721	760,167

Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D	1,995,288	575,251

Soda Sanayii AS	856,601	662,898

TAV Havalimanlari Holding AS	552,195	1,387,557

Tekfen Holding AS	438,900	845,800

Tofas Turk Otomobil Fabrikasi AS	411,739	1,027,747

Trakya Cam Sanayii AS	787,851	343,103

Turkcell Iletisim Hizmetleri AS	1,758,786	3,287,924

Total Turkey		18,853,582
TOTAL COMMON STOCKS (Cost: $2,103,269,811)		1,632,306,459

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree Global High Dividend Fund(d) (Cost: $1,182,658)	25,629	874,659

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%

United States – 0.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(e)
(Cost: $15,638,623)	15,638,623	15,638,623

TOTAL INVESTMENTS IN SECURITIES – 100.6% (Cost: $2,120,091,092)		1,648,819,741

Other Assets less Liabilities – (0.6)%		(9,884,977)

NET ASSETS – 100.0%		$1,638,934,764
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $105,201,828 and the total market value of the collateral held by the Fund was $117,302,015. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $101,663,392.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree Global High Dividend Fund	$2,304,355	$8,641,713	$9,488,352	$(225,123)	$(357,934)	$874,659	$86,920

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (concluded)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
JP Morgan Chase Bank N.A.	4/2/2020	2,000,000	HKD	257,996	USD	$38	$—
Morgan Stanley & Co. International	4/1/2020	10,346,900	HKD	1,334,445	USD	484	—
State Street Bank and Trust	4/1/2020	1,522,422	USD	46,000,000	TWD	1,334	—
						$1,856	$—

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.8%

Brazil – 4.1%

Banco do Brasil S.A.	4,917	$26,440

BB Seguridade Participacoes S.A.	8,200	39,288

Centrais Eletricas Brasileiras S.A.	1,440	6,625

Cia de Saneamento Basico do Estado de Sao Paulo	920	6,937

Cia Energetica de Minas Gerais (Preference Shares)	6,141	10,550

Cosan S.A.	800	8,292

Hapvida Participacoes e Investimentos S.A.(a)	1,300	10,627

JBS S.A.	1,490	5,843

Lojas Americanas S.A. (Preference Shares)	2,200	7,635

Multiplan Empreendimentos Imobiliarios S.A.	2,600	9,565

Petrobras Distribuidora S.A.	6,621	19,799

Porto Seguro S.A.	4,340	37,588

Raia Drogasil S.A.	500	9,819

Sul America S.A.	4,498	29,313

Telefonica Brasil S.A. (Preference Shares)	3,284	31,310

TIM Participacoes S.A.	12,149	29,139

Total Brazil		288,770

China – 36.7%

A-Living Services Co., Ltd. Class H(a)	4,500	21,888

Alibaba Group Holding Ltd. ADR*	1,326	257,880

Anhui Conch Cement Co., Ltd. Class H	5,000	34,738

Bank of Hangzhou Co., Ltd. Class A	20,200	21,928

Bank of Nanjing Co., Ltd. Class A	21,000	21,465

Beijing Enterprises Holdings Ltd.	11,500	42,211

Changchun High & New Technology Industry Group, Inc. Class A	300	23,177

China Coal Energy Co., Ltd. Class H	99,000	27,461

China Construction Bank Corp. Class H	90,000	73,617

China Everbright Bank Co., Ltd. Class H	124,000	47,514

China Lesso Group Holdings Ltd.	21,000	27,690

China Medical System Holdings Ltd.	18,000	19,484

China Minsheng Banking Corp., Ltd. Class H	107,500	79,887

China National Building Material Co., Ltd. Class H	28,000	30,598

China Resources Cement Holdings Ltd.	34,000	40,576

China Resources Double Crane Pharmaceutical Co., Ltd. Class A	11,400	20,363

China Resources Gas Group Ltd.	8,000	40,253

China Resources Land Ltd.	8,000	33,028

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. Class A	4,000	15,705

China Shenhua Energy Co., Ltd. Class H	22,500	42,847

China Telecom Corp., Ltd. Class H	157,200	47,662

China Traditional Chinese Medicine Holdings Co., Ltd.	54,000	24,593

China Unicom Hong Kong Ltd.	66,300	38,236

China Vanke Co., Ltd. Class H	9,500	31,316

Chongqing Rural Commercial Bank Co., Ltd. Class H	103,000	42,258

Country Garden Services Holdings Co., Ltd.	6,000	24,384

Dali Foods Group Co., Ltd.(a)	56,500	39,363

Daqin Railway Co., Ltd. Class A	21,400	20,516

ENN Energy Holdings Ltd.	3,200	30,985

Gigadevice Semiconductor Beijing, Inc. Class A	800	27,295

Guangdong Investment Ltd.	20,000	38,550

Guangzhou Kingmed Diagnostics Group Co., Ltd. Class A	1,700	13,491

Huadian Power International Corp., Ltd. Class H	92,000	27,419

Huaxin Cement Co., Ltd. Class A	2,300	7,546

Hubei Kaile Science & Technology Co., Ltd. Class A	12,600	23,590

Jiangsu Expressway Co., Ltd. Class H	30,000	33,480

Jiangsu Yuyue Medical Equipment & Supply Co., Ltd. Class A	2,000	10,230

Jointown Pharmaceutical Group Co., Ltd. Class A	8,800	21,091

Kunlun Energy Co., Ltd.	66,000	38,574

KWG Group Holdings Ltd.*	23,000	32,701

Li Ning Co., Ltd.	12,600	36,820

Logan Property Holdings Co., Ltd.	18,000	27,775

Maanshan Iron & Steel Co., Ltd. Class H	70,000	21,946

Metallurgical Corp. of China Ltd. Class H	127,000	22,284

NetEase, Inc. ADR	139	44,613

People’s Insurance Co. Group of China Ltd. (The) Class H	203,000	67,048

Ping An Insurance Group Co. of China Ltd. Class H	6,500	63,860

Postal Savings Bank of China Co., Ltd. Class H(a)	121,000	73,684

SDIC Power Holdings Co., Ltd. Class A	19,100	21,381

Shandong Buchang Pharmaceuticals Co., Ltd. Class A	5,300	15,041

Shandong Weigao Group Medical Polymer Co., Ltd. Class H	24,000	30,345

Shanghai Pharmaceuticals Holding Co., Ltd. Class H	24,200	41,151

Shanghai Pudong Development Bank Co., Ltd. Class A	35,200	50,370

Shenzhen Expressway Co., Ltd. Class H	32,000	32,616

Shimao Property Holdings Ltd.	7,500	26,416

Sino Biopharmaceutical Ltd.	16,000	21,097

Sinotruk Hong Kong Ltd.	9,500	15,811

Tencent Holdings Ltd.	3,400	166,778

Tingyi Cayman Islands Holding Corp.	20,000	32,719

Uni-President China Holdings Ltd.	34,000	32,987

Vipshop Holdings Ltd. ADR*	1,425	22,202

Want Want China Holdings Ltd.	49,000	35,529

Weichai Power Co., Ltd. Class H	11,000	17,711

Wuhan Guide Infrared Co., Ltd. Class A	3,500	16,654

Xiamen C & D, Inc. Class A	11,800	12,726

Yanzhou Coal Mining Co., Ltd. Class H	34,000	26,670

Yuexiu Property Co., Ltd.	178,700	32,278

Zhongsheng Group Holdings Ltd.	12,500	43,705

Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	26,600	19,356

ZTE Corp. Class H*	12,800	39,717

Total China		2,606,880

Czech Republic – 0.5%

Moneta Money Bank AS(a)	16,747	34,475

Hungary – 0.3%

Richter Gedeon Nyrt	1,146	21,527

India – 12.7%

Asian Paints Ltd.	953	20,993

Bajaj Auto Ltd.	895	23,926

Bajaj Finance Ltd.	761	22,289

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2020

Investments	Shares	Value

Berger Paints India Ltd.	2,791	$18,371

Britannia Industries Ltd.	521	18,518

Cipla Ltd.	3,949	22,073

Coal India Ltd.	7,913	14,649

Colgate-Palmolive India Ltd.	1,185	19,622

Dabur India Ltd.	3,236	19,251

Divi’s Laboratories Ltd.	754	19,824

Dr. Reddy’s Laboratories Ltd.	601	24,792

GAIL India Ltd.	12,431	12,579

Godrej Consumer Products Ltd.	1,997	13,749

HCL Technologies Ltd.	8,012	46,218

HDFC Asset Management Co., Ltd.(a)	1,056	29,492

HDFC Life Insurance Co., Ltd.(a)	6,884	40,161

Hindustan Unilever Ltd.	787	23,911

ICICI Lombard General Insurance Co., Ltd.(a)	2,839	40,592

ICICI Prudential Life Insurance Co., Ltd.(a)	8,401	39,500

Info Edge India Ltd.	673	18,104

Infosys Ltd.	2,273	19,274

Infosys Ltd. ADR	3,552	29,162

Mahindra & Mahindra Financial Services Ltd.	8,232	16,018

Marico Ltd.	6,615	24,033

Nestle India Ltd.	104	22,409

Oil & Natural Gas Corp., Ltd.	12,339	11,140

Page Industries Ltd.	42	9,418

Petronet LNG Ltd.	7,676	20,263

Power Grid Corp. of India Ltd.	10,862	22,844

SBI Life Insurance Co., Ltd.(a)	4,281	36,273

Shriram Transport Finance Co., Ltd.	2,665	23,273

Tata Consultancy Services Ltd.	2,204	53,201

Tech Mahindra Ltd.	6,024	45,030

Titan Co., Ltd.	1,226	15,132

United Spirits Ltd.*	1,597	10,230

Wipro Ltd.	13,466	35,013

Wipro Ltd. ADR	6,676	20,696

Total India		902,023

Indonesia – 1.9%

Adaro Energy Tbk PT	135,400	8,219

Bank Negara Indonesia Persero Tbk PT	126,400	29,604

Gudang Garam Tbk PT	2,500	6,300

Hanjaya Mandala Sampoerna Tbk PT	63,300	5,530

Indofood CBP Sukses Makmur Tbk PT	30,800	19,309

Indofood Sukses Makmur Tbk PT	36,500	14,211

Kalbe Farma Tbk PT	234,600	17,261

Perusahaan Gas Negara Tbk PT	129,500	6,153

Telekomunikasi Indonesia Persero Tbk PT	148,300	28,732

Total Indonesia		135,319

Malaysia – 5.2%

Fraser & Neave Holdings Bhd	3,000	21,542

Genting Malaysia Bhd	51,200	23,822

Hartalega Holdings Bhd	20,800	33,126

Hong Leong Financial Group Bhd	4,200	13,300

IHH Healthcare Bhd	23,900	28,547

Malaysia Airports Holdings Bhd	11,300	11,300

MISC Bhd	11,400	19,633

Nestle Malaysia Bhd	700	22,151

Petronas Dagangan Bhd	4,900	24,001

Petronas Gas Bhd	7,200	25,667

QL Resources Bhd	13,100	22,440

RHB Bank Bhd	42,200	45,814

Sime Darby Bhd	42,600	16,665

Telekom Malaysia Bhd	26,600	23,090

Top Glove Corp. Bhd	16,100	24,038

Westports Holdings Bhd	21,900	17,135

Total Malaysia		372,271

Mexico – 3.9%

America Movil S.A.B. de C.V. Series L	78,637	47,097

Arca Continental S.A.B. de C.V.	9,528	38,832

Coca-Cola Femsa S.A.B. de C.V.	9,380	38,245

El Puerto de Liverpool S.A.B. de C.V. Class C1	9,426	20,801

Gruma S.A.B. de C.V. Class B	5,090	39,417

Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B	2,594	24,698

Kimberly-Clark de Mexico S.A.B. de C.V. Class A	23,457	35,917

Wal-Mart de Mexico S.A.B. de C.V.	14,772	35,105

Total Mexico		280,112

Philippines – 2.4%

Ayala Corp.	1,260	11,579

Bank of the Philippine Islands	34,420	41,824

Globe Telecom, Inc.	800	30,358

Megaworld Corp.	183,900	9,039

Metropolitan Bank & Trust Co.	52,387	41,201

PLDT, Inc.	1,680	37,293

Total Philippines		171,294

Russia – 5.6%

Gazprom PJSC ADR	6,375	29,574

Lukoil PJSC ADR	676	40,560

MMC Norilsk Nickel PJSC ADR	1,280	31,898

Mobile TeleSystems PJSC ADR	7,102	53,975

PhosAgro PJSC GDR(b)	4,049	41,786

Polyus PJSC GDR(b)	670	45,694

Rosneft Oil Co. PJSC GDR(b)	8,858	36,043

Sberbank of Russia PJSC ADR	6,401	61,001

VTB Bank PJSC GDR(b)	24,286	20,036

X5 Retail Group N.V. GDR(b)	1,267	34,209

Total Russia		394,776

Singapore – 0.5%

BOC Aviation Ltd.(a)	5,000	31,996

South Africa – 0.2%

Gold Fields Ltd.	1,204	6,221

Impala Platinum Holdings Ltd.	1,006	4,266

Sibanye Stillwater Ltd.*	3,799	4,801

Total South Africa		15,288

South Korea – 6.2%

BGF Retail Co., Ltd.	328	35,566

Coway Co., Ltd.	814	38,649

Fila Holdings Corp.	1,571	37,489

GS Retail Co., Ltd.	1,182	30,003

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2020

Investments	Shares	Value

Hyundai Glovis Co., Ltd.	491	$36,542

Kia Motors Corp.	2,171	46,368

KT&G Corp.	856	52,527

LG Uplus Corp.	4,900	43,471

S-1 Corp.	706	46,396

Samsung Electronics Co., Ltd.	1,862	73,036

Total South Korea		440,047

Taiwan – 17.3%

Accton Technology Corp.	7,000	37,730

Advantech Co., Ltd.	6,000	49,502

Asia Cement Corp.	18,000	23,451

Chailease Holding Co., Ltd.	12,870	38,940

Chicony Electronics Co., Ltd.	21,000	52,636

CTBC Financial Holding Co., Ltd.	75,000	44,393

Delta Electronics, Inc.	12,000	47,815

Eclat Textile Co., Ltd.	2,000	15,905

Eva Airways Corp.	51,713	15,202

Feng TAY Enterprise Co., Ltd.	4,200	18,055

Globalwafers Co., Ltd.	3,000	33,828

Inventec Corp.	74,000	57,014

Lite-On Technology Corp.	38,000	51,896

Micro-Star International Co., Ltd.	18,000	52,795

Pegatron Corp.	25,000	47,947

Pou Chen Corp.	29,000	24,597

Powertech Technology, Inc.	17,000	48,288

Realtek Semiconductor Corp.	5,000	36,126

Shin Kong Financial Holding Co., Ltd.*	183,000	46,171

Standard Foods Corp.	12,000	24,205

Synnex Technology International Corp.	49,000	60,194

Taiwan Cement Corp.	15,557	20,320

Taiwan Mobile Co., Ltd.	12,000	39,641

Taiwan Semiconductor Manufacturing Co., Ltd.	13,000	117,785

Uni-President Enterprises Corp.	10,000	21,692

United Microelectronics Corp.	105,000	47,393

Walsin Technology Corp.	5,000	26,619

Wistron Corp.	67,000	54,280

Wiwynn Corp.	2,000	46,426

Zhen Ding Technology Holding Ltd.	10,000	30,752

Total Taiwan		1,231,598

Turkey – 2.3%

BIM Birlesik Magazalar AS	3,061	23,293

Eregli Demir ve Celik Fabrikalari T.A.S.	14,381	16,388

KOC Holding AS	5,746	11,710

TAV Havalimanlari Holding AS	4,332	10,886

Turkcell Iletisim Hizmetleri AS	17,068	31,907

Turkiye Garanti Bankasi AS*	27,603	34,052

Turkiye Is Bankasi AS Group C*	45,747	32,764

Total Turkey		161,000

TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $8,285,682)		7,087,376

Other Assets less Liabilities – 0.2%		14,176

NET ASSETS – 100.0%		$7,101,552
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/7/2020	96,941	RUB	1,225	USD	$14	$—
Bank of America N.A.	4/8/2020	5,643	BRL	1,111	USD	—	(24)
Bank of America N.A.	4/8/2020	27,950	MXN	1,110	USD	80	—
Citibank N.A.	4/8/2020	290,645	USD	1,464,534	BRL	8,403	—
Citibank N.A.	4/8/2020	18,211	USD	5,948,989	HUF	112	—
Goldman Sachs	4/8/2020	31,219	USD	790,764	CZK	—	(451)
Goldman Sachs	4/8/2020	288,778	USD	6,946,670	MXN	—	(7,070)
Goldman Sachs	4/8/2020	13,658	USD	235,003	ZAR	512	—
HSBC Holdings PLC	4/8/2020	123,673	USD	2,038,995,587	IDR	—	(1,276)
HSBC Holdings PLC	4/8/2020	395,985	USD	496,612,234	KRW	—	(12,032)
HSBC Holdings PLC	4/9/2020	2,336,703	USD	16,578,910	CNY	—	(1,302)
HSBC Holdings PLC	4/9/2020	846,184	USD	63,753,200	INR	3,993	—
Morgan Stanley & Co. International	4/8/2020	1,940,684	KRW	1,569	USD	25	—
Morgan Stanley & Co. International	4/8/2020	5,879	MYR	1,337	USD	24	—
Morgan Stanley & Co. International	4/8/2020	334,496	USD	1,503,893	MYR	—	(13,524)
Morgan Stanley & Co. International	4/9/2020	64,566	CNY	9,146	USD	—	(40)
Morgan Stanley & Co. International	4/9/2020	252,850	INR	3,298	USD	42	—
UBS AG	4/7/2020	323,214	USD	25,200,566	RUB	928	—
UBS AG	4/8/2020	161,950	USD	1,055,599	TRY	2,054	—
						$16,187	$(35,719)

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.6%

Brazil – 5.4%

B3 S.A. – Brasil Bolsa Balcao	40,386	$279,539

BB Seguridade Participacoes S.A.	36,398	174,390

Centrais Eletricas Brasileiras S.A.	29,710	136,675

Cia Brasileira de Distribuicao	15,690	200,685

Cia de Saneamento Basico do Estado de Sao Paulo	24,440	184,292

Cia Siderurgica Nacional S.A.	96,718	130,161

Equatorial Energia S.A.	58,520	198,579

Gerdau S.A. (Preference Shares)	93,118	180,433

Hypera S.A.	30,610	168,731

Itau Unibanco Holding S.A. (Preference Shares)	80,092	356,558

Itausa – Investimentos Itau S.A. (Preference Shares)	138,780	234,663

Klabin S.A.	74,084	228,397

Lojas Renner S.A.	27,985	181,078

M. Dias Branco S.A.	28,978	162,584

Magazine Luiza S.A.	26,046	195,800

Porto Seguro S.A.	20,033	173,501

Sul America S.A.	20,066	130,766

Telefonica Brasil S.A. (Preference Shares)	20,834	198,635

TIM Participacoes S.A.	117,428	281,650

Total Brazil		3,797,117

Chile – 1.3%

Cia Cervecerias Unidas S.A.	24,314	167,455

Embotelladora Andina S.A. Class B, (Preference Shares)	66,932	149,048

Empresas CMPC S.A.	114,259	245,189

Empresas COPEC S.A.	24,775	142,435

Enel Americas S.A.	1,444,484	177,273

Total Chile		881,400

China – 37.0%

Aier Eye Hospital Group Co., Ltd. Class A	39,000	216,523

Air China Ltd. Class H(a)	244,000	157,401

Angang Steel Co., Ltd. Class A	311,700	118,210

Angang Steel Co., Ltd. Class H(a)	800,000	210,556

Anhui Conch Cement Co., Ltd. Class A	36,700	285,090

Anhui Conch Cement Co., Ltd. Class H	65,500	455,066

ANTA Sports Products Ltd.	33,000	242,469

Bank of China Ltd. Class H	1,326,000	508,098

Beijing Capital International Airport Co., Ltd. Class H	242,000	154,238

Beijing Enterprises Water Group Ltd.*	450,000	175,915

Brilliance China Automotive Holdings Ltd.	232,000	190,966

CGN Power Co., Ltd. Class H(b)	1,155,000	265,247

China Aoyuan Group Ltd.	197,000	230,781

China Conch Venture Holdings Ltd.	76,000	339,264

China Everbright Bank Co., Ltd. Class H	552,000	211,516

China Evergrande Group(a)	116,000	192,463

China Gas Holdings Ltd.	73,800	257,080

China International Travel Service Corp., Ltd. Class A	17,300	163,900

China Jinmao Holdings Group Ltd.	476,000	308,289

China Medical System Holdings Ltd.	210,000	227,316

China Mengniu Dairy Co., Ltd.*	88,000	305,977

China Merchants Bank Co., Ltd. Class H	84,500	381,569

China Minsheng Banking Corp., Ltd. Class H(a)	415,000	308,403

China National Building Material Co., Ltd. Class H	316,000	345,317

China Resources Cement Holdings Ltd.	328,000	391,438

China Resources Gas Group Ltd.	64,000	322,027

China Resources Land Ltd.	82,000	338,541

China Unicom Hong Kong Ltd.	278,000	160,325

China Vanke Co., Ltd. Class H	78,200	257,778

China Zhongwang Holdings Ltd.(a)	519,600	136,756

Chongqing Zhifei Biological Products Co., Ltd. Class A	24,400	231,819

CIFI Holdings Group Co., Ltd.	382,000	275,994

CITIC Ltd.	241,000	252,166

CNOOC Ltd.	350,000	367,119

Country Garden Holdings Co., Ltd.(a)	258,000	312,227

CSPC Pharmaceutical Group Ltd.	154,000	308,362

ENN Energy Holdings Ltd.	28,200	273,053

Far East Horizon Ltd.	353,000	284,644

Fuyao Glass Industry Group Co., Ltd. Class H(b)	88,000	188,241

Geely Automobile Holdings Ltd.	166,000	245,009

Guangzhou Automobile Group Co., Ltd. Class H	222,400	223,522

Guangzhou R&F Properties Co., Ltd. Class H	145,600	190,103

Haier Electronics Group Co., Ltd.	116,000	309,048

Hundsun Technologies, Inc. Class A	14,900	184,646

Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd. Class A*	330,600	114,657

Jiangsu Hengrui Medicine Co., Ltd. Class A*	26,500	343,826

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. Class A	14,100	166,721

Kingboard Holdings Ltd.	84,000	196,808

Kunlun Energy Co., Ltd.	294,000	171,828

KWG Group Holdings Ltd.*	275,500	391,698

Lepu Medical Technology Beijing Co., Ltd. Class A	40,200	205,276

Logan Property Holdings Co., Ltd.	224,000	345,642

Longfor Group Holdings Ltd.(b)	78,500	382,327

Luxshare Precision Industry Co., Ltd. Class A	51,200	275,450

Luye Pharma Group Ltd.(b)	290,500	141,673

Luzhou Laojiao Co., Ltd. Class A	15,000	155,750

NetEase, Inc. ADR	1,487	477,268

New China Life Insurance Co., Ltd. Class H	72,200	224,958

Nexteer Automotive Group Ltd.	260,000	130,488

Ninestar Corp. Class A	33,400	126,337

Perfect World Co., Ltd. Class A	35,800	239,992

Ping An Insurance Group Co. of China Ltd. Class H	76,500	751,587

Sany Heavy Industry Co., Ltd. Class A	100,200	244,387

Seazen Group Ltd.	296,000	267,324

Shaanxi Coal Industry Co., Ltd. Class A	140,500	148,164

Shanxi Lu’an Environmental Energy Development Co., Ltd. Class A	133,800	109,974

Shanxi Xishan Coal & Electricity Power Co., Ltd. Class A	165,596	113,228

Shenzhen International Holdings Ltd.	129,500	237,250

Shenzhou International Group Holdings Ltd.	24,600	261,523

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2020

Investments	Shares	Value

Sino Biopharmaceutical Ltd.	282,000	$371,833

Sinotruk Hong Kong Ltd.	220,500	366,983

SSY Group Ltd.	368,000	287,719

Sunac China Holdings Ltd.	81,000	375,169

Sunny Optical Technology Group Co., Ltd.	20,600	277,470

Tencent Holdings Ltd.	66,100	3,242,362

Tingyi Cayman Islands Holding Corp.	200,000	327,188

TravelSky Technology Ltd. Class H	107,000	188,850

Uni-President China Holdings Ltd.	277,000	268,748

Weichai Power Co., Ltd. Class A	98,000	165,242

Weichai Power Co., Ltd. Class H	204,000	328,468

Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. Class A	69,000	317,709

Wuxi Lead Intelligent Equipment Co., Ltd. Class A	32,000	168,998

Xiamen C & D, Inc. Class A	112,600	121,441

Yanzhou Coal Mining Co., Ltd. Class H	304,000	238,465

Yihai International Holding Ltd.*	46,000	348,372

Yunda Holding Co., Ltd. Class A	29,900	129,875

Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class A	10,600	185,755

Zhongsheng Group Holdings Ltd.	87,700	306,631

Zoomlion Heavy Industry Science and Technology Co., Ltd. Class A	165,000	132,361

Total China		25,878,247

Hong Kong – 0.3%

Kingboard Laminates Holdings Ltd.	233,000	215,538

Hungary – 0.3%

MOL Hungarian Oil & Gas PLC	29,637	173,998

India – 8.3%

Adani Ports & Special Economic Zone Ltd.	42,044	139,663

Ashok Leyland Ltd.	283,022	161,056

Britannia Industries Ltd.	5,813	206,617

Cipla Ltd.	47,498	265,488

Dabur India Ltd.	54,188	322,365

Dr. Reddy’s Laboratories Ltd.	6,761	278,903

GAIL India Ltd.	144,596	146,314

Godrej Consumer Products Ltd.	35,815	246,582

Hindustan Unilever Ltd.	15,856	481,750

Infosys Ltd.	57,744	489,652

ITC Ltd.	97,208	220,626

JSW Steel Ltd.	91,566	177,017

Mahindra & Mahindra Financial Services Ltd.	52,433	102,023

Marico Ltd.	50,722	184,279

Nestle India Ltd.	1,750	377,073

Page Industries Ltd.	1,113	249,571

Petronet LNG Ltd.	92,974	245,428

Pidilite Industries Ltd.	11,952	214,295

Power Grid Corp. of India Ltd.	113,171	238,007

Shree Cement Ltd.	871	202,018

Tata Consultancy Services Ltd.	17,767	428,867

Tech Mahindra Ltd.	33,306	248,965

Titan Co., Ltd.	16,244	200,486

Total India		5,827,045

Indonesia – 5.1%

Adaro Energy Tbk PT	2,906,800	176,440

Bank Central Asia Tbk PT	208,200	352,638

Bank Mandiri Persero Tbk PT	727,900	208,864

Bank Rakyat Indonesia Persero Tbk PT	1,367,100	253,136

Bukit Asam Tbk PT	1,578,600	210,996

Charoen Pokphand Indonesia Tbk PT	819,400	248,181

Gudang Garam Tbk PT	76,900	193,782

Hanjaya Mandala Sampoerna Tbk PT	1,579,300	137,983

Indah Kiat Pulp & Paper Corp. Tbk PT	642,800	158,040

Indofood CBP Sukses Makmur Tbk PT	330,300	207,070

Indofood Sukses Makmur Tbk PT	419,900	163,480

Kalbe Farma Tbk PT	2,589,431	190,516

Pabrik Kertas Tjiwi Kimia Tbk PT	399,900	97,830

Pakuwon Jati Tbk PT	6,539,400	123,491

Perusahaan Gas Negara Tbk PT	1,585,600	75,343

Surya Citra Media Tbk PT	2,737,500	130,077

Telekomunikasi Indonesia Persero Tbk PT	1,251,400	242,454

Unilever Indonesia Tbk PT	478,400	212,655

United Tractors Tbk PT	189,600	196,459

Total Indonesia		3,579,435

Malaysia – 2.4%

Dialog Group Bhd	290,800	204,637

Hartalega Holdings Bhd	205,000	326,482

Malayan Banking Bhd	149,700	258,163

Malaysia Airports Holdings Bhd	117,700	117,700

Nestle Malaysia Bhd	7,400	234,162

Petronas Chemicals Group Bhd	161,900	189,258

Press Metal Aluminium Holdings Bhd	211,100	160,768

QL Resources Bhd	126,000	215,833

Total Malaysia		1,707,003

Mexico – 2.8%

America Movil S.A.B. de C.V. Series L	617,118	369,599

Gruma S.A.B. de C.V. Class B	22,910	177,416

Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	24,164	131,217

Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B	17,648	168,030

Grupo Bimbo S.A.B. de C.V. Series A	144,438	212,292

Grupo Financiero Banorte S.A.B. de C.V. Class O	69,196	191,726

Grupo Financiero Inbursa S.A.B. de C.V. Class O	183,666	133,409

Grupo Mexico S.A.B. de C.V. Series B	146,110	272,423

Megacable Holdings S.A.B. de C.V. Series CPO	57,752	159,722

Orbia Advance Corp. S.A.B. de C.V.	143,282	159,350

Total Mexico		1,975,184

Philippines – 1.5%

Globe Telecom, Inc.	6,505	246,847

International Container Terminal Services, Inc.	133,540	196,135

Jollibee Foods Corp.	48,780	102,049

Megaworld Corp.	2,582,000	126,917

Metropolitan Bank & Trust Co.	205,697	161,775

SM Prime Holdings, Inc.	411,100	229,557

Total Philippines		1,063,280

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2020

Investments	Shares	Value

Poland – 0.3%

LPP S.A.	145	$182,581

Russia – 3.7%

Lukoil PJSC ADR	7,144	428,640

Magnitogorsk Iron & Steel Works PJSC GDR(c)	37,117	232,724

MMC Norilsk Nickel PJSC ADR	19,521	486,463

Novatek PJSC GDR(c)	2,197	253,314

PhosAgro PJSC GDR(c)	20,173	208,185

Rosneft Oil Co. PJSC GDR(c)	56,961	231,774

Sberbank of Russia PJSC ADR	46,243	440,696

Tatneft PJSC ADR	7,035	297,229

Total Russia		2,579,025

South Africa – 3.2%

Absa Group Ltd.	26,606	111,727

Anglo American Platinum Ltd.(a)	3,622	152,949

Bid Corp., Ltd.	13,248	157,760

Capitec Bank Holdings Ltd.	3,306	162,894

Clicks Group Ltd.	17,448	251,755

Exxaro Resources Ltd.(a)	28,188	156,233

Foschini Group Ltd. (The)	24,592	93,177

Kumba Iron Ore Ltd.	10,344	162,203

Mr. Price Group Ltd.	21,647	138,269

Netcare Ltd.	223,463	187,679

Pick n Pay Stores Ltd.	62,005	210,387

PSG Group Ltd.	16,367	118,345

Rand Merchant Investment Holdings Ltd.	107,085	132,147

SPAR Group Ltd. (The)	18,380	187,042

Total South Africa		2,222,567

South Korea – 10.1%

BGF Retail Co., Ltd.	1,441	156,251

BNK Financial Group, Inc.	41,424	150,914

Cheil Worldwide, Inc.	14,250	185,536

CJ ENM Co., Ltd.	1,738	148,623

Coway Co., Ltd.	3,730	177,101

Daelim Industrial Co., Ltd.	3,639	220,310

GS Engineering & Construction Corp.	12,074	203,324

Hana Financial Group, Inc.	10,658	202,242

KB Financial Group, Inc.	10,065	285,658

Korea Gas Corp.	8,124	143,480

Kumho Petrochemical Co., Ltd.	3,645	194,025

LG Electronics, Inc.	5,319	210,601

LG Household & Health Care Ltd.	316	290,730

LG Household & Health Care Ltd. (Preference Shares)	366	192,418

Meritz Securities Co., Ltd.	53,802	125,075

NCSoft Corp.	661	354,025

S-1 Corp.	2,689	176,712

Samsung Electro-Mechanics Co., Ltd.	3,265	262,037

Samsung Electronics Co., Ltd.	55,049	2,159,272

Samsung SDS Co., Ltd.	1,662	204,106

Samsung Securities Co., Ltd.	7,851	189,286

Shinsegae, Inc.	1,105	197,427

SK Hynix, Inc.	9,447	646,433

Total South Korea		7,075,586

Taiwan – 12.0%

Advantech Co., Ltd.	30,000	247,508

Asia Cement Corp.	176,000	229,301

Chailease Holding Co., Ltd.	70,100	212,098

Chicony Electronics Co., Ltd.	78,000	195,506

E.Sun Financial Holding Co., Ltd.	386,000	309,525

Eclat Textile Co., Ltd.	22,000	174,958

Feng TAY Enterprise Co., Ltd.	36,648	157,540

Formosa Plastics Corp.	132,000	327,801

Hiwin Technologies Corp.	30,000	198,899

Largan Precision Co., Ltd.	2,000	253,294

Micro-Star International Co., Ltd.	74,000	217,046

Nanya Technology Corp.	135,000	239,720

Nien Made Enterprise Co., Ltd.	32,000	190,996

Novatek Microelectronics Corp.	43,000	244,565

Powertech Technology, Inc.	85,000	241,440

President Chain Store Corp.	37,000	346,246

Realtek Semiconductor Corp.	35,000	252,881

Standard Foods Corp.	147,000	296,513

Synnex Technology International Corp.	207,000	254,288

Taiwan Semiconductor Manufacturing Co., Ltd.	263,291	2,385,521

Uni-President Enterprises Corp.	164,000	355,749

Walsin Technology Corp.	64,000	340,724

Winbond Electronics Corp.	494,000	185,404

Yageo Corp.(a)	36,000	326,769

Zhen Ding Technology Holding Ltd.	68,000	209,117

Total Taiwan		8,393,409

Thailand – 2.9%

Airports of Thailand PCL NVDR	148,600	229,800

Bangkok Dusit Medical Services PCL NVDR	371,200	213,779

Berli Jucker PCL NVDR	153,500	189,434

Bumrungrad Hospital PCL NVDR	54,300	188,625

Central Retail Corp. PCL NVDR*	158,383	135,133

CP ALL PCL NVDR	147,617	274,385

Electricity Generating PCL NVDR	21,400	150,633

Energy Absolute PCL NVDR	151,300	155,599

Indorama Ventures PCL NVDR	241,900	157,741

Muangthai Capital PCL NVDR	139,200	148,457

PTT Exploration & Production PCL NVDR	85,300	175,447

Total Thailand		2,019,033

Turkey – 3.0%

Akbank T.A.S.*	221,576	188,282

Anadolu Efes Biracilik ve Malt Sanayii AS	74,862	195,724

Aselsan Elektronik Sanayi ve Ticaret AS	81,051	290,247

BIM Birlesik Magazalar AS	35,279	268,464

Eregli Demir ve Celik Fabrikalari T.A.S.	259,030	295,181

Ford Otomotiv Sanayi AS	24,153	180,609

KOC Holding AS	82,468	168,058

TAV Havalimanlari Holding AS	67,994	170,855

Turkiye Is Bankasi AS Group C*	218,342	156,379

Turkiye Sise ve Cam Fabrikalari AS	299,372	188,066

Total Turkey		2,101,865
TOTAL COMMON STOCKS (Cost: $81,599,992)		69,672,313

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2020

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%

United States – 0.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(d)
(Cost: $42,799)	42,799	$42,799

TOTAL INVESTMENTS IN SECURITIES – 99.7% (Cost: $81,642,791)		69,715,112

Other Assets less Liabilities – 0.3%		220,952

NET ASSETS – 100.0%		$69,936,064
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,281,705 and the total market value of the collateral held by the Fund was $1,375,618. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,332,819.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs	4/1/2020	65,874	BRL	12,780	USD	$—	$(79)
JP Morgan Chase Bank N.A.	4/1/2020	204,000	MXN	8,652	USD	44	—
Macquarie Bank	4/1/2020	340,085	HKD	43,860	USD	17	—
Merrill Lynch International	4/1/2020	168,560	USD	5,508,526	THB	706	—
						$767	$(79)

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.1%

Brazil – 4.8%

AES Tiete Energia S.A.	720,845	$1,823,446

Alupar Investimento S.A.	251,908	1,092,803

Arezzo Industria e Comercio S.A.	136,084	967,381

Cia de Locacao das Americas	389,122	787,007

Cia de Saneamento de Minas Gerais-COPASA	169,767	1,338,733

Cia de Saneamento do Parana	1,175,148	5,403,787

Cia Hering	359,667	1,031,860

Construtora Tenda S.A.	185,993	739,439

CVC Brasil Operadora e Agencia de Viagens S.A.	102,761	219,922

Duratex S.A.	1,733,337	3,124,725

EcoRodovias Infraestrutura e Logistica S.A.*	433,753	790,299

Fleury S.A.	683,612	2,667,703

Grendene S.A.	824,578	1,197,137

Iguatemi Empresa de Shopping Centers S.A.	123,869	746,328

Instituto Hermes Pardini S.A.	67,672	250,772

Iochpe Maxion S.A.	247,502	525,869

JHSF Participacoes S.A.	532,507	359,344

Light S.A.	149,816	278,742

Linx S.A.	77,159	247,696

Mahle-Metal Leve S.A.	348,062	1,177,073

Movida Participacoes S.A.	218,059	340,126

MRV Engenharia e Participacoes S.A.	550,968	1,300,245

Odontoprev S.A.	658,554	1,838,557

Qualicorp Consultoria e Corretora de Seguros S.A.	861,426	3,919,649

Sao Martinho S.A.	239,682	683,010

Ser Educacional S.A.(a)	135,732	395,948

SLC Agricola S.A.	438,164	1,917,696

Smiles Fidelidade S.A.	498,695	1,187,461

Tegma Gestao Logistica S.A.	161,818	645,512

TOTVS S.A.	97,033	873,308

Transmissora Alianca de Energia Eletrica S.A.	2,544,475	12,671,845

Tupy S.A.	513,874	1,299,893

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	453,209	809,146

Wiz Solucoes e Corretagem de Seguros S.A.	511,647	889,804

YDUQS Part*	1,199,358	5,126,628

Total Brazil		58,668,894

Chile — 1.1%

AES Gener S.A.	19,661,994	2,399,154

CAP S.A.	240,209	1,034,596

Engie Energia Chile S.A.	2,402,740	2,661,191

Grupo Security S.A.	6,140,461	1,027,637

Inversiones Aguas Metropolitanas S.A.	2,635,815	2,016,322

Inversiones La Construccion S.A.	161,625	1,039,170

Parque Arauco S.A.	1,475,992	2,078,081

Ripley Corp. S.A.	2,599,389	593,335

Salfacorp S.A.	299,657	98,442

Vina Concha y Toro S.A.	743,418	942,007

Total Chile		13,889,935

China – 23.4%

A-Living Services Co., Ltd. Class H(a)	235,750	1,146,676

Anhui Anke Biotechnology Group Co., Ltd. Class A	294,225	572,430

Anhui Expressway Co., Ltd. Class H	1,435,666	707,562

Apeloa Pharmaceutical Co., Ltd. Class A	301,200	842,482

Asia Cement China Holdings Corp.	2,630,000	2,677,199

Ausnutria Dairy Corp., Ltd.*	893,000	1,417,113

BAIC Motor Corp., Ltd. Class H(a)	6,294,000	2,501,067

Bank of Chongqing Co., Ltd. Class H	270,000	135,507

Beijing Aosaikang Pharmaceutical Co., Ltd. Class A	80,100	174,246

Beijing Capital International Airport Co., Ltd. Class H	5,516,000	3,515,597

Beijing Capital Land Ltd. Class H	5,544,000	1,215,962

Beijing North Star Co., Ltd. Class H	4,040,000	938,214

Beijing Orient Landscape & Environment Co., Ltd. Class A	1,253,400	938,314

Beijing SL Pharmaceutical Co., Ltd. Class A	515,339	868,210

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	540,000	794,230

Boya Bio-pharmaceutical Group Co., Ltd. Class A	82,300	365,373

C&D International Investment Group Ltd.(b)	2,774,000	3,829,465

CECEP COSTIN New Materials Group Ltd.*†	4,614,000	1

Chacha Food Co., Ltd. Class A	259,700	1,651,615

China BlueChemical Ltd. Class H	12,444,000	1,926,589

China CAMC Engineering Co., Ltd. Class A	898,878	1,045,487

China Communications Services Corp., Ltd. Class H	6,898,000	5,019,381

China Everbright Greentech Ltd.(a)(b)	2,208,000	931,525

China Harmony New Energy Auto Holding Ltd.(b)	3,930,000	1,698,577

China Lilang Ltd.	3,239,000	1,872,134

China Longyuan Power Group Corp., Ltd. Class H	7,778,000	4,274,895

China Maple Leaf Educational Systems Ltd.(b)	4,932,000	1,527,152

China Meheco Co., Ltd. Class A	913,900	1,937,807

China Meidong Auto Holdings Ltd.	1,268,000	1,982,758

China New Higher Education Group Ltd.(a)(b)	1,575,000	579,126

China Oriental Group Co., Ltd.	12,654,000	3,248,843

China Overseas Grand Oceans Group Ltd.	7,128,000	4,175,144

China Power International Development Ltd.	30,222,000	5,614,791

China Reinsurance Group Corp. Class H	10,412,000	1,208,995

China Resources Double Crane Pharmaceutical Co., Ltd. Class A	537,200	959,570

China Resources Medical Holdings Co., Ltd.(b)	2,327,000	1,248,928

China Risun Group Ltd. Class H(b)	6,191,000	1,757,241

China SCE Group Holdings Ltd.	12,401,000	5,519,804

China South City Holdings Ltd.	14,368,000	1,390,290

China Suntien Green Energy Corp., Ltd. Class H	11,017,000	1,918,867

China Tian Lun Gas Holdings Ltd.(b)	546,500	415,997

China Travel International Investment Hong Kong Ltd.	7,442,000	931,342

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2020

Investments	Shares	Value

China Xinhua Education Group Ltd.(a)	1,327,000	$361,244

China Yongda Automobiles Services Holdings Ltd.	4,544,500	3,711,399

China Yuhua Education Corp., Ltd.(a)(b)	2,924,000	2,165,395

China ZhengTong Auto Services Holdings Ltd.(b)	9,257,000	1,480,948

China Zhongwang Holdings Ltd.(b)	11,300,800	2,974,317

Chongqing Rural Commercial Bank Co., Ltd. Class H	11,095,000	4,552,000

CIMC Enric Holdings Ltd.	2,074,000	853,586

CITIC Telecom International Holdings Ltd.	9,609,000	3,186,098

Colour Life Services Group Co., Ltd.*(b)	1,353,000	558,593

Consun Pharmaceutical Group Ltd.	3,054,000	1,383,006

CPMC Holdings Ltd.(b)	1,911,000	616,380

CT Environmental Group Ltd.*†	6,050,000	199,041

DaFa Properties Group Ltd.	782,000	484,279

Deppon Logistics Co., Ltd. Class A	236,100	345,507

Dexin China Holdings Co., Ltd.*(b)	2,750,000	1,099,872

Dongyue Group Ltd.	8,614,000	3,434,086

E-House China Enterprise Holdings Ltd.(b)	1,787,400	1,496,630

Ecovacs Robotics Co., Ltd. Class A	109,700	298,025

ENN Ecological Holdings Co., Ltd. Class A	540,200	658,771

Fu Shou Yuan International Group Ltd.	1,203,000	1,058,517

Fufeng Group Ltd.*(b)	5,114,000	1,761,651

Genertec Universal Medical Group Co., Ltd.(a)	4,920,000	3,065,915

Greatview Aseptic Packaging Co., Ltd.	3,614,000	1,119,044

Greenland Hong Kong Holdings Ltd.	5,105,000	1,962,727

Greentown China Holdings Ltd.(b)	4,386,500	3,989,837

Greentown Service Group Co., Ltd.	1,426,000	1,729,399

Guangdong Baolihua New Energy Stock Co., Ltd. Class A	1,716,000	1,258,011

Guangdong Provincial Expressway Development Co., Ltd. Class A	2,254,665	2,148,783

Guangzhou R&F Properties Co., Ltd. Class H	10,141,600	13,241,429

Guizhou Bailing Group Pharmaceutical Co., Ltd. Class A	300,100	352,855

Guorui Properties Ltd.	2,326,000	393,123

Hebei Construction Group Corp. Ltd. Class H(b)	1,334,500	804,050

Hisense Home Appliances Group Co., Ltd. Class H(b)	1,566,000	1,444,594

Hope Education Group Co., Ltd.(a)	3,248,000	745,906

Hopson Development Holdings Ltd.	2,846,000	2,540,907

Huadian Fuxin Energy Corp., Ltd. Class H	5,654,000	933,713

Huafa Industrial Co., Ltd. Zhuhai Class A	1,908,700	1,730,265

Hubei Kaile Science & Technology Co., Ltd. Class A	312,000	584,140

Jiangsu Yangnong Chemical Co., Ltd. Class A	161,673	1,536,476

Jingrui Holdings Ltd.	5,380,000	1,485,402

JiuGui Liquor Co., Ltd. Class A	39,300	157,630

Jizhong Energy Resources Co., Ltd. Class A	3,149,190	1,340,818

Kaisa Group Holdings Ltd.	7,199,000	2,665,643

Liuzhou Iron & Steel Co., Ltd. Class A	2,607,300	1,804,830

Lonking Holdings Ltd.	15,763,000	4,718,182

Luxi Chemical Group Co., Ltd. Class A	2,368,500	2,724,755

LVGEM China Real Estate Investment Co., Ltd.	2,760,000	843,928

MLS Co., Ltd. Class A	418,000	668,272

Nanjing Iron & Steel Co., Ltd. Class A	12,500,537	5,533,784

Ningbo Tuopu Group Co., Ltd. Class A	516,345	1,183,653

Poly Property Group Co., Ltd.	9,193,000	3,119,327

Qinhuangdao Port Co., Ltd. Class A	1,969,000	738,399

Rainbow Department Store Co., Ltd. Class A	757,300	949,147

Redsun Properties Group Ltd.	4,348,000	1,419,247

Ronshine China Holdings Ltd.(b)	2,250,500	2,200,879

S-Enjoy Service Group Co., Ltd.*	299,000	603,331

Sany Heavy Equipment International Holdings Co., Ltd.	2,570,000	1,376,034

Shandong Chenming Paper Holdings Ltd. Class H	1,090,500	391,127

Shandong Himile Mechanical Science & Technology Co., Ltd. Class A	464,200	1,106,656

Shandong Publishing & Media Co., Ltd. Class A	1,190,600	1,086,011

Shandong Yisheng Livestock & Poultry Breeding Co., Ltd. Class A	393,230	1,053,884

Shanghai AJ Group Co., Ltd. Class A	788,130	883,342

Shanghai Huayi Group Co., Ltd. Class A	1,073,100	809,390

Shanghai Industrial Urban Development Group Ltd.	9,346,000	892,289

Shanghai Jin Jiang Capital Co., Ltd. Class H	11,197,587	1,878,087

Shanghai Mechanical and Electrical Industry Co., Ltd. Class A	508,098	972,772

Shanghai Shimao Co., Ltd. Class A	3,873,003	2,227,778

Shenzhen Jinjia Group Co., Ltd. Class A	1,308,885	1,699,515

Shenzhen Suntak Circuit Technology Co., Ltd. Class A	284,600	663,241

Shenzhen Zhongjin Lingnan Nonfemet Co., Ltd. Class A	3,136,567	1,574,231

Shougang Fushan Resources Group Ltd.	11,766,000	2,140,404

Shui On Land Ltd.	18,023,500	3,022,946

Sinochem International Corp. Class A	2,276,880	1,643,516

Sinopec Engineering Group Co., Ltd. Class H	6,879,400	2,893,450

Sinopec Kantons Holdings Ltd.(b)	5,970,000	2,279,890

SITC International Holdings Co., Ltd.	6,473,000	6,054,684

Skyfame Realty Holdings Ltd.	6,618,000	870,913

SOHO China Ltd.	2,700,000	1,393,387

Suofeiya Home Collection Co., Ltd. Class A	799,971	2,027,813

Tahoe Group Co., Ltd. Class A	988,500	720,495

Taiji Computer Corp., Ltd. Class A	112,800	583,314

TangShan Port Group Co., Ltd. Class A	5,227,100	1,665,456

TCL Electronics Holdings Ltd.	3,755,000	1,574,495

Tiangong International Co., Ltd.	2,510,000	874,350

Tianli Education International Holdings Ltd.	1,120,000	489,853

Tianneng Power International Ltd.(b)	4,890,000	3,640,261

Titan Wind Energy Suzhou Co., Ltd. Class A	445,545	317,838

Tong Ren Tang Technologies Co., Ltd. Class H	1,829,888	1,459,019

TravelSky Technology Ltd. Class H	1,241,000	2,190,311

Tsaker Chemical Group Ltd.(a)	1,062,000	191,823

Virscend Education Co., Ltd.(a)(b)	5,383,000	1,104,255

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2020

Investments	Shares	Value

Wanxiang Qianchao Co., Ltd. Class A	2,767,740	$1,990,029

Wasu Media Holding Co., Ltd. Class A	704,900	927,199

Weifu High-Technology Group Co., Ltd. Class A	1,939,098	5,194,183

West China Cement Ltd.	10,532,000	1,644,160

Wisdom Education International Holdings Co., Ltd.	1,560,000	519,269

Wuxi Taiji Industry Co., Ltd. Class A	778,400	1,085,333

Xiabuxiabu Catering Management China Holdings Co., Ltd.*(a)(b)	745,500	570,361

Xiamen ITG Group Corp., Ltd. Class A	1,935,100	1,748,740

Xinjiang Zhongtai Chemical Co., Ltd. Class A	2,079,600	1,436,613

Xinxing Ductile Iron Pipes Co., Ltd. Class A	6,952,200	3,371,667

Xinyangfeng Agricultural Technology Co., Ltd. Class A	807,500	923,267

Xinyu Iron & Steel Co., Ltd. Class A	3,217,400	1,846,135

XTEP International Holdings Ltd.	5,466,800	1,798,545

Yadea Group Holdings Ltd.(a)	3,074,000	864,586

Yang Quan Coal Industry Group Co., Ltd. Class A	3,176,066	2,059,735

Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. Class H(a)(b)	1,134,500	2,057,964

YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H(a)	319,400	1,508,217

Yuexiu Transport Infrastructure Ltd.	4,992,100	3,046,438

Yuzhou Properties Co., Ltd.	14,488,700	6,168,666

Zhejiang Expressway Co., Ltd. Class H	8,358,700	5,823,450

Zhejiang Jiahua Energy Chemical Industry Co., Ltd. Class A	994,700	1,236,872

Zhejiang Runtu Co., Ltd. Class A	1,248,500	1,689,755

Zhejiang Wanfeng Auto Wheel Co., Ltd. Class A	2,376,768	2,211,539

Zhou Hei Ya International Holdings Co., Ltd.(a)(b)	2,843,000	1,639,579

Total China		285,009,384

Czech Republic – 0.5%

Moneta Money Bank AS(a)	3,159,470	6,504,105

Hong Kong – 1.4%

Ajisen China Holdings Ltd.	4,081,000	984,591

China Grand Pharmaceutical and Healthcare Holdings Ltd. Class A(b)	2,720,000	1,614,264

China High Speed Transmission Equipment Group Co., Ltd.(b)	543,000	315,254

China Water Affairs Group Ltd.(b)	3,744,000	2,811,297

Concord New Energy Group Ltd.	32,340,000	1,230,863

Crystal International Group Ltd.(a)	1,670,000	514,947

Guotai Junan International Holdings Ltd.(b)	10,892,000	1,433,361

Hua Han Health Industry Holdings Ltd.*†(b)	8,880,000	0

Mobvista, Inc.(a)	1,055,000	510,425

NetDragon Websoft Holdings Ltd.	383,000	924,035

Stella International Holdings Ltd.	3,545,000	3,727,535

Vinda International Holdings Ltd.	565,000	1,370,421

Wasion Holdings Ltd.	3,844,000	1,319,207

Total Hong Kong		16,756,200

Hungary – 0.2%

Magyar Telekom Telecommunications PLC	2,241,490	$2,492,170

India – 4.3%

Aegis Logistics Ltd.	161,061	296,888

Apollo Hospitals Enterprise Ltd.	46,015	692,829

Apollo Tyres Ltd.	548,970	576,173

Avanti Feeds Ltd.	53,789	209,216

Bajaj Consumer Care, Ltd.*	449,265	786,572

Bajaj Electricals Ltd.	67,612	239,923

Balkrishna Industries Ltd.	91,131	953,637

Balrampur Chini Mills Ltd.	230,163	316,564

Birla Corp., Ltd.	57,244	314,061

Birlasoft Ltd.	644,316	519,532

Carborundum Universal Ltd.	115,031	337,561

Care Ratings Ltd.	96,969	419,594

Castrol India Ltd.	1,072,193	1,409,489

Century Textiles & Industries Ltd.	93,922	367,612

CESC Ltd.	151,408	817,670

Crompton Greaves Consumer Electricals Ltd.	373,999	1,032,250

Edelweiss Financial Services Ltd.	915,880	464,894

EID Parry India Ltd.	187,642	344,893

EIH Ltd.	172,292	149,856

Emami Ltd.	215,383	483,856

Endurance Technologies Ltd.(a)	29,951	237,981

Essel Propack Ltd.	177,685	364,289

Federal Bank Ltd.	2,195,109	1,191,114

Finolex Industries Ltd.	81,821	424,781

Firstsource Solutions Ltd.	867,047	314,607

GHCL Ltd.	60,797	71,645

Glenmark Pharmaceuticals Ltd.	135,139	367,719

Godfrey Phillips India Ltd.	22,182	275,768

Godrej Agrovet Ltd.(a)	81,719	397,246

Graphite India Ltd.	578,802	973,580

HEG Ltd.	129,329	827,418

HeidelbergCement India Ltd.	218,781	410,226

Hexaware Technologies Ltd.	294,890	883,681

Hindustan Copper Ltd.	868,606	244,561

ICICI Securities Ltd.(a)	256,528	937,422

Indiabulls Housing Finance Ltd.	4,446,198	5,686,220

Indiabulls Ventures Ltd.	251,878	358,583

Indian Energy Exchange Ltd.(a)	246,752	417,335

Jamna Auto Industries Ltd.	902,049	283,786

JB Chemicals & Pharmaceuticals Ltd.	71,542	481,352

Jindal Saw Ltd.	157,740	95,497

JK Paper Ltd.	196,093	193,109

Jubilant Life Sciences Ltd.	67,934	223,779

Jyothy Labs Ltd.	292,569	356,569

Karur Vysya Bank Ltd. (The)	516,244	137,845

Kaveri Seed Co., Ltd.	55,137	249,187

KRBL Ltd.	119,954	213,741

L&T Technology Services Ltd.(a)	47,055	722,296

Manappuram Finance Ltd.	653,378	818,328

Mindtree Ltd.	173,495	1,900,501

Motilal Oswal Financial Services Ltd.	50,899	334,421

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2020

Investments	Shares	Value

Natco Pharma Ltd.	85,359	$570,423

National Aluminium Co., Ltd.	5,909,320	2,273,078

Navin Fluorine International Ltd.	35,400	571,655

NCC Ltd.	1,474,412	365,430

NIIT Ltd.	563,115	611,861

NIIT Technologies Ltd.	43,008	652,500

NLC India Ltd.	1,545,603	896,905

NOCIL Ltd.	265,198	230,664

Oberoi Realty Ltd.	58,005	254,367

Oil India Ltd.	1,821,775	1,990,314

Persistent Systems Ltd.	85,350	621,584

Phillips Carbon Black Ltd.	218,071	180,738

Phoenix Mills Ltd. (The)	63,491	478,629

PNB Housing Finance Ltd.(a)	88,292	189,244

Prestige Estates Projects Ltd.	135,903	302,161

PTC India Ltd.	1,259,325	645,050

Rashtriya Chemicals & Fertilizers Ltd.	681,353	255,334

Redington India Ltd.	904,013	819,752

SJVN Ltd.	3,384,484	928,313

Sobha Ltd.	87,212	154,304

Sonata Software Ltd.	167,866	364,351

Steel Authority of India Ltd.	2,032,734	619,349

Sterlite Technologies Ltd.	274,349	231,370

Strides Pharma Science Ltd.	199,040	847,583

Supreme Industries Ltd.	53,410	612,599

Tata Chemicals Ltd.	169,683	501,415

Tata Consumer Products Ltd.	440,334	1,716,198

Trident Ltd.	6,673,435	374,906

Varroc Engineering Ltd.(a)	39,709	67,003

Varun Beverages Ltd.	50,238	351,594

Yes Bank Ltd.(c)	7,997,215	2,373,226

Total India		52,179,557

Indonesia – 1.9%

Ace Hardware Indonesia Tbk PT	11,837,500	943,516

Adhi Karya Persero Tbk PT	7,957,100	261,008

AKR Corporindo Tbk PT	5,445,345	659,384

Aneka Tambang Tbk PT	10,338,100	285,233

Astra Agro Lestari Tbk PT	975,166	322,863

Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	26,354,100	1,187,631

Bank Tabungan Negara Persero Tbk PT	9,899,116	509,826

Bukit Asam Tbk PT	43,221,900	5,777,053

Ciputra Development Tbk PT	7,919,200	215,581

Erajaya Swasembada Tbk PT	4,289,800	245,920

Indika Energy Tbk PT	20,384,500	868,622

Indo Tambangraya Megah Tbk PT	3,772,000	1,873,280

Japfa Comfeed Indonesia Tbk PT	33,688,400	1,962,231

Matahari Department Store Tbk PT	16,372,000	1,340,075

Media Nusantara Citra Tbk PT	4,574,640	253,835

Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	6,656,400	342,819

PP Persero Tbk PT	9,477,700	319,604

Puradelta Lestari Tbk PT	57,263,000	502,061

Ramayana Lestari Sentosa Tbk PT	13,302,300	380,066

Selamat Sempurna Tbk PT	10,772,800	762,881

Surya Citra Media Tbk PT	26,868,800	1,276,721

Timah Tbk PT	6,454,900	169,387

Tower Bersama Infrastructure Tbk PT	18,568,315	1,030,308

Waskita Beton Precast Tbk PT	83,442,900	670,204

Waskita Karya Persero Tbk PT	17,842,100	529,465

Wijaya Karya Bangunan Gedung Tbk PT	17,757,300	155,689

Wijaya Karya Beton Tbk PT	17,335,500	240,210

Wijaya Karya Persero Tbk PT	6,296,800	322,368

Total Indonesia		23,407,841

Malaysia – 4.0%

AEON Credit Service M Bhd	435,900	847,583

AirAsia Group Bhd	11,016,600	2,014,610

Alliance Bank Malaysia Bhd	7,274,047	3,199,234

Astro Malaysia Holdings Bhd	8,814,600	1,734,354

Berjaya Sports Toto Bhd	3,171,900	1,688,743

Bermaz Auto Bhd	6,773,780	1,771,845

BIMB Holdings Bhd	2,766,900	2,081,580

British American Tobacco Malaysia Bhd	1,110,300	2,647,243

Bursa Malaysia Bhd	2,337,850	2,732,903

Cahya Mata Sarawak Bhd	1,851,100	518,479

Frontken Corp. Bhd	1,329,900	557,204

Gamuda Bhd	7,906,186	5,179,284

Globetronics Technology Bhd	2,559,833	959,937

Heineken Malaysia Bhd	448,000	2,269,037

IJM Corp. Bhd	5,716,200	2,103,879

Inari Amertron Bhd	5,700,475	1,636,248

IOI Properties Group Bhd	3,705,400	819,134

Kossan Rubber Industries Bhd	1,098,300	1,304,231

KPJ Healthcare Bhd	7,356,200	1,583,626

Malaysia Building Society Bhd	11,024,100	1,429,050

Malaysian Resources Corp. Bhd	2,593,543	234,139

MMC Corp. Bhd	3,603,500	504,657

My EG Services Bhd	2,815,500	625,667

Padini Holdings Bhd	1,330,200	621,992

Scientex Bhd	939,400	1,639,601

Serba Dinamik Holdings Bhd	3,101,900	1,077,049

Sunway Bhd	7,400,440	2,655,251

Syarikat Takaful Malaysia Keluarga Bhd	813,200	611,782

TIME dotCom Bhd	890,500	1,896,435

VS Industry Bhd	3,562,225	622,565

Yinson Holdings Bhd	792,300	874,831

Total Malaysia		48,442,173

Mexico – 2.3%

Banco del Bajio S.A.(a)	3,498,034	3,053,795

Bolsa Mexicana de Valores S.A.B. de C.V.(b)	1,917,158	2,961,638

Concentradora Fibra Danhos S.A. de C.V.	4,791,000	3,970,163

Corp. Inmobiliaria Vesta S.A.B. de C.V.	1,710,569	2,000,103

Gentera S.A.B. de C.V.	3,628,479	1,401,324

Grupo Aeroportuario del Centro Norte S.A.B. de C.V.(b)	1,054,720	3,604,416

Grupo Herdez S.A.B. de C.V.(b)	632,971	809,182

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2020

Investments	Shares	Value

Macquarie Mexico Real Estate Management S.A. de C.V.(a)	4,353,916	$3,656,219

Megacable Holdings S.A.B. de C.V. Series CPO	668,791	1,849,640

Nemak S.A.B. de C.V.(a)(b)	4,004,030	679,307

Prologis Property Mexico S.A. de C.V.	1,913,468	2,915,970

Regional S.A.B. de C.V.	387,593	1,032,458

Total Mexico		27,934,215

Philippines – 1.0%

Alliance Global Group, Inc.*	4,321,400	593,067

Altus San Nicolas Corp.*†	70,532	3,612

Century Pacific Food, Inc.	2,778,100	737,404

DMCI Holdings, Inc.	21,012,400	1,557,545

Filinvest Land, Inc.	41,766,000	747,288

First Gen Corp.	3,870,800	1,255,765

Manila Water Co., Inc.	4,310,645	806,869

Pilipinas Shell Petroleum Corp.	1,863,510	691,030

Puregold Price Club, Inc.	1,438,700	1,031,078

Robinsons Land Corp.	4,325,626	1,262,137

Robinsons Retail Holdings, Inc.	665,140	745,438

Semirara Mining & Power Corp.	6,115,600	1,322,682

Vista Land & Lifescapes, Inc.	12,063,400	967,728

Total Philippines		11,721,643

Poland – 0.7%

Asseco Poland S.A.	270,032	3,770,761

Eurocash S.A.	322,223	1,318,837

Jastrzebska Spolka Weglowa S.A.(b)	416,542	1,247,570

Warsaw Stock Exchange	239,139	1,986,348

Total Poland		8,323,516

Singapore – 0.2%

IGG, Inc.(b)	4,852,000	2,898,342

South Africa – 7.5%

Adcock Ingram Holdings Ltd.	351,897	858,463

Advtech Ltd.	577,014	241,984

Aeci Ltd.	582,747	2,398,203

African Rainbow Minerals Ltd.(b)	683,614	3,857,481

Allied Electronics Corp. Ltd. Class A	737,026	770,039

Astral Foods Ltd.	313,351	3,368,085

Attacq Ltd.	4,760,688	1,247,481

AVI Ltd.	1,491,489	5,877,435

Barloworld Ltd.	791,034	2,867,830

Cashbuild Ltd.	92,719	693,212

City Lodge Hotels Ltd.	214,896	282,758

Coronation Fund Managers Ltd.	2,035,509	3,590,063

DataTec Ltd.	576,882	900,853

Dis-Chem Pharmacies Ltd.(a)(b)	536,631	796,233

Equites Property Fund Ltd.	3,008,693	2,788,011

Foschini Group Ltd. (The)	959,051	3,633,762

Hyprop Investments Ltd.	2,746,552	2,921,864

Imperial Logistics Ltd.(b)	750,437	1,111,790

Investec Ltd.(b)	1,576,234	2,999,787

JSE Ltd.(b)	528,420	2,995,662

KAP Industrial Holdings Ltd.	12,549,904	1,054,023

Liberty Holdings Ltd.(b)	587,280	2,180,104

Life Healthcare Group Holdings Ltd.	4,808,359	4,969,894

Metair Investments Ltd.	752,208	589,637

Momentum Metropolitan Holdings	2,916,438	2,545,760

Motus Holdings Ltd.	1,110,903	1,691,857

Netcare Ltd.	7,675,410	6,446,313

Oceana Group Ltd.	579,243	1,783,783

Pick n Pay Stores Ltd.	1,301,663	4,416,617

Resilient REIT Ltd.	1,882,451	3,372,813

Reunert Ltd.	913,342	2,216,363

Santam Ltd.(b)	159,884	2,399,245

SPAR Group Ltd. (The)	645,872	6,572,634

Telkom S.A. SOC Ltd.	1,415,232	1,626,804

Transaction Capital Ltd.	1,107,667	759,738

Truworths International Ltd.	2,812,396	3,933,575

Tsogo Sun Gaming Ltd.	2,605,285	452,205

Wilson Bayly Holmes-Ovcon Ltd.	78,699	353,176

Total South Africa		91,565,537

South Korea – 8.4%

Aekyung Industrial Co., Ltd.	17,655	338,641

Aekyung Petrochemical Co., Ltd.	5,760	27,207

Ahnlab, Inc.	11,333	529,714

Asia Paper Manufacturing Co., Ltd.	17,295	383,591

BNK Financial Group, Inc.	1,199,431	4,369,718

Bukwang Pharmaceutical Co., Ltd.(b)	58,584	1,219,949

Caregen Co., Ltd.†(b)	7,384	228,484

Cheil Worldwide, Inc.	208,698	2,717,266

CJ Corp.	29,431	1,559,370

Com2uS Corp.	14,938	1,035,665

Daesang Corp.	69,638	969,618

Daishin Securities Co., Ltd.	181,628	1,277,148

DB HiTek Co., Ltd.	60,911	1,083,274

DGB Financial Group, Inc.	774,990	2,922,088

Dohwa Engineering Co., Ltd.	37,378	219,536

Dongsuh Cos., Inc.	213,673	2,764,488

Douzone Bizon Co., Ltd.	14,745	981,102

Echo Marketing, Inc.	15,456	319,950

F&F Co., Ltd.(b)	6,588	501,129

Grand Korea Leisure Co., Ltd.	74,127	822,043

GS Engineering & Construction Corp.	213,953	3,602,938

Hana Tour Service, Inc.(b)	31,035	945,824

Handok, Inc.	27,104	479,805

Hanil Hyundai Cement Co., Ltd.(b)	8,183	154,606

Hanmi Semiconductor Co., Ltd.	125,805	709,969

Hansol Chemical Co., Ltd.	14,029	909,260

Hansol Paper Co., Ltd.	87,544	755,093

Hanssem Co., Ltd.	23,960	990,009

Hanwha Corp.	157,965	1,985,349

Hanwha General Insurance Co., Ltd.*	462,657	644,189

Hanwha Life Insurance Co., Ltd.(b)	1,399,773	1,598,295

HDC Holdings Co., Ltd.	65,251	397,182

HDC Hyundai Development Co-Engineering & Construction	46,754	597,219

Huchems Fine Chemical Corp.	109,813	1,330,547

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2020

Investments	Shares	Value

Huons Co., Ltd.	15,168	$568,169

Hyosung Corp.	35,497	1,781,630

Hyundai Construction Equipment Co., Ltd.*	40,215	495,523

Hyundai Department Store Co., Ltd.	22,375	1,080,749

Hyundai Elevator Co., Ltd.(b)	17,825	836,085

Hyundai Greenfood Co., Ltd.	134,459	726,776

Hyundai Marine & Fire Insurance Co., Ltd.	244,269	4,544,866

iMarketKorea, Inc.(b)	72,534	539,231

Innocean Worldwide, Inc.	28,779	1,243,501

IS Dongseo Co., Ltd.	50,320	927,986

JB Financial Group Co., Ltd.	522,696	1,921,440

Jejuair Co., Ltd.*	17,270	239,043

KEPCO Plant Service & Engineering Co., Ltd.	98,261	2,344,833

Kginicis Co., Ltd.	31,043	479,409

KIWOOM Securities Co., Ltd.	26,796	1,540,822

Koentec Co., Ltd.(b)	81,767	544,733

Koh Young Technology, Inc.	5,988	381,705

Kolon Industries, Inc.	22,623	557,514

Korea Autoglass Corp.	61,348	629,934

Korea Electric Terminal Co., Ltd.	13,590	271,833

Korea Petrochemical Ind Co., Ltd.(b)	13,448	964,398

Korea Real Estate Investment & Trust Co., Ltd.(b)	1,062,005	1,435,083

Korean Reinsurance Co.	408,697	2,450,806

Kumho Petrochemical Co., Ltd.	32,886	1,750,534

LEENO Industrial, Inc.	20,147	1,239,586

LF Corp.	66,731	589,279

LOTTE Fine Chemical Co., Ltd.	64,737	1,651,196

LOTTE Himart Co., Ltd.	62,891	808,514

LS Corp.	74,582	1,770,583

LS Industrial Systems Co., Ltd.	37,085	1,050,998

Mando Corp.	45,601	775,406

MegaStudyEdu Co., Ltd.	20,091	616,420

Meritz Financial Group, Inc.	160,648	1,359,243

Meritz Fire & Marine Insurance Co., Ltd.	206,264	2,067,130

Meritz Securities Co., Ltd.	1,240,197	2,883,113

Mirae Asset Life Insurance Co., Ltd.	397,985	1,013,475

Modetour Network, Inc.	22,970	186,236

Moorim P&P Co., Ltd.(b)	185,210	444,254

NICE Information Service Co., Ltd.(b)	67,195	734,130

Orion Holdings Corp.	127,821	1,265,243

Partron Co., Ltd.	96,191	602,898

POSCO International Corp.	149,654	1,395,304

Samick THK Co., Ltd.	43,858	338,658

Samjin Pharmaceutical Co., Ltd.	39,918	732,877

Seah Besteel Corp.	95,370	587,567

Seoul Semiconductor Co., Ltd.(b)	61,144	595,192

SFA Engineering Corp.	50,808	1,304,267

Shinsegae, Inc.	5,613	1,002,857

Silicon Works Co., Ltd.	28,483	644,602

SK Discovery Co., Ltd.	48,179	839,031

SK Materials Co., Ltd.(b)	9,443	1,039,440

SK Networks Co., Ltd.	278,226	1,039,905

SKC Co., Ltd.(b)	46,442	1,419,183

SKCKOLONPI, Inc.	36,268	779,076

Soulbrain Co., Ltd.	11,391	594,183

Tailim Packaging Co., Ltd.(b)	104,937	273,258

TES Co., Ltd.(b)	36,923	588,414

UniTest, Inc.	47,469	452,327

Winix, Inc.(b)	15,094	197,145

YAS Co., Ltd.	12,093	98,047

Yuhan Corp.	6,800	1,279,172

Total South Korea		101,885,078

Taiwan – 30.5%

AcBel Polytech, Inc.(b)	1,862,303	1,105,380

Acer, Inc.(b)	11,003,000	5,675,869

Alpha Networks, Inc.*	1,200,000	658,697

Arcadyan Technology Corp.(b)	411,681	929,776

Asia Optical Co., Inc.(b)	584,000	1,177,984

Asia Vital Components Co., Ltd.(b)	764,000	761,688

ASMedia Technology, Inc.(b)	57,000	1,451,317

ASROCK, Inc.(b)	264,000	925,351

Aten International Co., Ltd.	578,000	1,496,533

Capital Securities Corp.(b)	10,967,340	3,401,738

Cathay Real Estate Development Co., Ltd.(b)	3,932,000	2,242,845

Charoen Pokphand Enterprise(b)	816,000	1,594,683

Chaun-Choung Technology Corp.	82,000	627,714

Cheng Loong Corp.	4,530,000	3,078,270

Cheng Uei Precision Industry Co., Ltd.(b)	1,053,000	1,018,476

Chicony Electronics Co., Ltd.(b)	2,410,652	6,042,274

Chicony Power Technology Co., Ltd.	741,625	1,289,932

Chilisin Electronics Corp.(b)	1,568,000	4,189,422

China Airlines Ltd.	5,263,000	1,150,354

China General Plastics Corp.(b)	2,453,186	1,147,846

China Metal Products(b)	1,406,000	1,050,728

China Steel Chemical Corp.(b)	598,726	1,847,168

ChipMOS Technologies, Inc.(b)	1,314,000	1,155,776

Chong Hong Construction Co., Ltd.(b)	1,661,000	4,124,832

Chroma ATE, Inc.(b)	958,132	3,944,495

Chung-Hsin Electric & Machinery Manufacturing Corp.(b)	2,538,000	1,875,710

Cleanaway Co., Ltd.	367,161	1,687,594

Compeq Manufacturing Co., Ltd.	2,098,000	2,167,964

Continental Holdings Corp.	2,398,000	783,435

Coremax Corp.(b)	245,893	318,734

CTCI Corp.(b)	2,607,190	2,526,021

Cub Elecparts, Inc.(b)	141,191	522,904

Darfon Electronics Corp.(b)	1,450,000	1,431,229

Daxin Materials Corp.(b)	246,000	566,976

Elan Microelectronics Corp.(b)	1,163,409	3,227,684

Elite Advanced Laser Corp.(b)	456,312	918,916

Elite Material Co., Ltd.(b)	775,163	2,717,037

Elite Semiconductor Memory Technology, Inc.	976,000	913,341

Ennoconn Corp.	115,674	573,751

Eternal Materials Co., Ltd.(b)	3,250,494	2,423,777

Eva Airways Corp.(b)	7,199,664	2,116,463

Everlight Electronics Co., Ltd.	1,365,165	1,124,038

Far Eastern Department Stores Ltd.	3,529,841	2,527,026

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2020

Investments	Shares	Value

Far Eastern International Bank	10,137,908	$3,369,078

Farglory Land Development Co., Ltd.	1,758,640	2,209,822

Feng Hsin Steel Co., Ltd.	1,685,950	2,572,842

FLEXium Interconnect, Inc.(b)	661,028	2,085,282

Formosa International Hotels Corp.(b)	329,000	1,191,260

Formosa Sumco Technology Corp.(b)	658,000	2,817,684

Foxsemicon Integrated Technology, Inc.(b)	411,197	1,577,265

Fusheng Precision Co., Ltd.(b)	528,000	2,714,945

Genius Electronic Optical Co., Ltd.(b)	58,280	795,914

Getac Technology Corp.(b)	1,949,292	2,723,330

Giant Manufacturing Co., Ltd.(b)	594,000	2,632,012

Gigabyte Technology Co., Ltd.(b)	2,566,000	4,327,365

Global Mixed Mode Technology, Inc.	222,000	745,102

Global Unichip Corp.(b)	136,000	825,224

Grape King Bio Ltd.(b)	267,988	1,745,735

Great Wall Enterprise Co., Ltd.(b)	2,536,006	3,098,570

Greatek Electronics, Inc.	1,754,000	2,435,990

Hannstar Board Corp.(b)	761,889	833,905

Highwealth Construction Corp.(b)	7,206,613	9,651,235

Hiwin Technologies Corp.(b)	514,631	3,411,984

Holiday Entertainment Co., Ltd.	659,000	1,194,160

Holtek Semiconductor, Inc.(b)	1,009,773	1,990,062

Holy Stone Enterprise Co., Ltd.(b)	991,000	2,923,043

Hota Industrial Manufacturing Co., Ltd.(b)	563,427	1,417,813

Hsin Kuang Steel Co., Ltd.(b)	1,324,000	939,100

Huaku Development Co., Ltd.(b)	1,448,296	3,955,797

IBF Financial Holdings Co., Ltd.(b)	9,888,140	3,384,166

International CSRC Investment Holdings Co.(b)	2,643,297	1,695,682

Iron Force Industrial Co., Ltd.	162,000	391,588

ITE Technology, Inc.(b)	819,000	1,060,260

ITEQ Corp.(b)	472,000	2,083,627

Jentech Precision Industrial Co., Ltd.(b)	115,000	654,068

Kindom Development Co., Ltd.	996,000	755,855

King Slide Works Co., Ltd.(b)	133,004	1,284,234

King Yuan Electronics Co., Ltd.(b)	3,376,000	3,376,949

King’s Town Bank Co., Ltd.(b)	3,629,000	3,402,019

Kinik Co.(b)	764,495	1,294,319

Kinpo Electronics(b)	3,873,000	1,260,199

Kung Long Batteries Industrial Co., Ltd.(b)	496,000	2,181,373

Lien Hwa Industrial Holdings Corp.(b)	3,045,671	3,751,508

Lite-On Semiconductor Corp.(b)	1,160,000	1,528,562

Longchen Paper & Packaging Co., Ltd.(b)	1,530,377	584,490

Lotes Co., Ltd.(b)	219,977	2,000,353

Macronix International(b)	5,741,000	4,840,881

Makalot Industrial Co., Ltd.(b)	637,800	2,235,564

Marketech International Corp.(b)	302,000	549,245

Merida Industry Co., Ltd.(b)	369,043	1,354,555

Merry Electronics Co., Ltd.(b)	812,030	3,343,013

Micro-Star International Co., Ltd.	2,994,877	8,784,141

Mirle Automation Corp.(b)	1,493,560	1,501,388

MOSA Industrial Corp.	603,000	538,366

Namchow Holdings Co., Ltd.	610,086	815,022

Nan Kang Rubber Tire Co., Ltd.(b)	992,000	1,289,142

Nan Pao Resins Chemical Co., Ltd.	164,000	593,820

Nantex Industry Co., Ltd.(b)	1,557,615	1,382,933

Nichidenbo Corp.(b)	1,616,000	2,233,646

Nuvoton Technology Corp.(b)	170,826	175,675

OptoTech Corp.	1,095,062	646,359

Oriental Union Chemical Corp.(b)	3,786,000	1,783,989

Pan Jit International, Inc.(b)	514,000	325,483

Pan-International Industrial Corp.	1,422,000	789,961

Phoenix Silicon International Corp.(b)	204,000	288,716

Powertech Technology, Inc.(b)	3,285,000	9,330,936

Primax Electronics Ltd.(b)	1,352,000	1,725,682

Qisda Corp.(b)	6,720,000	3,288,726

Quang Viet Enterprise Co., Ltd.	234,000	893,706

Radium Life Tech Co., Ltd.	3,817,000	1,130,907

Rexon Industrial Corp., Ltd.(b)	267,000	371,256

Ruentex Industries Ltd.*(b)	2,573,200	5,905,133

Sampo Corp.(b)	2,705,000	1,525,065

Sanyang Motor Co., Ltd.(b)	2,953,000	1,889,475

SDI Corp.(b)	657,000	821,209

Sercomm Corp.	526,488	1,093,314

Sigurd Microelectronics Corp.	1,379,496	1,411,815

Sinbon Electronics Co., Ltd.(b)	763,120	3,166,892

Sinon Corp.(b)	2,567,000	1,612,784

Sitronix Technology Corp.	291,000	1,135,459

Standard Foods Corp.(b)	1,425,896	2,876,169

Sunny Friend Environmental Technology Co., Ltd.	133,000	1,022,519

Sunonwealth Electric Machine Industry Co., Ltd.(b)	929,000	964,588

Supreme Electronics Co., Ltd.(b)	3,450,000	3,456,674

Swancor Holding Co., Ltd.(b)	369,000	733,327

Syncmold Enterprise Corp.	1,016,915	2,178,995

Synnex Technology International Corp.	5,911,600	7,262,072

Systex Corp.(b)	956,000	2,326,657

TA Chen Stainless Pipe(b)	5,939,809	5,283,497

Ta Ya Electric Wire & Cable	563,120	153,435

TA-I Technology Co., Ltd.*(b)	640,000	1,092,009

Taichung Commercial Bank Co., Ltd.(b)	7,895,975	2,702,357

Taiflex Scientific Co., Ltd.	636,000	881,186

Tainan Spinning Co., Ltd.(b)	5,079,000	1,368,776

Taisun Enterprise Co., Ltd.(b)	1,580,000	1,204,272

Taiwan Business Bank(b)	9,647,240	3,091,174

Taiwan Cogeneration Corp.(b)	1,920,970	1,867,517

Taiwan Hon Chuan Enterprise Co., Ltd.	1,006,692	1,646,113

Taiwan Mask Corp.(b)	446,000	365,749

Taiwan Paiho Ltd.	765,000	1,317,941

Taiwan PCB Techvest Co., Ltd.(b)	1,015,302	968,585

Taiwan Sakura Corp.	999,000	1,379,173

Taiwan Styrene Monomer(b)	3,819,000	1,730,083

Taiwan Surface Mounting Technology Corp.(b)	516,000	1,179,029

Teco Electric and Machinery Co., Ltd.(b)	5,034,683	4,012,230

Test Research, Inc.(b)	1,110,115	1,673,900

Ton Yi Industrial Corp.(b)	4,182,538	1,106,437

Tong Hsing Electronic Industries Ltd.(b)	443,918	1,592,682

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2020

Investments	Shares	Value

Tong Yang Industry Co., Ltd.(b)	1,065,685	$1,127,653

Topco Scientific Co., Ltd.(b)	802,521	2,404,259

Topkey Corp.	256,000	771,179

Transcend Information, Inc.	991,479	2,180,228

Tripod Technology Corp.(b)	2,145,928	6,741,172

TSRC Corp.(b)	2,686,011	1,292,312

Tung Ho Steel Enterprise Corp.(b)	4,014,153	2,867,110

TXC Corp.	918,549	1,336,447

U-Ming Marine Transport Corp.(b)	1,904,420	1,637,317

Unimicron Technology Corp.(b)	2,068,000	2,188,251

Unitech Printed Circuit Board Corp.(b)	761,000	490,700

Visual Photonics Epitaxy Co., Ltd.	322,750	837,785

Voltronic Power Technology Corp.	154,380	3,231,405

Walsin Lihwa Corp.(b)	16,951,000	6,165,732

Wan Hai Lines Ltd.(b)	3,366,000	1,530,430

Weikeng Industrial Co., Ltd.	622,431	267,566

Winbond Electronics Corp.(b)	13,961,000	5,239,732

Wistron Corp.	13,165,007	10,665,565

Wistron NeWeb Corp.(b)	987,722	1,708,178

WPG Holdings Ltd.	8,321,058	9,767,953

WT Microelectronics Co., Ltd.(b)	2,510,678	2,831,014

YC INOX Co., Ltd.	2,329,000	1,686,593

YFY, Inc.(b)	5,405,000	2,064,307

Yulon Finance Corp.(b)	643,000	1,845,557

Total Taiwan		370,475,368

Thailand – 4.8%

AEON Thana Sinsap Thailand PCL NVDR(b)	117,100	352,362

After You PCL NVDR	905,200	190,322

Amata Corp. PCL NVDR(b)	1,360,300	414,504

Ananda Development PCL NVDR(b)	7,912,600	284,509

AP Thailand PCL NVDR	4,511,300	522,372

Bangchak Corp. PCL NVDR(b)	2,037,700	931,378

Bangkok Chain Hospital PCL NVDR(b)	1,873,000	650,635

Bangkok Land PCL NVDR(b)	43,946,114	1,098,067

Banpu PCL NVDR	3,497,100	564,779

Banpu Power PCL NVDR(b)	1,337,000	488,885

BCPG PCL NVDR(b)	1,795,000	678,236

Carabao Group PCL NVDR(b)	484,400	937,286

Central Plaza Hotel PCL NVDR(b)	1,009,000	473,485

Central Retail Corp. PCL NVDR*	1,698,383	1,449,066

CH Karnchang PCL NVDR(b)	1,081,325	504,130

Chularat Hospital PCL NVDR(b)	9,939,200	636,012

CK Power PCL NVDR(b)	4,072,200	367,295

Com7 PCL NVDR(b)	920,200	437,423

Delta Electronics Thailand PCL NVDR(b)	593,300	614,678

Do Day Dream PCL NVDR	438,600	153,695

Eastern Polymer Group PCL NVDR	3,313,800	355,438

Eastern Water Resources Development and Management PCL NVDR(b)	3,278,500	919,089

Erawan Group PCL (The) NVDR(b)	4,358,100	329,339

GFPT PCL NVDR(b)	1,454,100	385,485

Global Green Chemicals PCL NVDR	2,161,300	391,856

Hana Microelectronics PCL NVDR	2,652,400	1,858,923

Jasmine International PCL NVDR(b)	16,080,700	2,401,019

JMT Network Services PCL NVDR(b)	2,042,400	815,280

JWD Infologistics PCL NVDR	2,589,400	410,296

KCE Electronics PCL NVDR(b)	1,635,800	682,881

KGI Securities Thailand PCL NVDR	10,299,000	1,148,605

Kiatnakin Bank PCL NVDR(b)	1,583,206	1,881,467

LPN Development PCL NVDR(b)	5,438,218	543,532

Major Cineplex Group PCL NVDR(b)	2,616,900	1,076,503

MBK PCL NVDR	2,046,300	816,836

Mega Lifesciences PCL NVDR(b)	835,800	565,392

MK Restaurants Group PCL NVDR(b)	1,145,600	1,649,413

Noble Development PCL NVDR	1,764,000	639,647

Origin Property PCL NVDR	5,426,300	585,331

Plan B Media Pcl NVDR(b)	4,925,600	444,268

Prima Marine PCL NVDR	2,071,400	275,198

Property Perfect PCL NVDR(b)	37,648,700	412,997

Pruksa Holding PCL NVDR(b)	4,171,900	1,175,899

PTG Energy PCL NVDR	1,572,200	464,701

Quality Houses PCL NVDR(b)	28,050,644	1,589,829

Rajthanee Hospital PCL NVDR(b)	997,700	571,547

Ratchthani Leasing PCL NVDR(b)	4,443,900	538,942

RS PCL NVDR(b)	1,573,000	431,386

Sansiri PCL NVDR(b)	43,928,400	789,754

Siam City Cement PCL NVDR	397,554	1,441,576

Siam Future Development PCL NVDR(b)	4,320,160	481,810

Siam Global House PCL NVDR(b)	3,644,346	1,016,097

Siamgas & Petrochemicals PCL NVDR(b)	3,340,500	783,785

Singha Estate PCL NVDR(b)	7,863,900	304,324

Sino-Thai Engineering & Construction PCL NVDR(b)	1,569,100	545,067

Somboon Advance Technology PCL NVDR(b)	1,512,700	364,145

SPCG PCL NVDR	2,930,200	1,276,814

Sri Trang Agro-Industry PCL NVDR(b)	2,219,600	743,981

Supalai PCL NVDR(b)	1,730,300	785,601

Taokaenoi Food & Marketing PCL NVDR(b)	1,825,580	294,830

Thai Vegetable Oil PCL NVDR	2,953,600	2,025,017

Thaifoods Group PCL NVDR(b)	6,208,200	590,221

Thanachart Capital PCL NVDR	1,927,300	1,952,700

Thonburi Healthcare Group PCL NVDR	1,066,400	581,658

Tipco Asphalt PCL NVDR(b)	1,147,700	601,522

TPI Polene PCL NVDR(b)	16,902,500	571,700

TPI Polene Power PCL NVDR	13,072,200	1,218,890

TQM Corp. PCL NVDR	312,300	639,969

TTW PCL NVDR	7,337,000	2,839,336

Unique Engineering & Construction PCL NVDR(b)	2,672,500	312,711

Univentures PCL NVDR(b)	4,140,300	302,787

VGI PCL NVDR(b)	3,534,800	613,952

Vinythai PCL NVDR	984,700	531,094

WHA Corp. PCL NVDR(b)	22,108,200	1,482,076

WHA Utilities and Power PCL NVDR	4,096,600	519,292

Workpoint Entertainment PCL NVDR(b)	972,000	199,924

Total Thailand		58,920,851

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (concluded)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2020

Investments	Shares	Value

Turkey – 2.1%

Aksa Akrilik Kimya Sanayii AS	1,213,004	$1,166,943

Anadolu Cam Sanayii AS	1	0

Anadolu Efes Biracilik ve Malt Sanayii AS	569,560	1,489,097

Aselsan Elektronik Sanayi ve Ticaret AS	1	3

Aygaz AS	1,177,530	1,500,892

Coca-Cola Icecek AS	323,808	1,719,704

Dogan Sirketler Grubu Holding AS	6,773,866	1,572,628

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,468,931	438,322

Enerjisa Enerji AS(a)	1,770,101	1,821,067

Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D(b)	4,842,840	1,396,213

Sasa Polyester Sanayi AS	608,196	809,359

Soda Sanayii AS	2,300,373	1,780,191

TAV Havalimanlari Holding AS	1,459,337	3,667,026

Tekfen Holding AS(b)	1,235,829	2,381,553

Tofas Turk Otomobil Fabrikasi AS	1,035,457	2,584,616

Trakya Cam Sanayii AS	2,302,130	1,002,559

Turkiye Sise ve Cam Fabrikalari AS(b)	2,682,038	1,684,859

Total Turkey		25,015,032
TOTAL COMMON STOCKS (Cost: $1,605,110,624)		1,206,089,841

WARRANTS – 0.0%

Malaysia – 0.0%

Serba Dinamik Holdings Bhd, expiring 12/5/24* (Cost: $0)	922,800	38,450

EXCHANGE-TRADED FUND – 0.2%

United States – 0.2%

WisdomTree Emerging Markets High Dividend Fund(b)(d)

(Cost: $3,403,473)	83,028	$2,677,653

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%

United States – 1.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(e)

(Cost: $19,373,838)	19,373,838	19,373,838

TOTAL INVESTMENTS IN SECURITIES – 100.9% (Cost: $1,627,887,935)		1,228,179,782

Other Assets less Liabilities – (0.9)%		(11,329,664)

NET ASSETS – 100.0%		$1,216,850,118

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $431,138, which represents 0.04% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $162,816,942 and the total market value of the collateral held by the Fund was $185,528,910. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $166,155,072.

(c)	Restricted securities. At March 31, 2020, the value of such securities held by the Fund are as follows:

Investment	Restricted Shares	Acquisition Date	Acquisition Cost	Value	Value as a Percentage of Net Assets
India
Yes Bank Ltd.	5,997,912	10/18/19 - 1/10/20	$4,327,731	$1,779,920	0.1%

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree Emerging Markets High Dividend Fund	$—	$45,375,186	$41,401,818	$(569,895)	$(725,820)	$2,677,653	$596,983

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/1/2020	8,545,986	TWD	282,708	USD	$—	$(117)
Merrill Lynch International	4/1/2020	429,966	MYR	99,829	USD	—	(300)
Merrill Lynch International	4/1/2020	870,818	THB	26,647	USD	—	(112)
Merrill Lynch International	4/2/2020	684,744	THB	20,886	USD	—	(21)
						$—	$(550)

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.9%

Australia – 6.8%

Altium Ltd.	4,046	$70,799

Aristocrat Leisure Ltd.(a)	24,159	315,692

BlueScope Steel Ltd.	18,020	95,182

Cochlear Ltd.	2,182	250,338

CSL Ltd.	13,317	2,418,141

Domino’s Pizza Enterprises Ltd.(a)	4,499	140,710

Fortescue Metals Group Ltd.	401,821	2,459,346

IDP Education Ltd.	8,349	59,072

Magellan Financial Group Ltd.(a)	16,983	452,366

NIB Holdings Ltd.	41,719	130,990

Northern Star Resources Ltd.	21,989	141,717

Total Australia		6,534,353

Brazil – 0.9%

BB Seguridade Participacoes S.A.	52,218	250,187

IRB Brasil Resseguros S.A.	13,413	25,033

Itausa - Investimentos Itau S.A.	92,870	178,162

Localiza Rent a Car S.A.	8,704	44,136

Lojas Renner S.A.	11,169	72,269

Magazine Luiza S.A.	4,440	33,378

Natura & Co. Holding S.A.	6,688	33,191

Odontoprev S.A.	10,304	28,767

Qualicorp Consultoria e Corretora de Seguros S.A.	14,039	63,880

Raia Drogasil S.A.	2,668	52,392

YDUQS Part*	18,290	78,180

Total Brazil		859,575

Canada — 4.9%

Alimentation Couche-Tard, Inc. Class B	15,016	349,725

Canadian National Railway Co.(a)	34,762	2,687,226

Canadian Pacific Railway Ltd.	4,028	878,839

CI Financial Corp.(a)	19,564	192,018

Constellation Software, Inc.	246	221,055

Gildan Activewear, Inc.	8,372	105,521

Kirkland Lake Gold Ltd.	644	18,754

Methanex Corp.	9,145	110,060

Toromont Industries Ltd.(a)	2,615	113,264

West Fraser Timber Co., Ltd.	1,091	20,573

Total Canada		4,697,035

China – 8.2%

Anhui Conch Cement Co., Ltd. Class H	73,000	507,173

ANTA Sports Products Ltd.	19,000	139,603

Ausnutria Dairy Corp., Ltd.*	16,000	25,391

Brilliance China Automotive Holdings Ltd.	42,000	34,571

China Education Group Holdings Ltd.(a)	13,000	18,114

China Gas Holdings Ltd.	43,000	149,789

China Medical System Holdings Ltd.	73,000	79,019

China Overseas Land & Investment Ltd.	1,072,000	3,326,272

CIFI Holdings Group Co., Ltd.	406,000	293,334

CSPC Pharmaceutical Group Ltd.	180,400	361,224

Geely Automobile Holdings Ltd.	175,000	258,293

Greentown Service Group Co., Ltd.	12,000	14,553

Haitian International Holdings Ltd.	19,000	35,299

Health & Happiness H&H International Holdings Ltd.	9,500	35,115

Li Ning Co., Ltd.	6,000	17,533

Logan Property Holdings Co., Ltd.	86,000	132,702

Midea Real Estate Holding Ltd.(a)(b)	25,200	62,814

Minth Group Ltd.	22,000	47,174

Shenzhou International Group Holdings Ltd.	15,700	166,907

Sino Biopharmaceutical Ltd.	73,250	96,584

SITC International Holdings Co., Ltd.	85,000	79,507

SSY Group Ltd.	48,000	37,528

Sunac China Holdings Ltd.	101,000	467,804

Sunny Optical Technology Group Co., Ltd.	9,000	121,225

Tencent Holdings Ltd.	25,000	1,226,309

Xinyi Solar Holdings Ltd.	207,787	117,688

Zhongsheng Group Holdings Ltd.	10,300	36,013

Total China		7,887,538

Denmark – 12.0%

Ambu A/S Class B(a)	2,330	56,599

Chr Hansen Holding A/S	8,153	609,965

Coloplast A/S Class B	10,890	1,579,825

DSV Panalpina A/S	2,358	214,345

GN Store Nord A/S	1,280	57,179

Novo Nordisk A/S Class B	116,444	7,005,509

Orsted A/S(b)	16,797	1,645,912

Royal Unibrew A/S	3,117	224,718

SimCorp A/S	1,522	127,788

Total Denmark		11,521,840

Finland – 1.8%

Neste Oyj	51,986	1,759,735

France – 2.0%

Gaztransport Et Technigaz S.A.	4,183	307,516

Hermes International	1,930	1,331,606

Sartorius Stedim Biotech	1,265	254,008

Total France		1,893,130

Germany – 2.0%

adidas AG	6,300	1,423,320

CTS Eventim AG & Co. KGaA	4,004	180,920

Fuchs Petrolub SE	4,783	153,246

Nemetschek SE	2,256	112,086

Wirecard AG	481	55,232

Total Germany		1,924,804

Hong Kong – 0.2%

Kingboard Laminates Holdings Ltd.	106,000	98,056

Vitasoy International Holdings Ltd.(a)	44,000	133,404

Total Hong Kong		231,460

India – 4.0%

Adani Ports & Special Economic Zone Ltd.	1,829	6,076

AIA Engineering Ltd.	566	10,424

Alkem Laboratories Ltd.	577	17,739

Ashok Leyland Ltd.	99,209	56,456

Asian Paints Ltd.	2,688	59,213

Balkrishna Industries Ltd.	3,182	33,298

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2020

Investments	Shares	Value

Bandhan Bank Ltd.(b)	4,719	$12,710

Britannia Industries Ltd.	466	16,564

Coal India Ltd.	162,854	301,485

Colgate-Palmolive India Ltd.	2,564	42,457

Crompton Greaves Consumer Electricals Ltd.	5,041	13,913

Cummins India Ltd.	6,182	26,697

Dabur India Ltd.	6,063	36,069

Divi’s Laboratories Ltd.	954	25,083

Emami Ltd.	1,759	3,952

Endurance Technologies Ltd.(b)	161	1,279

GlaxoSmithKline Pharmaceuticals Ltd.	852	14,161

Godrej Consumer Products Ltd.	5,240	36,077

Havells India Ltd.	2,889	18,348

HCL Technologies Ltd.	8,737	50,400

Hero MotoCorp., Ltd.	4,102	86,563

Hindustan Petroleum Corp., Ltd.	45,438	114,179

Hindustan Unilever Ltd.	12,078	366,964

Infosys Ltd.	120,036	1,017,869

InterGlobe Aviation Ltd.(b)	1,920	27,058

ITC Ltd.	106,539	241,804

JSW Steel Ltd.	34,869	67,409

Jubilant Foodworks Ltd.	553	10,756

Kansai Nerolac Paints Ltd.	1,415	7,247

L&T Technology Services Ltd.(b)	585	8,980

Larsen & Toubro Infotech Ltd.(b)	560	10,577

Marico Ltd.	6,711	24,382

Maruti Suzuki India Ltd.	1,669	94,607

Nestle India Ltd.	283	60,978

Nippon Life India Asset Management Ltd.(b)	4,000	13,176

Page Industries Ltd.	83	18,611

Petronet LNG Ltd.	29,575	78,070

Pidilite Industries Ltd.	3,226	57,841

Sun TV Network Ltd.	5,041	19,054

Tata Consultancy Services Ltd.	20,417	492,834

Tata Steel Ltd.	24,538	87,447

Titan Co., Ltd.	2,457	30,325

United Breweries Ltd.	572	6,947

UPL Ltd.	11,458	49,451

Whirlpool of India Ltd.	749	18,008

Total India		3,793,538

Indonesia – 0.9%

Ace Hardware Indonesia Tbk PT	200,500	15,981

Gudang Garam Tbk PT	38,100	96,009

Hanjaya Mandala Sampoerna Tbk PT	784,700	68,559

Indofood CBP Sukses Makmur Tbk PT	35,100	22,005

Mayora Indah Tbk PT	129,100	14,683

Telekomunikasi Indonesia Persero Tbk PT	2,659,700	515,307

Unilever Indonesia Tbk PT	227,400	101,082

Total Indonesia		833,626

Italy – 1.8%

Azimut Holding SpA	26,007	376,107

Ferrari N.V.	3,991	619,865

Freni Brembo SpA(a)	25,362	189,094

Interpump Group SpA	2,305	55,591

Moncler SpA	7,101	259,382

Reply SpA	659	40,276

Salvatore Ferragamo SpA(a)	9,801	130,125

Total Italy		1,670,440

Japan – 12.7%

Advantest Corp.(a)	8,700	349,757

Asahi Intecc Co., Ltd.	3,700	91,579

Benefit One, Inc.(a)	4,800	62,693

Capcom Co., Ltd.	3,700	116,187

Chugai Pharmaceutical Co., Ltd.	19,700	2,281,043

Disco Corp.(a)	1,200	237,432

GMO Payment Gateway, Inc.	1,200	84,257

Goldwin, Inc.(a)	500	27,882

Harmonic Drive Systems, Inc.(a)	2,400	105,044

Haseko Corp.(a)	57,500	616,252

Hoya Corp.	10,800	920,383

Kakaku.com, Inc.	10,600	194,905

Kaken Pharmaceutical Co., Ltd.	3,400	158,418

Kobe Bussan Co., Ltd.(a)	2,200	86,814

Koito Manufacturing Co., Ltd.	8,600	291,168

Kose Corp.(a)	1,600	197,564

Kotobuki Spirits Co., Ltd.	400	18,026

Kusuri no Aoki Holdings Co., Ltd.	200	16,637

Lasertec Corp.	900	42,184

M3, Inc.(a)	5,100	150,938

MonotaRO Co., Ltd.(a)	3,700	98,297

Nihon M&A Center, Inc.(a)	3,300	90,329

Nippon Shinyaku Co., Ltd.	1,600	125,682

Open House Co., Ltd.	6,400	131,907

Oracle Corp.	5,000	437,219

Pigeon Corp.(a)	4,800	184,299

Relo Group, Inc.(a)	3,000	62,998

Shin-Etsu Chemical Co., Ltd.	20,300	2,017,683

Shionogi & Co., Ltd.	14,300	704,304

TechnoPro Holdings, Inc.	1,800	84,535

Tokyo Electron Ltd.	10,900	2,055,204

ZOZO, Inc.(a)	6,552	88,064

Total Japan		12,129,684

Malaysia – 0.1%

Westports Holdings Bhd	71,300	55,786

Mexico – 0.3%

Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	11,244	38,426

Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B	9,158	87,195

Kimberly-Clark de Mexico S.A.B. de C.V. Class A	78,618	120,377

Total Mexico		245,998

Netherlands – 3.2%

ASM International N.V.	1,273	127,584

ASML Holding N.V.	10,057	2,675,447

Euronext N.V.(b)	3,637	270,569

Total Netherlands		3,073,600

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2020

Investments	Shares	Value

New Zealand – 0.6%

Fisher & Paykel Healthcare Corp., Ltd.	29,356	$528,725

Mainfreight Ltd.	3,933	80,559

Total New Zealand		609,284

Norway – 2.7%

Telenor ASA	177,670	2,570,048

Philippines – 0.0%

San Miguel Food and Beverage, Inc.	23,400	23,004

Russia – 2.8%

Magnitogorsk Iron & Steel Works PJSC GDR(c)	26,577	166,638

Novatek PJSC GDR(a)(c)	3,385	390,290

PhosAgro PJSC GDR(c)	14,496	149,599

Tatneft PJSC ADR(a)	45,689	1,930,360

Total Russia		2,636,887

Singapore – 0.7%

Singapore Technologies Engineering Ltd.	302,700	663,289

South Africa – 0.7%

Assore Ltd.	8,663	144,356

Capitec Bank Holdings Ltd.	1,307	64,399

Clicks Group Ltd.	8,399	121,188

Mr. Price Group Ltd.	19,743	126,108

Naspers Ltd. Class N	1,699	242,931

Total South Africa		698,982

South Korea – 0.5%

Coway Co., Ltd.	2,662	126,392

LG Household & Health Care Ltd.	109	100,284

NCSoft Corp.	409	219,056

POSCO Chemical Co., Ltd.	631	22,703

Total South Korea		468,435

Spain – 0.2%

Prosegur Cash S.A.(b)	239,458	230,165

Sweden – 3.3%

Atlas Copco AB Class B	27,914	825,500

Beijer Ref AB	3,829	69,100

Epiroc AB Class A	21,894	217,577

Epiroc AB Class B	7,794	77,423

Evolution Gaming Group AB(b)	8,854	302,053

Hexpol AB	21,056	126,663

Indutrade AB(a)	3,424	93,309

Lifco AB Class B	2,972	109,489

Sandvik AB	91,908	1,310,294

Total Sweden		3,131,408

Switzerland – 6.0%

Logitech International S.A. Registered Shares	9,507	411,113

Partners Group Holding AG	1,993	1,379,270

Roche Holding AG Bearer Shares	7,298	2,339,765

Schindler Holding AG Participation Certificate	1,866	409,631

Sika AG Registered Shares	4,777	789,707

Straumann Holding AG Registered Shares	333	248,283

Temenos AG Registered Shares*	934	122,500

Total Switzerland		5,700,269

Taiwan – 2.8%

Accton Technology Corp.	12,000	64,679

Advantech Co., Ltd.	15,000	123,754

Catcher Technology Co., Ltd.	52,000	336,161

Delta Electronics, Inc.	111,000	442,290

Eclat Textile Co., Ltd.	6,283	49,966

Feng TAY Enterprise Co., Ltd.	17,684	76,019

Largan Precision Co., Ltd.	2,000	253,294

Micro-Star International Co., Ltd.	51,000	149,586

Nanya Technology Corp.	158,000	280,561

Nien Made Enterprise Co., Ltd.	9,000	53,718

Novatek Microelectronics Corp.	41,000	233,189

President Chain Store Corp.	26,000	243,308

Walsin Technology Corp.	41,000	218,276

Wiwynn Corp.	3,000	69,639

Yulon Nissan Motor Co., Ltd.	13,000	99,301

Total Taiwan		2,693,741

Thailand – 0.7%

Airports of Thailand PCL NVDR	51,000	78,868

Bangkok Dusit Medical Services PCL NVDR	30,300	17,450

Bangkok Expressway & Metro PCL NVDR	173,900	41,067

Carabao Group PCL NVDR	23,500	45,471

Central Pattana PCL NVDR	10,350	13,483

CP ALL PCL	62,256	115,245

CP ALL PCL NVDR	23,500	43,681

Energy Absolute PCL NVDR	37,900	38,977

Intouch Holdings PCL NVDR	66,600	101,470

Krungthai Card PCL NVDR	46,600	38,694

Muangthai Capital PCL NVDR	32,700	34,875

Osotspa PCL NVDR	51,800	56,429

TOA Paint Thailand PCL NVDR	46,200	44,345

VGI PCL NVDR	194,800	33,835

Total Thailand		703,890

Turkey – 0.5%

Aselsan Elektronik Sanayi ve Ticaret AS	9,439	33,801

BIM Birlesik Magazalar AS	12,463	94,840

Eregli Demir ve Celik Fabrikalari T.A.S.	265,315	302,343

Ford Otomotiv Sanayi AS	7,889	58,992

Total Turkey		489,976

United Kingdom – 15.6%

Abcam PLC	5,486	77,751

AJ Bell PLC	4,380	16,863

Ashmore Group PLC(a)	76,761	339,602

Ashtead Group PLC	21,684	474,691

British American Tobacco PLC	184,799	6,322,016

Croda International PLC	5,319	281,751

Daily Mail & General Trust PLC Class A Non-Voting Shares(a)	20,310	171,751

Diploma PLC	6,506	130,203

Electrocomponents PLC	19,020	121,740

Evraz PLC	510,196	1,465,142

Greggs PLC	10,874	217,619

Halma PLC	10,624	253,058

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2020

Investments	Shares	Value

Hargreaves Lansdown PLC	26,664	$458,240

Hays PLC	219,999	314,252

Howden Joinery Group PLC	36,606	232,395

JD Sports Fashion PLC	12,470	70,770

Moneysupermarket.com Group PLC	43,629	164,403

Next PLC	9,942	501,979

NMC Health PLC†(a)	1,921	2

RELX PLC	120,929	2,597,064

Rightmove PLC	39,468	238,526

Softcat PLC	12,769	164,187

Victrex PLC	7,146	174,556

WH Smith PLC	9,227	130,542

Total United Kingdom		14,919,103
TOTAL COMMON STOCKS (Cost: $104,283,639)		94,650,623

EXCHANGE-TRADED FUNDS – 0.3%

United States – 0.3%

WisdomTree Emerging Markets High Dividend Fund(a)(d)	3,883	125,227
WisdomTree International Equity Fund(a)(d)	4,830	190,736
TOTAL EXCHANGE-TRADED FUNDS (Cost: $406,914)		315,963

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%

United States – 2.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(e)
(Cost: $2,349,390)	2,349,390	$2,349,390

TOTAL INVESTMENTS IN SECURITIES – 101.7% (Cost: $107,039,943)		97,315,976

Other Assets less Liabilities – (1.7)%		(1,655,294)

NET ASSETS – 100.0%		$95,660,682

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $2, which represent less than 0.1% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $6,640,657 and the total market value of the collateral held by the Fund was $6,972,387. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $4,622,997.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree Emerging Markets High Dividend Fund	$4,647	$656,613	$504,108	$6,538	$(38,463)	$125,227	$8,599
WisdomTree International Equity Fund	6,886	984,609	746,271	(1,969)	(52,519)	190,736	10,702
Total	$11,533	$1,641,222	$1,250,379	$4,569	$(90,982)	$315,963	$19,301

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/1/2020	11,164,324	KRW	9,174	USD	$—	$(3)
Bank of America N.A.	4/1/2020	894,314	TWD	29,585	USD	—	(12)
Canadian Imperial Bank of Commerce	4/2/2020	774,756	DKK	103,788	EUR	40	—
Citibank N.A.	4/2/2020	22,500	TRY	3,092	EUR	21	—
Citibank N.A.	4/2/2020	209,137	USD	190,000	EUR	659	—
Goldman Sachs	4/2/2020	34,000	CAD	21,912	EUR	—	(155)
Goldman Sachs	4/2/2020	393,147	MXN	16,760	USD	—	(2)
Goldman Sachs	4/3/2020	363,823	ZAR	20,373	USD	—	(2)
Morgan Stanley & Co. International	4/1/2020	2,631	GBP	34,039	NOK	21	—
Morgan Stanley & Co. International	4/2/2020	82,699	AUD	46,029	EUR	110	—
Morgan Stanley & Co. International	4/2/2020	75,500	CHF	71,125	EUR	—	(10)
Morgan Stanley & Co. International	4/2/2020	850,000	HKD	99,612	EUR	365	—
Morgan Stanley & Co. International	4/2/2020	12,604,356	JPY	106,235	EUR	189	—
Morgan Stanley & Co. International	4/2/2020	412,000	SEK	37,692	EUR	226	—
						$1,631	$(184)

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.7%

Australia – 6.9%

Abacus Property Group	67,399	$96,529

BWP Trust	83,752	171,722

Charter Hall Group	42,914	180,181

Charter Hall Long Wale REIT	37,885	101,793

Charter Hall Retail REIT	57,035	108,565

Cromwell Property Group(a)	286,955	140,505

Dexus	114,943	639,489

Goodman Group	103,145	763,872

GPT Group (The)	197,373	438,512

Growthpoint Properties Australia Ltd.	106,348	164,028

LendLease Group	36,625	230,888

Mirvac Group	385,182	492,719

Scentre Group	776,221	743,510

Shopping Centres Australasia Property Group	125,728	174,681

Stockland	385,915	597,584

Vicinity Centres	626,313	396,752

Viva Energy REIT	99,015	139,385

Total Australia		5,580,715

Austria – 0.6%

CA Immobilien Anlagen AG	7,233	243,648

IMMOFINANZ AG*	9,669	172,507

S IMMO AG	5,073	97,968

Total Austria		514,123

Belgium – 1.2%

Aedifica S.A.	1,994	206,758

Befimmo S.A.	4,079	195,811

Cofinimmo S.A.	1,288	168,460

Warehouses De Pauw CVA	13,860	397,991

Total Belgium		969,020

Brazil – 0.5%

BR Malls Participacoes S.A.	176,210	339,062

Multiplan Empreendimentos Imobiliarios S.A.	13,806	50,788

Total Brazil		389,850

Canada – 4.7%

Allied Properties Real Estate Investment Trust	9,543	299,964

Artis Real Estate Investment Trust	17,126	96,017

Boardwalk Real Estate Investment Trust	2,559	41,189

Canadian Apartment Properties REIT	10,239	306,375

Choice Properties Real Estate Investment Trust	40,432	367,008

Cominar Real Estate Investment Trust	24,052	137,044

Crombie Real Estate Investment Trust	14,128	123,279

CT Real Estate Investment Trust	14,340	117,875

Dream Industrial Real Estate Investment Trust	14,656	96,687

Dream Office Real Estate Investment Trust	5,259	86,237

First Capital Real Estate Investment Trust	23,814	228,043

Granite Real Estate Investment Trust	6,338	258,846

H&R Real Estate Investment Trust	43,771	274,616

Killam Apartment Real Estate Investment Trust	8,423	93,382

Northview Apartment Real Estate Investment Trust	9,492	218,336

NorthWest Healthcare Properties Real Estate Investment Trust	24,112	163,644

RioCan Real Estate Investment Trust	40,030	453,637

SmartCentres Real Estate Investment Trust	20,408	270,128

Summit Industrial Income REIT	10,408	64,860

Tricon Capital Group, Inc.(a)	12,988	62,871

Total Canada		3,760,038

Chile – 0.1%

Parque Arauco S.A.	44,606	62,802

China – 17.9%

Agile Group Holdings Ltd.	414,000	448,136

China Aoyuan Group Ltd.	161,000	188,608

China Jinmao Holdings Group Ltd.	1,363,000	882,770

China Overseas Grand Oceans Group Ltd.	424,000	248,353

China Overseas Land & Investment Ltd.	1,062,049	3,295,395

China Resources Land Ltd.	252,000	1,040,395

China SCE Group Holdings Ltd.	396,000	176,263

China Vanke Co., Ltd. Class H	175,900	579,835

CIFI Holdings Group Co., Ltd.	651,900	470,996

Country Garden Holdings Co., Ltd.(a)	1,106,000	1,338,461

E-House China Enterprise Holdings Ltd.(a)	48,000	40,191

Greentown China Holdings Ltd.(a)	124,500	113,242

Guangzhou R&F Properties Co., Ltd. Class H	312,000	407,364

Hopson Development Holdings Ltd.	102,000	91,066

Kaisa Group Holdings Ltd.(a)	223,000	82,572

KWG Group Holdings Ltd.*	294,500	418,711

Logan Property Holdings Co., Ltd.	188,000	290,093

Longfor Group Holdings Ltd.(b)	136,500	664,810

Midea Real Estate Holding Ltd.(a)(b)	39,000	97,212

Poly Property Group Co., Ltd.	483,000	163,889

Powerlong Real Estate Holdings Ltd.	229,000	134,725

Ronshine China Holdings Ltd.(a)	67,000	65,523

Seazen Group Ltd.	212,000	191,462

Shenzhen Investment Ltd.	1,310,000	409,011

Shimao Property Holdings Ltd.	140,500	494,865

Shui On Land Ltd.	817,000	137,029

Sino-Ocean Group Holding Ltd.	1,412,700	359,058

Sunac China Holdings Ltd.	164,900	763,771

Times China Holdings Ltd.	119,000	199,283

Yuexiu Property Co., Ltd.	1,943,000	350,953

Yuzhou Properties Co., Ltd.	447,000	190,313

Zhenro Properties Group Ltd.	129,700	81,325

Total China		14,415,680

Finland – 0.5%

Citycon Oyj(a)	23,449	144,728

Kojamo Oyj(a)	11,798	223,696

Total Finland		368,424

France – 6.9%

Covivio	10,197	574,538

Cromwell European Real Estate Investment Trust(a)	407,500	160,967

Gecina S.A.	6,973	923,491

ICADE	10,210	808,291

Klepierre S.A.	54,585	1,052,327

Mercialys S.A.	22,433	162,949

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2020

Investments	Shares	Value

Nexity S.A.	8,163	$250,971

Unibail-Rodamco-Westfield	2,503	141,605

Unibail-Rodamco-Westfield(a)	26,872	1,520,263

Total France		5,595,402

Germany – 5.1%

alstria office REIT-AG	16,636	238,030

Deutsche Wohnen SE Bearer Shares	23,508	895,315

LEG Immobilien AG	5,430	611,894

PATRIZIA AG	4,136	95,303

TAG Immobilien AG	12,859	254,536

Vonovia SE	41,498	2,042,642

Total Germany		4,137,720

Hong Kong – 21.8%

Champion REIT	857,000	517,457

Hang Lung Group Ltd.	146,649	309,157

Hang Lung Properties Ltd.	488,283	991,572

Henderson Land Development Co., Ltd.	578,915	2,207,091

Hui Xian REIT	877,634	277,348

Hysan Development Co., Ltd.	143,115	465,301

Kowloon Development Co., Ltd.	79,000	86,329

Link REIT	184,115	1,560,639

New World Development Co., Ltd.	1,244,054	1,338,607

Sino Land Co., Ltd.	797,735	1,012,749

Sun Hung Kai Properties Ltd.	319,810	4,216,876

Sunlight Real Estate Investment Trust	264,000	129,430

Swire Pacific Ltd. Class A	120,778	778,343

Swire Pacific Ltd. Class B	127,500	130,446

Swire Properties Ltd.	551,941	1,552,377

Wharf Holdings Ltd. (The)(a)	296,872	526,264

Wheelock & Co., Ltd.	183,231	1,250,554

Yuexiu Real Estate Investment Trust	516,900	254,752

Total Hong Kong		17,605,292

India – 0.1%

DLF Ltd.	35,532	64,558

Israel – 1.4%

Alony Hetz Properties & Investments Ltd.	15,396	179,750

Amot Investments Ltd.	47,041	279,258

Azrieli Group Ltd.	5,885	340,711

Gazit-Globe Ltd.	22,621	173,936

Melisron Ltd.	3,207	125,381

Total Israel		1,099,036

Japan – 7.8%

Aeon Mall Co., Ltd.(a)	13,730	173,350

Daibiru Corp.	5,700	47,097

Daito Trust Construction Co., Ltd.	9,200	857,746

Daiwa House Industry Co., Ltd.	59,900	1,485,640

Hulic Co., Ltd.	43,700	444,469

Ichigo, Inc.	21,300	49,326

Invesco Office J-REIT, Inc.	843	111,666

Invincible Investment Corp.	781	175,292

Japan Hotel REIT Investment Corp.	493	143,395

Katitas Co., Ltd.(a)	3,000	48,215

Kenedix, Inc.	15,100	57,348

Mitsubishi Estate Co., Ltd.	57,289	846,426

Mitsui Fudosan Co., Ltd.	45,008	779,838

Nomura Real Estate Holdings, Inc.(a)	16,065	261,165

Open House Co., Ltd.	6,500	133,968

Relo Group, Inc.(a)	4,100	86,098

Sumitomo Realty & Development Co., Ltd.	10,379	253,334

Tokyo Tatemono Co., Ltd.	14,400	152,997

Tokyu Fudosan Holdings Corp.(a)	41,968	201,375

Total Japan		6,308,745

Malaysia – 0.4%

IGB Real Estate Investment Trust	247,900	91,241

KLCCP Stapled Group	61,400	110,719

Sunway Bhd	186,553	66,934

Sunway Real Estate Investment Trust	227,596	83,768

Total Malaysia		352,662

Mexico – 1.1%

Concentradora Fibra Danhos S.A. de C.V.	210,563	174,488

Fibra Uno Administracion S.A. de C.V.	549,054	435,091

PLA Administradora Industrial S de RL de C.V.	162,072	181,283

Prologis Property Mexico S.A. de C.V.	60,499	92,196

Total Mexico		883,058

Netherlands – 0.1%

Eurocommercial Properties N.V. CVA(a)	9,468	91,733

New Zealand – 0.5%

Goodman Property Trust	138,805	176,513

Kiwi Property Group Ltd.	174,498	97,244

Precinct Properties New Zealand Ltd.	129,776	131,179

Total New Zealand		404,936

Norway – 0.2%

Entra ASA(b)	15,752	186,006

Philippines – 0.4%

Altus San Nicolas Corp.*†	2,084	107

Ayala Land, Inc.	190,100	112,879

Megaworld Corp.	680,400	33,445

Robinsons Land Corp.	113,347	33,072

SM Prime Holdings, Inc.	266,475	148,798

Total Philippines		328,301

Singapore – 9.7%

Ascendas India Trust	105,300	88,745

Ascendas Real Estate Investment Trust	467,053	928,300

Ascott Residence Trust	282,588	156,789

CapitaLand Commercial Trust	440,675	473,528

CapitaLand Ltd.	357,189	714,955

CapitaLand Mall Trust	425,486	534,902

CapitaLand Retail China Trust	177,695	152,255

CDL Hospitality Trusts	172,200	96,752

City Developments Ltd.	40,703	206,967

ESR-REIT	634,100	133,602

Frasers Centrepoint Trust	118,918	187,082

Frasers Commercial Trust	145,500	120,581

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2020

Investments	Shares	Value

Frasers Logistics & Industrial Trust	340,199	$211,452

Frasers Property Ltd.	89,600	69,850

GuocoLand Ltd.	60,700	57,125

Keppel DC REIT	159,604	256,694

Keppel REIT	331,000	220,845

Manulife US Real Estate Investment Trust	292,572	212,115

Mapletree Commercial Trust	336,720	432,769

Mapletree Industrial Trust	253,518	432,664

Mapletree Logistics Trust	480,075	532,724

Mapletree North Asia Commercial Trust	513,400	290,260

OUE Commercial Real Estate Investment Trust	432,300	106,265

Parkway Life Real Estate Investment Trust	75,800	164,499

SPH REIT	324,300	175,377

Starhill Global REIT	218,884	66,871

Suntec Real Estate Investment Trust	340,928	299,301

UOL Group Ltd.	55,600	256,552

Wing Tai Holdings Ltd.	96,500	105,050

Yanlord Land Group Ltd.	227,700	157,520

Total Singapore		7,842,391

South Africa – 1.3%

Growthpoint Properties Ltd.	767,451	553,029

Hyprop Investments Ltd.	92,941	98,873

Redefine Properties Ltd.	1,524,432	202,290

Resilient REIT Ltd.	58,256	104,378

Vukile Property Fund Ltd.	250,047	99,123

Total South Africa		1,057,693

Spain – 0.7%

Inmobiliaria Colonial Socimi S.A.	24,393	231,118

Merlin Properties Socimi S.A.	36,452	274,779

Metrovacesa S.A.(b)	15,592	87,081

Total Spain		592,978

Sweden – 2.1%

Atrium Ljungberg AB Class B	7,657	119,635

Castellum AB	21,031	356,612

Dios Fastigheter AB	11,442	76,567

Fabege AB	16,159	207,620

Hufvudstaden AB Class A	11,999	164,343

Klovern AB Class B(a)	59,087	88,144

Kungsleden AB	17,225	130,391

Sagax AB Class B	8,446	85,247

Samhallsbyggnadsbolaget i Norden AB	55,393	106,227

Wallenstam AB Class B	14,014	159,834

Wihlborgs Fastigheter AB	10,988	153,380

Total Sweden		1,648,000

Switzerland – 1.8%

Allreal Holding AG Registered Shares*	1,455	269,180

PSP Swiss Property AG Registered Shares	3,619	451,463

Swiss Prime Site AG Registered Shares	7,459	730,443

Total Switzerland		1,451,086

Taiwan – 0.4%

Highwealth Construction Corp.	226,110	302,811

Thailand – 0.8%

Central Pattana PCL NVDR	55,374	72,133

CPN Retail Growth Leasehold REIT	178,800	129,670

Frasers Property Thailand Industrial REIT	42,900	17,648

Frasers Property Thailand Industrial REIT	98,000	40,314

Land & Houses PCL NVDR	679,511	138,728

Pruksa Holding PCL NVDR	244,300	68,859

Supalai PCL NVDR	175,900	79,863

Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	154,100	71,374

WHA Corp. PCL NVDR(a)	635,600	42,609

Total Thailand		661,198

United Kingdom – 4.7%

Assura PLC	233,823	242,091

Big Yellow Group PLC	13,310	165,698

Capital & Counties Properties PLC	11,851	24,378

CLS Holdings PLC	32,530	78,896

Derwent London PLC	5,282	214,166

Grainger PLC	30,595	98,331

Great Portland Estates PLC	7,834	66,170

Hammerson PLC(a)	156,613	150,266

Land Securities Group PLC	96,672	667,428

Londonmetric Property PLC	71,125	155,129

Primary Health Properties PLC	79,703	158,717

Safestore Holdings PLC	13,964	110,901

Savills PLC	11,727	119,962

Secure Income REIT PLC	27,158	108,095

Segro PLC	71,603	678,311

Shaftesbury PLC	13,023	99,713

St. Modwen Properties PLC	9,845	40,345

Tritax Big Box REIT PLC	177,478	246,912

Unite Group PLC (The)	17,829	177,188

Workspace Group PLC	15,448	145,480

Total United Kingdom		3,748,177
TOTAL COMMON STOCKS (Cost: $100,639,730)		80,422,435

RIGHTS – 0.0%

Thailand – 0.0%

CPN Real Estate Investment Trust*
(Cost: $0)	40,343	0

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%

United States – 0.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $563,441)	563,441	563,441

TOTAL INVESTMENTS IN SECURITIES – 100.4% (Cost: $101,203,171)		80,985,876

Other Assets less Liabilities – (0.4)%		(282,679)

NET ASSETS – 100.0%		$80,703,197

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2020

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $107, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,849,442 and the total market value of the collateral held by the Fund was $1,951,584. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,388,143.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	4/2/2020	81,600	AUD	40,279	GBP	$0	$—
Citibank N.A.	4/2/2020	41,886	CAD	23,732	GBP	1	—
Citibank N.A.	4/2/2020	101,625	EUR	89,930	GBP	0	—
Citibank N.A.	4/2/2020	1,643,364	HKD	170,994	GBP	—	(2)
Citibank N.A.	4/2/2020	20,433	HKD	284,106	JPY	4	—
Citibank N.A.	4/2/2020	35,498	ILS	8,093	GBP	0	—
Citibank N.A.	4/2/2020	5,922,595	JPY	44,245	GBP	0	—
JP Morgan Chase Bank N.A.	4/2/2020	4,282	AUD	2,530	CHF	6	—
Morgan Stanley & Co. International	4/2/2020	36,837	USD	29,629	GBP	98	—
UBS AG	4/2/2020	4,638	ILS	13,003	SEK	—	(1)
						$109	$(3)

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments

WisdomTree Global High Dividend Fund (DEW)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.0%

Australia – 2.8%

AGL Energy Ltd.	2,744	$28,870

Atlas Arteria Ltd.(a)	3,331	11,233

AusNet Services	25,998	27,210

Australia & New Zealand Banking Group Ltd.	9,034	93,776

Bendigo & Adelaide Bank Ltd.(a)	2,451	9,406

BHP Group Ltd.(a)	13,717	243,301

BHP Group PLC	11,361	176,370

Challenger Ltd.(a)	2,523	6,177

Coca-Cola Amatil Ltd.	1,886	10,204

Commonwealth Bank of Australia(a)	5,686	215,141

Crown Resorts Ltd.	4,429	20,602

Fortescue Metals Group Ltd.	17,431	106,686

Harvey Norman Holdings Ltd.(a)	5,000	9,028

Insurance Australia Group Ltd.(a)	10,250	38,896

Macquarie Group Ltd.	1,285	67,441

Medibank Pvt Ltd.(a)	6,127	9,975

National Australia Bank Ltd.	9,081	92,708

Nine Entertainment Co. Holdings Ltd.(a)	13,814	9,681

Orora Ltd.	7,508	11,121

Qantas Airways Ltd.	5,319	10,515

QBE Insurance Group Ltd.	3,804	20,023

Rio Tinto Ltd.	1,617	83,698

Spark Infrastructure Group	19,134	22,836

Star Entertainment Group Ltd. (The)	5,904	7,769

Suncorp Group Ltd.(a)	5,911	33,031

Sydney Airport	14,150	48,412

Tabcorp Holdings Ltd.(a)	13,088	20,267

Telstra Corp., Ltd.	28,738	53,998

Transurban Group(a)	9,598	70,728

Wesfarmers Ltd.	4,790	100,470

Westpac Banking Corp.	14,536	146,797

Woodside Petroleum Ltd.(a)	4,934	54,992

Total Australia		1,861,362

Austria – 0.2%

Andritz AG*	378	11,854

BAWAG Group AG(b)	583	16,363

Erste Group Bank AG	1,537	28,476

Lenzing AG	145	8,019

Oesterreichische Post AG(a)	461	16,490

Raiffeisen Bank International AG	1,124	16,496

UNIQA Insurance Group AG	1,811	14,029

Vienna Insurance Group AG Wiener Versicherung Gruppe	257	4,833

Total Austria		116,560

Belgium – 0.2%

Ageas	1,069	44,467

KBC Group N.V.	975	44,954

Proximus SADP	1,698	38,883

Solvay S.A.(a)	427	31,101

Total Belgium		159,405

Brazil – 0.3%

Banco do Brasil S.A.	6,900	37,103

Banco Santander Brasil S.A.	3,315	17,046

BR Malls Participacoes S.A.	9,400	18,087

Cia Siderurgica Nacional S.A.	7,700	10,362

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	2,500	6,811

Itau Unibanco Holding S.A.	6,005	25,564

Itausa – Investimentos Itau S.A.	11,500	22,062

Klabin S.A.	9,800	30,213

Petrobras Distribuidora S.A.	5,800	17,344

Porto Seguro S.A.	700	6,063

Transmissora Alianca de Energia Eletrica S.A.	5,200	25,897

YDUQS Part*	1,800	7,694

Total Brazil		224,246

Canada – 3.0%

AltaGas Ltd.(a)	1,711	15,327

Bank of Montreal(a)	1,941	96,903

Bank of Nova Scotia (The)	3,124	126,136

BCE, Inc.	3,906	158,424

Canadian Imperial Bank of Commerce	1,366	78,696

Canadian Natural Resources Ltd.	4,400	59,508

Canadian Utilities Ltd. Class A	400	9,454

Capital Power Corp.	600	11,445

Chartwell Retirement Residences	1,700	10,690

Emera, Inc.	1,671	65,157

Enbridge, Inc.	10,091	290,532

Gibson Energy, Inc.(a)	900	10,275

Great-West Lifeco, Inc.	2,091	35,713

Husky Energy, Inc.(a)	6,700	16,664

Hydro One Ltd.(a)(b)	2,535	45,131

IGM Financial, Inc.	1,328	21,786

Inter Pipeline Ltd.(a)	2,735	16,179

Manulife Financial Corp.	3,388	42,060

Methanex Corp.	500	6,017

National Bank of Canada	1,144	43,715

Northland Power, Inc.(a)	700	13,815

Pembina Pipeline Corp.(a)	2,408	44,663

Power Corp. of Canada(a)	3,185	50,661

Royal Bank of Canada	3,597	220,291

Suncor Energy, Inc.	5,600	88,366

TC Energy Corp.	3,599	158,160

TELUS Corp.	5,094	79,630

Toronto-Dominion Bank (The)	4,593	193,065

TransAlta Renewables, Inc.(a)	1,300	13,581

Total Canada		2,022,044

Chile – 0.0%

Cia Cervecerias Unidas S.A.	2,303	15,861

Colbun S.A.	154,999	16,913

Total Chile		32,774

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2020

Investments	Shares	Value

China – 4.5%

Agile Group Holdings Ltd.	16,000	$17,319

Agricultural Bank of China Ltd. Class H	200,074	80,279

Anhui Conch Cement Co., Ltd. Class H	6,000	41,686

Bank of China Ltd. Class H	397,366	152,263

Bank of Communications Co., Ltd. Class H	67,125	41,136

Beijing Enterprises Water Group Ltd.*	32,000	12,510

CGN Power Co., Ltd. Class H(b)	62,000	14,238

China CITIC Bank Corp., Ltd. Class H	55,000	27,178

China Communications Construction Co., Ltd. Class H	41,000	28,564

China Construction Bank Corp. Class H	556,536	455,230

China Everbright International Ltd.	30,000	17,224

China Jinmao Holdings Group Ltd.	42,000	27,202

China Minsheng Banking Corp., Ltd. Class H(a)	63,500	47,189

China Mobile Ltd.	75,500	561,557

China Petroleum & Chemical Corp. Class H	274,000	135,040

China Power International Development Ltd.	115,000	21,365

China Shenhua Energy Co., Ltd. Class H	32,000	60,938

China Vanke Co., Ltd. Class H	7,400	24,393

China Zhongwang Holdings Ltd.(a)	40,800	10,738

CIFI Holdings Group Co., Ltd.	40,000	28,900

CITIC Ltd.	112,000	117,189

CNOOC Ltd.	226,415	237,489

COSCO Shipping Ports Ltd.	20,000	9,651

Country Garden Holdings Co., Ltd.(a)	46,000	55,668

Far East Horizon Ltd.	16,000	12,902

Fosun International Ltd.	44,000	50,864

Great Wall Motor Co., Ltd. Class H	33,000	21,160

Guangzhou Automobile Group Co., Ltd. Class H	30,000	30,151

Hengan International Group Co., Ltd.	5,500	41,405

Industrial & Commercial Bank of China Ltd. Class H	335,000	229,502

Kingboard Holdings Ltd.	14,000	32,801

KWG Group Holdings Ltd.*	24,000	34,123

Lee & Man Paper Manufacturing Ltd.	35,000	21,223

Longfor Group Holdings Ltd.(b)	8,000	38,963

Midea Real Estate Holding Ltd.(a)(b)	3,600	8,973

Nine Dragons Paper Holdings Ltd.	30,000	27,365

PetroChina Co., Ltd. Class H	152,000	55,694

Postal Savings Bank of China Co., Ltd. Class H(b)	33,000	20,096

Shenzhen Investment Ltd.	44,000	13,738

Shimao Property Holdings Ltd.	12,500	44,027

Sinotruk Hong Kong Ltd.	14,500	24,133

Weichai Power Co., Ltd. Class H	18,000	28,982

Xinyi Glass Holdings Ltd.	16,000	18,372

Yuexiu Property Co., Ltd.	112,000	20,230

Yuzhou Properties Co., Ltd.	46,700	19,883

Total China		3,019,533

Czech Republic – 0.0%

O2 Czech Republic AS	2,196	19,877

Denmark – 0.2%

Danske Bank A/S	3,786	42,810

H. Lundbeck A/S	1,239	36,765

Topdanmark A/S(a)	574	23,126

Total Denmark		102,701

Finland – 0.7%

Elisa Oyj	959	59,432

Fortum Oyj	4,775	70,077

Kesko Oyj Class B	339	19,194

Nokian Renkaat Oyj(a)	450	10,897

Nordea Bank Abp	21,623	122,391

Sampo Oyj Class A	2,853	83,333

Stora Enso Oyj Class R	2,421	24,561

UPM-Kymmene Oyj(a)	2,468	67,944

Wartsila Oyj Abp(a)	2,622	19,247

Total Finland		477,076

France – 2.5%

Amundi S.A.(b)	514	30,371

AXA S.A.	8,532	147,803

BNP Paribas S.A.	4,561	137,675

Bouygues S.A.	1,849	54,210

Cie de Saint-Gobain	1,930	46,939

Cie Generale des Etablissements Michelin SCA	601	53,455

CNP Assurances	2,169	21,229

Covivio	341	19,213

Credit Agricole S.A.	12,406	91,067

Engie S.A.	7,252	74,894

Eutelsat Communications S.A.	2,011	21,020

ICADE	515	40,771

Imerys S.A.	652	16,397

Klepierre S.A.	1,739	33,526

Lagardere SCA	668	8,429

Natixis S.A.(a)	10,640	34,639

Nexity S.A.	307	9,439

Orange S.A.	11,381	139,052

Publicis Groupe S.A.	799	22,899

Renault S.A.	1,846	35,868

Rexel S.A.	1,751	13,026

SCOR SE	963	21,218

Societe BIC S.A.	314	17,520

Societe Generale S.A.	4,025	67,783

Suez	762	7,756

TOTAL S.A.(a)	11,845	459,961

Valeo S.A.	864	14,457

Veolia Environnement S.A.	1,817	38,827

Total France		1,679,444

Germany – 2.9%

Allianz SE Registered Shares	1,243	213,966

BASF SE	3,788	179,327

Bayer AG Registered Shares	3,328	192,990

Bayerische Motoren Werke AG	2,972	153,643

Continental AG	737	53,057

Covestro AG(b)	903	27,614

Daimler AG Registered Shares	6,684	201,832

Deutsche Post AG Registered Shares	3,972	107,976

Deutsche Telekom AG Registered Shares	17,598	228,121

DWS Group GmbH & Co. KGaA(b)	573	14,172

E.ON SE	8,786	91,015

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2020

Investments	Shares	Value

Evonik Industries AG	2,271	$47,520

Hochtief AG	299	19,849

Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	492	99,386

Siemens AG Registered Shares	2,372	201,630

Siltronic AG	255	19,099

Telefonica Deutschland Holding AG	30,417	75,394

TUI AG	3,413	15,388

Wacker Chemie AG	226	11,286

Total Germany		1,953,265

Hong Kong – 1.0%

BOC Hong Kong Holdings Ltd.	39,500	109,313

Chow Tai Fook Jewellery Group Ltd.	19,600	13,883

CLP Holdings Ltd.	8,000	73,798

Hang Lung Group Ltd.	9,000	18,973

Hang Seng Bank Ltd.	5,500	94,021

Henderson Land Development Co., Ltd.	16,100	61,381

Kingboard Laminates Holdings Ltd.	14,500	13,413

New World Development Co., Ltd.	36,472	39,244

PCCW Ltd.	70,000	38,563

Power Assets Holdings Ltd.	7,000	41,860

Sino Land Co., Ltd.	26,000	33,008

SJM Holdings Ltd.	19,000	16,056

Sun Hung Kai Properties Ltd.	7,500	98,892

Swire Pacific Ltd. Class A	4,000	25,778

Wharf Holdings Ltd. (The)(a)	5,519	9,783

Total Hong Kong		687,966

India – 0.2%

Bharat Petroleum Corp., Ltd.	5,872	24,598

Bharti Infratel Ltd.	9,405	19,891

Hindustan Petroleum Corp., Ltd.	6,703	16,844

Indian Oil Corp., Ltd.	24,900	26,874

Power Grid Corp. of India Ltd.	9,698	20,396

REC Ltd.	8,614	10,105

Vedanta Ltd.	31,880	27,265

Total India		145,973

Indonesia – 0.1%

Hanjaya Mandala Sampoerna Tbk PT	100,900	8,816

Telekomunikasi Indonesia Persero Tbk PT	280,700	54,384

United Tractors Tbk PT	19,100	19,791

Total Indonesia		82,991

Ireland – 0.0%

AIB Group PLC*	12,192	13,672

Bank of Ireland Group PLC	4,953	9,369

Total Ireland		23,041

Israel – 0.0%

Bank Leumi Le-Israel BM	2,651	14,689

Israel Chemicals Ltd.	5,798	18,488

Total Israel		33,177

Italy – 1.5%

ACEA SpA	1,398	22,212

Assicurazioni Generali SpA(a)	3,660	49,838

Azimut Holding SpA	2,078	30,052

Enel SpA	38,282	266,269

Eni SpA	17,970	181,796

Intesa Sanpaolo SpA	101,408	165,614

Italgas SpA	1,422	7,784

Mediobanca Banca di Credito Finanziario SpA	2,709	14,946

Poste Italiane SpA(b)	5,346	45,285

Snam SpA	16,382	75,568

Telecom Italia SpA RSP	23,896	9,452

Terna Rete Elettrica Nazionale SpA	10,468	66,274

Unione di Banche Italiane SpA	4,259	11,248

UnipolSai Assicurazioni SpA(a)	13,981	34,363

Total Italy		980,701

Japan – 4.8%

AEON Financial Service Co., Ltd.(a)	1,100	11,799

Aisin Seiki Co., Ltd.	1,500	37,015

Bridgestone Corp.	2,200	67,719

Canon, Inc.	6,900	150,777

Concordia Financial Group Ltd.	5,800	16,924

Denka Co., Ltd.	500	10,546

DIC Corp.	500	11,083

Fukuoka Financial Group, Inc.	900	11,930

Haseko Corp.(a)	1,400	15,004

Honda Motor Co., Ltd.(a)	6,300	141,809

ITOCHU Corp.(a)	4,742	98,503

Japan Post Holdings Co., Ltd.	10,600	83,039

Japan Post Insurance Co., Ltd.(a)	2,500	31,055

Japan Tobacco, Inc.	11,700	216,323

JXTG Holdings, Inc.	15,000	51,438

Kansai Electric Power Co., Inc. (The)(a)	3,400	37,904

KDDI Corp.	7,400	218,665

Komatsu Ltd.	4,000	65,898

Konica Minolta, Inc.	2,800	11,386

Lawson, Inc.	400	21,972

Marubeni Corp.	8,669	43,283

Matsui Securities Co., Ltd.(a)	1,600	11,753

Mebuki Financial Group, Inc.	11,100	22,621

Mitsubishi Chemical Holdings Corp.	7,300	43,467

Mitsubishi Corp.	6,700	142,217

Mitsubishi Gas Chemical Co., Inc.	1,600	17,430

Mitsubishi Motors Corp.(a)	6,800	19,275

Mitsubishi UFJ Financial Group, Inc.	39,300	146,708

Mitsubishi UFJ Lease & Finance Co., Ltd.	2,000	9,856

Mitsui Chemicals, Inc.	1,000	18,999

Mizuho Financial Group, Inc.	80,800	92,510

MS&AD Insurance Group Holdings, Inc.	1,100	30,823

Nikon Corp.	2,200	20,338

Nippon Electric Glass Co., Ltd.	1,100	14,754

NSK Ltd.	3,100	19,929

NTT DOCOMO, Inc.	10,600	331,584

SBI Holdings, Inc.(a)	800	11,694

Seiko Epson Corp.(a)	2,200	23,843

Sekisui House Ltd.	2,600	42,978

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2020

Investments	Shares	Value

Shimizu Corp.	1,800	$14,089

Showa Denko K.K.	900	18,649

Softbank Corp.(a)	21,100	268,649

Sojitz Corp.	12,400	29,175

Subaru Corp.(a)	2,300	44,176

SUMCO Corp.	1,200	15,484

Sumitomo Corp.	4,386	50,338

Sumitomo Mitsui Financial Group, Inc.(a)	5,000	121,486

Sumitomo Rubber Industries Ltd.	1,700	16,047

Takeda Pharmaceutical Co., Ltd.	6,600	202,240

Tosoh Corp.	1,300	14,812

Ube Industries Ltd.	700	10,744

Yamaha Motor Co., Ltd.	1,700	20,582

Total Japan		3,201,322

Malaysia – 0.2%

AMMB Holdings Bhd	20,900	14,514

CIMB Group Holdings Bhd	16,900	14,083

DiGi.Com Bhd	34,900	35,142

Malayan Banking Bhd	27,700	47,770

MISC Bhd	5,600	9,645

Petronas Gas Bhd	5,100	18,181

RHB Bank Bhd	16,300	17,696

YTL Corp. Bhd	67,000	11,244

Total Malaysia		168,275

Mexico – 0.2%

Alfa S.A.B. de C.V. Class A	25,500	6,957

Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	2,903	15,764

Grupo Financiero Banorte S.A.B. de C.V. Class O	11,800	32,695

Grupo Mexico S.A.B. de C.V. Series B	30,512	56,890

Industrias Penoles S.A.B. de C.V.	1,255	8,446

Total Mexico		120,752

Netherlands – 0.5%

ABN AMRO Bank N.V. CVA(b)	3,621	29,735

ING Groep N.V.	19,272	101,111

Koninklijke Ahold Delhaize N.V.	4,519	105,541

Koninklijke KPN N.V.	16,977	40,534

NN Group N.V.	1,325	35,765

Randstad N.V.	597	21,073

Total Netherlands		333,759

New Zealand – 0.2%

Mercury NZ Ltd.	14,323	35,834

Meridian Energy Ltd.	13,971	33,462

Spark New Zealand Ltd.	17,317	41,938

Vector Ltd.	3,969	7,459

Total New Zealand		118,693

Norway – 0.7%

Aker ASA Class A	259	5,811

Aker BP ASA	2,064	26,063

DNB ASA	5,201	57,825

Equinor ASA	14,559	181,831

Gjensidige Forsikring ASA	2,053	34,810

Mowi ASA	2,714	41,003

Storebrand ASA	3,492	13,884

Telenor ASA	6,861	99,246

Total Norway		460,473

Philippines – 0.1%

DMCI Holdings, Inc.	105,800	7,843

Manila Electric Co.	3,150	13,935

PLDT, Inc.	910	20,200

Total Philippines		41,978

Poland – 0.0%

Bank Polska Kasa Opieki S.A.	621	8,394

Santander Bank Polska S.A.	518	21,638

Total Poland		30,032

Portugal – 0.2%

EDP – Energias de Portugal S.A.	17,731	71,168

Galp Energia, SGPS, S.A.	2,885	32,906

NOS, SGPS, S.A.	5,689	19,051

Total Portugal		123,125

Russia – 1.8%

Gazprom Neft PJSC ADR	318	6,220

Gazprom PJSC ADR	57,129	265,021

Lukoil PJSC ADR	2,739	164,340

Magnit PJSC GDR(c)	4,804	43,054

Magnitogorsk Iron & Steel Works PJSC GDR(c)	5,881	36,874

MMC Norilsk Nickel PJSC ADR	9,721	242,247

Mobile TeleSystems PJSC ADR	5,857	44,513

Rosneft Oil Co. PJSC GDR(c)	10,746	43,726

Sberbank of Russia PJSC ADR	17,907	170,654

Tatneft PJSC ADR	4,052	171,197

Total Russia		1,187,846

Singapore – 0.7%

ComfortDelGro Corp., Ltd.	13,800	14,732

DBS Group Holdings Ltd.	7,700	100,424

Genting Singapore Ltd.	50,700	24,569

NetLink NBN Trust	35,300	22,437

Olam International Ltd.	19,000	19,082

Oversea-Chinese Banking Corp., Ltd.	12,254	74,358

SATS Ltd.	5,200	11,540

Singapore Technologies Engineering Ltd.	12,000	26,295

Singapore Telecommunications Ltd.	69,200	123,446

United Overseas Bank Ltd.	4,213	57,550

Total Singapore		474,433

South Africa – 0.5%

Absa Group Ltd.	2,851	11,972

African Rainbow Minerals Ltd.	2,021	11,404

Assore Ltd.	1,167	19,446

FirstRand Ltd.	17,615	39,718

Foschini Group Ltd. (The)	3,136	11,882

Kumba Iron Ore Ltd.(a)	851	13,344

Liberty Holdings Ltd.	1,494	5,546

Mr. Price Group Ltd.	2,281	14,570

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2020

Investments	Shares	Value

MTN Group Ltd.(a)	9,953	$26,967

Nedbank Group Ltd.	3,120	14,440

Old Mutual Ltd.(a)	35,059	23,262

Sanlam Ltd.	8,914	25,499

SPAR Group Ltd. (The)	2,017	20,526

Standard Bank Group Ltd.	6,850	39,301

Telkom S.A. SOC Ltd.	3,272	3,761

Vodacom Group Ltd.	3,909	25,610

Total South Africa		307,248

South Korea – 0.5%

Hana Financial Group, Inc.	2,123	40,285

Hyundai Heavy Industries Holdings Co., Ltd.	79	12,817

Industrial Bank of Korea	2,575	15,865

KB Financial Group, Inc.	1,917	54,407

KT&G Corp.	433	26,570

Meritz Securities Co., Ltd.	2,178	5,063

POSCO	524	69,301

Samsung Fire & Marine Insurance Co., Ltd.	195	24,668

SK Innovation Co., Ltd.	367	26,228

SK Telecom Co., Ltd.	248	36,059

Woori Financial Group, Inc.	4,028	25,313

Total South Korea		336,576

Spain – 1.7%

Acciona S.A.	141	15,061

ACS Actividades de Construccion y Servicios S.A.	1,796	35,107

Aena SME S.A.(b)	573	62,571

Banco Bilbao Vizcaya Argentaria S.A.	13,673	43,740

Banco Santander S.A.	32,164	78,278

Bankia S.A.(a)	23,931	26,731

Bankinter S.A.	5,139	18,856

Bolsas y Mercados Espanoles SHMSF S.A.	506	18,355

CaixaBank S.A.	29,436	54,908

Cia de Distribucion Integral Logista Holdings S.A.	1,124	17,994

Endesa S.A.	6,152	131,428

Iberdrola S.A.	24,794	244,412

Mediaset Espana Comunicacion S.A.	2,515	9,316

Naturgy Energy Group S.A.	4,743	83,867

Prosegur Cash S.A.(b)	12,961	12,458

Red Electrica Corp. S.A.	3,638	65,326

Repsol S.A.	9,396	85,901

Telefonica S.A.	18,605	85,199

Zardoya Otis S.A.	2,600	17,545

Total Spain		1,107,053

Sweden – 0.5%

Intrum AB(a)	792	10,580

Lundin Petroleum AB	1,361	26,168

Peab AB Class B	1,673	12,099

Skandinaviska Enskilda Banken AB Class A	10,904	73,935

Svenska Handelsbanken AB Class A	3,328	27,927

Swedbank AB Class A	8,152	91,207

Telia Co. AB	22,937	82,648

Total Sweden		324,564

Switzerland – 1.3%

ABB Ltd. Registered Shares	5,896	103,624

Adecco Group AG Registered Shares	459	18,093

Dufry AG Registered Shares*	435	13,524

Kuehne + Nagel International AG Registered Shares	646	88,699

LafargeHolcim Ltd. Registered Shares*	1,457	53,247

Sunrise Communications Group AG*(b)	256	20,611

Swiss Re AG	1,259	97,019

Swisscom AG Registered Shares	191	102,691

UBS Group AG Registered Shares*	16,891	157,921

Zurich Insurance Group AG	569	201,948

Total Switzerland		857,377

Taiwan – 2.2%

Asia Cement Corp.	22,000	28,663

China Steel Corp.	96,000	60,156

Chunghwa Telecom Co., Ltd.	23,000	81,759

Compal Electronics, Inc.	72,000	41,188

CTBC Financial Holding Co., Ltd.	80,480	47,636

Delta Electronics, Inc.	12,000	47,815

Far Eastern New Century Corp.	44,000	32,809

First Financial Holding Co., Ltd.	75,117	48,809

Formosa Chemicals & Fibre Corp.	42,000	93,051

Formosa Plastics Corp.	32,000	79,467

Fubon Financial Holding Co., Ltd.	18,195	22,592

Hon Hai Precision Industry Co., Ltd.	93,000	214,960

Lite-On Technology Corp.	17,000	23,216

Mega Financial Holding Co., Ltd.	80,941	76,146

Micro-Star International Co., Ltd.	5,000	14,665

Nan Ya Plastics Corp.	57,000	103,100

Nanya Technology Corp.	16,000	28,411

Novatek Microelectronics Corp.	6,000	34,125

Pegatron Corp.	16,680	31,990

Pou Chen Corp.	29,000	24,597

Powertech Technology, Inc.	9,000	25,564

Quanta Computer, Inc.	29,210	58,147

SinoPac Financial Holdings Co., Ltd.	86,559	31,628

Taiwan Cement Corp.	53,000	69,226

Taiwan Mobile Co., Ltd.	10,800	35,677

Walsin Technology Corp.	4,000	21,295

Wistron Corp.	27,000	21,874

Yageo Corp.	4,000	36,308

Yuanta Financial Holding Co., Ltd.	75,000	38,565

Total Taiwan		1,473,439

Thailand – 0.2%

Delta Electronics Thailand PCL NVDR	8,200	8,496

Indorama Ventures PCL NVDR	16,900	11,020

IRPC PCL NVDR	264,000	17,215

Krung Thai Bank PCL NVDR	30,600	10,630

Land & Houses PCL NVDR	82,500	16,843

PTT Exploration & Production PCL NVDR	7,800	16,043

PTT PCL NVDR	30,200	28,297

Siam Cement PCL (The) NVDR	2,200	21,720

TMB Bank PCL NVDR	291,200	7,809

Total Thailand		138,073

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2020

Investments	Shares	Value

Turkey – 0.1%

Ford Otomotiv Sanayi AS	2,277	$17,027

Iskenderun Demir ve Celik AS	31,286	29,813

Turkcell Iletisim Hizmetleri AS	10,540	19,704

Total Turkey		66,544

United Kingdom – 6.6%

Admiral Group PLC	1,520	42,029

Anglo American PLC	5,726	100,564

Aviva PLC	12,238	40,744

BAE Systems PLC	13,186	85,314

Barclays PLC	56,302	65,700

Barratt Developments PLC	8,039	43,959

Bellway PLC	524	14,008

BP PLC	117,286	500,566

British American Tobacco PLC	14,801	506,346

BT Group PLC	70,737	103,410

Carnival PLC	1,077	13,106

Centrica PLC	64,550	30,479

Cineworld Group PLC	13,572	8,352

Close Brothers Group PLC	1,262	17,714

DS Smith PLC	8,514	29,074

easyJet PLC	1,802	12,758

Evraz PLC	17,816	51,163

Fiat Chrysler Automobiles N.V.	6,882	49,627

GlaxoSmithKline PLC	20,695	388,658

Hays PLC	14,477	20,679

HSBC Holdings PLC	78,632	442,893

IMI PLC	1,749	16,209

Imperial Brands PLC	9,365	173,810

Inchcape PLC	2,443	13,122

Investec PLC	4,481	8,440

Jupiter Fund Management PLC	4,738	11,750

Land Securities Group PLC	3,887	26,836

Legal & General Group PLC	26,993	64,882

Lloyds Banking Group PLC	257,005	101,975

National Grid PLC	12,234	143,595

Persimmon PLC	3,143	74,689

Phoenix Group Holdings PLC	4,748	36,890

Redrow PLC	2,118	9,441

Rio Tinto PLC	6,703	309,059

Royal Dutch Shell PLC Class A(a)	24,390	429,139

Royal Mail PLC	6,357	9,869

RSA Insurance Group PLC	4,818	25,115

Schroders PLC	648	19,959

Signature Aviation PLC	2,928	5,990

SSE PLC	4,808	77,800

St. James’s Place PLC	2,501	23,556

Standard Life Aberdeen PLC	2,997	8,320

Taylor Wimpey PLC	36,856	53,697

United Utilities Group PLC	1,932	21,627

Vodafone Group PLC	114,032	159,775

Total United Kingdom		4,392,688

United States – 55.9%

3M Co.	4,432	605,012

AbbVie, Inc.	18,193	1,386,125

AES Corp.	4,592	62,451

Altria Group, Inc.	29,996	1,159,945

American Campus Communities, Inc.	547	15,179

American Eagle Outfitters, Inc.	1,674	13,308

American Electric Power Co., Inc.	3,413	272,972

American Financial Group, Inc.	521	36,512

Amgen, Inc.	3,772	764,698

Antero Midstream Corp.(a)	11,751	24,677

Apache Corp.	4,078	17,046

Apartment Investment & Management Co. Class A	785	27,593

Apollo Global Management, Inc.	1,481	49,614

Archer-Daniels-Midland Co.	4,089	143,851

Ares Management Corp. Class A	617	19,084

Associated Banc-Corp.	1,431	18,302

AT&T, Inc.	82,953	2,418,080

Avangrid, Inc.	2,316	101,394

Avista Corp.	276	11,727

Bank OZK	841	14,045

Blackstone Group, Inc. (The) Class A	4,291	195,541

Boston Properties, Inc.	652	60,134

Bristol-Myers Squibb Co.	11,017	614,088

Brixmor Property Group, Inc.	3,489	33,146

Broadcom, Inc.	3,198	758,246

Cabot Corp.	708	18,493

Cadence BanCorp	1,019	6,674

Camden Property Trust	488	38,669

Campbell Soup Co.	1,810	83,550

Cardinal Health, Inc.	2,561	122,774

CareTrust REIT, Inc.	534	7,898

Cathay General Bancorp	617	14,160

CenterPoint Energy, Inc.	4,338	67,022

CenturyLink, Inc.	25,274	239,092

Chemours Co. (The)	2,862	25,386

Chevron Corp.	16,114	1,167,620

Cisco Systems, Inc.	26,959	1,059,758

Citizens Financial Group, Inc.	2,798	52,630

CNA Financial Corp.	2,505	77,755

Coca-Cola Co. (The)	26,669	1,180,103

Cohen & Steers, Inc.	373	16,953

Columbia Banking System, Inc.	335	8,978

Comerica, Inc.	1,142	33,506

Consolidated Edison, Inc.	2,328	181,584

CoreSite Realty Corp.	213	24,687

Corporate Office Properties Trust	623	13,787

Coty, Inc. Class A	7,701	39,737

Crown Castle International Corp.	2,281	329,376

CubeSmart	1,219	32,657

Cullen/Frost Bankers, Inc.(a)	370	20,642

Cummins, Inc.	981	132,749

CVB Financial Corp.	792	15,880

CVR Energy, Inc.	1,545	25,539

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2020

Investments	Shares	Value

Delek U.S. Holdings, Inc.(a)	591	$9,314

Digital Realty Trust, Inc.	1,130	156,968

Dominion Energy, Inc.	6,799	490,820

DTE Energy Co.	1,159	110,070

Duke Energy Corp.	5,918	478,648

DuPont de Nemours, Inc.	7,596	259,024

Eastman Chemical Co.	1,250	58,225

Eaton Vance Corp.	425	13,706

Edison International	2,376	130,181

Emerson Electric Co.	3,910	186,312

Entergy Corp.	1,589	149,318

EPR Properties	802	19,424

Equitrans Midstream Corp.(a)	5,571	28,022

Evergy, Inc.	1,365	75,143

Exelon Corp.	6,655	244,971

Extended Stay America, Inc.	3,540	25,877

Extra Space Storage, Inc.	735	70,384

Exxon Mobil Corp.	43,599	1,655,454

Federal Realty Investment Trust	394	29,396

Federated Hermes, Inc. Class B	732	13,945

Fifth Third Bancorp	3,810	56,579

First American Financial Corp.	557	23,622

First Financial Bancorp	712	10,616

First Hawaiian, Inc.	741	12,249

First Horizon National Corp.	1,608	12,960

FirstEnergy Corp.	3,719	149,020

Flowers Foods, Inc.	1,664	34,145

Fluor Corp.	1,515	10,469

FNB Corp.	3,033	22,353

Foot Locker, Inc.	748	16,493

Franklin Resources, Inc.	3,002	50,103

Fulton Financial Corp.	1,115	12,811

Gaming and Leisure Properties, Inc.	2,073	57,443

Gap, Inc. (The)(a)	5,120	36,045

General Mills, Inc.	4,684	247,175

General Motors Co.	12,653	262,929

Genuine Parts Co.	989	66,589

Gilead Sciences, Inc.	10,524	786,774

Goodyear Tire & Rubber Co. (The)	3,063	17,827

H&R Block, Inc.(a)	2,136	30,075

Halliburton Co.	7,763	53,177

Hanesbrands, Inc.(a)	3,381	26,608

Harley-Davidson, Inc.	857	16,223

Healthcare Trust of America, Inc. Class A	1,878	45,598

Healthpeak Properties, Inc.	3,200	76,320

Helmerich & Payne, Inc.	2,032	31,801

Hewlett Packard Enterprise Co.	9,550	92,731

Highwoods Properties, Inc.	754	26,707

Host Hotels & Resorts, Inc.	6,311	69,673

HP, Inc.	13,033	226,253

Huntington Bancshares, Inc.	6,613	54,293

Ingredion, Inc.	499	37,675

International Business Machines Corp.	8,343	925,489

International Paper Co.	4,021	125,174

Interpublic Group of Cos., Inc. (The)	4,405	71,317

Investors Bancorp, Inc.	2,261	18,065

Iron Mountain, Inc.(a)	3,527	83,943

J.M. Smucker Co. (The)	835	92,685

John Wiley & Sons, Inc. Class A	528	19,795

Juniper Networks, Inc.	2,660	50,912

KAR Auction Services, Inc.	1,405	16,860

Kellogg Co.	2,581	154,834

Kennedy-Wilson Holdings, Inc.	1,077	14,453

KeyCorp	6,342	65,767

Kimberly-Clark Corp.	2,141	273,770

Kimco Realty Corp.	3,270	31,621

Kinder Morgan, Inc.	20,884	290,705

Kohl’s Corp.	1,883	27,473

Kraft Heinz Co. (The)	17,501	432,975

L Brands, Inc.(a)	4,707	54,413

Lamar Advertising Co. Class A	774	39,691

Las Vegas Sands Corp.	8,771	372,504

Legg Mason, Inc.	701	34,244

Leggett & Platt, Inc.	375	10,005

Macerich Co. (The)(a)	2,896	16,304

Macquarie Infrastructure Corp.	1,739	43,910

Marathon Petroleum Corp.	4,865	114,911

Maxim Integrated Products, Inc.	1,723	83,755

Medical Properties Trust, Inc.	4,203	72,670

Mercury General Corp.	276	11,239

MetLife, Inc.	5,320	162,632

Mid-America Apartment Communities, Inc.	768	79,127

Molson Coors Beverage Co. Class B	1,497	58,398

Morgan Stanley	7,787	264,758

MSC Industrial Direct Co., Inc. Class A	481	26,441

Murphy Oil Corp.(a)	2,272	13,927

National Health Investors, Inc.	446	22,086

National Retail Properties, Inc.	1,140	36,697

NetApp, Inc.	2,078	86,632

New York Community Bancorp, Inc.	4,515	42,396

Newell Brands, Inc.	5,057	67,157

NorthWestern Corp.	466	27,881

Nu Skin Enterprises, Inc. Class A	527	11,515

Nucor Corp.	2,230	80,325

Occidental Petroleum Corp.	13,007	150,621

OGE Energy Corp.	1,376	42,284

Old National Bancorp	836	11,027

Old Republic International Corp.	2,499	38,110

Olin Corp.	1,924	22,453

Omega Healthcare Investors, Inc.	2,323	61,652

Omnicom Group, Inc.(a)	1,706	93,659

ONEOK, Inc.	4,222	92,082

Outfront Media, Inc.	1,563	21,069

PACCAR, Inc.	3,426	209,431

PacWest Bancorp	1,744	31,252

Paramount Group, Inc.	2,381	20,953

Park Hotels & Resorts, Inc.	3,684	29,140

Paychex, Inc.	2,373	149,309

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2020

Investments	Shares	Value

PBF Energy, Inc. Class A	1,281	$9,069

Pebblebrook Hotel Trust	801	8,723

Penske Automotive Group, Inc.(a)	734	20,552

People’s United Financial, Inc.	3,508	38,763

Pfizer, Inc.	46,734	1,525,398

Philip Morris International, Inc.	19,279	1,406,596

Phillips 66	3,017	161,862

Piedmont Office Realty Trust, Inc. Class A	1,752	30,940

Pinnacle West Capital Corp.	1,016	77,003

PotlatchDeltic Corp.	397	12,462

PPL Corp.	7,494	184,952

Principal Financial Group, Inc.	1,641	51,429

Progressive Corp. (The)	3,358	247,955

Prudential Financial, Inc.	2,852	148,703

Public Service Enterprise Group, Inc.	3,606	161,945

Public Storage	881	174,975

QTS Realty Trust, Inc. Class A(a)	205	11,892

QUALCOMM, Inc.	8,338	564,066

Rayonier, Inc.	1,086	25,575

Realty Income Corp.	1,991	99,271

Regency Centers Corp.	879	33,780

Regions Financial Corp.	5,939	53,273

Ryder System, Inc.	684	18,085

Ryman Hospitality Properties, Inc.	376	13,480

Sabra Health Care REIT, Inc.	2,359	25,760

Santander Consumer USA Holdings, Inc.	1,538	21,394

Service Properties Trust	2,786	15,044

Simon Property Group, Inc.	2,675	146,751

SITE Centers Corp.	1,499	7,810

Six Flags Entertainment Corp.	1,256	15,750

Sonoco Products Co.	730	33,836

South Jersey Industries, Inc.(a)	852	21,300

Southern Co. (The)	8,977	486,015

Spectrum Brands Holdings, Inc.	416	15,130

Spirit Realty Capital, Inc.	665	17,390

State Street Corp.	1,949	103,823

Steel Dynamics, Inc.	1,697	38,250

STORE Capital Corp.	1,457	26,401

Synovus Financial Corp.	891	15,646

Targa Resources Corp.	4,659	32,194

TFS Financial Corp.	2,237	34,159

Trinity Industries, Inc.	1,251	20,104

Truist Financial Corp.	6,181	190,622

Umpqua Holdings Corp.	2,802	30,542

United Bankshares, Inc.	627	14,471

United Parcel Service, Inc. Class B	4,830	451,219

Unum Group	1,715	25,742

Urban Edge Properties	1,006	8,863

Valero Energy Corp.	3,531	160,166

Valley National Bancorp	3,197	23,370

Ventas, Inc.	2,567	68,796

VEREIT, Inc.	9,646	47,169

Verizon Communications, Inc.	35,254	1,894,197

VICI Properties, Inc.(a)	3,368	56,044

Vornado Realty Trust	1,092	39,541

W.P. Carey, Inc.	1,408	81,777

Walgreens Boots Alliance, Inc.	6,587	301,355

Washington Real Estate Investment Trust	773	18,452

Webster Financial Corp.	575	13,168

Wells Fargo & Co.	26,395	757,536

Welltower, Inc.	2,582	118,204

WesBanco, Inc.	393	9,314

Western Digital Corp.	2,140	89,067

Western Union Co. (The)	3,609	65,431

WestRock Co.	2,867	81,021

Weyerhaeuser Co.	5,172	87,665

Whirlpool Corp.	597	51,223

Williams Cos., Inc. (The)	16,829	238,130

Wynn Resorts Ltd.	759	45,684

Xerox Holdings Corp.	2,258	42,767

Total United States		37,410,507
TOTAL COMMON STOCKS (Cost: $85,681,506)		66,296,893

EXCHANGE-TRADED FUNDS – 0.4%

United States – 0.4%

WisdomTree International High Dividend Fund(a)(d)	6,679	196,897

WisdomTree U.S. High Dividend Fund(a)(d)	1,205	68,203
TOTAL EXCHANGE-TRADED FUNDS (Cost: $231,862)		265,100

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%

United States – 2.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(e)
(Cost: $1,818,703)	1,818,703	1,818,703

TOTAL INVESTMENTS IN SECURITIES – 102.1% (Cost: $87,732,071)		68,380,696

Other Assets less Liabilities – (2.1)%		(1,428,844)

NET ASSETS – 100.0%		$66,951,852
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $3,278,847 and the total market value of the collateral held by the Fund was $3,465,249. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $1,646,546.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2020.

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (concluded)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2020

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree International High Dividend Fund	$37,976	$1,267,334	$1,108,872	$(22,582)	$23,041	$196,897	$13,611
WisdomTree U.S. High Dividend Fund	12,755	418,977	366,107	(6,539)	9,117	68,203	1,918
Total	$50,731	$1,686,311	$1,474,979	$(29,121)	$32,158	$265,100	$15,529

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Morgan Stanley & Co. International	4/1/2020	550	EUR	6,092	SEK	$—	$(11)

Morgan Stanley & Co. International	4/1/2020	168,900	HKD	218,386	SEK	—	(251)

Morgan Stanley & Co. International	4/1/2020	1,064,800	JPY	98,950	SEK	—	(124)

Morgan Stanley & Co. International	4/1/2020	25,007	USD	618,000	CZK	256	—

Morgan Stanley & Co. International	4/1/2020	168,100	ZAR	94,064	SEK	—	(82)

						$256	$(468)

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.4%

India – 99.4%

Aerospace & Defense – 0.2%

Bharat Electronics Ltd.	1,129,454	$1,111,520

Airlines – 0.0%

InterGlobe Aviation Ltd.(a)	12,234	172,413

Auto Components – 0.9%

Apollo Tyres Ltd.	457,368	480,032

Balkrishna Industries Ltd.	117,304	1,227,524

Bharat Forge Ltd.	287,376	892,503

Ceat Ltd.	28,272	296,337

Endurance Technologies Ltd.(a)	21,386	169,926

Exide Industries Ltd.	296,583	515,924

Mahindra CIE Automotive Ltd.*	271,070	246,342

Minda Industries Ltd.	47,511	150,978

Motherson Sumi Systems Ltd.	1,312,911	1,059,510

Sundram Fasteners Ltd.	45,599	176,305

Varroc Engineering Ltd.(a)	49,447	83,434

Total Auto Components		5,298,815

Automobiles – 4.1%

Bajaj Auto Ltd.	111,293	2,975,145

Eicher Motors Ltd.	18,416	3,187,972

Hero MotoCorp., Ltd.	170,196	3,591,605

Mahindra & Mahindra Ltd.	1,347,714	5,076,335

Maruti Suzuki India Ltd.	134,392	7,618,026

TVS Motor Co., Ltd.	99,979	393,236

Total Automobiles		22,842,319

Banks – 5.9%

AU Small Finance Bank Ltd.(a)	22,118	147,748

Axis Bank Ltd.	1,403,319	7,030,391

Bandhan Bank Ltd.(a)	154,641	416,492

Bank of Baroda*	651,958	461,491

Canara Bank*	186,558	223,175

City Union Bank Ltd.	421,467	718,961

DCB Bank Ltd.	280,700	351,750

Federal Bank Ltd.	3,042,376	1,650,859

ICICI Bank Ltd.	1,477,232	6,321,824

Indian Bank*	161,734	92,143

IndusInd Bank Ltd.	469,960	2,182,343

Jammu & Kashmir Bank Ltd. (The)*	1,004,078	165,242

Karnataka Bank Ltd. (The)	799,151	444,200

Karur Vysya Bank Ltd. (The)	285,071	76,118

Kotak Mahindra Bank Ltd.	585,093	10,023,758

RBL Bank Ltd.(a)	157,612	282,301

South Indian Bank Ltd. (The)	2,481,717	186,987

State Bank of India*	408,806	1,063,743

Yes Bank Ltd.(b)	4,954,888	1,470,395

Total Banks		33,309,921

Beverages – 0.2%

Radico Khaitan Ltd.	65,838	233,410

United Breweries Ltd.	20,787	252,476

United Spirits Ltd.*	110,812	709,829

Varun Beverages Ltd.	22,505	157,503

Total Beverages		1,353,218

Biotechnology – 0.2%

Biocon Ltd.	238,575	$853,211

Building Products – 0.1%

Astral Poly Technik Ltd.	7,475	92,569

Blue Star Ltd.	20,611	125,176

Kajaria Ceramics Ltd.	39,147	194,490

Total Building Products		412,235

Capital Markets – 0.5%

Care Ratings Ltd.	28,689	124,140

Edelweiss Financial Services Ltd.	1,292,334	655,979

HDFC Asset Management Co., Ltd.(a)	16,396	457,910

ICICI Securities Ltd.(a)	119,337	436,089

Indiabulls Ventures Ltd.	316,185	450,133

JM Financial Ltd.	441,106	377,543

Motilal Oswal Financial Services Ltd.	21,657	142,293

Multi Commodity Exchange of India Ltd.	17,187	255,415

Total Capital Markets		2,899,502

Chemicals – 2.6%

Aarti Industries Ltd.	26,472	268,302

Aarti Surfactants Ltd.†	2,094	5,880

Asian Paints Ltd.	143,712	3,165,791

Berger Paints India Ltd.	130,281	857,533

Castrol India Ltd.	367,225	482,749

Chambal Fertilizers and Chemicals Ltd.	452,685	648,948

Coromandel International Ltd.	128,000	924,157

DCM Shriram Ltd.	131,697	374,630

Deepak Nitrite Ltd.	31,563	160,649

EID Parry India Ltd.	27,822	51,138

Finolex Industries Ltd.	37,197	193,111

GHCL Ltd.	118,490	139,633

Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	317,324	481,116

Gujarat State Fertilizers & Chemicals Ltd.	364,415	176,063

Himadri Speciality Chemical Ltd.	318,044	123,810

Kansai Nerolac Paints Ltd.	92,500	473,741

Navin Fluorine International Ltd.	5,674	91,626

NOCIL Ltd.	67,700	58,884

Phillips Carbon Black Ltd.	258,974	214,639

PI Industries Ltd.	46,196	714,484

Pidilite Industries Ltd.	66,244	1,187,731

Rain Industries Ltd.	433,922	320,346

Rashtriya Chemicals & Fertilizers Ltd.	69,749	26,138

SRF Ltd.	13,660	502,568

Supreme Industries Ltd.	22,573	258,906

Tata Chemicals Ltd.	124,928	369,163

UPL Ltd.	543,581	2,346,018

Vinati Organics Ltd.	11,980	122,656

Total Chemicals		14,740,410

Communications Equipment – 0.0%

Sterlite Technologies Ltd.	303,450	255,913

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2020

Investments	Shares	Value

Construction & Engineering – 1.5%

Dilip Buildcon Ltd.(a)	87,449	$243,963

Engineers India Ltd.	170,972	135,713

IRB Infrastructure Developers Ltd.*	1,382,213	972,923

Kalpataru Power Transmission Ltd.	94,383	227,875

KEC International Ltd.	137,699	337,644

KNR Constructions Ltd.	116,323	302,143

Larsen & Toubro Ltd.	435,374	4,652,929

NBCC India Ltd.	490,318	105,645

NCC Ltd.	2,199,734	545,199

Voltas Ltd.	158,202	997,294

Total Construction & Engineering		8,521,328

Construction Materials – 1.7%

ACC Ltd.	57,135	731,452

Ambuja Cements Ltd.	1,059,676	2,180,949

Birla Corp., Ltd.	34,943	191,710

Dalmia Bharat Ltd.*	21,832	141,581

Grasim Industries Ltd.	335,114	2,108,991

HeidelbergCement India Ltd.	68,490	128,422

JK Cement Ltd.	22,704	280,772

Ramco Cements Ltd. (The)	86,265	584,802

Shree Cement Ltd.	2,339	542,501

UltraTech Cement Ltd.	65,848	2,824,367

Total Construction Materials		9,715,547

Consumer Finance – 2.4%

Bajaj Finance Ltd.	112,209	3,286,564

Cholamandalam Investment and Finance Co., Ltd.	258,302	521,888

CreditAccess Grameen Ltd.*	14,223	63,424

Equitas Holdings Ltd.*	84,230	47,486

Mahindra & Mahindra Financial Services Ltd.	693,398	1,349,194

Manappuram Finance Ltd.	1,222,854	1,531,573

Muthoot Finance Ltd.	237,291	1,923,233

Repco Home Finance Ltd.	120,528	186,963

Shriram Transport Finance Co., Ltd.	420,950	3,676,088

Sundaram Finance Ltd.	36,021	572,922

TI Financial Holdings Ltd.*	90,165	345,637

Ujjivan Financial Services Ltd.	53,560	105,100

Total Consumer Finance		13,610,072

Diversified Financial Services – 2.5%

Aditya Birla Capital Ltd.*	546,843	304,680

Bajaj Holdings & Investment Ltd.	57,027	1,355,773

Housing & Urban Development Corp. Ltd.	788,553	208,471

L&T Finance Holdings Ltd.	1,590,886	1,078,798

Power Finance Corp., Ltd.	5,755,932	6,996,024

REC Ltd.	3,669,593	4,304,970

Total Diversified Financial Services		14,248,716

Diversified Telecommunication Services – 0.5%

Bharti Infratel Ltd.	1,244,999	2,633,134

HFCL Ltd.	1,665,106	199,193

Total Diversified Telecommunication Services		2,832,327

Electric Utilities – 2.3%

Adani Transmission Ltd.*	244,099	609,995

CESC Ltd.	192,278	1,038,386

Power Grid Corp. of India Ltd.	4,171,615	8,773,205

SJVN Ltd.	1,391,838	381,760

Tata Power Co., Ltd. (The)	3,292,559	1,429,726

Torrent Power Ltd.	259,505	957,220

Total Electric Utilities		13,190,292

Electrical Equipment – 0.5%

ABB India Ltd.	26,808	331,471

ABB Power Products and Systems India Ltd.*	6,474	64,161

Amara Raja Batteries Ltd.	40,144	253,675

Bharat Heavy Electricals Ltd.	1,439,103	395,676

Finolex Cables Ltd.	54,674	147,252

Havells India Ltd.	189,969	1,206,465

KEI Industries Ltd.	46,507	164,970

V-Guard Industries Ltd.	38,291	78,529

Total Electrical Equipment		2,642,199

Electronic Equipment, Instruments & Components – 0.1%

Redington India Ltd.	893,817	810,507

Entertainment – 0.1%

Inox Leisure Ltd.	86,233	299,445

PVR Ltd.	12,057	188,670

Total Entertainment		488,115

Food & Staples Retailing – 0.1%

Avenue Supermarts Ltd.*(a)	24,208	699,988

Food Products – 1.4%

Avanti Feeds Ltd.	37,140	144,458

Balrampur Chini Mills Ltd.	641,669	882,545

Bombay Burmah Trading Co.	62,647	606,585

Britannia Industries Ltd.	36,519	1,298,032

Godrej Agrovet Ltd.(a)	21,533	104,675

Kaveri Seed Co., Ltd.	60,340	272,702

KRBL Ltd.	176,261	314,073

Nestle India Ltd.	13,013	2,803,916

Tata Consumer Products Ltd.	307,599	1,198,863

Venky’s India Ltd.	6,437	71,874

Total Food Products		7,697,723

Gas Utilities – 1.3%

Adani Gas Ltd.	263,182	300,402

GAIL India Ltd.	3,422,159	3,462,815

Gujarat Gas Ltd.	137,194	418,648

Gujarat State Petronet Ltd.	477,964	1,089,538

Indraprastha Gas Ltd.	339,703	1,742,043

Mahanagar Gas Ltd.	38,457	416,055

Total Gas Utilities		7,429,501

Health Care Providers & Services – 0.1%

Apollo Hospitals Enterprise Ltd.	21,968	330,763

Dr. Lal PathLabs Ltd.(a)	8,702	161,235

Total Health Care Providers & Services		491,998

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2020

Investments	Shares	Value

Health Care Technology – 0.0%

TAKE Solutions Ltd.	89,180	$46,741

Hotels, Restaurants & Leisure – 0.2%

Coffee Day Enterprises Ltd.*(a)	83,101	25,814

Delta Corp., Ltd.	74,185	64,084

EIH Ltd.	39,597	34,441

Indian Hotels Co., Ltd. (The)	181,762	180,197

Jubilant Foodworks Ltd.	31,572	614,089

Total Hotels, Restaurants & Leisure		918,625

Household Durables – 0.3%

Bajaj Electricals Ltd.	13,507	47,930

Crompton Greaves Consumer Electricals Ltd.	295,825	816,487

Whirlpool of India Ltd.	31,776	763,997

Total Household Durables		1,628,414

Household Products – 1.9%

Hindustan Unilever Ltd.	358,078	10,879,428

Jyothy Labs Ltd.	55,114	67,170

Total Household Products		10,946,598

Independent Power & Renewable Electricity Producers – 1.8%

JSW Energy Ltd.	501,837	283,253

NHPC Ltd.	4,588,012	1,209,905

NLC India Ltd.	731,997	424,774

NTPC Ltd.	6,936,523	7,720,365

PTC India Ltd.	975,935	499,892

Total Independent Power & Renewable Electricity Producers		10,138,189

Industrial Conglomerates – 0.2%

Godrej Industries Ltd.	93,656	350,539

Siemens Ltd.	66,271	975,346

Total Industrial Conglomerates		1,325,885

Insurance – 1.0%

Bajaj Finserv Ltd.	37,491	2,275,292

General Insurance Corp. of India(a)	252,352	350,919

HDFC Life Insurance Co., Ltd.(a)	102,793	599,695

ICICI Lombard General Insurance Co., Ltd.(a)	41,290	590,358

ICICI Prudential Life Insurance Co., Ltd.(a)	161,623	759,925

Max Financial Services Ltd.*	71,783	364,934

SBI Life Insurance Co., Ltd.(a)	51,439	435,848

Total Insurance		5,376,971

Interactive Media & Services – 0.2%

Info Edge India Ltd.	42,167	1,134,310

Just Dial Ltd.*	37,367	144,946
Total Interactive Media & Services		1,279,256

Internet & Direct Marketing Retail – 0.0%

Infibeam Avenues Ltd.	213,898	96,274

IT Services – 16.7%

Firstsource Solutions Ltd.	511,192	185,486

HCL Technologies Ltd.	2,115,011	12,200,602

Hexaware Technologies Ltd.	173,855	520,982

Infosys Ltd.	4,580,832	38,844,087

Larsen & Toubro Infotech Ltd.(a)	44,163	834,121

Mindtree Ltd.	204,967	2,245,252

Mphasis Ltd.	139,399	1,224,351

NIIT Ltd.	120,943	131,412

NIIT Technologies Ltd.	57,916	878,678

Persistent Systems Ltd.	65,904	479,963

Sonata Software Ltd.	32,315	70,139

Tata Consultancy Services Ltd.	994,701	24,010,489

Tech Mahindra Ltd.	807,148	6,033,505

Wipro Ltd.	2,443,513	6,353,352

Total IT Services		94,012,419

Life Sciences Tools & Services – 0.4%

Dishman Carbogen Amcis Ltd.	53,871	37,990

Divi’s Laboratories Ltd.	73,339	1,928,256

Syngene International Ltd.(a)	58,808	186,682

Total Life Sciences Tools & Services		2,152,928

Machinery – 0.9%

AIA Engineering Ltd.	52,715	970,839

Ashok Leyland Ltd.	3,821,824	2,174,842

Carborundum Universal Ltd.	42,070	123,455

Cochin Shipyard Ltd.(a)	73,779	259,759

Cummins India Ltd.	74,304	320,882

Escorts Ltd.	119,401	1,045,787

Greaves Cotton Ltd.*	58,102	53,416

Thermax Ltd.	19,159	187,522

Total Machinery		5,136,502

Media – 0.4%

Sun TV Network Ltd.	194,246	734,220

TV18 Broadcast Ltd.*	1,018,177	209,957

Zee Entertainment Enterprises Ltd.	717,634	1,175,800

Total Media		2,119,977

Metals & Mining – 5.7%

APL Apollo Tubes Ltd.	3,381	55,715

Hindalco Industries Ltd.	3,083,242	3,900,349

Hindustan Copper Ltd.	121,142	34,108

Hindustan Zinc Ltd.*	660,090	1,355,933

Jindal Saw Ltd.	780,079	472,267

JSW Steel Ltd.	4,018,600	7,768,811

National Aluminium Co., Ltd.	2,753,208	1,059,049

NMDC Ltd.	3,631,771	3,840,540

Steel Authority of India Ltd.	5,122,125	1,560,648

Tata Sponge Iron Ltd.	5,972	14,809

Tata Steel Ltd.	1,945,268	6,932,394

Vedanta Ltd.	6,000,908	5,132,219

Total Metals & Mining		32,126,842

Multiline Retail – 0.0%

Future Retail Ltd.*	199,085	206,055

Oil, Gas & Consumable Fuels – 21.1%

Aegis Logistics Ltd.	104,148	191,979

Bharat Petroleum Corp., Ltd.	1,934,734	8,104,522

Coal India Ltd.	5,515,565	10,210,735

Hindustan Petroleum Corp., Ltd.	2,776,448	6,976,788

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2020

Investments	Shares	Value

Indian Oil Corp., Ltd.	8,370,624	$9,034,371

Mangalore Refinery & Petrochemicals Ltd.	90,425	27,671

Oil & Natural Gas Corp., Ltd.	14,814,372	13,374,817

Oil India Ltd.	1,492,396	1,630,463

Petronet LNG Ltd.	1,008,695	2,662,697

Reliance Industries Ltd.	4,519,010	66,529,600

Total Oil, Gas & Consumable Fuels		118,743,643

Paper & Forest Products – 0.1%

Century Plyboards India Ltd.	27,627	40,518

Century Textiles & Industries Ltd.	38,516	150,752

JK Paper Ltd.	262,409	258,415

Total Paper & Forest Products		449,685

Personal Products – 1.2%

Bajaj Consumer Care, Ltd.*	64,832	113,508

Colgate-Palmolive India Ltd.	53,999	894,163

Dabur India Ltd.	352,441	2,096,675

Emami Ltd.	14,082	31,635

Godrej Consumer Products Ltd.	368,681	2,538,325

Marico Ltd.	320,242	1,163,477

Total Personal Products		6,837,783

Pharmaceuticals – 4.3%

Ajanta Pharma Ltd.	22,514	406,614

Alembic Pharmaceuticals Ltd.	48,008	339,033

Alkem Laboratories Ltd.	23,383	718,896

Aurobindo Pharma Ltd.	508,416	2,776,584

Cadila Healthcare Ltd.	547,908	1,935,572

Cipla Ltd.	364,778	2,038,914

Dr. Reddy’s Laboratories Ltd.	91,277	3,765,340

GlaxoSmithKline Pharmaceuticals Ltd.	18,115	301,090

Glenmark Pharmaceuticals Ltd.	372,795	1,014,390

Granules India Ltd.	344,708	654,547

Ipca Laboratories Ltd.	29,985	551,830

JB Chemicals & Pharmaceuticals Ltd.	21,621	145,471

Jubilant Life Sciences Ltd.	153,379	505,240

Lupin Ltd.	103,105	803,633

Merck Ltd.	11,807	567,008

Natco Pharma Ltd.	133,025	888,958

Piramal Enterprises Ltd.	102,271	1,270,086

Strides Pharma Science Ltd.	99,620	424,217

Sun Pharmaceutical Industries Ltd.	785,456	3,657,787

Suven Life Sciences Ltd.*	74,816	21,164

Suven Pharmaceuticals Ltd. *	82,833	220,136

Torrent Pharmaceuticals Ltd.	36,890	961,513

Total Pharmaceuticals		23,968,023

Professional Services – 0.1%

L&T Technology Services Ltd.(a)	13,157	201,960

Quess Corp., Ltd.*(a)	27,008	76,096

Total Professional Services		278,056

Real Estate Management & Development – 0.5%

DLF Ltd.	481,415	874,678

Godrej Properties Ltd.*	30,997	247,173

Indiabulls Real Estate Ltd.*	1,101,851	594,975

Oberoi Realty Ltd.	95,481	418,709

Phoenix Mills Ltd. (The)	52,433	395,268

Prestige Estates Projects Ltd.	129,333	287,554

Sobha Ltd.	82,443	145,867

Sunteck Realty Ltd.	27,965	77,646

Total Real Estate Management & Development		3,041,870

Road & Rail – 0.2%

Container Corp. of India Ltd.	220,780	967,885

Software – 0.3%

Birlasoft Ltd.	739,915	596,617

Oracle Financial Services Software Ltd.*	32,898	880,013

Tata Elxsi Ltd.	17,253	143,472

Total Software		1,620,102

Specialty Retail – 0.0%

Future Lifestyle Fashions Ltd.	19,710	30,730

Textiles, Apparel & Luxury Goods – 1.0%

Aditya Birla Fashion and Retail Ltd.*	84,846	171,484

Bata India Ltd.	12,444	202,506

LUX Industries Ltd.	7,316	91,383

Page Industries Ltd.	2,664	597,356

Rajesh Exports Ltd.	242,173	1,753,124

Raymond Ltd.	12,753	37,559

Relaxo Footwears Ltd.	17,614	139,454

Titan Co., Ltd.	158,936	1,961,614

Trident Ltd.	4,458,730	250,486

VIP Industries Ltd.	19,743	62,673

Welspun India Ltd.	262,747	75,020

Total Textiles, Apparel & Luxury Goods		5,342,659

Thrifts & Mortgage Finance – 9.2%

Can Fin Homes Ltd.	72,723	268,249

Housing Development Finance Corp., Ltd.	2,131,418	46,011,384

Indiabulls Housing Finance Ltd.	1,973,316	2,523,664

LIC Housing Finance Ltd.	791,816	2,462,805

PNB Housing Finance Ltd.(a)	126,411	270,948

Total Thrifts & Mortgage Finance		51,537,050

Tobacco – 1.5%

Godfrey Phillips India Ltd.	15,012	186,630

ITC Ltd.	3,511,130	7,968,950

Total Tobacco		8,155,580

Trading Companies & Distributors – 0.2%

Adani Enterprises Ltd.	468,257	851,700

Transportation Infrastructure – 0.7%

Adani Ports & Special Economic Zone Ltd.	1,226,221	4,073,288

Water Utilities – 0.0%

VA Tech Wabag Ltd.*	28,878	31,435

Wireless Telecommunication Services – 0.1%

Bharti Airtel Ltd.*	117,758	686,301
TOTAL COMMON STOCKS (Cost: $586,447,038)		559,755,256

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2020

Investments	Shares	Value

EXCHANGE-TRADED FUND – 0.0%

United States – 0.0%

WisdomTree India ex-State-Owned Enterprises Fund*(c)
(Cost: $26,901)	1,100	$19,463

TOTAL INVESTMENTS IN SECURITIES – 99.4% (Cost: $586,473,939)		559,774,719

Other Assets less Liabilities – 0.6%		3,542,628

NET ASSETS – 100.0%		$563,317,347
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $5,880, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Restricted securities. At March 31, 2020, the value of such securities held by the Fund are as follows:

Investment	Restricted Shares	Acquisition Date	Acquisition Cost	Value	Value as a Percentage of Net Assets
India - Banks
Yes Bank Ltd.	3,906,791	9/18/15 - 3/13/20	$5,049,681	$1,159,365	0.2%

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income

WisdomTree India ex-State-Owned Enterprises Fund	$—	$26,901	$—	$—	$(7,438)	$19,463	$—

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments

WisdomTree India ex-State-Owned Enterprises Fund (IXSE)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 100.0%

India – 100.0%

Airlines – 0.4%

InterGlobe Aviation Ltd.(a)	264	$3,721

Auto Components – 0.4%

Bharat Forge Ltd.	527	1,637

Motherson Sumi Systems Ltd.	2,746	2,216

Total Auto Components		3,853

Automobiles – 4.9%

Bajaj Auto Ltd.	187	4,999

Eicher Motors Ltd.	35	6,059

Hero MotoCorp., Ltd.	270	5,698

Mahindra & Mahindra Ltd.	1,577	5,940

Maruti Suzuki India Ltd.	321	18,196

Tata Motors Ltd.*	2,594	2,436

Total Automobiles		43,328

Banks – 10.0%

Bandhan Bank Ltd.(a)	480	1,293

Federal Bank Ltd.	4,148	2,251

ICICI Bank Ltd.	8,430	36,076

IDFC Bank Ltd.*	5,991	1,671

IndusInd Bank Ltd.	1,536	7,132

Kotak Mahindra Bank Ltd.	2,236	38,307

Yes Bank Ltd.(b)	5,092	1,511

Total Banks		88,241

Beverages – 0.9%

United Breweries Ltd.	194	2,356

United Spirits Ltd.*	823	5,272

Total Beverages		7,628

Capital Markets – 0.2%

HDFC Asset Management Co., Ltd.(a)	75	2,095

Chemicals – 4.0%

Asian Paints Ltd.	745	16,411

Berger Paints India Ltd.	563	3,706

PI Industries Ltd.	144	2,227

Pidilite Industries Ltd.	345	6,186

UPL Ltd.	1,488	6,422

Total Chemicals		34,952

Construction Materials – 3.5%

ACC Ltd.	133	1,703

Ambuja Cements Ltd.	2,099	4,320

Grasim Industries Ltd.	903	5,683

Shree Cement Ltd.	23	5,335

UltraTech Cement Ltd.	312	13,382

Total Construction Materials		30,423

Consumer Finance – 2.2%

Bajaj Finance Ltd.	468	13,707

Mahindra & Mahindra Financial Services Ltd.	799	1,555

Shriram Transport Finance Co., Ltd.	449	3,921

Total Consumer Finance		19,183

Diversified Financial Services – 0.2%

Bajaj Holdings & Investment Ltd.	72	$1,712

Diversified Telecommunication Services – 0.5%

Bharti Infratel Ltd.	2,254	4,767

Electrical Equipment – 0.7%

ABB India Ltd.	138	1,706

ABB Power Products and Systems India Ltd.*	27	267

Havells India Ltd.	720	4,573

Total Electrical Equipment		6,546

Equity Real Estate Investment Trusts (REITs) – 0.2%

Embassy Office Parks REIT*	400	1,854

Food & Staples Retailing – 0.9%

Avenue Supermarts Ltd.*(a)	284	8,212

Food Products – 2.1%

Britannia Industries Ltd.	146	5,190

Nestle India Ltd.	60	12,928

Total Food Products		18,118

Health Care Providers & Services – 0.4%

Apollo Hospitals Enterprise Ltd.	231	3,478

Hotels, Restaurants & Leisure – 0.6%

Indian Hotels Co., Ltd. (The)	1,335	1,324

Jubilant Foodworks Ltd.	198	3,851

Total Hotels, Restaurants & Leisure		5,175

Household Durables – 0.3%

Crompton Greaves Consumer Electricals Ltd.	1,073	2,962

Household Products – 6.4%

Hindustan Unilever Ltd.	1,864	56,634

Industrial Conglomerates – 0.4%

Siemens Ltd.	218	3,208

Insurance – 2.5%

Bajaj Finserv Ltd.	105	6,372

HDFC Life Insurance Co., Ltd.(a)	1,301	7,590

ICICI Lombard General Insurance Co., Ltd.(a)	241	3,446

ICICI Prudential Life Insurance Co., Ltd.(a)	961	4,519

Total Insurance		21,927

Interactive Media & Services – 0.4%

Info Edge India Ltd.	144	3,874

IT Services – 20.6%

HCL Technologies Ltd.	2,864	16,521

Infosys Ltd.	9,765	82,804

Mphasis Ltd.	258	2,266

Tata Consultancy Services Ltd.	2,519	60,805

Tech Mahindra Ltd.	1,203	8,992

Wipro Ltd.	3,844	9,995

Total IT Services		181,383

Life Sciences Tools & Services – 0.6%

Divi’s Laboratories Ltd.	208	5,469

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree India ex-State-Owned Enterprises Fund (IXSE)

March 31, 2020

Investments	Shares	Value

Machinery – 0.2%

Ashok Leyland Ltd.	3,107	$1,768

Media – 0.3%

Zee Entertainment Enterprises Ltd.	1,783	2,921

Metals & Mining – 1.7%

Hindalco Industries Ltd.	2,432	3,076

JSW Steel Ltd.	2,851	5,512

Tata Steel Ltd.	761	2,712

Vedanta Ltd.	4,648	3,975

Total Metals & Mining		15,275

Multiline Retail – 0.1%

Future Retail Ltd.*	611	632

Oil, Gas & Consumable Fuels – 10.3%

Reliance Industries Ltd.	6,195	91,204

Personal Products – 2.6%

Colgate-Palmolive India Ltd.	174	2,881

Dabur India Ltd.	1,406	8,364

Godrej Consumer Products Ltd.	994	6,844

Marico Ltd.	1,231	4,472

Total Personal Products		22,561

Pharmaceuticals – 4.6%

Aurobindo Pharma Ltd.	967	5,281

Cipla Ltd.	822	4,595

Dr. Reddy’s Laboratories Ltd.	219	9,034

Lupin Ltd.	598	4,661

Piramal Enterprises Ltd.	309	3,837

Sun Pharmaceutical Industries Ltd.	2,888	13,449

Total Pharmaceuticals		40,857

Real Estate Management & Development – 0.4%

DLF Ltd.	1,685	3,061

Textiles, Apparel & Luxury Goods – 1.9%

Page Industries Ltd.	16	3,588

Rajesh Exports Ltd.	357	2,584

Titan Co., Ltd.	843	10,405

Total Textiles, Apparel & Luxury Goods		16,577

Thrifts & Mortgage Finance – 10.4%

Housing Development Finance Corp., Ltd.	4,179	90,213

Indiabulls Housing Finance Ltd.	979	1,252

Total Thrifts & Mortgage Finance		91,465

Transportation Infrastructure – 0.8%

Adani Ports & Special Economic Zone Ltd.	2,079	6,906

Wireless Telecommunication Services – 3.4%

Bharti Airtel Ltd.*	5,109	$29,776

TOTAL INVESTMENTS IN SECURITIES – 100.0% (Cost: $1,236,694)		881,746

Other Assets less Liabilities – 0.0%		116

NET ASSETS – 100.0%		$881,862

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Restricted securities. At March 31, 2020, the value of such securities held by the Fund are as follows:

Investment	Restricted Shares	Acquisition Date	Acquisition Cost	Value	Value as a Percentage of Net Assets
India - Banks
Yes Bank Ltd.	3,819	4/2/19 - 10/18/19	$12,559	$1,133	0.1%

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments

WisdomTree Middle East Dividend Fund (GULF)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.3%

Bahrain – 3.1%

Ahli United Bank BSC	517,585	$346,782

Bahrain Telecommunications Co. BSC	46,158	44,071

GFH Financial Group BSC	245,299	35,323

Total Bahrain		426,176

Egypt – 2.6%

Commercial International Bank Egypt SAE	34,250	127,883

Credit Agricole Egypt SAE	22,236	41,689

Eastern Co. SAE	99,869	78,360

Egyptian Financial Group-Hermes Holding Co.	38,683	20,374

ElSewedy Electric Co.	61,158	30,462

Heliopolis Housing	15,504	3,339

Orascom Construction PLC	5,566	22,982

Oriental Weavers	45,858	15,674

Sidi Kerir Petrochemicals Co.	22,186	7,781

Talaat Moustafa Group	27,011	8,563

Telecom Egypt Co.	12,297	8,203

Total Egypt		365,310

Jordan – 3.6%

Arab Bank PLC†	67,536	459,465

Jordan Petroleum Refinery Co.†	10,061	41,853

Total Jordan		501,318

Kuwait – 15.5%

Agility Public Warehousing Co. KSC	31,792	57,794

Ahli United Bank	35,179	28,098

Boubyan Bank KSCP	22,102	36,083

Burgan Bank SAK	61,551	40,313

Gulf Bank KSCP	121,907	81,012

Heavy Engineering & Ship Building Co. KSCP Class B	14,372	16,714

Humansoft Holding Co. KSC	9,612	72,167

Kuwait Finance House KSCP	195,380	394,505

Kuwait International Bank KSCP	46,722	29,854

Kuwait Projects Co. Holding KSCP	59,633	32,389

Mabanee Co. SAK	10,241	20,744

Mobile Telecommunications Co. KSC	212,313	350,011

National Bank of Kuwait SAKP	434,020	998,385

Total Kuwait		2,158,069

Morocco – 2.3%

Attijariwafa Bank	4,205	154,035

Maroc Telecom	13,227	165,460

Total Morocco		319,495

Oman – 1.3%

Bank Muscat SAOG	223,332	186,762

Qatar – 25.3%

Aamal Co.	262,401	43,241

Al Meera Consumer Goods Co. QSC	4,553	18,057

Barwa Real Estate Co.	260,176	214,372

Commercial Bank PSQC (The)	126,062	134,925

Industries Qatar QSC	200,960	367,038

Masraf Al Rayan QSC	373,717	375,667

Medicare Group	10,264	16,632

Mesaieed Petrochemical Holding Co.	213,217	85,498

Ooredoo QPSC	47,945	77,297

Qatar Aluminum Manufacturing Co.	145,160	20,931

Qatar Electricity & Water Co. QSC	45,314	169,632

Qatar Fuel QSC	30,759	138,293

Qatar Gas Transport Co., Ltd.	221,002	127,405

Qatar Insurance Co. SAQ	122,511	70,324

Qatar International Islamic Bank QSC	56,209	112,078

Qatar Islamic Bank SAQ	70,964	279,880

Qatar National Bank QPSC	249,015	1,148,984

Qatar National Cement Co. QSC	26,336	24,737

United Development Co. QSC	231,121	62,843

Vodafone Qatar QSC	148,031	35,168

Total Qatar		3,523,002

Saudi Arabia – 27.2%

Abdullah Al Othaim Markets Co.	1,230	30,382

Advanced Petrochemical Co.	4,680	55,433

Al Rajhi Bank	46,484	665,648

Alinma Bank	24,788	137,235

Almarai Co. JSC	2,701	33,789

Arab National Bank	5,351	26,064

Bank Al-Jazira	18,114	54,675

Bank AlBilad	5,640	30,684

Banque Saudi Fransi	20,526	141,229

Bupa Arabia for Cooperative Insurance Co.	320	7,785

Jarir Marketing Co.	2,385	81,129

Kingdom Holding Co.	12,958	21,901

Mouwasat Medical Services Co.	693	15,402

National Commercial Bank	50,351	465,047

National Petrochemical Co.	2,163	10,743

Riyad Bank	40,822	162,549

Sahara International Petrochemical Co.	5,500	17,977

Samba Financial Group	47,154	252,526

Saudi Airlines Catering Co.	1,725	34,665

Saudi Arabian Fertilizer Co.	5,464	90,170

Saudi Basic Industries Corp.	33,235	619,231

Saudi British Bank (The)	6,420	34,552

Saudi Cement Co.	2,703	35,253

Saudi Electricity Co.	19,554	82,859

Saudi Ground Services Co.	3,784	23,105

Saudi Industrial Investment Group	11,443	48,062

Saudi Telecom Co.	17,433	406,012

Southern Province Cement Co.	2,176	31,566

Yanbu Cement Co.	1,724	11,793

Yanbu National Petrochemical Co.	14,560	161,218

Total Saudi Arabia		3,788,684

United Arab Emirates – 17.4%

Abu Dhabi Commercial Bank PJSC	227,254	286,453

Abu Dhabi Islamic Bank PJSC	83,107	90,276

Abu Dhabi National Oil Co. for Distribution PJSC	98,359	72,300

Aldar Properties PJSC	471,814	197,812

Arabtec Holding PJSC	36,635	4,638

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Middle East Dividend Fund (GULF)

March 31, 2020

Investments	Shares	Value

Aramex PJSC	41,563	$25,573

Dana Gas PJSC	353,179	54,806

Dubai Investments PJSC	264,328	79,878

Dubai Islamic Bank PJSC	199,248	195,280

Emaar Development PJSC	97,527	57,617

Emaar Malls PJSC	181,832	52,968

Emaar Properties PJSC	205,675	124,307

Emirates NBD Bank PJSC	60,364	118,817

Emirates Telecommunications Group Co. PJSC	149,682	571,319

First Abu Dhabi Bank PJSC	190,337	500,048

Total United Arab Emirates		2,432,092

TOTAL INVESTMENTS IN SECURITIES – 98.3% (Cost: $14,638,804)		13,700,908

Other Assets less Liabilities – 1.7%		241,487

NET ASSETS – 100.0%		$13,942,395

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $501,318, which represents 3.60% of net assets.

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments

WisdomTree Modern Tech Platforms Fund (PLAT)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.7%

Argentina – 1.4%

MercadoLibre, Inc.*	52	$25,406

Canada – 3.0%

Ritchie Bros Auctioneers, Inc.	723	24,712

Stars Group, Inc. (The)*(a)	1,380	28,180

Total Canada		52,892

China – 16.4%

51job, Inc. ADR*	295	18,110

58.com, Inc. ADR*	388	18,904

Alibaba Group Holding Ltd. ADR*	142	27,616

Autohome, Inc. ADR*	232	16,477

Baidu, Inc. ADR*	167	16,832

Bilibili, Inc. ADR*(a)	1,446	33,865

DouYu International Holdings Ltd. ADR*(a)	4,171	26,736

HUYA, Inc. ADR*(a)	1,136	19,255

JOYY, Inc. ADR*(a)	330	17,576

Momo, Inc. ADR	742	16,094

Pinduoduo, Inc. ADR*(a)	1,178	42,443

Qutoutiao, Inc. ADR*(a)	3,857	9,218

Trip.com Group Ltd. ADR*	518	12,147

Weibo Corp. ADR*(a)	347	11,489

Total China		286,762

France – 1.3%

Adevinta ASA*	2,553	22,635

Germany – 7.7%

CTS Eventim AG & Co. KGaA	538	24,310

Delivery Hero SE*(b)	566	42,206

Deutsche Boerse AG	207	28,391

TeamViewer AG*	984	39,290

Total Germany		134,197

India – 0.6%

MakeMyTrip Ltd.*(a)	941	11,250

Japan – 3.8%

LINE Corp. ADR*(a)	765	36,827

Sony Corp. ADR	506	29,945

Total Japan		66,772

Netherlands – 1.3%

Just Eat Takeaway*(b)	308	23,217

Russia – 1.4%

Yandex N.V. Class A*	702	23,903

United Kingdom – 3.7%

Farfetch Ltd. Class A*(a)	775	6,122

London Stock Exchange Group PLC	421	38,003

Rightmove PLC	3,485	21,062

Total United Kingdom		65,187

United States – 59.1%

Alphabet, Inc. Class A*	20	23,239

Amazon.com, Inc.*	14	27,296

American Express Co.	250	21,403

Anaplan, Inc.*	655	19,820

ANGI Homeservices, Inc. Class A*(a)	1,612	8,463

Apple, Inc.	127	32,295

Atlassian Corp. PLC Class A*	230	31,570

BGC Partners, Inc. Class A	5,348	13,477

Booking Holdings, Inc.*	16	21,525

Cargurus, Inc.*	517	9,792

CBOE Global Markets, Inc.	274	24,454

Chegg, Inc.*(a)	754	26,978

CME Group, Inc.	137	23,689

Copart, Inc.*	381	26,106

CoStar Group, Inc.*	50	29,360

Coupa Software, Inc.*(a)	251	35,072

Dropbox, Inc. Class A*	1,096	19,838

eBay, Inc.	635	19,088

Etsy, Inc.*	399	15,338

Expedia Group, Inc.	155	8,722

Facebook, Inc. Class A*	130	21,684

GrubHub, Inc.*	422	17,188

IAA, Inc.*	501	15,010

Intercontinental Exchange, Inc.	292	23,579

KAR Auction Services, Inc.(a)	315	3,780

LendingTree, Inc.*(a)	57	10,453

Lyft, Inc. Class A*	453	12,163

MarketAxess Holdings, Inc.	98	32,592

MasterCard, Inc. Class A	109	26,330

Match Group, Inc.*(a)	445	29,388

Microsoft Corp.	191	30,123

Nasdaq, Inc.	267	25,352

PayPal Holdings, Inc.*	241	23,073

Pinterest, Inc. Class A*	905	13,973

salesforce.com, Inc.*	162	23,325

Slack Technologies, Inc. Class A*	1,316	35,321

Snap, Inc. Class A*(a)	2,423	28,809

Teladoc Health, Inc.*	472	73,165

TripAdvisor, Inc.	574	9,982

Twitter, Inc.*	593	14,564

Uber Technologies, Inc.*	1,079	30,126

Visa, Inc. Class A	167	26,907

Yelp, Inc.*	598	10,782

Zillow Group, Inc. Class A*	777	26,395

Zynga, Inc. Class A*	4,750	32,537

Total United States		1,034,126
TOTAL COMMON STOCKS (Cost: $1,899,795)		1,746,347

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 9.7%

United States – 9.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $169,198)	169,198	169,198

TOTAL INVESTMENTS IN SECURITIES – 109.4% (Cost: $2,068,993)		1,915,545

Other Assets less Liabilities – (9.4)%		(164,659)

NET ASSETS – 100.0%		$1,750,886

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Modern Tech Platforms Fund (PLAT)

March 31, 2020

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $329,200 and the total market value of the collateral held by the Fund was $338,821. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $169,623.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Deutsche Bank AG	4/1/2020	250	GBP	3,238	NOK	$1	$—

JP Morgan Chase Bank N.A.	4/1/2020	1,900	EUR	2,091	USD	—	(6)

Morgan Stanley & Co.	4/1/2020	654	EUR	7,500	NOK	3	—

						$4	$(6)

See Notes to Financial Statements.

WisdomTree Trust	89

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2020

	WisdomTree Asia Pacific ex-Japan Fund	WisdomTree China ex-State-Owned Enterprises Fund	WisdomTree Emerging Markets Consumer Growth Fund	WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	WisdomTree Emerging Markets High Dividend Fund
ASSETS:

Investments, at cost	$23,915,670	$194,339,870	$30,019,298	$950,108,977	$2,118,908,434

Investment in affiliates, at cost (Note 3)	198,711	—	—	—	1,182,658

Foreign currency, at cost	50,227	68,276	22,428	648,808	2,404,901
Investments in securities, at value[1,2] (Note 2)	20,922,287	190,494,518	27,201,606	820,709,886	1,647,945,082

Investment in affiliates, at value (Note 3)	163,964	—	—	—	874,659

Cash	2,172	27,546	19,115	308,925	484,355

Foreign currency, at value	49,894	68,574	21,830	640,628	2,366,918

Unrealized appreciation on foreign currency contracts	159	—	—	—	1,856

Receivables:

Investment securities sold	—	—	—	—	2,549,708

Dividends	102,597	2,720	64,758	1,508,617	3,635,594

Securities lending income	132	6,894	1,987	15,159	174,707

Foreign tax reclaims	—	—	—	2,535	38,818
Total Assets	21,241,205	190,600,252	27,309,296	823,185,750	1,658,071,697
LIABILITIES:

Unrealized depreciation on foreign currency contracts	7	—	—	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	27,000	2,196,509	274,517	12,965,657	15,638,623

Investment securities purchased	—	—	—	—	2,518,800

Capital shares redeemed	—	—	—	—	1,860

Advisory fees (Note 3)	9,154	52,014	7,865	225,555	970,877

Service fees (Note 2)	83	716	107	3,100	6,773
Total Liabilities	36,244	2,249,239	282,489	13,194,312	19,136,933
NET ASSETS	$21,204,961	$188,351,013	$27,026,807	$809,991,438	$1,638,934,764
NET ASSETS:

Paid-in capital	$34,064,212	$222,283,167	$41,396,341	$970,501,104	$3,442,637,151

Total distributable earnings (loss)	(12,859,251)	(33,932,154)	(14,369,534)	(160,509,666)	(1,803,702,387)
NET ASSETS	$21,204,961	$188,351,013	$27,026,807	$809,991,438	$1,638,934,764
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	400,000	2,450,000	1,500,000	33,200,000	50,500,000
Net asset value per share	$53.01	$76.88	$18.02	$24.40	$32.45
[1] Includes market value of securities out on loan of:	$994,575	$10,926,671	$670,293	$18,904,651	$105,201,828
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

90	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

March 31, 2020

	WisdomTree Emerging Markets Multifactor Fund	WisdomTree Emerging Markets Quality Dividend Growth Fund	WisdomTree Emerging Markets SmallCap Dividend Fund	WisdomTree Global ex-U.S. Quality Dividend Growth Fund	WisdomTree Global ex-U.S. Real Estate Fund
ASSETS:

Investments, at cost	$8,285,682	$81,642,791	$1,624,484,462	$106,633,029	$101,203,171

Investment in affiliates, at cost (Note 3)	—	—	3,403,473	406,914	—

Foreign currency, at cost	6,181	49,390	2,575,433	145,964	22,324
Investments in securities, at value[1,2] (Note 2)	7,087,376	69,715,112	1,225,502,129	97,000,013	80,985,876

Investment in affiliates, at value (Note 3)	—	—	2,677,653	315,963	—

Cash	5,812	2,716	1,489,000	14,336	21,339

Foreign currency, at value	6,150	49,443	2,554,843	143,782	22,074

Unrealized appreciation on foreign currency contracts	16,187	767	—	1,631	109

Receivables:

Investment securities sold	—	167,854	81,718	1,134,240	504,537

Dividends	25,243	145,838	5,144,386	464,214	223,055

Securities lending income	—	1,421	376,177	1,888	6,061

Foreign tax reclaims	285	344	20,051	113,071	32,178
Total Assets	7,141,053	70,083,495	1,237,845,957	99,189,138	81,795,229
LIABILITIES:

Unrealized depreciation on foreign currency contracts	35,719	79	550	184	3

Payables:

Cash collateral received for securities loaned (Note 2)	—	42,799	19,373,838	2,349,390	563,441

Investment securities purchased	732	84,047	852,692	1,130,073	484,485

Capital shares redeemed	—	—	33,918	—	—

Advisory fees (Note 3)	3,022	20,228	729,771	48,445	43,772

Service fees (Note 2)	28	278	5,070	364	331
Total Liabilities	39,501	147,431	20,995,839	3,528,456	1,092,032
NET ASSETS	$7,101,552	$69,936,064	$1,216,850,118	$95,660,682	$80,703,197
NET ASSETS:

Paid-in capital	$10,447,115	$98,650,015	$2,044,406,636	$120,094,591	$121,828,139

Total distributable earnings (loss)	(3,345,563)	(28,713,951)	(827,556,518)	(24,433,909)	(41,124,942)
NET ASSETS	$7,101,552	$69,936,064	$1,216,850,118	$95,660,682	$80,703,197
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	400,000	3,600,000	36,900,000	1,800,000	3,650,000
Net asset value per share	$17.75	$19.43	$32.98	$53.14	$22.11
[1] Includes market value of securities out on loan of:	—	$1,281,705	$162,816,942	$6,640,657	$1,849,442
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	91

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

March 31, 2020

	WisdomTree Global High Dividend Fund	WisdomTree India Earnings Fund (consolidated)	WisdomTree India ex-State-Owned Enterprises Fund	WisdomTree Middle East Dividend Fund	WisdomTree Modern Tech Platforms Fund
ASSETS:

Investments, at cost	$87,500,209	$586,447,038	$1,236,694	$14,638,804	$2,068,993

Investment in affiliates, at cost (Note 3)	231,862	26,901	—	—	—

Foreign currency, at cost	75,330	3,777,931	1,969	15,155	—
Investments in securities, at value[1,2] (Note 2)	68,115,596	559,755,256	881,746	13,700,908	1,915,545

Investment in affiliates, at value (Note 3)	265,100	19,463	—	—	—

Cash	89,066	228,299	494	9,524	6,666

Foreign currency, at value	74,782	3,752,879	1,942	15,147	—

Unrealized appreciation on foreign currency contracts	256	—	—	—	4

Receivables:

Investment securities sold	169,009	4,801	—	1,471	—

Dividends	277,044	16,319	25	226,918	80

Securities lending income	1,281	—	—	—	214

Foreign tax reclaims	58,929	—	—	—	—
Total Assets	69,051,063	563,777,017	884,207	13,953,968	1,922,509
LIABILITIES:

Foreign currency due to custodian, at value	—	—	—	—	1,768

Unrealized depreciation on foreign currency contracts	468	—	—	—	6

Payables:

Cash collateral received for securities loaned (Note 2)	1,818,703	—	—	—	169,198

Investment securities purchased	244,589	—	1,851	—	—

Advisory fees (Note 3)	35,185	457,246	490	11,515	645

Service fees (Note 2)	266	2,424	4	58	6
Total Liabilities	2,099,211	459,670	2,345	11,573	171,623
NET ASSETS	$66,951,852	$563,317,347	$881,862	$13,942,395	$1,750,886
NET ASSETS:

Paid-in capital	$95,687,225	$782,435,865	$1,352,888	$20,442,848	$1,941,054

Total distributable earnings (loss)	(28,735,373)	(219,118,518)	(471,026)	(6,500,453)	(190,168)
NET ASSETS	$66,951,852	$563,317,347	$881,862	$13,942,395	$1,750,886
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	1,950,000	34,800,000	50,000	900,000	75,004
Net asset value per share	$34.33	$16.19	$17.64	$15.49	$23.34
[1] Includes market value of securities out on loan of:	$3,278,847	—	—	—	$329,200
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

92	WisdomTree Trust

Statements of Operations

WisdomTree Trust

For the Year Ended March 31, 2020

	WisdomTree Asia Pacific ex-Japan Fund	WisdomTree China ex-State-Owned Enterprises Fund	WisdomTree Emerging Markets Consumer Growth Fund	WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	WisdomTree Emerging Markets High Dividend Fund

INVESTMENT INCOME:

Dividends[1]	$1,155,981	$1,908,812	$848,326	$9,621,379	$119,521,062

Dividends from affiliates (Note 3)	24,162	—	—	—	86,920

Interest	6	808	2	265	—

Non-cash dividends	13,668	—	339,267	3,319,160	412,091

Securities lending income (Note 2)	1,467	103,914	17,974	148,270	1,631,281
Total investment income	1,195,284	2,013,534	1,205,569	13,089,074	121,651,354
EXPENSES:

Advisory fees (Note 3)	142,664	937,886	224,790	3,079,721	13,835,280

Service fees (Note 2)	1,308	6,550	1,571	23,363	96,627
Total expenses	143,972	944,436	226,361	3,103,084	13,931,907
Expense waivers (Note 3)	(137)	(461,499)	(110,611)	(1,380,565)	(5,939)
Net expenses	143,835	482,937	115,750	1,722,519	13,925,968
Net investment income	1,051,449	1,530,597	1,089,819	11,366,555	107,725,386
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	170,866	(5,105,186)	(180,332)	(18,646,488)	(23,925,460)

Investment transactions in affiliates (Note 3)	(23,652)	—	—	—	(225,123)

In-kind redemptions	460,598	(87,999)	383,758	—	(5,563,238)

Foreign currency contracts	(22,580)	(27,395)	13,537	(204,618)	220,774

Foreign currency related transactions	9,902	14,096	(13,292)	(49,933)	(809,033)
Net realized gain (loss)	595,134	(5,206,484)	203,671	(18,901,039)	(30,302,080)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	(6,504,995)	(4,773,671)	(6,264,631)	(139,008,756)	(579,863,352)

Investment transactions in affiliates (Note 3)	(35,045)	—	—	—	(357,934)

Foreign currency contracts	152	—	—	—	(5,354)

Translation of assets and liabilities denominated in foreign currencies	(4,133)	354	(5,347)	(61,933)	(240,188)
Net increase (decrease) in unrealized appreciation/depreciation	(6,544,021)	(4,773,317)	(6,269,978)	(139,070,689)	(580,466,828)
Net realized and unrealized loss on investments	(5,948,887)	(9,979,801)	(6,066,307)	(157,971,728)	(610,768,908)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,897,438)	$(8,449,204)	$(4,976,488)	$(146,605,173)	$(503,043,522)
[1] Net of foreign withholding tax of:	$97,411	$88,924	$112,748	$1,270,144	$16,697,186
[2] Net of foreign capital gains tax withheld of:	—	—	—	—	$1,274,142
[3] Includes net increase (decrease) in accrued foreign capital gain taxes of:	$(13,844)	—	$(3,164)	$(23,763)	$(77,849)

See Notes to Financial Statements.

WisdomTree Trust	93

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended March 31, 2020

	WisdomTree Emerging Markets Multifactor Fund	WisdomTree Emerging Markets Quality Dividend Growth Fund	WisdomTree Emerging Markets SmallCap Dividend Fund	WisdomTree Global ex-U.S. Quality Dividend Growth Fund	WisdomTree Global ex-U.S. Real Estate Fund
INVESTMENT INCOME:

Dividends[1]	$725,570	$2,092,966	$68,870,181	$2,725,976	$4,435,014

Dividends from affiliates (Note 3)	—	—	596,983	19,301	—

Interest	30	2	503	—	—

Non-cash dividends	214	18,012	1,870,471	29,219	98,966

Securities lending income (Note 2)	—	13,772	3,430,960	38,689	43,082
Total investment income	725,814	2,124,752	74,769,098	2,813,185	4,577,062
EXPENSES:

Advisory fees (Note 3)	93,549	436,288	10,068,359	500,188	611,857

Service fees (Note 2)	858	3,046	70,319	3,795	4,642
Total expenses	94,407	439,334	10,138,678	503,983	616,499
Expense waivers (Note 3)	—	(214,681)	(18,268)	(645)	—
Net expenses	94,407	224,653	10,120,410	503,338	616,499
Net investment income	631,407	1,900,099	64,648,688	2,309,847	3,960,563
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	(1,364,937)	348,700	(32,003,263)	518,003	(3,277,335)

Investment transactions in affiliates (Note 3)	—	—	(569,895)	4,569	—

In-kind redemptions	164,315	1,737,011	1,069,354	4,693,086	1,057,073

Futures contracts	(3,696)	—	—	—	—

Foreign currency contracts	(239,449)	23,845	138,399	(48,345)	(4,126)

Foreign currency related transactions	10,332	(41,544)	(910,537)	(4,831)	(8,730)
Net realized gain (loss)	(1,433,435)	2,068,012	(32,275,942)	5,162,482	(2,233,118)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	(1,897,582)	(20,686,453)	(493,445,363)	(14,011,278)	(30,189,013)

Investment transactions in affiliates (Note 3)	—	—	(725,820)	(90,982)	—

Foreign currency contracts	(41,118)	690	(550)	1,447	106

Translation of assets and liabilities denominated in foreign currencies	(2,332)	(9,237)	(260,446)	(14,602)	2,628
Net increase (decrease) in unrealized appreciation/depreciation	(1,941,032)	(20,695,000)	(494,432,179)	(14,115,415)	(30,186,279)
Net realized and unrealized loss on investments	(3,374,467)	(18,626,988)	(526,708,121)	(8,952,933)	(32,419,397)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,743,060)	$(16,726,889)	$(462,059,433)	$(6,643,086)	$(28,458,834)
[1] Net of foreign withholding tax of:	$81,910	$254,384	$9,682,755	$250,316	$422,561
[2] Net of foreign capital gains tax withheld of:	$1,778	$64,794	$245	—	—
[3] Includes net increase (decrease) in accrued foreign capital gain taxes of:	$(15,536)	$(103,103)	$(20,185)	$(54,048)	—

See Notes to Financial Statements.

94	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year or Period Ended March 31, 2020

	WisdomTree Global High Dividend Fund	WisdomTree India Earnings Fund (consolidated)	WisdomTree India ex-State-Owned Enterprises Fund[1]	WisdomTree Middle East Dividend Fund	WisdomTree Modern Tech Platforms Fund[2]
INVESTMENT INCOME:

Dividends[3]	$3,915,213	$23,626,604	$25,140	$822,407	$9,827

Dividends from affiliates (Note 3)	15,529	—	—	—	—

Non-cash dividends	53,588	—	—	—	—

Securities lending income (Note 2)	21,250	—	—	—	2,976
Total investment income	4,005,580	23,626,604	25,140	822,407	12,803
EXPENSES:

Advisory fees (Note 3)	520,568	9,517,615	10,526	183,469	7,947

Service fees (Note 2)	3,950	50,455	80	917	78

Interest expense (Note 8)	—	108,031	—	—	—
Total expenses	524,518	9,676,101	10,606	184,386	8,025

Expense waivers (Note 3)	(146)	(70)	—	—	—
Net expenses	524,372	9,676,031	10,606	184,386	8,025
Net investment income	3,481,208	13,950,573	14,534	638,021	4,778
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(1,235,125)	12,392,024	(116,725)	(1,095,911)	(37,459)

Investment transactions in affiliates (Note 3)	(29,121)	—	—	—	—

In-kind redemptions	1,365,482	—	—	—	74,385

Futures contracts	—	—	663	—	—

Foreign currency contracts	(2,143)	(387,754)	(10,254)	(14,715)	166

Foreign currency related transactions	(14,570)	(1,550,957)	(4,877)	(1,877)	(172)
Net realized gain (loss)	84,523	10,453,313	(131,193)	(1,112,503)	36,920
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[4]	(23,156,348)	(409,732,266)	(354,948)	(3,972,910)	(153,448)

Investment transactions in affiliates (Note 3)	32,158	(7,438)	—	—	—

Foreign currency contracts	(231)	—	—	—	(2)

Translation of assets and liabilities denominated in foreign currencies	(112)	(13,544)	(15)	351	(1)
Net increase (decrease) in unrealized appreciation/depreciation	(23,124,533)	(409,753,248)	(354,963)	(3,972,559)	(153,451)
Net realized and unrealized loss on investments	(23,040,010)	(399,299,935)	(486,156)	(5,085,062)	(116,531)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,558,802)	$(385,349,362)	$(471,622)	$(4,447,041)	$(111,753)
[1] For the period April 4, 2019 (commencement of operations) through March 31, 2020.
[2] For the period May 22, 2019 (commencement of operations) through March 31, 2020.
[3] Net of foreign withholding tax of:	$199,582	—	$2	$16,377	$105
[4] Includes net increase (decrease) in accrued foreign capital gain taxes of:	$(2,961)	$(8,357,219)	—	—	—

See Notes to Financial Statements.

WisdomTree Trust	95

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Asia Pacific ex-Japan Fund		WisdomTree China ex-State-Owned Enterprises Fund		WisdomTree Emerging Markets Consumer Growth Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,051,449	$1,597,637	$1,530,597	$2,203,233	$1,089,819	$1,155,886

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	595,134	83,683	(5,206,484)	(12,677,657)	203,671	(9,497,161)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(6,544,021)	(1,258,098)	(4,773,317)	(13,943,126)	(6,269,978)	838,406
Net increase (decrease) in net assets resulting from operations	(4,897,438)	423,222	(8,449,204)	(24,417,550)	(4,976,488)	(7,502,869)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(1,027,347)	(1,626,373)	(1,482,750)	(2,142,539)	(1,079,501)	(1,229,361)

Tax return of capital	—	—	—	(19,493)	—	—
Total distributions to shareholders	(1,027,347)	(1,626,373)	(1,482,750)	(2,162,032)	(1,079,501)	(1,229,361)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	74,050,585	31,032,707	4,224,487	7,530,704

Cost of shares redeemed	(6,573,170)	(10,144,864)	(19,466,325)	(76,681,994)	(5,556,037)	(14,436,242)
Net increase (decrease) in net assets resulting from capital share transactions	(6,573,170)	(10,144,864)	54,584,260	(45,649,287)	(1,331,550)	(6,905,538)
Net Increase (Decrease) in Net Assets	(12,497,955)	(11,348,015)	44,652,306	(72,228,869)	(7,387,539)	(15,637,768)
NET ASSETS:

Beginning of year	$33,702,916	$45,050,931	$143,698,707	$215,927,576	$34,414,346	$50,052,114

End of year	$21,204,961	$33,702,916	$188,351,013	$143,698,707	$27,026,807	$34,414,346
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	500,000	650,000	1,850,000	2,475,000	1,550,000	1,900,000

Shares created	—	—	875,000	450,000	200,000	350,000

Shares redeemed	(100,000)	(150,000)	(275,000)	(1,075,000)	(250,000)	(700,000)
Shares outstanding, end of year	400,000	500,000	2,450,000	1,850,000	1,500,000	1,550,000

See Notes to Financial Statements.

96	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets ex-State-Owned Enterprises Fund		WisdomTree Emerging Markets High Dividend Fund		WisdomTree Emerging Markets Multifactor Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Period August 10, 2018* through March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$11,366,555	$2,650,629	$107,725,386	$86,478,530	$631,407	$135,226

Net realized loss on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(18,901,039)	(11,563,361)	(30,302,080)	(87,949,446)	(1,433,435)	(597,099)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(139,070,689)	9,241,775	(580,466,828)	(72,843,919)	(1,941,032)	720,127
Net increase (decrease) in net assets resulting from operations	(146,605,173)	329,043	(503,043,522)	(74,314,835)	(2,743,060)	258,254
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(10,713,413)	(2,582,368)	(107,852,051)	(87,028,025)	(622,000)	(111,589)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	662,126,044	227,609,647	184,251,964	222,013,442	7,133,496	18,738,853

Cost of shares redeemed	—	(12,948,803)	(107,427,407)	(169,841,137)	(15,552,502)	—
Net increase (decrease) in net assets resulting from capital share transactions	662,126,044	214,660,844	76,824,557	52,172,305	(8,419,006)	18,738,853
Net Increase (Decrease) in Net Assets	504,807,458	212,407,519	(534,071,016)	(109,170,555)	(11,784,066)	18,885,518
NET ASSETS:

Beginning of period	$305,183,980	$92,776,461	$2,173,005,780	$2,282,176,335	$18,885,618	$100

End of period	$809,991,438	$305,183,980	$1,638,934,764	$2,173,005,780	$7,101,552	$18,885,618
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	10,600,000	2,900,000	49,700,000	48,200,000	800,004	4

Shares created	22,600,000	8,200,000	4,100,000	5,400,000	300,000	800,000

Shares redeemed	—	(500,000)	(3,300,000)	(3,900,000)	(700,004)	—
Shares outstanding, end of period	33,200,000	10,600,000	50,500,000	49,700,000	400,000	800,004
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Trust	97

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets Quality Dividend Growth Fund		WisdomTree Emerging Markets SmallCap Dividend Fund		WisdomTree Global ex-U.S. Quality Dividend Growth Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,900,099	$2,178,674	$64,648,688	$55,332,129	$2,309,847	$1,440,222

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	2,068,012	(8,322,575)	(32,275,942)	(49,750,891)	5,162,482	(2,272,593)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(20,695,000)	(145,888)	(494,432,179)	(162,143,870)	(14,115,415)	(2,212,071)
Net increase (decrease) in net assets resulting from operations	(16,726,889)	(6,289,789)	(462,059,433)	(156,562,632)	(6,643,086)	(3,044,442)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(1,769,180)	(2,036,219)	(64,397,006)	(58,272,794)	(2,044,152)	(1,532,940)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	24,084,102	20,285,323	434,522,096	56,606,185	55,725,705	17,216,657

Cost of shares redeemed	(4,840,952)	(18,212,318)	(116,184,314)	(159,906,299)	(23,657,765)	(11,200,399)
Net increase (decrease) in net assets resulting from capital share transactions	19,243,150	2,073,005	318,337,782	(103,300,114)	32,067,940	6,016,258
Net Increase (Decrease) in Net Assets	747,081	(6,253,003)	(208,118,657)	(318,135,540)	23,380,702	1,438,876
NET ASSETS:

Beginning of year	$69,188,983	$75,441,986	$1,424,968,775	$1,743,104,315	$72,279,980	$70,841,104

End of year	$69,936,064	$69,188,983	$1,216,850,118	$1,424,968,775	$95,660,682	$72,279,980
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	2,800,000	2,800,000	30,300,000	32,600,000	1,300,000	1,200,000

Shares created	1,000,000	800,000	9,400,000	1,200,000	900,000	300,000

Shares redeemed	(200,000)	(800,000)	(2,800,000)	(3,500,000)	(400,000)	(200,000)
Shares outstanding, end of year	3,600,000	2,800,000	36,900,000	30,300,000	1,800,000	1,300,000

See Notes to Financial Statements.

98	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Global ex-U.S. Real Estate Fund		WisdomTree Global High Dividend Fund		WisdomTree India Earnings Fund (consolidated)

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$3,960,563	$3,839,069	$3,481,208	$3,789,556	$13,950,573	$16,802,706

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(2,233,118)	(1,372,513)	84,523	434,804	10,453,313	28,758,384

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(30,186,279)	3,113,027	(23,124,533)	(1,194,141)	(409,753,248)	(19,298,961)
Net increase (decrease) in net assets resulting from operations	(28,458,834)	5,579,583	(19,558,802)	3,030,219	(385,349,362)	26,262,129
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(8,280,378)	(4,157,515)	(3,450,818)	(3,977,862)	(8,945,464)	(18,968,260)

Tax return of capital	—	—	—	—	—	(609,812)
Total distributions to shareholders	(8,280,378)	(4,157,515)	(3,450,818)	(3,977,862)	(8,945,464)	(19,578,072)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	7,799,877	14,383,629	2,313,061	—	162,287,596	236,716,827

Cost of shares redeemed	(4,503,382)	(8,988,290)	(4,578,918)	(11,182,914)	(528,099,367)	(591,544,150)
Net increase (decrease) in net assets resulting from capital share transactions	3,296,495	5,395,339	(2,265,857)	(11,182,914)	(365,811,771)	(354,827,323)
Net Increase (Decrease) in Net Assets	(33,442,717)	6,817,407	(25,275,477)	(12,130,557)	(760,106,597)	(348,143,266)
NET ASSETS:

Beginning of year	$114,145,914	$107,328,507	$92,227,329	$104,357,886	$1,323,423,944	$1,671,567,210

End of year	$80,703,197	$114,145,914	$66,951,852	$92,227,329	$563,317,347	$1,323,423,944
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	3,550,000	3,350,000	2,000,000	2,250,000	50,400,000	64,600,000

Shares created	250,000	500,000	50,000	—	6,800,000	9,400,000

Shares redeemed	(150,000)	(300,000)	(100,000)	(250,000)	(22,400,000)	(23,600,000)
Shares outstanding, end of year	3,650,000	3,550,000	1,950,000	2,000,000	34,800,000	50,400,000

See Notes to Financial Statements.

WisdomTree Trust	99

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree India ex-State-Owned Enterprises Fund	WisdomTree Middle East Dividend Fund		WisdomTree Modern Tech Platforms Fund

	For the Period April 4, 2019* through March 31, 2020	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Period May 22, 2019* through March 31, 2020
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$14,534	$638,021	$797,052	$4,778

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(131,193)	(1,112,503)	(349,765)	36,920

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(354,963)	(3,972,559)	1,897,618	(153,451)
Net increase (decrease) in net assets resulting from operations	(471,622)	(4,447,041)	2,344,905	(111,753)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	—	(683,116)	(738,425)	(4,030)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	2,523,084	4,176,666	5,736,903	3,164,925

Cost of shares redeemed	(1,169,700)	(5,576,924)	(1,894,772)	(1,298,356)
Net increase (decrease) in net assets resulting from capital share transactions	1,353,384	(1,400,258)	3,842,131	1,866,569
Net Increase (Decrease) in Net Assets	881,762	(6,530,415)	5,448,611	1,750,786
NET ASSETS:

Beginning of period	$100	$20,472,810	$15,024,199	$100

End of period	$881,862	$13,942,395	$20,472,810	$1,750,886
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4	1,000,000	800,000	4

Shares created	100,000	200,000	300,000	125,000

Shares redeemed	(50,004)	(300,000)	(100,000)	(50,000)
Shares outstanding, end of period	50,000	900,000	1,000,000	75,004
*	Commencement of operations.

See Notes to Financial Statements.

100	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Asia Pacific ex-Japan Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$67.41	$69.31	$64.08	$57.08	$67.20
Investment operations:

Net investment income[1]	2.34	2.71	2.21	1.90	2.14

Net realized and unrealized gain (loss)	(14.43)	(1.73)	5.23	7.03	(10.20)
Total from investment operations	(12.09)	0.98	7.44	8.93	(8.06)
Dividends to shareholders:

Net investment income	(2.31)	(2.88)	(2.21)	(1.93)	(2.06)
Net asset value, end of year	$53.01	$67.41	$69.31	$64.08	$57.08

TOTAL RETURN[2]	(18.50)%	1.55%	11.75%	15.96%	(12.06)%[3]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$21,205	$33,703	$45,051	$41,655	$45,665

Ratios to average net assets[4] of:

Expenses	0.48%[5]	0.48%[5]	0.48%[5]	0.48%	0.48%[5]

Net investment income	3.54%	4.06%	3.24%	3.19%	3.59%
Portfolio turnover rate[6]	21%	21%	26%	27%	24%

WisdomTree China ex-State-Owned Enterprises Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016[7]
Net asset value, beginning of year	$77.67	$87.24	$57.17	$46.75	$55.28
Investment operations:

Net investment income[1]	0.79	0.98	0.12	0.64	1.25

Net realized and unrealized gain (loss)	(0.78)	(9.64)	30.56	10.45	(8.59)
Total from investment operations	0.01	(8.66)	30.68	11.09	(7.34)
Dividends and distributions to shareholders:

Net investment income	(0.80)	(0.90)	(0.61)	(0.67)	(1.19)

Tax return of capital	—	(0.01)	—	—	—
Total dividends and distributions to shareholders	(0.80)	(0.91)	(0.61)	(0.67)	(1.19)
Net asset value, end of year	$76.88	$77.67	$87.24	$57.17	$46.75

TOTAL RETURN[2]	0.07%	(9.91)%	53.95%	23.94%	(13.40)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$188,351	$143,699	$215,928	$8,576	$9,351

Ratios to average net assets of:

Expenses, net of expense waivers	0.32%[8]	0.32%[8]	0.33%[8,9]	0.53%[9]	0.57%[9]

Expenses, prior to expense waivers	0.63%	0.63%	0.63%	0.63%	0.63%

Net investment income	1.03%	1.31%	0.14%	1.29%	2.42%
Portfolio turnover rate[6]	22%	35%	20%	37%	143%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]

The information reflects the investment objective and strategy of the WisdomTree China Dividend ex-Financials Fund through June 30, 2015 and the investment objective and strategy of the WisdomTree China ex-State-Owned Enterprises Fund thereafter.

[8]	Effective June 30, 2017, the investment advisor contractually agreed to limit the advisory fee to 0.32% through July 31, 2020, unless earlier terminated by the Board of Trustees of the Trust.

[9]	Effective July 1, 2015, the investment advisor contractually agreed to limit the advisory fee to 0.53% through July 31, 2017, unless earlier terminated by the Board of Trustees of the Trust.

See Notes to Financial Statements.

WisdomTree Trust	101

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Consumer Growth Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$22.20	$26.34	$22.53	$20.60	$24.89
Investment operations:

Net investment income[1]	0.67	0.71	0.49	0.45	0.52

Net realized and unrealized gain (loss)	(4.21)	(4.08)	3.77	2.01	(4.28)
Total from investment operations	(3.54)	(3.37)	4.26	2.46	(3.76)
Dividends to shareholders:

Net investment income	(0.64)	(0.77)	(0.45)	(0.53)	(0.53)
Net asset value, end of year	$18.02	$22.20	$26.34	$22.53	$20.60

TOTAL RETURN[2]	(16.43)%	(12.66)%	19.05%	12.17%	(15.21)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$27,027	$34,414	$50,052	$24,782	$12,357

Ratios to average net assets of:

Expenses, net of expense waivers	0.32%[3]	0.32%[3]	0.38%[3]	0.63%	0.63%

Expenses, prior to expense waivers	0.63%	0.63%	0.63%	0.63%	0.63%

Net investment income	3.05%	3.15%	1.93%	2.12%	2.39%
Portfolio turnover rate[4]	53%	88%	63%	72%	49%

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$28.79	$31.99	$24.72	$21.48	$25.17
Investment operations:

Net investment income[1]	0.62	0.42	0.28	0.30	0.35

Net realized and unrealized gain (loss)	(4.38)	(3.20)	7.20	3.25	(3.24)
Total from investment operations	(3.76)	(2.78)	7.48	3.55	(2.89)
Dividends to shareholders:

Net investment income	(0.63)	(0.42)	(0.21)	(0.31)	(0.80)
Net asset value, end of year	$24.40	$28.79	$31.99	$24.72	$21.48

TOTAL RETURN[2]	(13.36)%	(8.64)%[5]	30.30%	16.68%	(11.69)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$809,991	$305,184	$92,776	$2,472	$2,148

Ratios to average net assets of:

Expenses, net of expense waivers	0.32%[3]	0.32%[3]	0.33%[3]	0.58%	0.58%

Expenses, prior to expense waivers	0.58%	0.58%	0.58%	0.58%	0.58%

Net investment income	2.14%	1.51%	0.92%	1.33%	1.48%
Portfolio turnover rate[4]	19%	24%	68%	15%	46%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Effective June 30, 2017, the investment advisor contractually agreed to limit the advisory fee to 0.32% through July 31, 2020, unless earlier terminated by the Board of Trustees of the Trust.

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

See Notes to Financial Statements.

102	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets High Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$43.72	$47.35	$40.69	$35.05	$42.68
Investment operations:

Net investment income[1]	2.10	1.84	1.67	1.42	1.76

Net realized and unrealized gain (loss)	(11.25)	(3.57)	6.65	5.58	(7.74)
Total from investment operations	(9.15)	(1.73)	8.32	7.00	(5.98)
Dividends to shareholders:

Net investment income	(2.12)	(1.90)	(1.66)	(1.36)	(1.65)
Net asset value, end of year	$32.45	$43.72	$47.35	$40.69	$35.05

TOTAL RETURN[2]	(22.06)%	(3.51)%	20.98%	20.44%	(14.07)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,638,935	$2,173,006	$2,282,176	$1,721,381	$1,321,221

Ratios to average net assets[3] of:

Expenses[4]	0.63%	0.63%	0.63%	0.63%	0.63%

Net investment income	4.91%	4.23%	3.81%	3.81%	4.64%
Portfolio turnover rate[5]	41%	44%	41%	41%	43%

WisdomTree Emerging Markets Multifactor Fund	For the Year Ended March 31, 2020	For the Period August 10, 2018* through March 31, 2019
Net asset value, beginning of period	$23.61	$24.68
Investment operations:

Net investment income[1]	0.73	0.29

Net realized and unrealized loss	(5.91)	(1.16)
Total from investment operations	(5.18)	(0.87)
Dividends to shareholders:

Net investment income	(0.68)	(0.20)
Net asset value, end of period	$17.75	$23.61

TOTAL RETURN[2]	(22.44)%	(3.52)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$7,102	$18,886

Ratios to average net assets of:

Expenses	0.48%	0.48%[4,6]

Net investment income	3.24%	1.97%[6]
Portfolio turnover rate[5]	166%	133%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]

Portfolio turnover rate is not annualized for fiscal periods less than a year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	Annualized.

See Notes to Financial Statements.

WisdomTree Trust	103

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Quality Dividend Growth Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$24.71	$26.94	$23.03	$21.11	$24.08
Investment operations:

Net investment income[1]	0.66	0.71	0.56	0.63	0.55

Net realized and unrealized gain (loss)	(5.32)	(2.30)	3.87	1.96	(2.94)
Total from investment operations	(4.66)	(1.59)	4.43	2.59	(2.39)
Dividends to shareholders:

Net investment income	(0.62)	(0.64)	(0.52)	(0.67)	(0.58)
Net asset value, end of year	$19.43	$24.71	$26.94	$23.03	$21.11

TOTAL RETURN[2]	(19.30)%	(5.79)%	19.44%	12.45%	(9.89)%[3]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$69,936	$69,189	$75,442	$48,366	$31,667

Ratios to average net assets of:

Expenses, net of expense waivers	0.32%[4]	0.32%[4]	0.39%[4]	0.63%	0.63%

Expenses, prior to expense waivers	0.63%	0.63%	0.63%	0.63%	0.63%

Net investment income	2.74%	2.93%	2.17%	2.88%	2.59%
Portfolio turnover rate[5]	55%	81%	62%	49%	62%

WisdomTree Emerging Markets SmallCap Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$47.03	$53.47	$44.62	$37.90	$44.46
Investment operations:

Net investment income[1]	1.82	1.79	1.42	1.35	1.24

Net realized and unrealized gain (loss)	(14.02)	(6.35)	8.89	6.71	(6.65)
Total from investment operations	(12.20)	(4.56)	10.31	8.06	(5.41)
Dividends to shareholders:

Net investment income	(1.85)	(1.88)	(1.46)	(1.34)	(1.15)
Net asset value, end of year	$32.98	$47.03	$53.47	$44.62	$37.90

TOTAL RETURN[2]	(26.95)%	(8.40)%	23.55%	21.76%	(12.20)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,216,850	$1,424,969	$1,743,104	$1,106,602	$894,468

Ratios to average net assets[6] of:

Expenses[7]	0.63%	0.63%	0.63%	0.63%	0.63%

Net investment income	4.05%	3.81%	2.88%	3.36%	3.13%
Portfolio turnover rate[5]	47%	40%	48%	47%	52%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[4]	Effective June 30, 2017, the investment advisor contractually agreed to limit the advisory fee to 0.32% through July 31, 2020, unless earlier terminated by the Board of Trustees of the Trust.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

See Notes to Financial Statements.

104	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global ex-U.S. Quality Dividend Growth Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$55.60	$59.03	$50.03	$47.16	$50.80
Investment operations:

Net investment income[1]	1.60	1.17	1.24	1.14	1.02

Net realized and unrealized gain (loss)	(2.62)	(3.34)	8.79	2.94	(3.75)
Total from investment operations	(1.02)	(2.17)	10.03	4.08	(2.73)
Dividends to shareholders:

Net investment income	(1.44)	(1.26)	(1.03)	(1.21)	(0.91)
Net asset value, end of year	$53.14	$55.60	$59.03	$50.03	$47.16

TOTAL RETURN[2]	(2.01)%	(3.65)%	20.18%	8.80%	(5.42)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$95,661	$72,280	$70,841	$50,031	$66,026

Ratios to average net assets[3] of:

Expenses	0.58%[4]	0.58%[4]	0.58%[4]	0.58%	0.58%[4,5]

Net investment income	2.68%	2.11%	2.20%	2.39%	2.15%
Portfolio turnover rate[6]	56%	60%	67%	66%	61%

WisdomTree Global ex-U.S. Real Estate Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$32.15	$32.04	$28.16	$27.26	$29.65
Investment operations:

Net investment income[1]	1.13	1.12	1.11	1.06	0.89

Net realized and unrealized gain (loss)	(8.79)	0.24	4.92	1.35	(2.08)
Total from investment operations	(7.66)	1.36	6.03	2.41	(1.19)
Dividends to shareholders:

Net investment income	(2.38)	(1.25)	(2.15)	(1.51)	(1.20)
Net asset value, end of year	$22.11	$32.15	$32.04	$28.16	$27.26

TOTAL RETURN[2]	(25.74)%	4.51%	21.90%	9.33%[7]	(3.89)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$80,703	$114,146	$107,329	$83,060	$94,044

Ratios to average net assets[3] of:

Expenses	0.58%	0.58%	0.58%	0.58%	0.58%[5]

Net investment income	3.75%	3.72%	3.56%	3.86%	3.22%
Portfolio turnover rate[6]	21%	17%	23%	19%	32%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

See Notes to Financial Statements.

WisdomTree Trust	105

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global High Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$46.11	$46.38	$44.75	$40.84	$44.23
Investment operations:

Net investment income[1]	1.78	1.77	1.59	1.46	1.76

Net realized and unrealized gain (loss)	(11.79)	(0.18)	1.54	3.97	(3.43)
Total from investment operations	(10.01)	1.59	3.13	5.43	(1.67)
Dividends to shareholders:

Net investment income	(1.77)	(1.86)	(1.50)	(1.52)	(1.72)
Net asset value, end of year	$34.33	$46.11	$46.38	$44.75	$40.84

TOTAL RETURN[2]	(22.46)%	3.59%	7.02%	13.54%	(3.77)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$66,952	$92,227	$104,358	$89,510	$73,511

Ratios to average net assets[3] of:

Expenses	0.58%[4]	0.58%[4]	0.58%[4]	0.58%	0.58%[4,5]

Net investment income	3.88%	3.86%	3.41%	3.42%	4.19%
Portfolio turnover rate[6]	32%	19%	21%	21%	56%

WisdomTree India Earnings Fund (consolidated)	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$26.26	$25.88	$24.07	$19.42	$22.64
Investment operations:

Net investment income[1]	0.30	0.28	0.24	0.23	0.26

Net realized and unrealized gain (loss)	(10.18)	0.45	1.79	4.70	(3.26)
Total from investment operations	(9.88)	0.73	2.03	4.93	(3.00)
Dividends and distributions to shareholders:

Net investment income	(0.19)	(0.34)	(0.22)	(0.28)	(0.22)

Tax return of capital	—	(0.01)	—	—	—
Total dividends and distributions to shareholders	(0.19)	(0.35)	(0.22)	(0.28)	(0.22)
Net asset value, end of year	$16.19	$26.26	$25.88	$24.07	$19.42

TOTAL RETURN[2]	(37.84)%	2.89%	8.46%	25.56%	(13.31)%[7]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$563,317	$1,323,424	$1,671,567	$1,564,606	$1,475,616

Ratios to average net assets of:

Expenses[8]	0.84%[3,4]	0.85%	0.84%	0.84%	0.84%

Net investment income	1.22%[3]	1.14%	0.91%	1.09%	1.28%
Portfolio turnover rate[6]	32%	37%	22%	30%	38%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]

Includes a reimbursement from the sub-advisor for operating losses on a creation that took place during the period when the NAV was understated. Excluding the reimbursement, total return would have been unchanged.

[8]	Includes interest expense of 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for the fiscal years ended 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

106	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree India ex-State-Owned Enterprises Fund	For the Period April 4, 2019* through March 31, 2020
Net asset value, beginning of period	$24.67
Investment operations:

Net investment income[1]	0.19

Net realized and unrealized loss	(7.22)
Total from investment operations	(7.03)
Dividends to shareholders:

Net investment income	—
Net asset value, end of period	$17.64

TOTAL RETURN[2]	(28.50)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$882

Ratios to average net assets of:

Expenses	0.58%[3]

Net investment income	0.80%[3]
Portfolio turnover rate[4]	82%

WisdomTree Middle East Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$20.47	$18.78	$17.60	$17.28	$20.25
Investment operations:

Net investment income[1]	0.61	0.86	0.58	0.59	0.58

Net realized and unrealized gain (loss)	(4.94)	1.59	1.06	0.50	(2.85)
Total from investment operations	(4.33)	2.45	1.64	1.09	(2.27)
Dividends to shareholders:

Net investment income	(0.65)	(0.76)	(0.46)	(0.77)	(0.70)
Net asset value, end of year	$15.49	$20.47	$18.78	$17.60	$17.28

TOTAL RETURN[2]	(21.76)%	13.41%[5]	9.49%[6]	6.60%	(11.57)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$13,942	$20,473	$15,024	$17,601	$20,731

Ratios to average net assets of:

Expenses	0.88%	0.88%	0.88%	0.88%	0.88%

Net investment income	3.06%	4.45%	3.28%	3.44%	3.13%
Portfolio turnover rate[4]	42%	30%	46%	29%	25%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than a year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Includes a voluntary reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been 0.05% lower.

[6]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

See Notes to Financial Statements.

WisdomTree Trust	107

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Modern Tech Platforms Fund	For the Period May 22, 2019* through March 31, 2020
Net asset value, beginning of period	$24.80
Investment operations:

Net investment income[1]	0.06

Net realized and unrealized loss	(1.44)
Total from investment operations	(1.38)
Dividends to shareholders:

Net investment income	(0.08)
Net asset value, end of period	$23.34

TOTAL RETURN[2]	(5.61)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$1,751

Ratios to average net assets of:

Expenses	0.45%[3]

Net investment income	0.27%[3]
Portfolio turnover rate[4]	9%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than a year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

108	WisdomTree Trust

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Asia Pacific ex-Japan Fund (“Asia Pacific ex-Japan Fund’’)	June 16, 2006
WisdomTree China ex-State-Owned Enterprises Fund (“China ex-State-Owned Enterprises Fund’’)	September 19, 2012
WisdomTree Emerging Markets Consumer Growth Fund (“Emerging Markets Consumer Growth Fund’’)	September 27, 2013
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (“Emerging Markets ex-State-Owned Enterprises Fund’’)	December 10, 2014
WisdomTree Emerging Markets High Dividend Fund (“Emerging Markets High Dividend Fund’’)	July 13, 2007
WisdomTree Emerging Markets Multifactor Fund (“Emerging Markets Multifactor Fund’’)	August 10, 2018
WisdomTree Emerging Markets Quality Dividend Growth Fund (“Emerging Markets Quality Dividend Growth Fund’’)	August 1, 2013
WisdomTree Emerging Markets SmallCap Dividend Fund (“Emerging Markets SmallCap Dividend Fund’’)	October 30, 2007
WisdomTree Global ex-U.S. Quality Dividend Growth Fund (“Global ex-U.S. Quality Dividend Growth Fund’’)	June 16, 2006
WisdomTree Global ex-U.S. Real Estate Fund (“Global ex-U.S. Real Estate Fund’’)	June 5, 2007
WisdomTree Global High Dividend Fund (“Global High Dividend Fund’’)	June 16, 2006
WisdomTree India Earnings Fund (“India Earnings Fund’’) (consolidated)	February 22, 2008
WisdomTree India ex-State-Owned Enterprises Fund (“India ex-State Owned Enterprises Fund’’)	April 4, 2019
WisdomTree Middle East Dividend Fund (“Middle East Dividend Fund’’)	July 16, 2008
WisdomTree Modern Tech Platforms Fund (“Modern Tech Platforms Fund’’)	May 22, 2019

The India Earnings Fund makes its investments through the WisdomTree India Investment Portfolio, Inc. (the “Portfolio”), a wholly owned subsidiary organized in the Republic of Mauritius (“Mauritius”). The Portfolio was incorporated under the provisions of the Mauritius Companies Act, 2001 and holds a Global Business License Category 1 issued by the Financial Services Commission. The Portfolio is advised by WisdomTree Asset Management, Inc. (“WTAM”) and is sub-advised by Mellon Investments Corporation (“Mellon”).

Each Fund, except for the Emerging Markets Consumer Growth Fund, Emerging Markets Multifactor Fund and Emerging Markets Quality Dividend Growth Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments’’). The Emerging Markets Consumer Growth Fund and Emerging Markets Quality Dividend Growth Fund are actively managed using a model-based approach seeking income and capital appreciation. The Emerging Markets Multifactor Fund is actively managed using a model-based approach seeking capital appreciation. WisdomTree Investments is the parent company of WTAM, the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act. The securities in each Index are weighted based on earnings or earnings yield.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

WisdomTree Trust	109

Notes to Financial Statements (continued)

Basis of Consolidation — The financial statements for the India Earnings Fund include the accounts of a wholly-owned and controlled Mauritius subsidiary (the “Subsidiary”). The Fund’s accompanying financial statements reflect the financial position and the results of operations on a consolidated basis with its Subsidiary. All intercompany accounts and transactions have been eliminated in the consolidation.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g. broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time for all Funds except for the China ex-State-Owned Enterprises Fund which is valued daily using WM/Reuters closing spot and forward rates as of 2:00 p.m. Singapore time.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. On March 16, 2020, Jordan’s government suspended trading on the Amman Stock Exchange (“ASE”) for an indefinite period of time due to the spread of the novel coronavirus known as COVID-19. As of March 31, 2020, trading on the ASE remained suspended, which resulted in the ASE listed stocks held in the Middle East Dividend Fund requiring “fair value” pricing. On May 10, 2020, trading on the ASE resumed.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

110	WisdomTree Trust

Notes to Financial Statements (continued)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing each Fund’s assets:

Asia Pacific ex-Japan Fund	Level 1	Level 2	Level 3
Common Stocks*	$20,895,287	$—	$—
Exchange-Traded Fund	163,964	—	—
Investment of Cash Collateral for Securities Loaned	—	27,000	—
Total	$21,059,251	$27,000	$—
Unrealized Appreciation on Foreign Currency Contracts	—	159	—
Unrealized Depreciation on Foreign Currency Contracts	—	(7)	—
Total - Net	$21,059,251	$27,152	$—

China ex-State-Owned Enterprises Fund	Level 1	Level 2	Level 3
Common Stocks
Energy Equipment & Services	$—	$—	$0	**
Other*	188,298,009	—	—
Investment of Cash Collateral for Securities Loaned	—	2,196,509	—
Total	$188,298,009	$2,196,509	$0
Unrealized Depreciation on Foreign Currency Contracts	—	0	—
Total - Net	$188,298,009	$2,196,509	$0

WisdomTree Trust	111

Notes to Financial Statements (continued)

Emerging Markets Consumer Growth Fund	Level 1	Level 2	Level 3
Common Stocks
Indonesia	$914,906	$—	$2,081	**
Other*	26,010,102	—	—
Rights	—	—	0	**
Investment of Cash Collateral for Securities Loaned	—	274,517	—
Total	$26,925,008	$274,517	$2,081

Emerging Markets ex-State-Owned Enterprises Fund	Level 1	Level 2	Level 3
Common Stocks
China	$329,407,370	$—	$0	**
Other*	478,333,763	—	—
Warrants	3,096	—	—
Investment of Cash Collateral for Securities Loaned	—	12,965,657	—
Total	$807,744,229	$12,965,657	$0

Emerging Markets High Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,632,306,459	$—	$—
Exchange-Traded Fund	874,659	—	—
Investment of Cash Collateral for Securities Loaned	—	15,638,623	—
Total	$1,633,181,118	$15,638,623	$—
Unrealized Appreciation on Foreign Currency Contracts	—	1,856	—
Total - Net	$1,633,181,118	$15,640,479	$—

Emerging Markets Multifactor Fund	Level 1	Level 2	Level 3
Common Stocks*	$7,087,376	$—	$—
Total	$7,087,376	$—	$—
Unrealized Appreciation on Foreign Currency Contracts	—	16,187	—
Unrealized Depreciation on Foreign Currency Contracts	—	(35,719)	—
Total - Net	$7,087,376	$(19,532)	$—

Emerging Markets Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$69,672,313	$—	$—
Investment of Cash Collateral for Securities Loaned	—	42,799	—
Total	$69,672,313	$42,799	$—
Unrealized Appreciation on Foreign Currency Contracts	—	767	—
Unrealized Depreciation on Foreign Currency Contracts	—	(79)	—
Total - Net	$69,672,313	$43,487	$—

112	WisdomTree Trust

Notes to Financial Statements (continued)

Emerging Markets SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
China	$284,810,342	$—	$199,042	**
Hong Kong	16,756,200	—	0	**
Philippines	11,718,031	—	3,612	**
South Korea	101,656,594	—	228,484	**
Other*	790,717,536	—	—
Warrants	38,450	—	—
Exchange-Traded Fund	2,677,653	—	—
Investment of Cash Collateral for Securities Loaned	—	19,373,838	—
Total	$1,208,374,806	$19,373,838	$431,138
Unrealized Depreciation on Foreign Currency Contracts	—	(550)	—
Total - Net	$1,208,374,806	$19,373,288	$431,138

Global ex-U.S. Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks
Australia	$6,475,281	$59,072	$—
United Kingdom	14,919,101	—	2	**
Other*	73,197,167	—	—
Exchange-Traded Funds	315,963	—	—
Investment of Cash Collateral for Securities Loaned	—	2,349,390	—
Total	$94,907,512	$2,408,462	$2
Unrealized Appreciation on Foreign Currency Contracts	—	1,631	—
Unrealized Depreciation on Foreign Currency Contracts	—	(184)	—
Total - Net	$94,907,512	$2,409,909	$2

Global ex-U.S. Real Estate Fund	Level 1	Level 2	Level 3
Common Stocks
Philippines	$328,194	$—	$107	**
Other*	80,094,134	—	—
Rights	—	0	—
Investment of Cash Collateral for Securities Loaned	—	563,441	—
Total	$80,422,328	$563,441	$107
Unrealized Appreciation on Foreign Currency Contracts	—	109	—
Unrealized Depreciation on Foreign Currency Contracts	—	(3)	—
Total - Net	$80,422,328	$563,547	$107

Global High Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$66,296,893	$—	$—
Exchange-Traded Funds	265,100	—	—
Investment of Cash Collateral for Securities Loaned	—	1,818,703	—
Total	$66,561,993	$1,818,703	$—
Unrealized Appreciation on Foreign Currency Contracts	—	256	—
Unrealized Depreciation on Foreign Currency Contracts	—	(468)	—
Total - Net	$66,561,993	$1,818,491	$—

WisdomTree Trust	113

Notes to Financial Statements (continued)

India Earnings Fund (consolidated)	Level 1	Level 2	Level 3
Common Stocks
Chemicals	$14,734,530	$—	$5,880	**
Hotels, Restaurants & Leisure	892,811	25,814	—
Other*	544,096,221	—	—
Exchange-Traded Fund	19,463	—	—
Total	$559,743,025	$25,814	$5,880

India ex-State Owned Enterprises Fund	Level 1	Level 2	Level 3
Common Stocks	$881,746	$—	$—
Total	$881,746	$—	$—

Middle East Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Jordan	$—	$—	$501,318	**
Other*	13,199,590	—	—
Total	$13,199,590	$—	$501,318

Modern Tech Platforms Fund	Level 1	Level 2	Level 3
Common Stocks	$1,746,347	$—	$—
Investment of Cash Collateral for Securities Loaned	—	169,198	—
Total	$1,746,347	$169,198	$—
Unrealized Appreciation on Foreign Currency Contracts	—	4	—
Unrealized Depreciation on Foreign Currency Contracts	—	(6)	—
Total - Net	$1,746,347	$169,196	$—

*	Please refer to the Schedule of Investments for a breakdown of the valuation by industry type and/or country.

**	Security is being fair valued using significant unobservable inputs by the Pricing Committee.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Jordan
Middle East Dividend Fund
Balance as of March 31, 2019	$—
Realized gain (loss)	(22,749)
Change in unrealized appreciation (depreciation)	(152,049)
Purchases	273,963
Sales	(207,930)
Transfers into Level 3	610,083
Transfers out of Level 3	—
Balance as of March 31, 2020	$501,318
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2020 is:	$(152,049)

The following is a summary of the significant unobservable inputs used as of March 31, 2020 in valuing Level 3 securities:

Fund	Value	Valuation Approach	Valuation Technique	Unobservable Input	Range of Input Values			Weighted Average of Input Values	Impact to Fair Value from an Increase in Input
Middle East Dividend Fund
Common Stocks
Jordan	$501,318	Market	Market Comparable	Percent change in value of comparable benchmarks	-11.72%	—	9.37%	2.41%	Increase
Total	$501,318

114	WisdomTree Trust

Notes to Financial Statements (continued)

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts and equity futures contracts during the year or period ended March 31, 2020 and open positions in such derivatives as of March 31, 2020 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to risk. Risks may arise upon entering into foreign currency contracts from potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar or each other. The Funds’ derivative agreements also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at March 31, 2020 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on page 120. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of March 31, 2020, if any, is reflected as a footnote below the respective derivatives tables on each Fund’s Schedule of Investments.

As of March 31, 2020, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Asia Pacific ex-Japan Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$159	Unrealized depreciation on foreign currency contracts	$7
Emerging Markets High Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	1,856	Unrealized depreciation on foreign currency contracts	—
Emerging Markets Multifactor Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	16,187	Unrealized depreciation on foreign currency contracts	35,719
Emerging Markets Quality Dividend Growth Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	767	Unrealized depreciation on foreign currency contracts	79
Emerging Markets SmallCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	—	Unrealized depreciation on foreign currency contracts	550
Global ex-U.S. Quality Dividend Growth Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	1,631	Unrealized depreciation on foreign currency contracts	184
Global ex-U.S. Real Estate Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	109	Unrealized depreciation on foreign currency contracts	3
Global High Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	256	Unrealized depreciation on foreign currency contracts	468
Modern Tech Platforms Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	4	Unrealized depreciation on foreign currency contracts	6
For the fiscal year or period ended March 31, 2020, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Asia Pacific ex-Japan Fund
Foreign exchange contracts	$(22,580)	$152
China ex-State-Owned Enterprises Fund
Foreign exchange contracts	(27,395)	—

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Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Emerging Markets Consumer Growth Fund
Foreign exchange contracts	$13,537	$—
Emerging Markets ex-State-Owned Enterprises Fund
Foreign exchange contracts	(204,618)	—
Emerging Markets High Dividend Fund
Foreign exchange contracts	220,774	(5,354)
Emerging Markets Multifactor Fund
Foreign exchange contracts	(239,449)	(41,118)
Equity contracts	(3,696)	—
Emerging Markets Quality Dividend Growth Fund
Foreign exchange contracts	23,845	690
Emerging Markets SmallCap Dividend Fund
Foreign exchange contracts	138,399	(550)
Global ex-U.S. Quality Dividend Growth Fund
Foreign exchange contracts	(48,345)	1,447
Global ex-U.S. Real Estate Fund
Foreign exchange contracts	(4,126)	106
Global High Dividend Fund
Foreign exchange contracts	(2,143)	(231)
India Earnings Fund (consolidated)
Foreign exchange contracts	(387,754)	—
India ex-State Owned Enterprises Fund[3]
Foreign exchange contracts	(10,254)	—
Equity contracts	663	—
Middle East Dividend Fund
Foreign exchange contracts	(14,715)	—
Modern Tech Platforms Fund[4]
Foreign exchange contracts	166	(2)
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts

[3]	For the period April 4, 2019 (commencement of operations) through March 31, 2020.

[4]	For the period May 22, 2019 (commencement of operations) through March 31, 2020.

During the fiscal year or period ended March 31, 2020, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Asia Pacific ex-Japan Fund
Foreign exchange contracts	$—	$10,509	$—
China ex-State-Owned Enterprises Fund
Foreign exchange contracts	190,138	9,886	—
Emerging Markets Consumer Growth Fund
Foreign exchange contracts	—	4,594	—
Emerging Markets ex-State-Owned Enterprises Fund
Foreign exchange contracts	1,816,771	17,355	—
Emerging Markets High Dividend Fund
Foreign exchange contracts	798,127	811,697	—
Emerging Markets Multifactor Fund
Equity contracts[1]	—	—	4,267
Foreign exchange contracts	2,368,105	7,930,718	—

116	WisdomTree Trust

Notes to Financial Statements (continued)

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Emerging Markets Quality Dividend Growth Fund
Foreign exchange contracts	$213,810	$37,424	$—
Emerging Markets SmallCap Dividend Fund
Foreign exchange contracts	2,148,044	491,552	—
Global ex-U.S. Quality Dividend Growth Fund
Foreign exchange contracts	93,397	37,638	—
Global ex-U.S. Real Estate Fund
Foreign exchange contracts	45,768	15,750	—
Global High Dividend Fund
Foreign exchange contracts	7,001	7,225	—
India Earnings Fund (consolidated)
Foreign exchange contracts	—	1,272,238	—
India ex-State Owned Enterprises Fund[1]
Equity contracts[2]	—	—	3,565
Foreign exchange contracts[2]	197,547	94,198	—
Middle East Dividend Fund
Foreign exchange contracts	10,087	14,541	—
Modern Tech Platforms Fund[3]
Foreign exchange contracts[2]	4,617	—	—

[1]	For the period April 4, 2019 (commencement of operations) through March 31, 2020.

[2]	The volume of derivative activity for the period is based on intra-month balances.

[3]	For the period May 22, 2019 (commencement of operations) through March 31, 2020.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (net of foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized at the fair value of securities received on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as the scientific amortization method). Income earned from securities lending activities (i.e. securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily. As of March 31, 2020, the Global High Dividend Fund has reduced dividend receivable and dividend income balances by the amount of canceled dividends.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in net realized gain (loss) from foreign currency contracts and net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or increase (decrease) in unrealized appreciation (depreciation) from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened

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Notes to Financial Statements (continued)

arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Interest expense associated with a short term loan from a U.S. bank that is incurred in connection with the execution of portfolio rebalancing trades is not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Currency Transactions — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the Emerging Markets Multifactor Fund, do not expect to engage in currency transactions for the purpose of hedging against currency exposures of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes.

Forward Foreign Currency Contracts — The Funds utilized forward foreign currency contracts (‘‘Forward Contracts’’) primarily to facilitate foreign security settlements. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation (depreciation) from foreign currency contracts on the Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have settled are included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Emerging Markets Multifactor Fund utilized equity futures contracts on a temporary basis during the fiscal period to obtain market exposure consistent with its investment objective. The India ex-State Owned Enterprises Fund utilized equity futures contracts on a temporary basis during the fiscal period to obtain market exposure consistent with its investment objectives during the Fund’s annual portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the

118	WisdomTree Trust

Notes to Financial Statements (continued)

fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

As of March 31, 2020, there were no open futures contracts in the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower.

Master Netting Arrangements — FASB ASC Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

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Notes to Financial Statements (continued)

The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Asia Pacific ex-Japan Fund
Securities Lending	$994,575	$—	$(994,575)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	159	(7)	—	152	7	(7)	—	—
China ex-State-Owned Enterprises Fund
Securities Lending	10,926,671	—	(10,926,671)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	—	—	—	—
Emerging Markets Consumer Growth Fund
Securities Lending	670,293	—	(670,293)[1]	—	—	—	—	—
Emerging Markets ex-State-Owned Enterprises Fund
Securities Lending	18,904,651	—	(18,904,651)[1]	—	—	—	—	—
Emerging Markets High Dividend Fund
Securities Lending	105,201,828	—	(105,201,828)[1]	—	—	—	—	—
Foreign Currency Contracts	1,856	—	—	1,856	—	—	—	—
Emerging Markets Multifactor Fund
Foreign Currency Contracts	16,187	(4,620)	—	11,567	35,719	(4,620)	—	31,099
Emerging Markets Quality Dividend Growth Fund
Securities Lending	1,281,705	—	(1,281,705)[1]	—	—	—	—	—
Foreign Currency Contracts	767	—	—	767	79	—	—	79
Emerging Markets SmallCap Dividend Fund
Securities Lending	162,816,942	—	(162,816,942)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	550	—	—	550
Global ex-U.S. Quality Dividend Growth Fund
Securities Lending	6,640,657	—	(6,640,657)[1]	—	—	—	—	—
Foreign Currency Contracts	1,631	(10)	—	1,621	184	(10)	—	174
Global ex-U.S. Real Estate Fund
Securities Lending	1,849,442	—	(1,849,442)[1]	—	—	—	—	—
Foreign Currency Contracts	109	(2)	—	107	3	(2)	—	1
Global High Dividend Fund
Securities Lending	3,278,847	—	(3,278,847)[1]	—	—	—	—	—
Foreign Currency Contracts	256	(256)	—	—	468	(256)	—	212
Modern Tech Platforms Fund
Securities Lending	329,200	—	(329,200)[1]	—	—	—	—	—
Foreign Currency Contracts	4	—	—	4	6	—	—	6
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

120	WisdomTree Trust

Notes to Financial Statements (continued)

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Restricted Securities — Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

Emerging Market and Frontier Market Investments — Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

The economies of “frontier markets” (e.g., Bahrain, Egypt, Jordan, Kuwait, Morocco, Oman, Qatar, Saudi Arabia, and the United Arab Emirates) generally have lower trading volumes and greater potential for illiquidity and price volatility than more developed markets. These markets have a smaller number of issuers and participants and therefore may also be affected to a greater extent by the actions of a small number of issuers and investors. A significant change in cash flows investing in these markets could have a substantial effect on local stock prices and, therefore, prices of Fund shares. Investments in certain frontier market countries are restricted or controlled to varying extents. At times, these restrictions or controls may limit or prevent foreign investment and/or increase the investment costs and expenses of a Fund. Frontier markets may be subject to greater political instability, threat of war or terrorism and government intervention than more developed markets, including many emerging market economies. Frontier markets generally are not as correlated to global economic cycles as those of more developed countries. These and other factors make investing in the frontier market countries significantly riskier than investing in developed market and emerging market countries.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital. The India Earnings Fund has filed an election to treat the Portfolio as a ‘‘pass-through’’ entity for tax purposes.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon to provide sub-advisory services to the Funds. Mellon is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

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Notes to Financial Statements (continued)

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate (before fee waiver)	Advisory Fee Waiver	Advisory Fee Waiver Expiration Date
Asia Pacific ex-Japan Fund	0.48%	—	—
China ex-State-Owned Enterprises Fund	0.63%	(0.31)%	July 31, 2020
Emerging Markets Consumer Growth Fund	0.63%	(0.31)%	July 31, 2020
Emerging Markets ex-State-Owned Enterprises Fund	0.58%	(0.26)%	July 31, 2020
Emerging Markets High Dividend Fund	0.63%	—	—
Emerging Markets Multifactor Fund	0.48%	—
Emerging Markets Quality Dividend Growth Fund	0.63%	(0.31)%	July 31, 2020
Emerging Markets SmallCap Dividend Fund	0.63%	—	—
Global ex-U.S. Quality Dividend Growth Fund	0.58%	—	—
Global ex-U.S. Real Estate Fund	0.58%	—	—
Global High Dividend Fund	0.58%	—	—
India Earnings Fund (consolidated)	0.83%	—	—
India ex-State Owned Enterprises Fund	0.58%	—
Middle East Dividend Fund	0.88%	—	—
Modern Tech Platforms Fund	0.45%	—

Each Fund may purchase shares of affiliated ETFs in secondary market transactions to reduce cash balances. Transactions in shares of affiliated ETFs for the fiscal year ended March 31, 2020, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM waives its advisory fees for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are shown in the Statements of Operations in “Expense waivers”.

WTAM or its affiliates may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2020, WTAM held shares of and received distributions from the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends and Distributions paid to WTAM on Fund Shares held by WTAM
Emerging Markets ex-State-Owned Enterprises Fund	967	$23,614	$588
Emerging Markets High Dividend Fund	180	5,805	43
Emerging Markets Multifactor Fund	—	—	382
Emerging Markets Quality Dividend Growth Fund	123	2,367	21
Emerging Markets SmallCap Dividend Fund	360	11,891	712
Middle East Dividend Fund	23	352	2

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2020, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. The India Earnings Fund, India ex-State Owned Enterprises Fund and Middle East Dividend Fund issue and redeem shares on a cash basis only as certain securities markets in which these Funds invest do not permit in-kind transfers of securities. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a

122	WisdomTree Trust

Notes to Financial Statements (continued)

redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended March 31, 2020 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
Asia Pacific ex-Japan Fund	$6,243,923	$8,428,243	$—	$4,365,634
China ex-State-Owned Enterprises Fund	77,036,691	33,518,613	25,370,574	14,195,776
Emerging Markets Consumer Growth Fund	18,458,553	19,353,256	2,081,118	2,832,627
Emerging Markets ex-State-Owned Enterprises Fund	489,060,693	100,895,862	269,444,923	—
Emerging Markets High Dividend Fund	933,734,058	872,998,677	73,883,109	60,702,134
Emerging Markets Multifactor Fund	31,708,795	35,315,836	3,694,972	8,679,220
Emerging Markets Quality Dividend Growth Fund	51,323,552	37,736,336	10,134,876	4,560,797
Emerging Markets SmallCap Dividend Fund	935,720,086	730,829,241	156,788,478	48,448,893
Global ex-U.S. Quality Dividend Growth Fund	59,151,694	47,757,395	42,458,568	21,944,620
Global ex-U.S. Real Estate Fund	21,801,130	22,326,809	4,258,727	4,620,221
Global High Dividend Fund	30,568,030	28,195,386	—	4,440,812
India Earnings Fund (consolidated)	361,254,472	725,984,888	—	—
India ex-State Owned Enterprises Fund[1]	2,825,437	1,471,962	—	—
Middle East Dividend Fund	8,641,471	10,025,972	—	—
Modern Tech Platforms Fund[2]	180,646	187,142	3,167,520	1,298,154
[1]	For the period April 4, 2019 (commencement of operations) through March 31, 2020.
[2]	For the period May 22, 2019 (commencement of operations) through March 31, 2020.

6. FEDERAL INCOME TAXES

At March 31, 2020, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

		Investments in Long Securities			Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Depreciation
Asia Pacific ex-Japan Fund	$24,353,118	$2,653,002	$(5,919,869)	$(3,266,867)	$159	$(7)	$152	$(3,266,715)
China ex-State-Owned Enterprises Fund	195,733,655	13,813,782	(19,052,919)	(5,239,137)	—	—	—	(5,239,137)
Emerging Markets Consumer Growth Fund	30,098,976	2,792,671	(5,690,041)	(2,897,370)	—	—	—	(2,897,370)
Emerging Markets ex-State-Owned Enterprises Fund	964,418,165	29,367,434	(173,075,713)	(143,708,279)	—	—	—	(143,708,279)
Emerging Markets High Dividend Fund	2,135,839,116	66,742,119	(553,761,494)	(487,019,375)	1,856	—	1,856	(487,017,519)
Emerging Markets Multifactor Fund	8,317,397	167,728	(1,397,749)	(1,230,021)	23	(14,799)	(14,776)	(1,244,797)
Emerging Markets Quality Dividend Growth Fund	81,732,721	4,924,879	(16,942,488)	(12,017,609)	767	(79)	688	(12,016,921)
Emerging Markets SmallCap Dividend Fund	1,640,748,672	67,847,224	(480,416,114)	(412,568,890)	—	(550)	(550)	(412,569,440)

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Notes to Financial Statements (continued)

		Investments in Long Securities			Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Depreciation
Global ex-U.S. Quality Dividend Growth Fund	$107,324,828	$5,524,835	$(15,533,687)	$(10,008,852)	$1,631	$(182)	$1,449	$(10,007,403)
Global ex-U.S. Real Estate Fund	106,312,954	6,347,424	(31,674,502)	(25,327,078)	109	(3)	106	(25,326,972)
Global High Dividend Fund	87,974,641	2,768,058	(22,362,003)	(19,593,945)	256	(468)	(212)	(19,594,157)
India Earnings Fund (consolidated)	615,114,481	136,187,632	(191,527,394)	(55,339,762)	—	—	—	(55,339,762)
India ex-State Owned Enterprises Fund	1,241,579	26,514	(386,347)	(359,833)	—	—	—	(359,833)
Middle East Dividend Fund	14,999,776	1,074,590	(2,373,458)	(1,298,868)	—	—	—	(1,298,868)
Modern Tech Platforms Fund	2,070,307	110,160	(264,922)	(154,762)	4	(6)	(2)	(154,764)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

At March 31, 2020, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Depreciation	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
Asia Pacific ex-Japan Fund	$21,901	$(9,609,537)	$(3,266,715)	$(4,900)	$(12,859,251)
China ex-State-Owned Enterprises Fund	5,710	(28,699,025)	(5,239,137)	298	(33,932,154)
Emerging Markets Consumer Growth Fund	30,079	(11,495,944)	(2,897,370)	(6,299)	(14,369,534)
Emerging Markets ex-State-Owned Enterprises Fund	506,960	(17,240,229)	(143,708,279)	(68,118)	(160,509,666)
Emerging Markets High Dividend Fund	3,689,105	(1,320,104,921)	(487,017,519)	(269,052)	(1,803,702,387)
Emerging Markets Multifactor Fund	670	(2,098,369)	(1,244,797)	(3,067)	(3,345,563)
Emerging Markets Quality Dividend Growth Fund	58,907	(16,745,136)	(12,016,921)	(10,801)	(28,713,951)
Emerging Markets SmallCap Dividend Fund	5,978,856	(420,664,145)	(412,569,440)	(301,789)	(827,556,518)
Global ex-U.S. Quality Dividend Growth Fund	375,084	(14,784,664)	(10,007,403)	(16,926)	(24,433,909)
Global ex-U.S. Real Estate Fund	—	(15,797,027)	(25,326,972)	(943)	(41,124,942)
Global High Dividend Fund	115,216	(9,254,364)	(19,594,157)	(2,068)	(28,735,373)
India Earnings Fund (consolidated)	2,914,927	(166,668,513)	(55,339,762)	(25,170)	(219,118,518)
India ex-State Owned Enterprises Fund	—	(111,178)	(359,833)	(15)	(471,026)
Middle East Dividend Fund	256,607	(5,458,477)	(1,298,868)	285	(6,500,453)
Modern Tech Platforms Fund	742	(36,145)	(154,764)	(1)	(190,168)

The tax character of distributions paid during the fiscal years or periods ended March 31, 2020 and March 31, 2019, was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*		Distributions Paid from Return of Capital
Asia Pacific ex-Japan Fund	$1,027,347	$1,626,373		$—
China ex-State-Owned Enterprises Fund	1,482,750	2,142,539		19,493
Emerging Markets Consumer Growth Fund	1,079,501	1,229,361		—
Emerging Markets ex-State-Owned Enterprises Fund	10,713,413	2,582,368		—
Emerging Markets High Dividend Fund	107,852,051	87,028,025		—
Emerging Markets Multifactor Fund	622,000	111,589	[1]	—
Emerging Markets Quality Dividend Growth Fund	1,769,180	2,036,219		—
Emerging Markets SmallCap Dividend Fund	64,397,006	58,272,794		—

124	WisdomTree Trust

Notes to Financial Statements (continued)

	Year Ended March 31, 2020		Year Ended March 31, 2019

Fund	Distributions Paid from Ordinary Income*		Distributions Paid from Ordinary Income*	Distributions Paid from Return of Capital
Global ex-U.S. Quality Dividend Growth Fund	$2,044,152		$1,532,940	$—
Global ex-U.S. Real Estate Fund	8,280,378		4,157,515	—
Global High Dividend Fund	3,450,818		3,977,862	—
India Earnings Fund (consolidated)	8,945,464		18,968,260	609,812
India ex-State Owned Enterprises Fund	—	[2]	—	—
Middle East Dividend Fund	683,116		738,425	—
Modern Tech Platforms Fund	4,030	[3]	—	—
*	Includes short-term capital gains, if any.
[1]	For the period August 10, 2018 (commencement of operations) through March 31, 2019.
[2]	For the period April 4, 2019 (commencement of operations) through March 31, 2020.
[3]	For the period May 22, 2019 (commencement of operations) through March 31, 2020.

At March 31, 2020, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
Asia Pacific ex-Japan Fund	$3,330,341	$6,279,196	$9,609,537
China ex-State-Owned Enterprises Fund	19,176,177	9,522,848	28,699,025
Emerging Markets Consumer Growth Fund	4,340,701	7,155,243	11,495,944
Emerging Markets ex-State-Owned Enterprises Fund	10,539,735	6,700,494	17,240,229
Emerging Markets High Dividend Fund	448,423,396	871,681,525	1,320,104,921
Emerging Markets Multifactor Fund	1,973,520	124,849	2,098,369
Emerging Markets Quality Dividend Growth Fund	8,652,059	8,093,077	16,745,136
Emerging Markets SmallCap Dividend Fund	259,585,319	161,078,826	420,664,145
Global ex-U.S. Quality Dividend Growth Fund	13,497,791	1,286,873	14,784,664
Global ex-U.S. Real Estate Fund	3,661,098	11,120,599	14,781,697
Global High Dividend Fund	4,626,759	4,627,605	9,254,364
India Earnings Fund (consolidated)	166,668,513	—	166,668,513
India ex-State Owned Enterprises Fund	111,178	—	111,178
Middle East Dividend Fund	2,309,333	3,149,144	5,458,477
Modern Tech Platforms Fund	36,145	—	36,145

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At March 31, 2020, the Funds did not have any post-October capital losses to defer.

During the fiscal year or period ended March 31, 2020, the following Funds incurred and will elect to defer late year ordinary losses as follows:

Fund	Late Year Ordinary Loss
Asia Pacific ex-Japan Fund	$—
China ex-State-Owned Enterprises Fund	—
Emerging Markets Consumer Growth Fund	—
Emerging Markets ex-State-Owned Enterprises Fund	—
Emerging Markets High Dividend Fund	—
Emerging Markets Multifactor Fund	—
Emerging Markets Quality Dividend Growth Fund	—
Emerging Markets SmallCap Dividend Fund	—
Global ex-U.S. Quality Dividend Growth Fund	—
Global ex-U.S. Real Estate Fund	1,015,330
Global High Dividend Fund	—

WisdomTree Trust	125

Notes to Financial Statements (continued)

Fund	Late Year Ordinary Loss
India Earnings Fund (consolidated)	$—
India ex-State Owned Enterprises Fund	—
Middle East Dividend Fund	—
Modern Tech Platforms Fund	—

During the fiscal year or period ended March 31, 2020, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
Asia Pacific ex-Japan Fund	$121,814
China ex-State-Owned Enterprises Fund	—
Emerging Markets Consumer Growth Fund	—
Emerging Markets ex-State-Owned Enterprises Fund	—
Emerging Markets High Dividend Fund	—
Emerging Markets Multifactor Fund	—
Emerging Markets Quality Dividend Growth Fund	326,150
Emerging Markets SmallCap Dividend Fund	—
Global ex-U.S. Quality Dividend Growth Fund	691,096
Global ex-U.S. Real Estate Fund	—
Global High Dividend Fund	—
India Earnings Fund (consolidated)	22,096,062
India ex-State Owned Enterprises Fund[1]	—
Middle East Dividend Fund	—
Modern Tech Platforms Fund[2]	—
[1]	For the period April 4, 2019 (commencement of operations) through March 31, 2020.
[2]	For the period May 22, 2019 (commencement of operations) through March 31, 2020.

At March 31, 2020, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Asia Pacific ex-Japan Fund	$(410,431)	$410,431
China ex-State-Owned Enterprises Fund	138,658	(138,658)
Emerging Markets Consumer Growth Fund	(352,235)	352,235
Emerging Markets ex-State-Owned Enterprises Fund	7,148	(7,148)
Emerging Markets High Dividend Fund	8,779,523	(8,779,523)
Emerging Markets Multifactor Fund	(127,168)	127,168
Emerging Markets Quality Dividend Growth Fund	(1,735,945)	1,735,945
Emerging Markets SmallCap Dividend Fund	(959,724)	959,724
Global ex-U.S. Quality Dividend Growth Fund	(4,663,143)	4,663,143
Global ex-U.S. Real Estate Fund	(508,506)	508,506
Global High Dividend Fund	(1,362,477)	1,362,477
India Earnings Fund (consolidated)	1	(1)
India ex-State Owned Enterprises Fund	596	(596)
Middle East Dividend Fund	—	—
Modern Tech Platforms Fund	(74,385)	74,385

The differences are primarily due to redemptions-in-kind.

126	WisdomTree Trust

Notes to Financial Statements (continued)

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded. As of and during the fiscal year or period ended March 31, 2020, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended March 31, 2020, remains subject to examination by taxing authorities.

7. MAURITIUS AND INDIA TAXATION

The Portfolio holds a tax residency certificate issued by the Mauritian Revenue authorities as well as other tax residency related documentation prescribed by the Indian Revenue authorities and should be regarded as the beneficial owner of the investments made in Indian securities, which should entitle it to claim the benefits of the double taxation avoidance agreement entered between the Government of India and Mauritius (“tax treaty”).

The taxable profits derived from the Portfolio are subject to income tax at the rate of 15% in the Republic of Mauritius (“Mauritius”) and are subject to applicable foreign tax credits which effectively limits the maximum income tax rate to 3%. The Mauritius income tax is paid by WTAM (out of its fee paid by the India Earnings Fund), and accordingly, no provision for Mauritius income taxes is required.

Under the tax treaty, as amended, Mauritius entities (such as the Portfolio) are subject to tax on capital gains arising on the disposal of shares of an Indian company acquired on or after April 1, 2017. However, investments in shares acquired up to March 31, 2017 are grandfathered, and thus exempted from capital gains tax in India irrespective of the date of disposal (subject to the entity being eligible for the tax treaty benefits). Further, with effect from April 1, 2018, the Indian domestic tax laws have introduced taxation of long-term capital gains arising on the disposal of shares. The Indian tax rates applicable on the disposal of securities would depend on the nature of the securities, the holding period and the manner of disposal.

Changes in India tax law could reduce the return to each Fund with investments in India and the return received by each Fund’s shareholders.

Reference to investments by the India Earnings Fund herein should be understood to refer to investments by the Portfolio.

8. DEMAND NOTE

During the fiscal year ended March 31, 2020, the India Earnings Fund had a demand note agreement with Bank of America, N.A. which allowed the Fund to borrow up to $400,000,000 and having a final maturity date of October 11, 2019. During the fiscal year ended March 31, 2020, the Fund utilized the demand note and borrowed for a period of 11 days with an average outstanding loan balance of $85,400,000 and a weighted average interest rate of 4.20% per annum. Interest expense related to the loan for the fiscal year ended March 31, 2020 was $108,031. At March 31, 2020, the Fund did not have any amounts outstanding under the demand note agreement.

9. SUBSEQUENT EVENT

At the recommendation of WTAM, the investment adviser of the WisdomTree Asia Pacific ex-Japan Fund, WisdomTree Emerging Markets Consumer Growth Fund and WisdomTree Middle East Dividend Fund (the “Affected Funds”), after continued review of the product lineup and anticipated limited future prospect of investor demand for the Affected Funds, among other considerations, the Board of Trustees determined to close and liquidate the Affected Funds.

After the close of business on May 27, 2020, the Affected Funds will no longer accept creation orders. The last day of secondary market trading of the Affected Funds’ shares will also be May 27, 2020. Shareholders are able to sell Affected Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. When the Affected Funds commence liquidation of their portfolios, which is anticipated to occur on or around May 28, 2020, but may occur before May 28, 2020, and at different times for each Affected Fund, the liquidation process will result in the Affected Funds increasing their cash holdings and deviating from the investment objective and strategies stated in their prospectus.

It is anticipated that shareholders remaining in the Affected Funds after the last day of trading will have their shares redeemed automatically on or around June 9, 2020 and will receive cash through their broker or other applicable financial intermediary thereafter in an amount equal to the net asset value of their shares as calculated on or about June 8, 2020. This amount is expected to include any accrued capital gains and dividends. Shareholders remaining in an Affected Fund and that receive cash will not be

WisdomTree Trust	127

Notes to Financial Statements (concluded)

charged any transaction fees by the Affected Fund. Whether shareholders sell their shares or are automatically redeemed as described above, shareholders will generally recognize a capital gain (or loss) equal to the amount received for their shares (or below) the adjusted cost basis in such shares.

10. ADDITIONAL INFORMATION

A recent outbreak of a respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally in a short period of time. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide have taken aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of each Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of the Funds.

128	WisdomTree Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Asia Pacific ex-Japan Fund, WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets Consumer Growth Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Multifactor Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global ex-U.S. Real Estate Fund, WisdomTree Global High Dividend Fund, WisdomTree India Earnings Fund, WisdomTree India ex-State-Owned Enterprises Fund, WisdomTree Middle East Dividend Fund and WisdomTree Modern Tech Platforms Fund and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to WisdomTree India Earnings Fund) of WisdomTree Asia Pacific ex-Japan Fund, WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets Consumer Growth Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Multifactor Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global ex-U.S. Real Estate Fund, WisdomTree Global High Dividend Fund, WisdomTree India Earnings Fund, WisdomTree India ex-State-Owned Enterprises Fund, WisdomTree Middle East Dividend Fund and WisdomTree Modern Tech Platforms Fund, (collectively referred to as the “Funds”), (fifteen of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to WisdomTree India Earnings Fund), as of March 31, 2020, and the related statements of operations, and changes in net assets (consolidated as it relates to WisdomTree India Earnings Fund), and the financial highlights (consolidated as it relates to WisdomTree India Earnings Fund) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to WisdomTree India Earnings Fund) of each of the Funds (fifteen of the funds constituting WisdomTree Trust) at March 31, 2020, and the results of their operations (consolidated as it relates to WisdomTree India Earnings Fund), changes in net assets (consolidated as it relates to WisdomTree India Earnings Fund) and financial highlights (consolidated as it relates to WisdomTree India Earnings Fund) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Asia Pacific ex-Japan Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree Emerging Markets Consumer Growth Fund

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Global ex-U.S. Real Estate Fund

WisdomTree Global High Dividend Fund

WisdomTree India Earnings Fund

WisdomTree Middle East Dividend Fund

	For the year ended March 31, 2020	For each of the two years in the period ended March 31, 2020	For each of the five years in the period ended March 31, 2020
WisdomTree Emerging Markets Multifactor Fund	For the year ended March 31, 2020	For the year ended March 31, 2020 and the period from August 10, 2018 (commencement of operations) through March 31, 2019
WisdomTree India ex-State-Owned Enterprises Fund	For the period from April 4, 2019 (commencement of operations) through March 31, 2020
WisdomTree Modern Tech Platforms Fund	For the period from May 22, 2019 (commencement of operations) through March 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

WisdomTree Trust	129

Report of Independent Registered Public Accounting Firm (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 21, 2020

130	WisdomTree Trust

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005-present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	76	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.
Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	76	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner, Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	76	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	76	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	76	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	76	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

WisdomTree Trust	131

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	76	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	76	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Chief Compliance Officer, WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	76	None

Ryan Louvar***** (1972)	Secretary and Chief Legal Officer, 2013-present	General Counsel, WisdomTree Asset Management since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	76	None

Joanne Antico***** (1975)	Assistant Secretary, 2018-present	Assistant General Counsel, WisdomTree Asset Management since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	76	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	76	None

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

132	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended March 31, 2020, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Asia Pacific ex-Japan Fund	$705,955
China ex-State-Owned Enterprises Fund	993,635
Emerging Markets Consumer Growth Fund	805,315
Emerging Markets ex-State-Owned Enterprises Fund	9,294,697
Emerging Markets High Dividend Fund	85,725,306
Emerging Markets Multifactor Fund	482,151
Emerging Markets Quality Dividend Growth Fund	1,402,264
Emerging Markets SmallCap Dividend Fund	30,859,955
Global ex-U.S. Quality Dividend Growth Fund	2,044,152
Global ex-U.S. Real Estate Fund	1,926,636
Global High Dividend Fund	3,265,282
India Earnings Fund (consolidated)	8,945,464
India ex-State Owned Enterprises Fund[1]	—
Middle East Dividend Fund	48,652
Modern Tech Platforms Fund[2]	4,030
[1]	For the period April 4, 2019 (commencement of operations) through March 31, 2020.
[2]	For the period May 22, 2019 (commencement of operations) through March 31, 2020.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended March 31, 2020. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Asia Pacific ex-Japan Fund	$1,125,996	$97,411
China ex-State-Owned Enterprises Fund	1,494,960	86,144
Emerging Markets Consumer Growth Fund	1,184,782	106,869
Emerging Markets ex-State-Owned Enterprises Fund	12,465,774	1,204,302
Emerging Markets High Dividend Fund	122,876,154	14,005,808
Emerging Markets Multifactor Fund	712,706	80,827
Emerging Markets Quality Dividend Growth Fund	2,140,535	299,656
Emerging Markets SmallCap Dividend Fund	70,285,300	7,335,007
Global ex-U.S. Quality Dividend Growth Fund	2,515,600	158,581
Global ex-U.S. Real Estate Fund	4,326,867	226,424
Global High Dividend Fund	—	—
India Earnings Fund (consolidated)	—	—
India ex-State Owned Enterprises Fund[1]	—	—
Middle East Dividend Fund	653,793	16,311
Modern Tech Platforms Fund[2]	—	—
[1]	For the period April 4, 2019 (commencement of operations) through March 31, 2020.
[2]	For the period May 22, 2019 (commencement of operations) through March 31, 2020.

WisdomTree Trust	133

Supplemental Information (unaudited) (concluded)

The following represents the percentage of dividends paid during the fiscal year ended March 31, 2020, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Asia Pacific ex-Japan Fund	—
China ex-State-Owned Enterprises Fund	1.71%
Emerging Markets Consumer Growth Fund	—
Emerging Markets ex-State-Owned Enterprises Fund	0.22%
Emerging Markets High Dividend Fund	—
Emerging Markets Multifactor Fund	0.16%
Emerging Markets Quality Dividend Growth Fund	—
Emerging Markets SmallCap Dividend Fund	—
Global ex-U.S. Quality Dividend Growth Fund	—
Global ex-U.S. Real Estate Fund	—
Global High Dividend Fund	54.79%
India Earnings Fund (consolidated)	—
India ex-State Owned Enterprises Fund[1]	—
Middle East Dividend Fund	—
Modern Tech Platforms Fund[2]	100.00%
[1]	For the period April 4, 2019 (commencement of operations) through March 31, 2020.
[2]	For the period May 22, 2019 (commencement of operations) through March 31, 2020.

134	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Previously, the Funds were required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Beginning in April 2019, the Funds ceased filing Form N-Q and commenced filing Form N-PORT. Part F of each Fund’s Form N-PORT filings for the first and third fiscal quarters contain the complete schedule of portfolio holdings in the same manner as previously filed on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	135

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-3606

WisdomTree Trust

Annual Report

March 31, 2020

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the WisdomTree Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, annual and semi-annual shareholder reports will be available on the WisdomTree Funds’ website (www.wisdomtree.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

International equity markets, as measured by the MSCI EAFE Index, a broad measure of equity performance for the developed world outside the U.S. and Canada, returned -14.38% in U.S. dollar terms for the 12-month period ended March 31, 2020. Measured in local currency, the MSCI EAFE Index returned -12.58% over the same period. International currency performance was mixed in the period, and the largest currency moves occurred in the first quarter of 2020, during the period that included the novel coronavirus (“COVID-19”) outbreak. Most international currencies weakened versus the U.S. dollar (“USD”). Meanwhile, the Japanese yen and Swiss franc, which are widely regarded as safe-haven currencies during periods of volatility, strengthened relative to the USD.

International equities generated positive performance during the second quarter of 2019, as measured by the MSCI EAFE Index, returning +3.68% in USD and +2.80% in local currency terms. Positive performance in April 2019 and June 2019 more than offset negative returns in May of 2019. Early in the second quarter of 2019, incoming economic data continued to show signs of weakening. In Germany, manufacturing survey data contracted, and 10-year German government bond yields entered negative territory for the first time since 2016. In May 2019, escalation of the U.S.-China trade dispute and the continued weakening trend in economic datapoints from Germany, the Eurozone’s largest economy, were key drivers of negative equity performance. Also contributing to negative sentiment was the announced resignation of Theresa May as the United Kingdom (“U.K.”) Prime Minister. Japanese gross domestic product (“GDP”) growth of +2.1% was a surprise to the upside relative to expectations for contraction which was a modest positive offset. In June 2019, European equities rallied on heightened expectations for easing monetary policy conditions and an improved outlook on global trade relations.

International equity performance was positive, although slightly more subdued in the third quarter of 2019. During this period, the MSCI EAFE Index returned +1.75% in local currency terms, but broad strengthening of the USD resulted in a -1.07% return in USD terms for the same period. In July 2019, Japanese election results confirmed that incumbent Prime Minister Shinzo Abe and the democratic party would remain in power, providing political stability within the nation. Meanwhile, the German manufacturing sector continued to lag, posting its lowest level of activity in seven years, which was slightly offset by services sector expansion. These contracting economic indicators and signals from new leadership at the European Central Bank drove expectations for easing monetary policy in the Eurozone. In the U.K., Boris Johnson was elected as Britain’s Prime Minister, pledging that the U.K. would exit the European Union (known as “Brexit”) by October 31, 2019. Late August 2019 brought a trade resolution between the U.S. and Japan, but escalating tensions between the U.S. and China remained in focus and were largely to blame for a reported contraction in German GDP as well as a sizable drop in Japanese exports. Additionally, Italy narrowly avoided political collapse with the formation of a new governing coalition between the Democratic party and the populist Five Star Movement. European market volatility calmed in September 2019, despite increasing Brexit uncertainty, after the European Central Bank cut the deposit rate to a record low alongside the introduction of a new quantitative easing program.

International equity markets rallied in the fourth quarter of 2019, returning +8.17% in USD terms and +5.19% in local currency terms. This period was characterized by a reduction in global uncertainty and accommodative monetary policy. In October 2019, Japan increased the sales tax rate by 2% to 10%, which partially drove slowing economic activity alongside a reduction in exports from U.S.-China trade frictions. In October 2019, the European Union delayed Brexit for the third time to January 2020, beyond U.K. Prime Minister Boris Johnson’s October 31, 2019 goal. Meanwhile, the trend of stagnating economic activity across Europe persisted through November 2019. In early December 2019, Japan announced a substantial stimulus package aimed at boosting the nation’s GDP by 1.4% through March 2022. By mid-December 2019, a preliminary trade agreement between the U.S. and China buoyed international equities. European economic activity began to show signs of bottoming and potential recovery, including modest economic growth in Germany.

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

At the end of the fourth quarter of 2019, U.K. Prime Minister Boris Johnson’s Conservative Party secured a majority in the House of Commons, providing a clearer path for the U.K. to exit the European Union. The European Central Bank left its monetary policy rate unchanged in response to early signs of an economic recovery.

Positive international equity performance sharply reversed during the first quarter of 2020. The MSCI EAFE Index returned -20.55% in local currency terms and -22.83% in USD terms. In early January 2020, news of the spread of COVID-19 emerged. Before the virus spread, Germany and the Eurozone reported that 2019 GDP growth hit a 6-year low of 0.6% and 1.2%, respectively. Additionally, the U.K. formally exited the European Union on January 31, 2020.

At the end of January 2020, China announced the lock down of select cities due to COVID-19. In the ensuing days and weeks, the global rate of COVID-19 infection spread; along with the impact on the global economy. Large international corporations announced disruptions to operations and forecasted meaningful reductions in financial expectations. Amid the virus outbreak, Japan reported a 6.3% contraction in GDP for the fourth quarter of 2019, driven by a sharp decline in household consumption from a higher sales tax rate. At the end of February 2020, many countries within the European Union began reporting COVID-19 infections, with the most significant increase in Northern Italy. An oil price war between Saudi Arabia and Russia added to the market volatility experienced by international equities.

In March 2020, the spread of COVID-19 in Japan was relatively more contained than in other developed nations. The infection rate in Europe worsened, and many nations began implementing lock down measures, halting economic activity. Notably, Italy became the country with the highest COVID-19 related death rate. The Bank of England announced large cuts in interest rates to a record low and agreed to purchase £200 billion in U.K. government bonds. Similarly, the European Central Bank increased bond purchases under its current program and announced a new €750 billion bond-buying program.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Europe Hedged Equity Fund (HEDJ)

Sector Breakdown†

Sector	% of Net Assets
Consumer Staples	20.5%
Consumer Discretionary	19.0%
Health Care	14.9%
Industrials	13.5%
Materials	11.7%
Financials	9.9%
Information Technology	7.8%
Energy	1.6%
Communication Services	0.4%
Utilities	0.2%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Sanofi	6.0%
Unilever N.V.	5.1%
Banco Santander S.A.	4.8%
LVMH Moet Hennessy Louis Vuitton SE	4.5%
Anheuser-Busch InBev S.A./N.V.	3.8%
Bayer AG, Registered Shares	3.6%
Siemens AG, Registered Shares	3.3%
L’Oreal S.A.	3.2%
ASML Holding N.V.	2.9%
BASF SE	2.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Hedged Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged Equity Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in European dividend-paying companies while at the same time hedging exposure to the fluctuations of the value of the euro relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -17.15% for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s position in Austria had the least negative impact while its position in Germany detracted the most from performance. International equities suffered a significant drop in the first quarter of 2020, with European equities underperforming. However, the euro depreciated by 2.1% against the U.S. dollar during the fiscal year, which boosted Fund returns vs. unhedged benchmarks. During the fiscal year, the Fund utilized forward foreign currency contracts to offset euro currency exposure from positions in European equities. The Fund’s use of forward foreign currency contracts contributed positively to Fund performance as a result of the U.S. dollar strengthening against the euro during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$773.00	0.58%	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-17.15%	-4.10%	-1.15%	4.49%
Fund Market Price Returns	-18.49%	-4.58%	-1.44%	4.27%
WisdomTree DEFA International Hedged Equity/Europe Hedged Equity Spliced Index[1]	-16.89%	-3.82%	-0.75%	4.88%
MSCI EAFE Local Currency/MSCI EMU Local Currency Spliced Index[2]	-16.04%	-4.83%	-2.27%	3.50%
[1]	WisdomTree DEFA International Hedged Equity Index prior to August 29, 2012; WisdomTree Europe Hedged Equity Index thereafter.

[2]	MSCI EAFE Local Currency Index prior to August 29, 2012; MSCI EMU Local Currency Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

Sector Breakdown†

Sector	% of Net Assets
Industrials	19.9%
Financials	17.6%
Communication Services	10.5%
Materials	10.0%
Utilities	9.4%
Consumer Discretionary	7.6%
Information Technology	7.6%
Consumer Staples	5.8%
Real Estate	4.7%
Health Care	3.7%
Energy	1.8%
Other Assets less Liabilities‡	1.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Banca Mediolanum SpA	1.5%
Bolsas y Mercados Espanoles SHMSF S.A.	1.4%
Freenet AG	1.3%
Voestalpine AG	1.3%
Orion Oyj, Class B	1.3%
Nokian Renkaat Oyj	1.2%
BE Semiconductor Industries N.V.	1.2%
Siltronic AG	1.2%
Eutelsat Communications S.A.	1.2%
FinecoBank Banca Fineco SpA	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Hedged SmallCap Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged SmallCap Equity Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in European small-cap dividend-paying companies while at the same time hedging exposure to fluctuations of the value of the euro relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -19.62% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund was least negatively impacted by its investment in Belgium while its position in Germany contributed most negatively to performance. International equities suffered a significant drop in the first quarter of 2020 with European equities underperforming. Additionally, small cap companies underperformed during the fiscal year when compared to their larger peers, particularly as the broad market correction took place. However, the euro depreciated by 2.1% against the U.S. dollar during the fiscal year, which boosted Fund returns vs. unhedged benchmarks. During the fiscal year, the Fund utilized forward foreign currency contracts to offset euro currency exposure from positions in European equities. The Fund’s use of forward foreign currency contracts contributed positively to Fund performance as a result of the U.S. dollar strengthening against the euro during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$774.50	0.58%	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-19.62%	-3.88%	0.76%	1.60%
Fund Market Price Returns	-21.26%	-4.52%	0.34%	1.01%
WisdomTree Europe Hedged SmallCap Equity Index	-19.57%	-4.05%	0.82%	1.64%
MSCI European Economic and Monetary Union (EMU) Small Cap Local Currency Index	-18.20%	-4.38%	0.15%	1.01%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on March 4, 2015.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Germany Hedged Equity Fund (DXGE)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	19.4%
Financials	16.8%
Industrials	14.1%
Health Care	12.0%
Materials	11.6%
Communication Services	7.6%
Information Technology	7.6%
Utilities	5.8%
Consumer Staples	3.5%
Real Estate	0.1%
Other Assets less Liabilities‡	1.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Deutsche Telekom AG, Registered Shares	6.5%
Allianz SE, Registered Shares	6.0%
Bayer AG, Registered Shares	5.9%
Siemens AG, Registered Shares	5.4%
BASF SE	5.2%
SAP SE	5.2%
Bayerische Motoren Werke AG	5.1%
Daimler AG, Registered Shares	4.6%
Deutsche Post AG, Registered Shares	4.0%
Volkswagen AG	3.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Germany Hedged Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Germany Hedged Equity Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in German dividend-paying companies with an exporter tilt while at the same time hedging exposure to fluctuations of the value of the euro relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -18.06% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s position in the Real Estate sector contributed the most positively to performance while its position in the Consumer Discretionary sector contributed the most negatively to performance. In addition to the general trade war apprehensions and economic slowdown in the European Union, Germany equities generally underperformed the broader European market in the fiscal year. However, the euro depreciated by 2.1% against the U.S. dollar during the fiscal year, which boosted Fund returns vs. unhedged benchmarks. During the fiscal year, the Fund utilized forward foreign currency contracts to offset euro currency exposure from positions in German equities. The Fund’s use of forward foreign currency contracts contributed positively to Fund performance as a result of the U.S. dollar strengthening against the euro during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$767.80	0.48%	$2.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	0.48%	$2.43

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-18.06%	-6.63%	-2.95%	2.17%
Fund Market Price Returns	-19.40%	-7.13%	-3.21%	1.80%
WisdomTree Germany Hedged Equity Index	-17.97%	-6.56%	-2.82%	2.32%
MSCI Germany Local Currency Index	-15.61%	-7.63%	-4.40%	1.20%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on October 17, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

Sector Breakdown†

Sector	% of Net Assets
Health Care	17.4%
Consumer Discretionary	15.5%
Consumer Staples	15.0%
Industrials	14.8%
Information Technology	13.6%
Materials	9.4%
Communication Services	4.2%
Real Estate	3.1%
Financials	2.0%
Utilities	2.0%
Energy	1.3%
Investment Company	0.3%
Other Assets less Liabilities‡	1.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Novo Nordisk A/S, Class B	4.4%
Industria de Diseno Textil S.A.	4.4%
British American Tobacco PLC	4.0%
Unilever N.V.	4.0%
Rio Tinto PLC	3.3%
SAP SE	3.0%
Tokyo Electron Ltd.	2.6%
Kering S.A.	2.3%
ASML Holding N.V.	2.2%
Roche Holding AG, Bearer Shares	2.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Hedged Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Hedged Quality Dividend Growth Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in the developed world, excluding U.S. and Canada, while at the same time hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund -2.70% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s position in Japan contributed the most positively to performance while its position in the United Kingdom contributed the most negatively to performance. International equities suffered a significant drop in the first quarter of 2020. However, the Fund’s significant overweight to higher quality companies proved to be a source of outperformance when compared to companies with low quality (based on return-on-equity), particularly in the first quarter of 2020. In addition, international currencies depreciated against the U.S. dollar during the fiscal year, which boosted Fund returns vs. unhedged benchmarks. During the fiscal year, the Fund utilized forward foreign currency contracts to offset applicable international currency exposure from positions in international equities. The Fund’s use of forward foreign currency contracts contributed positively to Fund performance as a result of the U.S. dollar strengthening against applicable international currencies during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$920.70	0.58%	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-2.70%	3.59%	4.35%	5.81%
Fund Market Price Returns	-3.82%	3.18%	4.12%	5.50%
WisdomTree International Hedged Quality Dividend Growth Index	-2.07%	4.36%	5.02%	6.48%
MSCI EAFE Local Currency Index	-12.58%	-1.80%	-0.15%	2.64%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 7, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Japan Hedged Equity Fund (DXJ)

Sector Breakdown†

Sector	% of Net Assets
Industrials	21.2%
Consumer Discretionary	20.7%
Information Technology	13.7%
Financials	11.3%
Health Care	10.6%
Materials	8.9%
Consumer Staples	8.5%
Communication Services	3.0%
Energy	0.6%
Utilities	0.2%
Real Estate	0.1%
Other Assets less Liabilities‡	1.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Toyota Motor Corp.	5.7%
Mitsubishi UFJ Financial Group, Inc.	3.3%
Japan Tobacco, Inc.	3.3%
Takeda Pharmaceutical Co., Ltd.	2.6%
Honda Motor Co., Ltd.	2.4%
Tokyo Electron Ltd.	2.4%
Sumitomo Mitsui Financial Group, Inc.	2.3%
Canon, Inc.	2.2%
Mitsubishi Corp.	2.2%
FANUC Corp.	2.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Equity Index (the ‘‘Index’’). The Fund seeks to provide Japanese equity returns while mitigating or ‘‘hedging’’ against fluctuations between the value of the Japanese yen and the U.S. dollar. In seeking to track the Index, the Fund invests in Japanese dividend-paying companies with an exporter tilt while at the same time hedging exposure to fluctuations of the value of the Japanese yen relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -13.26% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund benefited the most from its position in the Health Care sector. The Fund’s position in the Consumer Discretionary sector contributed the most negatively to performance. International equities, including Japanese equities, suffered a significant drop in the first quarter of 2020. The Fund’s overweight to large-cap equities also underperformed its mid- or small-cap peers during the first quarter of 2020. In addition, the Japanese yen rallied by 3.27% against the U.S. dollar during the fiscal year as investors fled to safe-haven currencies which detracted from Fund returns versus unhedged benchmarks. During the fiscal year, the Fund utilized forward foreign currency contracts to offset Japanese yen currency exposure from positions in Japanese equities. The Fund’s use of forward foreign currency contracts contributed negatively to Fund performance as a result of the U.S. dollar weakening against the Japanese yen during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$861.80	0.48%	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	0.48%	$2.43

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-13.26%	-2.98%	-1.98%	3.60%
Fund Market Price Returns	-14.91%	-3.62%	-2.30%	3.39%
WisdomTree Japan Hedged Equity Index	-12.93%	-2.46%	-1.29%	4.15%
MSCI Japan/Japan Local Currency Spliced Index	-8.99%	-0.11%	-0.30%	5.28%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2020 (unaudited)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	24.1%
Consumer Discretionary	20.7%
Materials	12.1%
Financials	11.5%
Information Technology	10.1%
Consumer Staples	7.2%
Health Care	4.7%
Communication Services	3.1%
Real Estate	2.7%
Utilities	1.1%
Energy	1.0%
Other Assets less Liabilities‡	1.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Haseko Corp.	1.3%
Matsui Securities Co., Ltd.	0.9%
Aozora Bank Ltd.	0.8%
Mitsubishi Gas Chemical Co., Inc.	0.7%
Casio Computer Co., Ltd.	0.7%
Seven Bank Ltd.	0.7%
Sumitomo Rubber Industries Ltd.	0.6%
Mebuki Financial Group, Inc.	0.6%
DIC Corp.	0.5%
Koei Tecmo Holdings Co., Ltd.	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged SmallCap Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged SmallCap Equity Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in Japanese small-cap dividend-paying companies while at the same time hedging exposure to fluctuations of the value of the Japanese yen relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -12.41% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund benefited the most from its position in the Consumer Staples sector. The Fund’s position in the Consumer Discretionary sector contributed the most negatively to performance. International equities, including Japanese equities, suffered a significant drop in the first quarter of 2020. The Fund’s overweight to small-cap equities outperformed its larger peers during the first quarter of 2020, which positively impacted Fund performance. In addition, the Japanese yen rallied by 3.27% against the U.S. dollar during the fiscal year as investors fled to safe-haven currencies which detracted from Fund returns versus unhedged benchmarks. During the fiscal year, the Fund utilized forward foreign currency contracts to offset Japanese yen currency exposure from positions in Japanese equities. The Fund’s use of forward foreign currency contracts contributed negatively to Fund performance as a result of the U.S. dollar weakening against the Japanese yen during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$876.10	0.58%	$2.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-12.41%	-1.27%	2.40%	6.98%
Fund Market Price Returns	-14.32%	-1.99%	1.98%	6.56%
WisdomTree Japan Hedged SmallCap Equity Index	-12.08%	-0.73%	3.04%	7.79%
MSCI Japan Small Cap Local Currency Index	-13.31%	-1.61%	1.44%	6.88%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on June 28, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report:

Brexit is an abbreviation for “British exit,” referring to the U.K.’s decision in a June 2016 referendum to leave the European Union.

Five Star Movement is a political party in Italy. The party was founded on October 4, 2009 by Beppe Grillo, a comedian and blogger, and Gianroberto Casaleggio, a web strategist.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada, calculated in local currency.

The MSCI European Economic and Monetary Union (EMU) Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed market countries within the EMU. The securities are priced in local currency terms with no conversion into U.S. dollars.

The MSCI European Economic and Monetary Union (EMU) Small Cap Local Currency Index is a free float-adjusted market capitalization weighted index that captures small cap representation across the 10 Developed Market countries in the EMU and is calculated in local currency.

The MSCI Germany Local Currency Index is a capitalization weighted index that measures the performance of the Germany equity market and provides local currency returns, which are not translated back to U.S. dollars.

The MSCI Japan Index is a capitalization weighted index that is comprised of stocks in Japan.

The MSCI Japan Local Currency Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan and calculated in local currency.

The MSCI Japan Small Cap Local Currency Index is a free float-adjusted market capitalization index that is designed to measure the performance of small cap stocks within Japan and calculated in local currency.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs. the market over time.

Return-on-Equity (ROE) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

The WisdomTree DEFA International Hedged Equity Index is a dividend weighted index designed to provide exposure to developed world, non-U.S. equity securities while at the same time neutralizing exposure to fluctuations between the value of the U.S. dollar and non-U.S. currencies reflected in the index. This index is based on the WisdomTree International Equity Index.

The WisdomTree Europe Hedged Equity Index is designed to provide exposure to European equities while at the same time neutralizing exposure to fluctuations between the Euro and the U.S. dollar.

The WisdomTree Europe Hedged SmallCap Equity Index is designed to provide exposure to the European equity markets while at the same time neutralizing exposure to fluctuations of the Euro movements relative to U.S. dollar.

10	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

The WisdomTree Germany Hedged Equity Index is designed to provide exposure to Germany equity markets while at the same time neutralizing exposure to fluctuations of the Euro movements relative to the U.S. dollar. In this sense, the Index “hedges” against fluctuations in the relative value of the Euro against the U.S. dollar.

The WisdomTree International Hedged Quality Dividend Growth Index is designed to provide exposure to the developed market companies while at the same time neutralizing exposure to fluctuations between the value of foreign currencies and the U.S. dollar.

The WisdomTree Japan Hedged Equity Index is designed to provide exposure to Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese Yen movements relative to the U.S. dollar.

The WisdomTree Japan Hedged SmallCap Equity Index is designed to provide exposure to the small-capitalization segment of the Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese Yen movements relative to the U.S. dollar.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

* * * * * *

WisdomTree Trust	11

Description of Terms and Indexes (unaudited) (concluded)

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

Currency abbreviations:
AUD	Australian dollar
CHF	Swiss franc
DKK	Danish krone
EUR	Euro
GBP	British pound
HKD	Hong Kong dollar
ILS	Israeli new shekel
JPY	Japanese yen
NOK	Norwegian krone
NZD	New Zealand dollar
SEK	Swedish krona
SGD	Singapore dollar
USD	U.S. dollar

Other abbreviations:
CVA	Certificaten Van Aandelen (Certificate of Stock)
RSP	Risparmio Italian Savings Shares

12	WisdomTree Trust

Schedule of Investments

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.5%

Austria – 0.5%

Andritz AG*	240,088	$7,529,020

Lenzing AG(a)	64,954	3,592,048

Schoeller-Bleckmann Oilfield Equipment AG(a)	9,507	312,947

Total Austria		11,434,015

Belgium – 5.9%

Anheuser-Busch InBev S.A./N.V.	1,885,776	83,739,248

Bekaert S.A.	83,815	1,406,161

Melexis N.V.(a)	72,045	3,810,278

Solvay S.A.	214,694	15,637,341

UCB S.A.	157,107	13,618,472

Umicore S.A.	317,139	11,083,191

Total Belgium		129,294,691

Finland – 3.2%

Cargotec Oyj Class B(a)	100,493	1,866,803

Huhtamaki Oyj	126,611	4,053,801

Kemira Oyj	347,751	3,369,262

Kone Oyj Class B	695,117	39,371,473

Konecranes Oyj(a)	150,186	2,571,574

Metso Oyj	279,137	6,652,471

Valmet Oyj(a)	220,590	4,325,299

Wartsila Oyj Abp(a)	1,045,274	7,672,944

Total Finland		69,883,627

France – 30.1%

Air Liquide S.A.(a)	326,577	41,799,981

Arkema S.A.	77,489	5,356,565

Bureau Veritas S.A.	368,588	7,000,741

Cie Generale des Etablissements Michelin SCA	189,927	16,892,699

Danone S.A.	569,279	36,628,984

Dassault Systemes SE(a)	39,796	5,894,934

EssilorLuxottica S.A.	260,295	28,069,632

Gaztransport Et Technigaz S.A.	45,023	3,309,901

Hermes International(a)	24,940	17,207,379

Imerys S.A.(a)	125,152	3,147,445

Ingenico Group S.A.	40,025	4,257,357

Interparfums S.A.(a)	23,265	781,142

Kering S.A.(a)	84,974	44,371,848

L’Oreal S.A.	269,688	70,694,157

Legrand S.A.	178,948	11,482,593

LVMH Moet Hennessy Louis Vuitton SE	268,469	99,699,829

Pernod Ricard S.A.	124,047	17,619,520

Publicis Groupe S.A.	290,765	8,333,377

Remy Cointreau S.A.(a)	22,087	2,415,015

Rubis SCA	92,620	3,867,936

Safran S.A.	188,776	16,599,762

Sanofi(a)	1,502,690	132,137,012

Sartorius Stedim Biotech	13,853	2,781,638

Schneider Electric SE	560,566	48,333,086

SCOR SE	273,442	6,024,690

SEB S.A.(a)	22,316	2,779,188

Societe BIC S.A.(a)	72,511	4,045,765

Sodexo S.A.(a)	128,266	8,675,209

Teleperformance	20,962	4,365,507

Valeo S.A.	380,240	6,362,582

Vicat S.A.	53,732	1,361,917

Total France		662,297,391

Germany – 25.0%

adidas AG	71,454	16,143,163

BASF SE	1,321,833	62,576,722

Bayer AG Registered Shares	1,348,320	78,188,650

Bayerische Motoren Werke AG	922,769	47,704,345

Brenntag AG	124,408	4,618,023

Continental AG	209,696	15,096,141

Covestro AG(b)	283,686	8,675,222

Daimler AG Registered Shares	2,002,416	60,465,616

Duerr AG	58,250	1,194,568

Evonik Industries AG	602,764	12,612,575

Fresenius Medical Care AG & Co. KGaA	150,662	9,951,899

Fresenius SE & Co. KGaA	266,932	9,937,800

GEA Group AG	176,469	3,625,734

Hannover Rueck SE	124,694	17,923,491

Hapag-Lloyd AG(a)(b)	21,605	1,687,874

HeidelbergCement AG	167,399	7,179,997

Henkel AG & Co. KGaA	157,253	11,620,968

Hochtief AG	91,348	6,064,014

Infineon Technologies AG	582,263	8,580,270

K+S AG Registered Shares(a)	82,690	481,604

Krones AG	21,479	1,149,639

LANXESS AG	53,217	2,126,650

Merck KGaA	50,854	5,223,956

MTU Aero Engines AG	20,370	2,980,505

SAP SE	444,209	50,105,594

Siemens AG Registered Shares	846,386	71,946,186

Siemens Healthineers AG(b)	527,648	20,868,685

Siltronic AG	70,720	5,296,809

Symrise AG	38,843	3,622,742

Wacker Chemie AG	49,245	2,459,092

Wirecard AG	4,304	494,216

Total Germany		550,602,750

Ireland – 1.6%

CRH PLC	984,268	26,837,713

Glanbia PLC	226,539	2,453,386

Kerry Group PLC Class A	55,862	6,448,192

Total Ireland		35,739,291

Italy – 1.5%

Brunello Cucinelli SpA	34,163	1,037,595

Davide Campari-Milano SpA(a)	312,645	2,246,977

DiaSorin SpA	23,685	3,136,797

Ferrari N.V.	65,886	10,233,136

IMA Industria Macchine Automatiche SpA(a)	49,601	2,900,837

Moncler SpA	138,234	5,049,338

Pirelli & C SpA(a)(b)	1,550,580	5,554,988

Salvatore Ferragamo SpA(a)	132,233	1,755,622

Total Italy		31,915,290

See Notes to Financial Statements.

WisdomTree Trust	13

Schedule of Investments (continued)

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2020

Investments	Shares	Value

Netherlands – 14.2%

Aegon N.V.	6,773,872	$17,199,114

Akzo Nobel N.V.	237,053	15,608,991

Arcadis N.V.	119,986	1,908,993

ASM International N.V.	50,351	5,046,321

ASML Holding N.V.	243,379	64,745,716

BE Semiconductor Industries N.V.	307,873	9,391,223

Corbion N.V.	60,450	1,794,857

EXOR N.V.	68,487	3,531,927

Heineken Holding N.V.	244,217	18,717,509

Heineken N.V.	446,972	37,351,926

Koninklijke Ahold Delhaize N.V.	1,878,697	43,876,921

Koninklijke DSM N.V.	181,402	20,600,994

Koninklijke Philips N.V.	1,007,666	40,815,510

Koninklijke Vopak N.V.	170,549	8,873,940

SBM Offshore N.V.	190,873	2,521,603

Signify N.V.(b)	297,294	5,770,583

Wolters Kluwer N.V.	205,394	14,464,160

Total Netherlands		312,220,288

Portugal – 0.9%

Galp Energia, SGPS, S.A.	1,738,703	19,831,504

Spain – 9.5%

Acerinox S.A.	440,611	3,003,257

ACS Actividades de Construccion y Servicios S.A.	545,219	10,657,677

Banco Bilbao Vizcaya Argentaria S.A.	16,606,793	53,125,688

Banco Santander S.A.	43,340,080	105,476,813

Cie Automotive S.A.	147,323	2,272,802

Construcciones y Auxiliar de Ferrocarriles S.A.	31,687	982,212

Grifols S.A.	332,099	11,296,268

Mapfre S.A.	8,024,669	13,705,093

Prosegur Cash S.A.(b)	3,008,250	2,891,504

Prosegur Cia de Seguridad S.A.	936,267	2,350,507

Viscofan S.A.	75,886	4,149,975

Total Spain		209,911,796

Switzerland – 0.6%

STMicroelectronics N.V.(a)	643,183	14,026,439

United Kingdom – 6.5%

Fiat Chrysler Automobiles N.V.	3,968,343	28,616,236

Unilever N.V.	2,303,928	113,266,409

Total United Kingdom		141,882,645
TOTAL COMMON STOCKS (Cost: $3,081,733,514)		2,189,039,727

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%

United States – 2.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $55,547,044)	55,547,044	55,547,044

TOTAL INVESTMENTS IN SECURITIES – 102.0%

(Cost: $3,137,280,558)		2,244,586,771

Other Assets less Liabilities – (2.0)%		(44,315,522)

NET ASSETS – 100.0%		$2,200,271,249

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $60,986,095. The Fund also had securities on loan having a total market value of $29,432 that were sold and pending settlement. The total market value of the collateral held by the Fund was $64,478,182. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $8,931,138.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/3/2020	34,793,932	EUR	38,555,087	USD	$—	$(376,387)
Bank of America N.A.	4/3/2020	14,399,233	EUR	16,064,620	USD	—	(264,623)
Bank of America N.A.	4/3/2020	20,996,464	EUR	22,490,467	USD	548,541	—
Bank of America N.A.	4/3/2020	15,019,952	EUR	16,064,620	USD	416,479	—
Bank of America N.A.	4/3/2020	14,872,748	EUR	16,064,620	USD	254,955	—
Bank of America N.A.	4/3/2020	94,869,917	EUR	102,813,565	USD	1,285,335	—
Bank of America N.A.	4/3/2020	198,874,848	EUR	218,221,791	USD	—	(319)
Bank of America N.A.	4/3/2020	251,122,132	USD	228,440,295	EUR	459,075	—
Bank of America N.A.	5/6/2020	173,954,068	USD	158,341,299	EUR	—	(13,273)
Bank of Montreal	4/3/2020	50,361,352	EUR	54,619,706	USD	640,818	—
Bank of Montreal	4/3/2020	198,871,948	EUR	218,221,791	USD	—	(3,501)
Bank of Montreal	4/3/2020	251,122,132	USD	228,183,734	EUR	740,594	—
Bank of Montreal	5/6/2020	173,954,068	USD	158,333,517	EUR	—	(4,723)
Canadian Imperial Bank of Commerce	4/3/2020	198,877,023	EUR	218,221,791	USD	2,067	—
Canadian Imperial Bank of Commerce	4/3/2020	251,122,132	USD	228,673,276	EUR	203,429	—
Canadian Imperial Bank of Commerce	5/6/2020	173,954,068	USD	158,337,984	EUR	—	(9,631)

See Notes to Financial Statements.

14	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	4/3/2020	28,699,710	EUR	32,129,239	USD	$—	$(637,610)
Citibank N.A.	4/3/2020	31,856,231	EUR	35,342,163	USD	—	(386,945)
Citibank N.A.	4/3/2020	198,865,061	EUR	218,221,791	USD	—	(11,058)
Citibank N.A.	4/3/2020	251,122,132	USD	228,183,734	EUR	740,594	—
Citibank N.A.	5/6/2020	173,954,068	USD	158,345,047	EUR	—	(17,391)
Commonwealth Bank of Australia	4/3/2020	99,437,335	EUR	109,110,897	USD	—	(259)
Commonwealth Bank of Australia	4/3/2020	251,122,132	USD	228,550,486	EUR	338,164	—
Commonwealth Bank of Australia	5/6/2020	86,977,043	USD	79,167,343	EUR	—	(2,995)
Credit Suisse International	4/3/2020	198,866,692	EUR	218,221,791	USD	—	(9,268)
Credit Suisse International	4/3/2020	251,122,132	USD	228,182,905	EUR	741,504	—
Credit Suisse International	5/6/2020	173,954,068	USD	158,337,696	EUR	—	(9,315)
Goldman Sachs	4/3/2020	198,865,786	EUR	218,221,791	USD	—	(10,262)
Goldman Sachs	4/3/2020	251,122,132	USD	228,177,099	EUR	747,874	—
Goldman Sachs	5/6/2020	173,954,068	USD	158,340,290	EUR	—	(12,165)
HSBC Holdings PLC	4/3/2020	198,869,773	EUR	218,221,791	USD	—	(5,887)
HSBC Holdings PLC	4/3/2020	251,122,132	USD	228,191,406	EUR	732,176	—
HSBC Holdings PLC	5/6/2020	173,954,068	USD	158,337,264	EUR	—	(8,840)
JP Morgan Chase Bank N.A.	4/3/2020	35,814,025	EUR	38,555,087	USD	742,940	—
JP Morgan Chase Bank N.A.	4/3/2020	34,953,037	EUR	38,555,087	USD	—	(201,805)
JP Morgan Chase Bank N.A.	4/3/2020	198,875,754	EUR	218,221,791	USD	675	—
JP Morgan Chase Bank N.A.	4/3/2020	188,341,599	USD	171,445,320	EUR	218,011	—
JP Morgan Chase Bank N.A.	5/6/2020	173,954,068	USD	158,334,814	EUR	—	(6,148)
Morgan Stanley & Co. International	4/3/2020	198,869,411	EUR	218,221,791	USD	—	(6,285)
Morgan Stanley & Co. International	4/3/2020	251,122,132	USD	228,177,307	EUR	747,647	—
Morgan Stanley & Co. International	5/6/2020	173,954,068	USD	158,337,696	EUR	—	(9,315)
Societe Generale	4/3/2020	198,867,055	EUR	218,221,791	USD	—	(8,870)
Societe Generale	4/3/2020	188,341,599	USD	171,570,575	EUR	80,570	—
Societe Generale	5/6/2020	173,954,068	USD	158,332,940	EUR	—	(4,089)
Standard Chartered Bank	4/3/2020	198,853,464	EUR	218,221,791	USD	—	(23,784)
Standard Chartered Bank	4/3/2020	188,341,599	USD	171,456,557	EUR	205,680	—
Standard Chartered Bank	5/6/2020	173,954,068	USD	158,322,132	EUR	7,785	—
UBS AG	4/3/2020	198,876,660	EUR	218,221,791	USD	1,670	—
UBS AG	4/3/2020	313,902,665	USD	285,796,052	EUR	304,260	—
UBS AG	5/6/2020	173,954,068	USD	158,332,652	EUR	—	(3,773)
						$10,160,843	$(2,048,521)

See Notes to Financial Statements.

WisdomTree Trust	15

Schedule of Investments

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.6%

Austria – 6.8%

Andritz AG*	15,696	$492,218

AT&S Austria Technologie & Systemtechnik AG	2,787	41,008

BAWAG Group AG(a)	12,203	342,510

FACC AG(b)	1,105	9,451

Lenzing AG	4,156	229,833

Oesterreichische Post AG(b)	14,095	504,183

Palfinger AG	2,243	40,904

POLYTEC Holding AG	3,112	14,751

Porr AG(b)	4,901	80,987

S IMMO AG	4,036	77,942

S&T AG	1,513	28,704

Schoeller-Bleckmann Oilfield Equipment AG	703	23,141

Telekom Austria AG*	26,211	182,626

UNIQA Insurance Group AG	39,330	304,673

Vienna Insurance Group AG Wiener Versicherung Gruppe	11,626	218,649

Voestalpine AG(b)	30,910	628,633

Wienerberger AG	8,324	131,431

Total Austria		3,351,644

Belgium – 6.0%

Ackermans & van Haaren N.V.	1,769	230,401

Bekaert S.A.	5,710	95,796

bpost S.A.	77,666	547,959

Cofinimmo S.A.	1,670	218,423

D’ieteren S.A./N.V.	4,485	222,191

Econocom Group S.A./N.V.	28,295	44,987

Elia Group S.A./N.V.	4,715	460,962

Euronav N.V.	9,684	110,721

Fagron	1,575	31,073

Greenyard N.V.*(b)	8,436	36,007

Melexis N.V.	4,547	240,479

Ontex Group N.V.	7,540	131,545

Orange Belgium S.A.	5,541	97,521

Recticel S.A.	4,922	26,463

Warehouses De Pauw CVA	16,457	472,563

Total Belgium		2,967,091

Finland – 10.7%

Aktia Bank Oyj	7,225	57,158

Atria Oyj	2,423	21,934

Bittium Oyj	2,556	12,326

Cargotec Oyj Class B	5,651	104,976

Caverion Oyj	3,018	14,090

Citycon Oyj(b)	23,411	144,493

Huhtamaki Oyj	7,870	251,980

Kemira Oyj	19,817	192,001

Kesko Oyj Class B	9,661	546,988

Kojamo Oyj	16,821	318,934

Konecranes Oyj	9,002	154,138

Lassila & Tikanoja Oyj	3,837	48,417

Metsa Board Oyj(b)	64,329	350,666

Metso Oyj	17,246	411,012

Nokian Renkaat Oyj(b)	25,031	606,159

Oriola Oyj Class B	16,840	30,340

Orion Oyj Class B	15,153	619,841

Outokumpu Oyj(b)	67,519	168,174

Raisio Oyj Class V	18,531	60,186

Revenio Group Oyj	997	24,888

Rovio Entertainment Oyj(a)(b)	2,829	12,981

Sanoma Oyj	12,495	114,548

Terveystalo Oyj*(a)	8,187	73,033

TietoEVRY Oyj	12,665	274,876

Tokmanni Group Corp.	11,319	113,020

Uponor Oyj	11,968	108,995

Valmet Oyj(b)	13,551	265,706

YIT Oyj(b)	33,827	150,026

Total Finland		5,251,886

France – 13.5%

Akka Technologies	711	19,309

AKWEL	1,598	18,761

Albioma S.A.	2,485	73,756

Alten S.A.	1,055	75,765

Beneteau S.A.	6,436	42,972

Chargeurs S.A.	2,616	26,523

Cie Plastic Omnium S.A.	16,098	226,358

Coface S.A.	25,008	160,524

Derichebourg S.A.	21,870	59,416

Elior Group S.A.(a)	16,017	105,624

Elis S.A.	16,085	152,490

Eurazeo SE	4,712	212,600

Europcar Mobility Group(a)(b)	12,666	20,277

Eutelsat Communications S.A.	55,167	576,628

Faurecia SE	14,874	445,550

Gaztransport Et Technigaz S.A.	4,174	306,855

Haulotte Group S.A.	2,754	12,495

Imerys S.A.	11,757	295,677

Ingenico Group S.A.	3,967	421,960

Interparfums S.A.	2,171	72,893

IPSOS	4,976	103,738

Jacquet Metal Service S.A.	2,964	27,742

Kaufman & Broad S.A.	4,640	143,675

Korian S.A.	4,346	134,857

Lagardere SCA	22,355	282,084

Maisons du Monde S.A.(a)	3,332	26,707

Manitou BF S.A.	2,857	43,135

Mersen S.A.	1,409	25,819

Metropole Television S.A.	15,115	169,498

Nexans S.A.	1,497	44,383

Nexity S.A.	11,204	344,466

Quadient	4,800	84,269

Rallye S.A.	11,013	77,942

Rexel S.A.	37,554	279,378

Rothschild & Co.	3,446	69,951

Rubis SCA	8,755	365,621

Societe BIC S.A.	7,159	399,438

See Notes to Financial Statements.

16	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2020

Investments	Shares	Value

Sopra Steria Group	1,455	$159,570

SPIE S.A.	17,595	176,747

Television Francaise 1	27,934	152,701

Trigano S.A.	1,660	105,825

Vicat S.A.	3,721	94,314

Total France		6,638,293

Germany – 17.7%

Aareal Bank AG	15,657	261,045

alstria office REIT-AG	19,449	278,279

AURELIUS Equity Opportunities SE & Co. KGaA	3,735	69,014

Aurubis AG	5,605	232,473

BayWa AG	2,328	64,882

Bechtle AG	1,381	177,139

Bilfinger SE	5,208	87,774

Borussia Dortmund GmbH & Co. KGaA	1,874	11,186

CANCOM SE	1,258	53,888

CompuGroup Medical SE	1,188	72,933

CropEnergies AG	6,922	60,533

CTS Eventim AG & Co. KGaA	4,476	202,247

Dermapharm Holding SE	3,910	162,600

Deutsche Pfandbriefbank AG(a)	38,196	292,955

Deutz AG	7,035	25,936

DIC Asset AG	9,879	102,652

Duerr AG	6,694	137,278

Elmos Semiconductor AG	1,546	32,129

Encavis AG	14,366	145,809

Freenet AG	36,971	651,700

Fuchs Petrolub SE	3,624	116,112

GEA Group AG	18,683	383,861

Gerresheimer AG	1,724	109,338

GFT Technologies SE	3,431	29,289

GRENKE AG	1,282	75,609

Hamburger Hafen und Logistik AG	6,442	89,840

Hella GmbH & Co. KGaA	8,883	258,877

Hugo Boss AG	10,551	267,547

Indus Holding AG	2,848	73,906

Jenoptik AG	2,250	36,785

JOST Werke AG(a)	1,586	38,372

K+S AG Registered Shares	9,211	53,647

Krones AG	2,341	125,299

LANXESS AG	5,474	218,751

METRO AG	51,039	440,628

MLP SE	8,620	43,981

Nemetschek SE	2,118	105,230

PATRIZIA AG	4,392	101,202

Pfeiffer Vacuum Technology AG	549	78,793

ProSiebenSat.1 Media SE	58,403	463,318

Rheinmetall AG	2,766	194,422

RHOEN-KLINIKUM AG	2,393	46,738

RIB Software SE	1,814	56,846

Salzgitter AG	4,304	51,051

Scout24 AG(a)	4,596	276,102

Siltronic AG	7,921	593,270

Software AG	5,351	160,289

Stroeer SE & Co. KGaA	5,635	293,322

Suedzucker AG	19,901	285,401

Takkt AG	8,745	67,936

VERBIO Vereinigte BioEnergie AG	5,201	47,595

Wacker Chemie AG	5,603	279,791

Wacker Neuson SE	5,639	62,121

Wuestenrot & Wuerttembergische AG	4,549	69,780

Total Germany		8,717,501

Ireland – 0.7%

Glanbia PLC	14,977	162,199

Hibernia REIT PLC	51,872	60,445

Irish Continental Group PLC	17,126	60,885

Origin Enterprises PLC	14,680	32,183

Total Produce PLC	29,226	27,258

Total Ireland		342,970

Italy – 22.5%

A2A SpA	444,910	553,105

ACEA SpA	23,202	368,638

Amplifon SpA	4,521	92,864

Anima Holding SpA(a)	70,309	188,855

Aquafil SpA(b)	3,692	13,612

Ascopiave SpA	25,339	93,558

ASTM SpA	19,565	343,054

Avio SpA	2,628	33,046

Azimut Holding SpA	32,838	474,895

Banca Farmafactoring SpA(a)	56,411	292,773

Banca Generali SpA	18,813	394,686

Banca IFIS SpA	15,309	149,500

Banca Mediolanum SpA	148,394	757,138

Banca Popolare di Sondrio SCPA	35,543	53,780

Banca Sistema SpA(a)	18,942	22,488

BasicNet SpA	4,336	15,748

Biesse SpA(b)	2,595	25,769

BPER Banca	55,350	170,052

Brunello Cucinelli SpA	2,144	65,117

Buzzi Unicem SpA	4,103	75,049

Buzzi Unicem SpA RSP	1,495	14,025

Cairo Communication SpA	21,499	37,130

Cementir Holding N.V.	11,230	60,613

Credito Emiliano SpA	38,082	160,456

Danieli & C. Officine Meccaniche SpA RSP	1,384	9,825

Datalogic SpA(b)	5,163	60,503

De’ Longhi SpA	9,510	159,027

DiaSorin SpA	1,483	196,406

doValue SpA(a)	9,395	58,244

El.En. SpA	1,390	24,449

Enav SpA(a)	64,831	285,397

ERG SpA	19,110	341,995

Esprinet SpA	7,579	26,778

Falck Renewables SpA	14,048	73,649

Fiera Milano SpA	7,039	21,471

Fincantieri SpA(b)	51,296	31,491

See Notes to Financial Statements.

WisdomTree Trust	17

Schedule of Investments (continued)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2020

Investments	Shares	Value

FinecoBank Banca Fineco SpA	61,922	$563,255

Freni Brembo SpA(b)	22,570	168,278

Geox SpA(b)	14,046	11,389

Gruppo MutuiOnline SpA	2,298	38,427

Hera SpA	129,052	462,756

IMA Industria Macchine Automatiche SpA(b)	4,914	287,388

Immobiliare Grande Distribuzione SIIQ SpA	27,760	114,224

Infrastrutture Wireless Italiane SpA(a)	46,458	503,643

Interpump Group SpA	2,702	65,166

Iren SpA	119,505	295,036

Italgas SpA	97,396	533,163

La Doria SpA	2,748	26,414

Maire Tecnimont SpA(b)	42,644	67,613

MARR SpA	7,507	105,929

Piaggio & C. SpA	40,237	71,965

Prima Industrie SpA	846	11,975

Prysmian SpA	20,777	332,845

RAI Way SpA(a)	12,174	65,654

Reply SpA	857	52,377

Rizzoli Corriere Della Sera Mediagroup SpA	104,522	83,263

SAES Getters SpA	1,607	32,762

Salvatore Ferragamo SpA(b)	8,695	115,441

Saras SpA	183,098	170,769

Societa Cattolica di Assicurazioni SC	27,100	134,166

Tod’s SpA(b)	2,158	72,220

Unieuro SpA(a)	4,276	29,042

Unione di Banche Italiane SpA	181,117	478,345

Unipol Gruppo SpA	94,174	323,844

Zignago Vetro SpA	7,360	87,864

Total Italy		11,050,399

Netherlands – 7.4%

Aalberts N.V.	7,999	189,932

Accell Group N.V.	1,731	24,008

AMG Advanced Metallurgical Group N.V.(b)	1,868	26,441

Arcadis N.V.	7,704	122,572

ASM International N.V.	3,227	323,419

ASR Nederland N.V.	21,415	539,505

BE Semiconductor Industries N.V.	19,849	605,465

Boskalis Westminster	9,847	177,682

Brunel International N.V.(b)	3,036	16,856

Corbion N.V.	3,561	105,732

Euronext N.V.(a)	5,198	386,698

ForFarmers N.V.	13,585	84,071

IMCD N.V.	1,665	118,293

Intertrust N.V.(a)	9,875	123,415

Koninklijke BAM Groep N.V.	29,974	41,933

Ordina N.V.	8,267	12,463

SBM Offshore N.V.	12,657	167,210

Signify N.V.(a)	19,106	370,854

Sligro Food Group N.V.	3,137	46,675

TKH Group N.V. CVA	3,375	93,988

Van Lanschot Kempen N.V.	5,030	61,815

Total Netherlands		3,639,027

Portugal – 3.1%

Altri, SGPS, S.A.	29,702	118,043

Corticeira Amorim, SGPS, S.A.	6,409	58,157

CTT-Correios de Portugal S.A.(b)	21,178	53,075

Mota-Engil, SGPS, S.A.(b)	29,143	35,175

Navigator Co. S.A. (The)	170,533	403,799

NOS, SGPS, S.A.	95,926	321,238

REN – Redes Energeticas Nacionais, SGPS, S.A.	118,232	300,974

Semapa-Sociedade de Investimento e Gestao	5,310	45,154

Sonae, SGPS, S.A.	304,374	196,878

Total Portugal		1,532,493

Spain – 9.9%

Acciona S.A.	5,018	536,009

Acerinox S.A.	29,495	201,041

Almirall S.A.	6,707	77,567

Applus Services S.A.	4,899	31,446

Atresmedia Corp. de Medios de Comunicacion S.A.	72,183	198,007

Bolsas y Mercados Espanoles SHMSF S.A.	18,326	664,778

Cia de Distribucion Integral Logista Holdings S.A.	22,300	356,998

Cie Automotive S.A.	9,792	151,065

Construcciones y Auxiliar de Ferrocarriles S.A.	1,711	53,036

Ebro Foods S.A.	11,865	242,281

Ence Energia y Celulosa S.A.(b)	52,920	145,166

Ercros S.A.	8,247	20,632

Euskaltel S.A.(a)	19,378	143,309

Faes Farma S.A.	27,579	107,276

Gestamp Automocion S.A.(a)	44,668	113,904

Grupo Catalana Occidente S.A.	9,383	189,643

Liberbank S.A.	184,543	27,660

Mediaset Espana Comunicacion S.A.	57,951	214,669

Melia Hotels International S.A.	13,818	58,828

Metrovacesa S.A.(a)	14,533	81,167

Prosegur Cash S.A.(a)	165,659	159,230

Prosegur Cia de Seguridad S.A.	56,176	141,030

Sacyr S.A.	79,445	121,342

Tubacex S.A.	6,538	9,183

Unicaja Banco S.A.(a)	239,574	139,323

Viscofan S.A.	4,992	272,997

Zardoya Otis S.A.	63,709	429,914

Total Spain		4,887,501

Sweden – 0.3%

Ahlstrom-Munksjo Oyj(b)	11,411	139,731
TOTAL COMMON STOCKS (Cost: $71,493,782)		48,518,536

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.5%

United States – 4.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $2,223,438)	2,223,438	2,223,438

TOTAL INVESTMENTS IN SECURITIES – 103.1% (Cost: $73,717,220)		50,741,974

Other Assets less Liabilities – (3.1)%		(1,545,236)

NET ASSETS – 100.0%		$49,196,738

See Notes to Financial Statements.

18	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2020

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $3,512,124. The Fund also had securities on loan having a total market value of $607 that were sold and pending settlement. The total market value of the collateral held by the Fund was $3,607,877. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,384,439.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/3/2020	2,765,903	EUR	3,064,892	USD	$—	$(29,920)
Bank of America N.A.	4/3/2020	12,317,865	EUR	13,516,171	USD	—	(20)
Bank of America N.A.	4/3/2020	15,447,053	USD	14,035,056	EUR	46,661	—
Bank of America N.A.	5/6/2020	10,066,434	USD	9,163,032	EUR	—	(860)
Citibank N.A.	4/3/2020	12,317,258	EUR	13,516,171	USD	—	(685)
Citibank N.A.	4/3/2020	15,447,053	USD	14,035,936	EUR	45,695	—
Citibank N.A.	5/6/2020	10,066,434	USD	9,162,916	EUR	—	(731)
Credit Suisse International	4/3/2020	9,384,657	EUR	10,298,038	USD	—	(437)
Credit Suisse International	4/3/2020	15,447,053	USD	14,036,051	EUR	45,570	—
Credit Suisse International	5/6/2020	7,669,664	USD	6,981,136	EUR	—	(411)
Goldman Sachs	4/3/2020	2,788,205	EUR	3,064,892	USD	—	(5,450)
Goldman Sachs	4/3/2020	12,317,314	EUR	13,516,171	USD	—	(623)
Goldman Sachs	4/3/2020	15,447,053	USD	14,040,452	EUR	40,740	—
Goldman Sachs	5/6/2020	10,066,434	USD	9,162,132	EUR	130	—
JP Morgan Chase Bank N.A.	4/2/2020	28,000	USD	25,391	EUR	140	—
JP Morgan Chase Bank N.A.	4/3/2020	2,846,994	EUR	3,064,892	USD	59,059	—
JP Morgan Chase Bank N.A.	4/3/2020	11,769,186	USD	10,693,787	EUR	35,103	—
UBS AG	4/3/2020	12,317,236	EUR	13,516,171	USD	—	(710)
UBS AG	5/6/2020	10,066,434	USD	9,161,815	EUR	478	—
						$273,576	$(39,847)

See Notes to Financial Statements.

WisdomTree Trust	19

Schedule of Investments

WisdomTree Germany Hedged Equity Fund (DXGE)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.5%

Germany – 98.5%

Aerospace & Defense – 0.5%

MTU Aero Engines AG	1,031	$150,854

Air Freight & Logistics – 4.0%

Deutsche Post AG Registered Shares	43,755	1,189,452

Auto Components – 2.1%

Continental AG	6,964	501,343

Hella GmbH & Co. KGaA	4,590	133,766

Total Auto Components		635,109

Automobiles – 13.4%

Bayerische Motoren Werke AG	29,063	1,502,469

Daimler AG Registered Shares	44,832	1,353,762

Volkswagen AG	8,347	1,111,872

Total Automobiles		3,968,103

Banks – 0.7%

Commerzbank AG	52,774	191,583

Capital Markets – 2.8%

AURELIUS Equity Opportunities SE & Co. KGaA	959	17,720

Deutsche Boerse AG	4,010	549,997

DWS Group GmbH & Co. KGaA(a)	10,953	270,890

Total Capital Markets		838,607

Chemicals – 10.1%

BASF SE	32,604	1,543,502

Covestro AG(a)	10,968	335,405

Evonik Industries AG	21,431	448,434

Fuchs Petrolub SE	4,462	142,961

K+S AG Registered Shares	2,465	14,357

LANXESS AG	3,283	131,195

Symrise AG	2,292	213,766

Wacker Chemie AG	3,119	155,750

Total Chemicals		2,985,370

Commercial Services & Supplies – 0.1%

Bilfinger SE	1,342	22,618

Construction & Engineering – 0.8%

Hochtief AG	3,587	238,118

Construction Materials – 0.9%

HeidelbergCement AG	6,501	278,838

Diversified Financial Services – 0.1%

GRENKE AG	334	19,698

Diversified Telecommunication Services – 6.5%

Deutsche Telekom AG Registered Shares	149,075	1,932,447

Electronic Equipment, Instruments & Components – 0.0%

Jenoptik AG	643	10,512

Entertainment – 0.5%

CTS Eventim AG & Co. KGaA	3,183	143,823

Food & Staples Retailing – 0.6%

METRO AG	21,000	181,296

Food Products – 0.6%

Suedzucker AG	12,105	173,599

Health Care Equipment & Supplies – 2.5%

Carl Zeiss Meditec AG Bearer Shares	456	44,206

Siemens Healthineers AG(a)	17,633	697,392

Total Health Care Equipment & Supplies		741,598

Health Care Providers & Services – 2.6%

Fresenius Medical Care AG & Co. KGaA	5,965	394,015

Fresenius SE & Co. KGaA	9,804	365,000

Total Health Care Providers & Services		759,015

Health Care Technology – 0.1%

CompuGroup Medical SE	335	20,566

Hotels, Restaurants & Leisure – 0.8%

TUI AG	49,197	221,810

Household Products – 1.5%

Henkel AG & Co. KGaA	5,866	433,496

Independent Power & Renewable Electricity Producers – 1.1%

Uniper SE	13,646	336,745

Industrial Conglomerates – 6.0%

Indus Holding AG	774	20,085

Rheinmetall AG	1,806	126,943

Siemens AG Registered Shares	18,990	1,614,226

Total Industrial Conglomerates		1,761,254

Insurance – 12.8%

Allianz SE Registered Shares	10,269	1,767,671

Hannover Rueck SE	4,187	601,839

Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	5,312	1,073,044

Talanx AG	10,376	352,482

Total Insurance		3,795,036

IT Services – 0.2%

Bechtle AG	373	47,844

Wirecard AG	131	15,043

Total IT Services		62,887

Life Sciences Tools & Services – 0.1%

Gerresheimer AG	465	29,491

Machinery – 1.8%

Duerr AG	5,438	111,520

GEA Group AG	8,592	176,531

KION Group AG	3,948	170,852

Krones AG	641	34,309

Pfeiffer Vacuum Technology AG	153	21,959

Wacker Neuson SE	1,585	17,461

Total Machinery		532,632

Marine – 0.2%

Hapag-Lloyd AG(a)	628	49,062

Media – 0.6%

ProSiebenSat.1 Media SE	23,255	184,485

See Notes to Financial Statements.

20	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Germany Hedged Equity Fund (DXGE)

March 31, 2020

Investments	Shares	Value

Metals & Mining – 0.5%

Aurubis AG	3,496	$145,000

Salzgitter AG	1,187	14,080

Total Metals & Mining		159,080

Multi-Utilities – 4.6%

E.ON SE	86,550	896,583

RWE AG	18,040	474,274

Total Multi-Utilities		1,370,857

Personal Products – 0.8%

Beiersdorf AG	2,362	239,888

Pharmaceuticals – 6.8%

Bayer AG Registered Shares	30,308	1,757,551

Merck KGaA	2,464	253,114

Total Pharmaceuticals		2,010,665

Real Estate Management & Development – 0.1%

PATRIZIA AG	1,184	27,282

Semiconductors & Semiconductor Equipment – 1.9%

Infineon Technologies AG	22,183	326,890

Siltronic AG	3,303	247,389

Total Semiconductors & Semiconductor Equipment		574,279

Software – 5.4%

Nemetschek SE	571	28,369

SAP SE	13,644	1,539,007

Software AG	1,463	43,824

Total Software		1,611,200

Specialty Retail – 0.7%

Fielmann AG	3,515	204,991

Textiles, Apparel & Luxury Goods – 2.5%

adidas AG	2,409	544,251

Hugo Boss AG	5,371	136,195

Puma SE	793	47,334

Total Textiles, Apparel & Luxury Goods		727,780

Thrifts & Mortgage Finance – 0.4%

Aareal Bank AG	7,794	129,947

Trading Companies & Distributors – 0.7%

Brenntag AG	5,743	213,180

Transportation Infrastructure – 0.1%
Hamburger Hafen und Logistik AG	1,671	23,304

TOTAL INVESTMENTS IN SECURITIES – 98.5% (Cost: $43,951,959)		29,180,557

Other Assets less Liabilities – 1.5%		441,656

NET ASSETS – 100.0%		$29,622,213

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/3/2020	7,254,889	EUR	7,960,659	USD	$—	$(12)
Bank of America N.A.	4/3/2020	8,266,839	USD	7,511,177	EUR	24,972	—
Bank of America N.A.	5/6/2020	6,115,999	USD	5,567,125	EUR	—	(522)
Citibank N.A.	4/3/2020	1,314,188	EUR	1,457,996	USD	—	(15,963)
Citibank N.A.	4/3/2020	7,254,532	EUR	7,960,659	USD	—	(403)
Citibank N.A.	4/3/2020	8,266,839	USD	7,511,648	EUR	24,455	—
Citibank N.A.	5/6/2020	6,115,999	USD	5,567,054	EUR	—	(444)
Credit Suisse International	4/3/2020	5,527,311	EUR	6,065,268	USD	—	(258)
Credit Suisse International	4/3/2020	8,266,839	USD	7,511,709	EUR	24,388	—
Credit Suisse International	5/6/2020	4,659,809	USD	4,241,484	EUR	—	(250)
Goldman Sachs	4/3/2020	7,254,565	EUR	7,960,659	USD	—	(367)
Goldman Sachs	4/3/2020	8,266,839	USD	7,514,065	EUR	21,803	—
Goldman Sachs	5/6/2020	6,115,999	USD	5,566,578	EUR	79	—
JP Morgan Chase Bank N.A.	4/2/2020	13,000	USD	11,789	EUR	65	—
JP Morgan Chase Bank N.A.	4/3/2020	6,298,544	USD	5,723,020	EUR	18,786	—
UBS AG	4/3/2020	7,254,519	EUR	7,960,659	USD	—	(418)
UBS AG	5/6/2020	6,115,999	USD	5,566,385	EUR	290	—
						$114,838	$(18,637)

See Notes to Financial Statements.

WisdomTree Trust	21

Schedule of Investments

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.3%

Australia – 3.3%

Altium Ltd.	29,567	$517,379

Appen Ltd.	18,264	220,104

Beach Energy Ltd.	751,879	529,216

BlueScope Steel Ltd.	168,791	891,553

Cochlear Ltd.	12,119	1,390,398

Corporate Travel Management Ltd.(a)	128,325	684,880

CSL Ltd.	52,066	9,454,303

Domino’s Pizza Enterprises Ltd.(a)	35,705	1,116,701

IDP Education Ltd.	23,899	169,093

Invocare Ltd.	63,039	405,508

Magellan Financial Group Ltd.(a)	78,116	2,080,731

NIB Holdings Ltd.(a)	192,969	605,887

Northern Star Resources Ltd.	72,445	466,900

Reece Ltd.	41,937	233,575

St Barbara Ltd.	368,207	480,019

Technology One Ltd.	92,778	454,278

Webjet Ltd.†(a)	20,770	46,654

Total Australia		19,747,179

Austria – 0.1%

S IMMO AG	42,613	822,925

Belgium – 0.3%

bpost S.A.	272,524	1,922,744

China – 2.7%

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.(a)	118,000	173,554

China Overseas Land & Investment Ltd.	3,236,000	10,040,873

CSPC Pharmaceutical Group Ltd.	944,000	1,890,216

Guangdong Investment Ltd.	1,988,000	3,831,906

Total China		15,936,549

Denmark – 8.0%

Ambu A/S Class B(a)	9,101	221,075

Chr Hansen Holding A/S	13,095	979,699

Coloplast A/S Class B	39,896	5,787,759

DSV Panalpina A/S(a)	8,859	805,292

GN Store Nord A/S	9,768	436,348

Novo Nordisk A/S Class B	437,712	26,333,647

Novozymes A/S Class B	39,559	1,799,141

Orsted A/S(b)	67,763	6,639,993

Rockwool International A/S Class B	2,618	473,494

Royal Unibrew A/S	13,409	966,715

SimCorp A/S	5,733	481,347

Vestas Wind Systems A/S	26,999	2,193,808

Total Denmark		47,118,318

Finland – 2.9%

Kone Oyj Class B	146,703	8,309,267

Metsa Board Oyj(a)	241,729	1,317,699

Neste Oyj	162,196	5,490,363

Wartsila Oyj Abp(a)	271,591	1,993,642

Total Finland		17,110,971

France – 5.4%

Gaztransport Et Technigaz S.A.	13,883	1,020,619

Hermes International	7,853	5,418,186

Ipsen S.A.	8,619	446,191

Kering S.A.	26,573	13,875,928

Rubis SCA	28,232	1,179,006

Safran S.A.	60,334	5,305,389

Sartorius Stedim Biotech	3,711	745,157

Teleperformance	5,715	1,190,195

Trigano S.A.	9,234	588,670

Valeo S.A.	140,517	2,351,281

Total France		32,120,622

Germany – 7.6%

adidas AG	25,725	5,811,891

Bechtle AG	5,561	713,302

CANCOM SE	4,292	183,855

CTS Eventim AG & Co. KGaA	23,422	1,058,318

Dermapharm Holding SE	11,417	474,785

Deutsche Wohnen SE Bearer Shares	74,559	2,839,621

Fuchs Petrolub SE	27,810	891,024

Hochtief AG	37,935	2,518,264

Infineon Technologies AG	212,213	3,127,186

Nemetschek SE	6,691	332,432

SAP SE	155,725	17,565,366

Siemens Healthineers AG(b)	183,751	7,267,424

Siltronic AG	26,326	1,971,773

Wirecard AG	1,313	150,768

Total Germany		44,906,009

Hong Kong – 1.2%

Galaxy Entertainment Group Ltd.	852,000	4,545,304

Techtronic Industries Co., Ltd.	302,500	1,963,095

Vitasoy International Holdings Ltd.(a)	90,000	272,872

Total Hong Kong		6,781,271

Ireland – 0.3%

Hibernia REIT PLC	180,962	210,871

Kerry Group PLC Class A	11,661	1,346,038

Total Ireland		1,556,909

Italy – 1.6%

De’ Longhi SpA	36,444	609,420

DiaSorin SpA	6,287	832,639

Ferrari N.V.	15,980	2,481,946

IMA Industria Macchine Automatiche SpA(a)	13,513	790,287

Interpump Group SpA	12,930	311,840

Moncler SpA	35,143	1,283,685

Recordati SpA	57,766	2,442,810

Reply SpA	2,985	182,434

Salvatore Ferragamo SpA(a)	41,246	547,612

Total Italy		9,482,673

Japan – 20.6%

Advantest Corp.(a)	68,000	2,733,732

Asahi Intecc Co., Ltd.	12,200	301,963

Astellas Pharma, Inc.	482,300	7,465,363

See Notes to Financial Statements.

22	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2020

Investments	Shares	Value

Bandai Namco Holdings, Inc.(a)	59,400	$2,883,751

Chugai Pharmaceutical Co., Ltd.	68,400	7,919,967

Daifuku Co., Ltd.(a)	18,300	1,161,178

Daito Trust Construction Co., Ltd.	32,500	3,030,082

Disco Corp.	6,800	1,345,449

Elecom Co., Ltd.	7,400	258,080

en-japan, Inc.(a)	11,250	210,713

Fast Retailing Co., Ltd.	7,800	3,192,830

Funai Soken Holdings, Inc.	9,600	190,924

GMO Payment Gateway, Inc.	3,300	231,708

Harmonic Drive Systems, Inc.(a)	8,100	354,523

Haseko Corp.	232,500	2,491,802

Hikari Tsushin, Inc.	8,400	1,410,699

Hoya Corp.	41,200	3,511,093

Infocom Corp.	5,200	118,831

Japan Lifeline Co., Ltd.(a)	12,600	158,966

Japan Material Co., Ltd.	12,800	168,248

JINS Holdings, Inc.	3,500	192,256

Kakaku.com, Inc.	43,200	794,331

Kaken Pharmaceutical Co., Ltd.	12,800	596,397

Kao Corp.	70,600	5,774,610

Keyence Corp.	6,900	2,226,178

Kobe Bussan Co., Ltd.(a)	11,400	449,854

Koshidaka Holdings Co., Ltd.(a)	45,400	154,340

Kotobuki Spirits Co., Ltd.	3,100	139,702

Kusuri no Aoki Holdings Co., Ltd.	100	8,318

Lasertec Corp.	7,800	365,597

M3, Inc.(a)	24,800	733,972

Mani, Inc.	5,200	127,598

Maruwa Unyu Kikan Co., Ltd.	5,600	126,831

McDonald’s Holdings Co., Japan Ltd.	4,600	207,512

Meitec Corp.	14,200	565,606

Mixi, Inc.	68,900	1,001,381

MonotaRO Co., Ltd.(a)	10,800	286,919

Murata Manufacturing Co., Ltd.	131,520	6,666,458

Nidec Corp.	53,400	2,773,506

Nihon M&A Center, Inc.	9,800	268,251

Nintendo Co., Ltd.	30,500	11,755,870

Nippon Shinyaku Co., Ltd.	4,600	361,336

Nissan Chemical Corp.	26,800	978,111

Obic Co., Ltd.	8,200	1,075,559

Open House Co., Ltd.	28,900	595,642

Oracle Corp.	17,600	1,539,012

Outsourcing, Inc.	62,600	272,539

Pigeon Corp.(a)	18,800	721,838

Pilot Corp.	8,700	289,718

Recruit Holdings Co., Ltd.	128,900	3,338,469

Relo Group, Inc.	8,000	167,996

Round One Corp.	50,900	264,979

SCSK Corp.	17,400	776,073

Seria Co., Ltd.	16,100	466,051

Shimano, Inc.	8,600	1,229,994

Shin-Etsu Chemical Co., Ltd.	88,500	8,796,304

Shionogi & Co., Ltd.	45,300	2,231,116

Showa Denko K.K.	83,500	1,730,253

SMS Co., Ltd.	3,000	58,163

Sysmex Corp.	16,300	1,184,658

Systena Corp.	5,700	77,404

TechnoPro Holdings, Inc.	7,800	366,319

Toei Animation Co., Ltd.(a)	10,200	477,143

Tokai Carbon Co., Ltd.(a)	105,800	874,194

Tokyo Electron Ltd.	82,500	15,555,440

Tosho Co., Ltd.	32,000	294,345

Trend Micro, Inc.	52,600	2,601,862

Ulvac, Inc.	19,400	465,435

United Arrows Ltd.	26,500	398,893

Workman Co., Ltd.(a)	5,900	324,635

Total Japan		121,868,870

Kazakhstan – 0.1%

KAZ Minerals PLC	97,063	422,681

Netherlands – 3.9%

ASM International N.V.	13,634	1,366,438

ASML Holding N.V.	49,711	13,224,536

Euronext N.V.(b)	17,266	1,284,479

Koninklijke DSM N.V.(a)	38,976	4,426,326

Wolters Kluwer N.V.	41,525	2,924,254

Total Netherlands		23,226,033

New Zealand – 0.5%

Fisher & Paykel Healthcare Corp., Ltd.	109,875	1,978,935

Mainfreight Ltd.	27,133	555,765

Ryman Healthcare Ltd.	107,290	655,151

Total New Zealand		3,189,851

Norway – 2.4%

Borregaard ASA	33,969	313,132

Mowi ASA	262,932	3,972,399

Telenor ASA	665,416	9,625,435

Total Norway		13,910,966

Portugal – 0.5%

Jeronimo Martins, SGPS, S.A.	156,953	2,831,243

Singapore – 0.6%

First Resources Ltd.	499,300	424,310

Sheng Siong Group Ltd.	619,100	517,420

Singapore Technologies Engineering Ltd.	1,219,900	2,673,096

Total Singapore		3,614,826

Spain – 5.0%

Cie Automotive S.A.	66,849	1,031,302

Faes Farma S.A.	116,777	454,234

Grifols S.A.(a)	63,974	2,176,060

Industria de Diseno Textil S.A.	994,095	25,807,645

Prosegur Cash S.A.(b)	270,469	259,973

Total Spain		29,729,214

Sweden – 2.7%

AAK AB	36,678	599,349

AddTech AB Class B	20,121	496,541

Atlas Copco AB Class B	105,388	3,116,635

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2020

Investments	Shares	Value

Beijer Ref AB	26,856	$484,659

Epiroc AB Class A	148,622	1,476,965

Evolution Gaming Group AB(b)	27,563	940,308

Lifco AB Class B	14,146	521,139

Nolato AB Class B	15,280	693,080

Paradox Interactive AB(a)	21,173	339,359

Sandvik AB	360,589	5,140,769

Sectra AB Class B*	4,834	183,452

Sweco AB Class B	33,117	947,948

Thule Group AB(b)	46,302	807,552

Vitrolife AB	14,787	213,872

Total Sweden		15,961,628

Switzerland – 7.7%

Givaudan S.A. Registered Shares	1,834	5,677,050

Kuehne + Nagel International AG Registered Shares	51,831	7,116,685

Logitech International S.A. Registered Shares	38,093	1,647,265

Partners Group Holding AG	8,317	5,755,840

Roche Holding AG Bearer Shares	39,444	12,645,888

Schindler Holding AG Participation Certificate	5,767	1,265,992

Schindler Holding AG Registered Shares	13,762	2,907,294

SFS Group AG	10,933	813,577

SGS S.A. Registered Shares	2,234	5,176,609

Sonova Holding AG Registered Shares	6,535	1,177,928

Straumann Holding AG Registered Shares	1,520	1,133,304

Temenos AG Registered Shares*	3,809	499,573

Total Switzerland		45,817,005

United Kingdom – 20.9%

Abcam PLC	8,202	116,244

Ashmore Group PLC(a)	217,163	960,760

Ashtead Group PLC	76,481	1,674,270

Barratt Developments PLC	607,491	3,321,870

British American Tobacco PLC	685,887	23,464,349

Compass Group PLC	244,900	3,838,310

Cranswick PLC	7,096	325,375

Croda International PLC	21,423	1,134,791

Diageo PLC	359,274	11,522,389

Diploma PLC	22,691	454,110

Diversified Gas & Oil PLC(a)	388,544	423,962

Domino’s Pizza Group PLC(a)	163,419	575,473

Evraz PLC	1,108,041	3,181,989

FDM Group Holdings PLC(a)	35,524	325,515

Ferrexpo PLC	221,317	323,955

Fevertree Drinks PLC	13,534	203,392

Fresnillo PLC	134,700	1,113,698

Games Workshop Group PLC	8,438	453,035

Greggs PLC	21,882	437,920

Halma PLC	25,512	607,682

Hargreaves Lansdown PLC	73,941	1,270,729

HomeServe PLC	55,993	734,554

Intertek Group PLC	23,795	1,394,388

JD Sports Fashion PLC	55,134	312,899

John Laing Group PLC(b)	147,283	620,190

Marshalls PLC	46,276	335,960

Moneysupermarket.com Group PLC	252,533	951,597

NMC Health PLC†	3,385	4

Pagegroup PLC	161,926	731,241

RELX PLC	270,193	5,802,648

Renishaw PLC	9,638	378,118

Rio Tinto PLC	417,723	19,260,183

Rotork PLC	259,711	692,684

Softcat PLC	53,612	689,358

Spirax-Sarco Engineering PLC	6,415	649,467

Unilever N.V.	477,083	23,454,500

Unilever PLC	231,195	11,683,248

Unite Group PLC (The)	58,810	584,466

Total United Kingdom		124,005,323
TOTAL COMMON STOCKS (Cost: $620,805,766)		582,083,810

EXCHANGE-TRADED FUND – 0.3%

United States – 0.3%

WisdomTree International Quality Dividend Growth Fund(c)
(Cost: $2,245,332)	77,558	1,986,206

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%

United States – 1.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(d)
(Cost: $10,164,287)	10,164,287	10,164,287

TOTAL INVESTMENTS IN SECURITIES – 100.3% (Cost: $633,215,385)		594,234,303

Other Assets less Liabilities – (0.3)%		(1,888,461)

NET ASSETS – 100.0%		$592,345,842

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $46,658, which represents 0.01% of net assets.

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $16,684,708. The Fund also had securities on loan having a total market value of $1,091,949 that were sold and pending settlement. The total market value of the collateral held by the Fund was $18,680,460. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $8,516,173.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2020.

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2020

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree International Quality Dividend Growth Fund	$—	$2,245,332	$—	$—	$(259,126)	$1,986,206	$32,163

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America N.A.	4/3/2020	565,620	AUD	335,275	USD	$10,914	$—
Bank of America N.A.	4/3/2020	8,902,805	AUD	5,449,567	USD	—	(578)
Bank of America N.A.	4/3/2020	612,451	CHF	624,532	USD	8,486	—
Bank of America N.A.	4/3/2020	9,820,525	CHF	10,151,148	USD	—	(839)
Bank of America N.A.	4/3/2020	4,248,296	DKK	614,479	USD	10,209	—
Bank of America N.A.	4/3/2020	67,915,911	DKK	9,987,750	USD	—	(1,091)
Bank of America N.A.	4/3/2020	2,646,943	EUR	2,859,064	USD	45,375	—
Bank of America N.A.	4/3/2020	42,351,214	EUR	46,471,225	USD	—	(68)
Bank of America N.A.	4/3/2020	1,311,296	GBP	1,545,315	USD	80,647	—
Bank of America N.A.	4/3/2020	20,255,807	GBP	25,117,545	USD	—	(1,035)
Bank of America N.A.	4/3/2020	2,547,235	HKD	328,357	USD	278	—
Bank of America N.A.	4/3/2020	41,363,964	HKD	5,337,108	USD	—	(473)
Bank of America N.A.	4/3/2020	81,343	ILS	22,592	USD	403	—
Bank of America N.A.	4/3/2020	1,298,823	ILS	367,209	USD	—	(38)
Bank of America N.A.	4/3/2020	183,948,462	JPY	1,651,885	USD	52,103	—
Bank of America N.A.	4/3/2020	2,898,493,872	JPY	26,849,740	USD	160	—
Bank of America N.A.	4/3/2020	2,759,401	NOK	248,855	USD	13,922	—
Bank of America N.A.	4/3/2020	42,471,063	NOK	4,044,887	USD	—	(384)
Bank of America N.A.	4/3/2020	64,129	NZD	37,168	USD	850	—
Bank of America N.A.	4/3/2020	1,018,905	NZD	604,126	USD	—	(74)
Bank of America N.A.	4/3/2020	2,559,352	SEK	252,014	USD	6,311	—
Bank of America N.A.	4/3/2020	40,579,714	SEK	4,096,243	USD	—	(376)
Bank of America N.A.	4/3/2020	98,135	SGD	67,842	USD	1,082	—
Bank of America N.A.	4/3/2020	1,569,710	SGD	1,102,705	USD	—	(250)
Bank of America N.A.	4/3/2020	5,336,915	USD	8,270,953	AUD	274,653	—
Bank of America N.A.	4/3/2020	134,110	USD	206,029	AUD	8,009	—
Bank of America N.A.	4/3/2020	201,165	USD	309,044	AUD	12,014	—
Bank of America N.A.	4/3/2020	9,941,305	USD	9,601,014	CHF	17,879	—
Bank of America N.A.	4/3/2020	249,813	USD	234,145	CHF	7,805	—
Bank of America N.A.	4/3/2020	374,719	USD	351,217	CHF	11,707	—
Bank of America N.A.	4/3/2020	9,781,284	USD	66,410,712	DKK	15,957	—
Bank of America N.A.	4/3/2020	245,792	USD	1,626,908	DKK	6,564	—
Bank of America N.A.	4/3/2020	368,688	USD	2,440,361	DKK	9,846	—
Bank of America N.A.	4/3/2020	45,510,580	USD	41,350,512	EUR	137,474	—
Bank of America N.A.	4/3/2020	1,715,438	USD	1,519,557	EUR	48,058	—
Bank of America N.A.	4/3/2020	1,143,626	USD	1,013,038	EUR	32,039	—
Bank of America N.A.	4/3/2020	24,598,319	USD	19,243,295	GBP	737,289	—
Bank of America N.A.	4/3/2020	927,189	USD	719,292	GBP	35,291	—
Bank of America N.A.	4/3/2020	618,126	USD	479,528	GBP	23,528	—
Bank of America N.A.	4/3/2020	5,226,780	USD	40,731,878	HKD	—	(28,306)
Bank of America N.A.	4/3/2020	197,014	USD	1,530,583	HKD	—	(457)
Bank of America N.A.	4/3/2020	131,343	USD	1,020,391	HKD	—	(304)
Bank of America N.A.	4/3/2020	359,618	USD	1,253,524	ILS	5,253	—
Bank of America N.A.	4/3/2020	13,555	USD	48,133	ILS	—	(52)

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/3/2020	9,037	USD	32,090	ILS	$—	$(35)
Bank of America N.A.	4/3/2020	26,294,707	USD	2,831,361,460	JPY	66,681	—
Bank of America N.A.	4/3/2020	991,131	USD	103,806,799	JPY	29,527	—
Bank of America N.A.	4/3/2020	660,754	USD	69,204,532	JPY	19,685	—
Bank of America N.A.	4/3/2020	3,961,272	USD	37,513,563	NOK	388,870	—
Bank of America N.A.	4/3/2020	149,313	USD	1,437,787	NOK	12,393	—
Bank of America N.A.	4/3/2020	99,542	USD	958,525	NOK	8,262	—
Bank of America N.A.	4/3/2020	591,638	USD	953,670	NZD	26,260	—
Bank of America N.A.	4/3/2020	14,867	USD	23,589	NZD	883	—
Bank of America N.A.	4/3/2020	22,301	USD	35,384	NZD	1,324	—
Bank of America N.A.	4/3/2020	4,011,565	USD	38,832,992	SEK	92,001	—
Bank of America N.A.	4/3/2020	151,209	USD	1,435,515	SEK	6,317	—
Bank of America N.A.	4/3/2020	100,806	USD	957,010	SEK	4,211	—
Bank of America N.A.	4/3/2020	1,079,910	USD	1,506,863	SGD	21,594	—
Bank of America N.A.	4/3/2020	40,705	USD	56,641	SGD	924	—
Bank of America N.A.	4/3/2020	27,137	USD	37,761	SGD	616	—
Bank of America N.A.	5/5/2020	4,363,582	USD	7,128,894	AUD	—	(517)
Bank of America N.A.	5/5/2020	9,814,946	USD	66,695,218	DKK	—	(3,620)
Bank of America N.A.	5/5/2020	21,029,713	USD	16,949,372	GBP	—	(1,241)
Bank of America N.A.	5/5/2020	308,824	USD	1,091,709	ILS	—	(141)
Bank of America N.A.	5/5/2020	574,101	USD	968,756	NZD	—	(66)
Bank of America N.A.	5/6/2020	9,555,843	USD	9,232,378	CHF	—	(3,504)
Bank of America N.A.	5/6/2020	40,126,689	USD	36,525,561	EUR	—	(3,427)
Bank of America N.A.	5/6/2020	4,725,458	USD	36,636,230	HKD	—	(621)
Bank of America N.A.	5/6/2020	2,782,136	USD	29,214,370	NOK	—	(464)
Bank of America N.A.	5/6/2020	3,389,090	USD	33,556,156	SEK	—	(395)
Bank of America N.A.	5/6/2020	802,724	USD	1,142,476	SGD	—	(91)
Bank of America N.A.	5/8/2020	25,949,882	USD	2,797,122,210	JPY	—	(2,698)
Citibank N.A.	4/1/2020	1,967,267	HKD	900,063	ILS	—	(627)
Citibank N.A.	4/3/2020	8,903,226	AUD	5,449,567	USD	—	(320)
Citibank N.A.	4/3/2020	9,820,982	CHF	10,151,148	USD	—	(367)
Citibank N.A.	4/3/2020	67,922,273	DKK	9,987,750	USD	—	(156)
Citibank N.A.	4/3/2020	42,349,130	EUR	46,471,225	USD	—	(2,355)
Citibank N.A.	4/3/2020	20,255,774	GBP	25,117,545	USD	—	(1,075)
Citibank N.A.	4/3/2020	41,366,387	HKD	5,337,108	USD	—	(160)
Citibank N.A.	4/3/2020	1,298,841	ILS	367,209	USD	—	(33)
Citibank N.A.	4/3/2020	2,898,332,773	JPY	26,849,740	USD	—	(1,332)
Citibank N.A.	4/3/2020	42,473,223	NOK	4,044,887	USD	—	(178)
Citibank N.A.	4/3/2020	1,018,998	NZD	604,126	USD	—	(19)
Citibank N.A.	4/3/2020	40,581,893	SEK	4,096,243	USD	—	(156)
Citibank N.A.	4/3/2020	1,569,982	SGD	1,102,705	USD	—	(59)
Citibank N.A.	4/3/2020	5,336,915	USD	8,271,466	AUD	274,340	—
Citibank N.A.	4/3/2020	268,220	USD	404,906	AUD	20,396	—
Citibank N.A.	4/3/2020	67,055	USD	103,509	AUD	3,702	—
Citibank N.A.	4/3/2020	9,941,305	USD	9,600,964	CHF	17,930	—
Citibank N.A.	4/3/2020	499,626	USD	476,610	CHF	7,011	—
Citibank N.A.	4/3/2020	124,906	USD	116,435	CHF	4,561	—
Citibank N.A.	4/3/2020	9,781,284	USD	66,405,949	DKK	16,657	—
Citibank N.A.	4/3/2020	491,584	USD	3,281,323	DKK	9,084	—
Citibank N.A.	4/3/2020	122,896	USD	808,594	DKK	3,997	—
Citibank N.A.	4/3/2020	45,510,580	USD	41,353,104	EUR	134,629	—
Citibank N.A.	4/3/2020	2,287,251	USD	2,043,106	EUR	45,391	—
Citibank N.A.	4/3/2020	571,813	USD	503,509	EUR	19,323	—
Citibank N.A.	4/3/2020	24,598,319	USD	19,242,076	GBP	738,801	—
Citibank N.A.	4/3/2020	1,236,252	USD	964,000	GBP	40,925	—

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	4/3/2020	309,063	USD	238,792	GBP	$12,970	$—
Citibank N.A.	4/3/2020	5,226,780	USD	40,730,655	HKD	—	(28,148)
Citibank N.A.	4/3/2020	262,685	USD	2,040,877	HKD	—	(622)
Citibank N.A.	4/3/2020	65,671	USD	510,240	HKD	—	(158)
Citibank N.A.	4/3/2020	359,618	USD	1,253,647	ILS	5,218	—
Citibank N.A.	4/3/2020	18,074	USD	62,138	ILS	508	—
Citibank N.A.	4/3/2020	4,518	USD	15,974	ILS	2	—
Citibank N.A.	4/3/2020	26,294,707	USD	2,831,424,567	JPY	66,097	—
Citibank N.A.	4/3/2020	1,321,508	USD	141,941,588	JPY	6,647	—
Citibank N.A.	4/3/2020	330,377	USD	34,237,100	JPY	13,225	—
Citibank N.A.	4/3/2020	3,961,272	USD	37,516,260	NOK	388,613	—
Citibank N.A.	4/3/2020	199,084	USD	1,835,403	NOK	24,299	—
Citibank N.A.	4/3/2020	49,771	USD	478,035	NOK	4,248	—
Citibank N.A.	4/3/2020	591,638	USD	953,669	NZD	26,261	—
Citibank N.A.	4/3/2020	29,734	USD	47,082	NZD	1,821	—
Citibank N.A.	4/3/2020	7,434	USD	11,871	NZD	396	—
Citibank N.A.	4/3/2020	4,011,565	USD	38,836,258	SEK	91,672	—
Citibank N.A.	4/3/2020	201,612	USD	1,896,310	SEK	10,210	—
Citibank N.A.	4/3/2020	50,403	USD	478,632	SEK	2,093	—
Citibank N.A.	4/3/2020	1,079,910	USD	1,506,953	SGD	21,531	—
Citibank N.A.	4/3/2020	54,274	USD	75,149	SGD	1,495	—
Citibank N.A.	4/3/2020	13,568	USD	18,859	SGD	323	—
Citibank N.A.	5/5/2020	4,363,582	USD	7,128,650	AUD	—	(367)
Citibank N.A.	5/5/2020	9,814,946	USD	66,681,732	DKK	—	(1,634)
Citibank N.A.	5/5/2020	21,029,713	USD	16,948,798	GBP	—	(529)
Citibank N.A.	5/5/2020	308,824	USD	1,091,496	ILS	—	(80)
Citibank N.A.	5/5/2020	574,101	USD	968,809	NZD	—	(98)
Citibank N.A.	5/6/2020	9,555,843	USD	9,230,801	CHF	—	(1,871)
Citibank N.A.	5/6/2020	40,126,689	USD	36,525,095	EUR	—	(2,916)
Citibank N.A.	5/6/2020	4,725,458	USD	36,632,162	HKD	—	(96)
Citibank N.A.	5/6/2020	2,782,136	USD	29,211,877	NOK	—	(227)
Citibank N.A.	5/6/2020	3,389,090	USD	33,558,264	SEK	—	(608)
Citibank N.A.	5/6/2020	802,724	USD	1,142,448	SGD	—	(71)
Citibank N.A.	5/8/2020	25,949,882	USD	2,797,070,311	JPY	—	(2,216)
Credit Suisse International	4/3/2020	6,783,015	AUD	4,152,053	USD	—	(488)
Credit Suisse International	4/3/2020	7,482,275	CHF	7,734,209	USD	—	(671)
Credit Suisse International	4/3/2020	51,748,573	DKK	7,609,715	USD	—	(374)
Credit Suisse International	4/3/2020	32,266,273	EUR	35,406,652	USD	—	(1,504)
Credit Suisse International	4/3/2020	15,432,948	GBP	19,137,180	USD	—	(850)
Credit Suisse International	4/3/2020	31,516,442	HKD	4,066,369	USD	—	(227)
Credit Suisse International	4/3/2020	989,609	ILS	279,782	USD	—	(24)
Credit Suisse International	4/3/2020	2,208,231,388	JPY	20,456,948	USD	—	(1,224)
Credit Suisse International	4/3/2020	32,360,765	NOK	3,081,820	USD	—	(117)
Credit Suisse International	4/3/2020	776,302	NZD	460,289	USD	—	(63)
Credit Suisse International	4/3/2020	30,919,394	SEK	3,120,948	USD	—	(134)
Credit Suisse International	4/3/2020	1,196,033	SGD	840,159	USD	—	(149)
Credit Suisse International	4/3/2020	5,336,915	USD	8,270,991	AUD	274,630	—
Credit Suisse International	4/3/2020	9,941,305	USD	9,601,402	CHF	17,478	—
Credit Suisse International	4/3/2020	9,781,284	USD	66,409,245	DKK	16,172	—
Credit Suisse International	4/3/2020	45,510,580	USD	41,353,442	EUR	134,258	—
Credit Suisse International	4/3/2020	24,598,319	USD	19,242,873	GBP	737,812	—
Credit Suisse International	4/3/2020	5,226,780	USD	40,732,453	HKD	—	(28,380)
Credit Suisse International	4/3/2020	359,618	USD	1,253,781	ILS	5,180	—
Credit Suisse International	4/3/2020	26,294,707	USD	2,831,474,527	JPY	65,634	—
Credit Suisse International	4/3/2020	3,961,272	USD	37,516,466	NOK	388,593	—

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Credit Suisse International	4/3/2020	591,638	USD	953,618	NZD	$26,291	$—
Credit Suisse International	4/3/2020	4,011,565	USD	38,835,191	SEK	91,780	—
Credit Suisse International	4/3/2020	1,079,910	USD	1,506,906	SGD	21,564	—
Credit Suisse International	5/5/2020	3,324,634	USD	5,431,210	AUD	—	(193)
Credit Suisse International	5/5/2020	7,478,058	USD	50,808,394	DKK	—	(1,722)
Credit Suisse International	5/5/2020	16,022,641	USD	12,913,560	GBP	—	(635)
Credit Suisse International	5/5/2020	235,297	USD	831,674	ILS	—	(75)
Credit Suisse International	5/5/2020	437,414	USD	738,046	NZD	—	(15)
Credit Suisse International	5/6/2020	7,280,644	USD	7,031,981	CHF	—	(378)
Credit Suisse International	5/6/2020	30,572,717	USD	27,828,114	EUR	—	(1,637)
Credit Suisse International	5/6/2020	3,600,353	USD	27,909,980	HKD	—	(38)
Credit Suisse International	5/6/2020	2,119,723	USD	22,256,534	NOK	—	(159)
Credit Suisse International	5/6/2020	2,582,167	USD	25,564,620	SEK	—	(98)
Credit Suisse International	5/6/2020	611,602	USD	870,480	SGD	—	(82)
Credit Suisse International	5/8/2020	19,771,340	USD	2,131,000,499	JPY	—	(753)
Goldman Sachs	4/1/2020	816,868	NOK	779,365	SEK	—	(873)
Goldman Sachs	4/3/2020	8,903,299	AUD	5,449,567	USD	—	(276)
Goldman Sachs	4/3/2020	9,820,880	CHF	10,151,148	USD	—	(472)
Goldman Sachs	4/3/2020	67,707,726	DKK	9,987,750	USD	—	(31,704)
Goldman Sachs	4/3/2020	42,349,323	EUR	46,471,225	USD	—	(2,143)
Goldman Sachs	4/3/2020	20,255,742	GBP	25,117,545	USD	—	(1,116)
Goldman Sachs	4/3/2020	41,363,713	HKD	5,337,108	USD	—	(505)
Goldman Sachs	4/3/2020	1,301,070	ILS	367,209	USD	597	—
Goldman Sachs	4/3/2020	2,898,335,458	JPY	26,849,740	USD	—	(1,308)
Goldman Sachs	4/3/2020	42,473,033	NOK	4,044,887	USD	—	(196)
Goldman Sachs	4/3/2020	1,013,298	NZD	604,126	USD	—	(3,398)
Goldman Sachs	4/3/2020	40,581,295	SEK	4,096,243	USD	—	(216)
Goldman Sachs	4/3/2020	1,569,637	SGD	1,102,705	USD	—	(302)
Goldman Sachs	4/3/2020	5,336,915	USD	8,260,801	AUD	280,867	—
Goldman Sachs	4/3/2020	201,165	USD	303,674	AUD	15,300	—
Goldman Sachs	4/3/2020	9,941,305	USD	9,604,921	CHF	13,841	—
Goldman Sachs	4/3/2020	374,719	USD	357,485	CHF	5,229	—
Goldman Sachs	4/3/2020	9,781,284	USD	66,405,235	DKK	16,762	—
Goldman Sachs	4/3/2020	368,688	USD	2,469,273	DKK	5,595	—
Goldman Sachs	4/3/2020	45,510,580	USD	41,366,410	EUR	120,029	—
Goldman Sachs	4/3/2020	1,715,438	USD	1,537,678	EUR	28,174	—
Goldman Sachs	4/3/2020	24,598,319	USD	19,242,030	GBP	738,857	—
Goldman Sachs	4/3/2020	927,189	USD	722,948	GBP	30,758	—
Goldman Sachs	4/3/2020	5,226,780	USD	40,741,950	HKD	—	(29,605)
Goldman Sachs	4/3/2020	197,014	USD	1,531,135	HKD	—	(528)
Goldman Sachs	4/3/2020	359,618	USD	1,253,578	ILS	5,238	—
Goldman Sachs	4/3/2020	13,555	USD	46,750	ILS	339	—
Goldman Sachs	4/3/2020	26,294,707	USD	2,833,212,607	JPY	49,533	—
Goldman Sachs	4/3/2020	991,131	USD	106,202,560	JPY	7,335	—
Goldman Sachs	4/3/2020	3,961,272	USD	37,496,090	NOK	390,534	—
Goldman Sachs	4/3/2020	149,313	USD	1,382,406	NOK	17,667	—
Goldman Sachs	4/3/2020	591,638	USD	952,913	NZD	26,709	—
Goldman Sachs	4/3/2020	22,301	USD	35,458	NZD	1,280	—
Goldman Sachs	4/3/2020	4,011,565	USD	38,822,911	SEK	93,019	—
Goldman Sachs	4/3/2020	151,209	USD	1,433,246	SEK	6,546	—
Goldman Sachs	4/3/2020	1,079,910	USD	1,506,794	SGD	21,643	—

Goldman Sachs	4/3/2020	40,705	USD	56,315	SGD	1,154	—

Goldman Sachs	5/5/2020	4,363,582	USD	7,128,219	AUD	—	(103)

Goldman Sachs	5/5/2020	9,814,946	USD	66,468,483	DKK	29,759	—

Goldman Sachs	5/5/2020	21,029,713	USD	16,948,061	GBP	386	—

Goldman Sachs	5/5/2020	308,824	USD	1,093,352	ILS	—	(606)

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Goldman Sachs	5/5/2020	574,101	USD	963,234	NZD	$3,206	$—

Goldman Sachs	5/6/2020	9,555,843	USD	9,230,056	CHF	—	(1,100)

Goldman Sachs	5/6/2020	40,126,689	USD	36,521,971	EUR	518	—

Goldman Sachs	5/6/2020	4,725,458	USD	36,663,321	HKD	—	(4,116)

Goldman Sachs	5/6/2020	2,782,136	USD	29,209,437	NOK	6	—

Goldman Sachs	5/6/2020	3,389,090	USD	33,550,120	SEK	215	—

Goldman Sachs	5/6/2020	802,724	USD	1,142,249	SGD	69	—

Goldman Sachs	5/8/2020	25,949,882	USD	2,796,883,471	JPY	—	(482)

JP Morgan Chase Bank N.A.	4/3/2020	4,066,221	USD	6,302,118	AUD	208,991	—

JP Morgan Chase Bank N.A.	4/3/2020	7,574,330	USD	7,315,061	CHF	13,622	—

JP Morgan Chase Bank N.A.	4/3/2020	7,452,410	USD	50,595,947	DKK	12,556	—

JP Morgan Chase Bank N.A.	4/3/2020	34,674,730	USD	31,506,356	EUR	103,423	—

JP Morgan Chase Bank N.A.	4/3/2020	18,741,580	USD	14,660,529	GBP	563,024	—

JP Morgan Chase Bank N.A.	4/3/2020	3,982,311	USD	31,032,772	HKD	—	(21,430)

JP Morgan Chase Bank N.A.	4/3/2020	273,999	USD	955,221	ILS	3,963	—

JP Morgan Chase Bank N.A.	4/3/2020	20,034,064	USD	2,157,229,946	JPY	50,786	—

JP Morgan Chase Bank N.A.	4/3/2020	3,018,112	USD	28,583,018	NOK	296,162	—

JP Morgan Chase Bank N.A.	4/3/2020	450,772	USD	726,550	NZD	20,041	—

JP Morgan Chase Bank N.A.	4/3/2020	3,056,435	USD	29,588,171	SEK	69,987	—

JP Morgan Chase Bank N.A.	4/3/2020	822,792	USD	1,148,139	SGD	16,419	—

Morgan Stanley & Co. International	4/1/2020	239,475	CHF	405,526	AUD	—	(696)

Morgan Stanley & Co. International	4/1/2020	823,389	GBP	3,632,580	ILS	—	(5,931)

Morgan Stanley & Co. International	4/1/2020	496,895	NZD	2,933,767	SEK	—	(1,526)

State Street Bank and Trust	4/1/2020	1,285,035	DKK	172,166	EUR	44	—

State Street Bank and Trust	4/1/2020	19,805,293	JPY	167,180	EUR	20	—

UBS AG	4/3/2020	8,902,936	AUD	5,449,567	USD	—	(498)

UBS AG	4/3/2020	9,820,657	CHF	10,151,148	USD	—	(703)

UBS AG	4/3/2020	67,915,262	DKK	9,987,750	USD	—	(1,187)

UBS AG	4/3/2020	42,349,053	EUR	46,471,225	USD	—	(2,440)

UBS AG	4/3/2020	20,254,958	GBP	25,117,545	USD	—	(2,088)

UBS AG	4/3/2020	41,363,815	HKD	5,337,108	USD	—	(492)

UBS AG	4/3/2020	1,297,648	ILS	367,209	USD	—	(370)

UBS AG	4/3/2020	2,898,225,374	JPY	26,849,740	USD	—	(2,327)

UBS AG	4/3/2020	42,453,310	NOK	4,044,887	USD	—	(2,074)

UBS AG	4/3/2020	1,018,939	NZD	604,126	USD	—	(54)

UBS AG	4/3/2020	40,562,784	SEK	4,096,243	USD	—	(2,085)

UBS AG	4/3/2020	1,569,906	SGD	1,102,705	USD	—	(113)

UBS AG	5/5/2020	4,363,582	USD	7,127,951	AUD	61	—

UBS AG	5/5/2020	9,814,946	USD	66,687,709	DKK	—	(2,514)

UBS AG	5/5/2020	21,029,713	USD	16,947,979	GBP	488	—

UBS AG	5/5/2020	308,824	USD	1,091,766	ILS	—	(157)

UBS AG	5/5/2020	574,101	USD	968,576	NZD	40	—

UBS AG	5/6/2020	9,555,843	USD	9,229,253	CHF	—	(269)

UBS AG	5/6/2020	40,126,689	USD	36,520,707	EUR	1,905	—

UBS AG	5/6/2020	4,725,458	USD	36,631,183	HKD	30	—

UBS AG	5/6/2020	2,782,136	USD	29,199,210	NOK	980	—

UBS AG	5/6/2020	3,389,090	USD	33,539,946	SEK	1,242	—

UBS AG	5/6/2020	802,724	USD	1,142,490	SGD	—	(100)
UBS AG	5/8/2020	25,949,882	USD	2,796,517,578	JPY	2,912	—
						$9,365,283	$(263,716)

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.8%

Japan – 98.8%

Air Freight & Logistics – 0.0%

Kintetsu World Express, Inc.	38,100	$560,092

Airlines – 0.3%

Japan Airlines Co., Ltd.(a)	276,500	5,096,892

Auto Components – 5.4%

Aisan Industry Co., Ltd.	40,300	188,518

Aisin Seiki Co., Ltd.	300,108	7,405,750

Bridgestone Corp.	725,685	22,337,560

Daido Metal Co., Ltd.	39,900	198,844

Daikyonishikawa Corp.(a)	64,800	296,524

Denso Corp.	623,279	20,155,315

Eagle Industry Co., Ltd.	48,300	303,343

Exedy Corp.	40,200	595,431

FCC Co., Ltd.	34,900	510,464

Futaba Industrial Co., Ltd.	40,300	170,600

G-Tekt Corp.	39,900	408,406

H-One Co., Ltd.	40,300	185,905

JTEKT Corp.	312,178	2,125,430

Kasai Kogyo Co., Ltd.(a)	35,500	173,628

Keihin Corp.	53,000	1,239,637

Koito Manufacturing Co., Ltd.	66,701	2,258,276

Musashi Seimitsu Industry Co., Ltd.	40,300	311,335

NGK Spark Plug Co., Ltd.	183,864	2,592,200

NHK Spring Co., Ltd.	154,500	1,013,255

Nifco, Inc.	52,490	943,269

Nippon Piston Ring Co., Ltd.	29,400	307,739

Nissin Kogyo Co., Ltd.	45,400	926,882

NOK Corp.	128,700	1,422,251

Pacific Industrial Co., Ltd.	40,200	350,407

Piolax, Inc.	39,900	561,420

Press Kogyo Co., Ltd.	52,500	117,688

Sanoh Industrial Co., Ltd.(a)	50,800	321,867

Shoei Co., Ltd.(a)	33,400	702,002

Showa Corp.	45,600	951,241

Stanley Electric Co., Ltd.	84,807	1,674,851

Sumitomo Electric Industries Ltd.	704,583	7,427,312

Sumitomo Riko Co., Ltd.	64,700	350,604

Sumitomo Rubber Industries Ltd.	279,491	2,638,149

T. RAD Co., Ltd.	20,500	235,848

Tachi-S Co., Ltd.	40,300	365,838

Taiho Kogyo Co., Ltd.	46,600	232,234

Tokai Rika Co., Ltd.	96,414	1,202,105

Topre Corp.	40,300	447,964

Toyo Tire Corp.(a)	99,300	1,140,586

Toyoda Gosei Co., Ltd.	94,600	1,624,644

Toyota Boshoku Corp.	180,636	2,153,476

TPR Co., Ltd.	40,294	429,982

TS Tech Co., Ltd.	40,232	953,300

Unipres Corp.	40,300	359,865

Yokohama Rubber Co., Ltd. (The)	125,300	1,558,778

Yorozu Corp.	40,300	394,209

Total Auto Components		92,264,932

Automobiles – 10.6%

Honda Motor Co., Ltd.	1,851,547	$41,677,173

Isuzu Motors Ltd.	642,000	4,253,834

Mazda Motor Corp.(a)	518,115	2,745,234

Mitsubishi Motors Corp.(a)	1,487,301	4,215,776

Subaru Corp.	1,093,567	21,004,226

Suzuki Motor Corp.	179,836	4,305,369

Toyota Motor Corp.	1,612,370	97,096,173

Yamaha Motor Co., Ltd.	416,400	5,041,312

Total Automobiles		180,339,097

Banks – 7.7%

Mitsubishi UFJ Financial Group, Inc.	15,125,022	56,462,266

Mizuho Financial Group, Inc.	31,589,744	36,167,777

Sumitomo Mitsui Financial Group, Inc.	1,596,500	38,790,417

Total Banks		131,420,460

Beverages – 1.3%

Asahi Group Holdings Ltd.	240,600	7,822,760

Kirin Holdings Co., Ltd.	501,945	9,938,469

Suntory Beverage & Food Ltd.	124,300	4,703,492

Takara Holdings, Inc.(a)	65,200	489,204

Total Beverages		22,953,925

Building Products – 1.6%

AGC, Inc.	175,247	4,316,445

Aica Kogyo Co., Ltd.	42,500	1,218,448

Central Glass Co., Ltd.	39,900	695,584

Daikin Industries Ltd.	84,749	10,338,978

LIXIL Group Corp.	373,500	4,653,397

Nippon Sheet Glass Co., Ltd.(a)	77,300	238,441

Nitto Boseki Co., Ltd.(a)	19,500	862,512

Noritz Corp.	40,300	439,378

Okabe Co., Ltd.	16,000	107,156

Sanwa Holdings Corp.	155,731	1,217,516

TOTO Ltd.	90,800	3,023,723

Total Building Products		27,111,578

Capital Markets – 0.6%

GCA Corp.	39,800	207,562

Nomura Holdings, Inc.(a)	1,549,145	6,569,391

SBI Holdings, Inc.	235,100	3,436,504

Sparx Group Co., Ltd.	163,200	250,949

Total Capital Markets		10,464,406

Chemicals – 7.7%

ADEKA Corp.	54,200	678,284

Arakawa Chemical Industries Ltd.	40,300	449,084

Asahi Kasei Corp.	1,031,422	7,307,040

Chugoku Marine Paints Ltd.	40,000	325,691

Daicel Corp.	269,042	1,966,321

Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	37,800	825,994

Denka Co., Ltd.	75,715	1,596,990

DIC Corp.	96,753	2,144,689

Fujimi, Inc.(a)	40,300	1,003,440

Fujimori Kogyo Co., Ltd.	28,800	780,325

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2020

Investments	Shares	Value

Fuso Chemical Co., Ltd.	15,300	$430,138

Hitachi Chemical Co., Ltd.	104,615	4,447,991

JCU Corp.	26,600	555,137

JSP Corp.(a)	40,300	521,879

JSR Corp.	198,600	3,666,433

Kaneka Corp.	40,400	969,256

Kansai Paint Co., Ltd.	91,200	1,738,591

KH Neochem Co., Ltd.	20,000	281,784

Kumiai Chemical Industry Co., Ltd.(a)	39,300	304,702

Kuraray Co., Ltd.	278,037	2,812,435

Kureha Corp.	16,700	681,427

Lintec Corp.	62,647	1,319,617

Mitsubishi Chemical Holdings Corp.	2,057,063	12,248,438

Mitsubishi Gas Chemical Co., Inc.	279,182	3,041,249

Mitsui Chemicals, Inc.	195,915	3,722,122

Moriroku Holdings Co., Ltd.(a)	40,400	560,222

Nihon Nohyaku Co., Ltd.(a)	39,900	154,492

Nihon Parkerizing Co., Ltd.	40,300	418,100

Nippon Kayaku Co., Ltd.	104,900	966,843

Nippon Paint Holdings Co., Ltd.	81,700	4,283,470

Nippon Shokubai Co., Ltd.(a)	36,400	1,669,029

Nippon Soda Co., Ltd.	40,400	1,009,298

Nissan Chemical Corp.	62,153	2,268,379

Nitto Denko Corp.	151,174	6,756,654

NOF Corp.	40,300	1,280,432

Okamoto Industries, Inc.	27,700	995,563

Osaka Soda Co., Ltd.(a)	37,800	901,275

Riken Technos Corp.	118,900	424,033

Sakata INX Corp.	40,300	339,333

Sanyo Chemical Industries Ltd.	24,600	901,237

Shikoku Chemicals Corp.	40,300	370,691

Shin-Etsu Chemical Co., Ltd.	230,679	22,927,939

Showa Denko K.K.	142,031	2,943,109

Sumitomo Bakelite Co., Ltd.	30,500	648,395

Sumitomo Chemical Co., Ltd.	1,865,385	5,546,650

Sumitomo Seika Chemicals Co., Ltd.	16,800	413,639

T Hasegawa Co., Ltd.	23,400	441,534

Taiyo Holdings Co., Ltd.	40,326	1,520,326

Taiyo Nippon Sanso Corp.	118,953	1,764,103

Takasago International Corp.	26,200	489,513

Tayca Corp.(a)	21,000	279,533

Teijin Ltd.	182,200	3,088,565

Tokai Carbon Co., Ltd.(a)	119,400	986,567

Tokuyama Corp.	30,500	591,043

Tokyo Ohka Kogyo Co., Ltd.	34,400	1,320,810

Toray Industries, Inc.	816,418	3,546,849

Tosoh Corp.	308,707	3,517,295

Toyo Ink SC Holdings Co., Ltd.	66,600	1,261,609

Toyobo Co., Ltd.	59,951	634,746

Ube Industries Ltd.	88,500	1,358,385

Zeon Corp.	86,000	648,455

Total Chemicals		131,047,173

Commercial Services & Supplies – 0.2%

Mitsubishi Pencil Co., Ltd.	40,300	530,465

Park24 Co., Ltd.	118,900	1,752,303

Pilot Corp.	26,800	892,465

Sato Holdings Corp.	35,700	701,731

Total Commercial Services & Supplies		3,876,964

Construction & Engineering – 0.7%

JGC Holdings Corp.(a)	119,900	964,042

Kajima Corp.	399,400	4,102,956

Obayashi Corp.	519,900	4,459,519

Penta-Ocean Construction Co., Ltd.	265,300	1,398,321

Taikisha Ltd.	40,200	1,165,541

Total Construction & Engineering		12,090,379

Construction Materials – 0.1%

Krosaki Harima Corp.	21,400	809,773

Taiheiyo Cement Corp.	70,600	1,209,856

Total Construction Materials		2,019,629

Consumer Finance – 0.2%

AEON Financial Service Co., Ltd.	225,600	2,419,942

J Trust Co., Ltd.(a)	40,300	83,993

Total Consumer Finance		2,503,935

Containers & Packaging – 0.0%

Fuji Seal International, Inc.	15,582	275,974

Electrical Equipment – 2.0%

Daihen Corp.	39,700	1,068,669

Denyo Co., Ltd.	39,300	700,778

Fuji Electric Co., Ltd.	75,073	1,703,059

Fujikura Ltd.(a)	198,777	576,325

Furukawa Electric Co., Ltd.	48,381	880,632

GS Yuasa Corp.	39,284	529,100

Idec Corp.	23,400	296,957

Mabuchi Motor Co., Ltd.	58,000	1,729,980

Mitsubishi Electric Corp.	1,553,714	19,213,637

Nidec Corp.	110,816	5,755,596

Nippon Carbon Co., Ltd.	5,000	148,905

Nissin Electric Co., Ltd.	63,600	545,538

Sanyo Denki Co., Ltd.	11,900	480,057

SEC Carbon Ltd.(a)	3,500	201,334

Sinfonia Technology Co., Ltd.	28,100	249,882

Tatsuta Electric Wire and Cable Co., Ltd.	39,300	167,459

Toyo Tanso Co., Ltd.	14,700	190,499

Total Electrical Equipment		34,438,407

Electronic Equipment, Instruments & Components – 4.9%

Ai Holdings Corp.	40,200	496,379

Alps Alpine Co., Ltd.	151,400	1,471,156

Amano Corp.	40,433	894,017

Anritsu Corp.(a)	40,300	748,847

Canon Electronics, Inc.	40,300	595,419

Citizen Watch Co., Ltd.(a)	279,085	992,716

Dexerials Corp.	48,000	310,352

ESPEC Corp.	39,700	603,839

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2020

Investments	Shares	Value

Hakuto Co., Ltd.	40,319	$361,155

Hamamatsu Photonics K.K.	40,200	1,645,908

Hirose Electric Co., Ltd.	27,360	2,838,516

Hitachi High-Tech Corp.	64,919	4,798,792

Hitachi Ltd.	548,705	15,974,988

Horiba Ltd.	32,700	1,629,623

Ibiden Co., Ltd.	69,901	1,535,225

Iriso Electronics Co., Ltd.(a)	20,000	590,987

Japan Aviation Electronics Industry Ltd.	44,200	532,668

Kaga Electronics Co., Ltd.	40,300	635,363

Keyence Corp.	21,040	6,788,228

Koa Corp.	34,400	284,237

Kyosan Electric Manufacturing Co., Ltd.	40,300	173,960

Macnica Fuji Electronics Holdings, Inc.	42,300	525,444

Marubun Corp.	40,300	177,693

Meiko Electronics Co., Ltd.(a)	9,000	111,546

Murata Manufacturing Co., Ltd.	346,768	17,576,902

Nippon Electric Glass Co., Ltd.	93,860	1,258,944

Nissha Co., Ltd.	40,300	268,032

Ohara, Inc.(a)	24,000	193,859

Oki Electric Industry Co., Ltd.	76,530	718,831

Omron Corp.	83,600	4,359,854

Optex Group Co., Ltd.	32,100	297,346

Osaki Electric Co., Ltd.	40,300	199,344

Restar Holdings Corp.(a)	40,400	566,584

Riken Keiki Co., Ltd.	38,300	724,456

Ryoden Corp.	40,200	482,973

Ryosan Co., Ltd.	39,845	881,754

Sanshin Electronics Co., Ltd.	39,454	509,827

Satori Electric Co., Ltd.(a)	40,300	331,120

Shimadzu Corp.	69,700	1,836,844

Siix Corp.(a)	24,200	194,577

Sumida Corp.(a)	40,300	247,127

Taiyo Yuden Co., Ltd.(a)	40,300	1,068,022

TDK Corp.	67,568	5,244,962

Topcon Corp.	40,100	297,904

V Technology Co., Ltd.	9,600	278,338

Yokogawa Electric Corp.	110,338	1,331,762

Total Electronic Equipment, Instruments & Components		83,586,420

Energy Equipment & Services – 0.0%

Modec, Inc.	27,800	336,572

Entertainment – 2.3%

Capcom Co., Ltd.	55,500	1,742,810

GungHo Online Entertainment, Inc.	25,949	363,437

Koei Tecmo Holdings Co., Ltd.	82,940	2,139,668

Konami Holdings Corp.	87,700	2,693,025

Nintendo Co., Ltd.	77,200	29,755,843

Square Enix Holdings Co., Ltd.	40,300	1,801,190

Toei Animation Co., Ltd.(a)	21,700	1,015,099

Total Entertainment		39,511,072

Food & Staples Retailing – 1.1%

Ministop Co., Ltd.(a)	40,300	543,530

Seven & I Holdings Co., Ltd.	569,924	18,878,683

Total Food & Staples Retailing		19,422,213

Food Products – 1.1%

Ajinomoto Co., Inc.	234,813	4,373,040

Ariake Japan Co., Ltd.	12,300	777,046

Fuji Oil Holdings, Inc.	39,000	942,170

Kagome Co., Ltd.	39,900	1,036,724

Kikkoman Corp.(a)	42,500	1,812,908

Nippon Suisan Kaisha Ltd.	89,000	394,072

Nisshin Oillio Group Ltd. (The)	39,381	1,331,487

Nissin Foods Holdings Co., Ltd.	40,600	3,384,744

Sakata Seed Corp.	28,139	854,948

Toyo Suisan Kaisha Ltd.	40,000	1,934,139

Yakult Honsha Co., Ltd.	29,987	1,774,970

Total Food Products		18,616,248

Health Care Equipment & Supplies – 1.5%

Asahi Intecc Co., Ltd.	27,200	673,229

Hoya Corp.	109,257	9,310,957

Jeol Ltd.	10,200	249,154

Nakanishi, Inc.	40,300	535,691

Nihon Kohden Corp.	26,700	1,004,141

Nipro Corp.	107,600	1,266,820

Olympus Corp.	210,300	3,042,829

Sysmex Corp.	44,860	3,260,354

Terumo Corp.	163,412	5,630,982

Total Health Care Equipment & Supplies		24,974,157

Health Care Technology – 0.1%

M3, Inc.(a)	52,500	1,553,772

Hotels, Restaurants & Leisure – 0.0%

Aeon Fantasy Co., Ltd.(a)	13,800	186,122

Saizeriya Co., Ltd.	4,800	91,105

Total Hotels, Restaurants & Leisure		277,227

Household Durables – 2.8%

Casio Computer Co., Ltd.	222,957	3,133,025

Fujitsu General Ltd.	40,300	729,062

JVCKenwood Corp.	95,400	172,322

Nikon Corp.	414,300	3,830,035

Panasonic Corp.	2,183,270	16,684,709

Rinnai Corp.	23,600	1,672,363

Sekisui Chemical Co., Ltd.	324,200	4,303,447

Sharp Corp.(a)	242,700	2,551,660

Sony Corp.	204,300	12,151,455

Sumitomo Forestry Co., Ltd.	142,900	1,833,324

Tamron Co., Ltd.	37,600	631,456

Toa Corp.	36,200	269,936

Zojirushi Corp.(a)	40,400	554,235

Total Household Durables		48,517,029

Household Products – 0.4%

Lion Corp.	70,400	1,508,362

Pigeon Corp.	49,100	1,885,225

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2020

Investments	Shares	Value

Unicharm Corp.	108,000	$4,052,689

Total Household Products		7,446,276

Independent Power & Renewable Electricity Producers – 0.2%

Electric Power Development Co., Ltd.	137,200	2,768,020

Industrial Conglomerates – 0.2%

Nisshinbo Holdings, Inc.	145,224	969,909

Toshiba Corp.	144,000	3,174,656

Total Industrial Conglomerates		4,144,565

Insurance – 2.9%

Dai-ichi Life Holdings, Inc.	994,900	11,939,169

Sompo Holdings, Inc.	306,300	9,485,072

Tokio Marine Holdings, Inc.	601,400	27,575,656

Total Insurance		48,999,897

Internet & Direct Marketing Retail – 0.1%

Rakuten, Inc.	125,900	956,306

IT Services – 1.0%

Fujitsu Ltd.	103,732	9,373,402

NEC Corp.	70,600	2,579,936

NTT Data Corp.	437,600	4,215,683

Total IT Services		16,169,021

Leisure Products – 0.8%

Bandai Namco Holdings, Inc.	147,500	7,160,831

Mizuno Corp.	33,300	577,132

Shimano, Inc.	24,700	3,532,657

Tomy Co., Ltd.	39,900	281,634

Yamaha Corp.	52,407	2,046,181

Total Leisure Products		13,598,435

Machinery – 8.5%

Aida Engineering Ltd.	44,700	286,116

Amada Holdings Co., Ltd.	359,493	2,840,513

Anest Iwata Corp.	40,300	371,810

Bando Chemical Industries Ltd.	40,300	234,808

CKD Corp.	51,600	707,406

Daifuku Co., Ltd.(a)	47,200	2,994,952

DMG Mori Co., Ltd.(a)	107,900	901,540

Ebara Corp.	45,231	861,842

FANUC Corp.	267,989	36,379,777

Fujitec Co., Ltd.	53,700	691,924

Furukawa Co., Ltd.	40,300	395,702

Glory Ltd.	40,300	929,526

Harmonic Drive Systems, Inc.(a)	25,500	1,116,090

Hino Motors Ltd.	475,810	2,560,749

Hirata Corp.	7,400	315,659

Hitachi Construction Machinery Co., Ltd.(a)	192,200	3,897,233

Hitachi Zosen Corp.	119,900	386,505

Hokuetsu Industries Co., Ltd.	40,300	404,288

Hoshizaki Corp.	21,069	1,582,785

IHI Corp.	109,700	1,282,399

Iseki & Co., Ltd.	40,300	425,940

Japan Steel Works Ltd. (The)	48,100	582,787

Juki Corp.	24,600	125,558

Kawasaki Heavy Industries Ltd.(a)	119,551	1,737,534

Kito Corp.	34,300	316,772

Kitz Corp.	62,200	376,236

Komatsu Ltd.	1,094,106	18,024,802

Kubota Corp.	601,102	7,692,302

Kurita Water Industries Ltd.	56,500	1,307,369

Makino Milling Machine Co., Ltd.	21,400	565,552

Makita Corp.	119,538	3,670,682

Max Co., Ltd.	40,300	621,551

Meidensha Corp.	36,900	554,414

MINEBEA MITSUMI, Inc.	173,301	2,590,967

MISUMI Group, Inc.(a)	51,300	1,119,091

Mitsubishi Heavy Industries Ltd.	226,919	5,743,654

Mitsubishi Logisnext Co., Ltd.(a)	26,700	216,162

Mitsuboshi Belting Ltd.	39,900	451,280

Miura Co., Ltd.	30,300	1,081,993

Nabtesco Corp.	75,000	1,733,361

Nachi-Fujikoshi Corp.	31,400	849,608

NGK Insulators Ltd.	275,875	3,621,091

Nikkiso Co., Ltd.	27,000	201,584

Nippon Thompson Co., Ltd.	39,300	134,331

Nissei ASB Machine Co., Ltd.	24,000	698,069

Nitta Corp.	38,100	746,436

Nitto Kohki Co., Ltd.	39,900	630,905

NSK Ltd.	601,566	3,867,230

NTN Corp.	697,700	1,221,484

Obara Group, Inc.	35,900	771,507

Oiles Corp.(a)	40,300	510,679

OKUMA Corp.(a)	24,900	803,821

Organo Corp.	16,400	832,495

OSG Corp.	40,124	537,811

Ryobi Ltd.	40,300	495,374

Shibuya Corp.(a)	25,100	591,026

Shima Seiki Manufacturing Ltd.	10,300	136,341

Shinmaywa Industries Ltd.	64,700	674,839

SMC Corp.	19,951	8,454,988

Sodick Co., Ltd.(a)	27,000	162,068

Star Micronics Co., Ltd.	39,900	403,232

Sumitomo Heavy Industries Ltd.	96,337	1,741,035

Tadano Ltd.(a)	62,000	444,519

Takeuchi Manufacturing Co., Ltd.	29,700	370,855

THK Co., Ltd.	115,379	2,364,118

Toshiba Machine Co., Ltd.	28,800	572,505

Tsubaki Nakashima Co., Ltd.	40,300	252,353

Tsubakimoto Chain Co.	40,300	918,327

Tsugami Corp.(a)	40,100	280,074

Union Tool Co.	25,800	605,358

YAMABIKO Corp.	40,300	303,123

Yaskawa Electric Corp.	106,100	2,924,863

Yushin Precision Equipment Co., Ltd.	40,300	251,233

Total Machinery		145,452,913

Marine – 0.1%

Iino Kaiun Kaisha Ltd.(a)	165,000	473,808

Nippon Yusen K.K.	55,100	656,372

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2020

Investments	Shares	Value

NS United Kaiun Kaisha Ltd.	40,300	$517,772

Total Marine		1,647,952

Media – 0.2%

Dentsu Group, Inc.(a)	173,000	3,344,458

Metals & Mining – 0.9%

Asahi Holdings, Inc.	54,000	1,131,972

Daido Steel Co., Ltd.(a)	39,700	1,279,755

Daiki Aluminium Industry Co., Ltd.	40,300	215,769

Dowa Holdings Co., Ltd.	40,200	1,053,456

Hitachi Metals Ltd.(a)	296,018	3,123,195

Kyoei Steel Ltd.	28,100	324,586

Mitsubishi Materials Corp.(a)	84,100	1,725,548

Mitsui Mining & Smelting Co., Ltd.	40,300	674,560

Nippon Light Metal Holdings Co., Ltd.	538,600	843,160

Nippon Yakin Kogyo Co., Ltd.	7,510	117,080

Pacific Metals Co., Ltd.(a)	16,800	244,324

Sanyo Special Steel Co., Ltd.(a)	38,900	348,805

Sumitomo Metal Mining Co., Ltd.	178,000	3,657,116

Topy Industries Ltd.	39,900	508,567

UACJ Corp.	40,300	579,741

Total Metals & Mining		15,827,634

Multiline Retail – 0.1%

Ryohin Keikaku Co., Ltd.	129,600	1,457,407

Oil, Gas & Consumable Fuels – 0.6%

Idemitsu Kosan Co., Ltd.	170,100	3,904,477

Inpex Corp.	962,700	5,429,037

Total Oil, Gas & Consumable Fuels		9,333,514

Paper & Forest Products – 0.2%

Hokuetsu Corp.	80,100	299,758

Oji Holdings Corp.	495,200	2,655,929

Total Paper & Forest Products		2,955,687

Personal Products – 1.2%

Kao Corp.	175,580	14,361,275

Kose Corp.(a)	16,600	2,049,724

Mandom Corp.	36,600	702,132

Rohto Pharmaceutical Co., Ltd.	23,000	630,633

Shiseido Co., Ltd.	51,722	3,057,661

Total Personal Products		20,801,425

Pharmaceuticals – 9.0%

Astellas Pharma, Inc.	1,286,204	19,908,729

Chugai Pharmaceutical Co., Ltd.	171,500	19,857,811

Daiichi Sankyo Co., Ltd.	209,021	14,393,609

Eisai Co., Ltd.	178,977	13,148,688

Hisamitsu Pharmaceutical Co., Inc.	41,200	1,923,468

Kyowa Kirin Co., Ltd.	251,570	5,644,042

Ono Pharmaceutical Co., Ltd.	306,600	7,060,420

Otsuka Holdings Co., Ltd.	385,700	15,116,453

Santen Pharmaceutical Co., Ltd.	156,100	2,686,618

Sawai Pharmaceutical Co., Ltd.	29,500	1,576,722

Shionogi & Co., Ltd.	121,177	5,968,210

Sumitomo Dainippon Pharma Co., Ltd.	136,800	1,777,874

Takeda Pharmaceutical Co., Ltd.	1,435,663	43,992,156

ZERIA Pharmaceutical Co., Ltd.(a)	40,300	779,458

Total Pharmaceuticals		153,834,258

Professional Services – 0.5%

BeNEXT Group, Inc.	19,400	91,829

Outsourcing, Inc.	44,600	194,174

Recruit Holdings Co., Ltd.	340,900	8,829,201

Total Professional Services		9,115,204

Real Estate Management & Development – 0.1%

Unizo Holdings Co., Ltd.	40,200	2,223,093

Road & Rail – 0.2%

Hitachi Transport System Ltd.	32,700	711,522

Nippon Express Co., Ltd.	67,000	3,283,127

Total Road & Rail		3,994,649

Semiconductors & Semiconductor Equipment – 4.0%

Advantest Corp.(a)	180,200	7,244,389

Disco Corp.	20,700	4,095,706

Lasertec Corp.	28,000	1,312,399

Optorun Co., Ltd.	30,300	721,890

Rohm Co., Ltd.	58,300	3,202,436

SCREEN Holdings Co., Ltd.(a)	33,260	1,232,365

Shibaura Mechatronics Corp.	12,400	273,718

Shindengen Electric Manufacturing Co., Ltd.	10,000	215,738

Shinko Electric Industries Co., Ltd.	98,459	944,871

SUMCO Corp.	387,500	5,000,116

Tokyo Electron Ltd.	215,853	40,699,253

Tokyo Seimitsu Co., Ltd.	49,000	1,397,990

Ulvac, Inc.	39,900	957,260

Yamaichi Electronics Co., Ltd.	18,600	238,799

Total Semiconductors & Semiconductor Equipment		67,536,930

Software – 0.3%

Trend Micro, Inc.	119,208	5,896,630

Specialty Retail – 0.7%

ABC-Mart, Inc.	43,600	2,184,947

Fast Retailing Co., Ltd.	21,500	8,800,750

IDOM, Inc.	119,600	435,393

Sanrio Co., Ltd.(a)	33,100	440,597

VT Holdings Co., Ltd.	118,900	322,706

Total Specialty Retail		12,184,393

Technology Hardware, Storage & Peripherals – 3.6%

Brother Industries Ltd.	199,143	3,051,109

Canon, Inc.	1,711,597	37,401,300

FUJIFILM Holdings Corp.	190,795	9,612,654

Konica Minolta, Inc.	359,438	1,461,658

Maxell Holdings Ltd.	19,500	192,191

MCJ Co., Ltd.(a)	48,900	270,874

Ricoh Co., Ltd.(a)	407,378	2,996,231

Riso Kagaku Corp.	40,300	609,605

Roland DG Corp.	31,900	344,250

Seiko Epson Corp.(a)	373,200	4,044,685

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2020

Investments	Shares	Value

Toshiba TEC Corp.	34,100	$1,073,966

Wacom Co., Ltd.	60,700	178,802

Total Technology Hardware, Storage & Peripherals		61,237,325

Textiles, Apparel & Luxury Goods – 0.3%

Asics Corp.	97,792	904,953

Descente Ltd.(a)	32,681	384,464

Kurabo Industries Ltd.	17,947	430,409

Onward Holdings Co., Ltd.	126,600	557,038

Seiko Holdings Corp.	38,900	628,425

Seiren Co., Ltd.	39,910	480,598

Wacoal Holdings Corp.	40,300	876,144

Total Textiles, Apparel & Luxury Goods		4,262,031

Tobacco – 3.3%

Japan Tobacco, Inc.	3,025,631	55,941,452

Trading Companies & Distributors – 6.7%

Alconix Corp.	40,200	401,795

Hanwa Co., Ltd.	55,000	856,931

Inabata & Co., Ltd.	40,286	440,345

ITOCHU Corp.(a)	1,700,094	35,315,278

Kokusai Pulp & Paper Co., Ltd.(a)	76,800	181,409

Marubeni Corp.	2,084,578	10,407,925

Mitsubishi Corp.	1,744,400	37,027,397

Nagase & Co., Ltd.	83,000	983,345

Nippon Steel Trading Corp.	40,300	1,362,558

Sanyo Trading Co., Ltd.	51,600	394,809

Sojitz Corp.	1,556,921	3,663,174

Sumitomo Corp.	1,468,777	16,857,160

Toyota Tsusho Corp.	277,810	6,551,843

Yamazen Corp.	82,300	686,882

Total Trading Companies & Distributors		115,130,851

Transportation Infrastructure – 0.0%

Nissin Corp.	39,900	590,988

Wireless Telecommunication Services – 0.5%

SoftBank Group Corp.	244,800	8,589,712
TOTAL COMMON STOCKS (Cost: $2,189,511,855)		1,688,699,579

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.4%

United States – 3.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(b)
(Cost: $58,045,035)	58,045,035	58,045,035

TOTAL INVESTMENTS IN SECURITIES – 102.2% (Cost: $2,247,556,890)		1,746,744,614

Other Assets less Liabilities – (2.2)%		(36,944,045)

NET ASSETS – 100.0%		$1,709,800,569

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $84,933,441 and the total market value of the collateral held by the Fund was $89,703,447. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $31,658,412.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/3/2020	2,116,330,801	JPY	19,752,966	USD	$—	$(148,553)
Bank of America N.A.	4/3/2020	5,282,535,804	JPY	49,382,416	USD	—	(448,189)
Bank of America N.A.	4/3/2020	2,082,454,465	JPY	19,752,966	USD	—	(462,363)
Bank of America N.A.	4/3/2020	3,024,484,608	JPY	27,160,329	USD	856,673	—
Bank of America N.A.	4/3/2020	1,374,839,794	JPY	12,345,604	USD	390,083	—
Bank of America N.A.	4/3/2020	17,101,688,585	JPY	158,418,790	USD	943	—
Bank of America N.A.	4/3/2020	177,776,697	USD	19,234,016,401	JPY	—	(395,636)
Bank of America N.A.	5/8/2020	140,209,816	USD	15,113,131,940	JPY	—	(14,575)
Bank of Montreal	4/3/2020	2,941,689,061	JPY	27,160,329	USD	89,705	—
Bank of Montreal	4/3/2020	17,101,149,961	JPY	158,418,790	USD	—	(4,046)
Bank of Montreal	4/3/2020	177,776,697	USD	19,143,136,954	JPY	446,217	—
Bank of Montreal	5/8/2020	140,209,816	USD	15,112,276,660	JPY	—	(6,640)
Canadian Imperial Bank of Commerce	4/3/2020	17,101,625,218	JPY	158,418,790	USD	356	—
Canadian Imperial Bank of Commerce	4/3/2020	177,776,697	USD	19,219,029,826	JPY	—	(256,809)
Canadian Imperial Bank of Commerce	5/8/2020	140,209,816	USD	15,112,865,542	JPY	—	(12,103)
Citibank N.A.	4/3/2020	1,791,131,874	JPY	17,283,846	USD	—	(691,880)
Citibank N.A.	4/3/2020	2,135,757,844	JPY	19,752,966	USD	31,407	—
Citibank N.A.	4/3/2020	17,100,738,072	JPY	158,418,790	USD	—	(7,862)
Citibank N.A.	4/3/2020	177,776,697	USD	19,143,243,620	JPY	445,229	—
Citibank N.A.	5/8/2020	140,209,816	USD	15,113,412,360	JPY	—	(17,177)
Commonwealth Bank of Australia	4/3/2020	8,550,797,522	JPY	79,209,402	USD	31	—

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (concluded)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Commonwealth Bank of Australia	4/3/2020	177,776,697	USD	19,219,900,932	JPY	$—	$(264,879)
Commonwealth Bank of Australia	5/8/2020	70,104,918	USD	7,555,999,198	JPY	—	(2,019)
Credit Suisse International	4/3/2020	17,100,563,812	JPY	158,418,790	USD	—	(9,476)
Credit Suisse International	4/3/2020	177,776,697	USD	19,143,403,619	JPY	443,746	—
Credit Suisse International	5/8/2020	140,209,816	USD	15,112,136,451	JPY	—	(5,339)
Goldman Sachs	4/3/2020	17,100,753,914	JPY	158,418,790	USD	—	(7,715)
Goldman Sachs	4/3/2020	177,776,697	USD	19,143,154,731	JPY	446,052	—
Goldman Sachs	5/8/2020	140,209,816	USD	15,113,594,633	JPY	—	(18,868)
HSBC Holdings PLC	4/3/2020	17,100,833,124	JPY	158,418,790	USD	—	(6,981)
HSBC Holdings PLC	4/3/2020	177,776,697	USD	19,144,061,393	JPY	437,653	—
HSBC Holdings PLC	5/8/2020	140,209,816	USD	15,112,094,388	JPY	—	(4,948)
JP Morgan Chase Bank N.A.	4/1/2020	351,324	USD	37,784,880	JPY	1,318	—
JP Morgan Chase Bank N.A.	4/1/2020	314,117	USD	33,987,500	JPY	—	(713)
JP Morgan Chase Bank N.A.	4/3/2020	3,570,079,991	JPY	32,098,570	USD	972,499	—
JP Morgan Chase Bank N.A.	4/3/2020	1,867,853,138	JPY	17,283,846	USD	18,820	—
JP Morgan Chase Bank N.A.	4/3/2020	17,101,672,743	JPY	158,418,790	USD	797	—
JP Morgan Chase Bank N.A.	4/3/2020	133,332,523	USD	14,406,445,777	JPY	—	(120,106)
JP Morgan Chase Bank N.A.	5/8/2020	140,209,816	USD	15,112,907,605	JPY	—	(12,494)

Morgan Stanley & Co. International	4/3/2020	17,101,039,068	JPY	158,418,790	USD	—	(5,073)

Morgan Stanley & Co. International	4/3/2020	177,776,697	USD	19,142,870,289	JPY	448,687	—

Morgan Stanley & Co. International	5/8/2020	140,209,816	USD	15,112,557,080	JPY	—	(9,241)

Societe Generale	4/3/2020	17,100,753,914	JPY	158,418,790	USD	—	(7,715)

Societe Generale	4/3/2020	133,332,523	USD	14,454,445,485	JPY	—	(564,746)

Societe Generale	5/8/2020	140,209,816	USD	15,112,024,283	JPY	—	(4,298)

Standard Chartered Bank	4/3/2020	17,099,724,192	JPY	158,418,790	USD	—	(17,254)

Standard Chartered Bank	4/3/2020	133,332,523	USD	14,404,712,454	JPY	—	(104,049)

Standard Chartered Bank	5/8/2020	140,209,816	USD	15,111,253,129	JPY	2,857	—

UBS AG	4/3/2020	17,101,751,953	JPY	158,418,790	USD	1,530	—

UBS AG	4/3/2020	222,220,878	USD	24,092,054,266	JPY	—	(953,389)
UBS AG	5/8/2020	140,209,816	USD	15,112,346,765	JPY	—	(7,290)
						$5,034,603	$(4,592,426)

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.3%

Japan – 98.3%

Air Freight & Logistics – 0.3%

Kintetsu World Express, Inc.	3,300	$48,512

Konoike Transport Co., Ltd.	2,900	31,107

Maruwa Unyu Kikan Co., Ltd.	1,200	27,178

SBS Holdings, Inc.	1,600	25,922

Total Air Freight & Logistics		132,719

Auto Components – 6.1%

Aisan Industry Co., Ltd.	6,100	28,535

Daido Metal Co., Ltd.	5,700	28,406

Daikyonishikawa Corp.(a)	7,600	34,777

Eagle Industry Co., Ltd.	6,600	41,451

Exedy Corp.	5,000	74,059

FCC Co., Ltd.	2,900	42,417

Futaba Industrial Co., Ltd.	4,200	17,780

G-Tekt Corp.	3,298	33,757

H-One Co., Ltd.(a)	3,200	14,762

Ichikoh Industries Ltd.	2,700	12,030

Kasai Kogyo Co., Ltd.(a)	5,100	24,944

Keihin Corp.	5,700	133,319

Musashi Seimitsu Industry Co., Ltd.	5,100	39,400

NHK Spring Co., Ltd.	17,400	114,114

Nifco, Inc.	5,900	106,026

Nippon Piston Ring Co., Ltd.(a)	1,500	15,701

Nissin Kogyo Co., Ltd.	5,200	106,163

NOK Corp.	14,600	161,343

Pacific Industrial Co., Ltd.	3,600	31,380

Piolax, Inc.	2,100	29,548

Press Kogyo Co., Ltd.	10,200	22,865

Sanoh Industrial Co., Ltd.(a)	6,000	38,016

Shoei Co., Ltd.	1,600	33,629

Showa Corp.	5,000	104,303

Sumitomo Riko Co., Ltd.	4,800	26,011

Sumitomo Rubber Industries Ltd.	29,900	282,230

T. RAD Co., Ltd.	1,500	17,257

Tachi-S Co., Ltd.	2,300	20,879

Tokai Rika Co., Ltd.	8,625	107,538

Topre Corp.	4,100	45,575

Toyo Tire Corp.(a)	9,700	111,417

Toyoda Gosei Co., Ltd.	9,800	168,303

Toyota Boshoku Corp.	18,600	221,742

TPR Co., Ltd.(a)	3,106	33,144

TS Tech Co., Ltd.	4,900	116,106

Unipres Corp.	4,200	37,504

Yokohama Rubber Co., Ltd. (The)	13,500	167,945

Yorozu Corp.	2,400	23,476

Total Auto Components		2,667,852

Automobiles – 0.1%

Nissan Shatai Co., Ltd.	5,100	44,360

Banks – 7.9%

77 Bank Ltd. (The)	4,900	$63,500

Aomori Bank Ltd. (The)	1,600	38,772

Aozora Bank Ltd.(a)	17,600	336,170

Awa Bank Ltd. (The)	1,800	38,049

Bank of Kyoto Ltd. (The)(a)	2,900	92,409

Bank of Nagoya Ltd. (The)	1,400	33,899

Bank of Okinawa Ltd. (The)	1,340	39,162

Bank of the Ryukyus Ltd.	3,500	34,366

Chugoku Bank Ltd. (The)	10,600	94,556

Chukyo Bank Ltd. (The)	1,400	28,128

Daishi Hokuetsu Financial Group, Inc.	3,700	80,988

Ehime Bank Ltd. (The)	3,300	35,857

FIDEA Holdings Co., Ltd.	32,000	30,235

Fukui Bank Ltd. (The)	500	7,021

Gunma Bank Ltd. (The)	35,600	108,163

Hachijuni Bank Ltd. (The)	38,200	138,356

Hiroshima Bank Ltd. (The)	27,800	116,139

Hokkoku Bank Ltd. (The)	2,000	62,433

Hokuhoku Financial Group, Inc.	11,500	103,117

Hyakugo Bank Ltd. (The)	16,500	46,158

Hyakujushi Bank Ltd. (The)	2,900	52,678

Iyo Bank Ltd. (The)	18,700	94,751

Jimoto Holdings, Inc.	26,700	22,507

Juroku Bank Ltd. (The)	2,800	48,891

Kansai Mirai Financial Group, Inc.	16,900	60,897

Keiyo Bank Ltd. (The)	11,900	58,863

Kiyo Bank Ltd. (The)	3,998	59,106

Kyushu Financial Group, Inc.	30,500	116,683

Mebuki Financial Group, Inc.	120,400	245,361

Michinoku Bank Ltd. (The)	2,000	22,102

Musashino Bank Ltd. (The)	3,100	39,513

Nanto Bank Ltd. (The)(a)	2,800	57,839

Nishi-Nippon Financial Holdings, Inc.	15,500	87,583

North Pacific Bank Ltd.	38,500	72,752

Ogaki Kyoritsu Bank Ltd. (The)	3,000	60,442

San ju San Financial Group, Inc.	3,000	41,462

San-In Godo Bank Ltd. (The)	14,700	74,484

Senshu Ikeda Holdings, Inc.	46,100	69,606

Seven Bank Ltd.	115,900	299,533

Shiga Bank Ltd. (The)(a)	2,400	57,090

Shikoku Bank Ltd. (The)	4,600	36,347

Toho Bank Ltd. (The)	20,200	50,521

Tokyo Kiraboshi Financial Group, Inc.	2,700	28,537

TOMONY Holdings, Inc.	10,200	33,920

Towa Bank Ltd. (The)	5,500	32,046

Yamagata Bank Ltd. (The)	2,300	28,528

Yamaguchi Financial Group, Inc.	17,700	100,342

Yamanashi Chuo Bank Ltd. (The)	2,900	19,771

Total Banks		3,499,633

Beverages – 0.3%

Sapporo Holdings Ltd.	3,500	64,615

Takara Holdings, Inc.(a)	8,100	60,775

Total Beverages		125,390

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2020

Investments	Shares	Value

Biotechnology – 0.1%

Takara Bio, Inc.(a)	1,100	$22,733

Building Products – 1.9%

Aica Kogyo Co., Ltd.	4,000	114,677

Bunka Shutter Co., Ltd.	4,200	30,541

Central Glass Co., Ltd.	3,100	54,043

Eidai Co., Ltd.	8,200	20,964

Kondotec, Inc.	2,000	17,211

Nichias Corp.	5,200	97,493

Nichiha Corp.	1,600	30,353

Nihon Flush Co., Ltd.	1,200	10,560

Nippon Sheet Glass Co., Ltd.(a)	9,700	29,921

Nitto Boseki Co., Ltd.(a)	1,600	70,770

Noritz Corp.	2,700	29,437

Okabe Co., Ltd.	4,100	27,459

Sanwa Holdings Corp.	14,300	111,798

Shin Nippon Air Technologies Co., Ltd.(a)	1,900	38,069

Sinko Industries Ltd.	1,600	20,690

Takara Standard Co., Ltd.	3,117	47,872

Takasago Thermal Engineering Co., Ltd.	5,200	80,007

Total Building Products		831,865

Capital Markets – 1.8%

GCA Corp.	4,600	23,990

GMO Financial Holdings, Inc.	13,300	56,179

Ichiyoshi Securities Co., Ltd.	5,600	23,135

IwaiCosmo Holdings, Inc.(a)	5,000	43,583

Kyokuto Securities Co., Ltd.	4,300	23,182

Marusan Securities Co., Ltd.	7,600	31,891

Matsui Securities Co., Ltd.(a)	53,200	390,789

Monex Group, Inc.(a)	10,265	16,260

Morningstar Japan K.K.(a)	7,399	23,851

Okasan Securities Group, Inc.	18,600	58,924

Sparx Group Co., Ltd.	23,700	36,443

Tokai Tokyo Financial Holdings, Inc.	30,600	69,729

Total Capital Markets		797,956

Chemicals – 9.0%

Achilles Corp.	1,200	19,486

ADEKA Corp.(a)	7,300	91,356

Air Water, Inc.	10,900	150,038

Asahi Yukizai Corp.	1,800	23,260

C.I. Takiron Corp.	8,300	46,053

Chugoku Marine Paints Ltd.	6,900	56,182

Daicel Corp.	28,300	206,833

Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	1,500	32,778

Denka Co., Ltd.	8,400	177,174

DIC Corp.	10,400	230,533

DKS Co., Ltd.	600	20,842

Fujimi, Inc.(a)	3,100	77,188

Fujimori Kogyo Co., Ltd.	1,200	32,514

Fuso Chemical Co., Ltd.(a)	1,900	53,416

Harima Chemicals Group, Inc.(a)	2,400	24,966

JCU Corp.	1,700	35,479

JSP Corp.(a)	2,017	26,120

Kaneka Corp.	4,348	104,315

Kanto Denka Kogyo Co., Ltd.	2,400	17,229

KH Neochem Co., Ltd.(a)	1,900	26,769

Koatsu Gas Kogyo Co., Ltd.	3,200	21,402

Konishi Co., Ltd.	2,000	26,530

Kumiai Chemical Industry Co., Ltd.(a)	4,694	36,394

Kureha Corp.	1,200	48,965

Lintec Corp.	6,700	141,131

Mitsubishi Gas Chemical Co., Inc.	29,300	319,177

Moriroku Holdings Co., Ltd.	1,900	26,347

Nihon Nohyaku Co., Ltd.	7,300	28,265

Nihon Parkerizing Co., Ltd.	5,300	54,986

Nippon Chemical Industrial Co., Ltd.	700	14,395

Nippon Kayaku Co., Ltd.	10,800	99,541

Nippon Pillar Packing Co., Ltd.	3,300	38,455

Nippon Shokubai Co., Ltd.(a)	2,400	110,046

Nippon Soda Co., Ltd.	1,900	47,467

NOF Corp.	4,200	133,444

Okamoto Industries, Inc.	1,200	43,129

Osaka Organic Chemical Industry Ltd.(a)	2,200	30,609

Osaka Soda Co., Ltd.(a)	1,677	39,985

Riken Technos Corp.	5,900	21,041

Sakai Chemical Industry Co., Ltd.	1,100	18,310

Sakata INX Corp.	4,500	37,891

Sanyo Chemical Industries Ltd.	1,300	47,626

Sekisui Plastics Co., Ltd.	5,200	26,974

Shikoku Chemicals Corp.	3,100	28,515

Stella Chemifa Corp.(a)	700	15,724

Sumitomo Bakelite Co., Ltd.	2,500	53,147

Sumitomo Seika Chemicals Co., Ltd.	1,200	29,546

T Hasegawa Co., Ltd.	2,100	39,625

Taiyo Holdings Co., Ltd.	2,900	109,333

Takasago International Corp.	900	16,815

Tayca Corp.	1,000	13,311

Toagosei Co., Ltd.	7,800	67,917

Tokai Carbon Co., Ltd.(a)	11,900	98,326

Tokuyama Corp.	3,500	67,825

Tokyo Ohka Kogyo Co., Ltd.	3,200	122,866

Toyo Ink SC Holdings Co., Ltd.	5,600	106,081

Toyobo Co., Ltd.	7,000	74,114

Ube Industries Ltd.	9,380	143,973

Valqua Ltd.	2,000	32,421

Zeon Corp.	9,500	71,632

Total Chemicals		3,955,812

Commercial Services & Supplies – 1.9%

Aeon Delight Co., Ltd.	2,200	67,352

Bell System24 Holdings, Inc.	3,900	40,714

Daiseki Co., Ltd.	1,700	36,219

Itoki Corp.	4,100	12,115

King Jim Co., Ltd.(a)	1,400	10,803

Kokuyo Co., Ltd.	5,900	82,635

Mitsubishi Pencil Co., Ltd.	2,100	27,642

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2020

Investments	Shares	Value

NAC Co., Ltd.(a)	2,100	$15,329

Nakabayashi Co., Ltd.	2,200	10,984

Nippon Air Conditioning Services Co., Ltd.(a)	3,800	23,795

Nippon Kanzai Co., Ltd.	2,700	44,243

Nippon Parking Development Co., Ltd.	21,900	27,386

Okamura Corp.	6,400	51,281

Park24 Co., Ltd.	9,600	141,481

Pilot Corp.	900	29,971

Prestige International, Inc.	2,300	17,662

Relia, Inc.	4,600	44,528

Sato Holdings Corp.	2,100	41,278

Takara & Co. Ltd.	1,100	17,088

Toppan Forms Co., Ltd.	7,000	62,443

Uchida Yoko Co., Ltd.	500	16,326

Total Commercial Services & Supplies		821,275

Construction & Engineering – 5.4%

Asanuma Corp.	900	31,471

Daiho Corp.	1,100	23,069

Hazama Ando Corp.	16,900	107,861

Kandenko Co., Ltd.	12,600	100,492

Kumagai Gumi Co., Ltd.	3,300	76,451

Kyowa Exeo Corp.	6,500	144,866

Kyudenko Corp.(a)	4,700	127,258

Maeda Corp.(a)	9,500	70,136

Maeda Road Construction Co., Ltd.(a)	6,600	123,557

Meisei Industrial Co., Ltd.	6,700	45,554

Mirait Holdings Corp.(a)	4,944	61,688

Nippo Corp.	4,800	105,822

Nippon Densetsu Kogyo Co., Ltd.	2,000	39,035

Nippon Koei Co., Ltd.	1,200	32,658

Nishimatsu Construction Co., Ltd.	5,700	109,348

Nittoc Construction Co., Ltd.	5,600	38,283

Okumura Corp.	4,300	89,541

OSJB Holdings Corp.	8,400	18,597

Penta-Ocean Construction Co., Ltd.	22,400	118,064

PS Mitsubishi Construction Co., Ltd.	5,800	27,561

Raito Kogyo Co., Ltd.	3,300	37,507

Raiznext Corp.	4,400	49,928

Sanki Engineering Co., Ltd.	4,600	51,601

Seikitokyu Kogyo Co., Ltd.	4,900	37,038

Shinnihon Corp.	3,300	25,219

SHO-BOND Holdings Co., Ltd.(a)	2,000	80,033

Sumitomo Densetsu Co., Ltd.	2,900	59,717

Sumitomo Mitsui Construction Co., Ltd.	13,640	60,268

Taihei Dengyo Kaisha Ltd.	1,900	40,814

Taikisha Ltd.	1,900	55,088

Tekken Corp.	1,000	21,750

Toa Corp.	1,100	14,713

Toda Corp.(a)	22,800	132,844

Tokyo Energy & Systems, Inc.	2,000	15,229

Tokyu Construction Co., Ltd.	9,600	50,599

Totetsu Kogyo Co., Ltd.	1,900	51,339

Toyo Construction Co., Ltd.	7,000	28,401

Yahagi Construction Co., Ltd.	4,200	30,463

Yokogawa Bridge Holdings Corp.	1,900	34,637

Yurtec Corp.	4,600	26,205

Total Construction & Engineering		2,394,705

Construction Materials – 0.3%

Asia Pile Holdings Corp.(a)	3,800	14,150

Krosaki Harima Corp.	1,100	41,624

Shinagawa Refractories Co., Ltd.	1,200	24,622

Sumitomo Osaka Cement Co., Ltd.	2,500	75,031

Total Construction Materials		155,427

Consumer Finance – 0.8%

Credit Saison Co., Ltd.	17,100	198,950

J Trust Co., Ltd.(a)	5,200	10,838

Jaccs Co., Ltd.	3,500	59,460

Orient Corp.	80,500	90,227

Total Consumer Finance		359,475

Containers & Packaging – 0.5%

FP Corp.	1,400	92,983

Fuji Seal International, Inc.	1,300	23,024

Pack Corp. (The)	800	26,826

Rengo Co., Ltd.	11,381	88,767

Total Containers & Packaging		231,600

Distributors – 0.2%

Arata Corp.(a)	900	38,558

Doshisha Co., Ltd.	2,300	27,270

Happinet Corp.	2,900	29,442

Total Distributors		95,270

Diversified Consumer Services – 0.5%

Benesse Holdings, Inc.	4,800	122,318

Meiko Network Japan Co., Ltd.	3,000	21,175

Riso Kyoiku Co., Ltd.	9,500	25,168

Sprix Ltd.	800	4,750

Studio Alice Co., Ltd.	1,100	15,040

Tokyo Individualized Educational Institute, Inc.	4,900	20,652

Total Diversified Consumer Services		209,103

Diversified Financial Services – 0.9%

Financial Products Group Co., Ltd.	13,000	65,750

Fuyo General Lease Co., Ltd.	2,500	126,905

Japan Securities Finance Co., Ltd.(a)	11,400	52,060

Mizuho Leasing Co., Ltd.	3,300	64,407

NEC Capital Solutions Ltd.	2,000	34,088

Ricoh Leasing Co., Ltd.	1,900	50,037

Total Diversified Financial Services		393,247

Diversified Telecommunication Services – 0.2%

ARTERIA Networks Corp.	2,800	47,568

Internet Initiative Japan, Inc.	1,700	55,824

Total Diversified Telecommunication Services		103,392

Electric Utilities – 0.6%

Hokkaido Electric Power Co., Inc.	8,900	38,583

Okinawa Electric Power Co., Inc. (The)	4,918	90,201

Shikoku Electric Power Co., Inc.	16,400	129,735

Total Electric Utilities		258,519

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2020

Investments	Shares	Value

Electrical Equipment – 1.5%

Cosel Co., Ltd.	2,500	$22,857

Daihen Corp.	1,400	37,686

Denyo Co., Ltd.	1,900	33,880

Fujikura Ltd.(a)	19,900	57,697

Furukawa Electric Co., Ltd.	4,126	75,101

GS Yuasa Corp.	4,300	57,915

Idec Corp.	1,900	24,112

Mabuchi Motor Co., Ltd.	5,300	158,084

Nippon Carbon Co., Ltd.(a)	700	20,847

Nissin Electric Co., Ltd.	6,600	56,612

Nitto Kogyo Corp.	2,200	35,235

Sanyo Denki Co., Ltd.	800	32,273

SEC Carbon Ltd.(a)	200	11,505

Sinfonia Technology Co., Ltd.	2,200	19,564

Tatsuta Electric Wire and Cable Co., Ltd.	6,400	27,271

Toyo Tanso Co., Ltd.	1,100	14,255

Total Electrical Equipment		684,894

Electronic Equipment, Instruments & Components – 5.2%

Ai Holdings Corp.	2,700	33,339

Amano Corp.	5,300	117,189

Anritsu Corp.(a)	4,000	74,327

Canon Electronics, Inc.	4,600	67,963

Citizen Watch Co., Ltd.(a)	28,100	99,953

CMK Corp.	2,600	10,717

CONEXIO Corp.	3,600	45,185

Daiwabo Holdings Co., Ltd.	1,900	91,344

Dexerials Corp.	7,800	50,432

Elematec Corp.	3,558	25,345

Enplas Corp.	900	17,674

ESPEC Corp.	1,900	28,899

FTGroup Co., Ltd.(a)	2,000	19,490

Furuno Electric Co., Ltd.	1,900	14,837

Hakuto Co., Ltd.	3,300	29,560

Hioki EE Corp.(a)	800	22,787

Hochiki Corp.	1,600	20,245

Horiba Ltd.	2,900	144,523

Ibiden Co., Ltd.	6,700	147,151

Innotech Corp.	2,300	18,322

Iriso Electronics Co., Ltd.(a)	700	20,685

Japan Aviation Electronics Industry Ltd.	5,400	65,077

Japan Cash Machine Co., Ltd.(a)	1,800	9,020

Kaga Electronics Co., Ltd.	3,900	61,487

Koa Corp.(a)	3,200	26,441

Kyosan Electric Manufacturing Co., Ltd.(a)	7,000	30,216

Macnica Fuji Electronics Holdings, Inc.	5,900	73,289

Marubun Corp.(a)	4,900	21,605

Maruwa Co., Ltd.	300	18,313

Meiko Electronics Co., Ltd.(a)	1,400	17,352

Nippon Electric Glass Co., Ltd.	9,300	124,741

Nippon Signal Co., Ltd.	4,000	39,090

Nissha Co., Ltd.	3,900	25,939

Nohmi Bosai Ltd.	2,166	40,168

Ohara, Inc.(a)	1,600	12,924

Oki Electric Industry Co., Ltd.	8,100	76,082

Optex Group Co., Ltd.(a)	2,100	19,453

Osaki Electric Co., Ltd.	4,400	21,765

Restar Holdings Corp.(a)	2,600	36,463

Riken Keiki Co., Ltd.	1,100	20,807

Ryoden Corp.	2,100	25,230

Ryosan Co., Ltd.	3,400	75,241

Sanshin Electronics Co., Ltd.	2,700	34,889

Satori Electric Co., Ltd.(a)	2,300	18,898

Siix Corp.(a)	2,800	22,513

Sumida Corp.	1,700	10,425

Sun-Wa Technos Corp.	2,100	15,854

Tachibana Eletech Co., Ltd.(a)	1,800	24,143

Taiyo Yuden Co., Ltd.(a)	3,800	100,707

Tamura Corp.	3,700	13,572

Tokyo Electron Device Ltd.	1,600	33,362

Topcon Corp.	4,800	35,659

V Technology Co., Ltd.	900	26,094

Total Electronic Equipment, Instruments & Components		2,276,786

Energy Equipment & Services – 0.1%

Modec, Inc.	2,700	32,689

Toyo Kanetsu K.K.	1,200	21,731

Total Energy Equipment & Services		54,420

Entertainment – 1.6%

Amuse, Inc.(a)	700	14,745

Avex, Inc.	4,400	34,685

Capcom Co., Ltd.	5,500	172,711

Daiichikosho Co., Ltd.	3,100	82,730

GungHo Online Entertainment, Inc.	2,200	30,813

Koei Tecmo Holdings Co., Ltd.	8,920	230,116

Marvelous, Inc.	6,200	30,668

Toei Animation Co., Ltd.(a)	1,400	65,490

Toei Co., Ltd.	300	37,683

Total Entertainment		699,641

Food & Staples Retailing – 3.3%

Aeon Hokkaido Corp.	2,900	19,825

Ain Holdings, Inc.	700	41,175

Arcs Co., Ltd.	3,400	61,351

Axial Retailing, Inc.	1,200	44,241

Cawachi Ltd.	1,600	35,155

Cocokara fine, Inc.	800	41,573

Cosmos Pharmaceutical Corp.	200	47,761

Create SD Holdings Co., Ltd.	2,400	60,158

Heiwado Co., Ltd.	2,800	49,383

Inageya Co., Ltd.(a)	1,600	23,462

JM Holdings Co., Ltd.	1,300	26,553

Kato Sangyo Co., Ltd.	1,800	56,774

Kobe Bussan Co., Ltd.	2,100	82,868

Life Corp.	1,800	49,737

Ministop Co., Ltd.(a)	1,800	24,277

Mitsubishi Shokuhin Co., Ltd.	2,500	64,355

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2020

Investments	Shares	Value

Nihon Chouzai Co., Ltd.	1,400	$21,463

Okuwa Co., Ltd.	3,200	51,458

Qol Holdings Co., Ltd.	1,800	22,093

San-A Co., Ltd.	1,000	41,730

Shoei Foods Corp.	600	22,009

Sugi Holdings Co., Ltd.	2,200	117,586

Sundrug Co., Ltd.	7,000	224,353

United Super Markets Holdings, Inc.(a)	5,900	52,521

Valor Holdings Co., Ltd.	3,000	53,439

Yamatane Corp.	1,500	15,395

Yaoko Co., Ltd.	1,200	74,142

Yokohama Reito Co., Ltd.	4,200	35,948

Total Food & Staples Retailing		1,460,785

Food Products – 2.8%

Ariake Japan Co., Ltd.	900	56,857

DyDo Group Holdings, Inc.	500	16,928

Fuji Oil Holdings, Inc.(a)	3,551	85,786

Fujicco Co., Ltd.	1,700	30,660

Hokuto Corp.	3,000	52,383

Itoham Yonekyu Holdings, Inc.	17,400	102,671

Kagome Co., Ltd.(a)	3,900	101,334

Kameda Seika Co., Ltd.	600	27,484

Kotobuki Spirits Co., Ltd.	600	27,039

Kyokuyo Co., Ltd.(a)	900	21,217

Marudai Food Co., Ltd.(a)	1,300	23,542

Maruha Nichiro Corp.	1,700	35,557

Megmilk Snow Brand Co., Ltd.	3,000	68,251

Mitsui Sugar Co., Ltd.	3,200	61,566

Morinaga & Co., Ltd.	1,700	69,603

Morinaga Milk Industry Co., Ltd.	1,800	69,696

Nippon Flour Mills Co., Ltd.	3,900	60,945

Nippon Suisan Kaisha Ltd.	10,200	45,163

Nisshin Oillio Group Ltd. (The)	2,200	74,383

Prima Meat Packers Ltd.	3,600	81,801

S Foods, Inc.	1,300	26,926

Sakata Seed Corp.	1,200	36,460

Showa Sangyo Co., Ltd.(a)	1,700	50,549

Warabeya Nichiyo Holdings Co., Ltd.	1,400	22,733

Total Food Products		1,249,534

Gas Utilities – 0.4%

Nippon Gas Co., Ltd.	2,900	96,035

Saibu Gas Co., Ltd.(a)	2,400	58,047

Shizuoka Gas Co., Ltd.	4,000	32,532

Total Gas Utilities		186,614

Health Care Equipment & Supplies – 1.3%

Eiken Chemical Co., Ltd.(a)	1,800	32,864

Hogy Medical Co., Ltd.	1,600	49,873

Jeol Ltd.	1,200	29,312

Mani, Inc.	2,200	53,984

Menicon Co., Ltd.	700	31,286

Nagaileben Co., Ltd.	2,200	54,065

Nakanishi, Inc.	3,800	50,512

Nihon Kohden Corp.	2,400	90,260

Nipro Corp.	9,723	114,473

Paramount Bed Holdings Co., Ltd.	1,703	70,593

Total Health Care Equipment & Supplies		577,222

Health Care Providers & Services – 1.4%

As One Corp.(a)	800	70,548

BML, Inc.	1,500	40,378

Japan Lifeline Co., Ltd.(a)	3,400	42,896

Miraca Holdings, Inc.(a)	6,500	137,159

NichiiGakkan Co., Ltd.	4,400	42,143

Ship Healthcare Holdings, Inc.	1,959	80,298

Solasto Corp.(a)	4,600	42,781

Toho Holdings Co., Ltd.	2,600	54,599

Tokai Corp.	1,100	29,926

Tsukui Corp.	3,200	12,242

Vital KSK Holdings, Inc.(a)	4,000	40,646

WIN-Partners Co., Ltd.	2,500	22,695

Total Health Care Providers & Services		616,311

Health Care Technology – 0.1%

EM Systems Co., Ltd.	2,800	23,395

Hotels, Restaurants & Leisure – 1.8%

Aeon Fantasy Co., Ltd.(a)	900	12,138

Arcland Service Holdings Co., Ltd.	1,000	13,404

Create Restaurants Holdings, Inc.(a)	5,000	29,225

Doutor Nichires Holdings Co., Ltd.	1,700	25,810

Fuji Kyuko Co., Ltd.	600	15,490

Hiday Hidaka Corp.	1,622	22,853

HIS Co., Ltd.(a)	1,800	23,560

Ichibanya Co., Ltd.	1,400	58,034

Kisoji Co., Ltd.(a)	700	15,562

KOMEDA Holdings Co., Ltd.(a)	2,700	41,567

Koshidaka Holdings Co., Ltd.	1,500	5,099

Kura Sushi, Inc.	400	14,932

Kyoritsu Maintenance Co., Ltd.	800	17,667

MOS Food Services, Inc.(a)	1,000	23,213

Ohsho Food Service Corp.	1,100	58,895

Plenus Co., Ltd.(a)	3,500	59,784

Renaissance, Inc.	1,400	13,059

Resorttrust, Inc.	7,200	70,429

Round One Corp.	3,300	17,179

Royal Holdings Co., Ltd.(a)	800	13,035

Saizeriya Co., Ltd.	1,000	18,980

SFP Holdings Co., Ltd.	900	11,538

St. Marc Holdings Co., Ltd.	1,300	20,857

Sushiro Global Holdings Ltd.	3,200	47,160

Tokyo Dome Corp.(a)	3,800	25,485

Tokyotokeiba Co., Ltd.	1,000	25,891

Yoshinoya Holdings Co., Ltd.(a)	1,700	32,770

Zensho Holdings Co., Ltd.(a)	3,100	59,183

Total Hotels, Restaurants & Leisure		792,799

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2020

Investments	Shares	Value

Household Durables – 4.2%

Casio Computer Co., Ltd.	22,100	$310,552

Cleanup Corp.	4,700	23,292

ES-Con Japan Ltd.	8,200	45,271

First Juken Co., Ltd.	2,000	18,304

FJ Next Co., Ltd.(a)	3,000	22,732

Fujitsu General Ltd.	4,500	81,409

Haseko Corp.	54,500	584,100

Hinokiya Group Co., Ltd.	1,400	19,012

Hoosiers Holdings(a)	5,900	32,627

JVCKenwood Corp.	11,900	21,495

Ki-Star Real Estate Co., Ltd.(a)	2,300	24,011

LEC, Inc.	1,400	14,071

Meiwa Estate Co., Ltd.	4,000	17,748

Nihon House Holdings Co., Ltd.	8,500	23,070

Pressance Corp.(a)	3,900	34,428

Sanei Architecture Planning Co., Ltd.(a)	1,900	20,926

Sangetsu Corp.	4,400	65,416

Space Value Holdings Co., Ltd.	7,300	25,223

Starts Corp., Inc.	3,600	66,861

Sumitomo Forestry Co., Ltd.	14,400	184,744

Tama Home Co., Ltd.	2,400	27,145

Tamron Co., Ltd.	2,000	33,588

Toa Corp.	2,000	14,914

Token Corp.	1,100	81,413

Zojirushi Corp.(a)	4,400	60,362

Total Household Durables		1,852,714

Household Products – 0.2%

Earth Corp.	1,200	63,693

ST Corp.	1,200	17,796

Total Household Products		81,489

Independent Power & Renewable Electricity Producers – 0.1%

West Holdings Corp.(a)	2,600	33,766

Industrial Conglomerates – 0.4%

Mie Kotsu Group Holdings, Inc.(a)	4,600	21,689

Nisshinbo Holdings, Inc.	13,800	92,166

TOKAI Holdings Corp.	10,000	86,795

Total Industrial Conglomerates		200,650

Interactive Media & Services – 0.6%

Dip Corp.	4,400	70,837

LIFULL Co., Ltd.	2,600	7,322

Mixi, Inc.	10,500	152,605

MTI Ltd.	3,800	19,219

Total Interactive Media & Services		249,983

Internet & Direct Marketing Retail – 0.2%

ASKUL Corp.	1,900	56,320

Belluna Co., Ltd.	5,300	23,614

Total Internet & Direct Marketing Retail		79,934

IT Services – 1.9%

Comture Corp.(a)	900	18,341

Digital Garage, Inc.	1,000	32,004

DTS Corp.	2,900	50,503

Future Corp.(a)	2,100	27,175

GMO Internet, Inc.	4,600	77,380

Ines Corp.	2,000	25,085

Infocom Corp.	1,300	29,708

Information Services International-Dentsu Ltd.	1,600	58,172

JBCC Holdings, Inc.	1,700	26,377

Kanematsu Electronics Ltd.	2,500	78,737

Mitsubishi Research Institute, Inc.	1,100	33,523

NEC Networks & System Integration Corp.	3,500	142,652

NET One Systems Co., Ltd.(a)	2,600	54,141

NS Solutions Corp.	3,900	95,084

NSD Co., Ltd.	4,700	62,693

Transcosmos, Inc.	1,800	31,913

Wellnet Corp.(a)	3,200	13,991

Total IT Services		857,479

Leisure Products – 0.6%

Daikoku Denki Co., Ltd.	1,800	20,475

Furyu Corp.	2,300	17,555

GLOBERIDE, Inc.	700	12,132

Heiwa Corp.(a)	8,900	166,615

Mizuno Corp.	1,300	22,531

Tomy Co., Ltd.	4,300	30,352

Total Leisure Products		269,660

Life Sciences Tools & Services – 0.0%

EPS Holdings, Inc.	2,000	20,916

Machinery – 6.4%

Aichi Corp.(a)	6,100	38,706

Aida Engineering Ltd.	6,000	38,405

Alinco, Inc.	2,000	17,248

Anest Iwata Corp.	2,400	22,143

Bando Chemical Industries Ltd.	4,600	26,802

CKD Corp.	4,100	56,209

DMG Mori Co., Ltd.(a)	8,800	73,527

Ebara Corp.	4,500	85,744

Fujitec Co., Ltd.	5,900	76,022

Furukawa Co., Ltd.	3,300	32,402

Giken Ltd.(a)	1,200	39,294

Glory Ltd.	3,300	76,115

Harmonic Drive Systems, Inc.(a)	2,000	87,536

Hirata Corp.	500	21,328

Hitachi Zosen Corp.	12,135	39,118

Hokuetsu Industries Co., Ltd.	2,300	23,074

Iwaki Co., Ltd.	1,500	11,922

Japan Steel Works Ltd. (The)	5,103	61,829

Juki Corp.	2,300	11,739

Kato Works Co., Ltd.	1,300	14,234

Kito Corp.	1,900	17,547

Kitz Corp.	6,500	39,317

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2020

Investments	Shares	Value

Kurita Water Industries Ltd.	5,100	$118,010

Kyokuto Kaihatsu Kogyo Co., Ltd.	2,900	31,779

Makino Milling Machine Co., Ltd.	1,500	39,642

Max Co., Ltd.	3,300	50,896

Meidensha Corp.	2,800	42,069

METAWATER Co., Ltd.	1,200	42,962

Mitsubishi Logisnext Co., Ltd.(a)	2,000	16,192

Mitsuboshi Belting Ltd.	2,500	28,276

Morita Holdings Corp.	2,000	30,809

Nabtesco Corp.	6,800	157,158

Nachi-Fujikoshi Corp.	1,200	32,469

Nikkiso Co., Ltd.	2,200	16,425

Nippon Thompson Co., Ltd.	5,900	20,167

Nissei ASB Machine Co., Ltd.	700	20,360

Nissei Plastic Industrial Co., Ltd.(a)	2,000	17,137

Nitta Corp.	1,400	27,428

Nitto Kohki Co., Ltd.	1,500	23,718

Noritake Co., Ltd.	700	22,306

NS Tool Co., Ltd.	700	15,783

NTN Corp.(a)	54,600	95,590

Obara Group, Inc.	1,100	23,640

Oiles Corp.(a)	2,500	31,680

OKUMA Corp.(a)	1,800	58,108

Organo Corp.	600	30,457

OSG Corp.	4,600	61,657

Pegasus Sewing Machine Manufacturing Co., Ltd.	3,300	10,791

Rheon Automatic Machinery Co., Ltd.	1,000	11,051

Ryobi Ltd.	2,200	27,043

Shibuya Corp.	1,300	30,611

Shima Seiki Manufacturing Ltd.	1,200	15,884

Shinmaywa Industries Ltd.	7,300	76,141

Shinwa Co., Ltd.	2,300	15,595

Sodick Co., Ltd.(a)	3,100	18,608

Star Micronics Co., Ltd.	4,200	42,445

Tadano Ltd.(a)	6,400	45,886

Takeuchi Manufacturing Co., Ltd.	2,700	33,714

Takuma Co., Ltd.	2,900	32,289

THK Co., Ltd.	10,100	206,949

Tocalo Co., Ltd.	5,600	52,859

Torishima Pump Manufacturing Co., Ltd.	2,200	15,569

Toshiba Machine Co., Ltd.(a)	2,000	39,757

Tsubaki Nakashima Co., Ltd.	4,000	25,047

Tsubakimoto Chain Co.	2,800	63,804

Tsugami Corp.(a)	3,300	23,049

Union Tool Co.	1,100	25,810

YAMABIKO Corp.	4,300	32,343

Yushin Precision Equipment Co., Ltd.	1,700	10,598

Total Machinery		2,820,822

Marine – 0.5%

Iino Kaiun Kaisha Ltd.(a)	10,300	29,577

Japan Transcity Corp.	300	1,295

Mitsui OSK Lines Ltd.	5,000	80,914

Nippon Yusen K.K.(a)	4,700	55,988

NS United Kaiun Kaisha Ltd.	2,800	35,974

Total Marine		203,748

Media – 0.7%

AOI TYO Holdings, Inc.	2,800	11,205

F@N Communications, Inc.	6,700	25,756

Gakken Holdings Co., Ltd.	1,600	27,359

Intage Holdings, Inc.	2,600	19,315

SKY Perfect JSAT Holdings, Inc.	36,900	131,255

Tow Co., Ltd.(a)	4,000	10,041

Tv Tokyo Holdings Corp.(a)	1,400	31,176

ValueCommerce Co., Ltd.	700	11,542

Wowow, Inc.	1,900	42,240

Zenrin Co., Ltd.	1,500	14,687

Total Media		324,576

Metals & Mining – 1.8%

Asahi Holdings, Inc.	5,500	115,293

Daido Steel Co., Ltd.(a)	3,400	109,601

Daiki Aluminium Industry Co., Ltd.	4,600	24,629

Dowa Holdings Co., Ltd.	4,200	110,063

Godo Steel Ltd.	1,700	33,101

Kyoei Steel Ltd.	2,600	30,033

Mitsui Mining & Smelting Co., Ltd.(a)	4,100	68,628

Nippon Light Metal Holdings Co., Ltd.	58,800	92,049

Nippon Yakin Kogyo Co., Ltd.	1,370	21,358

Pacific Metals Co., Ltd.(a)	1,600	23,269

Sanyo Special Steel Co., Ltd.(a)	3,700	33,177

Toho Titanium Co., Ltd.	2,300	13,784

Tokyo Rope Manufacturing Co., Ltd.	1,700	9,716

Tokyo Steel Manufacturing Co., Ltd.	5,900	36,945

Topy Industries Ltd.	2,600	33,140

UACJ Corp.	4,153	59,743

Total Metals & Mining		814,529

Multiline Retail – 1.2%

H2O Retailing Corp.	9,600	70,340

Izumi Co., Ltd.	3,200	88,333

J. Front Retailing Co., Ltd.	20,600	171,357

Seria Co., Ltd.	3,700	107,105

Takashimaya Co., Ltd.	9,300	83,821

Total Multiline Retail		520,956

Oil, Gas & Consumable Fuels – 0.9%

Cosmo Energy Holdings Co., Ltd.	7,900	111,305

Fuji Oil Co., Ltd.	9,600	16,807

Itochu Enex Co., Ltd.	13,100	102,417

Iwatani Corp.(a)	2,300	76,912

Sala Corp.	6,200	31,989

San-Ai Oil Co., Ltd.	4,900	51,244

Total Oil, Gas & Consumable Fuels		390,674

Paper & Forest Products – 0.4%

Daiken Corp.	2,100	32,991

Daio Paper Corp.(a)	3,300	44,416

Hokuetsu Corp.	11,600	43,411

Nippon Paper Industries Co., Ltd.(a)	4,600	65,577

Total Paper & Forest Products		186,395

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2020

Investments	Shares	Value

Personal Products – 0.6%

Artnature, Inc.	4,100	$24,420

Mandom Corp.	2,700	51,797

Milbon Co., Ltd.	900	45,436

Noevir Holdings Co., Ltd.	2,600	132,944

Total Personal Products		254,597

Pharmaceuticals – 1.9%

JCR Pharmaceuticals Co., Ltd.	400	34,903

Kaken Pharmaceutical Co., Ltd.	3,500	163,077

KYORIN Holdings, Inc.	5,700	116,054

Mochida Pharmaceutical Co., Ltd.	1,900	73,392

Nichi-iko Pharmaceutical Co., Ltd.	4,200	55,518

Sawai Pharmaceutical Co., Ltd.	2,500	133,620

Seikagaku Corp.	3,300	34,481

Torii Pharmaceutical Co., Ltd.	1,400	35,002

Towa Pharmaceutical Co., Ltd.	1,700	35,699

Tsumura & Co.	3,900	99,419

ZERIA Pharmaceutical Co., Ltd.(a)	2,200	42,551

Total Pharmaceuticals		823,716

Professional Services – 1.5%

Altech Corp.	2,350	31,738

BayCurrent Consulting, Inc.	500	23,436

Benefit One, Inc.(a)	4,700	61,387

BeNEXT Group, Inc.	1,500	7,100

en-japan, Inc.	1,600	29,968

FULLCAST Holdings Co., Ltd.	1,300	14,884

Funai Soken Holdings, Inc.	1,740	34,605

IR Japan Holdings Ltd.	500	26,863

JAC Recruitment Co., Ltd.	2,400	22,587

Link And Motivation, Inc.(a)	2,800	7,937

Meitec Corp.	2,300	91,612

Nomura Co., Ltd.	5,100	38,738

Outsourcing, Inc.	4,300	18,721

Quick Co., Ltd.	1,500	13,672

Space Co., Ltd.(a)	3,000	30,318

Tanseisha Co., Ltd.	3,300	22,254

TechnoPro Holdings, Inc.	1,700	79,839

UT Group Co., Ltd.	900	9,254

Weathernews, Inc.	900	29,471

World Holdings Co., Ltd.(a)	1,900	21,630

YAMADA Consulting Group Co., Ltd.	1,100	9,711

Yumeshin Holdings Co., Ltd.(a)	7,900	41,565

Total Professional Services		667,290

Real Estate Management & Development – 2.7%

Daibiru Corp.	5,900	48,750

Dear Life Co., Ltd.	6,500	23,362

Goldcrest Co., Ltd.	2,900	43,626

Grandy House Corp.(a)	3,100	10,309

Heiwa Real Estate Co., Ltd.	2,100	54,448

Ichigo, Inc.	27,400	63,452

Japan Property Management Center Co., Ltd.	2,000	19,730

Katitas Co., Ltd.(a)	2,400	38,572

Keihanshin Building Co., Ltd.	3,100	38,364

Kenedix, Inc.	8,000	30,383

Mugen Estate Co., Ltd.(a)	3,900	15,173

Nippon Commercial Development Co., Ltd.	1,800	22,309

Open House Co., Ltd.	6,800	140,151

Raysum Co., Ltd.(a)	5,600	34,236

SAMTY Co., Ltd.	4,600	51,260

Shinoken Group Co., Ltd.(a)	3,800	26,576

Star Mica Holdings Co., Ltd.	1,000	13,626

Sun Frontier Fudousan Co., Ltd.(a)	4,800	36,460

Takara Leben Co., Ltd.	12,400	40,087

TOC Co., Ltd.	3,500	19,031

Tokyo Tatemono Co., Ltd.	16,100	171,059

Tosei Corp.	4,200	36,221

Unizo Holdings Co., Ltd.	3,900	215,673

Total Real Estate Management & Development		1,192,858

Road & Rail – 1.4%

Fukuyama Transporting Co., Ltd.	1,900	68,024

Hamakyorex Co., Ltd.	700	17,066

Ichinen Holdings Co., Ltd.(a)	2,400	25,522

Maruzen Showa Unyu Co., Ltd.	1,200	26,556

Nankai Electric Railway Co., Ltd.	2,600	59,247

Nikkon Holdings Co., Ltd.	3,700	72,557

Nishi-Nippon Railroad Co., Ltd.(a)	2,400	59,069

Sakai Moving Service Co., Ltd.(a)	500	26,585

Seino Holdings Co., Ltd.	9,800	106,483

Senko Group Holdings Co., Ltd.	10,200	79,177

Sotetsu Holdings, Inc.(a)	3,400	87,335

Total Road & Rail		627,621

Semiconductors & Semiconductor Equipment – 1.8%

Ferrotec Holdings Corp.	2,900	14,855

Japan Material Co., Ltd.	2,600	34,175

Lasertec Corp.	2,400	112,491

Micronics Japan Co., Ltd.(a)	1,700	12,299

Mimasu Semiconductor Industry Co., Ltd.	2,000	32,773

Optorun Co., Ltd.	2,700	64,327

SCREEN Holdings Co., Ltd.(a)	3,100	114,863

Shibaura Mechatronics Corp.	800	17,659

Shindengen Electric Manufacturing Co., Ltd.	1,100	23,731

Shinko Electric Industries Co., Ltd.	9,200	88,289

Tokyo Seimitsu Co., Ltd.	5,100	145,505

Ulvac, Inc.	3,800	91,168

Yamaichi Electronics Co., Ltd.	2,300	29,529

Total Semiconductors & Semiconductor Equipment		781,664

Software – 0.5%

Broadleaf Co., Ltd.	5,900	25,687

Computer Engineering & Consulting Ltd.	1,200	15,229

Fuji Soft, Inc.	700	22,532

Fukui Computer Holdings, Inc.	800	16,110

Infomart Corp.	3,000	19,758

Miroku Jyoho Service Co., Ltd.(a)	900	19,850

SRA Holdings	1,700	33,652

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2020

Investments	Shares	Value

Systena Corp.	3,000	$40,739

UNITED, Inc.	3,100	23,059

Total Software		216,616

Specialty Retail – 4.3%

Adastria Co., Ltd.	2,522	28,595

Alpen Co., Ltd.	2,800	41,628

AOKI Holdings, Inc.	10,900	73,303

Aoyama Trading Co., Ltd.(a)	5,500	47,279

Arcland Sakamoto Co., Ltd.	2,800	25,288

Autobacs Seven Co., Ltd.	6,900	79,639

Bic Camera, Inc.	10,100	81,863

Chiyoda Co., Ltd.	3,800	40,973

DCM Holdings Co., Ltd.(a)	9,400	86,812

EDION Corp.(a)	8,700	71,966

Geo Holdings Corp.	3,400	41,195

Honeys Holdings Co., Ltd.	1,700	17,070

IDOM, Inc.	10,900	39,680

JINS Holdings, Inc.	500	27,465

Joshin Denki Co., Ltd.	1,600	30,798

Joyful Honda Co., Ltd.(a)	5,600	64,634

K’s Holdings Corp.(a)	16,868	159,844

Keiyo Co., Ltd.	4,600	21,050

Kohnan Shoji Co., Ltd.	2,300	46,616

Komeri Co., Ltd.	2,500	44,834

Konaka Co., Ltd.	8,100	21,984

LIXIL VIVA Corp.	4,800	81,634

Nishimatsuya Chain Co., Ltd.	4,100	28,332

Nojima Corp.	2,300	37,987

PAL GROUP Holdings Co., Ltd.	3,000	36,543

Sac’s Bar Holdings, Inc.	2,700	15,331

Sanrio Co., Ltd.(a)	2,657	35,368

Shimachu Co., Ltd.(a)	4,000	98,634

Shimamura Co., Ltd.	2,400	144,949

T-Gaia Corp.	7,600	144,179

United Arrows Ltd.	1,700	25,589

VT Holdings Co., Ltd.	13,154	35,701

World Co., Ltd.	2,000	27,919

Xebio Holdings Co., Ltd.	3,800	31,398

Yellow Hat Ltd.	3,200	44,552

Total Specialty Retail		1,880,632

Technology Hardware, Storage & Peripherals – 0.7%

Elecom Co., Ltd.	1,800	62,776

Maxell Holdings Ltd.(a)	2,600	25,626

MCJ Co., Ltd.(a)	7,600	42,099

Riso Kagaku Corp.	3,300	49,918

Roland DG Corp.	900	9,712

Toshiba TEC Corp.	2,600	81,886

Wacom Co., Ltd.	7,600	22,387

Total Technology Hardware, Storage & Peripherals		294,404

Textiles, Apparel & Luxury Goods – 1.6%

Asics Corp.	9,600	88,837

Baroque Japan Ltd.(a)	4,400	25,555

Descente Ltd.(a)	2,700	31,763

Fujibo Holdings, Inc.	1,400	37,401

Goldwin, Inc.(a)	700	39,035

Gunze Ltd.	1,100	36,988

Japan Wool Textile Co., Ltd. (The)	5,800	50,395

Kurabo Industries Ltd.(a)	1,800	43,168

Morito Co., Ltd.(a)	2,800	19,115

Onward Holdings Co., Ltd.	15,839	69,691

Seiko Holdings Corp.	3,700	59,773

Seiren Co., Ltd.	3,900	46,964

Wacoal Holdings Corp.	4,500	97,833

Yondoshi Holdings, Inc.(a)	2,200	39,596

Total Textiles, Apparel & Luxury Goods		686,114

Thrifts & Mortgage Finance – 0.1%

Aruhi Corp.(a)	2,100	23,829

Trading Companies & Distributors – 2.3%

Advan Co., Ltd.	3,300	33,289

Alconix Corp.	2,000	19,990

Gecoss Corp.	3,400	24,692

Hanwa Co., Ltd.	4,600	71,671

Inaba Denki Sangyo Co., Ltd.	3,900	83,162

Inabata & Co., Ltd.	4,700	51,373

Kanaden Corp.	2,400	27,834

Kanamoto Co., Ltd.	1,800	35,065

Kanematsu Corp.	8,700	89,373

Kokusai Pulp & Paper Co., Ltd.(a)	7,600	17,952

Mitsui Matsushima Holdings Co., Ltd.	1,500	12,213

Nagase & Co., Ltd.	7,000	82,933

Nichiden Corp.	2,200	43,305

Nippon Steel Trading Corp.	3,496	118,201

Nishio Rent All Co., Ltd.	1,500	31,499

Onoken Co., Ltd.	3,100	32,592

Sanyo Trading Co., Ltd.	2,300	17,598

Trusco Nakayama Corp.	2,300	49,897

Wakita & Co., Ltd.	3,900	35,693

Yamazen Corp.	7,500	62,595

Yuasa Trading Co., Ltd.	2,400	63,538

Total Trading Companies & Distributors		1,004,465

Transportation Infrastructure – 0.5%

Japan Airport Terminal Co., Ltd.(a)	1,800	69,612

Kamigumi Co., Ltd.	4,900	82,972

Mitsubishi Logistics Corp.(a)	2,800	56,594

Nissin Corp.	1,500	22,217

Total Transportation Infrastructure		231,395
TOTAL COMMON STOCKS (Cost: $54,994,253)		43,316,226

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (concluded)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2020

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.6%

United States – 7.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(b)
(Cost: $3,321,926)	3,321,926	$3,321,926

TOTAL INVESTMENTS IN SECURITIES – 105.9% (Cost: $58,316,179)		46,638,152

Other Assets less Liabilities – (5.9)%		(2,588,724)

NET ASSETS – 100.0%		$44,049,428
(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $5,813,250 and the total market value of the collateral held by the Fund was $6,160,651. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,838,725.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/3/2020	1,105,458,052	JPY	10,240,236	USD	$61	$—
Bank of America N.A.	4/3/2020	10,240,236	USD	1,102,648,132	JPY	25,969	—
Bank of America N.A.	5/8/2020	9,453,390	USD	1,018,975,236	JPY	—	(983)
Citibank N.A.	4/3/2020	1,105,396,611	JPY	10,240,236	USD	—	(508)
Citibank N.A.	4/3/2020	10,240,236	USD	1,102,672,708	JPY	25,741	—
Citibank N.A.	5/8/2020	9,453,390	USD	1,018,956,329	JPY	—	(807)
Credit Suisse International	4/3/2020	842,198,621	JPY	7,802,087	USD	—	(467)
Credit Suisse International	4/3/2020	10,240,236	USD	1,102,692,165	JPY	25,561	—
Credit Suisse International	5/8/2020	7,202,584	USD	776,311,069	JPY	—	(274)
Goldman Sachs	4/3/2020	1,105,397,635	JPY	10,240,236	USD	—	(499)
Goldman Sachs	4/3/2020	10,240,236	USD	1,103,369,044	JPY	19,290	—
Goldman Sachs	5/8/2020	9,453,390	USD	1,018,888,264	JPY	—	(176)
JP Morgan Chase Bank N.A.	4/3/2020	7,802,087	USD	840,113,904	JPY	19,778	—
UBS AG	4/3/2020	1,105,355,650	JPY	10,240,236	USD	—	(888)
UBS AG	5/8/2020	9,453,390	USD	1,018,754,972	JPY	1,061	—
						$117,461	$(4,602)

See Notes to Financial Statements.

46	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2020

	WisdomTree Europe Hedged Equity Fund	WisdomTree Europe Hedged SmallCap Equity Fund	WisdomTree Germany Hedged Equity Fund	WisdomTree International Hedged Quality Dividend Growth Fund	WisdomTree Japan Hedged Equity Fund	WisdomTree Japan Hedged SmallCap Equity Fund
ASSETS:

Investments, at cost	$3,137,280,558	$73,717,220	$43,951,959	$630,970,053	$2,247,556,890	$58,316,179

Investment in affiliates, at cost (Note 3)	—	—	—	2,245,332	—	—

Foreign currency, at cost	578,695	23,410	59,758	840,539	—	49,357
Investments in securities, at value[1,2] (Note 2)	2,244,586,771	50,741,974	29,180,557	592,248,097	1,746,744,614	46,638,152

Investment in affiliates, at value (Note 3)	—	—	—	1,986,206	—	—

Cash	963,315	6,351	218	517,204	—	2,849

Foreign currency, at value	575,639	23,289	59,741	842,957	—	49,417

Unrealized appreciation on foreign currency contracts	10,160,843	273,576	114,838	9,365,283	5,034,603	117,461

Receivables:

Investment securities sold	79,563,079	460,156	136,338	31,983,561	14,372,812	14,765

Capital shares sold	39,642	—	—	1,566	398	—

Dividends	832,438	29,642	—	2,651,723	22,871,872	667,658

Securities lending income	44,496	4,537	—	14,105	26,387	2,918

Foreign tax reclaims	9,057,793	177,620	363,943	1,811,896	—	—
Total Assets	2,345,824,016	51,717,145	29,855,635	641,422,598	1,789,050,686	47,493,220
LIABILITIES:

Due to custodian	—	—	—	—	531,426	—

Foreign currency due to custodian, at value	—	—	—	—	29,463	—

Unrealized depreciation on foreign currency contracts	2,048,521	39,847	18,637	263,716	4,592,426	4,602

Payables:

Cash collateral received for securities loaned (Note 2)	55,547,044	2,223,438	—	10,164,287	58,045,035	3,321,926

Investment securities purchased	55,987,142	229,065	202,008	38,356,233	—	96,150

Capital shares redeemed	30,733,934	—	—	—	15,297,206	—

Advisory fees (Note 3)	1,226,819	27,846	12,661	290,327	747,707	20,955

Service fees (Note 2)	9,307	211	116	2,193	6,854	159
Total Liabilities	145,552,767	2,520,407	233,422	49,076,756	79,250,117	3,443,792
NET ASSETS	$2,200,271,249	$49,196,738	$29,622,213	$592,345,842	$1,709,800,569	$44,049,428
NET ASSETS:

Paid-in capital	$4,674,723,465	$85,370,847	$72,301,518	$645,747,518	$3,986,639,284	$78,431,520

Total distributable earnings (loss)	(2,474,452,216)	(36,174,109)	(42,679,305)	(53,401,676)	(2,276,838,715)	(34,382,092)
NET ASSETS	$2,200,271,249	$49,196,738	$29,622,213	$592,345,842	$1,709,800,569	$44,049,428
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	42,450,000	2,100,000	1,300,000	19,350,000	40,100,000	1,300,000
Net asset value per share	$51.83	$23.43	$22.79	$30.61	$42.64	$33.88
[1] Includes market value of securities out on loan of:	$60,986,095	$3,512,124	—	$16,684,708	$84,933,441	$5,813,250
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Foreign currency due to custodian, proceeds:	—	—	—	—	$29,463	—

See Notes to Financial Statements.

WisdomTree Trust	47

Statements of Operations

WisdomTree Trust

For the Year Ended March 31, 2020

	WisdomTree Europe Hedged Equity Fund	WisdomTree Europe Hedged SmallCap Equity Fund	WisdomTree Germany Hedged Equity Fund	WisdomTree International Hedged Quality Dividend Growth Fund	WisdomTree Japan Hedged Equity Fund	WisdomTree Japan Hedged SmallCap Equity Fund
INVESTMENT INCOME:

Dividends[1]	$89,407,344	$3,921,656	$1,516,407	$14,596,086	$67,712,748	$1,473,569

Dividends from affiliates (Note 3)	—	—	—	32,163	—	—

Interest	284	—	—	—	—	—

Non-cash dividends	7,316,032	154,373	—	67,131	—	—

Securities lending income (Note 2)	1,178,167	160,068	—	171,921	506,905	51,188
Total investment income	97,901,827	4,236,097	1,516,407	14,867,301	68,219,653	1,524,757
EXPENSES:

Advisory fees (Note 3)	19,750,880	537,408	211,684	2,970,290	12,784,816	355,417

Service fees (Note 2)	149,834	4,076	1,941	22,534	117,194	2,696
Total expenses	19,900,714	541,484	213,625	2,992,824	12,902,010	358,113
Expense waivers (Note 3)	—	—	—	(6,247)	—	—
Net expenses	19,900,714	541,484	213,625	2,986,577	12,902,010	358,113
Net investment income	78,001,113	3,694,613	1,302,782	11,880,724	55,317,643	1,166,644
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(156,147,689)	(3,654,845)	(2,732,894)	(37,323,852)	(128,832,071)	(4,182,158)

In-kind redemptions	30,307,311	2,000,709	232,245	1,200,849	(32,753,642)	(104,603)

Futures contracts	(54,729)	—	—	—	—	—

Foreign currency contracts	220,639,021	6,177,207	2,993,654	23,039,259	(28,762,844)	(997,598)

Foreign currency related transactions	(1,032,514)	1,717	(33,328)	(37,646)	(354,644)	1,047
Net realized gain (loss)	93,711,400	4,524,788	459,677	(13,121,390)	(190,703,201)	(5,283,312)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(627,023,262)	(18,384,844)	(7,205,673)	(42,541,628)	(188,208,075)	(3,126,562)

Investment transactions in affiliates (Note 3)	—	—	—	(259,126)	—	—

Foreign currency contracts	(50,370,914)	(1,720,319)	(753,964)	4,617,567	12,857,778	427,542

Translation of assets and liabilities denominated in foreign currencies	(5,803)	(667)	5,501	54,174	149,324	3,929
Net decrease in unrealized appreciation/depreciation	(677,399,979)	(20,105,830)	(7,954,136)	(38,129,013)	(175,200,973)	(2,695,091)
Net realized and unrealized loss on investments	(583,688,579)	(15,581,042)	(7,494,459)	(51,250,403)	(365,904,174)	(7,978,403)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(505,687,466)	$(11,886,429)	$(6,191,677)	$(39,369,679)	$(310,586,531)	$(6,811,759)
[1] Net of foreign withholding tax of:	$15,774,526	$616,427	$255,136	$1,396,803	$7,525,012	$163,252

See Notes to Financial Statements.

48	WisdomTree Trust

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Europe Hedged Equity Fund		WisdomTree Europe Hedged SmallCap Equity Fund		WisdomTree Germany Hedged Equity Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$78,001,113	$142,722,527	$3,694,613	$5,809,894	$1,302,782	$2,577,102

Net realized gain on investments, futures contracts, foreign currency contracts and foreign currency related transactions	93,711,400	683,998,604	4,524,788	21,481,618	459,677	9,974,735

Net decrease in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(677,399,979)	(651,432,771)	(20,105,830)	(32,540,040)	(7,954,136)	(16,071,654)
Net increase (decrease) in net assets resulting from operations	(505,687,466)	175,288,360	(11,886,429)	(5,248,528)	(6,191,677)	(3,519,817)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(73,070,900)	(113,154,749)	(3,656,484)	(3,894,030)	(1,302,508)	(1,590,516)

Tax return of capital	—	(15,257,371)	—	—	—	(525,501)
Total distributions to shareholders	(73,070,900)	(128,412,120)	(3,656,484)	(3,894,030)	(1,302,508)	(2,116,017)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	3,557,401	29,284,459	—	58,132,712	1,489,195	4,431,404

Cost of shares redeemed	(968,886,044)	(2,664,748,283)	(55,930,935)	(82,943,579)	(15,913,474)	(38,557,229)
Net decrease in net assets resulting from capital share transactions	(965,328,643)	(2,635,463,824)	(55,930,935)	(24,810,867)	(14,424,279)	(34,125,825)
Net Decrease in Net Assets	(1,544,087,009)	(2,588,587,584)	(71,473,848)	(33,953,425)	(21,918,464)	(39,761,659)
NET ASSETS:

Beginning of year	$3,744,358,258	$6,332,945,842	$120,670,586	$154,624,011	$51,540,677	$91,302,336

End of year	$2,200,271,249	$3,744,358,258	$49,196,738	$120,670,586	$29,622,213	$51,540,677
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	58,600,000	101,050,000	4,000,000	5,050,000	1,800,000	2,950,000

Shares created	50,000	450,000	—	1,800,000	50,000	150,000

Shares redeemed	(16,200,000)	(42,900,000)	(1,900,000)	(2,850,000)	(550,000)	(1,300,000)
Shares outstanding, end of year	42,450,000	58,600,000	2,100,000	4,000,000	1,300,000	1,800,000

See Notes to Financial Statements.

WisdomTree Trust	49

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree International Hedged Quality Dividend Growth Fund		WisdomTree Japan Hedged Equity Fund		WisdomTree Japan Hedged SmallCap Equity Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$11,880,724	$9,963,497	$55,317,643	$101,026,268	$1,166,644	$1,680,948

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(13,121,390)	68,634,645	(190,703,201)	511,695,082	(5,283,312)	29,850,611

Net decrease in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(38,129,013)	(60,329,580)	(175,200,973)	(1,056,655,433)	(2,695,091)	(41,736,946)
Net increase (decrease) in net assets resulting from operations	(39,369,679)	18,268,562	(310,586,531)	(443,934,083)	(6,811,759)	(10,205,387)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(10,573,345)	(1,740,568)	(69,542,586)	(146,097,231)	(1,374,718)	(2,960,022)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	217,335,137	86,584,594	244,142,751	569,935,610	—	—

Cost of shares redeemed	(13,754,073)	(207,596,639)	(1,408,630,036)	(3,332,487,004)	(30,860,738)	(111,171,524)
Net increase (decrease) in net assets resulting from capital share transactions	203,581,064	(121,012,045)	(1,164,487,285)	(2,762,551,394)	(30,860,738)	(111,171,524)
Net Increase (Decrease) in Net Assets	153,638,040	(104,484,051)	(1,544,616,402)	(3,352,582,708)	(39,047,215)	(124,336,933)
NET ASSETS:

Beginning of year	$438,707,802	$543,191,853	$3,254,416,971	$6,606,999,679	$83,096,643	$207,433,576

End of year	$592,345,842	$438,707,802	$1,709,800,569	$3,254,416,971	$44,049,428	$83,096,643
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	13,650,000	17,650,000	64,550,000	118,500,000	2,100,000	4,700,000

Shares created	6,150,000	2,700,000	4,800,000	10,050,000	—	—

Shares redeemed	(450,000)	(6,700,000)	(29,250,000)	(64,000,000)	(800,000)	(2,600,000)
Shares outstanding, end of year	19,350,000	13,650,000	40,100,000	64,550,000	1,300,000	2,100,000

See Notes to Financial Statements.

50	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Europe Hedged Equity Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$63.90	$62.67	$62.80	$52.04	$66.16
Investment operations:

Net investment income[1]	1.52	1.79	1.23	1.70	1.29

Net realized and unrealized gain (loss)	(12.21)	0.90	0.08	10.59	(10.26)
Total from investment operations	(10.69)	2.69	1.31	12.29	(8.97)
Dividends and distributions to shareholders:

Net investment income	(1.38)	(1.29)	(1.44)	(1.53)	(1.35)

Capital gains	—	—	—	—	(3.80)

Tax return of capital	—	(0.17)	—	—	—
Total dividends and distributions to shareholders	(1.38)	(1.46)	(1.44)	(1.53)	(5.15)
Net asset value, end of year	$51.83	$63.90	$62.67	$62.80	$52.04

TOTAL RETURN[2]	(17.15)%	4.33%	2.03%	24.20%	(13.85)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$2,200,271	$3,744,358	$6,332,946	$9,300,174	$13,716,953
Ratios to average net assets of:

Expenses	0.58%	0.58%	0.58%	0.58%	0.58%

Net investment income	2.29%	2.86%	1.91%	3.13%	2.19%
Portfolio turnover rate[3]	26%	18%	20%	24%	29%

WisdomTree Europe Hedged SmallCap Equity Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$30.17	$30.62	$28.29	$23.90	$25.94
Investment operations:

Net investment income[1]	1.22	1.06	0.74	0.81	0.61

Net realized and unrealized gain (loss)	(6.92)	(0.89)	2.05	4.25	(1.57)
Total from investment operations	(5.70)	0.17	2.79	5.06	(0.96)
Dividends and distributions to shareholders:

Net investment income	(1.04)	(0.62)	(0.45)	(0.67)	(1.02)

Capital gains	—	—	—	—	(0.06)

Tax return of capital	—	—	(0.01)	—	—
Total dividends and distributions to shareholders	(1.04)	(0.62)	(0.46)	(0.67)	(1.08)
Net asset value, end of year	$23.43	$30.17	$30.62	$28.29	$23.90

TOTAL RETURN[2]	(19.62)%	0.54%	9.88%	21.62%	(3.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$49,197	$120,671	$154,624	$155,594	$267,708
Ratios to average net assets of:

Expenses	0.58%	0.58%	0.58%	0.58%	0.58%

Net investment income	3.99%	3.55%	2.43%	3.27%	2.47%
Portfolio turnover rate[3]	49%	37%	37%	41%	39%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	51

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Germany Hedged Equity Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$28.63	$30.95	$30.40	$25.54	$31.38
Investment operations:

Net investment income[1]	0.88	1.10	0.87	0.84	0.60

Net realized and unrealized gain (loss)	(5.87)	(2.64)	0.54	4.99	(5.05)
Total from investment operations	(4.99)	(1.54)	1.41	5.83	(4.45)
Dividends and distributions to shareholders:

Net investment income	(0.85)	(0.59)	(0.64)	(0.97)	(0.73)

Capital gains	—	—	—	—	(0.66)

Tax return of capital	—	(0.19)	(0.22)	—	—
Total dividends and distributions to shareholders	(0.85)	(0.78)	(0.86)	(0.97)	(1.39)
Net asset value, end of year	$22.79	$28.63	$30.95	$30.40	$25.54

TOTAL RETURN[2]	(18.06)%	(5.07)%	4.63%	23.62%	(14.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$29,622	$51,541	$91,302	$124,648	$200,501
Ratios to average net assets of:

Expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.95%	3.66%	2.78%	3.14%	2.18%
Portfolio turnover rate[3]	41%	16%	20%	28%	38%

WisdomTree International Hedged Quality Dividend Growth Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$32.14	$30.78	$28.39	$25.73	$26.99
Investment operations:

Net investment income[1]	0.78	0.64	0.58	0.56	0.71

Net realized and unrealized gain (loss)	(1.59)	0.83	1.99	2.80	(1.17)
Total from investment operations	(0.81)	1.47	2.57	3.36	(0.46)
Dividends and distributions to shareholders:

Net investment income	(0.72)	(0.11)	(0.18)	(0.70)	(0.55)

Capital gains	—	—	—	—	(0.25)
Total dividends and distributions to shareholders	(0.72)	(0.11)	(0.18)	(0.70)	(0.80)
Net asset value, end of year	$30.61	$32.14	$30.78	$28.39	$25.73

TOTAL RETURN[2]	(2.70)%	4.78%	9.05%	13.26%	(1.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$592,346	$438,708	$543,192	$479,727	$732,050
Ratios to average net assets of:

Expenses	0.58%[4,5]	0.58%	0.58%	0.58%	0.58%[6]

Net investment income	2.32%[4]	2.07%	1.89%	2.14%	2.75%
Portfolio turnover rate[3]	61%	56%	42%	53%	48%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree International Hedged Quality Dividend Growth Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

See Notes to Financial Statements.

52	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Hedged Equity Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$50.42	$55.76	$50.40	$43.85	$55.03
Investment operations:

Net investment income[1]	1.05	1.06	0.92	0.86	0.80

Net realized and unrealized gain (loss)	(7.52)	(5.03)	5.81	6.67	(9.00)
Total from investment operations	(6.47)	(3.97)	6.73	7.53	(8.20)
Dividends and distributions to shareholders:

Net investment income	(1.31)	(1.37)	(1.37)	(0.98)	(0.76)

Capital gains	—	—	—	—	(2.22)
Total dividends and distributions to shareholders	(1.31)	(1.37)	(1.37)	(0.98)	(2.98)
Net asset value, end of year	$42.64	$50.42	$55.76	$50.40	$43.85

TOTAL RETURN[2]	(13.26)%	(7.20)%	13.45%	17.45%	(15.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,709,801	$3,254,417	$6,607,000	$8,411,670	$9,737,132
Ratios to average net assets of:

Expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.08%	1.96%	1.67%	1.91%	1.52%
Portfolio turnover rate[3]	20%	23%	18%	37%	27%

WisdomTree Japan Hedged SmallCap Equity Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$39.57	$44.13	$37.28	$31.24	$33.65
Investment operations:

Net investment income[1]	0.75	0.51	0.64	0.70	0.41

Net realized and unrealized gain (loss)	(5.52)	(4.31)	6.91	5.94	(1.59)
Total from investment operations	(4.77)	(3.80)	7.55	6.64	(1.18)
Dividends and distributions to shareholders:

Net investment income	(0.92)	(0.76)	(0.70)	(0.60)	(0.35)

Capital gains	—	—	—	—	(0.88)
Total dividends and distributions to shareholders	(0.92)	(0.76)	(0.70)	(0.60)	(1.23)
Net asset value, end of year	$33.88	$39.57	$44.13	$37.28	$31.24

TOTAL RETURN[2]	(12.41)%	(8.77)%	20.42%	21.64%	(3.83)%[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$44,049	$83,097	$207,434	$115,561	$90,584
Ratios to average net assets of:

Expenses	0.58%	0.58%	0.58%	0.58%	0.58%

Net investment income	1.90%	1.20%	1.51%	2.11%	1.20%
Portfolio turnover rate[3]	36%	38%	30%	48%	45%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[4]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.95% lower.

See Notes to Financial Statements.

WisdomTree Trust	53

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Europe Hedged Equity Fund (“Europe Hedged Equity Fund’’)	December 31, 2009
WisdomTree Europe Hedged SmallCap Equity Fund (“Europe Hedged SmallCap Equity Fund’’)	March 4, 2015
WisdomTree Germany Hedged Equity Fund (“Germany Hedged Equity Fund’’)	October 17, 2013
WisdomTree International Hedged Quality Dividend Growth Fund (“International Hedged Quality Dividend Growth Fund’’)	May 7, 2014
WisdomTree Japan Hedged Equity Fund (“Japan Hedged Equity Fund’’)	June 16, 2006
WisdomTree Japan Hedged SmallCap Equity Fund (“Japan Hedged SmallCap Equity Fund’’)	June 28, 2013

Each Fund seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments’’). WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (‘‘WTAM’’), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g. broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a

54	WisdomTree Trust

Notes to Financial Statements (continued)

quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation

WisdomTree Trust	55

Notes to Financial Statements (continued)

approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing each Fund’s assets:

Europe Hedged Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$2,189,039,727	$—	$—
Investment of Cash Collateral for Securities Loaned	—	55,547,044	—
Total	$2,189,039,727	$55,547,044	$—
Unrealized Appreciation on Foreign Currency Contracts	—	10,160,843	—
Unrealized Depreciation on Foreign Currency Contracts	—	(2,048,521)	—
Total - Net	$2,189,039,727	$63,659,366	$—

Europe Hedged SmallCap Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$48,518,536	$—	$—
Investment of Cash Collateral for Securities Loaned	—	2,223,438	—
Total	$48,518,536	$2,223,438	$—
Unrealized Appreciation on Foreign Currency Contracts	—	273,576	—
Unrealized Depreciation on Foreign Currency Contracts	—	(39,847)	—
Total - Net	$48,518,536	$2,457,167	$—

Germany Hedged Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$29,180,557	$—	$—
Total	$29,180,557	$—	$—
Unrealized Appreciation on Foreign Currency Contracts	—	114,838	—
Unrealized Depreciation on Foreign Currency Contracts	—	(18,637)	—
Total - Net	$29,180,557	$96,201	$—

International Hedged Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks
Australia	$19,531,432	$169,093	$46,654	**
United Kingdom	124,005,319	—	4	**
Other*	438,331,308	—	—
Exchange-Traded Fund	1,986,206	—	—
Investment of Cash Collateral for Securities Loaned	—	10,164,287	—
Total	$583,854,265	$10,333,380	$46,658
Unrealized Appreciation on Foreign Currency Contracts	—	9,365,283	—
Unrealized Depreciation on Foreign Currency Contracts	—	(263,716)	—
Total - Net	$583,854,265	$19,434,947	$46,658

Japan Hedged Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,688,699,579	$—	$—
Investment of Cash Collateral for Securities Loaned	—	58,045,035	—
Total	$1,688,699,579	$58,045,035	$—
Unrealized Appreciation on Foreign Currency Contracts	—	5,034,603	—
Unrealized Depreciation on Foreign Currency Contracts	—	(4,592,426)	—
Total - Net	$1,688,699,579	$58,487,212	$—

56	WisdomTree Trust

Notes to Financial Statements (continued)

Japan Hedged SmallCap Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$43,316,226	$—	$—
Investment of Cash Collateral for Securities Loaned	—	3,321,926	—
Total	$43,316,226	$3,321,926	$—
Unrealized Appreciation on Foreign Currency Contracts	—	117,461	—
Unrealized Depreciation on Foreign Currency Contracts	—	(4,602)	—
Total - Net	$43,316,226	$3,434,785	$—
*	Please refer to the Schedule of Investments for a breakdown of the valuation by industry type and/or country.
**	Security is being fair valued using significant unobservable inputs by the Pricing Committee.

During the fiscal year ended March 31, 2020, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts and equity futures contracts during the year ended March 31, 2020 and open positions in such derivatives as of March 31, 2020 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to risk. Risks may arise upon entering into foreign currency contracts from potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar or each other. The Funds’ derivative agreements also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at March 31, 2020 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on page 61. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of March 31, 2020, if any, is reflected as a footnote below the respective derivatives tables on each Fund’s Schedule of Investments.

As of March 31, 2020, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Europe Hedged Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$10,160,843	Unrealized depreciation on foreign currency contracts	$2,048,521
Europe Hedged SmallCap Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	273,576	Unrealized depreciation on foreign currency contracts	39,847
Germany Hedged Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	114,838	Unrealized depreciation on foreign currency contracts	18,637
International Hedged Quality Dividend Growth Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	9,365,283	Unrealized depreciation on foreign currency contracts	263,716
Japan Hedged Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	5,034,603	Unrealized depreciation on foreign currency contracts	4,592,426
Japan Hedged SmallCap Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	117,461	Unrealized depreciation on foreign currency contracts	4,602

WisdomTree Trust	57

Notes to Financial Statements (continued)

For the fiscal year ended March 31, 2020, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Europe Hedged Equity Fund
Foreign exchange contracts	$220,639,021	$(50,370,914)
Equity contracts	(54,729)	—
Europe Hedged SmallCap Equity Fund
Foreign exchange contracts	6,177,207	(1,720,319)
Germany Hedged Equity Fund
Foreign exchange contracts	2,993,654	(753,964)
International Hedged Quality Dividend Growth Fund
Foreign exchange contracts	23,039,259	4,617,567
Japan Hedged Equity Fund
Foreign exchange contracts	(28,762,844)	12,857,778
Japan Hedged SmallCap Equity Fund
Foreign exchange contracts	(997,598)	427,542

[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts
Equity contracts	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts

During the fiscal year ended March 31, 2020, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Europe Hedged Equity Fund
Equity contracts[1]	$—	$—	$1,918,349
Foreign exchange contracts	3,492,401,445	6,858,500,749	—
Europe Hedged SmallCap Equity Fund
Foreign exchange contracts	97,987,220	189,868,248	—
Germany Hedged Equity Fund
Foreign exchange contracts	45,287,942	88,616,128	—
International Hedged Quality Dividend Growth Fund
Foreign exchange contracts	516,408,389	1,027,912,610	—
Japan Hedged Equity Fund
Foreign exchange contracts	2,808,780,109	5,446,983,148	—
Japan Hedged SmallCap Equity Fund
Foreign exchange contracts	65,376,813	126,818,772	—

[1]	The volume of derivative activity for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (net of foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized at the fair value of securities received on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. Income earned from securities lending activities (i.e. securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

58	WisdomTree Trust

Notes to Financial Statements (continued)

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in net realized gain (loss) from foreign currency contracts and net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or increase (decrease) in unrealized appreciation (depreciation) from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Currency Transactions — The Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure. The Funds may not enter into such contracts for speculative purposes.

Forward Foreign Currency Contracts — The Funds utilized forward foreign currency contracts (“Forward Contracts”) primarily to offset exposure to foreign currencies consistent with each Fund’s investment objective. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

WisdomTree Trust	59

Notes to Financial Statements (continued)

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation (depreciation) from foreign currency contracts on the Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have settled are included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Europe Hedged Equity Fund utilized equity futures contracts on a temporary basis during the fiscal year to obtain market exposure consistent with its investment objective during the Fund’s annual portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

As of March 31, 2020, there were no open futures contracts in the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower.

Master Netting Arrangements — FASB ASC Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

60	WisdomTree Trust

Notes to Financial Statements (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Europe Hedged Equity Fund
Securities Lending	$60,986,095	$—	$(60,986,095)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	10,160,843	(1,736,111)	—	8,424,732	2,048,521	(1,736,111)	—	312,410
Europe Hedged SmallCap Equity Fund
Securities Lending	3,512,124	—	(3,512,124)[1]	—	—	—	—	—
Foreign Currency Contracts	273,576	(39,615)	—	233,961	39,847	(39,615)	—	232
Germany Hedged Equity Fund
Foreign Currency Contracts	114,838	(18,509)	—	96,329	18,637	(18,509)	—	128
International Hedged Quality Dividend Growth Fund
Securities Lending	16,684,708	—	(16,684,708)[1]	—	—	—	—	—
Foreign Currency Contracts	9,365,283	(245,750)	—	9,119,533	263,716	(245,750)	—	17,966
Japan Hedged Equity Fund
Securities Lending	84,933,441	—	(84,933,441)[1]	—	—	—	—	—
Foreign Currency Contracts	5,034,603	(1,940,749)	—	3,093,854	4,592,426	(1,940,749)	—	2,651,677
Japan Hedged SmallCap Equity Fund
Securities Lending	5,813,250	—	(5,813,250)[1]	—	—	—	—	—
Foreign Currency Contracts	117,461	(4,602)	—	112,859	4,602	(4,602)	—	—

[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

WisdomTree Trust	61

Notes to Financial Statements (continued)

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (‘‘Mellon’’) to provide sub-advisory services to the Funds. Mellon is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
Europe Hedged Equity Fund	0.58%
Europe Hedged SmallCap Equity Fund	0.58%
Germany Hedged Equity Fund	0.48%
International Hedged Quality Dividend Growth Fund	0.58%
Japan Hedged Equity Fund	0.48%
Japan Hedged SmallCap Equity Fund	0.58%

Each Fund may purchase shares of affiliated ETFs in secondary market transactions to reduce cash balances. Transactions in shares of affiliated ETFs for the fiscal year ended March 31, 2020, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM waives its advisory fees for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (fund

62	WisdomTree Trust

Notes to Financial Statements (continued)

accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are shown in the Statements of Operations in “Expense waivers”.

During the fiscal year ended March 31, 2020, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended March 31, 2020, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/Loss
Europe Hedged Equity Fund	$14,204,324	$51,386,611	$1,831,521
Europe Hedged SmallCap Equity Fund	5,152,737	4,373,492	(1,144,412)
Germany Hedged Equity Fund	418,110	2,943,096	(350,766)
International Hedged Quality Dividend Growth Fund	62,957,186	41,038,320	(11,852,609)
Japan Hedged Equity Fund	17,638,085	25,115,850	2,181,460
Japan Hedged SmallCap Equity Fund	2,173,843	3,584,913	(921,520)

WTAM or its affiliates may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2020, WTAM held shares of and received distributions from the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends and Distributions paid to WTAM on Fund Shares held by WTAM
International Hedged Quality Dividend Growth Fund	84	$2,543	$35
Japan Hedged Equity Fund	21	885	24

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2020, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended March 31, 2020 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
Europe Hedged Equity Fund	$1,045,374,417	$864,540,688	$—	$960,938,039
Europe Hedged SmallCap Equity Fund	48,809,663	44,390,413	—	54,704,738
Germany Hedged Equity Fund	20,673,137	17,457,460	1,445,299	15,526,416
International Hedged Quality Dividend Growth Fund	355,216,149	307,901,299	197,648,841	12,891,962
Japan Hedged Equity Fund	516,509,361	571,095,926	207,716,565	1,339,925,434
Japan Hedged SmallCap Equity Fund	22,096,137	22,903,359	—	30,699,768

WisdomTree Trust	63

Notes to Financial Statements (continued)

6. FEDERAL INCOME TAXES

At March 31, 2020, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation	Total Net Unrealized Depreciation
Europe Hedged Equity Fund	$3,160,713,087	$202,138,359	$(1,118,264,674)	$(916,126,315)	$—	$—	$—	$(916,126,315)
Europe Hedged SmallCap Equity Fund	74,235,705	2,209,830	(25,703,561)	(23,493,731)	140	—	140	(23,493,591)
Germany Hedged Equity Fund	44,116,489	803,885	(15,739,817)	(14,935,932)	65	—	65	(14,935,867)
International Hedged Quality Dividend Growth Fund	635,774,738	35,112,447	(76,652,882)	(41,540,435)	261,944	(199,535)	62,409	(41,478,026)
Japan Hedged Equity Fund	2,258,372,643	110,696,835	(622,324,864)	(511,628,029)	1,318	(712)	606	(511,627,423)
Japan Hedged SmallCap Equity Fund	58,693,390	2,132,183	(14,187,421)	(12,055,238)	—	—	—	(12,055,238)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

At March 31, 2020, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Depreciation	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
Europe Hedged Equity Fund	$—	$(1,557,935,139)	$(916,126,315)	$(390,762)	$(2,474,452,216)
Europe Hedged SmallCap Equity Fund	95,512	(12,767,695)	(23,493,591)	(8,335)	(36,174,109)
Germany Hedged Equity Fund	9,186	(27,744,911)	(14,935,867)	(7,713)	(42,679,305)
International Hedged Quality Dividend Growth Fund	3,275,467	(15,215,461)	(41,478,026)	16,344	(53,401,676)
Japan Hedged Equity Fund	19,750,049	(1,784,998,366)	(511,627,423)	37,025	(2,276,838,715)
Japan Hedged SmallCap Equity Fund	602,251	(22,930,207)	(12,055,238)	1,102	(34,382,092)

The tax character of distributions paid during the fiscal years ended March 31, 2020 and March 31, 2019, was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*	Distributions Paid from Return of Capital
Europe Hedged Equity Fund	$73,070,900	$113,154,749	$15,257,371
Europe Hedged SmallCap Equity Fund	3,656,484	3,894,030	—
Germany Hedged Equity Fund	1,302,508	1,590,516	525,501
International Hedged Quality Dividend Growth Fund	10,573,345	1,740,568	—
Japan Hedged Equity Fund	69,542,586	146,097,231	—
Japan Hedged SmallCap Equity Fund	1,374,718	2,960,022	—
*	Includes short-term capital gains, if any.

64	WisdomTree Trust

Notes to Financial Statements (continued)

At March 31, 2020, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
Europe Hedged Equity Fund	$965,200,701	$592,691,712	$1,557,892,413
Europe Hedged SmallCap Equity Fund	12,767,695	—	12,767,695
Germany Hedged Equity Fund	15,098,925	12,645,986	27,744,911
International Hedged Quality Dividend Growth Fund	13,093,694	906,336	14,000,030
Japan Hedged Equity Fund	1,070,819,659	714,178,707	1,784,998,366
Japan Hedged SmallCap Equity Fund	13,429,985	9,500,222	22,930,207

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year ended March 31, 2020, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Late Year Ordinary Loss	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Europe Hedged Equity Fund	$42,726	$—	$—
Europe Hedged SmallCap Equity Fund	—	—	—
Germany Hedged Equity Fund	—	—	—
International Hedged Quality Dividend Growth Fund	—	9,078,617	(7,863,186)
Japan Hedged Equity Fund	—	—	—
Japan Hedged SmallCap Equity Fund	—	—	—

During the fiscal year ended March 31, 2020, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
Europe Hedged Equity Fund	$43,853,687
Europe Hedged SmallCap Equity Fund	1,041,953
Germany Hedged Equity Fund	—
International Hedged Quality Dividend Growth Fund	—
Japan Hedged Equity Fund	—
Japan Hedged SmallCap Equity Fund	—

At March 31, 2020, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Europe Hedged Equity Fund	$3,892,652	$(3,892,652)
Europe Hedged SmallCap Equity Fund	(1,178,068)	1,178,068
Germany Hedged Equity Fund	(123,166)	123,166
International Hedged Quality Dividend Growth Fund	(1,156,285)	1,156,285
Japan Hedged Equity Fund	63,334,113	(63,334,113)
Japan Hedged SmallCap Equity Fund	601,775	(601,775)

The differences are primarily due to redemptions-in-kind.

WisdomTree Trust	65

Notes to Financial Statements (concluded)

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded. As of and during the fiscal year or period ended March 31, 2020, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended March 31, 2020, remains subject to examination by taxing authorities.

7. ADDITIONAL INFORMATION

A recent outbreak of a respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally in a short period of time. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide have taken aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of each Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of the Funds.

66	WisdomTree Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Germany Hedged Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree Japan Hedged Equity Fund and WisdomTree Japan Hedged SmallCap Equity Fund, and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Germany Hedged Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree Japan Hedged Equity Fund and WisdomTree Japan Hedged SmallCap Equity Fund (collectively referred to as the “Funds”), (six of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of March 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting WisdomTree Trust) at March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 21, 2020

WisdomTree Trust	67

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005 – present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	76	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	76	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner, Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	76	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	76	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	76	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	76	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

68	WisdomTree Trust

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years

Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	76	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	76	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Chief Compliance Officer, WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	76	None

Ryan Louvar***** (1972)	Secretary and Chief Legal Officer, 2013-present	General Counsel, WisdomTree Asset Management since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	76	None

Joanne Antico***** (1975)	Assistant Secretary, 2018-present	Assistant General Counsel, WisdomTree Asset Management since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	76	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	76	None

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

WisdomTree Trust	69

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2020, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Europe Hedged Equity Fund	$71,893,418
Europe Hedged SmallCap Equity Fund	3,172,963
Germany Hedged Equity Fund	1,302,508
International Hedged Quality Dividend Growth Fund	10,573,345
Japan Hedged Equity Fund	62,582,082
Japan Hedged SmallCap Equity Fund	1,277,907
The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year ended March 31, 2020. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Europe Hedged Equity Fund	$92,380,817	$9,435,741
Europe Hedged SmallCap Equity Fund	4,062,068	321,316
Germany Hedged Equity Fund	1,552,987	255,136
International Hedged Quality Dividend Growth Fund	13,074,386	934,572
Japan Hedged Equity Fund	62,350,593	6,280,608
Japan Hedged SmallCap Equity Fund	1,277,735	131,680

The following represents the percentage of dividends paid during the fiscal year ended March 31, 2020, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Europe Hedged Equity Fund	—
Europe Hedged SmallCap Equity Fund	—
Germany Hedged Equity Fund	—
International Hedged Quality Dividend Growth Fund	0.20%
Japan Hedged Equity Fund	—
Japan Hedged SmallCap Equity Fund	—

70	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Previously, the Funds were required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Beginning in April 2019, the Funds ceased filing Form N-Q and commenced filing Form N-PORT. Part F of each Fund’s Form N-PORT filings for the first and third fiscal quarters contain the complete schedule of portfolio holdings in the same manner as previously filed on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	71

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-3608

WisdomTree Trust

Annual Report

March 31, 2020

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Equity Fund (DWM)

WisdomTree International High Dividend Fund (DTH)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International Multifactor Fund (DWMF)

WisdomTree International Quality Dividend Growth Fund (IQDG)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the WisdomTree Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, annual and semi-annual shareholder reports will be available on the WisdomTree Funds’ website (www.wisdomtree.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

International equity markets, as measured by the MSCI EAFE Index, a broad measure of equity performance for the developed world outside the U.S. and Canada, returned -14.38% in U.S. dollar terms for the 12-month period ended March 31, 2020. Measured in local currency, the MSCI EAFE Index returned -12.58% over the same period. International currency performance was mixed in the period, and the largest currency moves occurred in the first quarter of 2020, during the period that included the novel coronavirus (“COVID-19”) outbreak. Most international currencies weakened versus the U.S. dollar (“USD”). Meanwhile, the Japanese yen and Swiss franc, which are widely regarded as safe-haven currencies during periods of volatility, strengthened relative to the USD.

International equities generated positive performance during the second quarter of 2019, as measured by the MSCI EAFE Index, returning +3.68% in USD and +2.80% in local currency terms. Positive performance in April 2019 and June 2019 more than offset negative returns in May of 2019. Early in the second quarter of 2019, incoming economic data continued to show signs of weakening. In Germany, manufacturing survey data contracted, and 10-year German government bond yields entered negative territory for the first time since 2016. In May 2019, escalation of the U.S.-China trade dispute and the continued weakening trend in economic datapoints from Germany, the Eurozone’s largest economy, were key drivers of negative equity performance. Also contributing to negative sentiment was the announced resignation of Theresa May as the United Kingdom (“U.K.”) Prime Minister. Japanese gross domestic product (“GDP”) growth of +2.1% was a surprise to the upside relative to expectations for contraction which was a modest positive offset. In June 2019, European equities rallied on heightened expectations for easing monetary policy conditions and an improved outlook on global trade relations.

International equity performance was positive, although slightly more subdued in the third quarter of 2019. During this period, the MSCI EAFE Index returned +1.75% in local currency terms, but broad strengthening of the USD resulted in a -1.07% return in USD terms for the same period. In July 2019, Japanese election results confirmed that incumbent Prime Minister Shinzo Abe and the democratic party would remain in power, providing political stability within the nation. Meanwhile, the German manufacturing sector continued to lag, posting its lowest level of activity in seven years, which was slightly offset by services sector expansion. These contracting economic indicators and signals from new leadership at the European Central Bank drove expectations for easing monetary policy in the Eurozone. In the U.K., Boris Johnson was elected as Britain’s Prime Minister, pledging that the U.K. would exit the European Union (known as “Brexit”) by October 31, 2019. Late August 2019 brought a trade resolution between the U.S. and Japan, but escalating tensions between the U.S. and China remained in focus and were largely to blame for a reported contraction in German GDP as well as a sizable drop in Japanese exports. Additionally, Italy narrowly avoided political collapse with the formation of a new governing coalition between the Democratic party and the populist Five Star Movement. European market volatility calmed in September 2019, despite increasing Brexit uncertainty, after the European Central Bank cut the deposit rate to a record low alongside the introduction of a new quantitative easing program.

International equity markets rallied in the fourth quarter of 2019, returning +8.17% in USD terms and +5.19% in local currency terms. This period was characterized by a reduction in global uncertainty and accommodative monetary policy. In October 2019, Japan increased the sales tax rate by 2% to 10%, which partially drove slowing economic activity alongside a reduction in exports from U.S.-China trade frictions. In October 2019, the European Union delayed Brexit for the third time to January 2020, beyond U.K. Prime Minister Boris Johnson’s October 31, 2019 goal. Meanwhile, the trend of stagnating economic activity across Europe persisted through November 2019. In early December 2019, Japan announced a substantial stimulus package aimed at boosting the nation’s GDP by 1.4% through March 2022. By mid-December 2019, a preliminary trade agreement between the U.S. and China buoyed international equities. European economic activity began to show signs of bottoming and potential recovery, including modest economic growth in Germany.

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

At the end of the fourth quarter of 2019, U.K. Prime Minister Boris Johnson’s Conservative Party secured a majority in the House of Commons, providing a clearer path for the U.K. to exit the European Union. The European Central Bank left its monetary policy rate unchanged in response to early signs of an economic recovery.

Positive international equity performance sharply reversed during the first quarter of 2020. The MSCI EAFE Index returned -20.55% in local currency terms and -22.83% in USD terms. In early January 2020, news of the spread of COVID-19 emerged. Before the virus spread, Germany and the Eurozone reported that 2019 GDP growth hit a 6-year low of 0.6% and 1.2%, respectively. Additionally, the U.K. formally exited the European Union on January 31, 2020.

At the end of January 2020, China announced the lock down of select cities due to COVID-19. In the ensuing days and weeks, the global rate of COVID-19 infection spread; along with the impact on the global economy. Large international corporations announced disruptions to operations and forecasted meaningful reductions in financial expectations. Amid the virus outbreak, Japan reported a 6.3% contraction in GDP for the fourth quarter of 2019, driven by a sharp decline in household consumption from a higher sales tax rate. At the end of February 2020, many countries within the European Union began reporting COVID-19 infections, with the most significant increase in Northern Italy. An oil price war between Saudi Arabia and Russia added to the market volatility experienced by international equities.

In March 2020, the spread of COVID-19 in Japan was relatively more contained than in other developed nations. The infection rate in Europe worsened, and many nations began implementing lock down measures, halting economic activity. Notably, Italy became the country with the highest COVID-19 related death rate. The Bank of England announced large cuts in interest rates to a record low and agreed to purchase £200 billion in U.K. government bonds. Similarly, the European Central Bank increased bond purchases under its current program and announced a new €750 billion bond-buying program.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

Sector Breakdown†

Sector	% of Net Assets
Consumer Staples	19.7%
Consumer Discretionary	17.5%
Industrials	17.1%
Health Care	16.9%
Materials	11.6%
Information Technology	7.4%
Communication Services	2.4%
Financials	2.2%
Energy	1.6%
Utilities	1.2%
Real Estate	1.2%
Other Assets less Liabilities‡	1.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Roche Holding AG, Genusschein	7.3%
British American Tobacco PLC	4.8%
LVMH Moet Hennessy Louis Vuitton SE	4.2%
Novo Nordisk A/S, Class B	3.6%
Industria de Diseno Textil S.A.	3.5%
Rio Tinto PLC	3.3%
Unilever N.V.	3.1%
L’Oreal S.A.	2.9%
SAP SE	2.4%
Roche Holding AG, Bearer Shares	2.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Quality Dividend Growth Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in the European equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -9.46% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). International equities suffered a significant drop in the first quarter of 2020 with European equities underperforming. The Fund’s position in Switzerland contributed to performance while its position in the United Kingdom detracted from performance. The euro also depreciated by 2.1% against the U.S. dollar during the fiscal year, which served as a headwind for the Fund. However, the Fund’s significant overweight to higher quality companies proved to be a source of outperformance when compared to companies with low quality (based on return on equity).

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$888.20	0.58%	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-9.46%	0.82%	1.34%	0.01%
Fund Market Price Returns	-10.40%	0.36%	1.05%	-0.26%
WisdomTree Europe Quality Dividend Growth Index	-9.19%	1.31%	1.83%	0.48%
MSCI Europe Index	-15.50%	-2.34%	-1.31%	-2.37%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 7, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree Europe SmallCap Dividend Fund (DFE)

Sector Breakdown†

Sector	% of Net Assets
Industrials	20.9%
Financials	17.5%
Consumer Discretionary	12.9%
Information Technology	10.9%
Materials	8.8%
Consumer Staples	7.2%
Real Estate	6.7%
Communication Services	4.7%
Utilities	3.0%
Health Care	3.0%
Energy	2.0%
Investment Company	1.3%
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
BE Semiconductor Industries N.V.	2.0%
Siltronic AG	1.9%
bpost S.A.	1.6%
WisdomTree International MidCap Dividend Fund (DIM)	1.3%
Metsa Board Oyj	1.2%
Peab AB, Class B	1.0%
Banca Farmafactoring SpA	1.0%
Deutsche Pfandbriefbank AG	1.0%
Vistry Group PLC	1.0%
TietoEVRY Oyj	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of holdings information for the underlying WisdomTree Fund, please see pages 47-53 of this report.

The WisdomTree Europe SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe SmallCap Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the European equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -26.54% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). International equities suffered a significant drop in the first quarter of 2020 with European equities underperforming. The Fund’s position in Austria contributed least negatively to performance while its position in the United Kingdom created a drag on performance. Additionally, small cap companies underperformed during the fiscal period when compared to their larger peers. The euro also depreciated by 2.1% against the U.S. dollar during the fiscal year, which served as a headwind for Fund returns.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$744.50	0.58%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-26.54%	-7.94%	-2.38%	4.58%
Fund Market Price Returns	-27.35%	-8.29%	-2.60%	4.49%
WisdomTree Europe SmallCap Dividend Index	-26.19%	-7.66%	-1.96%	5.18%
MSCI Europe Small Cap Index	-19.99%	-3.52%	0.20%	5.24%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree International Dividend ex-Financials Fund (DOO)

Sector Breakdown†

Sector	% of Net Assets
Utilities	16.2%
Communication Services	12.5%
Industrials	11.7%
Consumer Staples	11.2%
Health Care	11.2%
Materials	9.7%
Energy	9.3%
Consumer Discretionary	9.2%
Information Technology	6.9%
Investment Company	1.2%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
SSE PLC	2.9%
Imperial Brands PLC	2.2%
Tokyo Electron Ltd.	2.1%
British American Tobacco PLC	2.0%
National Grid PLC	1.9%
NTT DOCOMO, Inc.	1.9%
UPM-Kymmene Oyj	1.8%
Vodafone Group PLC	1.6%
BAE Systems PLC	1.5%
Bayer AG, Registered Shares	1.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Dividend ex-Financials Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Dividend ex-Financials Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in high-dividend-yielding companies in the developed world excluding the U.S. and Canada and excluding the financial sector. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -19.77% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). International equities suffered a significant drop in the first quarter of 2020. Due to its underlying index methodology, the Fund added value by avoiding financials which was the worst performing sector in the market over the fiscal year (-24.60%). The Fund’s sector position in Utilities contributed most positively to performance, while its position in Consumer Discretionary contributed most negatively to performance. The Fund benefited from its investment in Switzerland, which contributed positively to performance. The Fund’s position in the United Kingdom detracted from performance.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$797.60	0.58%	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-19.77%	-3.42%	-2.45%	1.25%
Fund Market Price Returns	-20.43%	-3.73%	-2.61%	1.18%
WisdomTree International Dividend ex-Financials Index	-19.68%	-3.20%	-2.18%	1.44%
MSCI EAFE Value Index	-22.76%	-6.65%	-3.83%	0.62%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree International Equity Fund (DWM)

Sector Breakdown†

Sector	% of Net Assets
Financials	20.1%
Industrials	12.2%
Health Care	10.6%
Consumer Discretionary	10.4%
Consumer Staples	10.0%
Communication Services	9.4%
Materials	6.7%
Energy	6.6%
Utilities	6.2%
Information Technology	4.1%
Real Estate	2.7%
Investment Company	0.1%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle S.A., Registered Shares	1.5%
Roche Holding AG, Genusschein	1.4%
China Mobile Ltd.	1.4%
Novartis AG, Registered Shares	1.3%
Toyota Motor Corp.	1.3%
HSBC Holdings PLC	1.2%
British American Tobacco PLC	1.2%
TOTAL S.A.	1.1%
BP PLC	1.1%
GlaxoSmithKline PLC	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Equity Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -18.80% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). International equities suffered a significant drop in the first quarter of 2020. The Fund’s country positioning benefited most from its investment in Switzerland, which had positive performance. The Fund’s position in the United Kingdom was a drag on performance. The Fund’s sector position in Real Estate contributed most positively to performance, while its position in Financials contributed most negatively to performance.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$806.30	0.48%	$2.17
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	0.48%	$2.43

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-18.80%	-3.93%	-1.87%	2.19%
Fund Market Price Returns	-19.36%	-4.25%	-2.02%	2.08%
WisdomTree International Equity Index	-18.79%	-3.75%	-1.66%	2.31%
MSCI EAFE Index	-14.38%	-1.82%	-0.62%	2.72%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree International High Dividend Fund (DTH)

Sector Breakdown†

Sector	% of Net Assets
Financials	22.0%
Communication Services	12.9%
Energy	10.9%
Industrials	10.2%
Utilities	10.0%
Materials	8.7%
Health Care	7.7%
Consumer Discretionary	7.6%
Consumer Staples	5.1%
Information Technology	2.0%
Real Estate	1.8%
Investment Company	0.1%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).
‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
China Mobile Ltd.	2.9%
British American Tobacco PLC	2.4%
TOTAL S.A.	2.3%
BP PLC	2.2%
GlaxoSmithKline PLC	2.1%
NTT DOCOMO, Inc.	2.0%
Royal Dutch Shell PLC, Class A	1.9%
Sanofi	1.8%
HSBC Holdings PLC	1.6%
AstraZeneca PLC	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International High Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International High Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in high-dividend-yielding companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -23.48% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). International equities suffered a significant drop in the first quarter of 2020. The Fund’s country positioning benefited most from its investment in Switzerland, which had positive performance. The Fund’s position in the United Kingdom was a drag on performance. The Fund’s position in Utilities contributed most positively to performance, while its position in Energy contributed most negatively to performance.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$767.10	0.58%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-23.48%	-6.07%	-3.43%	0.97%
Fund Market Price Returns	-23.96%	-6.40%	-3.52%	0.91%
WisdomTree International High Dividend Index	-23.38%	-5.95%	-3.25%	1.18%
MSCI EAFE Value Index	-22.76%	-6.65%	-3.83%	0.62%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree International LargeCap Dividend Fund (DOL)

Sector Breakdown†

Sector	% of Net Assets
Financials	20.4%
Health Care	13.4%
Consumer Staples	11.7%
Communication Services	11.0%
Consumer Discretionary	9.7%
Industrials	9.6%
Energy	8.6%
Utilities	5.1%
Materials	5.0%
Information Technology	2.9%
Real Estate	1.4%
Investment Company	0.2%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle S.A., Registered Shares	2.2%
China Mobile Ltd.	2.1%
Roche Holding AG, Genusschein	2.1%
Novartis AG, Registered Shares	2.0%
Toyota Motor Corp.	1.9%
HSBC Holdings PLC	1.7%
British American Tobacco PLC	1.7%
TOTAL S.A.	1.6%
BP PLC	1.6%
GlaxoSmithKline PLC	1.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International LargeCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International LargeCap Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying large-cap companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -17.78% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). International equities suffered a significant drop in the first quarter of 2020. The Fund benefited from its investment in Switzerland, which contributed positively to performance. The Fund’s position in the United Kingdom detracted from performance. The Fund’s sector position in Real Estate contributed most positively to performance, while its position in Energy contributed most negatively to performance.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$811.30	0.48%	$2.17
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	0.48%	$2.43

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-17.78%	-3.43%	-2.06%	1.70%
Fund Market Price Returns	-18.09%	-3.53%	-2.14%	1.64%
WisdomTree International LargeCap Dividend Index	-17.67%	-3.26%	-1.85%	1.95%
MSCI EAFE Index	-14.38%	-1.82%	-0.62%	2.72%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree International MidCap Dividend Fund (DIM)

Sector Breakdown†

Sector	% of Net Assets
Financials	18.5%
Industrials	17.2%
Materials	11.6%
Consumer Discretionary	11.1%
Utilities	11.0%
Consumer Staples	6.3%
Information Technology	6.3%
Real Estate	5.8%
Communication Services	5.6%
Health Care	3.9%
Energy	2.1%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
SSE PLC	1.3%
Persimmon PLC	0.8%
Telefonica Deutschland Holding AG	0.7%
Natixis S.A.	0.7%
UPM-Kymmene Oyj	0.7%
Danske Bank A/S	0.7%
EDP—Energias de Portugal S.A.	0.6%
Power Assets Holdings Ltd.	0.6%
Standard Life Aberdeen PLC	0.5%
Bouygues S.A.	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International MidCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International MidCap Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying mid-cap companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -21.43% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). International equities suffered a significant drop in the first quarter of 2020. The Fund’s country position in Israel contributed least negatively to performance while its position in the United Kingdom detracted most significantly from performance. The Fund’s sector position in Utilities contributed most positively to performance, while its position in Industrials contributed most negatively to performance. Additionally, the Fund’s focus on midcap companies detracted from performance as midcap companies underperformed during the fiscal period when compared to their larger peers.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$786.80	0.58%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-21.43%	-4.84%	-1.43%	2.89%
Fund Market Price Returns	-22.25%	-5.25%	-1.62%	2.84%
WisdomTree International MidCap Dividend Index	-21.03%	-4.38%	-1.07%	3.19%
MSCI EAFE Mid Cap Index	-16.32%	-2.51%	-0.12%	3.72%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree International Multifactor Fund (DWMF)

Sector Breakdown†

Sector	% of Net Assets
Consumer Staples	16.2%
Industrials	15.2%
Health Care	14.9%
Financials	12.5%
Communication Services	9.5%
Utilities	8.3%
Consumer Discretionary	6.0%
Information Technology	5.4%
Real Estate	4.7%
Energy	1.9%
Materials	1.6%
Other Assets less Liabilities‡	3.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
BioMerieux	1.4%
GlaxoSmithKline PLC	1.3%
Roche Holding AG, Genusschein	1.3%
Coloplast A/S, Class B	1.1%
Novartis AG, Registered Shares	1.1%
Aviva PLC	1.1%
Singapore Exchange Ltd.	1.1%
Orange S.A.	1.1%
Sartorius Stedim Biotech	1.1%
Unilever PLC	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Multifactor Fund (the ‘‘Fund’’) seeks capital appreciation by investing primarily in equity securities of developed countries, excluding the United States and Canada, with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation.

The Fund returned -13.08% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). The Fund’s position in Finland contributed positively to performance while its position in Australia contributed most negatively to performance. The Fund’s multifactor tilts provided a focus on quality companies which generally outperformed. During the fiscal year, the Fund utilized forward foreign currency contracts to offset applicable international currency exposure from positions in international equities. The Fund’s use of foreign currency contracts contributed positively to Fund performance as the U.S. dollar rallied against various international currencies, which served as a tailwind to the strategy’s dynamic currency hedges.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$849.40	0.38%	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-13.08%	-7.53%
Fund Market Price Returns	-13.13%	-7.18%
MSCI EAFE Index	-14.38%	-10.29%
MSCI EAFE Local Currency Index	-12.58%	-8.87%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 10, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree International Quality Dividend Growth Fund (IQDG)

Sector Breakdown†

Sector	% of Net Assets
Health Care	17.6%
Consumer Discretionary	16.0%
Consumer Staples	15.1%
Industrials	14.9%
Information Technology	14.0%
Materials	9.5%
Communication Services	4.3%
Real Estate	3.0%
Utilities	2.0%
Financials	2.0%
Energy	1.2%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Novo Nordisk A/S, Class B	4.5%
Industria de Diseno Textil S.A.	4.4%
British American Tobacco PLC	4.0%
Unilever N.V.	4.0%
Rio Tinto PLC	3.3%
SAP SE	3.0%
Tokyo Electron Ltd.	2.6%
Kering S.A.	2.3%
ASML Holding N.V.	2.3%
Roche Holding AG, Bearer Shares	2.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Quality Dividend Growth Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -7.43% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). International equities suffered a significant drop in the first quarter of 2020, however, the Fund’s significant overweight to higher quality companies proved to be a source of outperformance when compared to companies with low quality (based on return on equity). The Fund’s country position in Japan contributed positively to performance while its position in the United Kingdom contributed most negatively to performance. The Fund’s sector position in Health Care contributed most positively to performance, while its position in Consumer Staples contributed most negatively to performance.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$909.70	0.38%[1]	$1.81
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%[1]	$1.92
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.38% through July 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-7.43%	1.54%	2.92%
Fund Market Price Returns	-8.77%	1.06%	2.74%
WisdomTree International Quality Dividend Growth Index	-7.19%	1.81%	3.25%
MSCI EAFE Index	-14.38%	-1.82%	2.07%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree International SmallCap Dividend Fund (DLS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	21.5%
Financials	16.3%
Consumer Discretionary	13.1%
Materials	9.6%
Information Technology	9.1%
Real Estate	6.8%
Consumer Staples	6.5%
Communication Services	5.8%
Health Care	4.8%
Utilities	3.4%
Energy	1.9%
Investment Company	0.2%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Bolsas y Mercados Espanoles SHMSF S.A.	0.7%
Freenet AG	0.6%
BE Semiconductor Industries N.V.	0.6%
Royal Mail PLC	0.6%
Siltronic AG	0.6%
bpost S.A.	0.5%
Oesterreichische Post AG	0.5%
Azimut Holding SpA	0.5%
Vistry Group PLC	0.5%
Navigator Co. S.A. (The)	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International SmallCap Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -23.58% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). International equities suffered a significant drop in the first quarter of 2020. The Fund’s position in Switzerland contributed least negatively to performance while its position in the United Kingdom contributed most negatively to performance. Additionally, the Fund’s exposure to small-cap equities underperformed its large and mid-cap peers.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$771.30	0.58%	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-23.58%	-6.37%	-0.83%	3.80%
Fund Market Price Returns	-24.27%	-6.77%	-1.00%	3.67%
WisdomTree International SmallCap Dividend Index	-22.56%	-5.73%	-0.22%	4.38%
MSCI EAFE Small Cap Index	-18.15%	-2.88%	0.97%	4.81%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of March 31, 2020 (unaudited)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

Sector Breakdown†

Sector	% of Net Assets
Industrials	24.0%
Consumer Discretionary	20.6%
Materials	11.9%
Financials	11.4%
Information Technology	9.9%
Consumer Staples	7.1%
Health Care	4.7%
Communication Services	3.1%
Real Estate	2.6%
Utilities	1.1%
Energy	1.1%
Investment Company	1.0%
Other Assets less Liabilities‡	1.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Haseko Corp.	1.3%
WisdomTree Japan Hedged Equity Fund (DXJ)	1.0%
Matsui Securities Co., Ltd.	0.9%
Aozora Bank Ltd.	0.8%
Mitsubishi Gas Chemical Co., Inc.	0.7%
Casio Computer Co., Ltd.	0.7%
Seven Bank Ltd.	0.7%
Sumitomo Rubber Industries Ltd.	0.7%
Mebuki Financial Group, Inc.	0.5%
Toyota Boshoku Corp.	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of holdings information for the underlying WisdomTree Fund, please visit www.wisdomtree.com.

The WisdomTree Japan SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan SmallCap Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the Japanese equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -11.85% at net asset value (“NAV”) for the fiscal year ended March 31, 2020 (for more complete performance information please see the table below). International equities, including Japanese equities, suffered a significant drop in the first quarter of 2020. The Fund benefited the most from its investments in Consumer Staples. The Fund’s position in Consumer Discretionary contributed most negatively to performance. Additionally, small cap companies underperformed during the fiscal period when compared to their larger peers, particularly as the broad market correction took place. However, the Japanese yen rallied by 3.27% against the U.S. dollar during the fiscal year as investors fled to safe-haven currencies, which benefited the Fund.

Shareholder Expense Example (for the six-month period ended March 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$869.40	0.58%	$2.71
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-11.85%	-2.23%	3.45%	5.49%
Fund Market Price Returns	-13.16%	-2.76%	3.16%	5.33%
WisdomTree Japan SmallCap Dividend Index	-11.73%	-1.54%	4.08%	6.27%
MSCI Japan Small Cap Index	-11.12%	-0.56%	3.59%	6.08%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report:

Brexit is an abbreviation for “British exit,” referring to the U.K.’s decision in a June 2016 referendum to leave the European Union.

Five Star Movement is a political party in Italy. The party was founded on October 4, 2009 by Beppe Grillo, a comedian and blogger, and Gianroberto Casaleggio, a web strategist.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

The MSCI EAFE Index is a market cap-weighted index composed of companies representative of the developed market structure of developed countries in Europe, Australasia and Japan.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada, calculated in local currency.

The MSCI EAFE Mid Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of mid-capitalization equities in the developed markets excluding the U.S. & Canada.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI EAFE Value Index is a free float-adjusted market capitalization index that is designed to measure the performance of the “value” stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure the performance of large- and mid-cap stocks within developed market European countries.

The MSCI Europe Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of “small” stocks within developed market European countries.

The MSCI Japan Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of small cap stocks within Japan.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs the market over time.

Return-on-Equity (ROE) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

The WisdomTree Europe Quality Dividend Growth Index is a fundamentally weighted index that measures the performance of dividend-paying common stocks with growth characteristics selected from the WisdomTree International Equity Index.

The WisdomTree Europe SmallCap Dividend Index is a fundamentally weighted index that measures the performance of the small-capitalization segment of the European dividend-paying market.

The WisdomTree International Dividend ex-Financials Index measures the performance of high dividend-yielding international stocks outside the financial sector.

The WisdomTree International Equity Index is a fundamentally weighted Index that measures the performance of dividend-paying companies in the industrialized world, excluding Canada and the United States.

WisdomTree Trust	15

Description of Terms and Indexes (unaudited) (continued)

The WisdomTree International High Dividend Index is comprised of companies with high dividend yields selected from the WisdomTree International Equity Index.

The WisdomTree International LargeCap Dividend Index is comprised of the large-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree International MidCap Dividend Index is comprised of the mid-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree International Quality Dividend Growth Index is a fundamentally weighted index designed to provide exposure to dividend paying developed market companies.

The WisdomTree International SmallCap Dividend Index is comprised of the small-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree Japan SmallCap Dividend Index is comprised of dividend-paying small-capitalization companies in Japan.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

16	WisdomTree Trust

Description of Terms and Indexes (unaudited) (concluded)

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

* * * * * *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

CURRENCY ABBREVIATIONS:
AUD	Australian dollar	JPY	Japanese yen
CHF	Swiss franc	NOK	Norwegian krone
DKK	Danish krone	NZD	New Zealand dollar
EUR	Euro	SEK	Swedish krona
GBP	British pound	SGD	Singapore dollar
HKD	Hong Kong dollar	USD	U.S. dollar
ILS	Israeli new shekel

OTHER ABBREVIATIONS:
CVA	Certificaten Van Aandelen (Certificate of Stock)
RSP	Risparmio Italian Savings Shares

WisdomTree Trust	17

Schedule of Investments

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.8%

Australia – 1.8%

BHP Group PLC	28,678	$445,202

Austria – 0.4%

Andritz AG*	1,716	53,813

Lenzing AG	455	25,162

Verbund AG(a)	488	17,681

Total Austria		96,656

Belgium – 0.9%

bpost S.A.	7,743	54,629

Melexis N.V.(a)	597	31,574

Umicore S.A.	2,284	79,820

Warehouses De Pauw CVA	2,354	67,595

Total Belgium		233,618

Denmark – 7.0%

Chr Hansen Holding A/S	418	31,273

Coloplast A/S Class B	1,549	224,715

Novo Nordisk A/S Class B	15,243	917,050

Novozymes A/S Class B	1,334	60,670

Orsted A/S(b)	2,596	254,378

Pandora A/S	3,017	97,997

Royal Unibrew A/S	531	38,282

SimCorp A/S	139	11,670

Tryg A/S	2,908	71,537

Vestas Wind Systems A/S	837	68,011

Total Denmark		1,775,583

Finland – 4.0%

Elisa Oyj(a)	2,216	137,332

Kesko Oyj Class B	1,033	58,487

Kone Oyj Class B	4,444	251,708

Konecranes Oyj	919	15,736

Metsa Board Oyj*(a)	7,993	43,571

Metso Oyj(a)	1,709	40,729

Neste Oyj	5,532	187,259

Nokian Renkaat Oyj(a)	2,589	62,696

Stora Enso Oyj Class R	11,313	114,772

TietoEVRY Oyj(a)	1,692	36,723

Valmet Oyj(a)	1,512	29,647

Wartsila Oyj Abp(a)	6,471	47,501

Total Finland		1,026,161

France – 16.0%

BioMerieux	271	30,509

Bureau Veritas S.A.	3,439	65,318

Cie Plastic Omnium S.A.	1,968	27,673

Dassault Systemes SE	442	65,473

Gaztransport Et Technigaz S.A.	489	35,949

Hermes International	288	198,706

Ingenico Group S.A.	423	44,993

Ipsen S.A.	288	14,909

Kering S.A.	915	477,796

L’Oreal S.A.	2,826	740,788

Legrand S.A.	1,622	104,079

LVMH Moet Hennessy Louis Vuitton SE	2,888	1,072,500

Metropole Television S.A.	2,673	29,975

Peugeot S.A.(a)	11,036	147,309

Remy Cointreau S.A.(a)	262	28,647

Rubis SCA	877	36,625

Safran S.A.	1,921	168,921

Sartorius Stedim Biotech	172	34,537

SEB S.A.	225	28,021

Sopra Steria Group	255	27,966

Teleperformance	252	52,481

Thales S.A.	1,302	109,118

Trigano S.A.	240	15,300

Valeo S.A.	4,166	69,710

Vinci S.A.	5,436	449,735

Total France		4,077,038

Germany – 9.6%

adidas AG	897	202,654

Beiersdorf AG	690	70,077

Carl Zeiss Meditec AG Bearer Shares	218	21,133

CTS Eventim AG & Co. KGaA	667	30,138

Deutsche Post AG Registered Shares	16,035	435,902

Deutsche Wohnen SE Bearer Shares	2,612	99,479

Duerr AG	865	17,739

Fielmann AG	794	46,305

Fuchs Petrolub SE	922	29,541

Henkel AG & Co. KGaA	1,878	138,784

Hochtief AG	1,068	70,898

Hugo Boss AG	1,238	31,393

Infineon Technologies AG	7,574	111,611

LEG Immobilien AG	699	78,769

MTU Aero Engines AG	242	35,409

SAP SE	5,432	612,715

Scout24 AG(b)	554	33,281

Siemens Healthineers AG(b)	6,301	249,207

Siltronic AG	926	69,356

Symrise AG	653	60,903

Total Germany		2,445,294

Ireland – 1.2%

CRH PLC	7,130	194,412

DCC PLC	652	41,231

Glanbia PLC	1,397	15,129

Kerry Group PLC Class A	465	53,675

Total Ireland		304,447

Italy – 1.6%

Davide Campari-Milano SpA	2,338	16,803

De’ Longhi SpA	1,057	17,675

DiaSorin SpA	149	19,733

Ferrari N.V.	515	79,988

FinecoBank Banca Fineco SpA	7,051	64,138

Freni Brembo SpA(a)	3,111	23,195

IMA Industria Macchine Automatiche SpA(a)	417	24,388

Moncler SpA	1,090	39,815

RAI Way SpA(b)	6,245	33,679

See Notes to Financial Statements.

18	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2020

Investments	Shares	Value

Recordati SpA	1,747	$73,877

Salvatore Ferragamo SpA(a)	1,284	17,047

Total Italy		410,338

Kazakhstan – 0.0%

KAZ Minerals PLC	2,510	10,930

Netherlands – 3.7%

ASM International N.V.	447	44,800

ASML Holding N.V.	1,700	452,248

BE Semiconductor Industries N.V.	2,038	62,166

Corbion N.V.	705	20,932

Euronext N.V.(b)	600	44,636

GrandVision N.V.(a)(b)	1,329	36,369

Koninklijke DSM N.V.	1,387	157,515

TKH Group N.V. CVA	423	11,780

Wolters Kluwer N.V.	1,577	111,055

Total Netherlands		941,501

Norway – 2.2%

Austevoll Seafood ASA	3,492	24,575

Elkem ASA(b)	24,967	31,384

Leroy Seafood Group ASA	7,983	38,877

Mowi ASA	8,319	125,684

Schibsted ASA Class B	848	15,036

Telenor ASA	21,508	311,120

TGS Nopec Geophysical Co. ASA	1,622	18,041

Total Norway		564,717

Portugal – 1.2%

Altri, SGPS, S.A.	4,225	16,791

Galp Energia, SGPS, S.A.	12,680	144,627

Jeronimo Martins, SGPS, S.A.	4,559	82,239

Navigator Co. S.A. (The)	20,809	49,273

Total Portugal		292,930

Spain – 4.2%

Cie Automotive S.A.	1,246	19,223

Ence Energia y Celulosa S.A.(a)	6,263	17,180

Gestamp Automocion S.A.(a)(b)	6,460	16,473

Grifols S.A.	2,399	81,601

Industria de Diseno Textil S.A.	33,903	880,154

Prosegur Cash S.A.(b)	24,242	23,301

Prosegur Cia de Seguridad S.A.	8,629	21,663

Total Spain		1,059,595

Sweden – 4.3%

AAK AB	1,738	28,400

Alfa Laval AB	3,353	58,294

Atlas Copco AB Class A	5,357	180,537

Atlas Copco AB Class B	3,135	92,711

Atrium Ljungberg AB Class B	1,785	27,889

Axfood AB	2,752	56,164

Bonava AB Class B	1,420	6,151

Epiroc AB Class A	3,718	36,948

Epiroc AB Class B	841	8,354

Essity AB Class B	3,942	121,749

Evolution Gaming Group AB(b)	822	28,042

Hexpol AB	3,836	23,076

Indutrade AB	1,170	31,884

Intrum AB(a)	1,809	24,165

Investment AB Latour Class B(a)	4,549	65,014

Lifco AB Class B	507	18,678

Loomis AB Class B	683	13,925

Nibe Industrier AB Class B	2,707	39,508

Sandvik AB	9,450	134,725

Securitas AB Class B	2,848	30,887

Sweco AB Class B	1,190	34,063

Thule Group AB(b)	1,287	22,447

Total Sweden		1,083,611

Switzerland – 17.2%

Bucher Industries AG Registered Shares	107	28,399

Cie Financiere Richemont S.A. Registered Shares	4,107	225,226

EMS-Chemie Holding AG Registered Shares	201	126,411

Geberit AG Registered Shares	259	114,035

Georg Fischer AG Registered Shares	47	32,498

Givaudan S.A. Registered Shares	74	229,063

Kuehne + Nagel International AG Registered Shares	1,586	217,767

Logitech International S.A. Registered Shares	1,278	55,265

Lonza Group AG Registered Shares*	261	108,495

Partners Group Holding AG	269	186,163

Roche Holding AG Bearer Shares	1,692	542,461

Roche Holding AG Genusschein	5,689	1,846,551

Schindler Holding AG Participation Certificate	140	30,733

Schindler Holding AG Registered Shares	475	100,346

SFS Group AG	489	36,389

SGS S.A. Registered Shares	66	152,935

Sonova Holding AG Registered Shares	333	60,023

STMicroelectronics N.V.	4,911	107,098

Straumann Holding AG Registered Shares	55	41,008

Swatch Group AG (The) Bearer Shares	300	59,981

Vifor Pharma AG	326	45,065

Vontobel Holding AG Registered Shares	888	43,686

Total Switzerland		4,389,598

United Kingdom – 23.5%

Ashmore Group PLC	10,091	44,644

Ashtead Group PLC	2,491	54,531

Barratt Developments PLC	23,382	127,857

Brewin Dolphin Holdings PLC	9,496	25,786

British American Tobacco PLC	35,806	1,224,931

Britvic PLC	2,510	21,833

Burberry Group PLC	3,185	52,308

Carnival PLC	2,964	36,069

Compass Group PLC	9,142	143,282

Croda International PLC	919	48,680

Diageo PLC	14,438	463,046

Diversified Gas & Oil PLC	14,211	15,506

Domino’s Pizza Group PLC	7,691	27,084

DS Smith PLC	18,182	62,088

See Notes to Financial Statements.

WisdomTree Trust	19

Schedule of Investments (concluded)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2020

Investments	Shares	Value

Electrocomponents PLC	3,343	$21,397

Evraz PLC	43,997	126,347

Ferrexpo PLC	4,105	6,009

Fresnillo PLC	5,446	45,027

Halma PLC	1,601	38,135

Hargreaves Lansdown PLC	3,032	52,107

Hastings Group Holdings PLC(b)	16,261	37,200

Hays PLC	19,555	27,933

HomeServe PLC	1,864	24,453

Howden Joinery Group PLC	4,191	26,607

IMI PLC	2,857	26,477

Intertek Group PLC	825	48,345

Johnson Matthey PLC	1,242	27,690

Moneysupermarket.com Group PLC	7,798	29,385

Next PLC	1,221	61,649

Pagegroup PLC	5,754	25,984

Reckitt Benckiser Group PLC	5,304	404,467

RELX PLC	10,153	218,045

Rightmove PLC	5,649	34,140

Rio Tinto PLC	18,119	835,423

Rotork PLC	7,433	19,825

Smiths Group PLC	3,282	49,892

Softcat PLC	3,309	42,548

Spectris PLC	1,193	36,360

Spirax-Sarco Engineering PLC	401	40,598

Unilever N.V.	16,029	788,023

Unilever PLC	9,259	467,896

Unite Group PLC (The)	2,936	29,179

Victrex PLC	1,183	28,897

WH Smith PLC	1,170	16,553

Total United Kingdom		5,984,236
TOTAL COMMON STOCKS (Cost: $29,740,463)		25,141,455

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%

United States – 1.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $440,298)	440,298	440,298

TOTAL INVESTMENTS IN SECURITIES – 100.5% (Cost: $30,180,761)		25,581,753

Other Assets less Liabilities – (0.5)%		(131,283)

NET ASSETS – 100.0%		$25,450,470
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $741,357 and the total market value of the collateral held by the Fund was $763,878. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $323,580.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Canadian Imperial Bank of Commerce	4/1/2020	17,734	DKK	2,376	EUR	$1	$—
Goldman Sachs	4/1/2020	81,453	SEK	7,442	EUR	55	—
Morgan Stanley & Co. International	4/1/2020	47,464	CHF	44,714	EUR	—	(7)
Morgan Stanley & Co. International	4/1/2020	12,000	GBP	13,541	EUR	22	—
Morgan Stanley & Co. International	4/1/2020	92,983	NOK	8,110	EUR	—	(44)
						$78	$(51)

See Notes to Financial Statements.

20	WisdomTree Trust

Schedule of Investments

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 97.6%

Austria – 0.9%

AT&S Austria Technologie & Systemtechnik AG	30,824	$453,548

Palfinger AG	22,010	401,381

Porr AG(a)	32,378	535,033

S IMMO AG	45,674	882,039

S&T AG	17,314	328,472

Schoeller-Bleckmann Oilfield Equipment AG	8,306	273,413

Total Austria		2,873,886

Belgium – 4.3%

Bekaert S.A.	60,699	1,018,345

bpost S.A.	720,883	5,086,060

D’ieteren S.A./N.V.	45,273	2,242,863

Econocom Group S.A./N.V.	320,987	510,342

Euronav N.V.	103,545	1,183,866

Fagron	24,286	479,128

Greenyard N.V.*(a)	95,386	407,137

Ontex Group N.V.	81,377	1,419,726

Orange Belgium S.A.	58,780	1,034,522

Recticel S.A.	62,089	333,823

Total Belgium		13,715,812

Denmark – 3.6%

Alm Brand A/S	233,576	1,699,409

D/S Norden A/S(a)	34,640	394,748

Matas A/S	101,987	639,593

NNIT A/S(a)(b)	30,650	386,685

Per Aarsleff Holding A/S	16,259	358,612

Ringkjoebing Landbobank A/S	20,647	1,159,739

Scandinavian Tobacco Group A/S Class A(b)	253,611	2,552,593

Schouw & Co. A/S	17,937	1,188,978

Spar Nord Bank A/S	145,168	891,184

Sydbank A/S	157,768	2,229,371

Total Denmark		11,500,912

Finland – 6.3%

Aktia Bank Oyj	60,835	481,276

Atria Oyj	34,417	311,554

Cargotec Oyj Class B	58,521	1,087,112

Caverion Oyj	35,600	166,209

Citycon Oyj(a)	164,309	1,014,121

Kemira Oyj	208,163	2,016,833

Metsa Board Oyj*	682,152	3,718,506

Oriola Oyj Class B	200,192	360,683

Outokumpu Oyj(a)	785,453	1,956,374

Raisio Oyj Class V(a)	153,562	498,748

Rovio Entertainment Oyj(a)(b)	72,710	333,645

Sanoma Oyj	98,252	900,728

Terveystalo Oyj*(b)	66,142	590,029

TietoEVRY Oyj(a)	134,597	2,921,241

Tokmanni Group Corp.	124,589	1,244,019

Uponor Oyj	129,859	1,182,649

YIT Oyj(a)	325,368	1,443,035

Total Finland		20,226,762

France – 4.5%

Akka Technologies(a)	6,924	188,035

AKWEL	16,922	198,674

Albioma S.A.	27,579	818,562

Beneteau S.A.(a)	71,802	479,405

Chargeurs S.A.(a)	31,750	321,900

Coface S.A.	193,016	1,238,953

Derichebourg S.A.	241,567	656,287

Elior Group S.A.(a)(b)	174,130	1,148,296

Europcar Mobility Group(a)(b)	174,258	278,968

Haulotte Group S.A.(a)	35,650	161,749

Interparfums S.A.(a)	21,987	738,232

IPSOS	54,328	1,132,617

Jacquet Metal Service S.A.	32,257	301,911

Kaufman & Broad S.A.	33,211	1,028,359

Maisons du Monde S.A.(a)(b)	35,714	286,263

Manitou BF S.A.(a)	28,012	422,930

Mersen S.A.	13,549	248,273

Nexans S.A.	17,339	514,062

Quadient	43,324	760,596

Rallye S.A.(a)	119,589	846,363

Television Francaise 1(a)	310,508	1,697,392

Trigano S.A.	16,436	1,047,799

Total France		14,515,626

Germany – 9.7%

Aareal Bank AG	167,111	2,786,195

AURELIUS Equity Opportunities SE & Co. KGaA	41,166	760,653

Aurubis AG	59,694	2,475,872

BayWa AG	16,270	453,448

Bilfinger SE	56,090	945,328

CANCOM SE	14,387	616,291

CropEnergies AG	58,807	514,272

Dermapharm Holding SE	29,540	1,228,444

Deutsche Pfandbriefbank AG(b)	406,056	3,114,360

Deutz AG	123,024	453,560

DIC Asset AG	109,996	1,142,964

Elmos Semiconductor AG	15,301	317,984

Encavis AG	118,329	1,200,988

GFT Technologies SE	45,057	384,634

Hamburger Hafen und Logistik AG	73,014	1,018,257

Indus Holding AG	24,662	639,978

Jenoptik AG	26,176	427,952

JOST Werke AG(b)	16,400	396,788

PATRIZIA AG	46,409	1,069,368

Pfeiffer Vacuum Technology AG	4,921	706,264

RHOEN-KLINIKUM AG	23,329	455,640

RIB Software SE(a)	30,293	949,306

Salzgitter AG	47,657	565,273

Siltronic AG	81,971	6,139,490

Takkt AG	81,635	634,184

VERBIO Vereinigte BioEnergie AG	47,017	430,256

Wacker Neuson SE	64,729	713,080

Wuestenrot & Wuerttembergische AG	28,018	429,784

Total Germany		30,970,613

See Notes to Financial Statements.

WisdomTree Trust	21

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2020

Investments	Shares	Value

Ireland – 1.3%

C&C Group PLC	427,864	$1,044,083

Greencore Group PLC	536,138	1,096,562

Hibernia REIT PLC	611,982	713,130

Irish Continental Group PLC	187,712	667,333

Origin Enterprises PLC	153,507	336,535

Total Produce PLC	361,980	337,605

Total Ireland		4,195,248

Italy – 9.0%

Anima Holding SpA(b)	750,989	2,017,208

Aquafil SpA(a)	44,937	165,672

Ascopiave SpA	274,499	1,013,518

Avio SpA	26,138	328,672

Banca Farmafactoring SpA(b)	605,854	3,144,379

Banca IFIS SpA	160,011	1,562,592

Banca Popolare di Sondrio SCPA	386,272	584,471

Banca Sistema SpA(a)(b)	300,122	356,312

BasicNet SpA	54,630	198,411

Biesse SpA(a)	29,931	297,218

BPER Banca(a)	578,474	1,777,246

Brunello Cucinelli SpA	23,832	723,823

Cairo Communication SpA(a)	312,629	539,933

Cementir Holding N.V.	115,206	621,810

Credito Emiliano SpA	298,429	1,257,413

Datalogic SpA(a)	56,966	667,564

doValue SpA(b)	73,680	456,777

Esprinet SpA	107,942	381,375

Falck Renewables SpA	162,180	850,255

Fiera Milano SpA(a)	88,692	270,542

Fincantieri SpA(a)	606,300	372,215

Gruppo MutuiOnline SpA	22,677	379,207

Immobiliare Grande Distribuzione SIIQ SpA	190,745	784,856

La Doria SpA	31,537	303,131

Maire Tecnimont SpA(a)	448,991	711,887

MARR SpA	57,833	816,061

Piaggio & C. SpA	467,751	836,581

RAI Way SpA(b)	88,392	476,697

Reply SpA	7,316	447,131

Rizzoli Corriere Della Sera Mediagroup SpA(a)	1,112,883	886,527

SAES Getters SpA(a)	18,685	380,929

Saras SpA	1,902,270	1,774,177

Societa Cattolica di Assicurazioni SC	285,407	1,412,991

Tod’s SpA(a)	23,391	782,806

Unieuro SpA(a)(b)	51,980	353,047

Zignago Vetro SpA	62,249	743,134

Total Italy		28,676,568

Morocco – 0.1%

Vivo Energy PLC(b)	311,911	261,059

Netherlands – 4.3%

Accell Group N.V.	18,841	261,310

AMG Advanced Metallurgical Group N.V.(a)	20,601	291,598

Arcadis N.V.	83,559	1,329,435

BE Semiconductor Industries N.V.	213,226	6,504,152

Brunel International N.V.(a)	32,562	180,787

Corbion N.V.	40,747	1,209,843

ForFarmers N.V.	149,298	923,930

Intertrust N.V.(b)	108,554	1,356,673

Koninklijke BAM Groep N.V.	316,238	442,415

Sligro Food Group N.V.	15,653	232,897

TKH Group N.V. CVA	36,848	1,026,151

Total Netherlands		13,759,191

Norway – 5.9%

American Shipping Co. ASA*	141,218	259,278

Atea ASA*	100,823	845,872

Austevoll Seafood ASA	274,178	1,929,507

Borregaard ASA	83,260	767,505

Elkem ASA(b)	2,279,124	2,864,912

Europris ASA(b)	412,140	1,193,130

Fjordkraft Holding ASA(b)	180,918	1,171,548

Grieg Seafood ASA	122,116	1,124,523

Kitron ASA	337,616	275,854

Kongsberg Gruppen ASA	130,554	1,622,445

Kvaerner ASA(a)	725,617	436,020

Norway Royal Salmon ASA	29,145	577,294

Ocean Yield ASA(a)	184,042	410,112

Sbanken ASA(b)	87,331	422,475

Scatec Solar ASA(a)(b)	42,798	538,388

Selvaag Bolig ASA	83,088	366,344

SpareBank 1 Nord Norge	205,057	1,017,376

SpareBank 1 SMN(a)	207,848	1,338,018

Sparebanken Vest	52,344	245,246

Veidekke ASA	155,658	1,291,838

XXL ASA*(a)(b)	398,441	178,333

Total Norway		18,876,018

Portugal – 2.3%

Altri, SGPS, S.A.	307,332	1,221,411

Corticeira Amorim, SGPS, S.A.	39,187	355,593

CTT-Correios de Portugal S.A.	229,247	574,521

Mota-Engil, SGPS, S.A.(a)	347,389	419,290

REN – Redes Energeticas Nacionais, SGPS, S.A.	953,148	2,426,354

Semapa-Sociedade de Investimento e Gestao	39,209	333,421

Sonae, SGPS, S.A.	3,250,772	2,102,694

Total Portugal		7,433,284

Spain – 3.6%

Applus Services S.A.	56,387	361,944

Atresmedia Corp. de Medios de Comunicacion S.A.(a)	673,551	1,847,635

Construcciones y Auxiliar de Ferrocarriles S.A.	15,763	488,611

Ence Energia y Celulosa S.A.(a)	564,790	1,549,290

Euskaltel S.A.(b)	197,357	1,459,547

Faes Farma S.A.	334,656	1,301,729

Liberbank S.A.	2,069,509	310,187

Melia Hotels International S.A.(a)	158,233	673,650

Metrovacesa S.A.(a)(b)	141,554	790,580

Sacyr S.A.	842,251	1,286,431

Tubacex S.A.	85,239	119,717

See Notes to Financial Statements.

22	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2020

Investments	Shares	Value

Unicaja Banco S.A.(b)	2,550,777	$1,483,386

Total Spain		11,672,707

Sweden – 14.3%

AddNode Group AB	16,227	239,121

AddTech AB Class B	32,342	798,129

Ahlstrom-Munksjo Oyj(a)	92,843	1,136,892

Alimak Group AB(b)	38,551	340,853

Ambea AB(b)	41,950	185,029

Arjo AB Class B	154,285	769,891

Atrium Ljungberg AB Class B	105,241	1,644,308

Avanza Bank Holding AB	153,318	1,281,299

Betsson AB*	255,047	1,028,148

Bilia AB Class A	187,527	1,160,250

BioArctic AB(a)(b)	49,555	307,602

BioGaia AB Class B	12,602	534,215

Biotage AB	36,562	367,919

Bonava AB Class B(a)	130,586	565,696

Bravida Holding AB(b)	157,703	1,116,593

Bufab AB	32,218	248,113

Catena AB(a)	26,802	783,146

Clas Ohlson AB Class B	127,339	926,025

Coor Service Management Holding AB(b)	143,149	701,463

Dios Fastigheter AB	176,303	1,179,778

Dustin Group AB(b)	93,186	442,054

Fagerhult AB(a)	112,918	445,622

Granges AB	75,398	374,414

HMS Networks AB(a)	16,576	205,784

Inwido AB	76,598	442,222

JM AB(a)	129,897	2,263,564

KNOW IT AB	21,279	292,090

Kungsleden AB	197,701	1,496,571

Lagercrantz Group AB Class B	36,927	431,598

LeoVegas AB(a)(b)	142,839	411,749

Lindab International AB	45,553	354,026

Midsona AB Class B(a)	69,286	313,293

Mycronic AB(a)	79,475	971,408

NCC AB Class B	114,406	1,504,598

NetEnt AB*(a)	497,655	1,243,171

New Wave Group AB Class B	50,946	140,892

Nobia AB	418,013	1,491,864

Nobina AB(b)	200,736	1,096,099

Nolato AB Class B	19,405	880,185

Nordic Waterproofing Holding A/S(b)	48,148	364,960

NP3 Fastigheter AB	32,541	230,237

Paradox Interactive AB(a)	27,299	437,547

Peab AB Class B	457,077	3,305,466

Platzer Fastigheter Holding AB Class B	67,904	484,554

Pricer AB Class B	217,389	344,919

Ratos AB Class B	198,619	414,972

Resurs Holding AB(b)	409,174	1,409,108

Rottneros AB	323,831	296,778

Samhallsbyggnadsbolaget i Norden AB	1,102,367	2,114,010

Scandi Standard AB	77,512	470,187

Scandic Hotels Group AB(b)	149,182	449,306

Sectra AB Class B*(a)	13,922	528,344

Semcon AB	54,175	252,894

SkiStar AB	56,477	434,934

Tethys Oil AB	34,313	165,336

Thule Group AB(b)	96,790	1,688,112

Troax Group AB	10,328	95,694

Vitrolife AB	17,389	251,506

Wihlborgs Fastigheter AB	135,791	1,895,485

Total Sweden		45,750,023

Switzerland – 3.1%

Arbonia AG*(a)	47,729	377,373

Bobst Group S.A. Registered Shares(a)	9,104	413,258

Comet Holding AG Registered Shares*	3,187	328,895

Daetwyler Holding AG Bearer Shares	7,255	1,166,739

EFG International AG*	210,491	1,200,879

Huber + Suhner AG Registered Shares	11,917	746,390

Landis+Gyr Group AG*	29,557	2,034,516

Mobilezone Holding AG Registered Shares*	83,708	724,999

Swissquote Group Holding S.A. Registered Shares	13,035	755,115

u-blox Holding AG*	5,493	337,511

Valiant Holding AG Registered Shares	21,189	1,699,412

Total Switzerland		9,785,087

United Kingdom – 24.4%

A.G. Barr PLC	46,722	279,237

Amigo Holdings PLC(b)	107,162	20,330

Arrow Global Group PLC(a)	224,488	297,839

Ascential PLC(b)	175,459	536,939

Bakkavor Group PLC(b)	161,697	210,521

Balfour Beatty PLC	284,204	763,296

Biffa PLC(b)	159,254	355,046

Big Yellow Group PLC	94,934	1,181,843

Bodycote PLC	209,700	1,467,799

Brewin Dolphin Holdings PLC	332,071	901,736

Card Factory PLC	537,389	218,825

CareTech Holdings PLC	92,331	435,046

Central Asia Metals PLC	249,198	482,647

Chemring Group PLC	176,459	438,695

Chesnara PLC	95,457	344,433

Clarkson PLC	18,595	532,614

Clipper Logistics PLC(a)	83,599	155,488

CMC Markets PLC(b)	409,963	915,001

Coats Group PLC	509,110	268,164

Computacenter PLC	61,192	1,085,013

Concentric AB	36,758	359,503

Cranswick PLC	19,633	900,239

Daily Mail & General Trust PLC Class A Non-Voting Shares	190,191	1,608,343

Dart Group PLC	31,743	216,872

Devro PLC	173,797	343,075

Diploma PLC	46,914	938,880

DiscoverIE Group PLC	52,580	320,115

Diversified Gas & Oil PLC	855,320	933,288

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2020

Investments	Shares	Value

Dixons Carphone PLC	1,925,796	$1,864,465

Domino’s Pizza Group PLC(a)	374,010	1,317,061

Drax Group PLC	402,238	766,587

EMIS Group PLC	36,257	467,552

Empiric Student Property PLC	743,553	609,421

Equiniti Group PLC(b)	196,027	430,223

Essentra PLC	270,977	883,003

Euromoney Institutional Investor PLC	60,107	603,690

FDM Group Holdings PLC	74,353	681,314

Ferrexpo PLC	354,968	519,588

Galliford Try Holdings PLC	326,506	532,622

Games Workshop Group PLC	16,895	907,090

Gamma Communications PLC	17,246	213,842

Genus PLC	14,414	582,648

Go-Ahead Group PLC (The)	52,081	533,736

GoCo Group PLC	257,400	195,328

Halfords Group PLC	350,167	303,064

Hastings Group Holdings PLC(b)	997,496	2,281,980

Helical PLC	63,167	274,134

Hill & Smith Holdings PLC	42,463	503,616

Hilton Food Group PLC	45,015	602,817

Hochschild Mining PLC	171,357	226,073

Hollywood Bowl Group PLC	127,316	236,009

Hunting PLC	53,054	115,123

Hyve Group PLC	495,003	120,914

IntegraFin Holdings PLC	169,617	915,929

International Personal Finance PLC	196,334	185,505

James Fisher & Sons PLC	16,080	250,825

James Halstead PLC	78,469	472,867

John Laing Group PLC(b)	276,415	1,163,948

Jupiter Fund Management PLC	684,822	1,698,290

Keller Group PLC	88,687	578,429

Liontrust Asset Management PLC	43,080	502,120

M&C Saatchi PLC(a)	162,682	63,944

Marshalls PLC	112,039	813,393

Marston’s PLC	848,573	433,922

Mears Group PLC	131,406	219,965

Midwich Group PLC	48,498	237,534

Mitie Group PLC	214,202	172,640

Moneysupermarket.com Group PLC	304,782	1,148,482

Morgan Advanced Materials PLC	261,202	599,497

Morgan Sindall Group PLC	40,599	604,089

Morses Club PLC	173,085	83,271

Motorpoint group PLC	106,181	250,152

NCC Group PLC	173,530	357,180

Numis Corp. PLC	95,610	248,958

OneSavings Bank PLC	344,689	1,071,912

Oxford Instruments PLC	16,891	268,083

Pagegroup PLC	335,270	1,514,045

Paragon Banking Group PLC	275,138	1,134,007

Pets at Home Group PLC	436,626	1,393,549

Pharos Energy PLC	310,771	46,241

Photo-Me International PLC	542,214	262,876

Polar Capital Holdings PLC(a)	113,443	541,555

Polypipe Group PLC	115,243	657,320

Premier Miton Group PLC	130,364	135,782

Provident Financial PLC	118,967	320,251

PZ Cussons PLC	364,307	867,307

QinetiQ Group PLC	273,347	1,091,376

Rank Group PLC(a)	215,262	346,455

Reach PLC	295,026	382,645

Redde Northgate PLC	384,074	661,963

Renew Holdings PLC	65,374	304,788

Renewi PLC	1,783,487	518,582

Robert Walters PLC	48,005	174,405

RPS Group PLC	292,107	124,234

RWS Holdings PLC	76,598	435,473

Sabre Insurance Group PLC(b)	284,187	1,021,895

Safestore Holdings PLC	114,563	909,846

Saga PLC	3,117,021	655,496

Savills PLC	102,744	1,051,029

Senior PLC	316,226	275,453

SIG PLC	576,677	166,321

Smart Metering Systems PLC	28,599	234,045

Softcat PLC	123,880	1,592,884

Speedy Hire PLC	492,524	299,856

Spire Healthcare Group PLC(b)	365,295	353,752

Spirent Communications PLC	341,198	879,983

St. Modwen Properties PLC	88,291	361,820

SThree PLC	140,050	397,670

Stock Spirits Group PLC	167,037	339,673

Superdry PLC	107,833	143,468

Synthomer PLC	271,388	817,713

TalkTalk Telecom Group PLC	705,725	743,367

TBC Bank Group PLC	39,954	359,172

Telecom Plus PLC	54,958	846,363

TI Fluid Systems PLC(b)	426,680	777,721

TP ICAP PLC	688,924	2,890,719

TT Electronics PLC	117,323	223,304

Tyman PLC	248,600	474,091

U & I Group PLC	175,485	173,204

Ultra Electronics Holdings PLC	47,108	1,172,904

Vertu Motors PLC	509,990	130,583

Vesuvius PLC	222,022	887,555

Vistry Group PLC	427,000	3,049,682

Vitec Group PLC (The)	33,410	265,131

Watkin Jones PLC	199,679	382,777

Wincanton PLC	116,108	362,800

XPS Pensions Group PLC	251,638	343,220

Total United Kingdom		78,120,013
TOTAL COMMON STOCKS (Cost: $472,666,376)		312,332,809

EXCHANGE-TRADED FUND – 1.3%

United States – 1.3%

WisdomTree International MidCap Dividend Fund(c)
(Cost: $4,180,950)	90,000	4,217,400

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2020

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.8%

United States – 6.8%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(d)
(Cost: $21,783,808)	21,783,808	$21,783,808

TOTAL INVESTMENTS IN SECURITIES – 105.7% (Cost: $498,631,134)		338,334,017

Other Assets less Liabilities – (5.7)%		(18,103,136)

NET ASSETS – 100.0%		$320,230,881
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $28,239,204. The Fund also had securities on loan having a total market value of $750,095 that were sold and pending settlement. The total market value of the collateral held by the Fund was $30,768,906. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $8,985,098.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree International MidCap Dividend Fund	$3,133,558	$24,296,627	$22,878,412	$(346,879)	$12,506	$4,217,400	$153,386

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Citibank N.A.	4/2/2020	1,495,831	USD	14,852,214	SEK	$—	$(3,226)

Deutsche Bank AG	4/2/2020	1,278,800	NOK	98,948	GBP	—	(911)

JP Morgan Chase Bank N.A.	4/2/2020	3,540,000	USD	2,848,934	GBP	7,463	—

Morgan Stanley & Co. International	4/1/2020	824,800	EUR	730,932	GBP	—	(1,307)

Societe Generale	4/2/2020	133,700	CHF	111,653	GBP	—	(260)
Standard Chartered Bank	4/2/2020	1,156,068	USD	7,836,938	DKK	3,712	—
						$11,175	$(5,704)

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments

WisdomTree International Dividend ex-Financials Fund (DOO)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 97.9%

Australia – 7.5%

BHP Group Ltd.(a)	51,437	$912,349

BHP Group PLC	65,592	1,018,262

Rio Tinto Ltd.	18,666	966,172

South32 Ltd.	671,109	724,978

Sydney Airport	295,850	1,012,209

Wesfarmers Ltd.	75,409	1,581,701

Woodside Petroleum Ltd.	74,508	830,424

Woolworths Group Ltd.	42,478	912,553

Total Australia		7,958,648

China – 2.2%

China Mobile Ltd.	167,500	1,245,839

CNOOC Ltd.	1,081,000	1,133,872

Total China		2,379,711

Denmark – 0.9%

Novo Nordisk A/S Class B	15,754	947,793

Finland – 2.9%

Fortum Oyj	83,722	1,228,681

UPM-Kymmene Oyj(a)	68,643	1,889,743

Total Finland		3,118,424

France – 7.8%

Bouygues S.A.	47,526	1,393,392

Capgemini SE	4,927	416,274

Danone S.A.	10,446	672,124

Engie S.A.	129,180	1,334,083

Orange S.A.	100,391	1,226,566

Renault S.A.(a)	32,352	628,603

Sanofi	15,556	1,367,896

TOTAL S.A.(a)	32,009	1,242,964

Total France		8,281,902

Germany – 8.2%

BASF SE	24,529	1,161,224

Bayer AG Registered Shares	27,628	1,602,139

Bayerische Motoren Werke AG	25,132	1,299,248

Daimler AG Registered Shares	41,074	1,240,284

Deutsche Post AG Registered Shares	43,683	1,187,495

Deutsche Telekom AG Registered Shares	83,449	1,081,743

Evonik Industries AG	55,201	1,155,057

Total Germany		8,727,190

Hong Kong – 1.3%

Power Assets Holdings Ltd.	224,500	1,342,499

Italy – 3.9%

Enel SpA	224,018	1,558,150

Eni SpA	120,701	1,221,090

Snam SpA	286,498	1,321,570

Total Italy		4,100,810

Japan – 21.2%

Astellas Pharma, Inc.	59,400	919,433

Canon, Inc.	55,900	1,221,510

FANUC Corp.	9,700	1,316,785

Fujitsu Ltd.	9,400	849,400

Hitachi Ltd.	20,900	608,482

Honda Motor Co., Ltd.	51,400	1,156,982

Japan Tobacco, Inc.	81,400	1,505,020

Komatsu Ltd.	61,500	1,013,179

Marubeni Corp.	234,100	1,168,819

Mitsubishi Corp.	51,300	1,088,916

Murata Manufacturing Co., Ltd.	14,700	745,111

Nomura Research Institute Ltd.	32,500	688,806

NTT DOCOMO, Inc.	63,300	1,980,122

Otsuka Holdings Co., Ltd.	25,300	991,564

Sekisui House Ltd.	85,200	1,408,359

Subaru Corp.(a)	75,500	1,450,134

Sumitomo Corp.	100,000	1,147,701

Takeda Pharmaceutical Co., Ltd.	33,100	1,014,263

Tokyo Electron Ltd.	11,700	2,206,044

Total Japan		22,480,630

Netherlands – 1.0%

Koninklijke Ahold Delhaize N.V.	47,053	1,098,922

Norway – 2.8%

Equinor ASA	79,135	988,340

Mowi ASA	65,515	989,806

Telenor ASA	66,041	955,302

Total Norway		2,933,448

Portugal – 2.6%

EDP – Energias de Portugal S.A.	394,358	1,582,851

Galp Energia, SGPS, S.A.	98,568	1,124,259

Total Portugal		2,707,110

Singapore – 2.0%

Singapore Telecommunications Ltd.	702,500	1,253,187

Wilmar International Ltd.	391,700	888,570

Total Singapore		2,141,757

Spain – 5.5%

Endesa S.A.	72,107	1,540,455

Naturgy Energy Group S.A.	55,354	978,780

Red Electrica Corp. S.A.	70,600	1,267,729

Repsol S.A.	124,392	1,137,228

Telefonica S.A.	206,831	947,157

Total Spain		5,871,349

Sweden – 1.4%

Telia Co. AB	419,118	1,510,190

Switzerland – 3.4%

Kuehne + Nagel International AG Registered Shares	10,447	1,434,431

Novartis AG Registered Shares	11,520	950,723

Roche Holding AG Genusschein	3,743	1,214,913

Total Switzerland		3,600,067

United Kingdom – 23.3%

AstraZeneca PLC	14,528	1,299,890

BAE Systems PLC	249,127	1,611,867

BP PLC	267,363	1,141,081

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International Dividend ex-Financials Fund (DOO)

March 31, 2020

Investments	Shares	Value

British American Tobacco PLC	60,813	$2,080,426

BT Group PLC	936,494	1,369,062

Evraz PLC	426,681	1,225,310

Fiat Chrysler Automobiles N.V.	133,006	959,123

GlaxoSmithKline PLC	81,470	1,530,030

Imperial Brands PLC	123,597	2,293,908

National Grid PLC	175,887	2,064,451

Rio Tinto PLC	27,531	1,269,387

Royal Dutch Shell PLC Class A	59,841	1,052,896

Sage Group PLC (The)	72,575	532,557

SSE PLC	192,487	3,114,700

Unilever N.V.	14,697	722,538

Unilever PLC	14,984	757,204

Vodafone Group PLC	1,174,610	1,645,797

Total United Kingdom		24,670,227
TOTAL COMMON STOCKS (Cost: $148,360,787)		103,870,677

EXCHANGE-TRADED FUND – 1.2%

United States – 1.2%

WisdomTree International LargeCap Dividend Fund(b)
(Cost: $1,359,781)	35,064	1,294,914

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.5%

United States – 1.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $1,528,478)	1,528,478	$1,528,478

TOTAL INVESTMENTS IN SECURITIES – 100.6% (Cost: $151,249,046)		106,694,069

Other Assets less Liabilities – (0.6)%		(632,897)

NET ASSETS – 100.0%		$106,061,172
(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $5,427,915 and the total market value of the collateral held by the Fund was $5,600,733. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $4,072,255.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree International LargeCap Dividend Fund	$—	$7,039,682	$5,706,960	$27,059	$(64,867)	$1,294,914	$107,669

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	4/1/2020	9,000	GBP	111,794	SEK	$—	$(124)
Citibank N.A.	4/1/2020	219,680	USD	2,205,000	SEK	—	(2,874)
Citibank N.A.	4/2/2020	329,180	USD	300,000	EUR	5	—
Citibank N.A.	4/2/2020	27,518	USD	25,000	EUR	87	—
Citibank N.A.	4/2/2020	4,641	USD	500,000	JPY	9	—
JP Morgan Chase Bank N.A.	4/1/2020	83,000	AUD	513,280	SEK	—	(1,006)
JP Morgan Chase Bank N.A.	4/1/2020	49,000	CHF	512,917	SEK	—	(1,126)
JP Morgan Chase Bank N.A.	4/1/2020	51,000	DKK	75,679	SEK	—	(139)
JP Morgan Chase Bank N.A.	4/1/2020	345,000	EUR	3,823,152	SEK	—	(7,325)
JP Morgan Chase Bank N.A.	4/1/2020	81,000	GBP	1,010,156	SEK	—	(1,521)
JP Morgan Chase Bank N.A.	4/1/2020	422,000	HKD	546,799	SEK	—	(744)
JP Morgan Chase Bank N.A.	4/1/2020	29,000,000	JPY	2,695,769	SEK	—	(3,458)
JP Morgan Chase Bank N.A.	4/1/2020	346,000	NOK	328,051	SEK	—	(162)
JP Morgan Chase Bank N.A.	4/1/2020	51,000	SGD	359,850	SEK	—	(502)
JP Morgan Chase Bank N.A.	4/2/2020	8,581	USD	14,000	AUD	13	—
Morgan Stanley & Co. International	4/1/2020	3,500	DKK	55,811	JPY	—	(2)
Morgan Stanley & Co. International	4/1/2020	6,000	NOK	61,212	JPY	4	—
Morgan Stanley & Co. International	4/2/2020	12,433	USD	10,000	GBP	33	—
UBS AG	4/1/2020	498,749	USD	5,000,000	SEK	—	(5,909)
						$151	$(24,892)

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments

WisdomTree International Equity Fund (DWM)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.0%

Australia – 6.0%

AGL Energy Ltd.	41,016	$431,535

Alumina Ltd.	387,120	345,928

APA Group(a)	59,521	373,770

ARB Corp., Ltd.(a)	17,810	155,770

Aristocrat Leisure Ltd.	19,463	254,328

ASX Ltd.	10,573	498,865

Aurizon Holdings Ltd.	96,261	249,217

AusNet Services	304,289	318,471

Australia & New Zealand Banking Group Ltd.	163,602	1,698,249

Bendigo & Adelaide Bank Ltd.(a)	31,212	119,778

BHP Group Ltd.(a)	145,461	2,580,073

BHP Group PLC	119,350	1,852,810

Boral Ltd.	76,431	95,898

Brambles Ltd.	52,682	340,497

Caltex Australia Ltd.	15,143	206,868

Challenger Ltd.	46,538	113,934

Coca-Cola Amatil Ltd.	60,047	324,886

Cochlear Ltd.	2,344	268,924

Commonwealth Bank of Australia	94,392	3,571,505

Computershare Ltd.(a)	22,605	134,342

Crown Resorts Ltd.	36,122	168,024

CSL Ltd.	7,227	1,312,301

CSR Ltd.	96,564	187,353

Downer EDI Ltd.	53,530	97,634

Flight Centre Travel Group Ltd.†(a)	3,122	18,936

Fortescue Metals Group Ltd.	152,511	933,444

Harvey Norman Holdings Ltd.(a)	134,554	242,944

Incitec Pivot Ltd.	34,724	42,931

Insurance Australia Group Ltd.	111,273	422,249

JB Hi-Fi Ltd.(a)	16,343	280,077

Macquarie Group Ltd.	16,786	880,985

Magellan Financial Group Ltd.(a)	10,906	290,497

Medibank Pvt Ltd.	155,079	252,477

Metcash Ltd.(a)	112,811	217,495

Mineral Resources Ltd.(a)	19,548	167,142

National Australia Bank Ltd.	176,427	1,801,143

New Hope Corp., Ltd.(a)	106,137	90,296

Orica Ltd.	18,869	177,274

Origin Energy Ltd.	47,589	127,576

OZ Minerals Ltd.	42,660	191,909

Pendal Group Ltd.	46,128	125,635

Perpetual Ltd.(a)	8,713	134,546

Platinum Asset Management Ltd.(a)	69,672	142,000

Premier Investments Ltd.	29,266	221,933

Qantas Airways Ltd.	92,031	181,938

Ramsay Health Care Ltd.	7,704	270,089

REA Group Ltd.(a)	5,930	279,432

Rio Tinto Ltd.	21,763	1,126,476

Santos Ltd.	81,512	170,622

Seven Group Holdings Ltd.(a)	17,940	123,417

Sims Ltd.	33,827	126,500

Sonic Healthcare Ltd.	25,900	385,682

South32 Ltd.	309,003	333,806

Southern Cross Media Group Ltd.	640,934	64,727

Spark Infrastructure Group	164,350	196,151

Star Entertainment Group Ltd. (The)	126,010	165,817

Suncorp Group Ltd.	56,416	315,254

Sydney Airport	127,500	436,223

Tabcorp Holdings Ltd.	164,876	255,308

Tassal Group Ltd.	185,441	397,247

Telstra Corp., Ltd.	402,863	756,977

Transurban Group(a)	111,373	820,717

Treasury Wine Estates Ltd.	25,371	155,749

Washington H Soul Pattinson & Co., Ltd.(a)	16,582	172,229

Wesfarmers Ltd.	82,180	1,723,722

Westpac Banking Corp.	227,830	2,300,816

Whitehaven Coal Ltd.(a)	117,155	138,032

Woodside Petroleum Ltd.	65,529	730,349

Woolworths Group Ltd.	45,439	976,164

Worley Ltd.(a)	25,246	95,029

Total Australia		35,160,922

Austria – 0.5%

Andritz AG*	9,744	305,566

Erste Group Bank AG	23,313	431,922

Oesterreichische Post AG(a)	9,636	344,683

OMV AG	21,396	590,675

Raiffeisen Bank International AG	14,750	216,467

Telekom Austria AG*	46,023	320,667

UNIQA Insurance Group AG	30,517	236,403

Vienna Insurance Group AG Wiener Versicherung Gruppe	13,783	259,215

Total Austria		2,705,598

Belgium – 1.1%

Ageas	9,614	399,911

Anheuser-Busch InBev S.A./N.V.	53,682	2,383,788

Bekaert S.A.	9,369	157,183

bpost S.A.	38,870	274,240

Colruyt S.A.	3,326	179,809

KBC Group N.V.	25,687	1,184,337

Proximus SADP	23,820	545,469

Solvay S.A.(a)	5,437	396,007

UCB S.A.	5,759	499,206

Umicore S.A.	9,983	348,880

Total Belgium		6,368,830

China – 3.4%

China Everbright International Ltd.	290,000	166,497

China Jinmao Holdings Group Ltd.	790,000	511,657

China Mobile Ltd.	1,120,481	8,333,965

China Overseas Land & Investment Ltd.	349,175	1,083,443

China Resources Power Holdings Co., Ltd.	452,000	498,017

China South City Holdings Ltd.	3,370,000	326,091

China Traditional Chinese Medicine Holdings Co., Ltd.	546,000	248,665

China Unicom Hong Kong Ltd.	610,000	351,791

CITIC Ltd.	1,198,000	1,253,503

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2020

Investments	Shares	Value

CITIC Telecom International Holdings Ltd.	773,000	$256,307

CNOOC Ltd.	2,961,700	3,106,558

CPMC Holdings Ltd.(a)	1,308,000	421,887

CSPC Pharmaceutical Group Ltd.	184,000	368,432

Fosun International Ltd.	392,487	453,713

Guangdong Investment Ltd.	294,000	566,690

Lenovo Group Ltd.	707,003	379,457

Shougang Fushan Resources Group Ltd.	2,034,000	370,014

Sino-Ocean Group Holding Ltd.	1,064,000	270,431

Sinotruk Hong Kong Ltd.	180,000	299,578

Sun Art Retail Group Ltd.	293,500	435,466

Total China		19,702,162

Denmark – 1.4%

Chr Hansen Holding A/S	3,068	229,532

Coloplast A/S Class B	7,147	1,036,824

Danske Bank A/S	69,349	784,163

H. Lundbeck A/S	11,034	327,412

Novo Nordisk A/S Class B	52,655	3,167,832

Novozymes A/S Class B	5,045	229,446

Orsted A/S(b)	10,893	1,067,388

Pandora A/S(a)	11,259	365,709

Scandinavian Tobacco Group A/S Class A(b)	24,544	247,035

Sydbank A/S	13,201	186,539

Tryg A/S	18,836	463,367

Vestas Wind Systems A/S	4,111	334,040

Total Denmark		8,439,287

Finland – 1.8%

Elisa Oyj(a)	12,477	773,233

Fortum Oyj	58,280	855,301

Kesko Oyj Class B	5,465	309,418

Kone Oyj Class B	19,992	1,132,348

Metso Oyj	11,973	285,344

Neste Oyj	27,015	914,463

Nordea Bank Abp	451,978	2,558,306

Orion Oyj Class B(a)	8,087	330,803

Sampo Oyj Class A	37,789	1,103,772

Stora Enso Oyj Class R	57,132	579,614

UPM-Kymmene Oyj(a)	38,987	1,073,313

Valmet Oyj(a)	12,038	236,039

YIT Oyj(a)	42,392	188,012

Total Finland		10,339,966

France – 10.1%

Accor S.A.	12,018	329,669

Aeroports de Paris	3,345	320,968

Air Liquide S.A.	12,658	1,620,151

Amundi S.A.(b)	10,881	642,925

AXA S.A.	135,637	2,349,693

BNP Paribas S.A.	93,342	2,817,562

Bollore S.A.	79,202	218,130

Bollore S.A. Non-Voting Shares*	503	1,648

Bouygues S.A.	20,810	610,119

Bureau Veritas S.A.	20,290	385,376

Capgemini SE	5,182	437,818

Carrefour S.A.(a)	26,758	423,228

Cie de Saint-Gobain	23,882	580,823

Cie Generale des Etablissements Michelin SCA	6,047	537,839

CNP Assurances	41,080	402,069

Coface S.A.	36,569	234,733

Covivio	6,751	380,377

Credit Agricole S.A.	197,554	1,450,166

Danone S.A.	22,127	1,423,712

Dassault Systemes SE	2,290	339,215

Edenred	9,499	397,004

Eiffage S.A.	4,397	311,187

Electricite de France S.A.	100,411	791,725

Elior Group S.A.(a)(b)	20,458	134,910

Elis S.A.	15,573	147,636

Engie S.A.	162,436	1,677,529

EssilorLuxottica S.A.	9,685	1,044,409

Eutelsat Communications S.A.	29,292	306,172

Getlink SE	27,183	327,794

Hermes International	1,183	816,212

ICADE	7,404	586,150

Kering S.A.	3,231	1,687,168

Klepierre S.A.	26,083	502,846

L’Oreal S.A.	10,922	2,863,018

Lagardere SCA	17,949	226,487

Legrand S.A.	8,195	525,850

LVMH Moet Hennessy Louis Vuitton SE	10,636	3,949,832

Metropole Television S.A.	18,507	207,536

Natixis S.A.(a)	261,804	852,314

Nexity S.A.	8,403	258,350

Orange S.A.	149,070	1,821,320

Pernod Ricard S.A.	6,129	870,557

Peugeot S.A.(a)	40,551	541,277

Publicis Groupe S.A.	10,418	298,582

Renault S.A.(a)	24,297	472,093

Safran S.A.	9,392	825,873

Sanofi	58,324	5,128,642

Schneider Electric SE	21,323	1,838,510

SCOR SE	12,060	265,715

SEB S.A.	1,358	169,122

Societe BIC S.A.	4,179	233,168

Societe Generale S.A.	86,839	1,462,421

Sodexo S.A.(a)	8,002	541,211

Suez	50,468	513,668

Television Francaise 1(a)	25,575	139,806

Thales S.A.	6,166	516,760

TOTAL S.A.(a)	167,206	6,492,892

Veolia Environnement S.A.	30,611	654,125

Vinci S.A.	22,764	1,883,327

Vivendi S.A.	35,409	758,596

Total France		58,548,015

Germany – 7.5%

adidas AG	3,594	811,970

Allianz SE Registered Shares	19,097	3,287,294

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2020

Investments	Shares		Value

BASF SE	55,609		$2,632,578

Bayer AG Registered Shares	57,052		3,308,427

Bayerische Motoren Werke AG	35,919		1,856,903

Beiersdorf AG	3,477		353,129

Bilfinger SE	4,249		71,612

Brenntag AG	9,204		341,652

Commerzbank AG	55,067		199,907

Continental AG	9,485		682,831

Covestro AG(b)	15,714		480,540

Daimler AG Registered Shares	83,300		2,515,354

Deutsche Boerse AG	5,395		739,958

Deutsche Pfandbriefbank AG(b)	34,780		266,755

Deutsche Post AG Registered Shares	60,912		1,655,855

Deutsche Telekom AG Registered Shares	245,130		3,177,600

Deutsche Wohnen SE Bearer Shares	10,419		396,814

E.ON SE	107,686		1,115,535

Evonik Industries AG	30,578		639,831

Fielmann AG	5,549		323,611

Freenet AG	22,312		393,301

Fresenius Medical Care AG & Co. KGaA	8,243		544,487

Fresenius SE & Co. KGaA	13,652		508,260

Hannover Rueck SE	6,495		933,590

HeidelbergCement AG	8,131		348,751

Hella GmbH & Co. KGaA	9,134		266,192

Henkel AG & Co. KGaA	7,444		550,110

Hochtief AG	4,268		283,325

Infineon Technologies AG	34,873		513,891

Jenoptik AG	2,876		47,020

LEG Immobilien AG	3,661		412,549

Merck KGaA	3,358		344,949

METRO AG	42,732		368,912

MTU Aero Engines AG	1,993		291,612

Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	6,722		1,357,870

Rheinmetall AG	2,879		202,365

RWE AG	21,749		571,784

Salzgitter AG	4,577		54,289

SAP SE	20,704		2,335,356

Siemens AG Registered Shares	35,023		2,977,095

Siemens Healthineers AG(b)	21,273		841,356

Software AG	5,873		175,925

Symrise AG	5,064		472,301

Talanx AG	13,315		452,322

Telefonica Deutschland Holding AG	378,741		938,781

TUI AG	64,232		289,597

Uniper SE	16,201		399,795

United Internet AG Registered Shares	6,456		190,343

Volkswagen AG	9,958		1,326,467

Wacker Neuson SE	11,952		131,668

Total Germany			43,382,419

Hong Kong – 2.7%

AIA Group Ltd.	205,365		1,858,669

Bank of East Asia Ltd. (The)	117,272		252,370

BOC Hong Kong Holdings Ltd.	509,444		1,409,846

CLP Holdings Ltd.	93,000		857,900

Dah Sing Financial Holdings Ltd.	60,400		171,828

Galaxy Entertainment Group Ltd.	117,000		624,179

Hang Lung Properties Ltd.	229,000		465,038

Hang Seng Bank Ltd.	80,800		1,381,259

Henderson Land Development Co., Ltd.	186,859		712,392

Hong Kong & China Gas Co., Ltd.	437,268		720,985

Hong Kong Exchanges & Clearing Ltd.	31,589		952,858

MTR Corp., Ltd.	185,553		958,779

New World Development Co., Ltd.	492,772		530,225

PCCW Ltd.	610,000		336,051

Power Assets Holdings Ltd.	110,000		657,795

Sino Land Co., Ltd.	280,400		355,976

SJM Holdings Ltd.	295,000		249,294

Sun Hung Kai Properties Ltd.	106,500		1,404,263

Swire Pacific Ltd. Class A	50,500		325,443

Swire Properties Ltd.	191,400		538,327

Television Broadcasts Ltd.(a)	164,300		204,556

Wharf Holdings Ltd. (The)(a)	147,000		260,586

Wheelock & Co., Ltd.	89,000		607,426

Total Hong Kong			15,836,045

Ireland – 0.3%

AIB Group PLC*	210,895		236,496

Bank of Ireland Group PLC	57,567		108,897

CRH PLC	24,481		667,515

DCC PLC	4,683		296,141

Kerry Group PLC Class A	3,797		438,291

Total Produce PLC	193,074		180,073

Total Ireland			1,927,413

Israel – 0.3%

Bank Leumi Le-Israel BM	42,147		233,524

Harel Insurance Investments & Financial Services Ltd.	33,688		184,751

Israel Chemicals Ltd.	67,788		216,158

Mediterranean Towers Ltd.	114,502		213,308

Mehadrin Ltd.*	0	‡	3

Naphtha Israel Petroleum Corp., Ltd.*	45,359		161,564

Paz Oil Co., Ltd.	3,843		324,174

Phoenix Holdings Ltd. (The)	43,342		208,290

Total Israel			1,541,772

Italy – 3.3%

A2A SpA	208,803		259,581

ACEA SpA	18,568		295,012

Anima Holding SpA(b)	105,596		283,638

Assicurazioni Generali SpA(a)	67,413		917,954

ASTM SpA	9,448		165,662

Azimut Holding SpA	16,787		242,770

Banca Farmafactoring SpA(b)	76,518		397,128

Banca Generali SpA	10,466		219,571

Banca Mediolanum SpA	53,655		273,759

Banca Popolare di Sondrio SCPA	185,302		280,382

Credito Emiliano SpA	71,669		301,973

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2020

Investments	Shares	Value

Enel SpA	510,693	$3,552,110

Eni SpA	227,408	2,300,607

ERG SpA	16,606	297,183

Ferrari N.V.	2,162	335,793

Freni Brembo SpA(a)	22,460	167,458

Hera SpA	80,641	289,164

Infrastrutture Wireless Italiane SpA(b)	36,693	397,783

Intesa Sanpaolo SpA	1,853,222	3,026,585

Italgas SpA	62,354	341,337

Maire Tecnimont SpA(a)	87,929	139,414

MARR SpA	11,967	168,862

Piaggio & C. SpA	106,654	190,753

Pirelli & C SpA(b)	51,261	183,644

Poste Italiane SpA(b)	75,392	638,628

Recordati SpA	7,001	296,058

Saras SpA	181,558	169,332

Snam SpA	218,789	1,009,239

Societa Cattolica di Assicurazioni SC	42,501	210,414

Terna Rete Elettrica Nazionale SpA	128,016	810,486

UniCredit SpA	65,494	513,607

Unipol Gruppo SpA	65,848	226,437

UnipolSai Assicurazioni SpA	211,288	519,312

Total Italy		19,421,636

Japan – 22.2%

Aeon Co., Ltd.	31,400	697,778

AEON Financial Service Co., Ltd.(a)	16,900	181,281

AGC, Inc.	12,400	305,420

Aisin Seiki Co., Ltd.	15,600	384,960

Alps Alpine Co., Ltd.(a)	15,100	146,727

Amada Holdings Co., Ltd.	29,000	229,142

ANA Holdings, Inc.(a)	14,000	342,235

Aoyama Trading Co., Ltd.(a)	31,500	270,779

Aozora Bank Ltd.(a)	14,000	267,408

Asahi Group Holdings Ltd.	14,000	455,190

Asahi Kasei Corp.	61,900	438,526

Astellas Pharma, Inc.	70,200	1,086,603

Azbil Corp.	17,100	444,152

Bandai Namco Holdings, Inc.(a)	10,700	519,464

Bridgestone Corp.	31,000	954,222

Brother Industries Ltd.	17,200	263,525

Canon, Inc.	72,400	1,582,063

Casio Computer Co., Ltd.	18,200	255,749

Chiba Bank Ltd. (The)(a)	72,100	315,903

Chubu Electric Power Co., Inc.	30,600	432,122

Chugai Pharmaceutical Co., Ltd.	14,300	1,655,782

Citizen Watch Co., Ltd.(a)	56,200	199,906

Cosmo Energy Holdings Co., Ltd.	9,900	139,483

Dai-ichi Life Holdings, Inc.	48,733	584,814

Daido Steel Co., Ltd.(a)	5,000	161,178

Daiichi Sankyo Co., Ltd.	13,700	943,410

Daikin Industries Ltd.	6,400	780,770

Daito Trust Construction Co., Ltd.	4,600	428,873

Daiwa House Industry Co., Ltd.	26,200	649,812

Denka Co., Ltd.	13,500	284,744

Denso Corp.	30,400	983,061

Dentsu Group, Inc.(a)	10,900	210,720

DIC Corp.	12,400	274,866

Disco Corp.	2,300	455,079

East Japan Railway Co.	9,600	727,059

Eisai Co., Ltd.	10,700	786,084

FamilyMart Co., Ltd.(a)	15,100	271,074

FANUC Corp.	14,400	1,954,815

Fast Retailing Co., Ltd.	1,300	532,138

FCC Co., Ltd.	15,100	220,860

FIDEA Holdings Co., Ltd.	362,600	342,598

Fuji Electric Co., Ltd.	10,000	226,854

FUJIFILM Holdings Corp.	14,500	730,540

Fujikura Ltd.(a)	85,100	246,735

Fujitsu Ltd.	7,600	686,749

Fukuoka Financial Group, Inc.	14,400	190,880

Gunma Bank Ltd. (The)	117,700	357,608

Hamamatsu Photonics K.K.	9,400	384,864

Hanwa Co., Ltd.	9,400	146,457

Haseko Corp.(a)	39,500	423,338

Hino Motors Ltd.	38,200	205,588

Hiroshima Bank Ltd. (The)	97,400	406,905

Hitachi High-Tech Corp.	5,700	421,342

Hitachi Ltd.	25,500	742,407

Hitachi Metals Ltd.(a)	28,100	296,474

Hitachi Zosen Corp.	144,300	465,160

Hokuhoku Financial Group, Inc.	29,800	267,208

Honda Motor Co., Ltd.	78,900	1,775,990

Horiba Ltd.	5,600	279,079

Hoya Corp.	9,900	843,685

Hyakugo Bank Ltd. (The)	120,200	336,255

Idemitsu Kosan Co., Ltd.(a)	12,651	290,391

IHI Corp.	11,200	130,929

Isuzu Motors Ltd.	42,600	282,264

ITOCHU Corp.(a)	78,000	1,620,258

Iyo Bank Ltd. (The)	100,700	510,239

Japan Airlines Co., Ltd.(a)	15,100	278,347

Japan Exchange Group, Inc.	25,700	453,746

Japan Post Holdings Co., Ltd.	185,800	1,455,524

Japan Post Insurance Co., Ltd.(a)	26,200	325,452

Japan Steel Works Ltd. (The)	15,100	182,954

Japan Tobacco, Inc.	151,644	2,803,774

Japan Wool Textile Co., Ltd. (The)	20,900	181,596

JSR Corp.	15,400	284,306

JTEKT Corp.	26,800	182,465

JXTG Holdings, Inc.	185,800	637,147

Kajima Corp.	22,400	230,111

Kaneka Corp.	11,600	278,301

Kanematsu Corp.	23,400	240,383

Kansai Electric Power Co., Inc. (The)	52,900	589,738

Kao Corp.	11,900	973,341

Kawasaki Heavy Industries Ltd.(a)	13,800	200,567

KDDI Corp.	104,500	3,087,907

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2020

Investments	Shares	Value

Keihin Corp.(a)	25,500	$596,429

Keiyo Bank Ltd. (The)	39,000	192,914

Keyence Corp.	1,400	451,688

Kintetsu World Express, Inc.	34,800	511,580

Kirin Holdings Co., Ltd.	29,600	586,078

Kitz Corp.	69,300	419,183

Koito Manufacturing Co., Ltd.	7,700	260,697

Komatsu Ltd.	51,100	841,845

Kubota Corp.	35,500	454,293

Kuraray Co., Ltd.	19,900	201,295

Kyowa Kirin Co., Ltd.	15,200	341,016

Lawson, Inc.	6,900	379,019

Lintec Corp.	2,000	42,129

LIXIL Group Corp.	18,500	230,490

Mabuchi Motor Co., Ltd.	8,800	262,480

Makita Corp.	12,600	386,911

Marubeni Corp.	95,700	477,813

Marui Group Co., Ltd.	16,700	280,770

Mebuki Financial Group, Inc.	145,000	295,493

Michinoku Bank Ltd. (The)	16,500	182,340

Mitsubishi Chemical Holdings Corp.	93,300	555,539

Mitsubishi Corp.	73,500	1,560,143

Mitsubishi Electric Corp.	84,300	1,042,476

Mitsubishi Estate Co., Ltd.	34,400	508,249

Mitsubishi Gas Chemical Co., Inc.	22,800	248,370

Mitsubishi Heavy Industries Ltd.	14,700	372,079

Mitsubishi UFJ Financial Group, Inc.	568,100	2,120,738

Mitsui Chemicals, Inc.	15,000	284,980

Mitsui Fudosan Co., Ltd.	25,800	447,028

Mizuho Financial Group, Inc.	1,267,000	1,450,616

MS&AD Insurance Group Holdings, Inc.	23,530	659,333

Murata Manufacturing Co., Ltd.	15,800	800,867

NEC Corp.	9,800	358,121

NGK Insulators Ltd.	22,400	294,019

NGK Spark Plug Co., Ltd.	14,000	197,379

NHK Spring Co., Ltd.	41,300	270,857

Nichias Corp.	15,100	283,103

Nichiha Corp.	8,400	159,355

Nidec Corp.	9,600	498,608

Nifco, Inc.	10,900	195,878

Nihon Parkerizing Co., Ltd.	14,300	148,358

Nikon Corp.	22,000	203,381

Nintendo Co., Ltd.	4,100	1,580,297

Nippon Express Co., Ltd.	6,800	333,213

Nippon Steel Trading Corp.	6,700	226,530

Nippon Telegraph & Telephone Corp.	161,000	3,841,003

Nishi-Nippon Financial Holdings, Inc.	55,000	310,778

Nishimatsu Construction Co., Ltd.	15,100	289,677

Nissin Kogyo Co., Ltd.	15,100	308,280

NOK Corp.	23,900	264,117

Nomura Real Estate Holdings, Inc.	21,500	349,521

Nomura Research Institute Ltd.	29,200	618,865

North Pacific Bank Ltd.	231,800	438,027

NSK Ltd.	34,700	223,073

NTN Corp.(a)	107,000	187,328

NTT Data Corp.	37,900	365,115

NTT DOCOMO, Inc.	176,155	5,510,402

Oji Holdings Corp.	50,700	271,922

Okasan Securities Group, Inc.(a)	136,000	430,846

Omron Corp.	9,000	469,362

Ono Pharmaceutical Co., Ltd.	19,700	453,654

Oracle Corp.	5,300	463,452

Oriental Land Co., Ltd.(a)	3,900	499,264

Otsuka Holdings Co., Ltd.	20,100	787,764

Panasonic Corp.	109,600	837,571

Pola Orbis Holdings, Inc.	15,500	286,439

Recruit Holdings Co., Ltd.	22,000	569,793

Resona Holdings, Inc.	125,300	377,449

Ricoh Co., Ltd.(a)	29,100	214,028

Rohm Co., Ltd.	5,200	285,638

Ryohin Keikaku Co., Ltd.	15,000	168,681

San-In Godo Bank Ltd. (The)	72,400	366,845

SBI Holdings, Inc.(a)	14,000	204,641

Secom Co., Ltd.	8,600	714,894

Seiko Epson Corp.(a)	15,500	167,987

Sekisui Chemical Co., Ltd.	24,500	325,214

Sekisui House Ltd.	31,900	527,308

Senshu Ikeda Holdings, Inc.	270,300	408,123

Seven & I Holdings Co., Ltd.	28,900	957,310

Sharp Corp.(a)	23,100	242,865

Shimizu Corp.	50,900	398,411

Shin-Etsu Chemical Co., Ltd.	13,100	1,302,052

Shionogi & Co., Ltd.	11,900	586,099

Siix Corp.(a)	28,600	229,955

SKY Perfect JSAT Holdings, Inc.	131,900	469,173

SMC Corp.	1,300	550,924

Softbank Corp.(a)	143,500	1,827,065

SoftBank Group Corp.	15,100	529,839

Sojitz Corp.	101,600	239,048

Sompo Holdings, Inc.	14,000	433,532

Sony Corp.	12,100	719,690

Sony Financial Holdings, Inc.	19,700	333,397

Stanley Electric Co., Ltd.	14,000	276,486

Subaru Corp.(a)	50,200	964,195

Sumitomo Chemical Co., Ltd.	104,300	310,132

Sumitomo Corp.	65,200	748,301

Sumitomo Forestry Co., Ltd.	25,000	320,735

Sumitomo Heavy Industries Ltd.	9,900	178,916

Sumitomo Mitsui Financial Group, Inc.(a)	56,500	1,372,790

Sumitomo Mitsui Trust Holdings, Inc.	16,407	474,785

Sundrug Co., Ltd.	11,900	381,400

Suntory Beverage & Food Ltd.	10,900	412,454

Suzuki Motor Corp.	11,900	284,892

Sysmex Corp.	5,100	370,660

T&D Holdings, Inc.	38,400	314,442

Taisei Corp.	10,800	330,638

Takeda Pharmaceutical Co., Ltd.	67,900	2,080,619

Tatsuta Electric Wire and Cable Co., Ltd.	18,700	79,681

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2020

Investments	Shares	Value

Terumo Corp.	14,200	$489,315

Toda Corp.(a)	63,500	369,983

Toho Bank Ltd. (The)	118,100	295,373

Toho Co., Ltd.	11,200	342,365

Tohoku Electric Power Co., Inc.	33,100	319,180

Tokai Rika Co., Ltd.	14,000	174,554

Tokai Tokyo Financial Holdings, Inc.	131,800	300,336

Tokio Marine Holdings, Inc.	25,500	1,169,237

Tokyo Century Corp.(a)	4,300	134,829

Tokyo Electron Ltd.	11,900	2,243,754

Tokyo Gas Co., Ltd.	18,100	428,545

Tokyo Seimitsu Co., Ltd.	14,000	399,426

Tokyu Construction Co., Ltd.	45,900	241,926

Toray Industries, Inc.	54,300	235,901

Toshiba Corp.	11,300	249,122

Tosoh Corp.	20,900	238,127

TOTO Ltd.	9,300	309,698

Toyobo Co., Ltd.(a)	39,800	421,392

Toyoda Gosei Co., Ltd.	15,100	259,325

Toyota Boshoku Corp.	23,000	274,198

Toyota Motor Corp.	120,810	7,275,122

Toyota Tsusho Corp.	17,100	403,285

Trend Micro, Inc.	9,100	450,132

TS Tech Co., Ltd.	8,000	189,560

UACJ Corp.	14,000	201,399

Ube Industries Ltd.	15,200	233,305

Wacoal Holdings Corp.	16,700	363,067

West Japan Railway Co.	8,820	604,258

Yamaguchi Financial Group, Inc.	49,200	278,916

Yamaha Corp.	6,900	269,404

Yamaha Motor Co., Ltd.	21,400	259,088

Yamato Holdings Co., Ltd.(a)	12,600	198,066

Yamazen Corp.	9,200	76,784

Yokohama Rubber Co., Ltd. (The)	17,500	217,706

Yuasa Trading Co., Ltd.	14,000	370,636

Z Holdings Corp.	214,010	689,875

Total Japan		129,242,949

Netherlands – 2.2%

ABN AMRO Bank N.V. CVA(b)	73,046	599,841

Aegon N.V.	171,179	434,630

Akzo Nobel N.V.	5,945	391,454

ASML Holding N.V.	7,258	1,930,834

Euronext N.V.(b)	4,316	321,083

Heineken Holding N.V.	7,299	559,417

Heineken N.V.(a)	11,963	999,707

ING Groep N.V.	276,496	1,450,637

Koninklijke Ahold Delhaize N.V.	47,562	1,110,809

Koninklijke DSM N.V.	7,246	822,895

Koninklijke KPN N.V.	209,486	500,172

Koninklijke Philips N.V.	30,578	1,238,562

Koninklijke Vopak N.V.	6,275	326,498

NN Group N.V.	14,780	398,947

Randstad N.V.	11,536	407,204

SBM Offshore N.V.	13,726	181,333

Signify N.V.(b)	10,840	210,408

Wolters Kluwer N.V.	10,212	719,145

Total Netherlands		12,603,576

New Zealand – 0.5%

Air New Zealand Ltd.	10,546	5,314

Arvida Group Ltd.	144,268	106,912

Chorus Ltd.	71,650	292,672

Fisher & Paykel Healthcare Corp., Ltd.	34,590	622,993

Infratil Ltd.	91,541	212,196

Mercury NZ Ltd.	138,466	346,418

Meridian Energy Ltd.	199,640	478,161

SKYCITY Entertainment Group Ltd.	84,511	93,691

Spark New Zealand Ltd.	185,480	449,194

Vector Ltd.	134,427	252,633

Total New Zealand		2,860,184

Norway – 1.3%

Aker ASA Class A	7,136	160,103

Aker BP ASA	39,372	497,165

DNB ASA	92,556	1,029,036

Elkem ASA(b)	113,998	143,298

Equinor ASA	188,658	2,356,204

Gjensidige Forsikring ASA	29,841	505,970

Kvaerner ASA	260,412	156,480

Leroy Seafood Group ASA	42,034	204,706

Mowi ASA	37,739	570,164

Orkla ASA	51,531	436,843

SpareBank 1 SR-Bank ASA	31,835	179,472

Storebrand ASA	44,622	177,409

Telenor ASA	84,300	1,219,424

Yara International ASA	6,524	204,586

Total Norway		7,840,860

Portugal – 0.4%

Altri, SGPS, S.A.(a)	28,461	113,111

EDP – Energias de Portugal S.A.	191,282	767,756

Galp Energia, SGPS, S.A.	49,675	566,589

Jeronimo Martins, SGPS, S.A.	22,665	408,849

Navigator Co. S.A. (The)(a)	85,721	202,976

NOS, SGPS, S.A.	52,137	174,597

Total Portugal		2,233,878

Singapore – 1.8%

CapitaLand Ltd.	223,000	446,360

China Aviation Oil Singapore Corp., Ltd.	518,400	311,291

ComfortDelGro Corp., Ltd.	164,300	175,395

DBS Group Holdings Ltd.	130,600	1,703,299

Genting Singapore Ltd.	825,800	400,184

Jardine Cycle & Carriage Ltd.	18,855	260,476

Keppel Corp., Ltd.(a)	87,500	325,087

Olam International Ltd.	328,500	329,919

Oversea-Chinese Banking Corp., Ltd.	167,969	1,019,245

SATS Ltd.	106,700	236,803

Sembcorp Industries Ltd.	125,400	136,510

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2020

Investments	Shares	Value

Singapore Airlines Ltd.(a)	70,400	$283,805

Singapore Exchange Ltd.	48,500	313,035

Singapore Post Ltd.	430,400	194,970

Singapore Technologies Engineering Ltd.	185,000	405,380

Singapore Telecommunications Ltd.	902,200	1,609,431

StarHub Ltd.	308,800	288,446

United Overseas Bank Ltd.	66,001	901,584

Venture Corp., Ltd.	16,600	158,206

Wilmar International Ltd.	272,700	618,619

Yanlord Land Group Ltd.	474,200	328,045

Total Singapore		10,446,090

Spain – 3.7%

Acciona S.A.	3,436	367,024

ACS Actividades de Construccion y Servicios S.A.	18,235	356,449

Aena SME S.A.(b)	6,804	742,986

Applus Services S.A.	29,214	187,522

Banco Bilbao Vizcaya Argentaria S.A.	355,517	1,137,311

Banco Santander S.A.	914,212	2,224,919

Bolsas y Mercados Espanoles SHMSF S.A.	11,433	414,733

CaixaBank S.A.	410,976	766,604

Cellnex Telecom S.A.(b)	9,690	440,711

Cia de Distribucion Integral Logista Holdings S.A.	14,226	227,742

Cie Automotive S.A.	8,032	123,912

Enagas S.A.	20,748	411,946

Endesa S.A.	67,759	1,447,567

Euskaltel S.A.(b)	34,239	253,213

Ferrovial S.A.	34,043	816,925

Gestamp Automocion S.A.(b)	8,399	21,418

Grifols S.A.	5,756	195,789

Iberdrola S.A.	307,412	3,030,375

Industria de Diseno Textil S.A.	119,605	3,105,059

Mapfre S.A.	145,312	248,174

Mediaset Espana Comunicacion S.A.	42,916	158,975

Naturgy Energy Group S.A.	59,011	1,043,444

Prosegur Cash S.A.(b)	152,244	146,336

Prosegur Cia de Seguridad S.A.	62,914	157,946

Red Electrica Corp. S.A.	29,217	524,635

Repsol S.A.	107,628	983,966

Telefonica S.A.	303,924	1,391,782

Unicaja Banco S.A.(b)	365,121	212,334

Zardoya Otis S.A.	50,668	341,912

Total Spain		21,481,709

Sweden – 2.6%

Assa Abloy AB Class B	27,062	512,686

Atlas Copco AB Class A	17,761	598,565

Atlas Copco AB Class B	21,838	645,814

Axfood AB	22,419	457,535

Bilia AB Class A	22,782	140,955

Boliden AB	19,501	356,847

Bonava AB Class B(a)	7,646	33,122

Castellum AB	18,588	315,188

Essity AB Class B	20,275	626,195

Fabege AB	25,082	322,268

Hexpol AB	26,999	162,413

Husqvarna AB Class B	27,563	138,932

ICA Gruppen AB(a)	10,903	459,881

Investment AB Latour Class B(a)	31,013	443,235

JM AB(a)	10,081	175,670

NCC AB Class B	16,458	216,446

Peab AB Class B	24,707	178,675

Resurs Holding AB(b)	49,449	170,292

Samhallsbyggnadsbolaget i Norden AB	104,105	199,642

Sandvik AB	51,460	733,644

Securitas AB Class B	21,483	232,985

Skandinaviska Enskilda Banken AB Class A	168,024	1,139,301

SSAB AB Class A(a)	118,539	272,667

Svenska Cellulosa AB SCA Class B(a)	39,066	396,074

Svenska Handelsbanken AB Class A	120,689	1,012,756

Swedbank AB Class A	115,726	1,294,773

Swedish Match AB(a)	7,414	425,038

Tele2 AB Class B	33,362	449,195

Telefonaktiebolaget LM Ericsson Class B	63,540	519,854

Telia Co. AB(a)	283,897	1,022,954

Thule Group AB(b)	8,294	144,656

Volvo AB Class A	14,695	176,796

Volvo AB Class B	77,181	930,905

Total Sweden		14,905,959

Switzerland – 8.7%

ABB Ltd. Registered Shares	98,205	1,725,984

Adecco Group AG Registered Shares	9,471	373,339

Baloise Holding AG Registered Shares	4,103	538,133

Cembra Money Bank AG	3,647	336,223

Cie Financiere Richemont S.A. Registered Shares	14,742	808,445

Clariant AG Registered Shares*(a)	24,482	411,555

Coca-Cola HBC AG*	13,731	295,737

Credit Suisse Group AG Registered Shares*	50,995	421,642

Dufry AG Registered Shares*	11,388	354,040

EFG International AG*(a)	41,600	237,333

EMS-Chemie Holding AG Registered Shares	896	563,502

Flughafen Zurich AG Registered Shares	2,194	247,167

Geberit AG Registered Shares	1,150	506,330

Givaudan S.A. Registered Shares	332	1,027,688

Helvetia Holding AG Registered Shares	2,785	239,771

Julius Baer Group Ltd.*	11,324	386,576

Kuehne + Nagel International AG Registered Shares	6,339	870,380

LafargeHolcim Ltd. Registered Shares*	31,257	1,142,316

Logitech International S.A. Registered Shares	12,918	558,616

Lonza Group AG Registered Shares*	1,375	571,573

Nestle S.A. Registered Shares	87,587	9,002,664

Novartis AG Registered Shares	94,837	7,826,711

OC Oerlikon Corp. AG Registered Shares	26,460	212,216

Partners Group Holding AG	772	534,268

Roche Holding AG Bearer Shares	5,707	1,829,685

Roche Holding AG Genusschein	25,740	8,354,759

Schindler Holding AG Participation Certificate	2,009	441,023

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2020

Investments	Shares	Value

SGS S.A. Registered Shares	320	$741,502

STMicroelectronics N.V.	29,008	632,602

Sunrise Communications Group AG*(b)	5,964	480,177

Swiss Life Holding AG Registered Shares	1,708	581,484

Swiss Re AG	19,471	1,500,447

Swisscom AG Registered Shares	2,459	1,322,073

UBS Group AG Registered Shares*	240,901	2,252,277

Vifor Pharma AG	1,539	212,745

Vontobel Holding AG Registered Shares	7,899	388,603

Zurich Insurance Group AG	7,652	2,715,825

Total Switzerland		50,645,411

United Kingdom – 17.2%

Admiral Group PLC	19,284	533,220

Aggreko PLC	31,726	191,737

Anglo American PLC	65,093	1,143,206

Antofagasta PLC	59,003	565,533

Ashmore Group PLC(a)	45,746	202,387

Associated British Foods PLC	19,663	442,274

AstraZeneca PLC	50,953	4,559,010

Aviva PLC	261,325	870,021

BAE Systems PLC	177,558	1,148,811

Balfour Beatty PLC	114,053	306,316

Barclays PLC	730,063	851,923

Barratt Developments PLC	89,328	488,462

Berkeley Group Holdings PLC	4,403	197,361

Bodycote PLC	48,119	336,810

BP PLC	1,455,722	6,212,888

Brewin Dolphin Holdings PLC	107,136	290,927

British American Tobacco PLC	197,839	6,768,117

BT Group PLC	851,423	1,244,696

Bunzl PLC	10,572	213,607

Burberry Group PLC	16,557	271,918

Carnival PLC	23,252	282,951

Centrica PLC	835,571	394,534

Chemring Group PLC	91,575	227,665

Cineworld Group PLC	177,461	109,207

Close Brothers Group PLC	19,275	270,548

CNH Industrial N.V.	38,665	221,290

Coca-Cola European Partners PLC	16,547	629,112

Compass Group PLC	41,491	650,287

Croda International PLC	3,879	205,473

Daily Mail & General Trust PLC Class A Non-Voting Shares(a)	33,225	280,966

Derwent London PLC	8,283	335,846

Diageo PLC	64,179	2,058,305

Direct Line Insurance Group PLC	65,071	238,746

Diversified Gas & Oil PLC	173,355	189,157

Domino’s Pizza Group PLC(a)	100,564	354,132

Drax Group PLC	79,240	151,016

Electrocomponents PLC	33,249	212,814

Empiric Student Property PLC	312,475	256,107

Essentra PLC	55,766	181,718

Evraz PLC	197,638	567,562

Fiat Chrysler Automobiles N.V.	101,009	728,389

Fresnillo PLC	42,681	352,886

GlaxoSmithKline PLC	307,820	5,780,948

Halfords Group PLC	79,084	68,446

Halma PLC	16,308	388,447

Hargreaves Lansdown PLC	14,431	248,007

Hays PLC	209,702	299,543

Howden Joinery Group PLC	43,341	275,152

HSBC Holdings PLC	1,235,021	6,956,223

Imperial Brands PLC	124,470	2,310,110

Inchcape PLC	48,373	259,834

Informa PLC	43,400	238,180

Intertek Group PLC	5,418	317,495

Land Securities Group PLC	52,361	361,503

Legal & General Group PLC	341,104	819,892

Lloyds Banking Group PLC	3,973,142	1,576,479

London Stock Exchange Group PLC	7,586	684,776

Marston’s PLC	358,950	183,551

Mediclinic International PLC	60,917	203,489

Meggitt PLC	39,312	141,507

Mondi PLC	19,782	338,741

Moneysupermarket.com Group PLC	72,359	272,664

National Grid PLC	233,192	2,737,060

Next PLC	6,215	313,800

Pagegroup PLC	68,836	310,856

Paragon Banking Group PLC	67,731	279,160

Pearson PLC	25,244	172,971

Pennon Group PLC	35,168	473,349

Persimmon PLC	46,073	1,094,862

Phoenix Group Holdings PLC	53,545	416,019

Prudential PLC	87,115	1,118,529

QinetiQ Group PLC	95,670	381,976

Quilter PLC(b)	149,657	218,969

Reckitt Benckiser Group PLC	22,046	1,681,160

Redrow PLC	52,177	232,585

RELX PLC	52,032	1,117,436

Rentokil Initial PLC	50,704	243,812

Rio Tinto PLC	76,705	3,536,680

Rolls-Royce Holdings PLC*	37,859	159,889

Rotork PLC	84,359	224,997

Royal Bank of Scotland Group PLC	329,929	461,869

Royal Dutch Shell PLC Class A	289,985	5,102,255

Royal Dutch Shell PLC Class B	277,205	4,673,910

RSA Insurance Group PLC	47,272	246,417

Sage Group PLC (The)	54,585	400,546

Segro PLC	72,469	686,515

Senior PLC	149,358	130,101

Severn Trent PLC	14,313	404,641

Signature Aviation PLC	94,930	194,219

Smith & Nephew PLC	24,501	435,801

Smiths Group PLC	16,109	244,886

Spectris PLC	7,586	231,206

Spirax-Sarco Engineering PLC	3,323	336,427

SSE PLC	108,759	1,759,867

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (concluded)

WisdomTree International Equity Fund (DWM)

March 31, 2020

Investments	Shares	Value

Standard Chartered PLC	92,175	$509,516

Standard Life Aberdeen PLC	207,717	576,674

Synthomer PLC	57,562	173,439

Tate & Lyle PLC	31,291	254,523

Taylor Wimpey PLC	135,371	197,228

TechnipFMC PLC(a)	33,942	233,438

Tesco PLC	304,470	863,783

TI Fluid Systems PLC(b)	112,567	205,179

Unilever N.V.	57,421	2,822,949

Unilever PLC	39,621	2,002,214

United Utilities Group PLC	38,943	435,938

Vesuvius PLC	70,443	281,603

Vistry Group PLC	30,298	216,392

Vodafone Group PLC	2,058,838	2,884,728

WH Smith PLC	20,149	285,065

Whitbread PLC	7,132	267,953

WM Morrison Supermarkets PLC	156,898	346,291

Total United Kingdom		100,042,605
TOTAL COMMON STOCKS (Cost: $689,318,097)		575,677,286

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree International Dividend ex-Financials Fund(c)
(Cost: $456,750)	16,240	510,748

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.6%

United States – 3.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(d)
(Cost: $20,706,466)	20,706,466	20,706,466

TOTAL INVESTMENTS IN SECURITIES – 102.7% (Cost: $710,481,313)		596,894,500

Other Assets less Liabilities – (2.7)%		(15,984,780)

NET ASSETS – 100.0%		$580,909,720
†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $18,936, which represents 0.00% of net assets.

*	Non-income producing security.

‡	Share amount represents a fractional share.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $37,636,396. The Fund also had securities on loan having a total market value of $257,611 that were sold and pending settlement. The total market value of the collateral held by the Fund was $39,915,191. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $19,208,725.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree International Dividend ex-Financials Fund	$19,842	$12,447,363	$12,170,329	$160,005	$53,867	$510,748	$135,984

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC — OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Canadian Imperial Bank of Commerce	4/1/2020	1,990,366	HKD	256,764	USD	$28	$—
Citibank N.A.	4/1/2020	374,029	SGD	262,533	USD	155	—
Credit Suisse International	4/1/2020	521,215	ILS	118,677	GBP	188	—
Goldman Sachs	4/1/2020	286,603	CHF	2,952,587	SEK	—	(1,794)
Morgan Stanley & Co. International	4/1/2020	847,531	NOK	64,944	GBP	182	—
Societe Generale	4/1/2020	130,500,902	JPY	12,017,211	SEK	—	(4,071)
UBS AG	4/1/2020	45,000	EUR	49,410	USD	—	(33)
						$553	$(5,898)

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments

WisdomTree International High Dividend Fund (DTH)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.9%

Australia – 7.7%

AGL Energy Ltd.	28,730	$302,272

Alumina Ltd.(a)	232,058	207,365

APA Group(a)	34,620	217,401

Aurizon Holdings Ltd.	57,870	149,824

AusNet Services	167,338	175,137

Australia & New Zealand Banking Group Ltd.	69,177	718,083

Bank of Queensland Ltd.(a)	12,577	38,489

Bendigo & Adelaide Bank Ltd.(a)	18,872	72,422

BHP Group Ltd.(a)	92,451	1,639,823

BHP Group PLC	70,872	1,100,229

Boral Ltd.	46,023	57,745

Caltex Australia Ltd.	10,295	140,640

Challenger Ltd.	16,423	40,207

Coca-Cola Amatil Ltd.	26,658	144,234

Commonwealth Bank of Australia	37,902	1,434,096

Crown Resorts Ltd.	28,192	131,137

CSR Ltd.	26,372	51,167

Downer EDI Ltd.	24,670	44,996

Fortescue Metals Group Ltd.	78,558	480,814

Harvey Norman Holdings Ltd.(a)	70,484	127,262

Insurance Australia Group Ltd.(a)	40,842	154,984

IOOF Holdings Ltd.(a)	21,730	48,677

JB Hi-Fi Ltd.(a)	5,562	95,318

Jupiter Mines Ltd.	258,995	34,874

Macquarie Group Ltd.	7,305	383,391

Magellan Financial Group Ltd.(a)	2,497	66,511

Medibank Pvt Ltd.(a)	54,317	88,431

Metcash Ltd.(a)	39,530	76,212

National Australia Bank Ltd.	73,550	750,872

Nine Entertainment Co. Holdings Ltd.(a)	41,798	29,292

Orora Ltd.	46,725	69,207

Pendal Group Ltd.	14,715	40,078

Premier Investments Ltd.	8,445	64,041

Qantas Airways Ltd.	50,538	99,910

QBE Insurance Group Ltd.	23,967	126,153

Rio Tinto Ltd.	11,511	595,822

Sims Ltd.	10,490	39,229

South32 Ltd.	183,045	197,738

Southern Cross Media Group Ltd.	118,981	12,016

Spark Infrastructure Group	88,788	105,968

Star Entertainment Group Ltd. (The)	50,416	66,343

Suncorp Group Ltd.	22,671	126,686

Super Retail Group Ltd.	11,157	31,617

Sydney Airport	81,791	279,837

Tabcorp Holdings Ltd.(a)	70,699	109,476

Wesfarmers Ltd.	50,023	1,049,230

Westpac Banking Corp.	92,183	930,940

Whitehaven Coal Ltd.(a)	64,216	75,659

Woodside Petroleum Ltd.(a)	39,104	435,831

Total Australia		13,457,686

Austria – 0.6%

Agrana Beteiligungs AG	4,927	87,580

Andritz AG*	3,434	107,688

BAWAG Group AG(b)	3,034	85,157

Erste Group Bank AG	7,927	146,864

Lenzing AG	1,242	68,685

Oesterreichische Post AG(a)	3,431	122,728

OMV AG	10,426	287,829

Voestalpine AG(a)	7,739	157,392

Total Austria		1,063,923

Belgium – 0.8%

Ageas	4,296	178,700

bpost S.A.	17,877	126,128

KBC Group N.V.	10,041	462,955

Proximus SADP	13,559	310,496

Solvay S.A.(a)	3,237	235,768

Total Belgium		1,314,047

China – 4.8%

China Jinmao Holdings Group Ltd.	240,000	155,440

China Mobile Ltd.	688,500	5,120,957

China Power International Development Ltd.	413,000	76,729

China Resources Power Holdings Co., Ltd.	262,000	288,674

CITIC Telecom International Holdings Ltd.	286,000	94,830

CNOOC Ltd.	1,796,000	1,883,843

Lenovo Group Ltd.	444,000	238,300

Shenzhen Investment Ltd.	368,000	114,898

Shougang Fushan Resources Group Ltd.	572,000	104,055

Sino-Ocean Group Holding Ltd.	277,000	70,404

Sinotruk Hong Kong Ltd.	93,500	155,614

Yuexiu Property Co., Ltd.	542,000	97,898

Total China		8,401,642

Denmark – 0.5%

Danske Bank A/S	28,699	324,514

H. Lundbeck A/S	6,873	203,942

Pandora A/S(a)	6,601	214,410

Sydbank A/S	4,762	67,290

Topdanmark A/S(a)	2,417	97,380

Total Denmark		907,536

Finland – 2.4%

Elisa Oyj(a)	5,355	331,864

Fortum Oyj	35,495	520,915

Kemira Oyj	5,268	51,040

Kesko Oyj Class B	2,308	130,675

Lassila & Tikanoja Oyj(a)	6,998	88,303

Metsa Board Oyj*(a)	19,969	108,854

Metso Oyj	4,250	101,287

Nokian Renkaat Oyj(a)	6,167	149,342

Nordea Bank Abp	175,944	995,886

Orion Oyj Class B(a)	3,952	161,659

Sampo Oyj Class A	16,589	484,545

Stora Enso Oyj Class R	23,925	242,723

TietoEVRY Oyj(a)	5,329	115,659

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2020

Investments	Shares	Value

UPM-Kymmene Oyj(a)	21,040	$579,231

YIT Oyj	21,127	93,700

Total Finland		4,155,683

France – 10.0%

ALD S.A.(a)(b)	13,988	122,787

Amundi S.A.(b)	4,030	238,120

AXA S.A.	56,479	978,408

BNP Paribas S.A.	36,585	1,104,331

Bouygues S.A.	14,298	419,196

Cie de Saint-Gobain	16,525	401,897

Cie Generale des Etablissements Michelin SCA	4,174	371,249

CNP Assurances	12,995	127,188

Coface S.A.	9,174	58,887

Covivio	2,420	136,352

Credit Agricole S.A.	76,472	561,351

Engie S.A.	98,739	1,019,709

Eutelsat Communications S.A.	12,788	133,665

Gaztransport Et Technigaz S.A.	1,064	78,221

ICADE	2,342	185,408

Imerys S.A.(a)	3,015	75,824

Klepierre S.A.	9,745	187,871

Lagardere SCA	6,445	81,326

Metropole Television S.A.	7,223	80,998

Natixis S.A.(a)	96,834	315,247

Orange S.A.	92,694	1,132,525

Peugeot S.A.(a)	23,589	314,867

Publicis Groupe S.A.	6,737	193,084

Renault S.A.	14,238	276,646

Rexel S.A.	13,761	102,373

Sanofi	36,236	3,186,364

SCOR SE	4,177	92,031

Societe BIC S.A.	2,483	138,539

Societe Generale S.A.	33,393	562,358

SPIE S.A.	5,036	50,588

Suez	22,713	231,175

Television Francaise 1	8,121	44,394

TOTAL S.A.(a)	102,281	3,971,744

Valeo S.A.	8,906	149,025

Veolia Environnement S.A.	18,486	395,026

Total France		17,518,774

Germany – 9.8%

Allianz SE Registered Shares	7,314	1,259,007

Aurubis AG	1,976	81,957

BASF SE	35,233	1,667,961

Bayer AG Registered Shares	35,472	2,057,010

Bayerische Motoren Werke AG	24,279	1,255,150

Continental AG	5,363	386,086

Covestro AG(b)	7,576	231,677

Daimler AG Registered Shares	52,912	1,597,748

Deutsche Pfandbriefbank AG(b)	8,830	67,724

Deutsche Post AG Registered Shares	36,897	1,003,022

Deutsche Telekom AG Registered Shares	153,045	1,983,910

DWS Group GmbH & Co. KGaA(b)	3,977	98,359

E.ON SE	67,529	699,542

Evonik Industries AG	15,740	329,353

Freenet AG	8,475	149,392

Hannover Rueck SE	2,337	335,920

Hochtief AG	2,772	184,015

Hugo Boss AG	2,791	70,773

METRO AG	15,108	130,430

Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	2,661	537,532

ProSiebenSat.1 Media SE	13,330	105,748

Siemens AG Registered Shares	22,055	1,874,763

Siltronic AG	2,121	158,859

Talanx AG	4,571	155,281

Telefonica Deutschland Holding AG	225,337	558,540

TUI AG	36,698	165,457

Total Germany		17,145,216

Hong Kong – 1.9%

BOC Hong Kong Holdings Ltd.	200,547	554,998

Hang Lung Properties Ltd.	94,000	190,889

Hang Seng Bank Ltd.	30,018	513,151

Henderson Land Development Co., Ltd.	91,220	347,773

New World Development Co., Ltd.	203,489	218,955

PCCW Ltd.	439,380	242,056

Power Assets Holdings Ltd.	69,518	415,714

Sino Land Co., Ltd.	160,000	203,125

Sun Hung Kai Properties Ltd.	44,500	586,758

Television Broadcasts Ltd.	62,600	77,938

Total Hong Kong		3,351,357

Ireland – 0.1%

AIB Group PLC*	61,899	69,413

Smurfit Kappa Group PLC	6,530	184,285

Total Ireland		253,698

Israel – 0.3%

Bank Leumi Le-Israel BM	26,192	145,123

Delek Group Ltd.	725	19,210

First International Bank of Israel Ltd.	4,419	108,381

Israel Chemicals Ltd.	32,822	104,661

Mediterranean Towers Ltd.	37,679	70,193

Naphtha Israel Petroleum Corp., Ltd.*	12,429	44,271

Paz Oil Co., Ltd.	686	57,867

Total Israel		549,706

Italy – 4.7%

A2A SpA	106,720	132,673

ACEA SpA	6,648	105,625

Assicurazioni Generali SpA(a)	32,805	446,702

Azimut Holding SpA	6,245	90,314

Banca Generali SpA	3,054	64,071

Banca Mediolanum SpA	20,963	106,958

Enav SpA(b)	27,848	122,592

Enel SpA	318,172	2,213,036

Eni SpA	152,786	1,545,682

ERG SpA	5,480	98,071

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2020

Investments	Shares	Value

Intesa Sanpaolo SpA	742,522	$1,212,648

Italgas SpA	23,445	128,342

MARR SpA	3,592	50,685

Mediobanca Banca di Credito Finanziario SpA	21,241	117,186

Poste Italiane SpA(b)	28,690	243,026

Snam SpA	123,204	568,320

Telecom Italia SpA RSP	283,561	112,165

Terna Rete Elettrica Nazionale SpA	61,591	389,941

Unione di Banche Italiane SpA	32,740	86,469

Unipol Gruppo SpA	20,607	70,863

UnipolSai Assicurazioni SpA	92,295	226,846

Total Italy		8,132,215

Japan – 14.8%

AEON Financial Service Co., Ltd.	5,300	56,851

Aisin Seiki Co., Ltd.	8,900	219,625

Amada Holdings Co., Ltd.	10,700	84,545

AOKI Holdings, Inc.	11,200	75,320

Aoyama Trading Co., Ltd.(a)	5,100	43,840

Aozora Bank Ltd.(a)	5,300	101,233

Bridgestone Corp.	20,500	631,018

Canon Electronics, Inc.	5,300	78,306

Canon, Inc.	48,600	1,061,993

Chugoku Electric Power Co., Inc. (The)(a)	8,400	117,338

Citizen Watch Co., Ltd.(a)	18,200	64,738

Daito Trust Construction Co., Ltd.	1,600	149,173

Daiwa Securities Group, Inc.	41,700	161,925

DIC Corp.	4,400	97,533

Exedy Corp.	4,900	72,577

FANUC Corp.	7,900	1,072,433

Fukuoka Financial Group, Inc.	4,500	59,650

Hanwa Co., Ltd.	4,400	68,555

Haseko Corp.(a)	18,400	197,201

Heiwa Corp.(a)	3,800	71,139

Hitachi Construction Machinery Co., Ltd.(a)	6,300	127,745

Honda Motor Co., Ltd.	51,200	1,152,480

ITOCHU Corp.(a)	48,200	1,001,237

Itochu Enex Co., Ltd.	16,200	126,653

Japan Exchange Group, Inc.(a)	9,300	164,196

Japan Post Holdings Co., Ltd.	75,900	594,587

Japan Tobacco, Inc.	86,200	1,593,768

JSR Corp.	6,500	119,999

JXTG Holdings, Inc.	101,500	348,064

Kansai Electric Power Co., Inc. (The)	26,900	299,886

Komatsu Ltd.	31,900	525,535

Lawson, Inc.	4,300	236,200

LIXIL Group Corp.	10,900	135,802

Marubeni Corp.	60,900	304,063

Matsui Securities Co., Ltd.(a)	10,900	80,068

Mebuki Financial Group, Inc.	40,800	83,146

Miraca Holdings, Inc.(a)	2,900	61,194

Mitsubishi Chemical Holdings Corp.	58,800	350,115

Mitsubishi Corp.	49,276	1,045,954

Mitsubishi Gas Chemical Co., Inc.	10,200	111,113

Mitsubishi Motors Corp.(a)	43,900	124,435

Mitsubishi UFJ Financial Group, Inc.	245,000	914,594

Mitsui Chemicals, Inc.	6,600	125,391

Mixi, Inc.	4,500	65,402

Mizuho Financial Group, Inc.	509,200	582,994

MS&AD Insurance Group Holdings, Inc.	9,700	271,803

Nikon Corp.	12,100	111,860

Nippon Steel Trading Corp.	3,100	104,812

Nishimatsu Construction Co., Ltd.	4,900	94,001

Nitto Denko Corp.	4,900	219,003

NSK Ltd.	16,900	108,643

NTN Corp.(a)	33,700	59,000

NTT DOCOMO, Inc.	112,657	3,524,086

Resona Holdings, Inc.	51,600	155,438

Sankyo Co., Ltd.	3,000	87,398

SBI Holdings, Inc.(a)	4,100	59,931

Seiko Epson Corp.(a)	12,900	139,808

Sekisui House Ltd.	23,000	380,191

Seven Bank Ltd.	30,300	78,308

Shimizu Corp.	23,500	183,942

Showa Denko K.K.	4,500	93,247

SKY Perfect JSAT Holdings, Inc.	28,300	100,664

Sojitz Corp.	47,700	112,230

Subaru Corp.(a)	31,600	606,944

SUMCO Corp.	11,600	149,681

Sumitomo Chemical Co., Ltd.	55,100	163,838

Sumitomo Corp.	41,900	480,886

Sumitomo Mitsui Financial Group, Inc.(a)	25,000	607,429

Sumitomo Rubber Industries Ltd.	11,000	103,830

T-Gaia Corp.	5,300	100,546

Takeda Pharmaceutical Co., Ltd.	41,000	1,256,338

Teijin Ltd.	5,300	89,843

Tokyo Electron Ltd.	6,500	1,225,580

Tosoh Corp.	9,700	110,518

Toyota Boshoku Corp.	7,500	89,412

Yamaha Motor Co., Ltd.	12,200	147,704

Total Japan		25,776,528

Netherlands – 1.2%

ABN AMRO Bank N.V. CVA(b)	29,780	244,548

Aegon N.V.	63,086	160,178

ASR Nederland N.V.	3,669	92,433

BE Semiconductor Industries N.V.	4,727	144,190

ING Groep N.V.	111,429	584,613

Koninklijke KPN N.V.	119,990	286,490

NN Group N.V.	7,736	208,813

Randstad N.V.	6,340	223,793

Signify N.V.(b)	5,226	101,438

Total Netherlands		2,046,496

New Zealand – 0.7%

Air New Zealand Ltd.	6,951	3,503

Chorus Ltd.	24,023	98,128

Contact Energy Ltd.	33,075	112,945

Genesis Energy Ltd.	61,781	92,117

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2020

Investments	Shares	Value

Infratil Ltd.	20,661	$47,893

Mercury NZ Ltd.	50,080	125,291

Meridian Energy Ltd.	112,555	269,582

Spark New Zealand Ltd.	108,319	262,326

Vector Ltd.	51,337	96,479

Z Energy Ltd.	30,848	52,853

Total New Zealand		1,161,117

Norway – 2.1%

AF Gruppen ASA	5,404	75,134

Aker ASA Class A	1,747	39,196

Aker BP ASA	16,166	204,134

Atea ASA*	4,911	41,202

DNB ASA	35,384	393,399

Elkem ASA(b)	67,982	85,455

Equinor ASA	116,227	1,451,592

Gjensidige Forsikring ASA	9,890	167,690

Mowi ASA	20,746	313,432

Norsk Hydro ASA	61,120	131,658

Ocean Yield ASA(a)	19,562	43,591

SpareBank 1 SR-Bank ASA	12,832	72,341

Telenor ASA	45,316	655,509

Total Norway		3,674,333

Portugal – 0.6%

EDP – Energias de Portugal S.A.	119,584	479,979

Galp Energia, SGPS, S.A.	26,864	306,409

Navigator Co. S.A. (The)(a)	49,324	116,793

NOS, SGPS, S.A.	26,494	88,723

REN – Redes Energeticas Nacionais, SGPS, S.A.	22,058	56,151

Sonae, SGPS, S.A.	101,011	65,337

Total Portugal		1,113,392

Singapore – 2.5%

CapitaLand Ltd.	75,600	151,322

ComfortDelGro Corp., Ltd.	73,100	78,036

DBS Group Holdings Ltd.	59,945	781,809

Frasers Property Ltd.	122,100	95,186

Genting Singapore Ltd.	349,400	169,320

Hutchison Port Holdings Trust	729,723	75,162

Keppel Corp., Ltd.(a)	54,300	201,740

Keppel Infrastructure Trust	224,121	66,897

NetLink NBN Trust	234,600	149,112

Olam International Ltd.	103,000	103,445

Oversea-Chinese Banking Corp., Ltd.	68,246	414,121

Singapore Airlines Ltd.(a)	34,800	140,290

Singapore Exchange Ltd.	25,400	163,940

Singapore Technologies Engineering Ltd.	84,800	185,817

Singapore Telecommunications Ltd.	593,700	1,059,229

StarHub Ltd.	106,100	99,107

United Overseas Bank Ltd.	26,700	364,726

Venture Corp., Ltd.	12,600	120,084

Total Singapore		4,419,343

Spain – 4.9%

ACS Actividades de Construccion y Servicios S.A.	8,219	160,661

Aena SME S.A.(b)	4,209	459,616

Atresmedia Corp. de Medios de Comunicacion S.A.(a)	23,021	63,150

Banco Bilbao Vizcaya Argentaria S.A.	140,542	449,599

Banco Santander S.A.	376,836	917,106

Bankia S.A.(a)	77,185	86,216

Bankinter S.A.	11,984	43,972

Bolsas y Mercados Espanoles SHMSF S.A.	4,883	177,131

CaixaBank S.A.	161,167	300,629

Cia de Distribucion Integral Logista Holdings S.A.	6,111	97,830

Enagas S.A.	10,493	208,336

Ence Energia y Celulosa S.A.(a)	17,407	47,750

Endesa S.A.	42,896	916,407

Euskaltel S.A.(b)	8,204	60,672

Iberdrola S.A.	177,332	1,748,085

Mapfre S.A.	49,875	85,180

Naturgy Energy Group S.A.	34,419	608,603

Prosegur Cash S.A.(b)	59,428	57,122

Red Electrica Corp. S.A.	17,823	320,039

Repsol S.A.	71,868	657,038

Sacyr S.A.	29,415	44,928

Telefonica S.A.(a)	193,499	886,104

Zardoya Otis S.A.	16,851	113,712

Total Spain		8,509,886

Sweden – 1.8%

Axfood AB	7,123	145,369

Bilia AB Class A	7,809	48,315

Boliden AB	7,906	144,671

Bonava AB Class B(a)	6,610	28,634

Holmen AB Class B(a)	4,061	111,816

Intrum AB(a)	5,542	74,032

JM AB(a)	3,298	57,470

Peab AB Class B	10,850	78,465

Skandinaviska Enskilda Banken AB Class A	66,528	451,099

Skanska AB Class B	10,564	161,482

SKF AB Class B(a)	12,713	175,406

SSAB AB Class B(a)	32,003	70,966

Svenska Handelsbanken AB Class A	44,680	374,930

Swedbank AB Class A	46,977	525,591

Telia Co. AB(a)	179,804	647,880

Total Sweden		3,096,126

Switzerland – 4.0%

ABB Ltd. Registered Shares	65,513	1,151,412

Adecco Group AG Registered Shares	5,120	201,826

Baloise Holding AG Registered Shares	634	83,153

Dufry AG Registered Shares*	2,361	73,401

Flughafen Zurich AG Registered Shares	957	107,811

Helvetia Holding AG Registered Shares	1,096	94,359

Kuehne + Nagel International AG Registered Shares	3,777	518,603

LafargeHolcim Ltd. Registered Shares*	17,524	640,430

Sulzer AG Registered Shares	1,521	96,050

Sunrise Communications Group AG*(b)	2,540	204,502

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2020

Investments	Shares	Value

Swiss Life Holding AG Registered Shares	480	$163,415

Swiss Re AG	7,699	593,290

Swisscom AG Registered Shares	1,577	847,869

UBS Group AG Registered Shares*	94,198	880,694

Vontobel Holding AG Registered Shares	1,861	91,554

Zurich Insurance Group AG	3,448	1,223,754

Total Switzerland		6,972,123

United Kingdom – 22.7%

Admiral Group PLC	7,604	210,257

Anglo American PLC	37,317	655,386

Antofagasta PLC	27,104	259,787

AstraZeneca PLC	31,259	2,796,893

Aviva PLC	120,293	400,487

Babcock International Group PLC	28,009	133,084

BAE Systems PLC	109,351	707,508

Barclays PLC	302,068	352,488

Barratt Developments PLC	54,931	300,373

Bellway PLC	5,446	145,590

Bodycote PLC	11,306	79,137

BP PLC	905,315	3,863,802

British American Tobacco PLC	120,347	4,117,098

BT Group PLC	519,582	759,578

Carnival PLC	7,602	92,508

Centrica PLC	475,114	224,336

Cineworld Group PLC	41,761	25,699

Close Brothers Group PLC	5,412	75,964

Daily Mail & General Trust PLC Class A Non-Voting Shares	8,767	74,138

Direct Line Insurance Group PLC	31,243	114,631

Diversified Gas & Oil PLC	45,787	49,961

Dixons Carphone PLC	86,570	83,813

Domino’s Pizza Group PLC	23,591	83,075

Drax Group PLC	17,177	32,736

DS Smith PLC	44,688	152,602

easyJet PLC(a)	19,119	135,365

Essentra PLC	19,330	62,988

Evraz PLC	106,387	305,514

Fiat Chrysler Automobiles N.V.	58,638	422,846

Galliford Try Holdings PLC	11,805	19,257

GlaxoSmithKline PLC	193,005	3,624,689

Go-Ahead Group PLC (The)	3,473	35,592

Hammerson PLC	50,177	48,143

Hastings Group Holdings PLC(b)	37,261	85,242

Hays PLC	76,024	108,594

HSBC Holdings PLC	498,320	2,806,774

IMI PLC	8,529	79,042

Imperial Brands PLC	72,853	1,352,121

Inchcape PLC	11,080	59,516

Investec PLC	17,019	32,055

J Sainsbury PLC	94,687	247,025

John Wood Group PLC	37,791	72,936

Jupiter Fund Management PLC	16,050	39,802

Land Securities Group PLC	20,816	143,715

Legal & General Group PLC	151,200	363,431

Lloyds Banking Group PLC	1,584,982	628,896

Marston’s PLC	123,800	63,306

Mondi PLC	9,931	170,056

Morgan Advanced Materials PLC	33,362	76,571

National Express Group PLC	21,933	55,969

National Grid PLC	151,259	1,775,383

Pagegroup PLC	19,090	86,208

Pennon Group PLC	15,361	206,754

Persimmon PLC	27,529	654,189

Phoenix Group Holdings PLC	18,461	143,433

Redrow PLC	19,000	84,695

Rio Tinto PLC	45,667	2,105,593

Royal Dutch Shell PLC Class A	187,845	3,305,113

Royal Mail PLC	92,554	143,682

Severn Trent PLC	7,821	221,106

Signature Aviation PLC	30,586	62,576

SSE PLC	62,761	1,015,558

St. James’s Place PLC	9,842	92,698

Standard Life Aberdeen PLC	86,509	240,170

Tate & Lyle PLC	18,412	149,765

TP ICAP PLC	23,145	97,116

Tyman PLC	30,310	57,802

United Utilities Group PLC	22,341	250,091

Vesuvius PLC	15,749	62,958

Vistry Group PLC	20,144	143,871

Vodafone Group PLC	1,266,346	1,774,333

Total United Kingdom		39,503,470
TOTAL COMMON STOCKS (Cost: $240,492,256)		172,524,297

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree International LargeCap Dividend Fund(a)(c)
(Cost: $81,250)	2,554	94,319

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.1%

United States – 5.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(d)
(Cost: $8,867,431)	8,867,431	8,867,431

TOTAL INVESTMENTS IN SECURITIES – 104.1% (Cost: $249,440,937)		181,486,047

Other Assets less Liabilities – (4.1)%		(7,250,284)

NET ASSETS – 100.0%		$174,235,763
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $14,170,276. The Fund also had securities on loan having a total market value of $74,030 that were sold and pending settlement. The total market value of the collateral held by the Fund was $15,015,665. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $6,148,234.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2020.

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (concluded)

WisdomTree International High Dividend Fund (DTH)

March 31, 2020

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree International LargeCap Dividend Fund	$38,107	$5,159,567	$5,119,109	$4,858	$10,896	$94,319	$63,732

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs	4/1/2020	40,192	CHF	413,339	SEK	$—	$(179)
Goldman Sachs	4/1/2020	384,695	EUR	4,198,860	SEK	—	(1,691)
Goldman Sachs	4/1/2020	19,751,578	JPY	1,819,852	SEK	—	(719)
Goldman Sachs	4/1/2020	360,000	NOK	342,330	SEK	—	(270)
Morgan Stanley & Co. International	4/1/2020	700,844	HKD	897,963	SEK	—	(212)
Morgan Stanley & Co. International	4/1/2020	26,873	SGD	187,650	SEK	—	(66)
UBS AG	4/1/2020	28,576	CHF	29,885	USD	—	(351)
UBS AG	4/1/2020	5,607	EUR	6,211	USD	—	(58)
UBS AG	4/1/2020	19,688	HKD	2,540	USD	1	—
UBS AG	4/1/2020	17,380	ILS	4,866	USD	47	—
						$48	$(3,546)

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.8%

Australia – 5.7%

Australia & New Zealand Banking Group Ltd.	131,574	$1,365,787

BHP Group Ltd.(a)	124,985	2,216,886

BHP Group PLC	97,685	1,516,479

Commonwealth Bank of Australia	76,682	2,901,412

CSL Ltd.	5,242	951,858

Fortescue Metals Group Ltd.	105,452	645,419

Macquarie Group Ltd.	12,345	647,906

National Australia Bank Ltd.	150,475	1,536,199

Rio Tinto Ltd.	14,673	759,491

Telstra Corp., Ltd.	379,967	713,956

Transurban Group(a)	91,887	677,123

Wesfarmers Ltd.	68,233	1,431,185

Westpac Banking Corp.	185,356	1,871,878

Woodside Petroleum Ltd.(a)	51,715	576,386

Woolworths Group Ltd.	40,130	862,111

Total Australia		18,674,076

Austria – 0.2%

Erste Group Bank AG	14,751	273,293

OMV AG	13,407	370,124

Total Austria		643,417

Belgium – 0.9%

Anheuser-Busch InBev S.A./N.V.	38,640	1,715,837

KBC Group N.V.	19,477	898,016

UCB S.A.	3,301	286,140

Total Belgium		2,899,993

China – 3.6%

China Mobile Ltd.	933,486	6,943,125

China Overseas Land & Investment Ltd.	262,000	812,951

China Unicom Hong Kong Ltd.	492,000	283,740

CITIC Ltd.	1,058,273	1,107,303

CNOOC Ltd.	2,420,529	2,538,918

Total China		11,686,037

Denmark – 1.4%

AP Moller – Maersk A/S Class B	184	164,823

Carlsberg A/S Class B	2,248	254,457

Coloplast A/S Class B	4,192	608,139

DSV Panalpina A/S	694	63,085

Novo Nordisk A/S Class B	44,074	2,651,582

Orsted A/S(b)	6,572	643,980

Vestas Wind Systems A/S	2,580	209,638

Total Denmark		4,595,704

Finland – 1.5%

Fortum Oyj	47,157	692,063

Kone Oyj Class B	14,690	832,043

Neste Oyj	16,118	545,597

Nordea Bank Abp	343,195	1,942,567

Sampo Oyj Class A	30,272	884,209

Total Finland		4,896,479

France – 11.7%

Aeroports de Paris	2,422	232,402

Air Liquide S.A.	9,924	1,270,215

AXA S.A.	112,964	1,956,919

BNP Paribas S.A.	72,249	2,180,862

Capgemini SE	2,766	233,695

Carrefour S.A.(a)	18,778	297,009

Cie de Saint-Gobain	19,905	484,101

Cie Generale des Etablissements Michelin SCA	5,771	513,291

Credit Agricole S.A.	149,142	1,094,793

Danone S.A.	17,193	1,106,245

Dassault Systemes SE	1,308	193,753

Electricite de France S.A.	75,085	592,033

Engie S.A.	132,627	1,369,682

EssilorLuxottica S.A.	8,148	878,662

Hermes International	862	594,738

Kering S.A.	2,600	1,357,672

L’Oreal S.A.	8,354	2,189,860

Legrand S.A.	5,693	365,304

LVMH Moet Hennessy Louis Vuitton SE	8,294	3,080,096

Orange S.A.	129,314	1,579,943

Pernod Ricard S.A.	3,936	559,066

Peugeot S.A.(a)	32,382	432,237

Renault S.A.(a)	17,647	342,883

Safran S.A.	5,498	483,459

Sanofi	49,006	4,309,276

Schneider Electric SE	17,023	1,467,756

Societe Generale S.A.	65,702	1,106,461

Sodexo S.A.(a)	3,677	248,692

Thales S.A.	4,187	350,904

TOTAL S.A.(a)	138,649	5,383,975

Vinci S.A.	17,517	1,449,228

Vivendi S.A.	24,809	531,503

Total France		38,236,715

Germany – 8.5%

adidas AG	2,436	550,351

Allianz SE Registered Shares	14,643	2,520,597

BASF SE	46,817	2,216,357

Bayer AG Registered Shares	47,585	2,759,439

Bayerische Motoren Werke AG	32,512	1,680,771

Beiersdorf AG	1,891	192,053

Continental AG	7,163	515,669

Daimler AG Registered Shares	69,584	2,101,182

Deutsche Boerse AG	3,021	414,349

Deutsche Post AG Registered Shares	48,959	1,330,920

Deutsche Telekom AG Registered Shares	208,580	2,703,805

Deutsche Wohnen SE Bearer Shares	5,691	216,745

E.ON SE	91,330	946,100

Fresenius Medical Care AG & Co. KGaA	5,176	341,898

Fresenius SE & Co. KGaA	9,804	365,000

Hannover Rueck SE	3,604	518,038

Henkel AG & Co. KGaA	6,311	466,382

Infineon Technologies AG	20,086	295,989

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2020

Investments	Shares	Value

Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	4,798	$969,214

RWE AG	16,432	431,999

SAP SE	15,432	1,740,689

Siemens AG Registered Shares	29,440	2,502,517

Siemens Healthineers AG(b)	18,627	736,705

Volkswagen AG	9,479	1,262,662

Total Germany		27,779,431

Hong Kong – 2.9%

AIA Group Ltd.	165,000	1,493,343

BOC Hong Kong Holdings Ltd.	406,715	1,125,551

CLP Holdings Ltd.	81,000	747,204

Galaxy Entertainment Group Ltd.	79,000	421,454

Hang Seng Bank Ltd.	60,295	1,030,730

Henderson Land Development Co., Ltd.	153,122	583,772

Hong Kong & China Gas Co., Ltd.	305,158	503,157

Hong Kong Exchanges & Clearing Ltd.	27,038	815,581

MTR Corp., Ltd.	143,938	743,748

New World Development Co., Ltd.	328,000	352,929

Sun Hung Kai Properties Ltd.	83,942	1,106,823

Swire Pacific Ltd. Class A	21,500	138,555

Swire Pacific Ltd. Class B	75,000	76,733

Swire Properties Ltd.	116,200	326,821

Total Hong Kong		9,466,401

Ireland – 0.2%

CRH PLC	20,876	569,219

Kerry Group PLC Class A	1,493	172,338

Total Ireland		741,557

Italy – 3.0%

Assicurazioni Generali SpA(a)	74,033	1,008,098

Enel SpA	438,285	3,048,479

Eni SpA	206,031	2,084,343

Ferrari N.V.	1,535	238,410

Intesa Sanpaolo SpA	1,492,114	2,436,842

Snam SpA	158,738	732,233

UniCredit SpA	45,787	359,064

Total Italy		9,907,469

Japan – 18.4%

Aeon Co., Ltd.	15,100	335,556

Asahi Group Holdings Ltd.	10,100	328,387

Astellas Pharma, Inc.	50,900	787,864

Bridgestone Corp.	29,300	901,893

Canon, Inc.	65,300	1,426,916

Central Japan Railway Co.	1,300	208,568

Chugai Pharmaceutical Co., Ltd.	6,300	729,471

Dai-ichi Life Holdings, Inc.	31,600	379,212

Daiichi Sankyo Co., Ltd.	8,100	557,782

Daikin Industries Ltd.	3,300	402,584

Daiwa House Industry Co., Ltd.	17,800	441,476

Denso Corp.	23,800	769,634

East Japan Railway Co.	5,100	386,250

Eisai Co., Ltd.	6,500	477,528

FANUC Corp.	10,400	1,411,810

Fast Retailing Co., Ltd.	700	286,536

FUJIFILM Holdings Corp.	6,900	347,637

Hitachi Ltd.	21,000	611,394

Honda Motor Co., Ltd.(a)	69,500	1,564,402

Hoya Corp.	4,500	383,493

ITOCHU Corp.(a)	65,200	1,354,370

Japan Post Holdings Co., Ltd.	147,400	1,154,705

Japan Tobacco, Inc.	114,109	2,109,782

JXTG Holdings, Inc.	136,900	469,458

Kao Corp.	6,800	556,195

KDDI Corp.	88,400	2,612,162

Keyence Corp.	800	258,108

Kirin Holdings Co., Ltd.	19,700	390,058

Komatsu Ltd.	40,900	673,805

Kubota Corp.	25,100	321,205

Mitsubishi Corp.	65,800	1,396,700

Mitsubishi Electric Corp.	60,400	746,922

Mitsubishi Estate Co., Ltd.	17,700	261,512

Mitsubishi UFJ Financial Group, Inc.	477,900	1,784,018

Mitsui Fudosan Co., Ltd.	13,600	235,643

Mizuho Financial Group, Inc.	1,006,298	1,152,132

MS&AD Insurance Group Holdings, Inc.	18,200	509,981

Murata Manufacturing Co., Ltd.	13,300	674,148

Nidec Corp.	5,600	290,855

Nintendo Co., Ltd.	2,900	1,117,771

Nippon Telegraph & Telephone Corp.	139,700	3,332,846

NTT Data Corp.	17,900	172,442

NTT DOCOMO, Inc.	152,200	4,761,052

Olympus Corp.	7,900	114,305

Oriental Land Co., Ltd.(a)	1,600	204,826

Otsuka Holdings Co., Ltd.	14,900	583,965

Panasonic Corp.	80,600	615,951

Rakuten, Inc.	1,500	11,394

Recruit Holdings Co., Ltd.	13,400	347,056

Secom Co., Ltd.	4,100	340,822

Seven & I Holdings Co., Ltd.	21,800	722,123

Shin-Etsu Chemical Co., Ltd.	9,200	914,418

Shionogi & Co., Ltd.	5,100	251,185

Shiseido Co., Ltd.	2,000	118,234

SMC Corp.	700	296,651

Softbank Corp.(a)	121,900	1,552,050

SoftBank Group Corp.	9,100	319,307

Sony Corp.	7,400	440,141

Subaru Corp.(a)	41,000	787,490

Sumitomo Corp.	55,800	640,417

Sumitomo Mitsui Financial Group, Inc.(a)	50,600	1,229,436

Sumitomo Realty & Development Co., Ltd.	2,800	68,343

Suzuki Motor Corp.	6,800	162,796

Takeda Pharmaceutical Co., Ltd.	55,100	1,688,396

Terumo Corp.	6,300	217,090

Tokio Marine Holdings, Inc.	20,400	935,390

Tokyo Electron Ltd.	8,300	1,564,972

Toshiba Corp.	5,700	125,663

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2020

Investments	Shares	Value

Toyota Motor Corp.	103,100	$6,208,634

Unicharm Corp.	4,300	161,357

West Japan Railway Co.	3,600	246,636

Z Holdings Corp.	146,700	472,897

Total Japan		60,416,208

Netherlands – 2.1%

ABN AMRO Bank N.V. CVA(b)	57,375	471,153

Akzo Nobel N.V.	4,906	323,041

ASML Holding N.V.	5,138	1,366,854

EXOR N.V.	1,192	61,472

Heineken Holding N.V.(a)	5,250	402,375

Heineken N.V.(a)	8,976	750,094

ING Groep N.V.	211,090	1,107,484

Koninklijke Ahold Delhaize N.V.	38,609	901,712

Koninklijke DSM N.V.(a)	3,587	407,359

Koninklijke Philips N.V.	20,426	827,355

Wolters Kluwer N.V.	3,650	257,039

Total Netherlands		6,875,938

Norway – 1.1%

DNB ASA	67,578	751,332

Equinor ASA	153,790	1,920,727

Telenor ASA	60,567	876,119

Total Norway		3,548,178

Singapore – 1.5%

DBS Group Holdings Ltd.	123,500	1,610,700

Oversea-Chinese Banking Corp., Ltd.	139,699	847,701

Singapore Telecommunications Ltd.	855,300	1,525,766

United Overseas Bank Ltd.	53,286	727,895

Wilmar International Ltd.	178,200	404,246

Total Singapore		5,116,308

Spain – 4.2%

Aena SME S.A.(b)	5,849	638,701

Banco Bilbao Vizcaya Argentaria S.A.	276,150	883,413

Banco Santander S.A.	747,056	1,818,111

CaixaBank S.A.	311,834	581,672

Endesa S.A.	62,663	1,338,699

Ferrovial S.A.	23,472	563,254

Grifols S.A.	6,628	225,450

Iberdrola S.A.	233,498	2,301,753

Industria de Diseno Textil S.A.	96,711	2,510,709

Naturgy Energy Group S.A.(a)	48,378	855,429

Repsol S.A.	95,275	871,032

Telefonica S.A.(a)	281,026	1,286,923

Total Spain		13,875,146

Sweden – 2.1%

Assa Abloy AB Class B	20,196	382,610

Atlas Copco AB Class A	27,897	940,159

Essity AB Class B	11,607	358,483

Hexagon AB Class B(a)	4,632	198,226

Sandvik AB	35,823	510,714

Skandinaviska Enskilda Banken AB Class A	127,457	864,233

Svenska Handelsbanken AB Class A	88,341	741,309

Swedbank AB Class A	87,990	984,456

Telefonaktiebolaget LM Ericsson Class B	38,800	317,443

Telia Co. AB(a)	227,269	818,909

Volvo AB Class B	72,375	872,938

Total Sweden		6,989,480

Switzerland – 11.1%

ABB Ltd. Registered Shares	87,284	1,534,044

Cie Financiere Richemont S.A. Registered Shares	11,820	648,203

Credit Suisse Group AG Registered Shares*	49,021	405,321

Geberit AG Registered Shares	939	413,430

Givaudan S.A. Registered Shares	193	597,421

Kuehne + Nagel International AG Registered Shares	5,256	721,678

LafargeHolcim Ltd. Registered Shares*	26,018	950,852

Lonza Group AG Registered Shares*	593	246,504

Nestle S.A. Registered Shares	71,203	7,318,628

Novartis AG Registered Shares	77,740	6,415,730

Partners Group Holding AG	682	471,983

Roche Holding AG Bearer Shares	5,056	1,620,972

Roche Holding AG Genusschein	21,308	6,916,208

Schindler Holding AG Participation Certificate	736	161,569

Schindler Holding AG Registered Shares	1,881	397,371

SGS S.A. Registered Shares	223	516,734

Sika AG Registered Shares	1,681	277,894

Swiss Life Holding AG Registered Shares	881	299,934

Swiss Re AG	14,952	1,152,210

Swisscom AG Registered Shares	2,216	1,191,425

UBS Group AG Registered Shares*	184,904	1,728,739

Zurich Insurance Group AG	6,739	2,391,786

Total Switzerland		36,378,636

United Kingdom – 18.7%

Anglo American PLC	47,771	838,986

Associated British Foods PLC	13,357	300,435

AstraZeneca PLC	41,999	3,757,852

Aviva PLC	223,201	743,096

BAE Systems PLC	149,659	968,303

Barclays PLC	581,474	678,532

BP PLC	1,219,793	5,205,965

British American Tobacco PLC	163,032	5,577,362

BT Group PLC	752,321	1,099,819

Coca-Cola European Partners PLC	9,796	372,441

Compass Group PLC	30,155	472,618

Diageo PLC	49,757	1,595,772

Fiat Chrysler Automobiles N.V.	80,144	577,929

GlaxoSmithKline PLC	260,709	4,896,189

HSBC Holdings PLC	990,388	5,578,334

Imperial Brands PLC	95,582	1,773,961

Legal & General Group PLC	287,332	690,644

Lloyds Banking Group PLC	3,103,525	1,231,429

London Stock Exchange Group PLC	3,716	335,437

National Grid PLC	209,790	2,462,383

Prudential PLC	63,986	821,560

Reckitt Benckiser Group PLC	18,672	1,423,870

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (concluded)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2020

Investments	Shares	Value

RELX PLC	35,716	$767,035

Rio Tinto PLC	61,902	2,854,149

Rolls-Royce Holdings PLC*	23,088	97,507

Royal Bank of Scotland Group PLC	245,190	343,242

Royal Dutch Shell PLC Class A	254,473	4,477,425

Royal Dutch Shell PLC Class B	215,249	3,629,280

Smith & Nephew PLC	13,835	246,084

Standard Chartered PLC	59,662	329,794

Tesco PLC	237,881	674,870

Unilever N.V.	46,896	2,305,515

Unilever PLC	32,261	1,630,283

Vodafone Group PLC	1,749,604	2,451,447

Total United Kingdom		61,209,548
TOTAL COMMON STOCKS (Cost: $396,446,447)		323,936,721

EXCHANGE-TRADED FUND – 0.2%

United States – 0.2%

WisdomTree International MidCap Dividend Fund(c)
(Cost: $936,345)	15,533	727,876

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.2%

United States – 3.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(d)
(Cost: $10,238,938)	10,238,938	$10,238,938

TOTAL INVESTMENTS IN SECURITIES – 102.2% (Cost: $407,621,730)		334,903,535

Other Assets less Liabilities – (2.2)%		(7,281,772)

NET ASSETS – 100.0%		$327,621,763
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $16,348,682 and the total market value of the collateral held by the Fund was $17,283,683. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $7,044,745.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree International MidCap Dividend Fund	$3,850	$3,865,806	$3,024,059	$91,024	$(208,745)	$727,876	$80,075

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	4/1/2020	12,278	USD	20,000	AUD	$37	$—
Deutsche Bank AG	4/1/2020	1,100,000	HKD	1,408,777	SEK	—	(271)
Deutsche Bank AG	4/1/2020	23,600,000	JPY	2,173,973	SEK	—	(813)
Goldman Sachs	4/1/2020	561,000	CHF	5,783,420	SEK	—	(3,915)
Goldman Sachs	4/1/2020	65,000	GBP	803,390	SEK	—	(491)
JP Morgan Chase Bank N.A.	4/1/2020	230,000	DKK	55,312	AUD	—	(34)
JP Morgan Chase Bank N.A.	4/1/2020	73,000	GBP	90,788	USD	—	(271)
Royal Bank of Canada	4/1/2020	31,000	EUR	55,642	AUD	—	(41)
						$37	$(5,836)

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.4%

Australia – 6.6%

AGL Energy Ltd.	58,511	$615,603

Alumina Ltd.	500,322	447,084

APA Group(a)	70,986	445,766

Aristocrat Leisure Ltd.	19,894	259,960

ASX Ltd.	7,804	368,216

Atlas Arteria Ltd.(a)	38,779	130,778

Aurizon Holdings Ltd.	137,188	355,176

AusNet Services	307,532	321,865

Bendigo & Adelaide Bank Ltd.(a)	43,265	166,032

Boral Ltd.	82,667	103,723

Brambles Ltd.	56,342	364,152

Caltex Australia Ltd.	15,702	214,504

Challenger Ltd.	55,208	135,160

Coca-Cola Amatil Ltd.	56,584	306,149

Cochlear Ltd.	1,710	196,186

Computershare Ltd.(a)	21,175	125,843

Crown Resorts Ltd.	50,537	235,077

Downer EDI Ltd.	38,821	70,806

Evolution Mining Ltd.	63,525	148,523

Flight Centre Travel Group Ltd.†(a)	7,713	46,783

Harvey Norman Holdings Ltd.(a)	128,785	232,528

Iluka Resources Ltd.	27,678	118,243

Incitec Pivot Ltd.	58,609	72,461

Insurance Australia Group Ltd.(a)	136,635	518,490

Magellan Financial Group Ltd.(a)	11,638	309,995

Medibank Pvt Ltd.(a)	187,871	305,864

Newcrest Mining Ltd.	11,104	156,653

Orica Ltd.	17,696	166,253

Origin Energy Ltd.	43,524	116,678

Qantas Airways Ltd.	96,150	190,081

QBE Insurance Group Ltd.	81,233	427,581

Ramsay Health Care Ltd.	7,259	254,488

REA Group Ltd.(a)	3,324	156,633

Reece Ltd.(a)	24,067	134,045

Santos Ltd.	82,006	171,656

Seek Ltd.(a)	15,317	139,028

Seven Group Holdings Ltd.(a)	13,634	93,794

Sonic Healthcare Ltd.	21,407	318,775

South32 Ltd.	384,759	415,643

Star Entertainment Group Ltd. (The)	104,163	137,069

Suncorp Group Ltd.	80,807	451,551

Sydney Airport	168,679	577,112

Tabcorp Holdings Ltd.(a)	142,669	220,921

Treasury Wine Estates Ltd.	28,911	177,481

Washington H Soul Pattinson & Co., Ltd.(a)	12,009	124,731

Whitehaven Coal Ltd.(a)	134,728	158,736

Total Australia		11,203,876

Austria – 1.0%

Andritz AG*	7,416	232,561

BAWAG Group AG(b)	9,013	252,974

Lenzing AG	2,450	135,489

Raiffeisen Bank International AG	13,997	205,416

Telekom Austria AG*	31,544	219,784

Verbund AG(a)	3,714	134,563

Vienna Insurance Group AG Wiener Versicherung Gruppe	6,230	117,167

Voestalpine AG(a)	16,576	337,115

Total Austria		1,635,069

Belgium – 2.0%

Ackermans & van Haaren N.V.	891	116,047

Ageas	14,505	603,361

Colruyt S.A.	6,767	365,834

Elia System Operator S.A./N.V.	3,105	303,560

Melexis N.V.(a)	2,833	149,830

Proximus SADP	30,329	694,523

Solvay S.A.(a)	6,549	477,000

Umicore S.A.	11,045	385,994

Warehouses De Pauw CVA	9,992	286,921

Total Belgium		3,383,070

China – 3.2%

Beijing Enterprises Holdings Ltd.	50,700	186,096

China Everbright International Ltd.	322,407	185,103

China Jinmao Holdings Group Ltd.	839,242	543,549

China Resources Pharmaceutical Group Ltd.(b)	182,000	109,187

China Resources Power Holdings Co., Ltd.	578,000	636,845

CSPC Pharmaceutical Group Ltd.	176,000	352,413

Far East Horizon Ltd.	251,000	202,396

Fosun International Ltd.	507,500	586,667

Guangdong Investment Ltd.	358,208	690,452

Lenovo Group Ltd.	890,000	477,674

Shenzhen Investment Ltd.	664,000	207,315

Sino-Ocean Group Holding Ltd.	757,464	192,520

Sinotruk Hong Kong Ltd.	205,500	342,018

Sun Art Retail Group Ltd.	323,000	479,235

Yuexiu Property Co., Ltd.	1,252,000	226,142

Total China		5,417,612

Denmark – 2.0%

Chr Hansen Holding A/S	2,065	154,492

Danske Bank A/S	100,083	1,131,688

H. Lundbeck A/S	14,872	441,296

Novozymes A/S Class B	5,567	253,187

Pandora A/S(a)	13,978	454,026

Rockwool International A/S Class B	300	54,258

Royal Unibrew A/S	2,150	155,003

Topdanmark A/S(a)	6,848	275,902

Tryg A/S	19,318	475,224

Total Denmark		3,395,076

Finland – 2.5%

Elisa Oyj(a)	10,824	670,793

Huhtamaki Oyj	4,112	131,657

Kesko Oyj Class B	4,838	273,918

Kojamo Oyj(a)	9,992	189,453

Metso Oyj	9,185	218,900

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2020

Investments	Shares	Value

Nokian Renkaat Oyj(a)	11,878	$287,641

Orion Oyj Class B(a)	8,554	349,906

Stora Enso Oyj Class R	49,390	501,070

UPM-Kymmene Oyj(a)	43,077	1,185,910

Valmet Oyj(a)	7,769	152,334

Wartsila Oyj Abp(a)	26,766	196,479

Total Finland		4,158,061

France – 7.8%

Accor S.A.(a)	13,821	379,127

ALD S.A.(a)(b)	29,085	255,308

Alstom S.A.	3,731	156,139

Amundi S.A.(b)	14,393	850,438

Arkema S.A.	4,370	302,084

Atos SE	3,631	245,979

Bollore S.A.	73,723	203,040

Bollore S.A. Non-Voting Shares*	466	1,527

Bouygues S.A.	29,409	862,229

Bureau Veritas S.A.	18,596	353,201

Cie Plastic Omnium S.A.	9,345	131,402

CNP Assurances	44,257	433,164

Covivio	5,791	326,287

Edenred	9,689	404,945

Eiffage S.A.	4,217	298,448

Elis S.A.	10,130	96,035

Eurazeo SE	2,796	126,153

Eutelsat Communications S.A.	27,282	285,163

Faurecia SE	8,344	249,944

Gaztransport Et Technigaz S.A.	2,623	192,832

Getlink SE	24,743	298,370

ICADE	6,517	515,929

Imerys S.A.(a)	6,445	162,085

Ingenico Group S.A.	1,980	210,608

Ipsen S.A.	1,567	81,121

JCDecaux S.A.	6,910	125,103

Klepierre S.A.	32,370	624,051

Lagardere SCA	11,228	141,679

Natixis S.A.(a)	371,364	1,208,991

Orpea	1,407	147,050

Publicis Groupe S.A.	14,341	411,016

Remy Cointreau S.A.(a)	1,645	179,866

Rexel S.A.	21,641	160,995

Rubis SCA	4,233	176,776

SCOR SE	13,284	292,684

SEB S.A.	1,114	138,735

Societe BIC S.A.	3,253	181,502

Suez	46,254	470,778

Teleperformance	1,539	320,509

Valeo S.A.	19,120	319,936

Veolia Environnement S.A.	36,086	771,120

Wendel S.A.	1,807	144,343

Total France		13,236,692

Germany – 5.2%

Bechtle AG	285	36,557

Brenntag AG	7,469	277,249

Commerzbank AG	70,505	255,951

Covestro AG(b)	16,264	497,359

DWS Group GmbH & Co. KGaA(b)	14,305	353,792

Evonik Industries AG	32,239	674,587

Fielmann AG	3,532	205,982

Fuchs Petrolub SE	2,645	84,745

GEA Group AG	9,434	193,831

HeidelbergCement AG	8,802	377,531

Hella GmbH & Co. KGaA	5,066	147,638

Hochtief AG	4,902	325,413

Hugo Boss AG	5,937	150,547

KION Group AG	4,282	185,306

LANXESS AG	1,927	77,006

LEG Immobilien AG	3,330	375,250

Merck KGaA	3,020	310,228

METRO AG	34,788	300,331

MTU Aero Engines AG	1,521	222,550

ProSiebenSat.1 Media SE	29,484	233,900

Rheinmetall AG	1,774	124,694

Scout24 AG(b)	3,306	198,606

Stroeer SE & Co. KGaA	3,185	165,791

Suedzucker AG	11,981	171,820

Symrise AG	2,943	274,483

Talanx AG	14,189	482,013

Telefonica Deutschland Holding AG	497,403	1,232,907

TUI AG	75,996	342,236

Uniper SE	18,758	462,894

Wacker Chemie AG	3,100	154,801

Total Germany		8,895,998

Hong Kong – 2.9%

Bank of East Asia Ltd. (The)	157,580	339,113

Hang Lung Group Ltd.	107,000	225,571

Hang Lung Properties Ltd.	311,000	631,558

Hysan Development Co., Ltd.	65,000	211,330

PCCW Ltd.	847,543	466,915

Power Assets Holdings Ltd.	162,500	971,742

Sino Land Co., Ltd.	415,046	526,913

SJM Holdings Ltd.	325,000	274,646

Techtronic Industries Co., Ltd.	53,500	347,192

Wharf Holdings Ltd. (The)(a)	147,000	260,587

Wheelock & Co., Ltd.	88,000	600,601

Total Hong Kong		4,856,168

Ireland – 0.8%

AIB Group PLC*	184,087	206,433

Bank of Ireland Group PLC	58,533	110,724

DCC PLC	2,894	183,009

Flutter Entertainment PLC	4,117	372,865

Glanbia PLC	9,359	101,357

Smurfit Kappa Group PLC	12,802	361,289

Total Ireland		1,335,677

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2020

Investments	Shares	Value

Israel – 0.6%

Azrieli Group Ltd.	4,314	$249,758

Bank Leumi Le-Israel BM	81,489	451,507

Elbit Systems Ltd.	1,113	145,487

Israel Chemicals Ltd.	76,437	243,738

Total Israel		1,090,490

Italy – 4.4%

A2A SpA	188,451	234,279

ACEA SpA	15,040	238,958

Banca Generali SpA	11,181	234,571

Banca Mediolanum SpA	67,364	343,706

De’ Longhi SpA	6,423	107,406

DiaSorin SpA	1,001	132,571

Enav SpA(b)	45,710	201,223

ERG SpA	9,847	176,223

FinecoBank Banca Fineco SpA	32,748	297,883

Freni Brembo SpA(a)	9,582	71,442

Hera SpA	88,657	317,908

IMA Industria Macchine Automatiche SpA(a)	1,696	99,188

Infrastrutture Wireless Italiane SpA(b)	32,075	347,720

Iren SpA	68,000	167,879

Italgas SpA	58,542	320,470

Leonardo SpA	11,801	78,624

Mediobanca Banca di Credito Finanziario SpA	67,566	372,760

Moncler SpA	4,118	150,420

Pirelli & C SpA(b)	50,229	179,946

Poste Italiane SpA(b)	94,204	797,981

Prysmian SpA	8,992	144,051

Recordati SpA	8,499	359,406

Telecom Italia SpA RSP	573,765	226,958

Terna Rete Elettrica Nazionale SpA	121,193	767,289

Unione di Banche Italiane SpA	86,063	227,299

Unipol Gruppo SpA	61,886	212,812

UnipolSai Assicurazioni SpA	280,465	689,338

Total Italy		7,498,311

Japan – 28.0%

ABC-Mart, Inc.	3,578	179,306

Advantest Corp.(a)	10,700	430,161

AEON Financial Service Co., Ltd.(a)	17,400	186,644

Aeon Mall Co., Ltd.	10,700	135,094

AGC, Inc.	10,828	266,700

Air Water, Inc.	4,300	59,189

Aisin Seiki Co., Ltd.	18,000	444,185

Ajinomoto Co., Inc.	17,600	327,774

Alfresa Holdings Corp.	9,800	182,828

Alps Alpine Co., Ltd.(a)	12,300	119,519

Amada Holdings Co., Ltd.	27,000	213,339

ANA Holdings, Inc.	11,200	273,788

Aozora Bank Ltd.(a)	13,800	263,588

Asahi Kasei Corp.	61,600	436,401

Bandai Namco Holdings, Inc.(a)	10,300	500,044

Brother Industries Ltd.	14,500	222,157

Canon Marketing Japan, Inc.	10,100	200,587

Casio Computer Co., Ltd.	18,100	254,344

Chiba Bank Ltd. (The)(a)	53,800	235,722

Chubu Electric Power Co., Inc.	33,400	471,662

Chugoku Electric Power Co., Inc. (The)(a)	23,300	325,473

Coca-Cola Bottlers Japan Holdings, Inc.	8,300	170,605

COMSYS Holdings Corp.(a)	8,300	213,968

Concordia Financial Group Ltd.	90,200	263,193

Dai Nippon Printing Co., Ltd.	17,979	383,212

Daicel Corp.	23,100	168,829

Daifuku Co., Ltd.(a)	3,500	222,083

Daito Trust Construction Co., Ltd.	4,820	449,384

Daiwa Securities Group, Inc.	107,300	416,657

Dentsu Group, Inc.	10,800	208,787

Disco Corp.	1,700	336,362

Electric Power Development Co., Ltd.	6,900	139,208

FamilyMart Co., Ltd.(a)	11,700	210,038

Fuji Electric Co., Ltd.	6,175	140,082

Fujitsu Ltd.	6,300	569,279

Fukuoka Financial Group, Inc.	12,900	170,996

Hakuhodo DY Holdings, Inc.	12,400	125,200

Hankyu Hanshin Holdings, Inc.	5,800	195,294

Haseko Corp.	36,800	394,401

Hikari Tsushin, Inc.	2,100	352,675

Hino Motors Ltd.	34,600	186,213

Hirose Electric Co., Ltd.	1,775	184,151

Hitachi Chemical Co., Ltd.	9,000	382,659

Hitachi Construction Machinery Co., Ltd.(a)	12,500	253,462

Hitachi High-Tech Corp.	4,600	340,031

Hitachi Metals Ltd.(a)	24,000	253,217

Hulic Co., Ltd.	32,100	326,486

Idemitsu Kosan Co., Ltd.(a)	10,666	244,827

IHI Corp.	8,700	101,703

Iida Group Holdings Co., Ltd.	17,200	238,510

Inpex Corp.	53,700	302,835

Isuzu Motors Ltd.	37,000	245,159

Itochu Techno-Solutions Corp.	10,100	288,625

J. Front Retailing Co., Ltd.	20,400	169,693

Japan Airlines Co., Ltd.(a)	15,100	278,347

Japan Exchange Group, Inc.	33,800	596,756

Japan Post Insurance Co., Ltd.(a)	32,400	402,468

JSR Corp.	16,300	300,921

JTEKT Corp.	24,900	169,529

Kajima Corp.	21,976	225,755

Kansai Electric Power Co., Inc. (The)	56,000	624,297

Kansai Paint Co., Ltd.(a)	7,700	146,789

Kawasaki Heavy Industries Ltd.(a)	10,556	153,419

Kintetsu Group Holdings Co., Ltd.	3,900	180,631

Kobe Bussan Co., Ltd.	2,100	82,868

Koito Manufacturing Co., Ltd.	4,100	138,812

Konami Holdings Corp.	5,900	181,173

Konica Minolta, Inc.	24,900	101,256

Kose Corp.(a)	1,400	172,868

Kuraray Co., Ltd.	20,600	208,376

Kurita Water Industries Ltd.	4,100	94,871

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2020

Investments	Shares	Value

Kyowa Kirin Co., Ltd.	17,900	$401,591

Kyushu Electric Power Co., Inc.(a)	21,500	173,067

Kyushu Railway Co.(a)	7,700	221,111

Lawson, Inc.	9,300	510,852

LIXIL Group Corp.	24,100	300,259

Makita Corp.	9,258	284,288

Marubeni Corp.	105,300	525,744

Marui Group Co., Ltd.(a)	10,700	179,894

Mazda Motor Corp.(a)	24,300	128,754

Mebuki Financial Group, Inc.	110,700	225,594

Medipal Holdings Corp.	10,700	200,015

MEIJI Holdings Co., Ltd.	5,200	369,932

MINEBEA MITSUMI, Inc.	10,800	161,467

Mitsubishi Chemical Holdings Corp.	115,600	688,321

Mitsubishi Gas Chemical Co., Inc.	22,600	246,191

Mitsubishi Heavy Industries Ltd.	14,600	369,547

Mitsubishi Materials Corp.(a)	9,600	196,971

Mitsubishi Motors Corp.(a)	92,700	262,759

Mitsubishi UFJ Lease & Finance Co., Ltd.	48,900	240,978

Mitsui Chemicals, Inc.	12,600	239,383

Nabtesco Corp.	6,700	154,847

NEC Corp.	8,760	320,117

NGK Insulators Ltd.	23,300	305,832

NGK Spark Plug Co., Ltd.	12,300	173,411

NH Foods Ltd.	4,900	170,891

Nikon Corp.	26,600	245,906

Nippon Express Co., Ltd.	4,600	225,409

Nippon Paint Holdings Co., Ltd.	5,800	304,090

Nissan Chemical Corp.	4,900	178,834

Nisshin Seifun Group, Inc.	10,700	178,606

Nissin Foods Holdings Co., Ltd.	3,900	325,135

Nitori Holdings Co., Ltd.	1,900	256,607

Nitto Denko Corp.	10,700	478,232

Nomura Holdings, Inc.(a)	110,400	468,168

Nomura Real Estate Holdings, Inc.(a)	10,768	175,053

Nomura Research Institute Ltd.	23,130	490,218

NS Solutions Corp.	1,000	24,381

NSK Ltd.	31,500	202,501

Obayashi Corp.	29,200	250,467

Obic Co., Ltd.	3,600	472,197

Oji Holdings Corp.	32,262	173,032

Omron Corp.	6,000	312,908

Ono Pharmaceutical Co., Ltd.	21,000	483,590

Oracle Corp.	3,668	320,744

Osaka Gas Co., Ltd.	17,900	337,589

Otsuka Corp.	6,700	286,731

Park24 Co., Ltd.	9,000	132,639

Pigeon Corp.(a)	4,200	161,262

Pola Orbis Holdings, Inc.	13,000	240,239

Resona Holdings, Inc.	168,200	506,680

Ricoh Co., Ltd.(a)	26,660	196,082

Rohm Co., Ltd.	3,500	192,256

Ryohin Keikaku Co., Ltd.	10,700	120,326

Sankyo Co., Ltd.	7,900	230,147

Santen Pharmaceutical Co., Ltd.	14,200	244,394

SBI Holdings, Inc.(a)	14,400	210,488

SCSK Corp.	4,000	178,408

Seibu Holdings, Inc.	10,300	113,347

Seiko Epson Corp.(a)	17,900	193,998

Sekisui Chemical Co., Ltd.	23,600	313,268

Sekisui House Ltd.	42,600	704,180

Seven Bank Ltd.	72,400	187,111

SG Holdings Co., Ltd.	9,400	224,040

Sharp Corp.(a)	19,300	202,913

Shimadzu Corp.	3,900	102,779

Shimamura Co., Ltd.	1,500	90,593

Shimano, Inc.	2,400	343,254

Shimizu Corp.	51,000	399,194

Shizuoka Bank Ltd. (The)	23,800	144,844

Showa Denko K.K.	10,200	211,360

Sojitz Corp.	103,800	244,224

Sompo Holdings, Inc.	17,800	551,206

Sony Financial Holdings, Inc.	19,809	335,242

Stanley Electric Co., Ltd.	8,300	163,916

SUMCO Corp.	25,000	322,588

Sumitomo Chemical Co., Ltd.	111,200	330,649

Sumitomo Dainippon Pharma Co., Ltd.	9,190	119,435

Sumitomo Electric Industries Ltd.	32,212	339,561

Sumitomo Heavy Industries Ltd.	7,900	142,772

Sumitomo Metal Mining Co., Ltd.	10,100	207,511

Sumitomo Mitsui Trust Holdings, Inc.	18,900	546,928

Sumitomo Rubber Industries Ltd.	23,600	222,763

Suntory Beverage & Food Ltd.	9,900	374,614

Sysmex Corp.	3,500	254,375

T&D Holdings, Inc.	41,351	338,607

Taiheiyo Cement Corp.	7,300	125,098

Taisei Corp.	10,775	329,872

Taiyo Nippon Sanso Corp.	10,800	160,167

TDK Corp.	3,600	279,450

Teijin Ltd.	16,300	276,310

Toho Co., Ltd.	5,400	165,069

Tohoku Electric Power Co., Inc.	26,800	258,430

Tokyo Century Corp.(a)	4,600	144,236

Tokyo Gas Co., Ltd.	16,500	390,663

Tokyu Corp.	14,600	229,911

Tokyu Fudosan Holdings Corp.	24,000	115,159

Toray Industries, Inc.	44,100	191,588

Tosoh Corp.	22,100	251,799

TOTO Ltd.	7,000	233,106

Toyota Tsusho Corp.	16,600	391,493

Trend Micro, Inc.	8,330	412,044

USS Co., Ltd.	14,800	203,722

Workman Co., Ltd.(a)	1,100	60,525

Yamada Denki Co., Ltd.	53,700	214,392

Yamaha Corp.	5,100	199,125

Yamaha Motor Co., Ltd.	25,160	304,610

Yamato Holdings Co., Ltd.(a)	10,600	166,627

Yaskawa Electric Corp.	7,700	212,266

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2020

Investments	Shares	Value

Yokogawa Electric Corp.	8,200	$98,973

Yokohama Rubber Co., Ltd. (The)	10,800	134,356

Total Japan		47,364,863

Kazakhstan – 0.0%

KAZ Minerals PLC(a)	15,031	65,456

Netherlands – 2.5%

Aalberts N.V.	7,048	167,351

Aegon N.V.	223,478	567,419

ASM International N.V.	1,234	123,675

ASR Nederland N.V.	11,583	291,809

Euronext N.V.(b)	4,241	315,503

GrandVision N.V.(a)(b)	6,452	176,562

Koninklijke KPN N.V.	281,271	671,567

Koninklijke Vopak N.V.	7,296	379,623

NN Group N.V.	25,642	692,138

Randstad N.V.	12,211	431,031

Rhi Magnesita N.V.	2,743	69,724

SBM Offshore N.V.(a)	9,781	129,216

Signify N.V.(b)	8,903	172,810

Total Netherlands		4,188,428

New Zealand – 1.0%

Contact Energy Ltd.	48,445	165,431

Fisher & Paykel Healthcare Corp., Ltd.	17,747	319,637

Mercury NZ Ltd.	94,652	236,803

Meridian Energy Ltd.	189,594	454,099

Ryman Healthcare Ltd.	16,112	98,386

Spark New Zealand Ltd.	199,979	484,308

Total New Zealand		1,758,664

Norway – 1.9%

Aker ASA Class A	5,774	129,545

Aker BP ASA	32,634	412,082

Gjensidige Forsikring ASA	34,818	590,358

Leroy Seafood Group ASA	34,648	168,736

Mowi ASA	41,268	623,481

Norsk Hydro ASA	98,566	212,319

Orkla ASA	54,886	465,284

Schibsted ASA Class A	4,660	88,199

SpareBank 1 SR-Bank ASA	20,478	115,446

Storebrand ASA(a)	31,239	124,200

Yara International ASA	6,724	210,857

Total Norway		3,140,507

Portugal – 1.3%

EDP – Energias de Portugal S.A.	251,797	1,010,648

Galp Energia, SGPS, S.A.	53,879	614,539

Jeronimo Martins, SGPS, S.A.	25,099	452,756

NOS, SGPS, S.A.	50,188	168,070

Total Portugal		2,246,013

Singapore – 2.3%

CapitaLand Ltd.	171,600	343,477

City Developments Ltd.	31,500	160,171

ComfortDelGro Corp., Ltd.	175,700	187,565

Frasers Property Ltd.	112,300	87,546

Genting Singapore Ltd.	747,300	362,143

Jardine Cycle & Carriage Ltd.	17,811	246,053

Keppel Corp., Ltd.(a)	94,900	352,580

Olam International Ltd.	183,900	184,694

SATS Ltd.	88,000	195,301

Singapore Airlines Ltd.(a)	78,861	317,914

Singapore Exchange Ltd.	95,700	617,680

Singapore Technologies Engineering Ltd.	204,100	447,233

UOL Group Ltd.	32,400	149,502

Venture Corp., Ltd.	19,800	188,704

Total Singapore		3,840,563

Spain – 2.4%

Acciona S.A.	3,187	340,427

ACS Actividades de Construccion y Servicios S.A.	18,155	354,885

Banco de Sabadell S.A.	253,766	130,591

Bankia S.A.(a)	255,673	285,587

Bankinter S.A.	57,620	211,420

Cia de Distribucion Integral Logista Holdings S.A.	10,374	166,076

Cie Automotive S.A.	6,028	92,996

Ebro Foods S.A.	9,679	197,643

Enagas S.A.	23,358	463,767

Fomento de Construcciones y Contratas S.A.	22,134	180,206

Gestamp Automocion S.A.(a)(b)	29,266	74,629

Grupo Catalana Occidente S.A.	6,108	123,451

Mapfre S.A.	241,919	413,166

Prosegur Cash S.A.(b)	72,019	69,224

Red Electrica Corp. S.A.	38,390	689,350

Zardoya Otis S.A.	43,127	291,025

Total Spain		4,084,443

Sweden – 3.3%

Alfa Laval AB	15,572	270,727

Axfood AB	18,161	370,636

Boliden AB	18,606	340,469

Castellum AB	13,891	235,543

Epiroc AB Class A	20,461	203,336

Evolution Gaming Group AB(b)	4,645	158,464

Fabege AB	16,256	208,867

Holmen AB Class B(a)	8,524	234,701

Husqvarna AB Class B	21,158	106,647

ICA Gruppen AB(a)	10,576	446,088

Intrum AB(a)	8,283	110,647

Investment AB Latour Class B(a)	21,784	311,335

Lundin Petroleum AB	16,183	311,158

Securitas AB Class B	16,591	179,931

Skanska AB Class B(a)	21,420	327,428

SKF AB Class B(a)	20,911	288,516

SSAB AB Class B(a)	87,740	194,561

Svenska Cellulosa AB SCA Class B(a)	21,854	221,569

Swedish Match AB(a)	7,870	451,180

Tele2 AB Class B	30,234	407,079

Trelleborg AB Class B	17,607	190,772

Total Sweden		5,569,654

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2020

Investments	Shares	Value

Switzerland – 4.0%

Adecco Group AG Registered Shares	10,079	$397,306

Baloise Holding AG Registered Shares	2,779	364,483

BKW AG	2,338	191,863

Bucher Industries AG Registered Shares	527	139,872

Clariant AG Registered Shares*(a)	15,312	257,402

Coca-Cola HBC AG*	10,433	224,705

DKSH Holding AG*	3,167	157,180

Dufry AG Registered Shares*	3,989	124,013

EMS-Chemie Holding AG Registered Shares	994	625,135

Flughafen Zurich AG Registered Shares	1,861	209,652

Georg Fischer AG Registered Shares	227	156,956

Helvetia Holding AG Registered Shares	2,901	249,758

Julius Baer Group Ltd.*	11,907	406,478

Logitech International S.A. Registered Shares	5,797	250,681

OC Oerlikon Corp. AG Registered Shares	10,972	87,998

SFS Group AG	2,003	149,053

SIG Combibloc Group AG*	16,905	252,994

Sonova Holding AG Registered Shares	1,580	284,794

STMicroelectronics N.V.	21,277	464,006

Straumann Holding AG Registered Shares	238	177,452

Sulzer AG Registered Shares	2,161	136,465

Sunrise Communications Group AG*(b)	4,007	322,614

Swatch Group AG (The) Bearer Shares	1,791	358,089

Swatch Group AG (The) Registered Shares	4,602	181,122

VAT Group AG*(b)	2,060	285,298

Vifor Pharma AG	1,701	235,139

Vontobel Holding AG Registered Shares	2,700	132,830

Total Switzerland		6,823,338

United Kingdom – 13.7%

Admiral Group PLC	26,900	743,809

Antofagasta PLC	53,028	508,264

Ashmore Group PLC(a)	48,956	216,588

Ashtead Group PLC	11,826	258,887

Auto Trader Group PLC(b)	18,193	99,054

Avast PLC(b)	40,716	198,611

AVEVA Group PLC	2,961	128,282

Babcock International Group PLC	51,300	243,751

Barratt Developments PLC	117,285	641,336

Beazley PLC	27,932	135,281

Bellway PLC	9,186	245,572

Britvic PLC	18,495	160,874

Bunzl PLC	11,111	224,498

Burberry Group PLC	16,640	273,281

Carnival PLC	13,637	165,947

Centrica PLC	1,067,767	504,171

Cineworld Group PLC	89,251	54,924

CNH Industrial N.V.	42,199	241,516

ConvaTec Group PLC(b)	115,094	266,156

Croda International PLC	4,038	213,896

Derwent London PLC	3,633	147,305

Direct Line Insurance Group PLC	118,897	436,235

DS Smith PLC	95,111	324,787

easyJet PLC	41,358	292,819

Electrocomponents PLC	15,998	102,397

Evraz PLC	226,654	650,888

Fresnillo PLC	29,705	245,601

Hargreaves Lansdown PLC	15,176	260,810

Hikma Pharmaceuticals PLC	7,103	179,230

HomeServe PLC	13,069	171,448

Howden Joinery Group PLC	27,912	177,201

IMI PLC	22,568	209,146

Inchcape PLC	30,971	166,360

Informa PLC	50,964	279,691

Intertek Group PLC	4,585	268,681

Investec PLC	44,819	84,416

J Sainsbury PLC	209,343	546,146

John Wood Group PLC	64,607	124,690

Johnson Matthey PLC	8,535	190,282

Land Securities Group PLC	61,909	427,422

Mediclinic International PLC	36,408	121,618

Meggitt PLC	39,503	142,194

Melrose Industries PLC	200,574	227,562

Mondi PLC	17,406	298,055

Next PLC	6,060	305,974

Pearson PLC	27,224	186,538

Pennon Group PLC	32,554	438,166

Persimmon PLC	56,030	1,331,477

Phoenix Group Holdings PLC	76,019	590,632

Quilter PLC(b)	104,182	152,433

Renishaw PLC	1,278	50,139

Rentokil Initial PLC	47,156	226,751

Rightmove PLC	29,570	178,707

RSA Insurance Group PLC	46,309	241,397

Sage Group PLC (The)	42,750	313,701

Schroders PLC	12,204	375,888

Schroders PLC Non-Voting Shares	4,673	122,839

Segro PLC	45,639	432,348

Severn Trent PLC	15,211	430,028

Signature Aviation PLC	67,112	137,306

Smiths Group PLC	18,973	288,424

Spectris PLC	5,827	177,595

Spirax-Sarco Engineering PLC	2,334	236,299

SSE PLC	130,943	2,118,834

St. James’s Place PLC	35,979	338,874

Standard Life Aberdeen PLC	311,909	865,937

Tate & Lyle PLC	32,168	261,657

Taylor Wimpey PLC	189,630	276,280

TechnipFMC PLC	19,722	135,639

Unite Group PLC (The)	18,035	179,235

United Utilities Group PLC	48,146	538,959

Weir Group PLC (The)	14,604	130,560

Whitbread PLC	6,660	250,219

WM Morrison Supermarkets PLC	144,403	318,713

Total United Kingdom		23,231,231
TOTAL COMMON STOCKS (Cost: $211,473,765)		168,419,260

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2020

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.1%

United States – 6.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $10,267,995)	10,267,995	$10,267,995

TOTAL INVESTMENTS IN SECURITIES – 105.5% (Cost: $221,741,760)		178,687,255

Other Assets less Liabilities – (5.5)%		(9,274,268)

NET ASSETS – 100.0%		$169,412,987
†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $46,783, which represents 0.03% of net assets.

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $18,056,833. The Fund also had securities on loan having a total market value of $131,767 that were sold and pending settlement. The total market value of the collateral held by the Fund was $19,066,832. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $8,798,837.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Canadian Imperial Bank of Commerce	4/2/2020	550,000	HKD	57,170	GBP	$72	$—
Citibank N.A.	4/1/2020	17,119,371	JPY	1,590,000	SEK	—	(1,903)
Deutsche Bank AG	4/1/2020	7,000	AUD	3,461	GBP	—	(7)
Deutsche Bank AG	4/2/2020	400,000	NOK	30,973	GBP	—	(313)
Goldman Sachs	4/2/2020	25,000,000	JPY	187,129	GBP	—	(452)
JP Morgan Chase Bank N.A.	4/1/2020	78,000	CHF	65,618	GBP	—	(747)
JP Morgan Chase Bank N.A.	4/1/2020	430,000	HKD	44,729	GBP	15	—
JP Morgan Chase Bank N.A.	4/2/2020	16,000	CHF	13,378	GBP	—	(52)
Morgan Stanley & Co. International	4/1/2020	14,880	AUD	62,000	DKK	—	(9)
Morgan Stanley & Co. International	4/1/2020	20,446	AUD	133,000	NOK	—	(152)
Morgan Stanley & Co. International	4/1/2020	5,847	AUD	6,000	NZD	23	—
Morgan Stanley & Co. International	4/1/2020	353,000	EUR	314,435	GBP	—	(2,554)
Morgan Stanley & Co. International	4/1/2020	112,000	ILS	31,403	USD	259	—
Royal Bank of Canada	4/1/2020	10,000,000	JPY	74,759	GBP	—	(66)
Royal Bank of Canada	4/1/2020	40,500	SGD	28,445	USD	—	(2)
Royal Bank of Canada	4/2/2020	110,000	AUD	54,383	GBP	—	(107)
Royal Bank of Canada	4/2/2020	25,000	EUR	22,182	GBP	—	(74)
Royal Bank of Canada	4/2/2020	25,000	SGD	119,150	DKK	38	—
Societe Generale	4/2/2020	330,000	SEK	225,302	DKK	179	—
						$586	$(6,438)

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments

WisdomTree International Multifactor Fund (DWMF)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 96.2%

Australia – 8.0%

AGL Energy Ltd.	7,778	$81,834

Aristocrat Leisure Ltd.	3,046	39,803

ASX Ltd.	6,352	299,706

Aurizon Holdings Ltd.	57,234	148,177

Brambles Ltd.	21,358	138,042

Challenger Ltd.	7,315	17,909

CIMIC Group Ltd.	2,677	38,094

Coca-Cola Amatil Ltd.	19,271	104,266

Coles Group Ltd.	7,454	69,163

Commonwealth Bank of Australia	2,469	93,420

Computershare Ltd.	26,895	159,837

Flight Centre Travel Group Ltd.†	3,254	19,737

Fortescue Metals Group Ltd.	15,743	96,355

Macquarie Group Ltd.	3,854	202,271

Orica Ltd.	13,180	123,826

Qantas Airways Ltd.	14,958	29,571

QBE Insurance Group Ltd.	45,739	240,753

Ramsay Health Care Ltd.	4,196	147,104

Rio Tinto Ltd.	2,139	110,717

Santos Ltd.	71,452	149,564

Sonic Healthcare Ltd.	10,299	153,364

Tabcorp Holdings Ltd.	53,770	83,262

Telstra Corp., Ltd.	65,572	123,209

Total Australia		2,669,984

Austria – 0.5%

OMV AG	6,304	174,033

China – 0.1%

WH Group Ltd.(a)	45,500	42,560

Denmark – 3.5%

Carlsberg A/S Class B	2,230	252,420

Coloplast A/S Class B	2,647	384,003

Novo Nordisk A/S Class B	2,969	178,621

Pandora A/S	1,983	64,411

Tryg A/S	12,056	296,578

Total Denmark		1,176,033

Finland – 1.2%

Elisa Oyj	1,948	120,723

Fortum Oyj	1,813	26,607

Neste Oyj	3,124	105,748

Orion Oyj Class B	3,256	133,188

Total Finland		386,266

France – 8.2%

BioMerieux	4,276	481,383

Carrefour S.A.	19,712	311,782

Electricite de France S.A.	14,488	114,236

Ipsen S.A.	5,689	294,510

Orange S.A.	29,668	362,480

Publicis Groupe S.A.	7,972	228,479

Sartorius Stedim Biotech	1,804	362,237

Veolia Environnement S.A.	12,150	259,633

Vivendi S.A.	14,625	313,323

Total France		2,728,063

Germany – 5.2%

Deutsche Telekom AG Registered Shares	26,066	337,891

Deutsche Wohnen SE Bearer Shares	8,805	335,343

E.ON SE	26,191	271,316

Henkel AG & Co. KGaA (Preference Shares)	4,146	333,002

RWE AG	8,074	212,267

Uniper SE	10,238	252,645

Total Germany		1,742,464

Hong Kong – 4.4%

CK Asset Holdings Ltd.	23,000	125,966

CK Hutchison Holdings Ltd.	23,500	158,569

CK Infrastructure Holdings Ltd.	15,500	82,390

Henderson Land Development Co., Ltd.	31,000	118,186

Jardine Matheson Holdings Ltd.	2,800	140,000

Jardine Strategic Holdings Ltd.	5,400	119,880

Kerry Properties Ltd.	31,000	81,791

PCCW Ltd.	385,000	212,098

Power Assets Holdings Ltd.	16,500	98,669

Sino Land Co., Ltd.	116,000	147,266

Swire Pacific Ltd. Class A	15,500	99,888

Wheelock & Co., Ltd.	10,000	68,250

Total Hong Kong		1,452,953

Israel – 3.6%

Azrieli Group Ltd.	2,708	156,779

Bank Hapoalim BM	5,773	34,777

Bank Leumi Le-Israel BM	58,285	322,941

Check Point Software Technologies Ltd.*	1,854	186,401

Israel Discount Bank Ltd. Class A	81,908	243,123

Mizrahi Tefahot Bank Ltd.	13,483	252,436

Total Israel		1,196,457

Italy – 0.8%

Assicurazioni Generali SpA	19,647	267,531

Japan – 28.2%

ABC-Mart, Inc.	1,900	95,216

Ajinomoto Co., Inc.	3,100	57,733

Asahi Group Holdings Ltd.	3,000	97,541

Astellas Pharma, Inc.	9,400	145,500

Benesse Holdings, Inc.	2,800	71,352

Bridgestone Corp.	3,700	113,891

Calbee, Inc.	3,700	100,113

Casio Computer Co., Ltd.	8,100	113,822

Chubu Electric Power Co., Inc.	2,700	38,128

Chugai Pharmaceutical Co., Ltd.	1,800	208,420

Chugoku Electric Power Co., Inc. (The)	4,400	61,463

Dai Nippon Printing Co., Ltd.	3,300	70,338

Daito Trust Construction Co., Ltd.	500	46,617

Daiwa House Industry Co., Ltd.	3,300	81,847

FUJIFILM Holdings Corp.	4,400	221,681

Fujitsu Ltd.	1,700	153,615

Fukuoka Financial Group, Inc.	2,600	34,464

Hakuhodo DY Holdings, Inc.	3,400	34,329

Hikari Tsushin, Inc.	300	50,382

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Multifactor Fund (DWMF)

March 31, 2020

Investments	Shares	Value

Hitachi Ltd.	5,100	$148,481

Hoya Corp.	1,400	119,309

Hulic Co., Ltd.	15,900	161,717

Inpex Corp.	13,900	78,388

ITOCHU Corp.	8,400	174,489

Itochu Techno-Solutions Corp.	7,400	211,468

Japan Airlines Co., Ltd.	5,300	97,698

Japan Tobacco, Inc.	5,200	96,144

JXTG Holdings, Inc.	39,500	135,454

Kamigumi Co., Ltd.	7,400	125,304

Kao Corp.	1,300	106,331

KDDI Corp.	3,700	109,333

Keihan Holdings Co., Ltd.	2,600	115,604

Kyowa Kirin Co., Ltd.	6,100	136,855

Lawson, Inc.	600	32,958

Marubeni Corp.	11,400	56,918

McDonald’s Holdings Co., Japan Ltd.	3,700	166,912

MEIJI Holdings Co., Ltd.	1,800	128,053

Mitsubishi Heavy Industries Ltd.	3,300	83,528

MS&AD Insurance Group Holdings, Inc.	11,100	311,032

NEC Corp.	4,000	146,172

Nexon Co., Ltd.*	2,900	47,413

Nintendo Co., Ltd.	100	38,544

Nippon Telegraph & Telephone Corp.	5,100	121,672

Nitori Holdings Co., Ltd.	500	67,528

Nomura Holdings, Inc.	9,100	38,590

Nomura Research Institute Ltd.	9,200	194,985

NTT DOCOMO, Inc.	5,100	159,536

Obayashi Corp.	11,300	96,927

Olympus Corp.	7,000	101,283

Ono Pharmaceutical Co., Ltd.	6,300	145,077

Osaka Gas Co., Ltd.	2,100	39,605

Otsuka Corp.	3,700	158,344

Otsuka Holdings Co., Ltd.	2,900	113,658

Pan Pacific International Holdings Corp.	4,700	89,207

Panasonic Corp.	4,800	36,682

Sankyo Co., Ltd.	4,500	131,096

Secom Co., Ltd.	1,300	108,065

Sega Sammy Holdings, Inc.	3,600	43,852

Seibu Holdings, Inc.	9,000	99,041

Sekisui House Ltd.	11,100	183,483

Seven & I Holdings Co., Ltd.	3,200	106,000

SG Holdings Co., Ltd.	3,800	90,569

Shimizu Corp.	8,100	63,401

Shionogi & Co., Ltd.	3,100	152,681

Softbank Corp.	9,700	123,502

Sohgo Security Services Co., Ltd.	2,800	136,427

Sony Financial Holdings, Inc.	13,200	223,393

Sumitomo Corp.	8,200	94,111

Sumitomo Realty & Development Co., Ltd.	6,100	148,891

Sundrug Co., Ltd.	1,200	38,461

Suntory Beverage & Food Ltd.	3,000	113,520

Teijin Ltd.	10,800	183,076

Tobu Railway Co., Ltd.	5,000	174,610

Tohoku Electric Power Co., Inc.	4,200	40,500

Tokio Marine Holdings, Inc.	6,200	284,285

Tokyo Electric Power Co. Holdings, Inc.*	9,600	33,525

Tokyo Gas Co., Ltd.	4,200	99,441

Toyo Suisan Kaisha Ltd.	3,300	159,567

Trend Micro, Inc.	4,400	217,646

Tsuruha Holdings, Inc.	300	39,628

West Japan Railway Co.	2,100	143,871

Yamada Denki Co., Ltd.	37,200	148,518

Yamazaki Baking Co., Ltd.	2,200	45,995

Total Japan		9,414,806

Netherlands – 2.0%

Koninklijke Ahold Delhaize N.V.	14,738	344,206

Koninklijke KPN N.V.	133,274	318,207

Total Netherlands		662,413

New Zealand – 1.1%

Fisher & Paykel Healthcare Corp., Ltd.	9,694	174,596

Fletcher Building Ltd.	12,070	25,045

Mercury NZ Ltd.	13,554	33,910

Spark New Zealand Ltd.	60,055	145,441

Total New Zealand		378,992

Norway – 0.8%

Gjensidige Forsikring ASA	5,282	89,559

Orkla ASA	11,853	100,481

Telenor ASA	5,747	83,132

Total Norway		273,172

Singapore – 3.6%

ComfortDelGro Corp., Ltd.	101,700	108,568

DBS Group Holdings Ltd.	7,800	101,728

Genting Singapore Ltd.	235,100	113,930

Oversea-Chinese Banking Corp., Ltd.	17,800	108,011

Singapore Airlines Ltd.	34,100	137,468

Singapore Exchange Ltd.	56,200	362,733

Singapore Technologies Engineering Ltd.	38,400	84,144

Wilmar International Ltd.	84,000	190,554

Total Singapore		1,207,136

Spain – 1.9%

Iberdrola S.A.	26,427	260,509

Naturgy Energy Group S.A.	9,624	170,173

Red Electrica Corp. S.A.	11,963	214,814

Total Spain		645,496

Sweden – 1.6%

Essity AB Class B	5,418	167,335

Hennes & Mauritz AB Class B	4,898	63,278

ICA Gruppen AB	2,725	114,939

Skanska AB Class B	7,562	115,593

Volvo AB Class B	7,283	87,843

Total Sweden		548,988

Switzerland – 6.7%

Adecco Group AG Registered Shares	5,987	236,002

Barry Callebaut AG Registered Shares	144	288,729

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (concluded)

WisdomTree International Multifactor Fund (DWMF)

March 31, 2020

Investments	Shares	Value

Nestle S.A. Registered Shares	3,425	$352,040

Novartis AG Registered Shares	4,552	375,668

Roche Holding AG Genusschein	1,328	431,046

SGS S.A. Registered Shares	123	285,015

Sonova Holding AG Registered Shares	1,574	283,712

Total Switzerland		2,252,212

United Kingdom – 14.8%

Aviva PLC	109,383	364,165

BAE Systems PLC	52,512	339,756

Barratt Developments PLC	19,622	107,297

British American Tobacco PLC	7,716	263,966

Bunzl PLC	14,744	297,902

Centrica PLC	257,241	121,462

Coca-Cola European Partners PLC	8,633	323,997

Diageo PLC	10,654	341,688

Ferguson PLC	4,041	253,338

GlaxoSmithKline PLC	23,817	447,290

GVC Holdings PLC	29,831	207,508

Pearson PLC	42,223	289,311

RELX PLC	15,908	341,639

Rentokil Initial PLC	59,370	285,482

SSE PLC	14,935	241,668

Unilever N.V.	6,986	343,448

Unilever PLC	7,136	360,612

Total United Kingdom		4,930,529

TOTAL INVESTMENTS IN SECURITIES – 96.2% (Cost: $34,543,683)		32,150,088

Other Assets less Liabilities – 3.8%		1,257,634

NET ASSETS – 100.0%		$33,407,722
†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $19,737, which represents 0.06% of net assets.

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	4/8/2020	491,333	USD	676,998	SGD	$15,826	$—
Citibank N.A.	4/8/2020	1,212,625	AUD	746,157	USD	—	(3,949)
Citibank N.A.	4/8/2020	395,691	CHF	415,408	USD	—	(6,345)
Citibank N.A.	4/8/2020	1,086,961	DKK	161,236	USD	—	(1,388)
Citibank N.A.	4/8/2020	1,944,677	EUR	2,155,863	USD	—	(21,715)
Citibank N.A.	4/8/2020	97,114,995	JPY	908,267	USD	—	(8,517)
Citibank N.A.	4/8/2020	1,405,536	USD	1,309,288	CHF	52,001	—
Citibank N.A.	4/8/2020	173,991	USD	1,706,165	SEK	1,762	—
Goldman Sachs	4/8/2020	736,686	USD	4,842,937	DKK	24,488	—
Goldman Sachs	4/8/2020	5,771,046	USD	5,079,726	EUR	196,400	—
Goldman Sachs	4/8/2020	1,833,473	USD	1,407,147	GBP	88,548	—
Goldman Sachs	4/8/2020	7,359,952	USD	772,971,598	JPY	198,533	—
Goldman Sachs	4/8/2020	188,363	USD	1,757,769	SEK	10,925	—
HSBC Holdings PLC	4/8/2020	2,783,587	USD	4,194,480	AUD	216,283	—
HSBC Holdings PLC	4/8/2020	282,545	USD	444,362	NZD	19,120	—
Morgan Stanley & Co. International	4/8/2020	565,112	USD	1,969,316	ILS	8,342	—
UBS AG	4/1/2020	1,845,903	HKD	238,077	USD	76	—
UBS AG	4/1/2020	387,960	ILS	108,796	USD	876	—
UBS AG	4/8/2020	480,531	USD	780,723	AUD	2,676	—
UBS AG	4/8/2020	233,523	USD	224,085	CHF	1,865	—
UBS AG	4/8/2020	135,721	USD	918,817	DKK	601	—
UBS AG	4/8/2020	852,647	USD	772,901	EUR	4,442	—
UBS AG	4/8/2020	411,769	USD	331,723	GBP	418	—
UBS AG	4/8/2020	111,463	USD	397,953	ILS	—	(1,047)
UBS AG	4/8/2020	1,521,640	USD	164,410,463	JPY	—	(1,588)
UBS AG	4/8/2020	60,386	USD	100,717	NZD	680	—
UBS AG	4/8/2020	85,462	USD	858,479	SEK	—	(1,197)
UBS AG	4/8/2020	127,123	USD	181,025	SGD	—	(25)
						$843,862	$(45,771)

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.6%

Australia – 3.4%

Altium Ltd.(a)	1,372	$24,008

ARB Corp., Ltd.(a)	1,525	13,338

Aristocrat Leisure Ltd.	11,757	153,632

Beach Energy Ltd.	28,164	19,823

BlueScope Steel Ltd.	7,649	40,402

carsales.com Ltd.	11,773	84,667

Cochlear Ltd.	979	112,320

Computershare Ltd.	15,042	89,395

Corporate Travel Management Ltd.(a)	1,822	9,724

CSL Ltd.	6,043	1,097,306

Domino’s Pizza Enterprises Ltd.(a)	2,776	86,822

IDP Education Ltd.	3,039	21,502

Invocare Ltd.(a)	2,859	18,391

Magellan Financial Group Ltd.	6,650	177,132

NIB Holdings Ltd.	15,387	48,312

Northern Star Resources Ltd.	7,557	48,704

Pendal Group Ltd.	24,781	67,494

Reece Ltd.	12,222	68,072

Regis Resources Ltd.	17,977	40,050

St Barbara Ltd.	25,709	33,516

Technology One Ltd.	5,880	28,791

Viva Energy Group Ltd.(b)	47,336	36,794

Webjet Ltd.†(a)	2,193	4,926

Total Australia		2,325,121

Austria – 0.1%

S IMMO AG	2,059	39,763

Belgium – 0.3%

bpost S.A.	28,591	201,719

China – 2.7%

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	18,358	27,001

China Overseas Land & Investment Ltd.	379,501	1,177,541

CSPC Pharmaceutical Group Ltd.	110,000	220,258

Guangdong Investment Ltd.	232,000	447,184

Total China		1,871,984

Denmark – 7.9%

Chr Hansen Holding A/S	1,313	98,232

Coloplast A/S Class B	4,765	691,264

DSV Panalpina A/S	777	70,630

GN Store Nord A/S	683	30,510

Novo Nordisk A/S Class B	51,787	3,115,612

Novozymes A/S Class B	4,571	207,889

Orsted A/S(b)	8,150	798,606

Rockwool International A/S Class B	185	33,459

Royal Unibrew A/S	1,458	105,114

SimCorp A/S	508	42,652

Vestas Wind Systems A/S	3,047	247,584

Total Denmark		5,441,552

Finland – 3.1%

Kone Oyj Class B	16,696	945,663

Metsa Board Oyj*(a)	23,845	129,982

Neste Oyj	18,663	631,746

Nokian Renkaat Oyj(a)	9,485	229,692

Wartsila Oyj Abp(a)	24,513	179,940

Total Finland		2,117,023

France – 5.4%

Alten S.A.	397	28,511

Cie Plastic Omnium S.A.	5,948	83,636

Gaztransport Et Technigaz S.A.	1,513	111,229

Hermes International	879	606,467

Ipsen S.A.	800	41,415

Kering S.A.	3,078	1,607,274

Rubis SCA	3,186	133,052

Safran S.A.	6,845	601,906

Sartorius Stedim Biotech	543	109,033

Teleperformance	682	142,032

Trigano S.A.	608	38,760

Valeo S.A.	13,959	233,577

Total France		3,736,892

Germany – 7.7%

adidas AG	2,908	656,987

Bechtle AG	528	67,726

CANCOM SE	432	18,505

CTS Eventim AG & Co. KGaA	2,229	100,717

Dermapharm Holding SE	1,389	57,763

Deutsche Wohnen SE Bearer Shares	8,610	327,917

Fuchs Petrolub SE	2,447	78,401

Hochtief AG	3,663	243,163

Hugo Boss AG	3,949	100,137

Infineon Technologies AG	23,887	352,000

MTU Aero Engines AG	818	119,688

Nemetschek SE	807	40,095

SAP SE	18,298	2,063,966

Siemens Healthineers AG(b)	21,582	853,576

Siltronic AG	2,938	220,051

Wirecard AG	132	15,157

Total Germany		5,315,849

Hong Kong – 1.1%

Galaxy Entertainment Group Ltd.	94,699	505,206

Melco International Development Ltd.	12,000	17,402

Techtronic Industries Co., Ltd.	33,000	214,156

Vitasoy International Holdings Ltd.	12,000	36,383

Total Hong Kong		773,147

Ireland – 0.2%

Hibernia REIT PLC	20,542	23,937

Kerry Group PLC Class A	1,286	148,444

Total Ireland		172,381

Israel – 0.3%

Israel Chemicals Ltd.	55,835	178,043

Italy – 1.6%

Amplifon SpA	2,457	50,468

Brunello Cucinelli SpA	874	26,545

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2020

Investments	Shares	Value

De’ Longhi SpA	3,812	$63,745

DiaSorin SpA	607	80,390

Ferrari N.V.	1,664	258,445

Freni Brembo SpA(a)	8,424	62,808

IMA Industria Macchine Automatiche SpA(a)	1,328	77,666

Interpump Group SpA	1,241	29,930

Moncler SpA	3,353	122,476

Recordati SpA	5,828	246,455

Reply SpA	400	24,447

Salvatore Ferragamo SpA	3,201	42,499

Total Italy		1,085,874

Japan – 21.1%

Advantest Corp.(a)	8,000	321,616

Ain Holdings, Inc.	400	23,528

Asahi Intecc Co., Ltd.	1,400	34,652

Astellas Pharma, Inc.	57,900	896,215

Bandai Namco Holdings, Inc.(a)	6,800	330,126

Benefit One, Inc.(a)	2,800	36,571

Chugai Pharmaceutical Co., Ltd.	7,700	891,575

Daifuku Co., Ltd.(a)	2,400	152,286

Daito Trust Construction Co., Ltd.	3,500	326,317

Disco Corp.	900	178,074

Elecom Co., Ltd.	1,300	45,338

en-japan, Inc.	1,000	18,730

Fast Retailing Co., Ltd.	1,000	409,337

Funai Soken Holdings, Inc.	1,000	19,888

GMO Payment Gateway, Inc.	346	24,294

Harmonic Drive Systems, Inc.(a)	1,300	56,899

Haseko Corp.(a)	25,100	269,007

Hikari Tsushin, Inc.	800	134,352

Hoya Corp.	4,700	400,537

Infocom Corp.	700	15,997

Japan Lifeline Co., Ltd.(a)	1,900	23,971

Japan Material Co., Ltd.	1,300	17,088

JINS Holdings, Inc.	400	21,972

Kakaku.com, Inc.	3,900	71,710

Kaken Pharmaceutical Co., Ltd.	1,700	79,209

Kao Corp.	7,900	646,167

Keyence Corp.	900	290,371

Kobe Bussan Co., Ltd.(a)	1,400	55,245

Konami Holdings Corp.	3,700	113,617

Kose Corp.	800	98,782

Kotobuki Spirits Co., Ltd.	300	13,520

Lasertec Corp.	1,200	56,246

M3, Inc.(a)	2,700	79,908

Mani, Inc.	900	22,084

Maruwa Unyu Kikan Co., Ltd.	600	13,589

McDonald’s Holdings Co., Japan Ltd.	1,100	49,623

Meitec Corp.	1,600	63,730

Miroku Jyoho Service Co., Ltd.	800	17,644

Mixi, Inc.	4,500	65,402

MonotaRO Co., Ltd.	1,700	45,163

Murata Manufacturing Co., Ltd.	15,400	780,592

Nidec Corp.	5,200	270,079

Nihon M&A Center, Inc.	1,700	46,533

Nintendo Co., Ltd.	3,240	1,248,820

Nippon Shinyaku Co., Ltd.	700	54,986

Nissan Chemical Corp.	2,800	102,191

Obic Co., Ltd.	1,200	157,399

Open House Co., Ltd.	2,700	55,648

Oracle Corp.	2,800	244,843

Outsourcing, Inc.	2,673	11,637

Pigeon Corp.	2,700	103,668

Pilot Corp.	1,000	33,301

Recruit Holdings Co., Ltd.(a)	15,100	391,085

Relo Group, Inc.	1,800	37,799

Round One Corp.	1,700	8,850

SCSK Corp.	2,800	124,885

Seria Co., Ltd.	2,000	57,895

Shimano, Inc.	1,000	143,023

Shin-Etsu Chemical Co., Ltd.	10,300	1,023,751

Shionogi & Co., Ltd.	5,600	275,811

Showa Denko K.K.	7,100	147,123

Sysmex Corp.	2,400	174,428

Systena Corp.	1,400	19,012

TechnoPro Holdings, Inc.	1,000	46,964

Toei Animation Co., Ltd.(a)	900	42,101

Tokai Carbon Co., Ltd.	5,400	44,619

Tokuyama Corp.(a)	1,900	36,819

Tokyo Electron Ltd.	9,600	1,810,088

Tosho Co., Ltd.	400	3,679

Trend Micro, Inc.	4,900	242,379

Ulvac, Inc.	2,400	57,580

United Arrows Ltd.	1,200	18,063

USS Co., Ltd.	7,800	107,367

Workman Co., Ltd.	600	33,014

ZOZO, Inc.(a)	4,100	55,107

Total Japan		14,441,519

Kazakhstan – 0.0%

KAZ Minerals PLC	6,328	27,557

Netherlands – 4.0%

ASM International N.V.	1,189	119,165

ASML Holding N.V.	5,923	1,575,686

Corbion N.V.	1,363	40,470

Euronext N.V.(b)	1,896	141,050

Koninklijke DSM N.V.	4,372	496,508

TKH Group N.V. CVA	1,243	34,615

Wolters Kluwer N.V.	4,844	341,122

Total Netherlands		2,748,616

New Zealand – 0.5%

Fisher & Paykel Healthcare Corp., Ltd.	11,683	210,420

Mainfreight Ltd.	1,930	39,532

Ryman Healthcare Ltd.	10,458	63,860

Total New Zealand		313,812

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2020

Investments	Shares	Value

Norway – 2.3%

Borregaard ASA	2,715	$25,027

Grieg Seafood ASA	4,201	38,685

Mowi ASA	28,964	437,591

Telenor ASA	73,756	1,066,902

Total Norway		1,568,205

Portugal – 0.5%

Altri, SGPS, S.A.	2,473	9,828

Jeronimo Martins, SGPS, S.A.	17,167	309,672

Total Portugal		319,500

Singapore – 0.7%

First Resources Ltd.	31,300	26,599

SATS Ltd.	44,800	99,426

Sheng Siong Group Ltd.	55,200	46,134

Singapore Technologies Engineering Ltd.	127,800	280,041

Total Singapore		452,200

Spain – 5.1%

Cie Automotive S.A.	3,458	53,348

Ence Energia y Celulosa S.A.(a)	19,614	53,804

Faes Farma S.A.	10,445	40,628

Grifols S.A.(a)	8,120	276,200

Industria de Diseno Textil S.A.	114,913	2,983,250

Prosegur Cash S.A.(b)	64,375	61,877

Total Spain		3,469,107

Sweden – 2.8%

AAK AB	3,247	53,059

AddTech AB Class B	1,176	29,021

Alfa Laval AB	12,003	208,678

Atlas Copco AB Class B	11,116	328,733

Beijer Ref AB	1,927	34,776

Bonava AB Class B(a)	4,532	19,632

Epiroc AB Class A	10,792	107,248

Epiroc AB Class B	4,778	47,463

Evolution Gaming Group AB(b)	2,859	97,534

Fagerhult AB	6,384	25,194

Hexpol AB	11,568	69,587

Indutrade AB	2,229	60,744

Lifco AB Class B	975	35,919

Loomis AB Class B	2,321	47,321

Mycronic AB	2,835	34,652

Nolato AB Class B	731	33,157

Paradox Interactive AB(a)	1,377	22,070

Sandvik AB	37,201	530,359

Sectra AB Class B*(a)	384	14,573

Sweco AB Class B	2,720	77,858

Thule Group AB(b)	3,149	54,922

Vitrolife AB	621	8,982

Total Sweden		1,941,482

Switzerland – 7.7%

Givaudan S.A. Registered Shares	225	696,476

Kuehne + Nagel International AG Registered Shares	6,044	829,875

Logitech International S.A. Registered Shares	3,511	151,827

Partners Group Holding AG	927	641,537

Roche Holding AG Bearer Shares	4,732	1,517,096

Schindler Holding AG Participation Certificate	824	180,887

Schindler Holding AG Registered Shares	1,468	310,123

SFS Group AG	1,050	78,136

SGS S.A. Registered Shares	260	602,470

Sonova Holding AG Registered Shares	831	149,787

Straumann Holding AG Registered Shares	115	85,743

Temenos AG Registered Shares*	344	45,118

Total Switzerland		5,289,075

United Kingdom – 21.1%

Abcam PLC	1,114	15,788

Ashmore Group PLC	19,548	86,483

Ashtead Group PLC	7,309	160,004

Barratt Developments PLC	64,597	353,228

Brewin Dolphin Holdings PLC	15,783	42,859

British American Tobacco PLC	80,264	2,745,850

Compass Group PLC	25,289	396,354

Cranswick PLC	786	36,041

Croda International PLC	1,809	95,824

Diageo PLC	41,887	1,343,371

Diploma PLC	1,839	36,804

Diversified Gas & Oil PLC	33,714	36,787

Domino’s Pizza Group PLC	14,759	51,973

Electrocomponents PLC	7,567	48,433

Euromoney Institutional Investor PLC	4,219	42,374

Evraz PLC	122,900	352,935

FDM Group Holdings PLC(a)	2,709	24,823

Ferrexpo PLC	14,452	21,154

Fresnillo PLC	14,894	123,143

Games Workshop Group PLC	672	36,080

Greggs PLC	1,311	26,237

Halma PLC	2,478	59,025

Hargreaves Lansdown PLC	7,982	137,176

Hays PLC	71,674	102,381

Hill & Smith Holdings PLC	1,731	20,530

HomeServe PLC	4,461	58,522

Howden Joinery Group PLC	11,271	71,554

Intertek Group PLC	2,394	140,288

JD Sports Fashion PLC	2,495	14,160

John Laing Group PLC(b)	10,558	44,458

Marshalls PLC	4,847	35,189

Moneysupermarket.com Group PLC	12,736	47,992

Next PLC	3,161	159,601

NMC Health PLC†(a)	1,782	2

Pagegroup PLC	12,880	58,165

RELX PLC	30,798	661,416

Renishaw PLC	873	34,250

Rightmove PLC	11,731	70,896

Rio Tinto PLC	48,649	2,243,086

Rotork PLC	12,684	33,830

Safestore Holdings PLC	3,515	27,916

Softcat PLC	4,865	62,556

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (concluded)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2020

Investments	Shares	Value

Spirax-Sarco Engineering PLC	738	$74,717

SSP Group PLC	7,419	28,287

Unilever N.V.	55,828	2,744,633

Unilever PLC	27,111	1,370,032

Unite Group PLC (The)	6,110	60,722

WH Smith PLC	2,286	32,342

Total United Kingdom		14,470,271
TOTAL COMMON STOCKS (Cost: $78,321,148)		68,300,692

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.3%

United States – 3.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $2,238,011)	2,238,011	2,238,011

TOTAL INVESTMENTS IN SECURITIES – 102.9% (Cost: $80,559,159)		70,538,703

Other Assets less Liabilities – (2.9)%		(1,987,388)

NET ASSETS – 100.0%		$68,551,315
†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $4,928, which represents 0.01% of net assets.

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,830,288. The Fund also had securities on loan having a total market value of $16,391 that were sold and pending settlement. The total market value of the collateral held by the Fund was $3,015,210. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $777,199.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.8%

Australia – 8.6%

Accent Group Ltd.	1,447,962	$695,687

ALS Ltd.	610,043	2,075,976

Altium Ltd.	45,590	797,757

Ansell Ltd.	142,497	2,371,384

AP Eagers Ltd.(a)	307,153	569,619

ARB Corp., Ltd.(a)	61,192	535,197

ARQ Group Ltd.(a)	668,182	32,308

AUB Group Ltd.	109,710	652,007

Australian Pharmaceutical Industries Ltd.	1,166,759	892,644

Bank of Queensland Ltd.(a)	1,108,581	3,392,536

Bapcor Ltd.	441,566	1,105,366

Blackmores Ltd.(a)	22,304	995,853

Breville Group Ltd.	112,302	1,160,238

Brickworks Ltd.	201,172	1,626,512

Capitol Health Ltd.	3,880,336	415,618

carsales.com Ltd.	297,263	2,137,793

Cedar Woods Properties Ltd.	166,056	422,800

Corporate Travel Management Ltd.(a)	93,581	499,449

Costa Group Holdings Ltd.(a)	543,628	915,001

Credit Corp Group Ltd.	84,481	707,864

CSR Ltd.	1,204,784	2,337,521

Data#3 Ltd.	434,945	915,756

Dicker Data Ltd.	182,102	644,213

Domino’s Pizza Enterprises Ltd.(a)	102,743	3,213,366

Elders Ltd.	110,245	507,416

Estia Health Ltd.	671,625	550,831

Event Hospitality and Entertainment Ltd.	287,157	1,318,159

FlexiGroup Ltd.	699,001	320,868

G8 Education Ltd.(a)	779,832	398,542

Genworth Mortgage Insurance Australia Ltd.(a)	1,039,002	1,379,949

GUD Holdings Ltd.	190,726	1,093,796

GWA Group Ltd.(a)	638,613	1,016,244

Healius Ltd.	696,700	882,680

HT&E Ltd.(a)	404,196	282,023

Infomedia Ltd.	438,631	382,561

Inghams Group Ltd.(a)	736,795	1,483,644

Integral Diagnostics Ltd.	424,808	642,209

Integrated Research Ltd.	280,531	446,418

Invocare Ltd.(a)	142,167	914,510

IOOF Holdings Ltd.(a)	1,249,936	2,799,986

IPH Ltd.	278,153	1,227,456

IRESS Ltd.	216,172	1,378,651

Japara Healthcare Ltd.(a)	1,023,993	313,368

JB Hi-Fi Ltd.(a)	232,074	3,977,146

Jupiter Mines Ltd.	9,708,323	1,307,236

Link Administration Holdings Ltd.	709,831	1,403,281

Lovisa Holdings Ltd.(a)	131,988	399,069

McMillan Shakespeare Ltd.	176,140	766,504

Metcash Ltd.(a)	1,448,181	2,792,032

Mineral Resources Ltd.(a)	251,416	2,149,693

Monadelphous Group Ltd.	145,254	913,920

Monash IVF Group Ltd.	716,704	199,590

MyState Ltd.	234,809	538,931

Navigator Global Investments Ltd.	424,856	598,076

Netwealth Group Ltd.	116,808	482,573

New Hope Corp., Ltd.(a)	1,765,699	1,502,168

NIB Holdings Ltd.	519,716	1,631,813

Nick Scali Ltd.(a)	277,756	574,602

Nine Entertainment Co. Holdings Ltd.(a)	2,312,606	1,620,668

OFX Group Ltd.	562,925	427,228

Orora Ltd.	1,857,981	2,751,970

OZ Minerals Ltd.	355,437	1,598,958

Peet Ltd.	885,720	477,052

Pendal Group Ltd.	807,085	2,198,195

Perpetual Ltd.(a)	119,534	1,845,847

Pinnacle Investment Management Group Ltd.	176,499	305,714

Platinum Asset Management Ltd.(a)	1,422,011	2,898,239

Premier Investments Ltd.	281,956	2,138,157

Regis Healthcare Ltd.(a)	793,622	735,891

Regis Resources Ltd.	640,506	1,426,959

Reliance Worldwide Corp., Ltd.	678,547	1,079,793

Sandfire Resources Ltd.	328,317	663,123

SG Fleet Group Ltd.	634,522	469,915

Sigma Healthcare Ltd.	3,039,447	1,190,588

Sims Ltd.	380,115	1,421,488

SmartGroup Corp., Ltd.	255,359	764,270

Southern Cross Media Group Ltd.	2,281,111	230,366

Spark Infrastructure Group	3,894,291	4,647,828

St Barbara Ltd.	839,851	1,094,886

Steadfast Group Ltd.	782,329	1,192,273

Super Retail Group Ltd.(a)	474,301	1,344,071

Tassal Group Ltd.	176,287	377,638

Technology One Ltd.	190,182	931,207

Total Australia		99,520,734

Austria – 1.6%

EVN AG	175,301	2,565,937

Oesterreichische Post AG(a)	156,043	5,581,715

Palfinger AG	34,847	635,480

Porr AG(a)	71,897	1,188,069

S IMMO AG	70,464	1,360,773

UNIQA Insurance Group AG	680,813	5,273,978

Wienerberger AG	101,163	1,597,306

Total Austria		18,203,258

Belgium – 1.4%

Bekaert S.A.	72,271	1,212,488

bpost S.A.	886,197	6,252,403

D’ieteren S.A./N.V.	62,174	3,080,153

Econocom Group S.A./N.V.(a)	364,964	580,262

Euronav N.V.	138,580	1,584,434

Greenyard N.V.*(a)	113,808	485,767

Ontex Group N.V.	87,502	1,526,584

Orange Belgium S.A.	71,559	1,259,431

Total Belgium		15,981,522

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2020

Investments	Shares	Value

China – 2.2%

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	597,000	$878,066

China Overseas Grand Oceans Group Ltd.	5,524,900	3,236,146

China Power International Development Ltd.	22,987,800	4,270,786

China South City Holdings Ltd.	14,640,200	1,416,629

China Traditional Chinese Medicine Holdings Co., Ltd.	5,885,900	2,680,621

CITIC Telecom International Holdings Ltd.	8,419,822	2,791,798

CPMC Holdings Ltd.	1,904,009	614,125

Genertec Universal Medical Group Co., Ltd.(a)(b)	2,982,200	1,858,368

Hua Hong Semiconductor Ltd.(a)(b)	948,600	1,737,878

Poly Property Group Co., Ltd.	6,691,600	2,270,563

Shougang Fushan Resources Group Ltd.	14,946,000	2,718,892

Xiwang Special Steel Co., Ltd.	9,358,500	543,334

Total China		25,017,206

Denmark – 1.1%

Alm Brand A/S	301,764	2,195,519

Matas A/S	148,836	933,398

Ringkjoebing Landbobank A/S	30,744	1,726,886

Scandinavian Tobacco Group A/S Class A(b)	254,008	2,556,589

Schouw & Co. A/S	23,970	1,588,883

Spar Nord Bank A/S	284,495	1,746,510

Sydbank A/S	176,095	2,488,344

Total Denmark		13,236,129

Finland – 2.8%

Aktia Bank Oyj	187,571	1,483,907

Cargotec Oyj Class B	79,078	1,468,988

Citycon Oyj(a)	429,305	2,649,685

Fiskars Oyj Abp(a)	90,341	951,616

Kemira Oyj	242,401	2,348,556

Konecranes Oyj	114,322	1,957,489

Lassila & Tikanoja Oyj(a)	92,531	1,167,591

Metsa Board Oyj*(a)	753,078	4,105,133

Oriola Oyj Class B	162,581	292,920

Outokumpu Oyj(a)	809,337	2,015,863

Raisio Oyj Class V	268,791	872,996

Revenio Group Oyj	9,112	227,458

Sanoma Oyj	290,407	2,662,314

Terveystalo Oyj*(b)	110,623	986,829

TietoEVRY Oyj(a)	199,554	4,331,043

Tokmanni Group Corp.	170,242	1,699,863

Uponor Oyj	166,416	1,515,580

YIT Oyj(a)	445,218	1,974,580

Total Finland		32,712,411

France – 2.8%

Albioma S.A.	23,791	706,132

Beneteau S.A.(a)	83,006	554,212

Coface S.A.	480,507	3,084,333

Derichebourg S.A.	282,653	767,909

Elior Group S.A.(a)(b)	212,914	1,404,056

Europcar Mobility Group(a)(b)	163,136	261,163

Haulotte Group S.A.	39,967	181,335

Interparfums S.A.	26,668	895,401

IPSOS	66,365	1,383,561

Jacquet Metal Service S.A.	48,578	454,668

Kaufman & Broad S.A.	56,932	1,762,866

Maisons du Monde S.A.(b)	70,655	566,329

Manitou BF S.A.(a)	56,800	857,576

Metropole Television S.A.	263,429	2,954,066

Nexans S.A.	23,988	711,189

Nexity S.A.	126,194	3,879,829

Quadient	49,597	870,725

Rallye S.A.(a)	116,065	821,423

Rothschild & Co.	88,388	1,794,200

Sopra Steria Group	16,482	1,807,584

SPIE S.A.	215,280	2,162,558

Television Francaise 1	316,374	1,729,459

Trigano S.A.	19,785	1,261,299

Vicat S.A.	54,259	1,375,275

Total France		32,247,148

Germany – 4.8%

Aareal Bank AG	176,547	2,943,519

alstria office REIT-AG	227,956	3,261,627

AURELIUS Equity Opportunities SE & Co. KGaA	45,593	842,454

Aurubis AG	65,226	2,705,318

BayWa AG	62,046	1,729,232

Bilfinger SE	63,899	1,076,939

Borussia Dortmund GmbH & Co. KGaA	15,705	93,744

CropEnergies AG	160,494	1,403,534

Dermapharm Holding SE	54,588	2,270,085

Deutsche Pfandbriefbank AG(b)	436,231	3,345,796

Deutz AG	105,729	389,798

DIC Asset AG	134,278	1,395,277

Duerr AG	85,019	1,743,536

Elmos Semiconductor AG	16,034	333,217

Encavis AG	232,105	2,355,765

Freenet AG	421,123	7,423,273

Gerresheimer AG	21,925	1,390,507

Hamburger Hafen und Logistik AG	74,190	1,034,658

Indus Holding AG	47,271	1,226,681

Jenoptik AG	21,734	355,330

Krones AG	30,536	1,634,405

MLP SE	222,799	1,136,768

PATRIZIA AG	58,493	1,347,811

Pfeiffer Vacuum Technology AG	9,392	1,347,943

RIB Software SE	20,807	652,039

Salzgitter AG	58,584	694,881

Siltronic AG	89,159	6,677,859

Software AG	57,194	1,713,243

Takkt AG	120,931	939,456

Wacker Neuson SE	76,906	847,227

Wuestenrot & Wuerttembergische AG	114,617	1,758,174

Total Germany		56,070,096

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2020

Investments	Shares	Value

Hong Kong – 0.9%

BOCOM International Holdings Co., Ltd.	4,005,000	$552,884

Dah Sing Banking Group Ltd.	1,658,400	1,444,245

Dah Sing Financial Holdings Ltd.	587,829	1,672,274

Guotai Junan International Holdings Ltd.(a)	13,006,000	1,711,559

Hongkong & Shanghai Hotels Ltd. (The)	1,294,370	1,032,036

Kowloon Development Co., Ltd.	1,280,000	1,398,754

Lai Sun Development Co., Ltd.	509,700	551,727

Television Broadcasts Ltd.	1,311,600	1,632,964

Total Hong Kong		9,996,443

Ireland – 0.5%

C&C Group PLC	416,666	1,016,758

Greencore Group PLC	602,626	1,232,550

Hibernia REIT PLC	803,745	936,588

Irish Continental Group PLC	228,574	812,601

Origin Enterprises PLC	165,338	362,471

UDG Healthcare PLC	166,004	1,299,859

Total Ireland		5,660,827

Israel – 2.6%

Ashtrom Group Ltd.	220,005	2,425,531

Delek Automotive Systems Ltd.	282,697	1,112,423

Delek Group Ltd.	29,451	780,182

Electra Consumer Products 1970 Ltd.	16,957	299,598

First International Bank of Israel Ltd.	165,899	4,068,862

Fox Wizel Ltd.	34,192	1,139,588

Gazit-Globe Ltd.	426,111	3,276,433

Gilat Satellite Networks Ltd.	126,528	938,914

Harel Insurance Investments & Financial Services Ltd.	356,888	1,957,237

Hilan Ltd.	7,143	225,348

Inrom Construction Industries Ltd.	488,464	1,692,906

Matrix IT Ltd.	92,943	1,526,520

Maytronics Ltd.	76,971	486,532

Mehadrin Ltd.*	1	26

Menora Mivtachim Holdings Ltd.	28,184	319,171

Naphtha Israel Petroleum Corp., Ltd.*	240,742	857,496

Paz Oil Co., Ltd.	23,506	1,982,838

Phoenix Holdings Ltd. (The)	638,978	3,070,750

Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	18,805	1,044,058

Shapir Engineering and Industry Ltd.*	208,418	1,336,840

Shufersal Ltd.	230,119	1,307,550

Total Israel		29,848,803

Italy – 3.5%

Anima Holding SpA(b)	901,199	2,420,683

Ascopiave SpA	387,684	1,431,425

ASTM SpA	71,235	1,249,039

Azimut Holding SpA	385,182	5,570,410

Banca Farmafactoring SpA(b)	742,825	3,855,258

Banca IFIS SpA	188,927	1,844,972

Banca Popolare di Sondrio SCPA	604,370	914,477

BPER Banca	749,881	2,303,860

Brunello Cucinelli SpA	27,240	827,330

Cementir Holding N.V.	181,868	981,610

Credito Emiliano SpA	616,983	2,599,622

Datalogic SpA(a)	59,236	694,165

doValue SpA(b)	124,832	773,892

El.En. SpA	15,526	273,086

Falck Renewables SpA	155,756	816,576

Fincantieri SpA(a)	961,521	590,289

Immobiliare Grande Distribuzione SIIQ SpA	328,916	1,353,387

La Doria SpA	67,097	644,930

Maire Tecnimont SpA(a)	592,116	938,816

MARR SpA	72,972	1,029,682

Piaggio & C. SpA	521,243	932,252

RAI Way SpA(b)	310,706	1,675,633

Rizzoli Corriere Della Sera Mediagroup SpA	1,280,543	1,020,085

Saras SpA	2,159,254	2,013,856

Societa Cattolica di Assicurazioni SC	323,626	1,602,206

Tod’s SpA(a)	26,188	876,411

Unieuro SpA(a)(b)	71,381	484,818

Zignago Vetro SpA	129,348	1,544,167

Total Italy		41,262,937

Japan – 31.0%

Achilles Corp.	48,600	789,179

ADEKA Corp.	106,001	1,326,547

Aeon Hokkaido Corp.	95,700	654,223

Ahresty Corp.	122,000	400,056

Ai Holdings Corp.	41,000	506,257

Aica Kogyo Co., Ltd.	61,600	1,766,032

Akatsuki, Inc.(a)	9,500	318,119

Alconix Corp.	18,000	179,908

Amano Corp.	53,200	1,176,309

Amuse, Inc.(a)	27,000	568,737

AOI TYO Holdings, Inc.	80,400	321,734

AOKI Holdings, Inc.	207,000	1,392,080

Aoyama Trading Co., Ltd.(a)	107,201	921,518

Arakawa Chemical Industries Ltd.	62,900	700,928

Ariake Japan Co., Ltd.	12,800	808,633

Artnature, Inc.	165,100	983,366

Asahi Holdings, Inc.	52,000	1,090,047

Asahi Yukizai Corp.	46,200	596,999

Asia Pile Holdings Corp.	115,800	431,213

Asics Corp.(a)	106,400	984,610

Ateam, Inc.	50,900	283,367

Autobacs Seven Co., Ltd.	122,303	1,411,602

Axial Retailing, Inc.	17,300	637,803

Baroque Japan Ltd.(a)	91,300	530,268

BayCurrent Consulting, Inc.	12,000	562,457

Benesse Holdings, Inc.	73,800	1,880,634

Bic Camera, Inc.(a)	160,400	1,300,079

BML, Inc.	25,200	678,349

Broadleaf Co., Ltd.	118,800	517,215

Cawachi Ltd.	26,100	573,472

Chubu Shiryo Co., Ltd.	70,600	944,996

Chugoku Bank Ltd. (The)	166,400	1,484,352

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2020

Investments	Shares	Value

Citizen Watch Co., Ltd.(a)	342,707	$1,219,022

Cleanup Corp.	151,200	749,312

CMK Corp.	74,600	307,508

Cocokara fine, Inc.	9,300	483,285

Computer Engineering & Consulting Ltd.	19,500	247,464

Comture Corp.(a)	27,000	550,229

CONEXIO Corp.	59,100	741,795

Cosmo Energy Holdings Co., Ltd.	79,100	1,114,456

Credit Saison Co., Ltd.	193,500	2,251,271

Dai Nippon Toryo Co., Ltd.	92,300	679,714

Daido Metal Co., Ltd.	106,600	531,247

Daido Steel Co., Ltd.(a)	46,491	1,498,668

Daiho Corp.	12,700	266,341

Daiichikosho Co., Ltd.	42,300	1,128,862

Daiken Medical Co., Ltd.	114,500	696,832

Daikoku Denki Co., Ltd.(a)	71,300	811,045

Daishi Hokuetsu Financial Group, Inc.	53,240	1,165,357

Daitron Co., Ltd.(a)	34,900	480,398

Denka Co., Ltd.	84,800	1,788,612

Dexerials Corp.	89,200	576,737

DIC Corp.	104,600	2,318,631

Digital Arts, Inc.	5,900	255,227

Digital Garage, Inc.	21,400	684,887

DKS Co., Ltd.(a)	11,300	392,525

DMG Mori Co., Ltd.(a)	129,400	1,081,180

Dowa Holdings Co., Ltd.	57,900	1,517,291

DyDo Group Holdings, Inc.(a)	22,700	768,547

Ebara Corp.	71,300	1,358,567

Eiken Chemical Co., Ltd.	34,200	624,410

Elecom Co., Ltd.	20,200	704,488

Elematec Corp.	71,300	507,894

EM Systems Co., Ltd.	60,400	504,662

Enplas Corp.	16,600	325,988

eRex Co., Ltd.	20,000	228,058

ESPEC Corp.	23,700	360,478

Exedy Corp.	58,970	873,448

Feed One Co., Ltd.	478,300	669,013

Ferrotec Holdings Corp.	95,500	489,199

Financial Products Group Co., Ltd.	161,700	817,824

First Juken Co., Ltd.	86,100	787,984

FJ Next Co., Ltd.(a)	63,400	480,396

France Bed Holdings Co., Ltd.(a)	106,500	900,695

FTGroup Co., Ltd.(a)	42,400	413,180

Fudo Tetra Corp.	35,620	423,329

Fuji Corp., Ltd.	142,300	677,525

Fuji Oil Holdings, Inc.	46,000	1,111,278

Fuji Pharma Co., Ltd.	62,100	697,766

Fuji Soft, Inc.	16,100	518,248

Fujibo Holdings, Inc.	39,600	1,057,907

Fujicco Co., Ltd.	48,900	881,926

Fujimi, Inc.(a)	36,641	912,334

Fujitec Co., Ltd.	115,000	1,481,775

Fujitsu General Ltd.	36,500	660,317

Fukui Computer Holdings, Inc.	20,600	414,843

Furukawa Electric Co., Ltd.	60,500	1,101,223

Furuno Electric Co., Ltd.	31,000	242,073

Furyu Corp.	91,100	695,349

Fuso Chemical Co., Ltd.	18,500	520,101

Futaba Industrial Co., Ltd.	107,800	456,344

Future Corp.	25,900	335,161

Fuyo General Lease Co., Ltd.	35,100	1,781,742

Gakujo Co., Ltd.	48,800	585,844

GLOBERIDE, Inc.(a)	12,700	220,107

Glory Ltd.	67,977	1,567,901

Grandy House Corp.(a)	210,100	698,679

GS Yuasa Corp.	83,400	1,123,279

Gunma Bank Ltd. (The)	510,300	1,550,446

H-One Co., Ltd.(a)	71,000	327,525

H2O Retailing Corp.	163,700	1,199,451

Hachijuni Bank Ltd. (The)	486,400	1,761,682

Hakuto Co., Ltd.	65,500	586,712

Hanwa Co., Ltd.	70,400	1,096,872

Harima Chemicals Group, Inc.(a)	75,700	787,468

Hazama Ando Corp.	229,400	1,464,097

Heiwa Corp.(a)	89,019	1,666,504

Heiwado Co., Ltd.	32,100	566,147

Hinokiya Group Co., Ltd.(a)	23,700	321,840

Hioki EE Corp.	10,900	310,477

Hiroshima Bank Ltd. (The)	387,700	1,619,681

Hochiki Corp.	55,300	699,734

Hogy Medical Co., Ltd.	27,400	854,069

Hokkoku Bank Ltd. (The)	20,600	643,064

Hokuetsu Industries Co., Ltd.	11,300	113,361

Hokuhoku Financial Group, Inc.	170,300	1,527,029

Hokuto Corp.	63,600	1,110,518

Honeys Holdings Co., Ltd.(a)	91,000	913,751

Horiba Ltd.	31,900	1,589,755

Ibiden Co., Ltd.	65,600	1,440,763

Ichibanya Co., Ltd.	19,000	787,597

Ichikoh Industries Ltd.	63,400	282,483

Ichinen Holdings Co., Ltd.(a)	42,400	450,884

Imasen Electric Industrial	106,600	642,829

Inaba Denki Sangyo Co., Ltd.	72,400	1,543,836

Inageya Co., Ltd.(a)	42,500	623,199

Ines Corp.	63,600	797,688

Infocom Corp.	20,800	475,324

Infomart Corp.	46,000	302,960

Information Services International-Dentsu Ltd.	22,100	803,506

Innotech Corp.	49,500	394,331

Intage Holdings, Inc.	87,200	647,811

IR Japan Holdings Ltd.	15,000	805,891

Iriso Electronics Co., Ltd.(a)	12,200	360,502

Iseki & Co., Ltd.	53,900	569,681

Itfor, Inc.	69,100	362,286

Itochu Enex Co., Ltd.	215,801	1,687,148

Itoham Yonekyu Holdings, Inc.	236,800	1,397,264

Itoki Corp.	184,000	543,708

Iwaki Co., Ltd.	45,900	364,802

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2020

Investments	Shares	Value

Iyo Bank Ltd. (The)	311,800	$1,579,868

Japan Cash Machine Co., Ltd.(a)	38,300	191,935

Japan Lifeline Co., Ltd.(a)	44,900	566,475

Japan Steel Works Ltd. (The)	77,100	934,156

Japan Transcity Corp.	184,300	795,552

JBCC Holdings, Inc.	38,700	600,459

Jeol Ltd.	23,100	564,260

JM Holdings Co., Ltd.	25,100	512,672

JVCKenwood Corp.	273,000	493,122

K’s Holdings Corp.	197,002	1,866,825

Kaga Electronics Co., Ltd.	43,800	690,543

Kagome Co., Ltd.	67,700	1,759,052

Kaken Pharmaceutical Co., Ltd.	44,000	2,050,113

Kameda Seika Co., Ltd.	19,900	911,542

Kanaden Corp.	11,100	128,731

Kandenko Co., Ltd.	230,000	1,834,375

Kaneka Corp.	55,600	1,333,926

Kanematsu Corp.	154,300	1,585,093

Kansai Mirai Financial Group, Inc.	325,800	1,173,972

Kasai Kogyo Co., Ltd.(a)	124,200	607,453

Kato Sangyo Co., Ltd.	23,000	725,441

Keihin Corp.	54,100	1,265,365

Ki-Star Real Estate Co., Ltd.(a)	50,400	526,153

King Jim Co., Ltd.(a)	139,500	1,076,407

Koa Corp.(a)	39,700	328,029

Koatsu Gas Kogyo Co., Ltd.	112,100	749,722

Koei Tecmo Holdings Co., Ltd.	93,500	2,412,093

Kokusai Pulp & Paper Co., Ltd.(a)	308,500	728,706

Kokuyo Co., Ltd.	103,200	1,445,402

Kondotec, Inc.	105,000	903,571

Kotobuki Spirits Co., Ltd.	12,100	545,287

Kumagai Gumi Co., Ltd.	53,300	1,234,804

Kurabo Industries Ltd.	51,295	1,230,168

Kusuri no Aoki Holdings Co., Ltd.	3,900	324,413

Kyokuyo Co., Ltd.(a)	35,700	841,615

KYORIN Holdings, Inc.	90,290	1,838,335

Kyosan Electric Manufacturing Co., Ltd.(a)	143,900	621,161

Kyowa Exeo Corp.	94,200	2,099,441

Kyudenko Corp.(a)	67,200	1,819,514

Kyushu Financial Group, Inc.	433,900	1,659,957

LAC Co., Ltd.	23,100	160,697

Lasertec Corp.	20,500	960,863

LEC, Inc.	42,400	426,141

Life Corp.	26,400	729,482

LIFULL Co., Ltd.(a)	67,200	189,234

Link And Motivation, Inc.(a)	75,900	215,140

Lintec Corp.	87,330	1,839,548

Mabuchi Motor Co., Ltd.	74,200	2,213,181

Maeda Corp.(a)	137,900	1,018,075

Maeda Road Construction Co., Ltd.(a)	101,400	1,898,285

Mani, Inc.	38,500	944,713

Marubun Corp.(a)	88,000	388,014

Marudai Food Co., Ltd.	53,100	961,609

Maruha Nichiro Corp.	31,600	660,949

Marusan Securities Co., Ltd.	264,700	1,110,732

Maruwa Co., Ltd.	9,500	579,918

Marvelous, Inc.	107,300	530,760

Matsui Securities Co., Ltd.(a)	544,140	3,997,064

Max Co., Ltd.	68,147	1,051,037

Maxell Holdings Ltd.(a)	36,900	363,685

MCJ Co., Ltd.(a)	91,200	505,188

Meiko Electronics Co., Ltd.(a)	28,000	347,033

Meiko Network Japan Co., Ltd.	108,200	763,729

Meitec Corp.	33,500	1,334,352

Meiwa Estate Co., Ltd.	181,900	807,096

Menicon Co., Ltd.	19,500	871,544

Micronics Japan Co., Ltd.(a)	52,900	382,705

Mimasu Semiconductor Industry Co., Ltd.	59,000	966,801

Ministop Co., Ltd.(a)	39,000	525,997

Miraca Holdings, Inc.(a)	68,100	1,437,004

Miroku Jyoho Service Co., Ltd.(a)	16,400	361,710

Mitsubishi Logistics Corp.(a)	53,600	1,083,370

Mitsubishi Research Institute, Inc.	19,100	582,085

Mitsui Mining & Smelting Co., Ltd.(a)	44,664	747,606

Mitsui OSK Lines Ltd.	71,900	1,163,534

Mixi, Inc.	99,900	1,451,930

Mizuho Leasing Co., Ltd.	65,400	1,276,437

Morito Co., Ltd.(a)	123,700	844,490

Morningstar Japan K.K.	278,460	897,634

MOS Food Services, Inc.(a)	22,100	513,016

MTI Ltd.	75,000	379,325

Musashino Bank Ltd. (The)	46,945	598,363

NAC Co., Ltd.(a)	99,100	723,364

Nagaileben Co., Ltd.	41,000	1,007,577

Nagase & Co., Ltd.	119,200	1,412,225

Nakabayashi Co., Ltd.	187,400	935,655

Nakanishi, Inc.	46,800	622,093

NEC Networks & System Integration Corp.	39,801	1,622,198

NHK Spring Co., Ltd.	189,500	1,242,796

Nichias Corp.	95,100	1,782,987

Nichiban Co., Ltd.	27,100	375,542

Nichiha Corp.	30,401	576,733

NichiiGakkan Co., Ltd.	51,700	495,186

Nifco, Inc.	72,400	1,301,061

Nihon Chouzai Co., Ltd.	22,800	349,535

Nihon Flush Co., Ltd.	37,200	327,359

Nihon House Holdings Co., Ltd.	183,300	497,493

Nihon Parkerizing Co., Ltd.	84,701	878,747

Nihon Tokushu Toryo Co., Ltd.(a)	46,400	339,979

Nikkiso Co., Ltd.	42,300	315,815

Nikkon Holdings Co., Ltd.	70,600	1,384,468

Nippo Corp.	84,700	1,867,315

Nippon Air Conditioning Services Co., Ltd.(a)	151,400	948,047

Nippon Chemical Industrial Co., Ltd.(a)	22,900	470,918

Nippon Electric Glass Co., Ltd.	95,800	1,284,965

Nippon Gas Co., Ltd.	25,600	847,761

Nippon Kayaku Co., Ltd.	137,999	1,271,910

Nippon Light Metal Holdings Co., Ltd.	782,500	1,224,978

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2020

Investments	Shares	Value

Nippon Paper Industries Co., Ltd.(a)	57,138	$814,556

Nippon Pillar Packing Co., Ltd.	90,400	1,053,431

Nippon Piston Ring Co., Ltd.(a)	47,100	493,011

Nippon Shokubai Co., Ltd.(a)	26,200	1,201,334

Nippon Signal Co., Ltd.	58,500	571,697

Nippon Steel Trading Corp.	57,373	1,939,803

Nipro Corp.	120,191	1,415,060

Nishi-Nippon Financial Holdings, Inc.	209,300	1,182,650

Nishimatsu Construction Co., Ltd.	92,700	1,778,349

Nissei Plastic Industrial Co., Ltd.(a)	108,500	929,670

Nissha Co., Ltd.	44,500	295,966

Nisshin Group Holdings Co., Ltd.(a)	220,400	806,429

Nisshinbo Holdings, Inc.	223,192	1,490,634

Nissin Electric Co., Ltd.	92,200	790,859

Nisso Corp.(a)	25,500	103,224

Nitto Boseki Co., Ltd.	19,200	849,243

Noevir Holdings Co., Ltd.	27,900	1,426,594

Nohmi Bosai Ltd.	29,400	545,216

NOK Corp.	150,800	1,666,476

North Pacific Bank Ltd.	612,400	1,157,238

NS Tool Co., Ltd.(a)	37,900	854,510

NTN Corp.	790,600	1,384,127

Obara Group, Inc.	12,300	264,332

Ohara, Inc.(a)	22,000	177,704

Oiles Corp.	14,800	187,545

Oki Electric Industry Co., Ltd.	82,700	776,785

OKUMA Corp.(a)	31,700	1,023,338

Okumura Corp.	67,000	1,395,174

Okuwa Co., Ltd.	46,200	742,932

Open House Co., Ltd.	69,200	1,426,242

Optex Group Co., Ltd.(a)	35,500	328,841

Osaka Organic Chemical Industry Ltd.(a)	93,000	1,293,928

Osaki Electric Co., Ltd.	85,100	420,948

OSG Corp.	90,400	1,211,697

Pasona Group, Inc.	39,300	313,075

Penta-Ocean Construction Co., Ltd.	320,800	1,690,845

Qol Holdings Co., Ltd.	25,600	314,205

Quick Co., Ltd.	46,700	425,666

Resorttrust, Inc.	113,800	1,113,175

Restar Holdings Corp.(a)	34,500	483,840

Rheon Automatic Machinery Co., Ltd.	5,300	58,570

Riken Keiki Co., Ltd.	26,800	506,930

Riken Technos Corp.	212,500	757,839

Riso Kagaku Corp.	46,700	706,416

Rock Field Co., Ltd.(a)	71,300	968,895

Roland DG Corp.	25,800	278,422

Ryoden Corp.	44,100	529,829

Ryosan Co., Ltd.	39,086	864,957

S Foods, Inc.	24,800	513,666

Saizeriya Co., Ltd.	18,001	341,661

Sakai Chemical Industry Co., Ltd.	32,400	539,325

Sakata Seed Corp.	34,100	1,036,061

San-A Co., Ltd.	14,500	605,090

San-In Godo Bank Ltd. (The)	215,887	1,093,883

Sanei Architecture Planning Co., Ltd.(a)	50,900	560,605

Sanken Electric Co., Ltd.	23,700	461,684

Sanoh Industrial Co., Ltd.(a)	130,000	823,677

Sanshin Electronics Co., Ltd.	34,300	443,226

Sanwa Holdings Corp.	213,900	1,672,286

Satori Electric Co., Ltd.(a)	49,600	407,533

Sawai Pharmaceutical Co., Ltd.	31,100	1,662,239

SBS Holdings, Inc.	20,600	333,745

SCREEN Holdings Co., Ltd.(a)	31,300	1,159,742

Seika Corp.	88,200	885,636

Seino Holdings Co., Ltd.	135,600	1,473,381

Senko Group Holdings Co., Ltd.	165,100	1,281,588

Senshu Ikeda Holdings, Inc.	600,800	907,141

Seria Co., Ltd.	38,000	1,099,995

SFP Holdings Co., Ltd.(a)	54,200	694,852

Shibaura Mechatronics Corp.	15,900	350,977

Shikoku Electric Power Co., Inc.	198,900	1,573,439

Shindengen Electric Manufacturing Co., Ltd.	23,700	511,299

Shinmaywa Industries Ltd.	115,800	1,207,825

Shoei Foods Corp.	9,400	344,810

Showa Sangyo Co., Ltd.(a)	39,600	1,177,491

Siix Corp.(a)	42,300	340,108

Sinfonia Technology Co., Ltd.	20,000	177,852

Sinko Industries Ltd.	12,500	161,641

SKY Perfect JSAT Holdings, Inc.	503,500	1,790,968

Solasto Corp.(a)	64,400	598,931

Sotetsu Holdings, Inc.(a)	62,000	1,592,571

Space Co., Ltd.	92,500	934,811

Space Value Holdings Co., Ltd.	101,100	349,315

Sprix Ltd.(a)	26,000	154,379

SRA Holdings	32,200	637,408

ST Corp.	32,000	474,568

Star Mica Holdings Co., Ltd.(a)	23,700	322,937

Stella Chemifa Corp.(a)	18,600	417,813

Sumida Corp.(a)	27,600	169,248

Sumitomo Forestry Co., Ltd.	166,900	2,141,230

Sumitomo Osaka Cement Co., Ltd.	34,500	1,035,431

Sun-Wa Technos Corp.	75,200	567,718

Systena Corp.	31,500	427,762

T-Gaia Corp.	101,600	1,927,440

T. RAD Co., Ltd.	42,400	487,803

Tachi-S Co., Ltd.	67,200	610,032

Tachibana Eletech Co., Ltd.(a)	38,000	509,694

Taiho Kogyo Co., Ltd.	103,300	514,802

Takara & Co. Ltd.	61,200	950,696

Takara Bio, Inc.(a)	45,200	934,104

Takasago Thermal Engineering Co., Ltd.	98,101	1,509,386

Takashimaya Co., Ltd.	162,600	1,465,516

Tamura Corp.	87,300	320,233

Tatsuta Electric Wire and Cable Co., Ltd.	27,100	115,474

TDC Soft, Inc.(a)	86,200	634,792

TechMatrix Corp.	17,900	366,274

TechnoPro Holdings, Inc.	23,700	1,113,047

Tekken Corp.	12,500	271,873

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2020

Investments	Shares	Value

THK Co., Ltd.	123,500	$2,530,517

Toa Corp.	50,900	379,552

Toda Corp.(a)	366,100	2,133,082

Toho Bank Ltd. (The)	313,672	784,507

Tokai Carbon Co., Ltd.(a)	115,900	957,647

Tokai Corp.	32,200	876,026

Tokai Rika Co., Ltd.	99,722	1,243,350

Tokai Tokyo Financial Holdings, Inc.	528,200	1,203,624

Tokyo Electron Device Ltd.	29,000	604,687

Tokyo Ohka Kogyo Co., Ltd.	35,600	1,366,884

Tokyo Seimitsu Co., Ltd.	52,900	1,509,258

Tokyo Tatemono Co., Ltd.	185,800	1,974,087

Topcon Corp.	54,900	407,853

Torishima Pump Manufacturing Co., Ltd.	111,700	790,503

Tow Co., Ltd.(a)	199,600	501,057

Toyo Ink SC Holdings Co., Ltd.	72,100	1,365,796

Toyo Kanetsu K.K.	50,600	916,335

Toyo Tire Corp.(a)	93,300	1,071,669

Toyoda Gosei Co., Ltd.	97,200	1,669,296

Toyota Boshoku Corp.	187,200	2,231,730

Transcosmos, Inc.	27,700	491,110

TS Tech Co., Ltd.	57,500	1,362,466

Tsubakimoto Chain Co.	52,100	1,187,217

Tsukui Corp.	99,300	379,889

Tsumura & Co.	61,401	1,565,241

Ube Industries Ltd.	107,700	1,653,086

Uchida Yoko Co., Ltd.	22,800	744,477

Ulvac, Inc.	37,900	909,277

Uniden Holdings Corp.	32,500	548,516

United Super Markets Holdings, Inc.(a)	66,100	588,413

UNITED, Inc.	38,900	289,349

Unizo Holdings Co., Ltd.	38,500	2,129,082

V Technology Co., Ltd.	14,800	429,105

Vital KSK Holdings, Inc.(a)	106,200	1,079,166

Wacoal Holdings Corp.	67,968	1,477,661

Wacom Co., Ltd.	112,600	331,683

Warabeya Nichiyo Holdings Co., Ltd.	51,600	837,894

Weathernews, Inc.	32,700	1,070,766

Wellnet Corp.(a)	72,700	317,858

West Holdings Corp.(a)	51,970	674,929

WIN-Partners Co., Ltd.	55,600	504,729

World Holdings Co., Ltd.(a)	35,700	406,422

Wowow, Inc.	35,500	789,218

YAMABIKO Corp.	35,800	269,275

YAMADA Consulting Group Co., Ltd.(a)	23,700	209,218

Yamaguchi Financial Group, Inc.	256,300	1,452,972

Yamaichi Electronics Co., Ltd.	56,700	727,953

Yamatane Corp.	36,700	376,672

Yaoko Co., Ltd.	15,600	963,846

Yokohama Reito Co., Ltd.	62,300	533,233

Yorozu Corp.	56,800	555,609

Yuasa Trading Co., Ltd.	42,748	1,131,710

Yurtec Corp.	39,600	225,594

Yushin Precision Equipment Co., Ltd.	70,100	437,009

Zeon Corp.	126,000	950,063

Total Japan		360,295,123

Morocco – 0.1%

Vivo Energy PLC(a)(b)	706,094	590,977

Netherlands – 1.4%

Arcadis N.V.	99,540	1,583,694

BE Semiconductor Industries N.V.	225,469	6,877,607

Brunel International N.V.(a)	23,140	128,475

Corbion N.V.	43,564	1,293,485

ForFarmers N.V.(a)	166,960	1,033,231

Intertrust N.V.(b)	118,823	1,485,012

Koninklijke BAM Groep N.V.	439,628	615,037

Ordina N.V.	311,742	469,989

Sligro Food Group N.V.(a)	49,874	742,061

TKH Group N.V. CVA	46,260	1,288,259

Van Lanschot Kempen N.V.(a)	105,784	1,300,001

Total Netherlands		16,816,851

New Zealand – 2.2%

Air New Zealand Ltd.	299,869	151,111

Chorus Ltd.	733,594	2,996,539

EBOS Group Ltd.	174,816	2,311,165

Freightways Ltd.	295,699	964,178

Genesis Energy Ltd.	2,417,451	3,604,463

Heartland Group Holdings Ltd.(a)	1,604,545	970,280

Infratil Ltd.	1,073,026	2,487,321

Kathmandu Holdings Ltd.(a)	778,757	517,089

Kiwi Property Group Ltd.	3,183,345	1,774,012

Mainfreight Ltd.(a)	67,647	1,385,612

New Zealand King Salmon Investments Ltd.	298,083	325,162

Port of Tauranga Ltd.(a)	546,751	1,961,055

Scales Corp., Ltd.	194,388	512,831

SKYCITY Entertainment Group Ltd.	1,803,099	1,998,969

Trustpower Ltd.	488,079	1,851,889

Z Energy Ltd.(a)	1,269,523	2,175,120

Total New Zealand		25,986,796

Norway – 2.7%

AF Gruppen ASA	128,871	1,791,750

Atea ASA*	215,806	1,810,543

Austevoll Seafood ASA	299,316	2,106,414

Borregaard ASA	104,428	962,635

Elkem ASA(b)	2,462,166	3,095,000

Entra ASA(b)	240,532	2,840,298

Europris ASA(b)	575,048	1,664,742

Fjordkraft Holding ASA(b)	295,022	1,910,437

Grieg Seafood ASA	131,955	1,215,127

Kitron ASA	589,099	481,332

Kongsberg Gruppen ASA	167,113	2,076,778

Kvaerner ASA(a)	1,144,451	687,695

Ocean Yield ASA(a)	621,359	1,384,611

Selvaag Bolig ASA	259,348	1,143,492

SpareBank 1 Nord Norge	334,647	1,660,328

SpareBank 1 SMN(a)	331,992	2,137,192

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2020

Investments	Shares	Value

TGS Nopec Geophysical Co. ASA	145,459	$1,617,904

Veidekke ASA	310,785	2,579,270

XXL ASA*(a)(b)	491,652	220,052

Total Norway		31,385,600

Portugal – 1.3%

Altri, SGPS, S.A.(a)	362,908	1,442,284

Corticeira Amorim, SGPS, S.A.(a)	155,606	1,412,010

Navigator Co. S.A. (The)(a)	2,233,269	5,288,083

REN – Redes Energeticas Nacionais, SGPS, S.A.	1,573,032	4,004,343

Semapa-Sociedade de Investimento e Gestao	167,550	1,424,793

Sonae, SGPS, S.A.	2,974,548	1,924,024

Total Portugal		15,495,537

Singapore – 3.1%

Accordia Golf Trust	4,610,071	1,570,309

AEM Holdings Ltd.	421,200	494,015

Best World International Ltd.†(a)	786,000	558,097

Bukit Sembawang Estates Ltd.	385,400	1,033,977

China Aviation Oil Singapore Corp., Ltd.	1,455,400	873,945

Chip Eng Seng Corp., Ltd.(a)	863,060	303,073

CSE Global Ltd.	1,883,300	456,325

First Resources Ltd.	1,371,400	1,165,427

GuocoLand Ltd.	980,000	922,288

Hi-P International Ltd.(a)	976,300	582,825

Hong Leong Finance Ltd.	1,057,300	1,574,236

Hutchison Port Holdings Trust	21,767,900	2,242,094

Keppel Infrastructure Trust	8,995,282	2,684,970

NetLink NBN Trust	7,735,100	4,916,435

Oxley Holdings Ltd.	6,268,843	902,562

Raffles Medical Group Ltd.	1,898,800	1,033,515

Riverstone Holdings Ltd.(a)	1,107,600	766,223

SBS Transit Ltd.	412,582	779,468

Sheng Siong Group Ltd.	1,271,800	1,062,922

SIA Engineering Co., Ltd.	1,108,900	1,331,755

Singapore Post Ltd.	3,107,900	1,407,870

StarHub Ltd.	5,567,900	5,200,904

Tuan Sing Holdings Ltd.	200	29

UMS Holdings Ltd.	1,214,359	533,044

Wing Tai Holdings Ltd.	1,409,000	1,533,834

Yanlord Land Group Ltd.	3,858,400	2,669,188

Total Singapore		36,599,330

Spain – 2.7%

Acerinox S.A.	338,542	2,307,543

Applus Services S.A.	45,032	289,057

Atresmedia Corp. de Medios de Comunicacion S.A.(a)	860,205	2,359,651

Bolsas y Mercados Espanoles SHMSF S.A.	238,476	8,650,741

Construcciones y Auxiliar de Ferrocarriles S.A.	31,300	970,216

Ence Energia y Celulosa S.A.(a)	589,131	1,616,061

Euskaltel S.A.(b)	227,251	1,680,628

Faes Farma S.A.	377,568	1,468,646

Liberbank S.A.	2,650,249	397,231

Mediaset Espana Comunicacion S.A.	553,597	2,050,699

Melia Hotels International S.A.(a)	231,182	984,218

Metrovacesa S.A.(b)	173,454	968,741

Prosegur Cia de Seguridad S.A.	656,594	1,648,385

Sacyr S.A.	1,050,635	1,604,711

Unicaja Banco S.A.(b)	2,806,215	1,631,934

Viscofan S.A.	55,625	3,041,962

Total Spain		31,670,424

Sweden – 4.9%

AddTech AB Class B	53,748	1,326,381

Ahlstrom-Munksjo Oyj(a)	139,138	1,703,789

Atrium Ljungberg AB Class B	164,148	2,564,683

Avanza Bank Holding AB	184,732	1,543,831

Beijer Ref AB	70,917	1,279,809

Betsson AB*	316,443	1,275,648

Bilia AB Class A	243,302	1,505,335

BillerudKorsnas AB(a)	143,158	1,567,734

BioArctic AB(a)(b)	68,715	426,534

BioGaia AB Class B	12,074	511,832

Bonava AB Class B(a)	156,881	679,606

Bravida Holding AB(b)	214,694	1,520,109

Clas Ohlson AB Class B(a)	167,565	1,218,553

Coor Service Management Holding AB(b)	183,527	899,324

Dios Fastigheter AB	273,237	1,828,438

Dustin Group AB(a)(b)	169,214	802,715

Fagerhult AB	263,296	1,039,078

Granges AB	123,094	611,264

Hexpol AB	365,327	2,197,633

JM AB(a)	142,898	2,490,118

KNOW IT AB	11,942	163,924

Kungsleden AB	302,403	2,289,151

Loomis AB Class B	82,983	1,691,873

Mycronic AB(a)	84,922	1,037,986

NCC AB Class B	161,136	2,119,162

NetEnt AB*	585,512	1,462,642

Nobia AB	449,931	1,605,777

Nobina AB(b)	239,120	1,305,691

Nolato AB Class B	28,839	1,308,098

Peab AB Class B	534,180	3,863,056

Platzer Fastigheter Holding AB Class B	115,765	826,083

Ratos AB Class B	256,222	535,321

Resurs Holding AB(b)	568,904	1,959,184

Rottneros AB(a)	297,572	272,713

Samhallsbyggnadsbolaget i Norden AB	1,271,495	2,438,346

Scandi Standard AB	72,929	442,387

Scandic Hotels Group AB(b)	227,261	684,464

SkiStar AB	118,788	914,796

Thule Group AB(b)	113,048	1,971,668

Wihlborgs Fastigheter AB	179,809	2,509,925

Total Sweden		56,394,661

Switzerland – 2.2%

Allreal Holding AG Registered Shares*	21,958	4,062,304

Bobst Group S.A. Registered Shares(a)	18,920	858,835

Cembra Money Bank AG	48,627	4,483,002

Daetwyler Holding AG Bearer Shares	12,050	1,937,864

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2020

Investments	Shares	Value

EFG International AG*	530,764	$3,028,078

Galenica AG(b)	59,040	4,027,327

Huber + Suhner AG Registered Shares	19,210	1,203,169

Implenia AG Registered Shares(a)	13,730	485,314

Landis+Gyr Group AG*	30,171	2,076,780

Mobilezone Holding AG Registered Shares*	122,807	1,063,638

Swissquote Group Holding S.A. Registered Shares	14,303	828,570

Valiant Holding AG Registered Shares	23,111	1,853,562

Total Switzerland		25,908,443

United Kingdom – 14.4%

A.G. Barr PLC	99,757	596,204

Aggreko PLC	327,123	1,976,973

Arrow Global Group PLC	397,184	526,963

Ascential PLC(b)	291,135	890,930

Bakkavor Group PLC(b)	782,216	1,018,404

Balfour Beatty PLC	704,312	1,891,593

Biffa PLC(b)	306,618	683,584

Big Yellow Group PLC	196,169	2,442,127

Bodycote PLC	390,662	2,734,446

Brewin Dolphin Holdings PLC	685,749	1,862,145

Card Factory PLC	1,021,002	415,752

Central Asia Metals PLC	524,594	1,016,035

Chesnara PLC	310,458	1,120,212

Clarkson PLC	36,606	1,048,500

Close Brothers Group PLC	268,878	3,774,035

CMC Markets PLC(b)	914,500	2,041,082

Coats Group PLC	1,074,634	566,043

Computacenter PLC	106,299	1,884,818

Concentric AB	60,865	595,276

Cranswick PLC	42,868	1,965,642

Daily Mail & General Trust PLC Class A Non-Voting Shares(a)	340,106	2,876,093

Dart Group PLC	69,714	476,295

Devro PLC	340,453	672,054

Diploma PLC	99,324	1,987,751

DiscoverIE Group PLC	105,798	644,115

Diversified Gas & Oil PLC	1,609,782	1,756,524

Dixons Carphone PLC	3,460,916	3,350,697

Domino’s Pizza Group PLC	794,257	2,796,943

Drax Group PLC	737,709	1,405,928

EMIS Group PLC	71,070	916,482

Empiric Student Property PLC	1,617,614	1,325,808

Equiniti Group PLC(b)	344,287	755,611

Essentra PLC	470,008	1,531,563

Euromoney Institutional Investor PLC	119,393	1,199,135

FDM Group Holdings PLC	126,381	1,158,058

Ferrexpo PLC	712,632	1,043,123

Galliford Try Holdings PLC	427,588	697,515

Games Workshop Group PLC	29,104	1,562,589

Gamma Communications PLC	29,820	369,753

Genus PLC	21,954	887,433

Go-Ahead Group PLC (The)	86,138	882,758

Halfords Group PLC	667,130	577,391

Hammerson PLC	2,414,046	2,316,213

Hastings Group Holdings PLC(b)	1,759,830	4,025,977

Hays PLC	2,996,505	4,280,276

Hill & Smith Holdings PLC	90,852	1,077,516

Hilton Food Group PLC	53,153	711,796

Hyve Group PLC	508,929	124,316

IntegraFin Holdings PLC	357,624	1,931,164

International Personal Finance PLC	574,491	542,803

iomart Group PLC(a)	198,120	663,279

James Fisher & Sons PLC	28,616	446,369

James Halstead PLC	272,820	1,644,056

John Laing Group PLC(b)	572,980	2,412,745

Jupiter Fund Management PLC	1,240,817	3,077,103

Keller Group PLC	180,664	1,178,316

Marshalls PLC	206,218	1,497,124

Marston’s PLC	1,979,969	1,012,468

Midwich Group PLC	48,916	239,581

Moneysupermarket.com Group PLC	606,189	2,284,247

Morgan Advanced Materials PLC	617,956	1,418,300

Morgan Sindall Group PLC	98,921	1,471,885

Naked Wines PLC(a)	131,217	408,383

National Express Group PLC	703,811	1,795,997

OneSavings Bank PLC	712,348	2,215,256

Pagegroup PLC	605,343	2,733,668

Paragon Banking Group PLC	480,154	1,979,000

Pets at Home Group PLC	836,945	2,671,220

Pharos Energy PLC	554,590	82,520

Photo-Me International PLC	1,281,267	621,185

Polar Capital Holdings PLC	225,928	1,078,537

Polypipe Group PLC	278,109	1,586,270

Provident Financial PLC	224,690	604,850

PZ Cussons PLC	625,951	1,490,204

QinetiQ Group PLC	598,727	2,390,501

Rank Group PLC	844,339	1,358,926

Redde Northgate PLC	722,229	1,244,784

Redrow PLC	676,181	3,014,159

Renewi PLC	2,881,792	837,934

Royal Mail PLC	4,321,085	6,708,129

RPS Group PLC	569,840	242,355

RWS Holdings PLC	143,251	814,407

Sabre Insurance Group PLC(b)	549,338	1,975,340

Safestore Holdings PLC	227,458	1,806,444

Saga PLC	4,443,538	934,456

Savills PLC	212,897	2,177,849

Senior PLC	647,864	564,332

SIG PLC	828,283	238,887

Softcat PLC	203,661	2,618,731

Spirent Communications PLC	508,552	1,311,605

St. Modwen Properties PLC	135,421	554,960

SThree PLC	366,627	1,041,032

Superdry PLC	202,800	269,819

Synthomer PLC	460,706	1,388,144

TalkTalk Telecom Group PLC	1,010,494	1,064,391

TBC Bank Group PLC	81,921	736,440

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2020

Investments	Shares	Value

Telecom Plus PLC	109,479	$1,685,996

TI Fluid Systems PLC(b)	865,350	1,577,297

TP ICAP PLC	1,242,105	5,211,862

TT Electronics PLC	180,890	344,292

Tyman PLC	567,144	1,081,568

U & I Group PLC	334,590	330,240

Ultra Electronics Holdings PLC	91,524	2,278,783

Vesuvius PLC	464,131	1,855,410

Victrex PLC	88,981	2,173,541

Vistry Group PLC	755,368	5,394,924

Volution Group PLC	188,846	366,460

Watkin Jones PLC	544,940	1,044,630

WH Smith PLC	123,735	1,750,582

Wincanton PLC	158,901	496,514

XPS Pensions Group PLC(a)	395,558	539,519

Total United Kingdom		166,972,250
TOTAL COMMON STOCKS (Cost: $1,497,719,087)		1,147,873,506

EXCHANGE-TRADED FUNDS – 0.2%

United States – 0.2%

WisdomTree Europe SmallCap Dividend Fund(a)(c)	33,642	1,368,220

WisdomTree Japan SmallCap Dividend Fund(c)	19,107	1,110,881
TOTAL EXCHANGE-TRADED FUNDS (Cost: $2,404,597)		2,479,101

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.1%

United States – 5.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(d)
(Cost: $58,895,992)	58,895,992	58,895,992

TOTAL INVESTMENTS IN SECURITIES – 104.1% (Cost: $1,559,019,676)		1,209,248,599

Other Assets less Liabilities – (4.1)%		(47,809,263)

NET ASSETS – 100.0%		$1,161,439,336
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $558,097, which represents 0.05% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $115,316,548. The Fund also had securities on loan having a total market value of $203,954 that were sold and pending settlement. The total market value of the collateral held by the Fund was $122,560,399. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $63,664,407.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree Europe SmallCap Dividend Fund	$7,277,796	$6,653,142	$12,609,281	$(157,923)	$204,486	$1,368,220	$266,240
WisdomTree Japan SmallCap Dividend Fund	5,920,851	5,364,588	10,532,401	(28,540)	386,383	1,110,881	128,192
Total	$13,198,647	$12,017,730	$23,141,682	$(186,463)	$590,869	$2,479,101	$394,432

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	4/2/2020	2,544,487	AUD	15,500,000	SEK	$—	$(7,086)
Citibank N.A.	4/2/2020	646,000	CHF	6,654,317	SEK	—	(3,965)
Deutsche Bank AG	4/2/2020	1,550,000	NOK	1,010,299	DKK	—	(951)
Goldman Sachs	4/1/2020	617,769	EUR	550,000	GBP	—	(4,125)
JP Morgan Chase Bank N.A.	4/2/2020	2,800,000	EUR	2,481,304	GBP	—	(4,392)
JP Morgan Chase Bank N.A.	4/2/2020	390,000	USD	314,217	GBP	387	—
Morgan Stanley & Co. International	4/2/2020	1,000,000	AUD	493,664	GBP	—	(68)
Societe Generale	4/2/2020	450,000,000	JPY	3,362,676	GBP	—	(1,147)
Standard Chartered Bank	4/1/2020	603,216	AUD	300,000	GBP	—	(2,787)
Standard Chartered Bank	4/2/2020	355,000	SGD	1,693,126	DKK	364	—
State Street Bank and Trust	4/1/2020	148,719	CHF	125,000	GBP	—	(1,287)
State Street Bank and Trust	4/1/2020	254,125,296	JPY	18,264,000	HKD	—	(2,379)
State Street Bank and Trust	4/2/2020	8,420,000	HKD	7,363,744	DKK	3,549	—
						$4,300	$(28,187)

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2020

Investments	Shares	Value

COMMON STOCKS – 97.5%

Japan – 97.5%

Air Freight & Logistics – 0.3%

Kintetsu World Express, Inc.	20,000	$294,011

Konoike Transport Co., Ltd.	17,100	183,426

Maruwa Unyu Kikan Co., Ltd.(a)	6,300	142,685

SBS Holdings, Inc.	9,600	155,532

Total Air Freight & Logistics		775,654

Auto Components – 6.1%

Aisan Industry Co., Ltd.	41,300	193,196

Daido Metal Co., Ltd.	30,300	151,002

Daikyonishikawa Corp.(a)	36,000	164,735

Eagle Industry Co., Ltd.	35,900	225,466

Exedy Corp.	28,025	415,099

FCC Co., Ltd.	16,200	236,949

Futaba Industrial Co., Ltd.	17,900	75,775

G-Tekt Corp.	15,600	159,678

H-One Co., Ltd.	4,500	20,759

Ichikoh Industries Ltd.	12,200	54,358

Kasai Kogyo Co., Ltd.(a)	27,700	135,479

Keihin Corp.	28,021	655,394

Musashi Seimitsu Industry Co., Ltd.	26,700	206,269

NHK Spring Co., Ltd.	100,100	656,485

Nifco, Inc.	32,972	592,522

Nihon Tokushu Toryo Co., Ltd.	8,100	59,350

Nippon Piston Ring Co., Ltd.(a)	7,500	78,505

Nissin Kogyo Co., Ltd.	32,300	659,434

NOK Corp.	75,800	837,658

Pacific Industrial Co., Ltd.	20,100	175,203

Piolax, Inc.	12,100	170,255

Press Kogyo Co., Ltd.	43,900	98,409

Sanoh Industrial Co., Ltd.(a)	29,700	188,178

Shoei Co., Ltd.(a)	8,200	172,348

Showa Corp.	28,000	584,095

Sumitomo Riko Co., Ltd.	28,100	152,272

Sumitomo Rubber Industries Ltd.	167,800	1,583,884

T. RAD Co., Ltd.	7,600	87,436

Tachi-S Co., Ltd.	12,100	109,842

Taiho Kogyo Co., Ltd.	24,400	121,599

Tokai Rika Co., Ltd.	44,058	549,322

Topre Corp.	25,000	277,894

Toyo Tire Corp.(a)	51,000	585,800

Toyoda Gosei Co., Ltd.	51,900	891,321

Toyota Boshoku Corp.	100,100	1,193,355

TPR Co., Ltd.(a)	15,200	162,201

TS Tech Co., Ltd.	27,700	656,353

Unipres Corp.	20,903	186,656

Yokohama Rubber Co., Ltd. (The)	65,900	819,820

Yorozu Corp.	13,900	135,968

Total Auto Components		14,480,324

Automobiles – 0.1%

Nissan Shatai Co., Ltd.	27,700	240,936

Banks – 7.9%

77 Bank Ltd. (The)	28,100	364,151

Aomori Bank Ltd. (The)	8,262	200,207

Aozora Bank Ltd.(a)	94,500	1,805,002

Awa Bank Ltd. (The)	12,075	255,247

Bank of Kyoto Ltd. (The)(a)	14,000	446,112

Bank of Nagoya Ltd. (The)	8,069	195,381

Bank of Okinawa Ltd. (The)	8,080	236,139

Bank of the Ryukyus Ltd.	20,908	205,294

Chugoku Bank Ltd. (The)	51,300	457,616

Daishi Hokuetsu Financial Group, Inc.	14,555	318,591

Ehime Bank Ltd. (The)	12,099	131,463

FIDEA Holdings Co., Ltd.	216,300	204,369

Fukui Bank Ltd. (The)(a)	9,648	135,486

Gunma Bank Ltd. (The)	192,900	586,089

Hachijuni Bank Ltd. (The)	188,500	682,724

Hiroshima Bank Ltd. (The)	159,400	665,920

Hokkoku Bank Ltd. (The)	9,162	286,008

Hokuhoku Financial Group, Inc.	63,700	571,179

Hyakugo Bank Ltd. (The)	103,400	289,258

Hyakujushi Bank Ltd. (The)	20,100	365,116

Iyo Bank Ltd. (The)	88,600	448,930

Jimoto Holdings, Inc.	141,100	118,939

Juroku Bank Ltd. (The)	13,400	233,977

Kansai Mirai Financial Group, Inc.	84,000	302,682

Keiyo Bank Ltd. (The)	72,242	357,345

Kiyo Bank Ltd. (The)	19,990	295,531

Kyushu Financial Group, Inc.	171,400	655,720

Mebuki Financial Group, Inc.	637,900	1,299,968

Michinoku Bank Ltd. (The)	12,100	133,716

Musashino Bank Ltd. (The)	11,800	150,403

Nanto Bank Ltd. (The)	12,100	249,947

Nishi-Nippon Financial Holdings, Inc.	64,200	362,762

North Pacific Bank Ltd.	203,915	385,333

Ogaki Kyoritsu Bank Ltd. (The)	18,342	369,541

San ju San Financial Group, Inc.	13,800	190,724

San-In Godo Bank Ltd. (The)	76,100	385,593

Senshu Ikeda Holdings, Inc.	275,940	416,639

Seven Bank Ltd.	623,800	1,612,155

Shiga Bank Ltd. (The)(a)	14,384	342,162

Shikoku Bank Ltd. (The)	23,000	181,733

Tochigi Bank Ltd. (The)	67,943	97,551

Toho Bank Ltd. (The)	141,100	352,897

Tokyo Kiraboshi Financial Group, Inc.	17,500	184,961

TOMONY Holdings, Inc.	47,177	156,885

Towa Bank Ltd. (The)	36,000	209,754

Yamagata Bank Ltd. (The)	12,200	151,320

Yamaguchi Financial Group, Inc.	105,900	600,350

Yamanashi Chuo Bank Ltd. (The)	1,600	10,908

Total Banks		18,659,778

Beverages – 0.3%

Sapporo Holdings Ltd.	20,098	371,037

Takara Holdings, Inc.(a)	43,911	329,470

Total Beverages		700,507

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2020

Investments	Shares	Value

Biotechnology – 0.0%

Takara Bio, Inc.(a)	4,100	$84,731

Building Products – 1.9%

Aica Kogyo Co., Ltd.	20,015	573,817

Bunka Shutter Co., Ltd.	22,800	165,791

Central Glass Co., Ltd.	15,686	273,457

Eidai Co., Ltd.	37,500	95,873

Maeda Kosen Co., Ltd.	4,100	77,819

Nichias Corp.	28,013	525,203

Nichiha Corp.	10,400	197,297

Nihon Flush Co., Ltd.	8,200	72,160

Nippon Sheet Glass Co., Ltd.(a)	51,900	160,092

Nitto Boseki Co., Ltd.(a)	8,399	371,500

Noritz Corp.	18,000	196,248

Okabe Co., Ltd.	20,100	134,614

Sanwa Holdings Corp.	74,166	579,835

Shin Nippon Air Technologies Co., Ltd.(a)	14,300	286,517

Sinko Industries Ltd.	12,100	156,469

Takara Standard Co., Ltd.	20,031	307,641

Takasago Thermal Engineering Co., Ltd.	27,972	430,378

Total Building Products		4,604,711

Capital Markets – 1.7%

GCA Corp.	30,900	161,148

GMO Financial Holdings, Inc.	76,100	321,445

Ichiyoshi Securities Co., Ltd.	23,088	95,385

IwaiCosmo Holdings, Inc.(a)	27,700	241,450

Kyokuto Securities Co., Ltd.	3,000	16,173

Marusan Securities Co., Ltd.	30,400	127,564

Matsui Securities Co., Ltd.(a)	280,900	2,063,394

Monex Group, Inc.(a)	59,394	94,080

Morningstar Japan K.K.	24,944	80,409

Okasan Securities Group, Inc.	115,500	365,902

Sparx Group Co., Ltd.	124,000	190,672

Tokai Tokyo Financial Holdings, Inc.	167,900	382,598

Total Capital Markets		4,140,220

Chemicals – 8.9%

Achilles Corp.	3,800	61,705

ADEKA Corp.	41,225	515,909

Air Water, Inc.	60,300	830,029

Arakawa Chemical Industries Ltd.	2,300	25,630

Asahi Yukizai Corp.(a)	12,100	156,357

C.I. Takiron Corp.	46,900	260,230

Chugoku Marine Paints Ltd.	35,900	292,308

Daicel Corp.(a)	148,000	1,081,673

Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	9,242	201,953

Denka Co., Ltd.	45,500	959,692

DIC Corp.	52,500	1,163,749

DKS Co., Ltd.(a)	2,900	100,736

Fujimi, Inc.(a)	14,800	368,509

Fujimori Kogyo Co., Ltd.	3,400	92,122

Fuso Chemical Co., Ltd.(a)	12,100	340,174

Harima Chemicals Group, Inc.(a)	12,100	125,870

JCU Corp.	11,300	235,829

JSP Corp.(a)	11,823	153,106

Kaneka Corp.	24,000	575,795

KH Neochem Co., Ltd.(a)	10,600	149,346

Koatsu Gas Kogyo Co., Ltd.	11,800	78,918

Konishi Co., Ltd.	11,800	156,524

Kumiai Chemical Industry Co., Ltd.(a)	31,624	245,188

Kureha Corp.	6,264	255,597

Lintec Corp.	35,665	751,259

Mitsubishi Gas Chemical Co., Inc.	159,100	1,733,144

Moriroku Holdings Co., Ltd.(a)	12,100	167,789

Nihon Nohyaku Co., Ltd.(a)	52,000	201,343

Nihon Parkerizing Co., Ltd.	35,900	372,452

Nippon Chemical Industrial Co., Ltd.(a)	4,700	96,651

Nippon Kayaku Co., Ltd.	58,400	538,261

Nippon Pillar Packing Co., Ltd.	10,800	125,852

Nippon Shokubai Co., Ltd.(a)	13,100	600,667

Nippon Soda Co., Ltd.	10,718	267,764

NOF Corp.	22,500	714,881

Okamoto Industries, Inc.	6,587	236,743

Osaka Organic Chemical Industry Ltd.(a)	2,600	36,174

Osaka Soda Co., Ltd.(a)	11,800	281,351

Riken Technos Corp.	33,200	118,401

Sakai Chemical Industry Co., Ltd.	3,800	63,254

Sakata INX Corp.	27,700	233,239

Sanyo Chemical Industries Ltd.	6,435	235,750

Sekisui Plastics Co., Ltd.	28,000	145,246

Shikoku Chemicals Corp.	20,000	183,966

Stella Chemifa Corp.(a)	4,100	92,099

Sumitomo Bakelite Co., Ltd.	11,818	251,237

Sumitomo Seika Chemicals Co., Ltd.	3,300	81,251

T Hasegawa Co., Ltd.	12,100	228,315

Taiyo Holdings Co., Ltd.	11,791	444,531

Takasago International Corp.	4,100	76,603

Tayca Corp.(a)	4,100	54,576

Toagosei Co., Ltd.	43,900	382,252

Tokai Carbon Co., Ltd.(a)	65,900	544,512

Tokuyama Corp.	19,600	379,818

Tokyo Ohka Kogyo Co., Ltd.	17,900	687,282

Toyo Ink SC Holdings Co., Ltd.	29,602	560,753

Toyobo Co., Ltd.	35,953	380,661

Ube Industries Ltd.	51,893	796,505

Valqua Ltd.	12,137	196,746

Zeon Corp.	44,100	332,522

Total Chemicals		21,020,799

Commercial Services & Supplies – 1.7%

Aeon Delight Co., Ltd.	12,100	370,437

Bell System24 Holdings, Inc.	20,100	209,835

Central Security Patrols Co., Ltd.	2,200	79,478

Daiseki Co., Ltd.	8,407	179,113

Itoki Corp.	17,500	51,711

Kokuyo Co., Ltd.	28,003	392,205

Mitsubishi Pencil Co., Ltd.	11,800	155,322

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2020

Investments	Shares	Value

NAC Co., Ltd.(a)	12,900	$94,161

Nichiban Co., Ltd.	4,100	56,816

Nippon Kanzai Co., Ltd.	14,300	234,326

Nippon Parking Development Co., Ltd.	139,700	174,698

Okamura Corp.	27,676	221,757

Park24 Co., Ltd.	51,900	764,883

Pilot Corp.	3,800	126,543

Prestige International, Inc.	11,800	90,614

Relia, Inc.	23,500	227,479

Sato Holdings Corp.	11,738	230,726

Toppan Forms Co., Ltd.	35,900	320,242

Uchida Yoko Co., Ltd.	2,800	91,427

Total Commercial Services & Supplies		4,071,773

Communications Equipment – 0.1%

Uniden Holdings Corp.	7,500	126,580

Construction & Engineering – 5.4%

Asanuma Corp.	4,100	143,370

Daiho Corp.	4,100	85,984

Hazama Ando Corp.	92,100	587,809

Kandenko Co., Ltd.	60,038	478,836

Kumagai Gumi Co., Ltd.	17,300	400,790

Kyowa Exeo Corp.	35,666	794,890

Kyudenko Corp.(a)	25,890	701,000

Maeda Corp.(a)	46,987	346,891

Maeda Road Construction Co., Ltd.(a)	36,394	681,323

Meisei Industrial Co., Ltd.	35,900	244,089

Mirait Holdings Corp.(a)	28,000	349,368

Nippo Corp.	28,058	618,573

Nippon Densetsu Kogyo Co., Ltd.	12,100	236,160

Nippon Koei Co., Ltd.(a)	4,200	114,303

Nishimatsu Construction Co., Ltd.	29,807	571,815

Nittoc Construction Co., Ltd.	36,000	246,103

Okumura Corp.	20,070	417,927

OSJB Holdings Corp.	44,700	98,961

Penta-Ocean Construction Co., Ltd.	115,993	611,366

PS Mitsubishi Construction Co., Ltd.	43,000	204,335

Raito Kogyo Co., Ltd.	20,000	227,317

Raiznext Corp.	25,400	288,222

Sanki Engineering Co., Ltd.	23,700	265,858

Seikitokyu Kogyo Co., Ltd.	21,100	159,489

Shinnihon Corp.	12,100	92,469

SHO-BOND Holdings Co., Ltd.(a)	11,800	472,197

Sumitomo Densetsu Co., Ltd.	13,800	284,168

Sumitomo Mitsui Construction Co., Ltd.	71,660	316,630

Taihei Dengyo Kaisha Ltd.	11,500	247,033

Taikisha Ltd.	12,065	349,807

Tekken Corp.	9,700	210,973

Toa Corp.	4,100	54,841

Toda Corp.(a)	124,049	722,772

Tokyo Energy & Systems, Inc.	10,400	79,189

Tokyu Construction Co., Ltd.	48,400	255,103

Totetsu Kogyo Co., Ltd.(a)	12,079	326,381

Toyo Construction Co., Ltd.	28,000	113,603

Yokogawa Bridge Holdings Corp.	10,700	195,059

Yurtec Corp.	24,600	140,142

Total Construction & Engineering		12,735,146

Construction Materials – 0.3%

Asia Pile Holdings Corp.(a)	13,000	48,409

Krosaki Harima Corp.	6,600	249,743

Shinagawa Refractories Co., Ltd.(a)	7,200	147,728

Sumitomo Osaka Cement Co., Ltd.	12,040	361,351

Total Construction Materials		807,231

Consumer Finance – 0.8%

Credit Saison Co., Ltd.	91,900	1,069,209

J Trust Co., Ltd.(a)	20,100	41,892

Jaccs Co., Ltd.	20,100	341,470

Orient Corp.(a)	426,600	478,149

Total Consumer Finance		1,930,720

Containers & Packaging – 0.5%

FP Corp.	7,000	464,916

Fuji Seal International, Inc.	5,910	104,673

Pack Corp. (The)	4,100	137,483

Rengo Co., Ltd.	56,800	443,014

Total Containers & Packaging		1,150,086

Distributors – 0.2%

Arata Corp.(a)	5,200	222,778

Doshisha Co., Ltd.	15,500	183,780

Happinet Corp.	16,700	169,545

Total Distributors		576,103

Diversified Consumer Services – 0.4%

Benesse Holdings, Inc.	21,700	552,978

Meiko Network Japan Co., Ltd.	12,086	85,309

Riso Kyoiku Co., Ltd.(a)	51,900	137,496

Sprix Ltd.	3,200	19,000

Studio Alice Co., Ltd.	9,660	132,075

Tokyo Individualized Educational Institute, Inc.	24,700	104,104

Total Diversified Consumer Services		1,030,962

Diversified Financial Services – 0.9%

eGuarantee, Inc.(a)	4,100	60,044

Financial Products Group Co., Ltd.	67,400	340,887

Fuyo General Lease Co., Ltd.	13,300	675,133

Japan Securities Finance Co., Ltd.	58,000	264,870

Mizuho Leasing Co., Ltd.	20,100	392,300

NEC Capital Solutions Ltd.	12,100	206,234

Ricoh Leasing Co., Ltd.	9,600	252,816

Total Diversified Financial Services		2,192,284

Diversified Telecommunication Services – 0.3%

ARTERIA Networks Corp.	13,800	234,442

Internet Initiative Japan, Inc.	10,700	351,364

Total Diversified Telecommunication Services		585,806

Electric Utilities – 0.6%

Hokkaido Electric Power Co., Inc.	52,000	225,427

Okinawa Electric Power Co., Inc. (The)	24,925	457,149

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2020

Investments	Shares	Value

Shikoku Electric Power Co., Inc.	87,900	$695,351

Total Electric Utilities		1,377,927

Electrical Equipment – 1.5%

Daihen Corp.	10,800	290,721

Denyo Co., Ltd.	12,100	215,761

Fujikura Ltd.(a)	98,515	285,630

Furukawa Electric Co., Ltd.	21,700	394,984

GS Yuasa Corp.	22,300	300,349

Helios Techno Holding Co., Ltd.	1,900	5,562

Idec Corp.	10,336	131,169

Mabuchi Motor Co., Ltd.	27,700	826,215

Nippon Carbon Co., Ltd.(a)	3,800	113,167

Nissin Electric Co., Ltd.	35,665	305,922

Nitto Kogyo Corp.	12,100	193,793

Sanyo Denki Co., Ltd.	4,100	165,398

SEC Carbon Ltd.(a)	2,100	120,800

Sinfonia Technology Co., Ltd.	12,100	107,600

Tatsuta Electric Wire and Cable Co., Ltd.	35,900	152,971

Toyo Tanso Co., Ltd.	4,100	53,132

Total Electrical Equipment		3,663,174

Electronic Equipment, Instruments & Components – 5.1%

Ai Holdings Corp.	19,300	238,311

Amano Corp.	28,035	619,884

Anritsu Corp.(a)	26,200	486,844

Canon Electronics, Inc.	28,000	413,691

Citizen Watch Co., Ltd.(a)	146,800	522,173

CMK Corp.	20,100	82,854

CONEXIO Corp.	19,500	244,755

Daitron Co., Ltd.	7,400	101,861

Daiwabo Holdings Co., Ltd.	10,239	492,246

Dexerials Corp.	35,900	232,117

Elematec Corp.	22,154	157,810

Enplas Corp.	3,800	74,624

ESPEC Corp.	12,100	184,041

FTGroup Co., Ltd.(a)	12,100	117,912

Furuno Electric Co., Ltd.	8,600	67,156

Hakuto Co., Ltd.	15,534	139,145

Hioki EE Corp.(a)	4,100	116,785

Hochiki Corp.	7,500	94,901

Horiba Ltd.	14,900	742,550

Ibiden Co., Ltd.	35,900	788,466

Iriso Electronics Co., Ltd.(a)	4,100	121,152

Japan Aviation Electronics Industry Ltd.	27,700	333,821

Japan Cash Machine Co., Ltd.(a)	7,800	39,088

Kaga Electronics Co., Ltd.	20,100	316,893

Koa Corp.(a)	12,447	102,846

Kyosan Electric Manufacturing Co., Ltd.(a)	38,800	167,485

Macnica Fuji Electronics Holdings, Inc.	28,400	352,780

Meiko Electronics Co., Ltd.(a)	8,000	99,152

Nippon Electric Glass Co., Ltd.	50,700	680,039

Nippon Signal Co., Ltd.	20,400	199,361

Nissha Co., Ltd.	20,100	133,683

Nohmi Bosai Ltd.	12,091	224,225

Ohara, Inc.(a)	6,700	54,119

Oki Electric Industry Co., Ltd.	43,900	412,344

Optex Group Co., Ltd.	12,100	112,084

Osaki Electric Co., Ltd.	30,200	149,384

Restar Holdings Corp.(a)	20,800	291,707

Riken Keiki Co., Ltd.	4,900	92,685

Ryoden Corp.	12,061	144,904

Ryosan Co., Ltd.	20,100	444,805

Sanshin Electronics Co., Ltd.	15,500	200,292

Satori Electric Co., Ltd.(a)	14,200	116,673

Siix Corp.(a)	12,700	102,113

Sumida Corp.(a)	8,700	53,350

Tachibana Eletech Co., Ltd.(a)	17,900	240,093

Taiyo Yuden Co., Ltd.(a)	19,500	516,785

Tamura Corp.	20,100	73,731

Tokyo Electron Device Ltd.	1,800	37,532

Topcon Corp.	27,200	202,069

V Technology Co., Ltd.	3,800	110,176

Total Electronic Equipment, Instruments & Components		12,043,497

Energy Equipment & Services – 0.1%

Modec, Inc.	12,204	147,753

Toyo Kanetsu K.K.	7,400	134,009

Total Energy Equipment & Services		281,762

Entertainment – 1.6%

Akatsuki, Inc.(a)	1,600	53,578

Amuse, Inc.(a)	4,100	86,364

Avex, Inc.	26,899	212,042

Capcom Co., Ltd.	28,026	880,072

Daiichikosho Co., Ltd.	16,900	451,011

GungHo Online Entertainment, Inc.	11,749	164,555

Koei Tecmo Holdings Co., Ltd.	45,400	1,171,219

Marvelous, Inc.	27,700	137,018

Toei Animation Co., Ltd.(a)	7,400	346,163

Toei Co., Ltd.(a)	1,431	179,745

Total Entertainment		3,681,767

Food & Staples Retailing – 3.3%

Ain Holdings, Inc.	4,100	241,165

Arcs Co., Ltd.	20,094	362,587

Axial Retailing, Inc.	5,000	184,336

Cawachi Ltd.	11,000	241,693

Cocokara fine, Inc.	3,600	187,078

Cosmos Pharmaceutical Corp.	1,400	334,325

Create SD Holdings Co., Ltd.	12,100	303,299

Heiwado Co., Ltd.	16,263	286,830

JM Holdings Co., Ltd.	5,600	114,381

Kato Sangyo Co., Ltd.	9,916	312,760

Kobe Bussan Co., Ltd.(a)	12,100	477,477

Kusuri no Aoki Holdings Co., Ltd.	2,300	191,320

Life Corp.	12,100	334,346

Mitsubishi Shokuhin Co., Ltd.	13,700	352,668

Nihon Chouzai Co., Ltd.	8,200	125,710

Okuwa Co., Ltd.	20,000	321,615

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2020

Investments	Shares	Value

Qol Holdings Co., Ltd.	10,400	$127,646

San-A Co., Ltd.	4,100	171,094

Shoei Foods Corp.	4,100	150,396

Sugi Holdings Co., Ltd.	12,100	646,723

Sundrug Co., Ltd.	36,000	1,153,814

United Super Markets Holdings, Inc.(a)	29,300	260,824

Valor Holdings Co., Ltd.	16,191	288,410

Yaoko Co., Ltd.	6,300	389,246

Yokohama Reito Co., Ltd.	22,100	189,157

Total Food & Staples Retailing		7,748,900

Food Products – 2.9%

Ariake Japan Co., Ltd.	4,828	305,006

Chubu Shiryo Co., Ltd.	9,400	125,821

Feed One Co., Ltd.	83,900	117,353

Fuji Oil Holdings, Inc.	19,500	471,085

Fujicco Co., Ltd.	12,100	218,227

Hokuto Corp.	16,391	286,203

Itoham Yonekyu Holdings, Inc.	102,300	603,632

Kagome Co., Ltd.	20,000	519,661

Kameda Seika Co., Ltd.	4,100	187,805

Kotobuki Spirits Co., Ltd.	4,200	189,273

Marudai Food Co., Ltd.(a)	9,000	162,985

Maruha Nichiro Corp.	7,632	159,632

Megmilk Snow Brand Co., Ltd.	12,800	291,203

Mitsui Sugar Co., Ltd.	12,098	232,759

Morinaga & Co., Ltd.	9,687	396,615

Morinaga Milk Industry Co., Ltd.	9,182	355,526

Nippon Flour Mills Co., Ltd.	20,083	313,835

Nippon Suisan Kaisha Ltd.	51,900	229,801

Nisshin Oillio Group Ltd. (The)	12,100	409,106

Prima Meat Packers Ltd.	20,100	456,721

S Foods, Inc.	5,800	120,132

Sakata Seed Corp.	6,300	191,413

Showa Sangyo Co., Ltd.(a)	11,800	350,868

Warabeya Nichiyo Holdings Co., Ltd.	8,000	129,906

Total Food Products		6,824,568

Gas Utilities – 0.4%

Nippon Gas Co., Ltd.	15,800	523,227

Saibu Gas Co., Ltd.	13,600	328,930

Shizuoka Gas Co., Ltd.	19,292	156,902

Total Gas Utilities		1,009,059

Health Care Equipment & Supplies – 1.3%

Eiken Chemical Co., Ltd.	12,070	220,369

Hogy Medical Co., Ltd.	6,100	190,139

Jeol Ltd.	5,900	144,118

Mani, Inc.	12,100	296,910

Menicon Co., Ltd.	4,100	183,248

Nagaileben Co., Ltd.	12,026	295,540

Nakanishi, Inc.	20,100	267,181

Nihon Kohden Corp.	12,100	455,060

Nipro Corp.	47,500	559,238

Paramount Bed Holdings Co., Ltd.	11,321	469,283

Total Health Care Equipment & Supplies		3,081,086

Health Care Providers & Services – 1.4%

As One Corp.(a)	4,100	361,558

BML, Inc.	8,000	215,349

Japan Lifeline Co., Ltd.(a)	17,100	215,740

Miraca Holdings, Inc.(a)	36,900	778,641

NichiiGakkan Co., Ltd.	21,500	205,929

Ship Healthcare Holdings, Inc.	12,307	504,455

Solasto Corp.(a)	27,700	257,615

Toho Holdings Co., Ltd.	11,800	247,794

Tokai Corp.	4,800	130,588

Tsukui Corp.	16,600	63,506

Vital KSK Holdings, Inc.(a)	20,200	205,265

WIN-Partners Co., Ltd.	15,300	138,891

Total Health Care Providers & Services		3,325,331

Health Care Technology – 0.0%

EM Systems Co., Ltd.	11,800	98,593

Hotels, Restaurants & Leisure – 1.8%

Aeon Fantasy Co., Ltd.(a)	4,700	63,389

Create Restaurants Holdings, Inc.(a)	23,800	139,112

Doutor Nichires Holdings Co., Ltd.	12,053	182,992

Fuji Kyuko Co., Ltd.(a)	3,801	98,128

Hiday Hidaka Corp.	12,098	170,451

HIS Co., Ltd.(a)	6,300	82,459

Ichibanya Co., Ltd.	8,136	337,257

KOMEDA Holdings Co., Ltd.	15,800	243,246

Koshidaka Holdings Co., Ltd.	9,500	32,296

Kura Sushi, Inc.	4,300	160,521

Kyoritsu Maintenance Co., Ltd.	4,100	90,541

MOS Food Services, Inc.(a)	7,600	176,422

Ohsho Food Service Corp.	5,000	267,704

Plenus Co., Ltd.(a)	19,768	337,661

Renaissance, Inc.	3,800	35,446

Resorttrust, Inc.	35,908	351,247

Round One Corp.	16,637	86,610

Royal Holdings Co., Ltd.(a)	4,600	74,952

Saizeriya Co., Ltd.	4,100	77,818

SFP Holdings Co., Ltd.(a)	4,100	52,563

St. Marc Holdings Co., Ltd.	11,800	189,316

Sushiro Global Holdings Ltd.	16,400	241,697

Tokyo Dome Corp.	27,700	185,770

Tokyotokeiba Co., Ltd.	5,642	146,074

Tosho Co., Ltd.	2,800	25,755

Yoshinoya Holdings Co., Ltd.(a)	7,700	148,429

Zensho Holdings Co., Ltd.(a)	14,800	282,551

Total Hotels, Restaurants & Leisure		4,280,407

Household Durables – 4.2%

Casio Computer Co., Ltd.	120,000	1,686,258

Cleanup Corp.	27,700	137,275

ES-Con Japan Ltd.	44,100	243,468

FJ Next Co., Ltd.(a)	16,200	122,751

France Bed Holdings Co., Ltd.(a)	3,600	30,446

Fujitsu General Ltd.	24,600	445,035

Haseko Corp.	289,400	3,101,624

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2020

Investments	Shares	Value

Hinokiya Group Co., Ltd.(a)	9,100	$123,576

Hoosiers Holdings(a)	38,000	210,143

JVCKenwood Corp.	51,900	93,747

Ki-Star Real Estate Co., Ltd.(a)	12,100	126,318

Nihon House Holdings Co., Ltd.	43,900	119,149

Pressance Corp.(a)	20,100	177,438

Sanei Architecture Planning Co., Ltd.(a)	12,100	133,268

Sangetsu Corp.	23,400	347,895

Space Value Holdings Co., Ltd.	42,300	146,153

Starts Corp., Inc.	20,000	371,451

Sumitomo Forestry Co., Ltd.	76,600	982,733

Tama Home Co., Ltd.	18,900	213,764

Tamron Co., Ltd.	12,066	202,637

Toa Corp.	12,052	89,869

Token Corp.	5,900	436,673

Zojirushi Corp.(a)	25,300	347,083

Total Household Durables		9,888,754

Household Products – 0.2%

Earth Corp.	6,500	345,005

ST Corp.	3,400	50,423

Total Household Products		395,428

Independent Power & Renewable Electricity Producers – 0.1%

eRex Co., Ltd.	5,100	58,155

West Holdings Corp.(a)	13,390	173,894

Total Independent Power & Renewable Electricity Producers		232,049

Industrial Conglomerates – 0.5%

Mie Kotsu Group Holdings, Inc.(a)	27,700	130,603

Nisshinbo Holdings, Inc.	78,600	524,947

TOKAI Holdings Corp.	53,000	460,016

Total Industrial Conglomerates		1,115,566

Interactive Media & Services – 0.5%

Dip Corp.	22,400	360,625

LIFULL Co., Ltd.(a)	11,200	31,539

Mixi, Inc.	54,800	796,454

MTI Ltd.	19,200	97,107

Total Interactive Media & Services		1,285,725

Internet & Direct Marketing Retail – 0.2%

ASKUL Corp.	9,465	280,561

Belluna Co., Ltd.	26,384	117,556

Total Internet & Direct Marketing Retail		398,117

IT Services – 1.9%

Comture Corp.(a)	4,600	93,743

Digital Garage, Inc.	4,100	131,217

DTS Corp.	13,582	236,526

Future Corp.	12,100	156,581

GMO Internet, Inc.	25,372	426,803

Ines Corp.	7,300	91,558

Infocom Corp.	7,700	175,961

Information Services International-Dentsu Ltd.	8,700	316,312

Itfor, Inc.	8,100	42,468

JBCC Holdings, Inc.	7,300	113,265

Kanematsu Electronics Ltd.	12,100	381,085

LAC Co., Ltd.	4,100	28,522

Mitsubishi Research Institute, Inc.	3,800	115,807

NEC Networks & System Integration Corp.	19,979	814,299

NET One Systems Co., Ltd.(a)	15,758	328,137

NS Solutions Corp.	20,080	489,561

NSD Co., Ltd.	24,200	322,801

TDC Soft, Inc.(a)	7,600	55,968

TechMatrix Corp.	4,100	83,895

Transcosmos, Inc.	9,900	175,523

Total IT Services		4,580,032

Leisure Products – 0.6%

Furyu Corp.	13,100	99,990

GLOBERIDE, Inc.	4,100	71,058

Heiwa Corp.(a)	50,000	936,038

Mizuno Corp.	4,823	83,589

Tomy Co., Ltd.	25,800	182,109

Total Leisure Products		1,372,784

Life Sciences Tools & Services – 0.0%

EPS Holdings, Inc.	7,300	76,344

Machinery – 6.3%

Aichi Corp.(a)	27,700	175,763

Aida Engineering Ltd.	35,900	229,789

Anest Iwata Corp.	11,500	106,100

Asahi Diamond Industrial Co., Ltd.	15,500	66,477

Bando Chemical Industries Ltd.	20,093	117,072

CKD Corp.	21,341	292,573

DMG Mori Co., Ltd.	43,900	366,799

Ebara Corp.	24,400	464,923

Fujitec Co., Ltd.	31,961	411,817

Furukawa Co., Ltd.	21,000	206,197

Giken Ltd.(a)	4,500	147,353

Glory Ltd.	17,600	405,947

Harmonic Drive Systems, Inc.(a)	10,500	459,566

Hirata Corp.	4,300	183,424

Hitachi Zosen Corp.	75,900	244,669

Hokuetsu Industries Co., Ltd.	12,318	123,574

Hosokawa Micron Corp.	4,100	181,729

Iwaki Co., Ltd.	6,200	49,276

Japan Steel Works Ltd. (The)	28,004	339,301

Juki Corp.	16,200	82,684

Kato Works Co., Ltd.	12,300	134,673

Kito Corp.	9,400	86,812

Kitz Corp.	35,889	217,086

Kurita Water Industries Ltd.	26,700	617,819

Kyokuto Kaihatsu Kogyo Co., Ltd.	15,080	165,251

Makino Milling Machine Co., Ltd.	5,815	153,677

Max Co., Ltd.	20,100	310,004

Meidensha Corp.	12,100	181,800

METAWATER Co., Ltd.	5,800	207,651

Mitsubishi Logisnext Co., Ltd.(a)	12,800	103,628

Mitsuboshi Belting Ltd.	12,146	137,375

Morita Holdings Corp.	11,805	181,851

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2020

Investments	Shares	Value

Nabtesco Corp.	35,900	$829,702

Nachi-Fujikoshi Corp.	7,300	197,520

Nikkiso Co., Ltd.	12,100	90,339

Nippon Thompson Co., Ltd.	27,700	94,681

Nissei ASB Machine Co., Ltd.	4,100	119,253

Nissei Plastic Industrial Co., Ltd.(a)	11,400	97,680

Nitta Corp.	10,100	197,874

Nitto Kohki Co., Ltd.	7,100	112,266

Nittoku Co., Ltd.	4,400	113,306

Noritake Co., Ltd.	4,100	130,647

NTN Corp.	300,300	525,744

Obara Group, Inc.	6,679	143,535

Oiles Corp.(a)	13,000	164,735

OKUMA Corp.(a)	8,870	286,341

Organo Corp.	4,100	208,124

OSG Corp.	23,500	314,988

Pegasus Sewing Machine Manufacturing Co., Ltd.	12,800	41,854

Rheon Automatic Machinery Co., Ltd.	4,100	45,309

Ryobi Ltd.	11,800	145,047

Shibuya Corp.(a)	6,400	150,700

Shima Seiki Manufacturing Ltd.	4,400	58,243

Shinmaywa Industries Ltd.	37,285	388,893

Sodick Co., Ltd.(a)	20,000	120,050

Star Micronics Co., Ltd.	17,134	173,157

Tadano Ltd.(a)	34,900	250,221

Takeuchi Manufacturing Co., Ltd.	12,100	151,089

Takuma Co., Ltd.	15,300	170,354

THK Co., Ltd.	52,000	1,065,481

Tocalo Co., Ltd.	27,700	261,464

Torishima Pump Manufacturing Co., Ltd.	11,800	83,509

Toshiba Machine Co., Ltd.(a)	12,061	239,756

Tsubaki Nakashima Co., Ltd.	21,400	134,004

Tsubakimoto Chain Co.	12,045	274,473

Tsugami Corp.(a)	20,000	139,688

Union Tool Co.	4,800	112,625

YAMABIKO Corp.	23,000	172,998

Yushin Precision Equipment Co., Ltd.	9,300	57,977

Total Machinery		15,016,287

Marine – 0.5%

Iino Kaiun Kaisha Ltd.	59,900	172,007

Japan Transcity Corp.	12,100	52,231

Mitsui OSK Lines Ltd.	27,700	448,260

Nippon Yusen K.K.	20,000	238,247

NS United Kaiun Kaisha Ltd.	16,800	215,846

Total Marine		1,126,591

Media – 0.7%

AOI TYO Holdings, Inc.	18,300	73,230

F@N Communications, Inc.	37,900	145,695

Gakken Holdings Co., Ltd.	8,000	136,798

Intage Holdings, Inc.	11,400	84,691

SKY Perfect JSAT Holdings, Inc.	188,500	670,502

Tow Co., Ltd.(a)	24,200	60,749

Tv Tokyo Holdings Corp.(a)	5,800	129,157

ValueCommerce Co., Ltd.	4,100	67,602

Wowow, Inc.	12,100	269,001

Zenrin Co., Ltd.	7,580	74,217

Total Media		1,711,642

Metals & Mining – 1.8%

Asahi Holdings, Inc.	28,000	586,948

Daido Steel Co., Ltd.(a)	17,400	560,900

Daiki Aluminium Industry Co., Ltd.	27,100	145,096

Dowa Holdings Co., Ltd.	20,100	526,728

Godo Steel Ltd.	9,700	188,869

Hakudo Co., Ltd.(a)	12,098	144,116

Kyoei Steel Ltd.	14,114	163,032

Mitsui Mining & Smelting Co., Ltd.(a)	19,500	326,400

Nippon Light Metal Holdings Co., Ltd.	300,100	469,797

Nippon Yakin Kogyo Co., Ltd.(a)	6,410	99,931

Pacific Metals Co., Ltd.(a)	7,500	109,073

Sanyo Special Steel Co., Ltd.(a)	20,000	179,334

Toho Titanium Co., Ltd.	12,100	72,518

Tokyo Rope Manufacturing Co., Ltd.	12,100	69,156

Tokyo Steel Manufacturing Co., Ltd.	36,000	225,427

Topy Industries Ltd.	12,100	154,227

UACJ Corp.	23,063	331,776

Total Metals & Mining		4,353,328

Multiline Retail – 1.1%

H2O Retailing Corp.	39,800	291,620

Izumi Co., Ltd.	18,200	502,394

J. Front Retailing Co., Ltd.	112,300	934,143

Seria Co., Ltd.	17,900	518,156

Takashimaya Co., Ltd.	47,400	427,217

Total Multiline Retail		2,673,530

Oil, Gas & Consumable Fuels – 1.0%

Cosmo Energy Holdings Co., Ltd.	44,000	619,925

Fuji Oil Co., Ltd.	81,200	142,159

Itochu Enex Co., Ltd.	67,781	529,917

Iwatani Corp.(a)	12,133	405,726

Sala Corp.	49,100	253,334

San-Ai Oil Co., Ltd.	28,016	292,993

Total Oil, Gas & Consumable Fuels		2,244,054

Paper & Forest Products – 0.4%

Daiken Corp.	12,100	190,094

Daio Paper Corp.(a)	20,078	270,236

Hokuetsu Corp.	52,032	194,719

Nippon Paper Industries Co., Ltd.(a)	22,200	316,482

Total Paper & Forest Products		971,531

Personal Products – 0.5%

Mandom Corp.	12,906	247,588

Milbon Co., Ltd.	3,600	181,742

Noevir Holdings Co., Ltd.	14,900	761,873

Total Personal Products		1,191,203

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2020

Investments	Shares	Value

Pharmaceuticals – 1.9%

Fuji Pharma Co., Ltd.	11,400	$128,092

JCR Pharmaceuticals Co., Ltd.	2,200	191,969

Kaken Pharmaceutical Co., Ltd.	17,900	834,023

KYORIN Holdings, Inc.	35,885	730,631

Mochida Pharmaceutical Co., Ltd.	11,422	441,200

Nichi-iko Pharmaceutical Co., Ltd.	20,200	267,013

Sawai Pharmaceutical Co., Ltd.	12,124	648,006

Seikagaku Corp.	20,100	210,021

Torii Pharmaceutical Co., Ltd.	7,700	192,509

Towa Pharmaceutical Co., Ltd.	9,100	191,095

Tsumura & Co.	20,000	509,842

ZERIA Pharmaceutical Co., Ltd.(a)	12,100	234,031

Total Pharmaceuticals		4,578,432

Professional Services – 1.5%

Altech Corp.	13,560	183,136

BayCurrent Consulting, Inc.	2,700	126,553

Benefit One, Inc.(a)	25,900	338,280

BeNEXT Group, Inc.	11,600	54,908

en-japan, Inc.	9,000	168,570

FULLCAST Holdings Co., Ltd.	9,300	106,478

Funai Soken Holdings, Inc.	9,410	187,145

Gakujo Co., Ltd.	3,100	37,215

IR Japan Holdings Ltd.	2,900	155,806

JAC Recruitment Co., Ltd.	12,100	113,877

Link And Motivation, Inc.(a)	12,400	35,148

Meitec Corp.	12,100	481,960

Nisso Corp.(a)	3,500	14,168

Nomura Co., Ltd.	27,700	210,402

Outsourcing, Inc.	20,100	87,509

Quick Co., Ltd.	2,800	25,522

SMS Co., Ltd.	4,100	79,490

Space Co., Ltd.(a)	16,000	161,697

Tanseisha Co., Ltd.	20,200	136,220

TechnoPro Holdings, Inc.	8,100	380,408

UT Group Co., Ltd.*	4,800	49,354

World Holdings Co., Ltd.(a)	7,300	83,106

YAMADA Consulting Group Co., Ltd.(a)	2,000	17,655

Yumeshin Holdings Co., Ltd.(a)	39,000	205,197

Total Professional Services		3,439,804

Real Estate Management & Development – 2.6%

Daibiru Corp.	32,700	270,190

Dear Life Co., Ltd.	38,500	138,372

Goldcrest Co., Ltd.	12,300	185,033

Heiwa Real Estate Co., Ltd.	12,068	312,893

Ichigo, Inc.	149,300	345,746

Japan Property Management Center Co., Ltd.	12,500	123,315

Katitas Co., Ltd.(a)	13,200	212,144

Keihanshin Building Co., Ltd.	21,500	266,074

Kenedix, Inc.	43,200	164,068

Mugen Estate Co., Ltd.(a)	23,900	92,983

Open House Co., Ltd.	35,400	729,610

Raysum Co., Ltd.(a)	27,700	169,348

SAMTY Co., Ltd.	23,500	261,873

Shinoken Group Co., Ltd.(a)	20,100	140,572

Star Mica Holdings Co., Ltd.(a)	6,200	84,482

Sun Frontier Fudousan Co., Ltd.(a)	24,500	186,096

Takara Leben Co., Ltd.	72,100	233,087

TOC Co., Ltd.	20,100	109,293

Tokyo Tatemono Co., Ltd.	86,600	920,107

Tosei Corp.	20,100	173,342

Unizo Holdings Co., Ltd.	20,500	1,133,667

Total Real Estate Management & Development		6,252,295

Road & Rail – 1.5%

Fukuyama Transporting Co., Ltd.	11,011	394,215

Hamakyorex Co., Ltd.	4,100	99,960

Ichinen Holdings Co., Ltd.(a)	13,200	140,370

Maruzen Showa Unyu Co., Ltd.	4,900	108,435

Nankai Electric Railway Co., Ltd.	12,400	282,562

Nikkon Holdings Co., Ltd.	20,060	393,377

Nishi-Nippon Railroad Co., Ltd.(a)	12,100	297,807

Sakai Moving Service Co., Ltd.(a)	4,100	217,998

Seino Holdings Co., Ltd.	51,900	563,927

Senko Group Holdings Co., Ltd.	57,056	442,897

Sotetsu Holdings, Inc.(a)	20,100	516,301

Total Road & Rail		3,457,849

Semiconductors & Semiconductor Equipment – 1.7%

Ferrotec Holdings Corp.	21,900	112,183

Japan Material Co., Ltd.	12,100	159,047

Lasertec Corp.	11,600	543,708

Micronics Japan Co., Ltd.(a)	11,800	85,367

Mimasu Semiconductor Industry Co., Ltd.	8,427	138,089

Optorun Co., Ltd.	13,500	321,634

Sanken Electric Co., Ltd.	4,100	79,869

SCREEN Holdings Co., Ltd.(a)	15,800	585,429

Shibaura Mechatronics Corp.	4,100	90,503

Shindengen Electric Manufacturing Co., Ltd.	4,100	88,453

Shinko Electric Industries Co., Ltd.	44,053	422,759

Tokyo Seimitsu Co., Ltd.	27,700	790,292

Ulvac, Inc.	20,100	482,229

Yamaichi Electronics Co., Ltd.	16,300	209,270

Total Semiconductors & Semiconductor Equipment		4,108,832

Software – 0.5%

Broadleaf Co., Ltd.	26,700	116,243

Computer Engineering & Consulting Ltd.	6,100	77,412

Digital Arts, Inc.(a)	1,100	47,584

Fuji Soft, Inc.	3,300	106,225

Fukui Computer Holdings, Inc.	4,100	82,566

Infomart Corp.	22,000	144,894

Miroku Jyoho Service Co., Ltd.(a)	4,100	90,427

SRA Holdings	12,100	239,523

Systena Corp.	14,100	191,474

UNITED, Inc.	11,800	87,772

Total Software		1,184,120

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2020

Investments	Shares	Value

Specialty Retail – 4.2%

Adastria Co., Ltd.	11,300	$128,120

Alpen Co., Ltd.	18,600	276,532

AOKI Holdings, Inc.	60,154	404,537

Aoyama Trading Co., Ltd.(a)	32,900	282,814

Arcland Sakamoto Co., Ltd.	12,116	109,426

Autobacs Seven Co., Ltd.	36,000	415,506

Bic Camera, Inc.	57,600	466,861

Chiyoda Co., Ltd.	22,991	247,895

DCM Holdings Co., Ltd.(a)	52,045	480,653

EDION Corp.(a)	44,039	364,289

Geo Holdings Corp.	14,200	172,050

Honeys Holdings Co., Ltd.	10,000	100,412

IDOM, Inc.	56,960	207,358

JINS Holdings, Inc.	4,100	225,214

Joshin Denki Co., Ltd.	10,400	200,187

Joyful Honda Co., Ltd.	28,000	323,172

K’s Holdings Corp.	94,196	892,617

Kohnan Shoji Co., Ltd.	10,900	220,918

Komeri Co., Ltd.	12,037	215,864

LIXIL VIVA Corp.	24,900	423,476

Nishimatsuya Chain Co., Ltd.	26,400	182,432

Nojima Corp.	12,100	199,845

PAL GROUP Holdings Co., Ltd.	16,400	199,768

PC Depot Corp.(a)	17,400	69,146

Sac’s Bar Holdings, Inc.	20,800	118,109

Sanrio Co., Ltd.(a)	16,442	218,861

Shimachu Co., Ltd.(a)	20,064	494,747

Shimamura Co., Ltd.	12,100	730,786

T-Gaia Corp.	40,200	762,629

United Arrows Ltd.	8,429	126,878

VT Holdings Co., Ltd.	80,800	219,299

World Co., Ltd.	11,800	164,722

Xebio Holdings Co., Ltd.	20,000	165,254

Yellow Hat Ltd.	19,100	265,919

Total Specialty Retail		10,076,296

Technology Hardware, Storage & Peripherals – 0.7%

Elecom Co., Ltd.	12,100	421,995

Maxell Holdings Ltd.(a)	13,800	136,012

MCJ Co., Ltd.(a)	39,300	217,696

Riso Kagaku Corp.	17,700	267,742

Roland DG Corp.	4,100	44,246

Toshiba TEC Corp.	11,500	362,188

Wacom Co., Ltd.	40,811	120,216

Total Technology Hardware, Storage & Peripherals		1,570,095

Textiles, Apparel & Luxury Goods – 1.6%

Asics Corp.	51,900	480,275

Baroque Japan Ltd.(a)	27,000	156,815

Descente Ltd.(a)	13,153	154,734

Fujibo Holdings, Inc.	6,000	160,289

Goldwin, Inc.(a)	3,700	206,327

Gunze Ltd.	6,783	228,079

Japan Wool Textile Co., Ltd. (The)	36,025	313,014

Kurabo Industries Ltd.(a)	12,076	289,609

Morito Co., Ltd.(a)	12,100	82,606

Onward Holdings Co., Ltd.	84,433	371,504

Seiko Holdings Corp.(a)	20,100	324,713

Seiren Co., Ltd.	20,011	240,974

Wacoal Holdings Corp.	28,000	608,735

Yondoshi Holdings, Inc.(a)	12,100	217,779

Total Textiles, Apparel & Luxury Goods		3,835,453

Thrifts & Mortgage Finance – 0.1%

Aruhi Corp.(a)	12,100	137,303

Trading Companies & Distributors – 2.4%

Advan Co., Ltd.	20,100	202,759

Alconix Corp.	12,100	120,938

Gecoss Corp.	28,000	203,344

Hanwa Co., Ltd.	28,322	441,273

Inaba Denki Sangyo Co., Ltd.	22,588	481,660

Inabata & Co., Ltd.	28,041	306,502

Kamei Corp.	12,800	120,346

Kanaden Corp.	12,100	140,329

Kanamoto Co., Ltd.	12,028	234,310

Kanematsu Corp.	49,100	504,394

Kokusai Pulp & Paper Co., Ltd.(a)	26,700	63,068

Nagase & Co., Ltd.	36,004	426,558

Nichiden Corp.	12,100	238,178

Nippon Steel Trading Corp.	20,100	679,589

Nishio Rent All Co., Ltd.	8,500	178,496

Onoken Co., Ltd.(a)	13,200	138,780

Sanyo Trading Co., Ltd.	16,800	128,542

Trusco Nakayama Corp.	12,100	262,500

Wakita & Co., Ltd.	20,100	183,954

Yamazen Corp.	42,606	355,593

Yuasa Trading Co., Ltd.	12,200	322,983

Total Trading Companies & Distributors		5,734,096

Transportation Infrastructure – 0.5%

Japan Airport Terminal Co., Ltd.(a)	9,200	355,796

Kamigumi Co., Ltd.	28,000	474,124

Mitsubishi Logistics Corp.(a)	15,400	311,267

Total Transportation Infrastructure		1,141,187
TOTAL COMMON STOCKS (Cost: $304,762,196)		231,479,149

EXCHANGE-TRADED FUND – 1.0%

United States – 1.0%

WisdomTree Japan Hedged Equity Fund(a)(b)
(Cost: $2,500,096)	54,925	2,315,089

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2020

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.7%

United States – 5.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%(c)
(Cost: $13,572,759)	13,572,759	$13,572,759

TOTAL INVESTMENTS IN SECURITIES – 104.2% (Cost: $320,835,051)		247,366,997

Other Assets less Liabilities – (4.2)%		(9,863,666)

NET ASSETS – 100.0%		$237,503,331
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2020 (See Note 2). At March 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $26,761,891 and the total market value of the collateral held by the Fund was $28,347,889. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $14,775,130.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2020.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2020 were as follows:

Affiliate	Value at 3/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2020	Dividend Income
WisdomTree Japan Hedged Equity Fund	$34,314	$11,122,688	$8,574,665	$(82,148)	$(185,100)	$2,315,089	$95,738

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Societe Generale	4/2/2020	138,876	USD	15,000,000	JPY	$—	$(71)

See Notes to Financial Statements.

WisdomTree Trust	81

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2020

	WisdomTree Europe Quality Dividend Growth Fund	WisdomTree Europe SmallCap Dividend Fund	WisdomTree International Dividend ex-Financials Fund	WisdomTree International Equity Fund	WisdomTree International High Dividend Fund
ASSETS:

Investments, at cost	$30,180,761	$494,450,184	$149,889,265	$710,024,563	$249,359,687

Investment in affiliates, at cost (Note 3)	—	4,180,950	1,359,781	456,750	81,250

Foreign currency, at cost	23,508	565,024	205,563	879,846	340,996
Investments in securities, at value[1,2] (Note 2)	25,581,753	334,116,617	105,399,155	596,383,752	181,391,728

Investment in affiliates, at value (Note 3)	—	4,217,400	1,294,914	510,748	94,319

Cash	2,093	151,769	41,080	35,967	109,641

Foreign currency, at value	23,394	578,512	205,377	878,482	339,769

Unrealized appreciation on foreign currency contracts	78	11,175	151	553	48

Receivables:

Investment securities sold	449,415	11,325,922	11,501,323	5,114,494	1,769,299

Capital shares sold	10	—	—	—	—

Dividends	90,595	603,072	580,062	2,883,070	898,430

Securities lending income	513	66,131	1,341	11,705	3,366

Foreign tax reclaims	186,708	1,102,305	324,125	1,884,674	694,099
Total Assets	26,334,559	352,172,903	119,347,528	607,703,445	185,300,699
LIABILITIES:

Unrealized depreciation on foreign currency contracts	51	5,704	24,892	5,898	3,546

Payables:

Cash collateral received for securities loaned (Note 2)	440,298	21,783,808	1,528,478	20,706,466	8,867,431

Investment securities purchased	428,230	9,957,000	2,219,650	5,830,650	2,109,839

Capital shares redeemed	—	—	9,452,240	—	—

Due to broker	—	10,743	—	—	—

Advisory fees (Note 3)	15,395	183,380	60,651	248,439	83,491

Service fees (Note 2)	115	1,387	445	2,272	629
Total Liabilities	884,089	31,942,022	13,286,356	26,793,725	11,064,936
NET ASSETS	$25,450,470	$320,230,881	$106,061,172	$580,909,720	$174,235,763
NET ASSETS:

Paid-in capital	$36,919,788	$710,093,261	$179,977,315	$775,192,138	$281,409,506

Total distributable earnings (loss)	(11,469,318)	(389,862,380)	(73,916,143)	(194,282,418)	(107,173,743)
NET ASSETS	$25,450,470	$320,230,881	$106,061,172	$580,909,720	$174,235,763
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	1,150,000	7,800,000	3,350,000	14,650,000	5,900,000
Net asset value per share	$22.13	$41.06	$31.66	$39.65	$29.53
[1] Includes market value of securities out on loan of:	$741,357	$28,239,204	$5,427,915	$37,636,396	$14,170,276
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

82	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

March 31, 2020

	WisdomTree International LargeCap Dividend Fund	WisdomTree International MidCap Dividend Fund	WisdomTree International Multifactor Fund	WisdomTree International Quality Dividend Growth Fund	WisdomTree International SmallCap Dividend Fund
ASSETS:

Investments, at cost	$406,685,385	$221,741,760	$34,543,683	$80,559,159	$1,556,615,079

Investment in affiliates, at cost (Note 3)	936,345	—	—	—	2,404,597

Foreign currency, at cost	841,661	91,871	17,717	51,709	4,365,863
Investments in securities, at value[1,2] (Note 2)	334,175,659	178,687,255	32,150,088	70,538,703	1,206,769,498

Investment in affiliates, at value (Note 3)	727,876	—	—	—	2,479,101

Cash	87,381	96,809	5,945	127	237,235

Foreign currency, at value	842,190	91,932	17,661	51,449	4,366,833

Unrealized appreciation on foreign currency contracts	37	586	843,862	—	4,300

Receivables:

Investment securities sold	2,115,290	1,814,004	—	5,483,316	20,097,921

Capital shares sold	—	40	6,248,777	—	567

Dividends	1,580,919	857,511	142,360	384,051	8,114,073

Securities lending income	3,335	5,542	—	1,798	138,527

Foreign tax reclaims	1,179,225	187,522	27,534	103,264	1,216,772
Total Assets	340,711,912	181,741,201	39,436,227	76,562,708	1,243,424,827
LIABILITIES:

Unrealized depreciation on foreign currency contracts	5,836	6,438	45,771	—	28,187

Payables:

Cash collateral received for securities loaned (Note 2)	10,238,938	10,267,995	—	2,238,011	58,895,992

Investment securities purchased	2,706,224	1,962,923	5,973,798	570,172	22,440,830

Capital shares redeemed	—	—	—	5,174,923	—

Due to broker	—	—	—	—	7

Advisory fees (Note 3)	137,912	90,173	8,834	27,964	615,896

Service fees (Note 2)	1,239	685	102	323	4,579
Total Liabilities	13,090,149	12,328,214	6,028,505	8,011,393	81,985,491
NET ASSETS	$327,621,763	$169,412,987	$33,407,722	$68,551,315	$1,161,439,336
NET ASSETS:

Paid-in capital	$447,370,578	$234,216,356	$38,905,373	$83,434,509	$1,625,354,216

Total distributable earnings (loss)	(119,748,815)	(64,803,369)	(5,497,651)	(14,883,194)	(463,914,880)
NET ASSETS	$327,621,763	$169,412,987	$33,407,722	$68,551,315	$1,161,439,336
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	8,900,000	3,600,000	1,600,000	2,650,000	24,050,000
Net asset value per share	$36.81	$47.06	$20.88	$25.87	$48.29
[1] Includes market value of securities out on loan of:	$16,348,682	$18,056,833	—	$2,830,288	$115,316,548
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	83

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

March 31, 2020

WisdomTree Japan SmallCap Dividend Fund
ASSETS:

Investments, at cost	$318,334,955

Investment in affiliates, at cost (Note 3)	2,500,096

Foreign currency, at cost	173,373

Investments in securities, at value[1,2] (Note 2)	245,051,908

Investment in affiliates, at value (Note 3)	2,315,089

Cash	12,161

Foreign currency, at value	173,582

Receivables:

Investment securities sold	46,520

Dividends	3,575,823

Securities lending income	14,755
Total Assets	251,189,838
LIABILITIES:

Unrealized depreciation on foreign currency contracts	71

Payables:

Cash collateral received for securities loaned (Note 2)	13,572,759

Advisory fees (Note 3)	112,824

Service fees (Note 2)	853
Total Liabilities	13,686,507
NET ASSETS	$237,503,331
NET ASSETS:

Paid-in capital	$403,280,752

Total distributable earnings (loss)	(165,777,421)
NET ASSETS	$237,503,331
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	4,050,000
Net asset value per share	$58.64
[1] Includes market value of securities out on loan of:	$26,761,891
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

84	WisdomTree Trust

Statements of Operations

WisdomTree Trust

For the Year Ended March 31, 2020

	WisdomTree Europe Quality Dividend Growth Fund	WisdomTree Europe SmallCap Dividend Fund	WisdomTree International Dividend ex-Financials Fund	WisdomTree International Equity Fund	WisdomTree International High Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$1,157,972	$23,841,754	$6,905,800	$29,388,142	$10,381,235

Dividends from affiliates (Note 3)	—	153,386	107,669	135,984	63,732

Interest	—	158	—	—	1,581

Non-cash dividends	18,147	1,124,063	415,038	1,064,345	380,938

Securities lending income (Note 2)	11,155	1,181,818	93,712	324,332	122,603
Total investment income	1,187,274	26,301,179	7,522,219	30,912,803	10,950,089
EXPENSES:

Advisory fees (Note 3)	229,135	3,220,079	918,864	3,856,480	1,332,186

Service fees (Note 2)	1,737	24,428	6,970	35,351	10,106
Total expenses	230,872	3,244,507	925,834	3,891,831	1,342,292
Expense waivers (Note 3)	—	(3,688)	(3,008)	(1,535)	(963)
Net expenses	230,872	3,240,819	922,826	3,890,296	1,341,329
Net investment income	956,402	23,060,360	6,599,393	27,022,507	9,608,760
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(1,250,779)	(82,319,239)	(4,790,853)	(26,198,088)	(4,134,333)

Investment transactions in affiliates (Note 3)	—	(346,879)	27,059	160,005	4,858

In-kind redemptions	(1,495,464)	369,474	509,547	15,983,409	4,090,788

Futures contracts	—	(544,533)	—	—	—

Foreign currency contracts	(25,065)	(285,502)	(121,307)	(108,785)	(89,132)

Foreign currency related transactions	18,328	422,648	70,634	(8,771)	61,149
Net realized loss	(2,752,980)	(82,704,031)	(4,304,920)	(10,172,230)	(66,670)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(3,334,282)	(61,924,777)	(30,468,321)	(153,707,089)	(55,893,879)

Investment transactions in affiliates (Note 3)	—	12,506	(64,867)	53,867	10,896

Foreign currency contracts	27	2,927	(24,551)	(5,345)	(3,596)

Translation of assets and liabilities denominated in foreign currencies	2,796	41,286	28,981	53,628	24,543
Net decrease in unrealized appreciation/depreciation	(3,331,459)	(61,868,058)	(30,528,758)	(153,604,939)	(55,862,036)
Net realized and unrealized loss on investments	(6,084,439)	(144,572,089)	(34,833,678)	(163,777,169)	(55,928,706)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,128,037)	$(121,511,729)	$(28,234,285)	$(136,754,662)	$(46,319,946)
[1] Net of foreign withholding tax of:	$116,342	$2,595,986	$659,037	$2,886,511	$980,349

See Notes to Financial Statements.

WisdomTree Trust	85

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended March 31, 2020

	WisdomTree International LargeCap Dividend Fund	WisdomTree International MidCap Dividend Fund	WisdomTree International Multifactor Fund	WisdomTree International Quality Dividend Growth Fund	WisdomTree International SmallCap Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$14,717,125	$9,314,790	$880,866	$2,614,335	$64,195,472

Dividends from affiliates (Note 3)	80,075	—	967	—	394,432

Interest	—	—	—	—	6,403

Non-cash dividends	429,920	561,728	28,924	11,689	1,303,036

Securities lending income (Note 2)	137,693	128,815	—	26,490	1,970,166
Total investment income	15,364,813	10,005,333	910,757	2,652,514	67,869,509
EXPENSES:

Advisory fees (Note 3)	1,906,660	1,495,709	101,020	461,257	9,348,316

Service fees (Note 2)	17,478	11,347	1,170	4,228	70,918
Total expenses	1,924,138	1,507,056	102,190	465,485	9,419,234
Expense waivers (Note 3)	(4,269)	—	(11)	(96,095)	(24,028)
Net expenses	1,919,869	1,507,056	102,179	369,390	9,395,206
Net investment income	13,444,944	8,498,277	808,578	2,283,124	58,474,303
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	(6,136,170)	(11,882,321)	(3,775,533)	(2,886,535)	(54,681,765)

Investment transactions in affiliates (Note 3)	91,024	—	(1,847)	—	(186,463)

In-kind redemptions	—	12,011,418	1,048,183	(2,287,546)	74,191,283

Futures contracts	—	—	—	—	(656,168)

Foreign currency contracts	(47,831)	(38,596)	(150,035)	(30,640)	(205,844)

Foreign currency related transactions	1,714	(30,259)	(6,178)	27,889	(188,666)
Net realized gain (loss)	(6,091,263)	60,242	(2,885,410)	(5,176,832)	18,272,377
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(77,223,427)	(55,876,724)	(3,143,291)	(8,365,640)	(435,356,969)

Investment transactions in affiliates (Note 3)	(208,745)	—	—	—	590,869

Foreign currency contracts	(5,646)	(5,852)	816,533	(83)	(23,887)

Translation of assets and liabilities denominated in foreign currencies	45,818	7,517	(2,312)	(4,369)	28,518
Net decrease in unrealized appreciation/depreciation	(77,392,000)	(55,875,059)	(2,329,070)	(8,370,092)	(434,761,469)
Net realized and unrealized loss on investments	(83,483,263)	(55,814,817)	(5,214,480)	(13,546,924)	(416,489,092)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(70,038,319)	$(47,316,540)	$(4,405,902)	$(11,263,800)	$(358,014,789)
[1] Net of foreign withholding tax of:	$1,689,826	$848,987	$88,073	$248,317	$6,072,660
[2] Net of foreign capital gains tax of:	—	—	—	—	$71,559

See Notes to Financial Statements.

86	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended March 31, 2020

WisdomTree Japan SmallCap Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$9,655,806

Dividends from affiliates (Note 3)	95,738

Securities lending income (Note 2)	379,682
Total investment income	10,131,226
EXPENSES:

Advisory fees (Note 3)	2,606,639

Service fees (Note 2)	19,774
Total expenses	2,626,413
Expense waivers (Note 3)	(1,031)
Net expenses	2,625,382
Net investment income	7,505,844
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized loss from:

Investment transactions	(24,675,175)

Investment transactions in affiliates (Note 3)	(82,148)

In-kind redemptions	(2,465,207)

Foreign currency contracts	(36,102)

Foreign currency related transactions	191,368
Net realized loss	(27,067,264)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(4,201,856)

Investment transactions in affiliates (Note 3)	(185,100)

Foreign currency contracts	364

Translation of assets and liabilities denominated in foreign currencies	34,334
Net decrease in unrealized appreciation/depreciation	(4,352,258)
Net realized and unrealized loss on investments	(31,419,522)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,913,678)
[1] Net of foreign withholding tax of:	$1,049,958

See Notes to Financial Statements.

WisdomTree Trust	87

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Europe Quality Dividend Growth Fund		WisdomTree Europe SmallCap Dividend Fund		WisdomTree International Dividend ex-Financials Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$956,402	$1,480,281	$23,060,360	$37,866,541	$6,599,393	$7,688,540

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(2,752,980)	(1,580,345)	(82,704,031)	33,781,414	(4,304,920)	(336,824)

Net decrease in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(3,331,459)	(3,643,394)	(61,868,058)	(207,722,070)	(30,528,758)	(8,142,019)
Net decrease in net assets resulting from operations	(5,128,037)	(3,743,458)	(121,511,729)	(136,074,115)	(28,234,285)	(790,303)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(908,753)	(1,768,215)	(24,025,680)	(42,589,672)	(6,679,985)	(7,765,680)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	5,344,762	14,416,259	—	81,706,516	—	7,858,668

Cost of shares redeemed	(15,199,143)	(39,726,421)	(201,633,798)	(459,722,935)	(38,213,511)	(18,759,740)
Net decrease in net assets resulting from capital share transactions	(9,854,381)	(25,310,162)	(201,633,798)	(378,016,419)	(38,213,511)	(10,901,072)
Net Decrease in Net Assets	(15,891,171)	(30,821,835)	(347,171,207)	(556,680,206)	(73,127,781)	(19,457,055)
NET ASSETS:

Beginning of year	$41,341,641	$72,163,476	$667,402,088	$1,224,082,294	$179,188,953	$198,646,008

End of year	$25,450,470	$41,341,641	$320,230,881	$667,402,088	$106,061,172	$179,188,953
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	1,650,000	2,750,000	11,400,000	17,600,000	4,350,000	4,600,000

Shares created	200,000	550,000	—	1,200,000	—	200,000

Shares redeemed	(700,000)	(1,650,000)	(3,600,000)	(7,400,000)	(1,000,000)	(450,000)
Shares outstanding, end of year	1,150,000	1,650,000	7,800,000	11,400,000	3,350,000	4,350,000

See Notes to Financial Statements.

88	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree International Equity Fund		WisdomTree International High Dividend Fund		WisdomTree International LargeCap Dividend Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$27,022,507	$31,251,400	$9,608,760	$12,762,487	$13,444,944	$15,722,519

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(10,172,230)	3,549,617	(66,670)	2,668,387	(6,091,263)	6,604,486

Net decrease in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(153,604,939)	(68,985,995)	(55,862,036)	(25,495,401)	(77,392,000)	(32,848,453)
Net decrease in net assets resulting from operations	(136,754,662)	(34,184,978)	(46,319,946)	(10,064,527)	(70,038,319)	(10,521,448)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(28,034,655)	(32,159,951)	(9,965,602)	(13,212,551)	(13,724,833)	(16,024,315)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	69,968,919	21,726,099	—	21,874,879	18,707,671

Cost of shares redeemed	(91,561,113)	(81,357,277)	(43,056,963)	(60,050,662)	—	(45,511,991)
Net increase (decrease) in net assets resulting from capital share transactions	(91,561,113)	(11,388,358)	(21,330,864)	(60,050,662)	21,874,879	(26,804,320)
Net Decrease in Net Assets	(256,350,430)	(77,733,287)	(77,616,412)	(83,327,740)	(61,888,273)	(53,350,083)
NET ASSETS:

Beginning of year	$837,260,150	$914,993,437	$251,852,175	$335,179,915	$389,510,036	$442,860,119

End of year	$580,909,720	$837,260,150	$174,235,763	$251,852,175	$327,621,763	$389,510,036
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	16,550,000	16,750,000	6,250,000	7,750,000	8,400,000	8,950,000

Shares created	—	1,350,000	800,000	—	500,000	400,000

Shares redeemed	(1,900,000)	(1,550,000)	(1,150,000)	(1,500,000)	—	(950,000)
Shares outstanding, end of year	14,650,000	16,550,000	5,900,000	6,250,000	8,900,000	8,400,000

See Notes to Financial Statements.

WisdomTree Trust	89

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree International MidCap Dividend Fund		WisdomTree International Multifactor Fund		WisdomTree International Quality Dividend Growth Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Period August 10, 2018* through March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$8,498,277	$8,525,321	$808,578	$165,997	$2,283,124	$1,213,592

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	60,242	2,037,502	(2,885,410)	146,658	(5,176,832)	(1,052,972)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(55,875,059)	(29,417,166)	(2,329,070)	731,111	(8,370,092)	(3,675,941)
Net increase (decrease) in net assets resulting from operations	(47,316,540)	(18,854,343)	(4,405,902)	1,043,766	(11,263,800)	(3,515,321)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(8,835,126)	(8,622,448)	(754,345)	(62,055)	(2,162,870)	(1,130,824)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	9,411,800	64,964,241	26,327,511	21,263,942	39,944,080	61,114,211

Cost of shares redeemed	(62,770,774)	(44,652,606)	(7,537,669)	(2,467,626)	(29,507,185)	(9,323,029)
Net increase (decrease) in net assets resulting from capital share transactions	(53,358,974)	20,311,635	18,789,842	18,796,316	10,436,895	51,791,182
Net Increase (Decrease) in Net Assets	(109,510,640)	(7,165,156)	13,629,595	19,778,027	(2,989,775)	47,145,037
NET ASSETS:

Beginning of period	$278,923,627	$286,088,783	$19,778,127	$100	$71,541,090	$24,396,053

End of period	$169,412,987	$278,923,627	$33,407,722	$19,778,127	$68,551,315	$71,541,090
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4,500,000	4,200,000	800,004	4	2,500,000	800,000

Shares created	150,000	1,000,000	1,100,000	900,000	1,350,000	2,050,000

Shares redeemed	(1,050,000)	(700,000)	(300,004)	(100,000)	(1,200,000)	(350,000)
Shares outstanding, end of period	3,600,000	4,500,000	1,600,000	800,004	2,650,000	2,500,000
*	Commencement of operations.

See Notes to Financial Statements.

90	WisdomTree Trust

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree International SmallCap Dividend Fund		WisdomTree Japan SmallCap Dividend Fund

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$58,474,303	$56,295,397	$7,505,844	$13,076,547

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	18,272,377	43,532,681	(27,067,264)	38,513,726

Net decrease in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(434,761,469)	(300,059,749)	(4,352,258)	(220,496,107)
Net decrease in net assets resulting from operations	(358,014,789)	(200,231,671)	(23,913,678)	(168,905,834)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(61,380,468)	(57,938,955)	(11,877,835)	(16,060,084)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	135,911,833	163,769,847	8,947,474	302,236,796

Cost of shares redeemed	(228,172,175)	(172,971,405)	(351,946,162)	(601,568,699)
Net decrease in net assets resulting from capital share transactions	(92,260,342)	(9,201,558)	(342,998,688)	(299,331,903)
Net Decrease in Net Assets	(511,655,599)	(267,372,184)	(378,790,201)	(484,297,821)
NET ASSETS:

Beginning of year	$1,673,094,935	$1,940,467,119	$616,293,532	$1,100,591,353

End of year	$1,161,439,336	$1,673,094,935	$237,503,331	$616,293,532
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	25,450,000	25,600,000	9,050,000	13,600,000

Shares created	2,100,000	2,300,000	150,000	3,950,000

Shares redeemed	(3,500,000)	(2,450,000)	(5,150,000)	(8,500,000)
Shares outstanding, end of year	24,050,000	25,450,000	4,050,000	9,050,000

See Notes to Financial Statements.

WisdomTree Trust	91

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Europe Quality Dividend Growth Fund	For the Year Ended March 31, 2020	For the Period Ended March 31, 2019	For the Period Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$25.06	$26.24	$23.17	$22.32	$23.18
Investment operations:

Net investment income[1]	0.62	0.61	0.53	0.48	0.48

Net realized and unrealized gain (loss)	(2.93)	(1.05)	2.94	0.88	(0.89)
Total from investment operations	(2.31)	(0.44)	3.47	1.36	(0.41)
Dividends to shareholders:

Net investment income	(0.62)	(0.74)	(0.40)	(0.51)	(0.45)
Net asset value, end of year	$22.13	$25.06	$26.24	$23.17	$22.32

TOTAL RETURN[2]	(9.46)%	(1.62)%	15.03%	6.24%	(1.83)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$25,450	$41,342	$72,163	$17,377	$17,854

Ratios to average net assets of:

Expenses	0.58%	0.58%	0.58%	0.58%	0.58%[3]

Net investment income	2.42%	2.41%	2.02%	2.19%	2.13%
Portfolio turnover rate[4]	43%	42%	18%	35%	54%

WisdomTree Europe SmallCap Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$58.54	$69.55	$59.16	$57.01	$55.63
Investment operations:

Net investment income[1]	2.43	2.57	1.88	2.04	1.45

Net realized and unrealized gain (loss)	(17.41)	(10.87)	10.39	2.32	1.49
Total from investment operations	(14.98)	(8.30)	12.27	4.36	2.94
Dividends to shareholders:

Net investment income	(2.50)	(2.71)	(1.88)	(2.21)	(1.56)
Net asset value, end of year	$41.06	$58.54	$69.55	$59.16	$57.01

TOTAL RETURN[2]	(26.54)%	(12.19)%	20.94%	7.97%	5.25%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$320,231	$667,402	$1,224,082	$774,999	$1,125,935

Ratios to average net assets[5] of:

Expenses, net of expense waivers	0.58%	0.58%	0.58%	0.58%	0.58%[6]

Expenses, prior to expense waivers	0.58%	0.58%	0.58%	0.58%	0.59%[6]

Net investment income	4.15%	4.06%	2.76%	3.68%	2.59%
Portfolio turnover rate[4]	50%	52%	33%	45%	50%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Europe SmallCap Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]

Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio (net of expense waivers) would have been 0.58% and the expense ratio (prior to expense waivers) would have been 0.58%.

See Notes to Financial Statements.

92	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International Dividend ex-Financials Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$41.19	$43.18	$39.72	$38.41	$43.79
Investment operations:

Net investment income[1]	1.69	1.74	1.58	1.48	1.64

Net realized and unrealized gain (loss)	(9.52)	(1.98)	3.45	1.34	(5.41)
Total from investment operations	(7.83)	(0.24)	5.03	2.82	(3.77)
Dividends to shareholders:

Net investment income	(1.70)	(1.75)	(1.57)	(1.51)	(1.61)
Net asset value, end of year	$31.66	$41.19	$43.18	$39.72	$38.41

TOTAL RETURN[2]	(19.77)%	(0.49)%	12.84%	7.56%	(8.83)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$106,061	$179,189	$198,646	$200,568	$230,483

Ratios to average net assets[3] of:

Expenses[4]	0.58%	0.58%	0.58%	0.58%	0.58%[5]

Net investment income	4.17%	4.17%	3.73%	3.86%	3.99%
Portfolio turnover rate[6]	45%	41%	35%	30%	40%

WisdomTree International Equity Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$50.59	$54.63	$49.57	$45.90	$51.67
Investment operations:

Net investment income[1]	1.69	1.86	1.70	1.59	1.68

Net realized and unrealized gain (loss)	(10.88)	(3.98)	4.98	3.68	(5.79)
Total from investment operations	(9.19)	(2.12)	6.68	5.27	(4.11)
Dividends to shareholders:

Net investment income	(1.75)	(1.92)	(1.62)	(1.60)	(1.66)
Net asset value, end of year	$39.65	$50.59	$54.63	$49.57	$45.90

TOTAL RETURN[2]	(18.80)%	(3.89)%	13.61%	11.75%	(8.15)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$580,910	$837,260	$914,993	$703,948	$621,932

Ratios to average net assets[3] of:

Expenses[4]	0.48%	0.48%	0.48%	0.48%	0.48%[5]

Net investment income	3.36%	3.59%	3.15%	3.41%	3.47%
Portfolio turnover rate[6]	23%	15%	19%	14%	13%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	93

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International High Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$40.30	$43.25	$40.39	$37.59	$43.28
Investment operations:

Net investment income[1]	1.65	1.78	1.66	1.63	1.65

Net realized and unrealized gain (loss)	(10.75)	(2.89)	2.79	2.79	(5.70)
Total from investment operations	(9.10)	(1.11)	4.45	4.42	(4.05)
Dividends to shareholders:

Net investment income	(1.67)	(1.84)	(1.59)	(1.62)	(1.64)
Net asset value, end of year	$29.53	$40.30	$43.25	$40.39	$37.59

TOTAL RETURN[2]	(23.48)%	(2.53)%	11.12%	12.09%	(9.60)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$174,236	$251,852	$335,180	$250,392	$257,467

Ratios to average net assets[3] of:

Expenses[4]	0.58%	0.58%	0.58%	0.58%	0.58%[5]

Net investment income	4.18%	4.32%	3.83%	4.28%	4.09%
Portfolio turnover rate[6]	34%	24%	26%	29%	21%

WisdomTree International LargeCap Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$46.37	$49.48	$45.45	$42.14	$48.67
Investment operations:

Net investment income[1]	1.56	1.81	1.62	1.54	1.59

Net realized and unrealized gain (loss)	(9.52)	(3.09)	3.97	3.32	(6.58)
Total from investment operations	(7.96)	(1.28)	5.59	4.86	(4.99)
Dividends to shareholders:

Net investment income	(1.60)	(1.83)	(1.56)	(1.55)	(1.54)
Net asset value, end of year	$36.81	$46.37	$49.48	$45.45	$42.14

TOTAL RETURN[2]	(17.78)%	(2.55)%	12.41%	11.79%	(10.49)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$327,622	$389,510	$442,860	$359,074	$366,613

Ratios to average net assets[3] of:

Expenses[4]	0.48%	0.48%	0.48%	0.48%	0.48%[5]

Net investment income	3.38%	3.83%	3.30%	3.59%	3.51%
Portfolio turnover rate[6]	14%	14%	16%	15%	19%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

94	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International MidCap Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$61.98	$68.12	$59.88	$55.82	$58.65
Investment operations:

Net investment income[1]	2.03	2.00	1.84	1.60	1.64

Net realized and unrealized gain (loss)	(14.87)	(6.17)	8.17	4.03	(2.85)
Total from investment operations	(12.84)	(4.17)	10.01	5.63	(1.21)
Dividends to shareholders:

Net investment income	(2.08)	(1.97)	(1.77)	(1.57)	(1.62)
Net asset value, end of year	$47.06	$61.98	$68.12	$59.88	$55.82

TOTAL RETURN[2]	(21.43)%	(6.16)%	16.87%	10.34%	(2.12)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$169,413	$278,924	$286,089	$179,626	$153,512

Ratios to average net assets[3] of:

Expenses	0.58%	0.58%[4]	0.58%[4]	0.58%[4]	0.58%[4,5]

Net investment income	3.30%	3.12%	2.76%	2.87%	2.91%
Portfolio turnover rate[6]	33%	28%	23%	31%	24%

WisdomTree International Multifactor Fund	For the Year Ended March 31, 2020	For the Period August 10, 2018* through March 31, 2019*
Net asset value, beginning of period	$24.72	$24.75
Investment operations:

Net investment income[1]	0.75	0.55

Net realized and unrealized loss	(3.88)	(0.27)
Total from investment operations	(3.13)	0.28
Dividends to shareholders:

Net investment income	(0.71)	(0.31)
Net asset value, end of period	$20.88	$24.72

TOTAL RETURN[2]	(13.08)%	1.18%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$33,408	$19,778

Ratios to average net assets of:

Expenses	0.38%[4]	0.38%[7]

Net investment income	3.04%	3.61%[7]
Portfolio turnover rate[6]	132%	114%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate is not annualized for periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Annualized.

See Notes to Financial Statements.

WisdomTree Trust	95

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International Quality Dividend Growth Fund	For the Year Ended March 31, 2020	For the Period Ended March 31, 2019	For the Period Ended March 31, 2018	For the Period April 7, 2016* through March 31, 2017
Net asset value, beginning of period	$28.62	$30.50	$26.14	$24.86
Investment operations:

Net investment income[1]	0.70	0.58	0.65	0.73

Net realized and unrealized gain (loss)	(2.77)	(1.95)	4.12	1.02
Total from investment operations	(2.07)	(1.37)	4.77	1.75
Dividends to shareholders:

Net investment income	(0.68)	(0.51)	(0.41)	(0.47)
Net asset value, end of period	$25.87	$28.62	$30.50	$26.14

TOTAL RETURN[2]	(7.43)%	(4.43)%	18.33%	7.12%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$68,551	$71,541	$24,396	$9,149

Ratios to average net assets of:

Expenses, net of expense waivers	0.38%	0.38%	0.38%	0.38%[3]

Expenses, prior to expense waivers	0.48%	0.48%	0.48%	0.48%[3]

Net investment income	2.38%	2.05%	2.18%	2.97%[3]
Portfolio turnover rate[4]	51%	55%	39%	38%

WisdomTree International SmallCap Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$65.74	$75.80	$65.18	$58.98	$59.21
Investment operations:

Net investment income[1]	2.36	2.19	2.07	1.97	1.64

Net realized and unrealized gain (loss)	(17.32)	(10.01)	10.76	6.22	(0.31)
Total from investment operations	(14.96)	(7.82)	12.83	8.19	1.33
Dividends to shareholders:

Net investment income	(2.49)	(2.24)	(2.21)	(1.99)	(1.56)
Net asset value, end of year	$48.29	$65.74	$75.80	$65.18	$58.98

TOTAL RETURN[2]	(23.58)%	(10.41)%	19.91%	14.24%	2.26%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,161,439	$1,673,095	$1,940,467	$1,284,036	$1,099,977

Ratios to average net assets[5] of:

Expenses[6]	0.58%	0.58%	0.58%	0.58%	0.58%[7]

Net investment income	3.63%	3.15%	2.83%	3.27%	2.82%
Portfolio turnover rate[4]	50%	35%	28%	38%	48%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	Included in the expense ratio are non-recurring professional expenses. Without these expenses, the expense ratio would have been unchanged.

See Notes to Financial Statements.

96	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan SmallCap Dividend Fund	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value, beginning of year	$68.10	$80.93	$66.48	$55.30	$54.09
Investment operations:

Net investment income[1]	1.14	1.00	1.47	1.11	0.91

Net realized and unrealized gain (loss)	(8.95)	(12.61)	14.27	11.16	1.00
Total from investment operations	(7.81)	(11.61)	15.74	12.27	1.91
Dividends to shareholders:

Net investment income	(1.65)	(1.22)	(1.29)	(1.09)	(0.70)
Net asset value, end of year	$58.64	$68.10	$80.93	$66.48	$55.30

TOTAL RETURN[2]	(11.85)%	(14.38)%	23.84%	22.43%	3.51%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$237,503	$616,294	$1,100,591	$475,304	$423,031

Ratios to average net assets[3] of:

Expenses[4]	0.58%	0.58%	0.58%	0.58%	0.58%

Net investment income	1.67%	1.35%	1.94%	1.84%	1.65%
Portfolio turnover rate[5]	38%	42%	18%	33%	29%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	97

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Europe Quality Dividend Growth Fund (“Europe Quality Dividend Growth Fund’’)	May 7, 2014
WisdomTree Europe SmallCap Dividend Fund (“Europe SmallCap Dividend Fund’’)	June 16, 2006
WisdomTree International Dividend ex-Financials Fund (“International Dividend ex-Financials Fund’’)	June 16, 2006
WisdomTree International Equity Fund (“International Equity Fund’’)	June 16, 2006
WisdomTree International High Dividend Fund (“International High Dividend Fund’’)	June 16, 2006
WisdomTree International LargeCap Dividend Fund (“International LargeCap Dividend Fund’’)	June 16, 2006
WisdomTree International MidCap Dividend Fund (“International MidCap Dividend Fund’’)	June 16, 2006
WisdomTree International Multifactor Fund (“International Multifactor Fund’’)	August 10, 2018
WisdomTree International Quality Dividend Growth Fund (“International Quality Dividend Growth Fund’’)	April 7, 2016
WisdomTree International SmallCap Dividend Fund (“International SmallCap Dividend Fund’’)	June 16, 2006
WisdomTree Japan SmallCap Dividend Fund (“Japan SmallCap Dividend Fund’’)	June 16, 2006

Each Fund, except for the International Multifactor Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments’’). The International Multifactor Fund is actively managed using a model-based approach seeking capital appreciation. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (‘‘WTAM’’), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g. broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded

98	WisdomTree Trust

Notes to Financial Statements (continued)

notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative

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instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing each Fund’s assets:

Europe Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$25,141,455	$—	$—
Investment of Cash Collateral for Securities Loaned	—	440,298	—
Total	$25,141,455	$440,298	$—
Unrealized Appreciation on Foreign Currency Contracts	—	78	—
Unrealized Depreciation on Foreign Currency Contracts	—	(51)	—
Total - Net	$25,141,455	$440,325	$—

Europe SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$312,332,809	$—	$—
Exchange-Traded Fund	4,217,400	—	—
Investment of Cash Collateral for Securities Loaned	—	21,783,808	—
Total	$316,550,209	$21,783,808	$—
Unrealized Appreciation on Foreign Currency Contracts	—	11,175	—
Unrealized Depreciation on Foreign Currency Contracts	—	(5,704)	—
Total - Net	$316,550,209	$21,789,279	$—

International Dividend ex-Financials Fund	Level 1	Level 2	Level 3
Common Stocks*	$103,870,677	$—	$—
Exchange-Traded Fund	1,294,914	—	—
Investment of Cash Collateral for Securities Loaned	—	1,528,478	—
Total	$105,165,591	$1,528,478	$—
Unrealized Appreciation on Foreign Currency Contracts	—	151	—
Unrealized Depreciation on Foreign Currency Contracts	—	(24,892)	—
Total - Net	$105,165,591	$1,503,737	$—

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International Equity Fund	Level 1	Level 2	Level 3
Common Stocks
Australia	$35,077,259	$64,727	$18,936	**
Other*	540,516,364	—	—
Exchange-Traded Fund	510,748	—	—
Investment of Cash Collateral for Securities Loaned	—	20,706,466	—
Total	$576,104,371	$20,771,193	$18,936
Unrealized Appreciation on Foreign Currency Contracts	—	553	—
Unrealized Depreciation on Foreign Currency Contracts	—	(5,898)	—
Total - Net	$576,104,371	$20,765,848	$18,936

International High Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Australia	$13,445,670	$12,016	$—
Other*	159,066,611	—	—
Exchange-Traded Fund	94,319	—	—
Investment of Cash Collateral for Securities Loaned	—	8,867,431	—
Total	$172,606,600	$8,879,447	$—
Unrealized Appreciation on Foreign Currency Contracts	—	48	—
Unrealized Depreciation on Foreign Currency Contracts	—	(3,546)	—
Total - Net	$172,606,600	$8,875,949	$—

International LargeCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$323,936,721	$—	$—
Exchange-Traded Fund	727,876	—	—
Investment of Cash Collateral for Securities Loaned	—	10,238,938	—
Total	$324,664,597	$10,238,938	$—
Unrealized Appreciation on Foreign Currency Contracts	—	37	—
Unrealized Depreciation on Foreign Currency Contracts	—	(5,836)	—
Total - Net	$324,664,597	$10,233,139	$—

International MidCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Australia	$11,157,093	$—	$46,783	**
Other*	157,215,384	—	—
Investment of Cash Collateral for Securities Loaned	—	10,267,995	—
Total	$168,372,477	$10,267,995	$46,783
Unrealized Appreciation on Foreign Currency Contracts	—	586	—
Unrealized Depreciation on Foreign Currency Contracts	—	(6,438)	—
Total - Net	$168,372,477	$10,262,143	$46,783

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Notes to Financial Statements (continued)

International Multifactor Fund	Level 1	Level 2	Level 3
Common Stocks
Australia	$2,650,247	$—	$19,737	**
Other*	29,480,104	—	—
Total	$32,130,351	$—	$19,737
Unrealized Appreciation on Foreign Currency Contracts	—	843,862	—
Unrealized Depreciation on Foreign Currency Contracts	—	(45,771)	—
Total - Net	$32,130,351	$798,091	$19,737

International Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks
Australia	$2,298,693	$21,502	$4,926	**
United Kingdom	14,470,269	—	2	**
Other*	51,505,300	—	—
Investment of Cash Collateral for Securities Loaned	—	2,238,011	—
Total	$68,274,262	$2,259,513	$4,928

International SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Australia	$99,290,368	$230,366	$—
New Zealand	25,469,707	517,089	—
Singapore	36,041,233	—	558,097	**
Other*	985,766,646	—	—
Exchange-Traded Funds	2,479,101	—	—
Investment of Cash Collateral for Securities Loaned	—	58,895,992	—
Total	$1,149,047,055	$59,643,447	$558,097
Unrealized Appreciation on Foreign Currency Contracts	—	4,300	—
Unrealized Depreciation on Foreign Currency Contracts	—	(28,187)	—
Total - Net	$1,149,047,055	$59,619,560	$558,097

Japan SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$231,479,149	$—	$—
Exchange-Traded Fund	2,315,089	—	—
Investment of Cash Collateral for Securities Loaned	—	13,572,759	—
Total	$233,794,238	$13,572,759	$—
Unrealized Depreciation on Foreign Currency Contracts	—	(71)	—
Total - Net	$233,794,238	$13,572,688	$—
*	Please refer to the Schedule of Investments for a breakdown of the valuation by industry type and/or country.

**	Security is being fair valued using significant unobservable inputs by the Pricing Committee.

During the fiscal year ended March 31, 2020, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts and equity futures contracts during the year ended March 31, 2020 and open positions in such derivatives as of March 31, 2020 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to risk. Risks may arise upon entering into foreign currency contracts from potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar or each other. The Funds’ derivative agreements also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an

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event occurred at March 31, 2020 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on pages 107 and 108. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of March 31, 2020, if any, is reflected as a footnote below the respective derivatives tables on each Fund’s Schedule of Investments.

As of March 31, 2020, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Europe Quality Dividend Growth Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$78	Unrealized depreciation on foreign currency contracts	$51
Europe SmallCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	11,175	Unrealized depreciation on foreign currency contracts	5,704
International Dividend ex-Financials Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	151	Unrealized depreciation on foreign currency contracts	24,892
International Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	553	Unrealized depreciation on foreign currency contracts	5,898
International High Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	48	Unrealized depreciation on foreign currency contracts	3,546
International LargeCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	37	Unrealized depreciation on foreign currency contracts	5,836
International MidCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	586	Unrealized depreciation on foreign currency contracts	6,438
International Multifactor Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	843,862	Unrealized depreciation on foreign currency contracts	45,771
International SmallCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	4,300	Unrealized depreciation on foreign currency contracts	28,187
Japan SmallCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	—	Unrealized depreciation on foreign currency contracts	71

For the fiscal year ended March 31, 2020, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Europe Quality Dividend Growth Fund
Foreign exchange contracts	$(25,065)	$27
Europe SmallCap Dividend Fund
Foreign exchange contracts	(285,502)	2,927
Equity contracts	(544,533)	—
International Dividend ex-Financials Fund
Foreign exchange contracts	(121,307)	(24,551)
International Equity Fund
Foreign exchange contracts	(108,785)	(5,345)

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Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
International High Dividend Fund
Foreign exchange contracts	$(89,132)	$(3,596)
International LargeCap Dividend Fund
Foreign exchange contracts	(47,831)	(5,646)
International MidCap Dividend Fund
Foreign exchange contracts	(38,596)	(5,852)
International Multifactor Fund
Foreign exchange contracts	(150,035)	816,533
International Quality Dividend Growth Fund
Foreign exchange contracts	(30,640)	(83)
International SmallCap Dividend Fund
Foreign exchange contracts	(205,844)	(23,887)
Equity contracts	(656,168)	—
Japan SmallCap Dividend Fund
Foreign exchange contracts	(36,102)	364
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts
Equity contracts	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts

During the fiscal year ended March 31, 2020, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Future contracts (long)
Europe Quality Dividend Growth Fund
Foreign exchange contracts	$10,853	$7,681	$—
Europe SmallCap Dividend Fund
Equity contracts[1]	—	—	583,620
Foreign exchange contracts	439,976	740,807	—
International Dividend ex-Financials Fund
Foreign exchange contracts	76,475	145,846	—
International Equity Fund
Foreign exchange contracts	290,052	124,190	—
International High Dividend Fund
Foreign exchange contracts	64,130	73,697	—
International LargeCap Dividend Fund
Foreign exchange contracts	90,736	107,631	—
International MidCap Dividend Fund
Foreign exchange contracts	139,752	61,875	—
International Multifactor Fund
Foreign exchange contracts	3,623,014	20,995,923	—
International Quality Dividend Growth Fund
Foreign exchange contracts	11,961	18,424	—
International SmallCap Dividend Fund
Equity contracts[1]	—	—	7,724,354
Foreign exchange contracts	1,717,789	548,671	—
Japan SmallCap Dividend Fund
Foreign exchange contracts	47,871	195,765	—
[1]	The volume of derivative activity for the period is based on intra-month balances.

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Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (net of foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized at the fair value of securities received on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as the scientific amortization method). Income earned from securities lending activities (i.e. securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily. As of March 31, 2020, the International Equity Fund, International High Dividend Fund and the International LargeCap Dividend Fund have reduced dividend receivable and dividend income balances by the amount of canceled dividends.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in net realized gain (loss) from foreign currency contracts and net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or increase (decrease) in unrealized appreciation (depreciation) from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

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Currency Transactions — The Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the International Multifactor Fund, do not expect to engage in currency transactions for the purpose of hedging against currency exposures of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes.

Forward Foreign Currency Contracts — The Funds, except for the International Multifactor Fund, utilized forward foreign currency contracts (‘‘Forward Contracts’’) primarily to facilitate foreign security settlements. The International Multifactor Fund utilized Forward Contracts primarily to offset applicable international currency exposure from positions in international equities. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation (depreciation) from foreign currency contracts on the Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have settled are included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Europe SmallCap Dividend Fund and International SmallCap Dividend Fund utilized equity futures contracts on a temporary basis during the period to obtain market exposure consistent with their investment objectives during each Fund’s annual portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

As of March 31, 2020, there were no open futures contracts in the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not

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Notes to Financial Statements (continued)

considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower.

Master Netting Arrangements — FASB ASC Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Europe Quality Dividend Growth Fund
Securities Lending	$741,357	$—	$(741,357)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	78	(22)	—	56	51	(22)	—	29

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Notes to Financial Statements (continued)

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Europe SmallCap Dividend Fund
Securities Lending	$28,239,204	$—	$(28,239,204)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	11,175	—	—	11,175	5,704	—	—	5,704
International Dividend ex-Financials Fund
Securities Lending	5,427,915	—	(5,427,915)[1]	—	—	—	—	—
Foreign Currency Contracts	151	(116)	—	35	24,892	(116)	—	24,776
International Equity Fund
Securities Lending	37,636,396	—	(37,636,396)[1]	—	—	—	—	—
Foreign Currency Contracts	553	—	—	553	5,898	—	—	5,898
International High Dividend Fund
Securities Lending	14,170,276	—	(14,170,276)[1]	—	—	—	—	—
Foreign Currency Contracts	48	(48)	—	—	3,546	(48)	—	3,498
International LargeCap Dividend Fund
Securities Lending	16,348,682	—	(16,348,682)[1]	—	—	—	—	—
Foreign Currency Contracts	37	—	—	37	5,836	—	—	5,836
International MidCap Dividend Fund
Securities Lending	18,056,833	—	(18,056,833)[1]	—	—	—	—	—
Foreign Currency Contracts	586	(335)	—	251	6,438	(335)	—	6,103
International Multifactor Fund
Foreign Currency Contracts	843,862	(45,771)	—	798,091	45,771	(45,771)	—	—
International Quality Dividend Growth Fund
Securities Lending	2,830,288	—	(2,830,288)[1]	—	—	—	—	—
International SmallCap Dividend Fund
Securities Lending	115,316,548	—	(115,316,548)[1]	—	—	—	—	—
Foreign Currency Contracts	4,300	(4,300)	—	—	28,187	(4,300)	—	23,887
Japan SmallCap Dividend Fund
Securities Lending	26,761,891	—	(26,761,891)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	71	—	—	71
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends

108	WisdomTree Trust

Notes to Financial Statements (continued)

and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (‘‘Mellon’’) to provide sub-advisory services to the Funds. Mellon is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate (before fee waiver)	Advisory Fee Waiver[1]	Advisory Fee Waiver Expiration Date
Europe Quality Dividend Growth Fund	0.58%	—	—
Europe SmallCap Dividend Fund	0.58%	—	—
International Dividend ex-Financials Fund	0.58%	—	—
International Equity Fund	0.48%	—	—
International High Dividend Fund	0.58%	—	—
International LargeCap Dividend Fund	0.48%	—	—
International MidCap Dividend Fund	0.58%	—	—
International Multifactor Fund	0.38%	—
International Quality Dividend Growth Fund	0.48%	(0.10)%	July 31, 2020
International SmallCap Dividend Fund	0.58%	—	—
Japan SmallCap Dividend Fund	0.58%	—	—
[1]

WTAM has contractually agreed to waive a portion of its advisory fee by the waiver amount listed per annum based on the average daily net assets through the expiration date listed, unless earlier terminated by the Board of Trustees of the Trust for any reason. The dollar amount of contractual fee waivers are included in “Expense waivers” on the Statements of Operations.

Each Fund may purchase shares of affiliated ETFs in secondary market transactions to reduce cash balances. Transactions in shares of affiliated ETFs for the fiscal year ended March 31, 2020, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM waives its advisory fees for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are shown in the Statements of Operations in “Expense waivers”.

During the fiscal year ended March 31, 2020, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended March 31, 2020, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/Loss
Europe Quality Dividend Growth Fund	$5,073,019	$7,185,623	$(812,020)
Europe SmallCap Dividend Fund	17,497,014	26,699,836	(5,421,795)
International Dividend ex-Financials Fund	8,227,640	6,783,048	(697,793)
International Equity Fund	33,399,989	35,032,706	(8,983,186)

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Notes to Financial Statements (continued)

Fund	Purchases	Sales	Net Realized Gain/Loss
International High Dividend Fund	$11,803,713	$5,973,452	$(974,850)
International LargeCap Dividend Fund	10,224,976	12,149,667	(1,735,468)
International MidCap Dividend Fund	19,880,207	22,303,777	(3,838,632)
International Quality Dividend Growth Fund	12,887,110	8,013,277	(1,873,871)
International SmallCap Dividend Fund	83,697,860	52,967,682	(3,746,581)
Japan SmallCap Dividend Fund	19,654,897	24,350,875	(6,284,324)

WTAM or its affiliates may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2020, WTAM held shares of and received distributions from the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends and Distributions paid to WTAM on Fund Shares held by WTAM
Europe SmallCap Dividend Fund	74	$3,010	$35
International Equity Fund	100	3,949	81
International Multifactor Fund	181	3,794	374
International Quality Dividend Growth Fund	169	4,328	150
International SmallCap Dividend Fund	245	11,772	684
Japan SmallCap Dividend Fund	—	—	62

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2020, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended March 31, 2020 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
Europe Quality Dividend Growth Fund	$16,875,227	$16,853,016	$5,335,476	$15,131,056
Europe SmallCap Dividend Fund	275,667,287	274,768,610	—	200,261,251
International Dividend ex-Financials Fund	70,732,297	70,577,028	—	38,003,973
International Equity Fund	183,976,864	184,233,095	—	87,312,349
International High Dividend Fund	79,430,082	77,877,438	20,300,866	42,733,447
International LargeCap Dividend Fund	64,089,719	54,969,784	13,694,899	—
International MidCap Dividend Fund	84,763,542	83,665,045	9,168,041	62,228,166
International Multifactor Fund	35,609,826	35,164,865	25,482,199	7,589,939
International Quality Dividend Growth Fund	49,421,416	47,203,909	37,196,789	28,539,265
International SmallCap Dividend Fund	898,713,178	787,920,248	26,627,846	223,820,971
Japan SmallCap Dividend Fund	170,305,156	170,436,809	9,225,358	351,885,532

110	WisdomTree Trust

Notes to Financial Statements (continued)

6. FEDERAL INCOME TAXES

At March 31, 2020, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Depreciation
Europe Quality Dividend Growth Fund	$30,243,734	$1,432,022	$(6,094,003)	$(4,661,981)	$78	$(51)	$27	$(4,661,954)
Europe SmallCap Dividend Fund	499,413,803	14,353,454	(175,433,240)	(161,079,786)	11,175	(5,704)	5,471	(161,074,315)
International Dividend ex-Financials Fund	151,365,692	4,274,033	(48,945,656)	(44,671,623)	151	(24,892)	(24,741)	(44,696,364)
International Equity Fund	714,869,805	61,796,255	(179,771,560)	(117,975,305)	553	(5,898)	(5,345)	(117,980,650)
International High Dividend Fund	249,884,627	5,969,140	(74,367,720)	(68,398,580)	48	(3,546)	(3,498)	(68,402,078)
International LargeCap Dividend Fund	408,546,249	30,734,640	(104,377,354)	(73,642,714)	37	(5,836)	(5,799)	(73,648,513)
International MidCap Dividend Fund	222,893,264	11,428,343	(55,634,352)	(44,206,009)	586	(6,438)	(5,852)	(44,211,861)
International Multifactor Fund	34,704,453	1,096,228	(3,650,593)	(2,554,365)	41,865	(1,412)	40,453	(2,513,912)
International Quality Dividend Growth Fund	80,714,705	3,163,545	(13,339,547)	(10,176,002)	—	—	—	(10,176,002)
International SmallCap Dividend Fund	1,560,668,754	64,827,572	(416,247,727)	(351,420,155)	4,300	(28,187)	(23,887)	(351,444,042)
Japan SmallCap Dividend Fund	321,071,459	9,128,337	(82,832,799)	(73,704,462)	—	(71)	(71)	(73,704,533)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

At March 31, 2020, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Depreciation	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
Europe Quality Dividend Growth Fund	$97,180	$(6,901,873)	$(4,661,954)	$(2,671)	$(11,469,318)
Europe SmallCap Dividend Fund	768,471	(229,550,574)	(161,074,315)	(5,962)	(389,862,380)
International Dividend ex-Financials Fund	488,212	(29,726,979)	(44,696,364)	18,988	(73,916,143)
International Equity Fund	2,215,495	(78,522,555)	(117,980,650)	5,292	(194,282,418)
International High Dividend Fund	521,543	(39,297,486)	(68,402,078)	4,278	(107,173,743)
International LargeCap Dividend Fund	1,161,597	(47,279,022)	(73,648,513)	17,123	(119,748,815)
International MidCap Dividend Fund	605,855	(21,196,410)	(44,211,861)	(953)	(64,803,369)
International Multifactor Fund	115,978	(3,097,262)	(2,513,912)	(2,455)	(5,497,651)
International Quality Dividend Growth Fund	350,591	(5,050,774)	(10,176,002)	(7,009)	(14,883,194)
International SmallCap Dividend Fund	7,971,233	(120,399,526)	(351,444,042)	(42,545)	(463,914,880)
Japan SmallCap Dividend Fund	3,366,671	(95,445,203)	(73,704,533)	5,644	(165,777,421)

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Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years or periods ended March 31, 2020 and March 31, 2019, was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*
Europe Quality Dividend Growth Fund	$908,753	$1,768,215
Europe SmallCap Dividend Fund	24,025,680	42,589,672
International Dividend ex-Financials Fund	6,679,985	7,765,680
International Equity Fund	28,034,655	32,159,951
International High Dividend Fund	9,965,602	13,212,551
International LargeCap Dividend Fund	13,724,833	16,024,315
International MidCap Dividend Fund	8,835,126	8,622,448
International Multifactor Fund	754,345	62,055	[1]
International Quality Dividend Growth Fund	2,162,870	1,130,824
International SmallCap Dividend Fund	61,380,468	57,938,955
Japan SmallCap Dividend Fund	11,877,835	16,060,084
*	Includes short-term capital gains, if any.
[1]	For the period August 10, 2018 (commencement of operations) through March 31, 2019.

At March 31, 2020, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
Europe Quality Dividend Growth Fund	$4,553,773	$2,348,100	$6,901,873
Europe SmallCap Dividend Fund	109,581,278	119,969,296	229,550,574
International Dividend ex-Financials Fund	14,499,371	15,227,608	29,726,979
International Equity Fund	17,139,451	61,383,104	78,522,555
International High Dividend Fund	6,170,302	33,127,184	39,297,486
International LargeCap Dividend Fund	11,195,652	36,083,370	47,279,022
International MidCap Dividend Fund	6,864,096	14,332,314	21,196,410
International Multifactor Fund	3,097,262	—	3,097,262
International Quality Dividend Growth Fund	3,968,448	1,082,326	5,050,774
International SmallCap Dividend Fund	108,292,920	12,106,606	120,399,526
Japan SmallCap Dividend Fund	70,322,832	25,122,371	95,445,203

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At March 31, 2020, the Funds did not have any post-October capital losses or late year-ordinary losses to defer.

At March 31, 2020, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Europe Quality Dividend Growth Fund	$1,539,574	$(1,539,574)
Europe SmallCap Dividend Fund	49,805	(49,805)
International Dividend ex-Financials Fund	(439,177)	439,177
International Equity Fund	(15,555,888)	15,555,888
International High Dividend Fund	(3,773,743)	3,773,743
International LargeCap Dividend Fund	—	—
International MidCap Dividend Fund	(11,206,549)	11,206,549
International Multifactor Fund	(1,038,306)	1,038,306
International Quality Dividend Growth Fund	2,331,835	(2,331,835)
International SmallCap Dividend Fund	(73,253,372)	73,253,372
Japan SmallCap Dividend Fund	2,908,209	(2,908,209)

112	WisdomTree Trust

Notes to Financial Statements (concluded)

The differences are primarily due to redemptions-in-kind.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded. As of and during the fiscal year ended March 31, 2020, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended March 31, 2020, remains subject to examination by taxing authorities.

7. ADDITIONAL INFORMATION

A recent outbreak of a respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally in a short period of time. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide have taken aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 likely will have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of each Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of the Funds.

WisdomTree Trust	113

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree International Dividend ex-Financials Fund, WisdomTree International Equity Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International Multifactor Fund, WisdomTree International Quality Dividend Growth Fund, WisdomTree International SmallCap Dividend Fund and WisdomTree Japan SmallCap Dividend Fund and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree International Dividend ex-Financials Fund, WisdomTree International Equity Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International Multifactor Fund, WisdomTree International Quality Dividend Growth Fund, WisdomTree International SmallCap Dividend Fund and WisdomTree Japan SmallCap Dividend Fund (collectively referred to as the “Funds”), (eleven of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of March 31, 2020, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eleven of the funds constituting WisdomTree Trust) at March 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International Equity Fund

WisdomTree International High Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Japan SmallCap Dividend Fund

	For the year ended March 31, 2020	For each of the two years in the period ended March 31, 2020	For each of the five years in the period ended March 31, 2020
WisdomTree International Multifactor Fund	For the year ended March 31, 2020	For the year ended March 31, 2020 and the period from August 10, 2018 (commencement of operations) through March 31, 2019
WisdomTree International Quality Dividend Growth Fund	For the year ended March 31, 2020	For each of the two years in the period ended March 31, 2020	For each of the three years in the period ended March 31, 2020 and the period from April 7, 2016 (commencement of operations) through March 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where

114	WisdomTree Trust

Report of Independent Registered Public Accounting Firm (concluded)

replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 21, 2020

WisdomTree Trust	115

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust
Jonathan Steinberg (1964)	Trustee, 2005-present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	76	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.
Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	76	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner, Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	76	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	76	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	76	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	76	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

116	WisdomTree Trust

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Officers of the Trust
Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	76	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	76	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Chief Compliance Officer, WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	76	None

Ryan Louvar***** (1972)	Secretary and Chief Legal Officer, 2013-present	General Counsel, WisdomTree Asset Management since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	76	None

Joanne Antico***** (1975)	Assistant Secretary, 2018-present	Assistant General Counsel, WisdomTree Asset Management since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	76	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	76	None

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

WisdomTree Trust	117

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended March 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2020, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Europe Quality Dividend Growth Fund	$908,753
Europe SmallCap Dividend Fund	23,436,172
International Dividend ex-Financials Fund	5,825,159
International Equity Fund	24,011,990
International High Dividend Fund	8,484,686
International LargeCap Dividend Fund	12,253,882
International MidCap Dividend Fund	7,546,774
International Multifactor Fund	754,345
International Quality Dividend Growth Fund	2,162,870
International SmallCap Dividend Fund	56,507,468
Japan SmallCap Dividend Fund	8,313,966

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year ended March 31, 2020. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Europe Quality Dividend Growth Fund	$1,060,244	$85,170
Europe SmallCap Dividend Fund	24,354,024	1,897,779
International Dividend ex-Financials Fund	7,162,763	376,986
International Equity Fund	29,832,096	1,789,612
International High Dividend Fund	10,492,785	576,533
International LargeCap Dividend Fund	15,189,998	909,883
International MidCap Dividend Fund	9,180,896	527,207
International Multifactor Fund	895,886	86,810
International Quality Dividend Growth Fund	2,500,469	170,490
International SmallCap Dividend Fund	62,342,950	4,694,628
Japan SmallCap Dividend Fund	8,107,551	861,446

The following represents the percentage of dividends paid during the fiscal year ended March 31, 2020, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Europe Quality Dividend Growth Fund	0.18%
Europe SmallCap Dividend Fund	0.37%
International Dividend ex-Financials Fund	—
International Equity Fund	0.06%
International High Dividend Fund	0.04%
International LargeCap Dividend Fund	—
International MidCap Dividend Fund	—
International Multifactor Fund	—
International Quality Dividend Growth Fund	0.17%
International SmallCap Dividend Fund	0.23%
Japan SmallCap Dividend Fund	—

118	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Previously, the Funds were required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Beginning in April 2019, the Funds ceased filing Form N-Q and commenced filing Form N-PORT. Part F of each Fund’s Form N-PORT filings for the first and third fiscal quarters contain the complete schedule of portfolio holdings in the same manner as previously filed on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	119

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-3607

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is David Chrencik, who is an independent trustee of the registrant, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $1,056,224 for 2020 and $987,203 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $101,500 for 2020 and $88,580 for 2019.

Tax Fees

(c)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $360,318 for 2020 and $441,140 for 2019.

All Other Fees

(d)	The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the registrant are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $360,318 for 2020 and $441,140 for 2019.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: May 29, 2020

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: May 29, 2020